UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT

OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-09729

iShares Trust

(Exact name of registrant as specified in charter)

c/o BlackRock Fund Advisors

400 Howard Street, San Francisco, CA 94105

(Address of principal executive offices) (Zip code)

The Corporation Trust Company

1209 Orange Street, Wilmington, DE 19801

(Name and address of agent for service)

Registrant’s telephone number, including area code: (415) 670-2000

Date of fiscal year end: March 31, 2024

Date of reporting period: March 31, 2024

Item 1. Reports to Stockholders.

(a) The Report to Shareholders is attached herewith.

March 31, 2024

2024 Annual Report

iShares Trust
• iShares Copper and Metals Mining ETF | ICOP | NASDAQ
• iShares Environmental Infrastructure and Industrials ETF | EFRA | NASDAQ
• iShares Global 100 ETF | IOO | NYSE Arca
• iShares Global Infrastructure ETF | IGF | NASDAQ
• iShares Global Timber & Forestry ETF | WOOD | NASDAQ
• iShares Lithium Miners and Producers ETF | ILIT | NASDAQ

The Markets in Review
 Rob Kapito
President, BlackRock Inc.

Dear Shareholder,
The combination of continued economic growth and cooling inflation provided a supportive backdrop for investors during the 12-month reporting period ended March 31, 2024. Higher interest rates helped to rein in inflation, and the Consumer Price Index decelerated substantially while remaining above pre-pandemic levels. A moderating labor market helped ease inflationary pressure, although wages continued to grow. Wage and job growth powered robust consumer spending, backstopping the economy. On October 7, 2023, Hamas launched a horrific attack on Israel. The ensuing war has had a significant humanitarian impact and could lead to heightened economic and market volatility. We see geopolitics as a structural market risk going forward. See our geopolitical risk dashboard at blackrock.com for more details.
Equity returns were robust during the period, as interest rates stabilized and the economy proved to be more resilient than many investors expected. The U.S. economy continued to show strength, and growth further accelerated in the second half of 2023. Large-capitalization U.S. stocks posted particularly substantial gains, supported by the performance of a few notable technology companies, while small-capitalization U.S. stocks’ advance was slower but still robust. Meanwhile, international developed market equities also gained strongly, while emerging market stocks advanced at a more modest pace.
The 10-year U.S. Treasury yield rose during the reporting period, as investors reacted to elevated inflation and attempted to anticipate future interest rate changes. However, higher yields drove positive returns overall for 10-year U.S. Treasuries and solid gains in shorter-duration U.S. Treasuries. The corporate bond market benefited from improving economic sentiment, although high-yield corporate bond prices fared significantly better than investment-grade bonds as demand from yield-seeking investors remained strong.
The U.S. Federal Reserve (the “Fed”), attempting to manage persistent inflation, raised interest rates twice during the 12-month period, but paused its tightening after its July meeting. The Fed also continued to reduce its balance sheet by not replacing some of the securities that reach maturity.
Supply constraints appear to have become an embedded feature of the new macroeconomic environment, making it difficult for developed economies to increase production without sparking higher inflation. Geopolitical fragmentation and an aging population risk further exacerbating these constraints, keeping the labor market tight and wage growth high. Although the Fed has stopped tightening for now, we believe that the new economic regime means that the Fed will need to maintain high rates for an extended period despite the market’s hopes for rapid interest rate cuts, as reflected in the ongoing rally. In this new regime, we anticipate greater volatility and dispersion of returns, creating more opportunities for selective portfolio management.
Looking at developed market stocks, we have an overweight stance on U.S. stocks overall, particularly given the promise of emerging AI technologies. We are also overweight Japanese stocks as shareholder-friendly policies generate increased investor interest, although we maintain an underweight stance on European stocks. In credit, there are selective opportunities in the near term despite tighter credit and financial conditions. For fixed income investing with a six- to twelve-month horizon, we see the most attractive investments in short-term U.S. Treasuries and hard-currency emerging market bonds.
Overall, our view is that investors need to think globally, position themselves to be prepared for a decarbonizing economy, and be nimble as market conditions change. We encourage you to talk with your financial advisor and visit iShares.com for further insight about investing in today’s markets.

Rob Kapito
President, BlackRock Inc.

Total Returns as of March 31, 2024
	6-Month	12-Month
U.S. large cap equities (S&P 500® Index)	23.48%	29.88%
U.S. small cap equities (Russell 2000® Index)	19.94	19.71
International equities (MSCI Europe, Australasia, Far East Index)	16.81	15.32
Emerging market equities (MSCI Emerging Markets Index)	10.42	8.15
3-month Treasury bills (ICE BofA 3-Month U.S. Treasury Bill Index)	2.68	5.24
U.S. Treasury securities (ICE BofA 10-Year U.S. Treasury Index)	4.88	(2.44)
U.S. investment grade bonds (Bloomberg U.S. Aggregate Bond Index)	5.99	1.70
Tax-exempt municipal bonds (Bloomberg Municipal Bond Index)	7.48	3.13
U.S. high yield bonds (Bloomberg U.S. Corporate High Yield 2% Issuer Capped Index)	8.73	11.15
Past performance is not an indication of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.
2This Page is not Part of Your Fund Report

Market Overview
iShares Trust
Global Market Overview
Global equity markets advanced during the 12 months ended March 31, 2024 (“reporting period”), supported by continued economic growth and moderating inflation in most parts of the world. The MSCI ACWI, a broad global equity index that includes both developed and emerging markets, returned 23.22% in U.S. dollar terms for the reporting period. Despite concerns about the impact of higher interest rates and rising prices, the global economy was resilient, posting moderate growth in 2023 at a similar pace to the prior year. Inflation began to subside in most regions of the world, as stabilizing energy prices and improved supply chains reduced pressure on consumers. However, geopolitical tensions were high during the reporting period, raising concerns about global economic disruptions from wars in Ukraine and Gaza. Following a terrorist attack on Israel by Hamas, Israel’s retaliation in Gaza and the resulting humanitarian impact raised tensions in the region, leading to counterstrikes between Israel, the U.S., and regional militant organizations. The events raised concerns among market participants that further escalation could lead to a broad regional war.
Among developed economies, the U.S. stood out, growing at a robust pace in 2023 despite elevated interest rates and persistent inflation. The U.S. consumer helped to power the expansion, as consumer spending continued to grow in both nominal and real (inflation-adjusted) terms. A strong labor market bolstered consumer spending, as employers continued to add jobs and average hourly wages increased notably. Consumer spending was also supported by higher asset values, as both home prices and strong equity performance increased household net worth. While improved supply chains eased goods inflation, the tight labor market kept labor costs near record highs, and growing services inflation was a significant driver of inflation’s overall persistence.
To counteract inflation, the U.S. Federal Reserve Bank (“Fed”) raised interest rates twice early in the reporting period, reaching the highest level since 2001. However, the Fed paused its interest rate increases thereafter as inflation edged down, keeping interest rates steady following its July 2023 meeting. The Fed also continued to decrease the size of its balance sheet by reducing the store of U.S. Treasuries it had accumulated to stabilize markets in the early phases of the coronavirus pandemic. Projections released by the Fed late in the reporting period included several interest rate decreases later in 2024, as it forecast that inflation would continue to moderate despite the robust economy.
European stocks posted strong gains as energy prices stabilized and inflation decelerated sharply. While growth in the Eurozone was nearly flat, the tepid economy meant that consumer spending was moderate, resulting in less upward pressure on prices. The European Central Bank (“ECB”) raised interest rates four times in the first half of the reporting period but declined to increase interest rates thereafter, citing progress in lowering inflation.
Asia-Pacific region stocks also advanced, albeit at a slower pace than other regions of the world. Japan returned to moderate growth in the fourth quarter of 2023 following a contraction in the third quarter. Solid exports, rising profits, and a series of corporate reforms bolstered Japanese equities. However, Chinese stocks were negatively impacted by investor concerns about government regulations and rising geopolitical tensions with the U.S. Meanwhile, emerging market stocks gained, helped by the pausing of interest rate increases from the Fed and the ECB. Stocks in India advanced significantly amid strong economic growth and robust corporate earnings, as India’s expanding middle class bolstered consumer spending.
4
2024 iShares Annual Report to Shareholders

Fund Summary as of March 31, 2024
iShares® Copper and Metals Mining ETF
Investment Objective
The iShares Copper and Metals Mining ETF (the “Fund”) seeks to track the investment results of an index composed of U.S. and non-U.S. equities of companies primarily engaged in copper and metal ore mining, as represented by the STOXX Global Copper and Metals Mining Index (the "Index"). The Fund invests in a  representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.
Performance
Cumulative Total Returns
Since Inception
Fund NAV	15.33%
Fund Market	16.13
Index	15.92
GROWTH OF $10,000 INVESTMENT
(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was June 21, 2023. The first day of secondary market trading was June 23, 2023.
Past performance is not an indication of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” for more information.
Expense Example
Actual			Hypothetical 5% Return
Beginning Account Value (10/01/23)	Ending Account Value (03/31/24)	Expenses Paid During the Period(a)	Beginning Account Value (10/01/23)	Ending Account Value (03/31/24)	Expenses Paid During the Period(a)	Annualized Expense Ratio
$1,000.00	$1,210.50	$2.60	$1,000.00	$1,022.70	$2.38	0.47%

(a)
Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period shown). Other fees, such as brokerage commissions and other fees to financial intermediaries, may be paid which are not reflected in the tables and examples above. See “Disclosure of Expenses”
for more information.

Fund Summary
5

Fund Summary as of March 31, 2024  (continued)
iShares® Copper and Metals Mining ETF
Portfolio Management Commentary
Stocks of companies primarily engaged in copper and metal ore mining advanced for the reporting period. While the price of copper on global trading markets was nearly flat overall, prices fluctuated during the course of the reporting period. Global copper production in 2023 was similar to production in 2022, reflecting tepid industrial demand and a slow recovery in manufacturing in some countries, particularly China, one of the world’s largest consumers of copper. Nonetheless, ongoing decarbonization efforts drove significant investments in electrical infrastructure, electric vehicles, and windmills, all of which require substantial use of copper.
Copper prices, which tend to be highly sensitive to interest rates, shifted with expectations for central bank monetary policy during the reporting period. The Fed left interest rates unchanged late in the reporting period after a series of large interest rate increases, so copper prices fell, then recovered in anticipation of lower carrying costs and a boost in economic activity.
Canadian stocks contributed the most to the Index’s return. Following two interest rate increases early in the reporting period, the Bank of Canada kept interest rates steady. A large copper mining project hit its production target despite electrical grid instability, while cost management supported industry profitability.
Peruvian copper miners also contributed to the Index’s performance, despite lower earnings and production. One of Peru’s largest copper miners initiated legal action to counter illegal mining activities, which slowed the development of a large mining project.
Stocks of copper mining companies in the U.K. also advanced. A large miner that operates in Chile reported higher revenue and earnings while investing in the development of a new mine. The industry also benefited from cost management efforts and attempts to reduce carbon emissions.
Chinese stocks further contributed to the Index’s return, led by a miner with significant operations in Zambia and the Democratic Republic of Congo. Earnings per share increased despite lower revenue overall.
Portfolio Information
INDUSTRY ALLOCATION
Industry	Percent of Total Investments(a)
Copper	48.7%
Diversified Metals & Mining	44.4
Gold	3.6
Steel	3.3
TEN LARGEST HOLDINGS
Security	Percent of Total Investments(a)
Grupo Mexico SAB de CV, Series B	8.7%
Freeport-McMoRan Inc.	8.6
Southern Copper Corp.	7.4
BHP Group Ltd.	7.3
Antofagasta PLC	6.5
Ivanhoe Mines Ltd., Class A	6.4
Lundin Mining Corp.	4.9
First Quantum Minerals Ltd.	4.6
KGHM Polska Miedz SA	4.2
Capstone Copper Corp.	4.1

(a)	Excludes money market funds.
6
2024 iShares Annual Report to Shareholders

Fund Summary as of March 31, 2024
iShares® Environmental Infrastructure and Industrials ETF
Investment Objective
The iShares Environmental Infrastructure and Industrials ETF (the “Fund”) seeks to track the investment results of an index composed of U.S. and non-U.S. companies that provide infrastructure and industrials solutions aiming to support energy efficiency and emissions mitigation, pollution reduction or land and resource optimization, as represented by the FTSE Green Revenues Select Infrastructure and Industrials Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.
Performance
	Average Annual Total Returns		Cumulative Total Returns
	1 Year	Since Inception	1 Year	Since Inception
Fund NAV	13.60%	16.89%	13.60%	24.69%
Fund Market	13.84	17.17	13.84	25.12
Index	14.05	17.21	14.05	25.18
GROWTH OF $10,000 INVESTMENT
(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was November 1, 2022. The first day of secondary market trading was November 3, 2022.
Past performance is not an indication of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” for more information.
Expense Example
Actual			Hypothetical 5% Return
Beginning Account Value (10/01/23)	Ending Account Value (03/31/24)	Expenses Paid During the Period(a)	Beginning Account Value (10/01/23)	Ending Account Value (03/31/24)	Expenses Paid During the Period(a)	Annualized Expense Ratio
$1,000.00	$1,195.90	$2.58	$1,000.00	$1,022.70	$2.38	0.47%

(a)
Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period shown). Other fees, such as brokerage commissions and other fees to financial intermediaries, may be paid which are not reflected in the tables and examples above. See “Disclosure of Expenses”
for more information.

Fund Summary
7

Fund Summary as of March 31, 2024  (continued)
iShares® Environmental Infrastructure and Industrials ETF
Portfolio Management Commentary
Global stocks of companies that provide infrastructure and industrial solutions for environmental issues posted a strong advance for the reporting period. Stocks in the U.S., which represented approximately 53% of the Index on average, contributed the most to the Index’s performance amid a global surge in infrastructure investment, solid U.S. economic growth and significant federal subsidies for certain types of infrastructure projects. In addition to several other notable bills, the 2022 Inflation Reduction Act allocated substantial funds for rebates and incentives to promote environmentally focused infrastructure. The combination of a strong economy and government subsidies drove a surge in construction and investment, leading to substantial gains among infrastructure stocks.
The U.S. industrials sector contributed the most to the Index’s return, led by the machinery industry. Strong demand for freight and transit train cars and related products drove revenue higher, enabling an increase in dividends. Robust sales of commercial water solutions and fluid treatment products helped to offset lower revenue from residential pool equipment.
Environmental infrastructure companies in the U.K. also advanced. In the industrials sector, the professional services industry drove gains amid solid revenue from sustainability assurance and testing services, particularly relating to battery technology and medical devices. The materials sector was another source of strength, as the potential acquisition of a paper packaging company sent stock prices higher. The Brazilian utilities sector further contributed to the Index’s return, as earnings and revenue exceeded analysts’ expectations.
On the downside, the materials sector in South Africa detracted from the Index’s return, as decreasing revenue due to lower platinum-group metal prices weighed on profit margins. In Belgium, the materials sector declined amid lower sales of components for rechargeable batteries.
Portfolio Information
SECTOR ALLOCATION
Sector	Percent of Total Investments(a)
Industrials	56.5%
Utilities	27.2
Materials	10.5
Information Technology	5.8
TEN LARGEST HOLDINGS
Security	Percent of Total Investments(a)
American Water Works Co. Inc.	6.1%
Westinghouse Air Brake Technologies Corp.	6.0
Xylem Inc./NY	6.0
Veolia Environnement SA	6.0
Pentair PLC	5.5
Smurfit Kappa Group PLC	4.7
Advanced Drainage Systems Inc.	4.6
Clean Harbors Inc.	4.0
Intertek Group PLC	4.0
Tetra Tech Inc.	3.9

(a)	Excludes money market funds.
8
2024 iShares Annual Report to Shareholders

Fund Summary as of March 31, 2024
iShares® Global 100 ETF
Investment Objective
The iShares Global 100 ETF (the “Fund”) seeks to track the investment results of an index composed of 100 large-capitalization global equities, as represented by the S&P Global 100TM (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.
Performance
	Average Annual Total Returns			Cumulative Total Returns
	1 Year	5 Years	10 Years	1 Year	5 Years	10 Years
Fund NAV	29.61%	15.49%	11.18%	29.61%	105.42%	188.69%
Fund Market	29.66	15.51	11.17	29.66	105.60	188.35
Index	29.56	15.43	11.08	29.56	104.95	185.95
GROWTH OF $10,000 INVESTMENT
(AT NET ASSET VALUE)

Past performance is not an indication of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” for more information.
Expense Example
Actual			Hypothetical 5% Return
Beginning Account Value (10/01/23)	Ending Account Value (03/31/24)	Expenses Paid During the Period(a)	Beginning Account Value (10/01/23)	Ending Account Value (03/31/24)	Expenses Paid During the Period(a)	Annualized Expense Ratio
$1,000.00	$1,227.70	$2.23	$1,000.00	$1,023.00	$2.02	0.40%

(a)
Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period shown). Other fees, such as brokerage commissions and other fees to financial intermediaries, may be paid which are not reflected in the tables and examples above. See “Disclosure of Expenses”
for more information.

Fund Summary
9

Fund Summary as of March 31, 2024  (continued)
iShares® Global 100 ETF
Portfolio Management Commentary
Large-capitalization global stocks advanced strongly for the reporting period amid resilient global economic growth and cooling inflation in most parts of the world. Stocks from the U.S., which represented approximately 75% of the Index on average, contributed the most to the Index’s return.
Within the U.S., the information technology sector was the largest source of strength amid notable innovations in artificial intelligence (“AI”) technology. Rapid advances in generative AI, which allows users to generate outputs using simple natural language queries, drove a surge in investor enthusiasm for products and technologies associated with AI. The semiconductors industry gained the most, as companies purchased specialized chips used to provide computing capacity for AI applications, which require significant processing power. Additionally, the semiconductors industry continued to invest in building the next generation of processors for AI applications, further supporting stock prices.
The U.S. software and services industry also posted significant gains, driven by strength among systems software companies. Enthusiasm for generative AI products benefited a large company in the industry with a significant investment in a prominent consumer-facing AI platform, a chatbot that grew its user base more quickly than any other consumer application in history. Integration of AI into already existing productivity software also propelled gains, as many customers adopted new AI features that automated certain writing and coding tasks.
The U.S. consumer discretionary sector also contributed. As the U.S. economy continued to expand, consumers increased their spending at a robust pace, driving substantial gains in the sector. Despite rising interest rates and higher borrowing costs, spending remained resilient, as strong household balance sheets, higher wages, and elevated asset prices supported consumers. Higher online sales and new AI cloud services propelled gains in the broadline retail industry.
Japanese stocks further contributed to the Index’s performance, led by the consumer discretionary sector. Robust demand for hybrid electric vehicles and strong pricing bolstered revenues and profit margins in the automobiles and components industry. Stocks in the Netherlands also contributed, as the semiconductors and semiconductor equipment industry benefited from a recovery in demand for microchips.
Portfolio Information
SECTOR ALLOCATION
Sector	Percent of Total Investments(a)
Information Technology	40.1%
Consumer Discretionary	11.3
Health Care	11.2
Financials	9.8
Consumer Staples	8.0
Communication Services	7.9
Energy	4.8
Industrials	4.7
Materials	1.3
Other (each representing less than 1%)	0.9
TEN LARGEST COUNTRIES
Country/Geographic Region	Percent of Total Investments(a)
United States	77.7%
United Kingdom	4.8
Switzerland	3.5
France	3.4
Japan	2.9
Germany	2.5
Netherlands	1.8
South Korea	1.2
China	0.9
Spain	0.7

(a)	Excludes money market funds.
10
2024 iShares Annual Report to Shareholders

Fund Summary as of March 31, 2024
iShares® Global Infrastructure ETF
Investment Objective
The iShares Global Infrastructure ETF (the “Fund”) seeks to track the investment results of an index composed of developed market equities in the infrastructure industry, as represented by the S&P Global Infrastructure IndexTM (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.
Performance
	Average Annual Total Returns			Cumulative Total Returns
	1 Year	5 Years	10 Years	1 Year	5 Years	10 Years
Fund NAV	3.50%	4.18%	4.44%	3.50%	22.75%	54.41%
Fund Market	3.26	4.11	4.37	3.26	22.31	53.45
Index	3.13	3.97	4.24	3.13	21.49	51.54
GROWTH OF $10,000 INVESTMENT
(AT NET ASSET VALUE)

Past performance is not an indication of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” for more information.
Expense Example
Actual			Hypothetical 5% Return
Beginning Account Value (10/01/23)	Ending Account Value (03/31/24)	Expenses Paid During the Period(a)	Beginning Account Value (10/01/23)	Ending Account Value (03/31/24)	Expenses Paid During the Period(a)	Annualized Expense Ratio
$1,000.00	$1,123.30	$2.12	$1,000.00	$1,023.00	$2.02	0.40%

(a)
Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period shown). Other fees, such as brokerage commissions and other fees to financial intermediaries, may be paid which are not reflected in the tables and examples above. See “Disclosure of Expenses”
for more information.

Fund Summary
11

Fund Summary as of March 31, 2024  (continued)
iShares® Global Infrastructure ETF
Portfolio Management Commentary
Global infrastructure stocks advanced for the reporting period amid solid global economic growth. Stocks from the U.S., which represented approximately 39% of the Index on average, contributed the most to the Index’s performance amid solid U.S. economic growth and significant federal subsidies for certain types of infrastructure projects. The Infrastructure Investment and Jobs Act, passed in 2021, continued to disburse funds, while the CHIPS and Science act of 2022 promoted significant investments in microchip manufacturing. The combination of a strong economy and government subsidies drove a surge in infrastructure construction and investment, leading to substantial gains among infrastructure stocks.
The U.S. energy sector contributed the most to the Index’s return, as both oil and natural gas production in the U.S. reached all-time highs. Disruption to energy markets following Russia’s 2022 invasion of Ukraine and efforts by the government to stabilize energy prices drove investment in domestic production. The war also significantly impacted European energy markets, which imported large quantities of Russian natural gas prior to the invasion. European countries pivoted to alternative sources of gas, including U.S. liquefied natural gas. The surge in U.S. oil and natural gas production benefited the oil and gas storage and transportation industry, which provides energy infrastructure such as pipelines and storage facilities. Expansion in the industry drove strong earnings and allowed for investments in new projects while also raising dividends.
Spanish infrastructure stocks also contributed to the Index’s performance, as the Spanish economy posted faster growth than the E.U. average, bolstered by a strong recovery in tourism. The robust tourist economy drove gains in the industrials sector, where the airport services industry benefited from increased passenger traffic. Rising air travel in Spain and Latin America drove strong gains in revenues and profit, and approval for an airport fee increase by the Spanish government further buoyed the industry’s outlook.
On the downside, Chinese stocks detracted from the Index’s performance, amid slowing consumer spending and deflation. The transportation infrastructure industry in the industrials sector declined the most, as analysts adjusted their revenue forecasts down following an earnings report.
Portfolio Information
INDUSTRY ALLOCATION
Industry	Percent of Total Investments(a)
Electric Utilities	26.3%
Airport Services	24.5
Oil & Gas Storage & Transportation	19.8
Highways & Railtracks	11.8
Multi-Utilities	11.7
Marine Ports & Services	3.8
Water Utilities	1.2
Other (each representing less than 1%)	0.9
TEN LARGEST COUNTRIES
Country/Geographic Region	Percent of Total Investments(a)
United States	40.4%
Australia	8.9
Canada	8.2
Spain	7.9
Mexico	7.1
France	6.6
China	4.4
New Zealand	3.1
Italy	2.6
Germany	2.2

(a)	Excludes money market funds.
12
2024 iShares Annual Report to Shareholders

Fund Summary as of March 31, 2024
iShares® Global Timber & Forestry ETF
Investment Objective
The iShares Global Timber & Forestry ETF (the “Fund”) seeks to track the investment results of an index composed of global equities in or related to the timber and forestry industry, as represented by the S&P Global Timber & Forestry IndexTM (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.
Performance
	Average Annual Total Returns			Cumulative Total Returns
	1 Year	5 Years	10 Years	1 Year	5 Years	10 Years
Fund NAV	20.06%(a)	7.59%	6.91%	20.06%(a)	44.17%	95.15%
Fund Market	20.08	7.55	6.88	20.08	43.93	94.55
Index	20.12	7.39	6.73	20.12	42.81	91.87

(a)
The NAV total return presented in the table for the one-year period differs from the same period return disclosed in the financial highlights. The total return in the financial highlights is calculated in the same manner but differs due to certain adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

GROWTH OF $10,000 INVESTMENT
(AT NET ASSET VALUE)

Past performance is not an indication of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” for more information.
Expense Example
Actual			Hypothetical 5% Return
Beginning Account Value (10/01/23)	Ending Account Value (03/31/24)	Expenses Paid During the Period(a)	Beginning Account Value (10/01/23)	Ending Account Value (03/31/24)	Expenses Paid During the Period(a)	Annualized Expense Ratio
$1,000.00	$1,144.20	$2.20	$1,000.00	$1,023.00	$2.07	0.41%

(a)
Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period shown). Other fees, such as brokerage commissions and other fees to financial intermediaries, may be paid which are not reflected in the tables and examples above. See “Disclosure of Expenses”
for more information.

Fund Summary
13

Fund Summary as of March 31, 2024  (continued)
iShares® Global Timber & Forestry ETF
Portfolio Management Commentary
Global timber and forestry stocks rose substantially during the reporting period, driven by a strong performance in the U.S. and Brazil, as the outlook for the global economy improved. U.S. equities contributed the most to the Index’s return, led by the containers and packaging industry within the materials sector. While the industry as a whole saw decreased demand for its products due to both slower economic growth and concerns about an eventual recession, sales volumes generally improved over the reporting period as markets became more optimistic about the economy achieving a soft landing. Within the industry, some leading manufacturers of packaging materials made concerted efforts to improve efficiency, reduce costs, and make strategic acquisitions, buoying investor sentiment.
Equities in Brazil also contributed significantly to the Index’s return, led by the paper products industry. The country’s exports of pulp, the primary raw material used in making paper, increased early in the reporting period, with a notable rise in exports to China and North America. However, the combination of increased supply and depressed economic activity in targeted markets led to falling pulp prices, creating a challenging market for paper producers. However, the outlook for U.S. and global economic growth improved significantly as the reporting period progressed. This improvement allowed major producers of paper to increase prices late in the reporting period, providing a material boost to revenue.
Equities in Japan also contributed, led by the homebuilding industry in the consumer discretionary sector. Early in the reporting period, monthly U.S. housing starts surged to their highest level since 1990, as a shortage of single-family homes and prospects for lower interest rates encouraged renewed building activity. As such, Japan-based homebuilding companies with a significant presence in the U.S. or that were active in acquiring U.S.-based homebuilding companies over the reporting period were able to benefit from increased activity.
Portfolio Information
INDUSTRY ALLOCATION
Industry	Percent of Total Investments(a)
Paper Products	38.0%
Paper & Plastic Packaging Products & Materials	23.1
Timber REITs	16.7
Forest Products	16.3
Homebuilding	4.2
Oil & Gas Refining & Marketing	1.7
TEN LARGEST COUNTRIES
Country/Geographic Region	Percent of Total Investments(a)
United States	30.5%
Sweden	12.6
Brazil	12.2
Finland	8.7
Japan	8.5
Canada	8.4
Ireland	6.5
Chile	3.2
United Kingdom	3.2
Taiwan	1.7

(a)	Excludes money market funds.
14
2024 iShares Annual Report to Shareholders

Fund Summary as of March 31, 2024
iShares® Lithium Miners and Producers ETF
Investment Objective
The iShares Lithium Miners and Producers ETF (the “Fund”) seeks to track the investment results of an index composed of U.S. and non-U.S. equities of companies primarily engaged in lithium ore mining and/or lithium compounds manufacturing, as represented by the STOXX Global Lithium Miners and Producers Index (the "Index"). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.
Performance
Cumulative Total Returns
Since Inception
Fund NAV	(45.19)%
Fund Market	(44.88)
Index	(45.78)
GROWTH OF $10,000 INVESTMENT
(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was June 21, 2023. The first day of secondary market trading was June 23, 2023.
Past performance is not an indication of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” for more information.
Expense Example
Actual			Hypothetical 5% Return
Beginning Account Value (10/01/23)	Ending Account Value (03/31/24)	Expenses Paid During the Period(a)	Beginning Account Value (10/01/23)	Ending Account Value (03/31/24)	Expenses Paid During the Period(a)	Annualized Expense Ratio
$1,000.00	$744.70	$2.05	$1,000.00	$1,022.70	$2.38	0.47%

(a)
Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period shown). Other fees, such as brokerage commissions and other fees to financial intermediaries, may be paid which are not reflected in the tables and examples above. See “Disclosure of Expenses”
for more information.

Fund Summary
15

Fund Summary as of March 31, 2024  (continued)
iShares® Lithium Miners and Producers ETF
Portfolio Management Commentary
The stocks of global lithium miners and producers declined significantly for the reporting period amid a sharp decrease in the price of lithium. Lithium is an important component in the manufacture of some types of rechargeable batteries, in particular batteries for powering electric vehicles (“EVs”), which use a large proportion of mined lithium. Consequently, the price of lithium tends to fluctuate with expectations for EV production. Prior to the beginning of the reporting period, rapid increases in EV production drove lithium prices to record levels amid concerns that demand would outstrip supply. However, higher prices drove new exploration and production efforts, and lithium supply increased significantly in 2023. Meanwhile, a slowdown in EV sales, despite car makers offering discounted prices and selling below cost, led analysts to lower their outlook for EV adoption. This slowdown created a mismatch between lithium supply and demand, driving down the price of lithium and weighing on the stocks of lithium producers. Lithium’s sharp price decline required the industry to cut costs and curtail expansion plans.
Australian lithium mining stocks detracted the most from the Index’s performance. Revenue in the industry declined rapidly as the realized price of its principal product fell by 75%. A large Australian miner implemented a leadership change as the company investigated expanding its non-lithium mining operations to offset weakness from lithium revenue. Headwinds in the market for lithium also prompted restructuring activity, as companies reacted to difficult financial conditions. A large Australian lithium producer was acquired by a major U.S. producer, creating a new company that can operate across the lithium supply chain.
U.S. stocks also detracted from the Index’s return, despite government efforts to encourage domestic lithium production. Regulatory uncertainty, technical challenges, and low lithium prices worked against the U.S. lithium industry. The industry instituted cost-cutting measures that deferred spending, reduced headcount, and paused expansions into new projects.
Portfolio Information
INDUSTRY ALLOCATION
Industry	Percent of Total Investments(a)
Diversified Metals & Mining	33.8%
Specialty Chemicals	29.9
Electrical Components & Equipment	19.2
Commodity Chemicals	9.5
Technology Hardware, Storage & Peripherals	7.6
TEN LARGEST HOLDINGS
Security	Percent of Total Investments(a)
Albemarle Corp.	8.9%
Sociedad Quimica y Minera de Chile SA	8.7
Pilbara Minerals Ltd.	7.7
CosmoAM&T Co. Ltd.	7.6
Arcadium Lithium PLC	7.1
Lithium Americas Corp.	5.9
SK IE Technology Co. Ltd.	4.7
Liontown Resources Ltd.	4.1
Sigma Lithium Corp.	4.1
Tianqi Lithium Corp., Class A	3.5

(a)	Excludes money market funds.
16
2024 iShares Annual Report to Shareholders

About Fund Performance
Past performance is not an indication of future results. Financial markets have experienced extreme volatility and trading in many instruments has been disrupted. These circumstances may continue for an extended period of time and may continue to affect adversely the value and liquidity of each Fund’s investments. As a result, current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end is available at iShares.com. Performance results assume reinvestment of all dividends and capital gain distributions and do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. The investment return and principal value of shares will vary with changes in market conditions. Shares may be worth more or less than their original cost when they are redeemed or sold in the market. Performance for certain funds may reflect a waiver of a portion of investment advisory fees. Without such a waiver, performance would have been lower.
Net asset value or “NAV” is the value of one share of a fund as calculated in accordance with the standard formula for valuing mutual fund shares.  Beginning August 10, 2020, the price used to calculate market return (“Market Price”) is the closing price. Prior to August 10, 2020, Market Price was determined using the midpoint between the highest bid and the lowest ask on the primary stock exchange on which shares of a fund are listed for trading, as of the time that such fund’s NAV is calculated. Since shares of a fund may not trade in the secondary market until after the fund’s inception, for the period from inception to the first day of secondary market trading in shares of the fund, the NAV of the fund is used as a proxy for the Market Price to calculate market returns. Market and NAV returns assume that dividends and capital gain distributions have been reinvested at Market Price and NAV, respectively.
An index is a statistical composite that tracks a specified financial market or sector. Unlike a fund, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by a fund. These expenses negatively impact fund performance. Also, index returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, index returns would be lower.
Disclosure of Expenses
Shareholders of each Fund may incur the following charges: (1) transactional expenses, including brokerage commissions on purchases and sales of fund shares and (2) ongoing expenses, including management fees and other fund expenses. The expense examples shown (which are based on a hypothetical investment of $1,000 invested at the beginning of the period and held through the end of the period) are intended to assist shareholders both in calculating expenses based on an investment in each Fund and in comparing these expenses with similar costs of investing in other funds.
The expense examples provide information about actual account values and actual expenses. Annualized expense ratios reflect contractual and voluntary fee waivers, if any. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number under the heading entitled “Expenses Paid During the Period.”
The expense examples also provide information about hypothetical account values and hypothetical expenses based on a fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in the Funds and other funds, compare the 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
The expenses shown in the expense examples are intended to highlight shareholders’ ongoing costs only and do not reflect any transactional expenses, such as brokerage commissions and other fees paid on purchases and sales of fund shares. Therefore, the hypothetical examples are useful in comparing ongoing expenses only and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.
About Fund Performance/Disclosure of Expenses
17

Schedule of Investments
March 31, 2024
iShares® Copper and Metals Mining ETF
(Percentages shown are based on Net Assets)

Security	Shares	Value
Common Stocks
Metals & Mining — 99.6%
29Metals Ltd.(a)(b)	37,427	$9,155
Al Masane Al Kobra Mining Co.	3,672	55,807
Anglo American PLC	7,345	181,001
Antofagasta PLC	17,898	459,728
Baiyin Nonferrous Group Co. Ltd.	43,000	16,468
BHP Group Ltd.	17,646	510,215
Capstone Copper Corp.(a)	45,344	288,557
Chengtun Mining Group Co. Ltd., Class A(a)	2,000	1,158
China Nonferrous Mining Corp Ltd.	112,000	93,836
CMOC Group Ltd., Class A	10,100	11,379
ERO Copper Corp.(a)	8,453	163,001
Evolution Mining Ltd.	17,833	41,678
Filo Corp., NVS(a)	10,020	174,946
First Quantum Minerals Ltd.	29,775	320,050
Freeport-McMoRan Inc.	12,882	605,712
Glencore PLC	34,170	187,510
Grupo Mexico SAB de CV, Series B	103,248	614,759
Hudbay Minerals Inc.	34,051	238,310
Ivanhoe Mines Ltd., Class A(a)(b)	37,980	453,108
Jiangxi Copper Co. Ltd., Class A	12,000	37,227
Jinchuan Group International Resources Co. Ltd.	262,000	27,511
KGHM Polska Miedz SA	10,274	293,418
Lundin Mining Corp.	33,675	344,569
MMG Ltd.(a)	276,000	108,554
Newmont Corp.	5,148	184,504
Nittetsu Mining Co. Ltd.	1,300	41,929
Rio Tinto PLC, ADR	4,009	255,534
Sandfire Resources Ltd.(a)(b)	44,601	258,332
Southern Copper Corp.	4,854	517,048
Security	Shares	Value
Metals & Mining (continued)
Teck Resources Ltd., Class B	4,266	$195,262
Vale SA	18,940	229,717
WA1 Resources Ltd., NVS(a)	4,376	30,977
Western Mining Co. Ltd., Class A	14,200	36,285
Yunnan Copper Co. Ltd.	11,600	20,773
Zijin Mining Group Co. Ltd., Class A	11,300	25,099
		7,033,117
Total Long-Term Investments — 99.6% (Cost: $6,304,710)		7,033,117
Short-Term Securities
Money Market Funds — 8.3%
BlackRock Cash Funds: Institutional, SL Agency Shares, 5.50%(c)(d)(e)	585,378	585,612
Total Short-Term Securities — 8.3% (Cost: $585,686)		585,612
Total Investments — 107.9% (Cost: $6,890,396)		7,618,729
Liabilities in Excess of Other Assets — (7.9)%		(556,004)
Net Assets — 100.0%		$7,062,725

(a)	Non-income producing security.
(b)	All or a portion of this security is on loan.
(c)	Affiliate of the Fund.
(d)	Annualized 7-day yield as of period end.
(e)	All or a portion of this security was purchased with the cash collateral from loaned securities.
Affiliates
Investments in issuers considered to be affiliate(s) of the Fund during the period ended March 31, 2024 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:
Affiliated Issuer	Value at 06/21/23(a)	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 03/31/24	Shares Held at 03/31/24	Income	Capital Gain Distributions from Underlying Funds
BlackRock Cash Funds: Institutional, SL Agency Shares	$—	$585,663 (b)	$—	$23	$(74)	$585,612	585,378	$505 (c)	$—
BlackRock Cash Funds: Treasury, SL Agency Shares(d)	—	—	0 (b)	—	—	—	—	105	—
				$23	$(74)	$585,612		$610	$—

(a)	Commencement of operations.
(b)	Represents net amount purchased (sold).
(c)
All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

(d)	As of period end, the entity is no longer held.
18
2024 iShares Annual Report to Shareholders

Schedule of Investments (continued)
March 31, 2024
iShares® Copper and Metals Mining ETF

Derivative Financial Instruments Outstanding as of Period End
Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Long Contracts
Micro E-Mini Russell 2000 Index	2	06/21/24	$21	$694
Derivative Financial Instruments Categorized by Risk Exposure
As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Assets—Derivative Financial Instruments
Futures contracts
Unrealized appreciation on futures contracts(a)	$—	$—	$694	$—	$—	$—	$694

(a)
Net cumulative unrealized appreciation (depreciation) on futures contracts are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day's variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the period ended March 31, 2024, the effect of derivative financial instruments in the Statements of Operations was as follows:
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from
Futures contracts	$—	$—	$(2,844)	$—	$—	$—	$(2,844)
Net Change in Unrealized Appreciation (Depreciation) on
Futures contracts	$—	$—	$694	$—	$—	$—	$694
Average Quarterly Balances of Outstanding Derivative Financial Instruments
Futures contracts:
Average notional value of contracts — long	$9,861
For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.
Fair Value Hierarchy as of Period End
Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.
The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.
	Level 1	Level 2	Level 3	Total
Assets
Investments
Long-Term Investments
Common Stocks	$4,026,125	$3,006,992	$—	$7,033,117
Short-Term Securities
Money Market Funds	585,612	—	—	585,612
	$4,611,737	$3,006,992	$—	$7,618,729
Schedule of Investments
19

Schedule of Investments (continued)
March 31, 2024
iShares® Copper and Metals Mining ETF

Fair Value Hierarchy as of Period End (continued)
	Level 1	Level 2	Level 3	Total
Derivative Financial Instruments(a)
Assets
Equity Contracts	$694	$—	$—	$694

(a)	Derivative financial instruments are futures contracts. Futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.
See notes to financial statements.
20
2024 iShares Annual Report to Shareholders

Schedule of Investments
March 31, 2024
iShares® Environmental Infrastructure and Industrials ETF
(Percentages shown are based on Net Assets)

Security	Shares	Value
Common Stocks
Building Products — 7.5%
Advanced Drainage Systems Inc.	1,302	$224,257
China Lesso Group Holdings Ltd.	18,000	8,536
Reliance Worldwide Corp. Ltd.	15,344	57,576
TOTO Ltd.	2,800	78,498
		368,867
Chemicals — 1.7%
Umicore SA	3,978	85,764
Commercial Services & Supplies — 10.5%
Befesa SA(a)	779	26,777
Clean Harbors Inc.(b)	978	196,881
Derichebourg SA	1,822	8,659
Stericycle Inc.(b)	1,790	94,423
Tetra Tech Inc.	1,030	190,251
		516,991
Construction & Engineering — 5.0%
NBCC India Ltd.	12,291	17,632
Stantec Inc.	2,217	184,064
Sweco AB, Class B	3,933	44,245
		245,941
Containers & Packaging — 7.2%
DS Smith PLC	24,913	124,618
Smurfit Kappa Group PLC	5,045	230,578
		355,196
Electronic Equipment, Instruments & Components — 5.8%
Badger Meter Inc.	567	91,746
Landis+Gyr Group AG	417	32,007
Riken Keiki Co. Ltd.	600	15,122
Shimadzu Corp.	5,200	144,841
		283,716
Machinery — 27.2%
Construcciones y Auxiliar de Ferrocarriles SA	506	18,455
Dawonsys Co. Ltd.(b)	576	5,830
Franklin Electric Co. Inc.	891	95,168
Lindsay Corp.	213	25,062
METAWATER Co. Ltd.	400	5,889
Mueller Water Products Inc., Class A	2,992	48,141
NGK Insulators Ltd.	4,800	64,543
Organo Corp.	500	24,795
Pentair PLC	3,189	272,468
TOMRA Systems ASA	4,554	71,283
Torishima Pump Manufacturing Co. Ltd.	400	7,463
Watts Water Technologies Inc., Class A	527	112,014
Westinghouse Air Brake Technologies Corp.	2,033	296,167
Xylem Inc./NY	2,275	294,021
		1,341,299
Metals & Mining — 1.5%
ARE Holdings Inc.	1,400	17,784
Dowa Holdings Co. Ltd.	900	31,102
Sims Ltd.	3,087	25,577
		74,463
Security	Shares	Value
Multi-Utilities — 6.8%
Qatar Electricity & Water Co. QSC	8,870	$39,520
Veolia Environnement SA	9,003	292,884
		332,404
Professional Services — 5.7%
Arcadis NV	1,405	86,042
Intertek Group PLC	3,125	196,712
		282,754
Water Utilities — 20.4%
Aguas Andinas SA, Class A	52,803	15,413
American States Water Co.	714	51,579
American Water Works Co. Inc.	2,435	297,581
Beijing Enterprises Water Group Ltd.	80,000	17,808
California Water Service Group	1,114	51,779
China Water Affairs Group Ltd.	18,000	10,556
Cia de Saneamento de Minas Gerais Copasa MG	3,607	15,664
Cia. de Saneamento Basico do Estado de Sao Paulo SABESP	6,624	111,866
Essential Utilities Inc.	4,848	179,618
Penno Group PLC	5,555	45,398
SJW Group	615	34,803
United Utilities Group PLC	13,280	172,556
		1,004,621
Total Common Stocks — 99.3% (Cost: $3,962,000)		4,892,016
Preferred Stocks
Machinery — 0.4%
Marcopolo SA, Preference Shares, NVS	13,618	20,473
Total Preferred Stocks — 0.4% (Cost: $14,621)		20,473
Rights
Machinery — 0.0%
Dawonsys Co. Ltd. (Expires 04/30/24, Strike Price KRW 10,210.00)(b)	65	164
Total Rights — 0.0% (Cost: $—)		164
Total Investments — 99.7% (Cost: $3,976,621)		4,912,653
Other Assets Less Liabilities — 0.3%		12,429
Net Assets — 100.0%		$4,925,082

(a)
Security exempt from registration pursuant to Rule 144A under the Securities Act of
1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(b)	Non-income producing security.
Schedule of Investments
21

Schedule of Investments (continued)
March 31, 2024
iShares® Environmental Infrastructure and Industrials ETF

Affiliates
Investments in issuers considered to be affiliate(s) of the Fund during the year ended March 31, 2024 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:
Affiliated Issuer	Value at 03/31/23	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 03/31/24	Shares Held at 03/31/24	Income	Capital Gain Distributions from Underlying Funds
BlackRock Cash Funds: Institutional, SL Agency Shares(a)	$—	$—	$(16)(b)	$16	$—	$—	—	$68 (c)	$—
BlackRock Cash Funds: Treasury, SL Agency Shares(a)	—	—	0 (b)	—	—	—	—	49	—
				$16	$—	$—		$117	$—

(a)	As of period end, the entity is no longer held.
(b)	Represents net amount purchased (sold).
(c)
All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

Derivative Financial Instruments Outstanding as of Period End
Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Long Contracts
Micro E-Mini Russell 2000 Index	1	06/21/24	$11	$(9)
Derivative Financial Instruments Categorized by Risk Exposure
As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Liabilities—Derivative Financial Instruments
Futures contracts
Unrealized depreciation on futures contracts(a)	$—	$—	$9	$—	$—	$—	$9

(a)
Net cumulative unrealized appreciation (depreciation) on futures contracts are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day's variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the period ended March 31, 2024, the effect of derivative financial instruments in the Statements of Operations was as follows:
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from
Futures contracts	$—	$—	$1,400	$—	$—	$—	$1,400
Net Change in Unrealized Appreciation (Depreciation) on
Futures contracts	$—	$—	$(354)	$—	$—	$—	$(354)
Average Quarterly Balances of Outstanding Derivative Financial Instruments
Futures contracts:
Average notional value of contracts — long	$12,118
For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.
22
2024 iShares Annual Report to Shareholders

Schedule of Investments (continued)
March 31, 2024
iShares® Environmental Infrastructure and Industrials ETF

Fair Value Hierarchy as of Period End
Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.
The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.
	Level 1	Level 2	Level 3	Total
Assets
Investments
Long-Term Investments
Common Stocks	$2,938,920	$1,953,096	$—	$4,892,016
Preferred Stocks	20,473	—	—	20,473
Rights	—	164	—	164
	$2,959,393	$1,953,260	$—	$4,912,653
Derivative Financial Instruments(a)
Liabilities
Equity Contracts	$(9)	$—	$—	$(9)

(a)	Derivative financial instruments are futures contracts. Futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.
See notes to financial statements.
Schedule of Investments
23

Schedule of Investments
March 31, 2024
iShares® Global 100 ETF
(Percentages shown are based on Net Assets)

Security	Shares	Value
Common Stocks
Australia — 0.6%
BHP Group Ltd.	1,040,224	$30,076,982
China — 0.9%
Tencent Holdings Ltd.	1,258,100	49,002,910
France — 3.4%
AXA SA	360,483	13,538,215
Cie. de Saint-Gobain	103,964	8,069,031
Engie SA	360,697	6,044,323
L'Oreal SA	47,198	22,351,633
LVMH Moet Hennessy Louis Vuitton SE	53,518	48,155,284
Sanofi SA	228,477	22,227,253
Schneider Electric SE	110,198	24,913,166
TotalEnergies SE	460,521	31,678,954
		176,977,859
Germany — 2.5%
Allianz SE, Registered	80,408	24,099,652
BASF SE	183,217	10,469,733
Bayer AG, Registered	200,886	6,152,045
Deutsche Bank AG, Registered	419,712	6,610,566
Deutsche Telekom AG, Registered	716,534	17,393,495
E.ON SE	460,879	6,416,318
Mercedes-Benz Group AG	164,711	13,117,076
Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen, Registered	28,014	13,674,767
RWE AG	139,257	4,732,953
Siemens AG, Registered	154,369	29,475,041
		132,141,646
Japan — 2.8%
Bridgestone Corp.	120,300	5,331,662
Canon Inc.	206,950	6,166,087
Honda Motor Co. Ltd.	1,025,900	12,694,165
Mitsubishi UFJ Financial Group Inc.	2,532,300	25,763,861
Panasonic Holdings Corp.	503,600	4,806,238
Seven & i Holdings Co. Ltd.	490,660	7,151,801
Sony Group Corp.	258,800	22,192,287
Toyota Motor Corp.	2,544,900	64,322,227
		148,428,328
Netherlands — 1.8%
ASML Holding NV	82,025	79,520,038
ING Groep NV	718,107	11,822,395
		91,342,433
South Korea — 1.2%
Samsung Electronics Co. Ltd.	1,053,910	64,506,728
Spain — 0.7%
Banco Bilbao Vizcaya Argentaria SA	1,198,413	14,271,289
Banco Santander SA	3,248,685	15,867,972
Telefonica SA	1,167,830	5,157,426
		35,296,687
Switzerland — 3.5%
ABB Ltd., Registered	332,246	15,412,992
Nestle SA, Registered	548,099	58,235,496
Novartis AG, Registered	425,441	41,207,530
Roche Holding AG, Bearer	5,472	1,475,604
Roche Holding AG, NVS	144,219	36,821,831
Swiss Re AG	59,306	7,628,820
UBS Group AG, Registered	624,339	19,223,974
		180,006,247
Security	Shares	Value
United Kingdom — 4.8%
Anglo American PLC	275,176	$6,781,112
AstraZeneca PLC	318,219	42,750,742
Barclays PLC	2,957,969	6,855,523
BP PLC	3,450,266	21,644,983
Diageo PLC	456,458	16,889,955
GSK PLC	841,253	18,062,019
HSBC Holdings PLC	3,922,056	30,658,022
National Grid PLC	769,234	10,364,657
Prudential PLC	566,415	5,312,162
Rio Tinto PLC	229,450	14,506,943
Shell PLC	1,330,859	44,157,198
Unilever PLC	516,318	25,920,094
Vodafone Group PLC	4,683,557	4,153,959
		248,057,369
United States — 77.4%
3M Co.	113,457	12,034,384
Abbott Laboratories	356,376	40,505,696
Accenture PLC, Class A	128,707	44,611,133
Alphabet Inc., Class A(a)	1,209,717	182,582,587
Alphabet Inc., Class C, NVS(a)	1,012,805	154,209,689
Amazon.com Inc.(a)	1,876,448	338,473,690
American Tower Corp.	95,694	18,908,178
Aon PLC, Class A	41,099	13,715,558
Apple Inc.	2,979,723	510,962,900
Bristol-Myers Squibb Co.	417,695	22,651,600
Broadcom Inc.	90,332	119,726,936
Caterpillar Inc.	104,502	38,292,668
Chevron Corp.	356,047	56,162,854
Cisco Systems Inc.	834,151	41,632,476
Citigroup Inc.	390,669	24,705,908
Coca-Cola Co. (The)	798,762	48,868,259
Colgate-Palmolive Co.	169,018	15,220,071
DuPont de Nemours Inc.	87,936	6,742,053
Eli Lilly & Co.	163,693	127,346,606
Emerson Electric Co.	117,356	13,310,518
Exxon Mobil Corp.	815,169	94,755,245
Ford Motor Co.	801,165	10,639,471
General Electric Co.	223,411	39,215,333
Goldman Sachs Group Inc. (The)	66,942	27,961,004
Honeywell International Inc.	135,331	27,776,688
HP Inc.	179,001	5,409,410
Intel Corp.	867,925	38,336,247
International Business Machines Corp.	187,834	35,868,781
Johnson & Johnson	494,164	78,171,803
Johnson Controls International PLC	139,940	9,140,881
JPMorgan Chase & Co.	593,463	118,870,639
Kimberly-Clark Corp.	69,154	8,945,070
Marsh & McLennan Companies Inc.	100,995	20,802,950
Mastercard Inc., Class A	169,362	81,559,658
McDonald's Corp.	148,895	41,980,945
Merck & Co. Inc.	520,185	68,638,411
Microsoft Corp.	1,525,324	641,734,313
Morgan Stanley	257,171	24,215,221
Nike Inc., Class B	249,871	23,482,877
Nvidia Corp.	507,039	458,140,159
PepsiCo Inc.	282,139	49,377,146
Pfizer Inc.	1,159,099	32,164,997
Philip Morris International Inc.	318,688	29,198,195
Procter & Gamble Co. (The)	483,029	78,371,455
RTX Corp.	272,369	26,564,149
Texas Instruments Inc.	186,659	32,517,864
Thermo Fisher Scientific Inc.	79,315	46,098,671
24
2024 iShares Annual Report to Shareholders

Schedule of Investments (continued)
March 31, 2024
iShares® Global 100 ETF
(Percentages shown are based on Net Assets)
Security	Shares	Value
United States (continued)
Walmart Inc.	878,732	$52,873,305
		4,033,474,652
Total Long-Term Investments — 99.6% (Cost: $3,247,328,653)		5,189,311,841
Short-Term Securities
Money Market Funds — 0.2%
BlackRock Cash Funds: Treasury, SL Agency Shares, 5.29%(b)(c)	9,330,000	9,330,000
Total Short-Term Securities — 0.2% (Cost: $9,330,000)		9,330,000
Total Investments — 99.8% (Cost: $3,256,658,653)		5,198,641,841
Other Assets Less Liabilities — 0.2%		11,185,414
Net Assets — 100.0%		$5,209,827,255

(a)	Non-income producing security.
(b)	Affiliate of the Fund.
(c)	Annualized 7-day yield as of period end.
Affiliates
Investments in issuers considered to be affiliate(s) of the Fund during the year ended March 31, 2024 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:
Affiliated Issuer	Value at 03/31/23	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 03/31/24	Shares Held at 03/31/24	Income	Capital Gain Distributions from Underlying Funds
BlackRock Cash Funds: Institutional, SL Agency Shares(a)	$607,245	$—	$(609,122)(b)	$1,814	$63	$—	—	$6,021 (c)	$—
BlackRock Cash Funds: Treasury, SL Agency Shares	3,900,000	5,430,000 (b)	—	—	—	9,330,000	9,330,000	392,120	—
				$1,814	$63	$9,330,000		$398,141	$—

(a)	As of period end, the entity is no longer held.
(b)	Represents net amount purchased (sold).
(c)
All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

Derivative Financial Instruments Outstanding as of Period End
Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Long Contracts
Euro STOXX 50 Index	44	06/21/24	$2,398	$55,420
S&P 500 E-Mini Index	67	06/21/24	17,783	324,993
				$380,413
Schedule of Investments
25

Schedule of Investments (continued)
March 31, 2024
iShares® Global 100 ETF

Derivative Financial Instruments Categorized by Risk Exposure
As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Assets—Derivative Financial Instruments
Futures contracts
Unrealized appreciation on futures contracts(a)	$—	$—	$380,413	$—	$—	$—	$380,413

(a)
Net cumulative unrealized appreciation (depreciation) on futures contracts are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day's variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the period ended March 31, 2024, the effect of derivative financial instruments in the Statements of Operations was as follows:
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from
Futures contracts	$—	$—	$2,729,136	$—	$—	$—	$2,729,136
Net Change in Unrealized Appreciation (Depreciation) on
Futures contracts	$—	$—	$(110,295)	$—	$—	$—	$(110,295)
Average Quarterly Balances of Outstanding Derivative Financial Instruments
Futures contracts:
Average notional value of contracts — long	$12,861,754
For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.
Fair Value Hierarchy as of Period End
Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.
The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.
	Level 1	Level 2	Level 3	Total
Assets
Investments
Long-Term Investments
Common Stocks	$4,097,981,380	$1,091,330,461	$—	$5,189,311,841
Short-Term Securities
Money Market Funds	9,330,000	—	—	9,330,000
	$4,107,311,380	$1,091,330,461	$—	$5,198,641,841
Derivative Financial Instruments(a)
Assets
Equity Contracts	$324,993	$55,420	$—	$380,413

(a)	Derivative financial instruments are futures contracts. Futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.
See notes to financial statements.
26
2024 iShares Annual Report to Shareholders

Schedule of Investments
March 31, 2024
iShares® Global Infrastructure ETF
(Percentages shown are based on Net Assets)

Security	Shares	Value
Common Stocks
Argentina — 0.2%
Corp. America Airports SA(a)	472,785	$7,942,788
Australia — 8.9%
Atlas Arteria Ltd.	19,035,470	66,098,407
Dalrymple Bay Infrastructure Ltd.(b)	4,142,025	7,397,484
Qube Holdings Ltd.	29,713,620	66,019,023
Transurban Group	20,538,299	178,172,152
		317,687,066
Brazil — 0.9%
Centrais Eletricas Brasileiras SA, ADR	1,496,681	12,497,286
Cia. de Saneamento Basico do Estado de Sao Paulo SABESP, ADR	495,894	8,345,896
Companhia Paranaense de Energia, ADR	377,045	2,910,787
Ultrapar Participacoes SA, ADR	1,528,109	8,740,784
		32,494,753
Canada — 8.1%
Enbridge Inc.	4,128,351	149,188,130
Keyera Corp.	445,065	11,463,820
Pembina Pipeline Corp.	1,067,183	37,667,136
TC Energy Corp.	2,015,028	80,984,921
Westshore Terminals Investment Corp.	559,768	10,587,469
		289,891,476
China — 4.4%
Anhui Expressway Co. Ltd., Class H	4,922,000	5,452,189
Beijing Capital International Airport Co. Ltd., Class H(a)(b)	28,206,000	8,554,178
CGN Power Co. Ltd., Class H(c)	15,419,000	4,574,482
China Gas Holdings Ltd.	4,268,800	3,851,094
China Longyuan Power Group Corp. Ltd., Class H	4,982,000	3,494,978
China Merchants Port Holdings Co. Ltd.	21,890,000	26,247,651
China Resources Gas Group Ltd.	1,298,000	4,141,982
China Resources Power Holdings Co. Ltd.	2,592,000	6,053,499
COSCO SHIPPING Ports Ltd.(b)	25,176,000	13,823,631
Jiangsu Expressway Co. Ltd., Class H	20,556,000	21,040,686
Kunlun Energy Co. Ltd.	5,734,000	4,790,136
Shenzhen Expressway Corp. Ltd., Class H	10,310,000	9,004,453
Shenzhen International Holdings Ltd.	22,543,000	17,309,973
Sichuan Expressway Co. Ltd., Class H	11,446,000	4,270,186
Yuexiu Transport Infrastructure Ltd.(b)	15,102,000	7,422,540
Zhejiang Expressway Co. Ltd., Class H	27,292,000	17,513,375
		157,545,033
France — 6.5%
Aeroports de Paris SA	665,848	91,297,270
Engie SA	2,534,551	42,472,338
Gaztransport Et Technigaz SA	42,488	6,348,587
Getlink SE	5,458,408	92,937,017
		233,055,212
Germany — 2.2%
E.ON SE(b)	3,249,934	45,245,305
Fraport AG Frankfurt Airport Services Worldwide(a)	606,613	31,970,332
		77,215,637
Italy — 2.6%
Enav SpA(c)	4,282,952	17,914,183
Enel SpA	11,184,783	73,836,295
		91,750,478
Japan — 1.7%
Japan Airport Terminal Co. Ltd.(b)	1,566,800	61,913,821
Security	Shares	Value
Mexico — 7.1%
Grupo Aeroportuario del Centro Norte SAB de CV, ADR	579,648	$45,844,360
Grupo Aeroportuario del Pacifico SAB de CV, ADR	659,238	107,567,865
Grupo Aeroportuario del Sureste SAB de CV, ADR	307,577	98,018,638
		251,430,863
New Zealand — 3.1%
Auckland International Airport Ltd.	22,089,016	110,195,655
Norway — 0.2%
Frontline PLC, NVS	276,725	6,280,573
Singapore — 1.4%
Hutchison Port Holdings Trust, Class U(b)	83,521,700	10,511,540
SATS Ltd.(a)(b)	17,552,918	33,802,493
SIA Engineering Co. Ltd.(b)	4,159,500	6,962,857
		51,276,890
Spain — 7.9%
Aena SME SA(c)	901,557	177,564,788
Iberdrola SA	8,451,145	104,966,207
		282,530,995
Switzerland — 2.0%
Flughafen Zurich AG, Registered	320,191	72,706,074
United Kingdom — 2.0%
National Grid PLC	5,355,480	72,159,726
United States — 40.3%
American Electric Power Co. Inc.	760,325	65,463,982
American Water Works Co. Inc.	281,447	34,395,638
Antero Midstream Corp.	661,512	9,300,859
Cheniere Energy Inc.	462,743	74,631,191
Consolidated Edison Inc.	499,463	45,356,235
Constellation Energy Corp.	465,522	86,051,742
Dominion Energy Inc.	1,211,628	59,599,981
DT Midstream Inc.(a)	188,339	11,507,513
Duke Energy Corp.	1,115,642	107,893,738
Edison International	554,055	39,188,310
Equitrans Midstream Corp.	841,487	10,510,173
Exelon Corp.	1,438,595	54,048,014
Kinder Morgan Inc.	3,755,886	68,882,949
NextEra Energy Inc.	2,833,782	181,107,008
ONEOK Inc.	1,131,441	90,707,625
PG&E Corp.	3,084,681	51,699,254
Public Service Enterprise Group Inc.	722,069	48,219,768
Sempra Energy	909,946	65,361,421
Southern Co. (The)	1,578,626	113,250,629
Targa Resources Corp.	433,068	48,499,285
WEC Energy Group Inc.	456,971	37,526,459
Williams Companies Inc. (The)	2,362,706	92,074,653
Xcel Energy Inc.	798,374	42,912,602
		1,438,189,029
Total Common Stocks — 99.5% (Cost: $3,354,957,083)		3,554,266,069
Schedule of Investments
27

Schedule of Investments (continued)
March 31, 2024
iShares® Global Infrastructure ETF
(Percentages shown are based on Net Assets)
Security	Shares	Value
Preferred Stocks
Brazil — 0.1%
Cia. Energetica de Minas Gerais, Preference Shares, ADR	2,127,575	$5,255,110
Total Preferred Stocks — 0.1% (Cost: $3,989,789)		5,255,110
Total Long-Term Investments — 99.6% (Cost: $3,358,946,872)		3,559,521,179
Short-Term Securities
Money Market Funds — 0.4%
BlackRock Cash Funds: Institutional, SL Agency Shares, 5.50%(d)(e)(f)	9,337,270	9,341,005
BlackRock Cash Funds: Treasury, SL Agency Shares, 5.29%(d)(e)	4,020,000	4,020,000
Total Short-Term Securities — 0.4% (Cost: $13,360,594)		13,361,005
Total Investments — 100.0% (Cost: $3,372,307,466)		3,572,882,184
Other Assets Less Liabilities — 0.0%		1,095,663
Net Assets — 100.0%		$3,573,977,847

(a)	Non-income producing security.
(b)	All or a portion of this security is on loan.
(c)
Security exempt from registration pursuant to Rule 144A under the Securities Act of
1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(d)	Affiliate of the Fund.
(e)	Annualized 7-day yield as of period end.
(f)	All or a portion of this security was purchased with the cash collateral from loaned securities.
Affiliates
Investments in issuers considered to be affiliate(s) of the Fund during the year ended March 31, 2024 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:
Affiliated Issuer	Value at 03/31/23	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 03/31/24	Shares Held at 03/31/24	Income	Capital Gain Distributions from Underlying Funds
BlackRock Cash Funds: Institutional, SL Agency Shares	$8,023,535	$1,322,955 (a)	$—	$(2,973)	$(2,512)	$9,341,005	9,337,270	$191,114 (b)	$—
BlackRock Cash Funds: Treasury, SL Agency Shares	16,620,000	—	(12,600,000)(a)	—	—	4,020,000	4,020,000	240,322	—
				$(2,973)	$(2,512)	$13,361,005		$431,436	$—

(a)	Represents net amount purchased (sold).
(b)
All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

Derivative Financial Instruments Outstanding as of Period End
Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Long Contracts
IBEX 35 Index	29	04/19/24	$3,466	$204,917
S&P/TSE 60 Index	24	06/20/24	4,753	66,249
SPI 200 Index	28	06/20/24	3,629	88,054
Dow Jones U.S. Real Estate Index	71	06/21/24	2,472	14,732
				$373,952
28
2024 iShares Annual Report to Shareholders

Schedule of Investments (continued)
March 31, 2024
iShares® Global Infrastructure ETF

Derivative Financial Instruments Categorized by Risk Exposure
As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Assets—Derivative Financial Instruments
Futures contracts
Unrealized appreciation on futures contracts(a)	$—	$—	$373,952	$—	$—	$—	$373,952

(a)
Net cumulative unrealized appreciation (depreciation) on futures contracts are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day's variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the period ended March 31, 2024, the effect of derivative financial instruments in the Statements of Operations was as follows:
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from
Futures contracts	$—	$—	$2,590,566	$—	$—	$—	$2,590,566
Net Change in Unrealized Appreciation (Depreciation) on
Futures contracts	$—	$—	$(648,327)	$—	$—	$—	$(648,327)
Average Quarterly Balances of Outstanding Derivative Financial Instruments
Futures contracts:
Average notional value of contracts — long	$18,851,748
For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.
Fair Value Hierarchy as of Period End
Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.
The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.
	Level 1	Level 2	Level 3	Total
Assets
Investments
Long-Term Investments
Common Stocks	$2,163,457,485	$1,390,808,584	$—	$3,554,266,069
Preferred Stocks	5,255,110	—	—	5,255,110
Short-Term Securities
Money Market Funds	13,361,005	—	—	13,361,005
	$2,182,073,600	$1,390,808,584	$—	$3,572,882,184
Derivative Financial Instruments(a)
Assets
Equity Contracts	$80,981	$292,971	$—	$373,952

(a)	Derivative financial instruments are futures contracts. Futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.
See notes to financial statements.
Schedule of Investments
29

Schedule of Investments
March 31, 2024
iShares® Global Timber & Forestry ETF
(Percentages shown are based on Net Assets)

Security	Shares	Value
Common Stocks
Brazil — 12.1%
Dexco SA	493,962	$756,396
Klabin SA	1,642,821	8,274,048
Suzano SA	1,218,274	15,541,167
		24,571,611
Canada — 8.3%
Canfor Corp.(a)	149,959	1,894,207
Interfor Corp.(a)	137,252	2,144,072
Stella-Jones Inc.	66,435	3,874,619
West Fraser Timber Co. Ltd.	103,910	8,972,215
		16,885,113
Chile — 3.2%
Empresas CMPC SA	1,466,875	2,980,851
Empresas Copec SA	486,537	3,495,447
		6,476,298
China — 1.1%
Nine Dragons Paper Holdings Ltd.(a)	3,378,000	1,408,359
Shandong Sun Paper Industry JSC Ltd., Class A	448,300	871,065
		2,279,424
Finland — 8.6%
Stora Enso OYJ, Class R	754,603	10,493,540
UPM-Kymmene OYJ	207,958	6,928,464
		17,422,004
Ireland — 6.5%
Smurfit Kappa Group PLC	288,293	13,144,957
Japan — 8.4%
Daio Paper Corp.	157,900	1,223,363
Nippon Paper Industries Co. Ltd.	233,000	1,803,036
Oji Holdings Corp.	1,354,800	5,624,329
Sumitomo Forestry Co. Ltd.	261,400	8,485,398
		17,136,126
Portugal — 1.1%
Altri SGPS SA	164,625	928,142
Navigator Co. SA (The)	284,635	1,244,646
		2,172,788
Saudi Arabia — 0.2%
Middle East Paper Co.	43,419	491,693
South Africa — 1.5%
Sappi Ltd.	1,116,359	2,964,187
Spain — 0.6%
Ence Energia y Celulosa SA(b)	349,886	1,218,424
Sweden — 12.5%
Billerud Aktiebolag	292,919	2,628,554
Security	Shares	Value
Sweden (continued)
Holmen AB, Class B	185,551	$7,548,193
Svenska Cellulosa AB SCA, Class B	984,953	15,142,659
		25,319,406
Taiwan — 1.7%
Cheng Loong Corp.	1,289,000	1,180,112
Chung Hwa Pulp Corp.	921,000	673,892
YFY Inc.	1,751,000	1,631,574
		3,485,578
United Kingdom — 3.1%
Mondi PLC, NVS	361,902	6,374,288
United States — 30.3%
Clearwater Paper Corp.(a)	22,166	969,319
International Paper Co.	318,261	12,418,544
Mercer International Inc.	117,299	1,167,125
PotlatchDeltic Corp.	177,554	8,348,589
Rayonier Inc.	268,404	8,921,749
Sylvamo Corp.	70,781	4,370,019
Westrock Co.	180,882	8,944,615
Weyerhaeuser Co.	455,334	16,351,044
		61,491,004
Total Long-Term Investments — 99.2% (Cost: $192,110,598)		201,432,901
Short-Term Securities
Money Market Funds — 0.2%
BlackRock Cash Funds: Institutional, SL Agency Shares, 5.50%(c)(d)(e)	259,254	259,358
BlackRock Cash Funds: Treasury, SL Agency Shares, 5.29%(c)(d)	180,000	180,000
Total Short-Term Securities — 0.2% (Cost: $439,395)		439,358
Total Investments — 99.4% (Cost: $192,549,993)		201,872,259
Other Assets Less Liabilities — 0.6%		1,292,879
Net Assets — 100.0%		$203,165,138

(a)	Non-income producing security.
(b)	All or a portion of this security is on loan.
(c)	Affiliate of the Fund.
(d)	Annualized 7-day yield as of period end.
(e)	All or a portion of this security was purchased with the cash collateral from loaned securities.
30
2024 iShares Annual Report to Shareholders

Schedule of Investments (continued)
March 31, 2024
iShares® Global Timber & Forestry ETF

Affiliates
Investments in issuers considered to be affiliate(s) of the Fund during the year ended March 31, 2024 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:
Affiliated Issuer	Value at 03/31/23	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 03/31/24	Shares Held at 03/31/24	Income	Capital Gain Distributions from Underlying Funds
BlackRock Cash Funds: Institutional, SL Agency Shares	$666,559	$—	$(407,283)(a)	$(119)	$201	$259,358	259,254	$31,638 (b)	$—
BlackRock Cash Funds: Treasury, SL Agency Shares	260,000	—	(80,000)(a)	—	—	180,000	180,000	8,833	—
				$(119)	$201	$439,358		$40,471	$—

(a)	Represents net amount purchased (sold).
(b)
All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

Derivative Financial Instruments Outstanding as of Period End
Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Long Contracts
E-Mini Russell 1000 Value Index	18	06/21/24	$1,605	$43,900
Derivative Financial Instruments Categorized by Risk Exposure
As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Assets—Derivative Financial Instruments
Futures contracts
Unrealized appreciation on futures contracts(a)	$—	$—	$43,900	$—	$—	$—	$43,900

(a)
Net cumulative unrealized appreciation (depreciation) on futures contracts are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day's variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the period ended March 31, 2024, the effect of derivative financial instruments in the Statements of Operations was as follows:
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from
Futures contracts	$—	$—	$183,236	$—	$—	$—	$183,236
Net Change in Unrealized Appreciation (Depreciation) on
Futures contracts	$—	$—	$(22,360)	$—	$—	$—	$(22,360)
Average Quarterly Balances of Outstanding Derivative Financial Instruments
Futures contracts:
Average notional value of contracts — long	$1,271,380
For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.
Schedule of Investments
31

Schedule of Investments (continued)
March 31, 2024
iShares® Global Timber & Forestry ETF

Fair Value Hierarchy as of Period End
Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.
The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.
	Level 1	Level 2	Level 3	Total
Assets
Investments
Long-Term Investments
Common Stocks	$122,053,723	$79,379,178	$—	$201,432,901
Short-Term Securities
Money Market Funds	439,358	—	—	439,358
	$122,493,081	$79,379,178	$—	$201,872,259
Derivative Financial Instruments(a)
Assets
Equity Contracts	$43,900	$—	$—	$43,900

(a)	Derivative financial instruments are futures contracts. Futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.
See notes to financial statements.
32
2024 iShares Annual Report to Shareholders

Schedule of Investments
March 31, 2024
iShares® Lithium Miners and Producers ETF
(Percentages shown are based on Net Assets)

Security	Shares	Value
Common Stocks
Chemicals — 39.2%
Albemarle Corp.	1,823	$240,162
Arcadium Lithium PLC, NVS(a)	44,177	190,403
Canmax Technologies Co. Ltd., Class A	8,000	21,709
Chengxin Lithium Group Co. Ltd., Class A	9,100	24,098
Chunbo Co. Ltd.(a)	727	47,419
CNGR Advanced Material Co. Ltd.	6,600	47,215
Do-Fluoride New Materials Co. Ltd., Class A	11,700	23,047
Foosung Co. Ltd.(a)	8,620	51,068
Ganfeng Lithium Group Co. Ltd., Class A	15,500	76,744
Guangzhou Tinci Materials Technology Co. Ltd., Class A	18,800	56,388
Ningbo Shanshan Co. Ltd.	22,400	36,040
Shenzhen Capchem Technology Co. Ltd.	7,300	34,190
Shenzhen Dynanonic Co. Ltd.	2,600	13,555
Shenzhen Senior Technology Material Co. Ltd., Class A	12,800	19,518
Sichuan Yahua Industrial Group Co. Ltd., Class A	11,000	15,635
Tanaka Chemical Corp.(b)	2,600	17,240
Tianqi Lithium Corp., Class A	14,400	94,571
Yunnan Energy New Material Co. Ltd., Class A	9,500	53,333
		1,062,335
Electrical Equipment — 19.1%
Beijing Easpring Material Technology Co. Ltd., Class A	4,900	25,674
Hunan Changyuan Lico Co. Ltd.	18,868	13,798
Hunan Yuneng New Energy Battery Material Co. Ltd., NVS	7,300	31,070
Jiangsu Ruitai New Energy Materials Co. Ltd., NVS	7,600	17,780
Jiangxi Special Electric Motor Co. Ltd., NVS(a)	16,400	21,303
Ningbo Ronbay New Energy Technology Co. Ltd.	4,677	17,808
Shijiazhuang Shangtai Technology Co. Ltd., NVS	2,400	9,959
SK IE Technology Co. Ltd.(a)(c)	2,340	127,101
Sociedad Quimica y Minera de Chile SA, ADR	4,776	234,788
XTC New Energy Materials Xiamen Co. Ltd., NVS	4,049	17,886
		517,167
Metals & Mining — 33.6%
American Lithium Corp., NVS(a)(b)	34,604	23,531
Core Lithium Ltd.(a)(b)	344,569	34,777
Lake Resources NL(a)(b)	210,382	9,055
Latin Resources Ltd., NVS(a)	421,616	50,770
Liontown Resources Ltd.(a)	147,217	112,097
Lithium Americas Corp.(a)(b)	23,548	158,243
Piedmont Lithium Inc.(a)	3,098	41,265
Pilbara Minerals Ltd.	83,398	208,115
Sayona Mining Ltd.(a)	1,660,041	42,241
Sigma Lithium Corp.(a)(b)	8,643	112,013
Security	Shares	Value
Metals & Mining (continued)
Sinomine Resource Group Co. Ltd., Class A	7,000	$35,142
Tibet Mineral Development Co.	5,200	15,335
Vulcan Energy Resources Ltd.(a)(b)	21,868	40,895
Winsome Resources Ltd., NVS(a)	27,513	15,760
Youngy Co. Ltd.	2,600	13,806
		913,045
Technology Hardware, Storage & Peripherals — 7.6%
CosmoAM&T Co. Ltd.(a)	1,728	205,370
Total Common Stocks — 99.5% (Cost: $4,356,822)		2,697,917
Rights
Chemicals — 0.0%
Foosung Co. Ltd. (Expires 04/18/24, Strike Price KRW 6870)(a)	1,060	1,024
Total Rights — 0.0% (Cost: $—)		1,024
Total Long-Term Investments — 99.5% (Cost: $4,356,822)		2,698,941
Short-Term Securities
Money Market Funds — 12.7%
BlackRock Cash Funds: Institutional, SL Agency Shares, 5.50%(d)(e)(f)	344,683	344,821
Total Short-Term Securities — 12.7% (Cost: $344,837)		344,821
Total Investments — 112.2% (Cost: $4,701,659)		3,043,762
Liabilities in Excess of Other Assets — (12.2)%		(331,599)
Net Assets — 100.0%		$2,712,163

(a)	Non-income producing security.
(b)	All or a portion of this security is on loan.
(c)
Security exempt from registration pursuant to Rule 144A under the Securities Act of
1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(d)	Affiliate of the Fund.
(e)	Annualized 7-day yield as of period end.
(f)	All or a portion of this security was purchased with the cash collateral from loaned securities.
Affiliates
Investments in issuers considered to be affiliate(s) of the Fund during the period ended March 31, 2024 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:
Affiliated Issuer	Value at 06/21/23(a)	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 03/31/24	Shares Held at 03/31/24	Income	Capital Gain Distributions from Underlying Funds
BlackRock Cash Funds: Institutional, SL Agency Shares	$—	$344,796 (b)	$—	$41	$(16)	$344,821	344,683	$7,933 (c)	$—
BlackRock Cash Funds: Treasury, SL Agency Shares(d)	—	0 (b)	—	—	—	—	—	319	—
				$41	$(16)	$344,821		$8,252	$—

(a)	Commencement of operations.
Schedule of Investments
33

Schedule of Investments (continued)
March 31, 2024
iShares® Lithium Miners and Producers ETF

Affiliates (continued)
(b)	Represents net amount purchased (sold).
(c)
All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

(d)	As of period end, the entity is no longer held.
Derivative Financial Instruments Categorized by Risk Exposure
For the period ended March 31, 2024, the effect of derivative financial instruments in the Statements of Operations was as follows:
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from
Futures contracts	$—	$—	$(3,168)	$—	$—	$—	$(3,168)
Forward foreign currency exchange contracts	—	—	—	13	—	—	13
	$—	$—	$(3,168)	$13	$—	$—	$(3,155)
Average Quarterly Balances of Outstanding Derivative Financial Instruments
Futures contracts:
Average notional value of contracts — long	$16,049
For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.
Fair Value Hierarchy as of Period End
Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.
The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.
	Level 1	Level 2	Level 3	Total
Assets
Investments
Long-Term Investments
Common Stocks	$1,272,511	$1,425,406	$—	$2,697,917
Rights	1,024	—	—	1,024
Short-Term Securities
Money Market Funds	344,821	—	—	344,821
	$1,618,356	$1,425,406	$—	$3,043,762
See notes to financial statements.
34
2024 iShares Annual Report to Shareholders

Statements of Assets and Liabilities
March 31, 2024

	iShares Copper and Metals Mining ETF	iShares Environmental Infrastructure and Industrials ETF	iShares Global 100 ETF	iShares Global Infrastructure ETF
ASSETS
Investments, at value—unaffiliated(a)(b)	$7,033,117	$4,912,653	$5,189,311,841	$3,559,521,179
Investments, at value—affiliated(c)	585,612	—	9,330,000	13,361,005
Cash	3,762	2,818	711,182	552,726
Cash pledged for futures contracts	2,000	1,000	799,000	166,000
Foreign currency collateral pledged for futures contracts(d)	—	—	148,881	891,932
Foreign currency, at value(e)	14,997	4,239	4,239,983	4,745,168
Receivables:
Investments sold	—	—	—	147,394,317
Securities lending income—affiliated	142	—	—	3,109
Capital shares sold	—	—	17,062	—
Dividends— unaffiliated	11,092	6,109	6,787,084	8,147,236
Dividends—affiliated	—	—	34,858	16,358
Tax reclaims	—	414	1,702,978	224,210
Variation margin on futures contracts	—	—	5,434	78,747
Total assets	7,650,722	4,927,233	5,213,088,303	3,735,101,987
LIABILITIES
Collateral on securities loaned, at value	585,664	—	—	9,344,075
Payables:
Investments purchased	—	—	17,062	150,599,345
Deferred foreign capital gain tax	—	172	—	—
Investment advisory fees	2,328	1,923	1,730,007	1,180,720
IRS compliance fee for foreign withholding tax claims	—	—	1,513,979	—
Variation margin on futures contracts	5	56	—	—
Total liabilities	587,997	2,151	3,261,048	161,124,140
Commitments and contingent liabilities
NET ASSETS	$7,062,725	$4,925,082	$5,209,827,255	$3,573,977,847
NET ASSETS CONSIST OF
Paid-in capital	$6,354,720	$4,016,012	$3,521,078,000	$3,808,804,917
Accumulated earnings (loss)	708,005	909,070	1,688,749,255	(234,827,070)
NET ASSETS	$7,062,725	$4,925,082	$5,209,827,255	$3,573,977,847
NET ASSET VALUE
Shares outstanding	250,000	160,000	58,300,000	74,900,000
Net asset value	$28.25	$30.78	$89.36	$47.72
Shares authorized	Unlimited	Unlimited	Unlimited	Unlimited
Par value	None	None	None	None
(a) Investments, at cost—unaffiliated	$6,304,710	$3,976,621	$3,247,328,653	$3,358,946,872
(b) Securities loaned, at value	$568,249	$—	$—	$8,918,922
(c) Investments, at cost—affiliated	$585,686	$—	$9,330,000	$13,360,594
(d) Foreign currency collateral pledged, at cost	$—	$—	$152,959	$916,748
(e) Foreign currency, at cost	$15,019	$4,272	$4,267,619	$4,742,392
See notes to financial statements.
Financial Statements
35

Statements of Assets and Liabilities (continued)
March 31, 2024

	iShares Global Timber & Forestry ETF	iShares Lithium Miners and Producers ETF
ASSETS
Investments, at value—unaffiliated(a)(b)	$201,432,901	$2,698,941
Investments, at value—affiliated(c)	439,358	344,821
Cash	90,854	3,254
Cash pledged for futures contracts	80,000	—
Foreign currency, at value(d)	459,617	7,309
Receivables:
Securities lending income—affiliated	1,656	2,727
Dividends—unaffiliated	443,511	1,023
Dividends— affiliated	575	—
Tax reclaims	541,734	—
Total assets	203,490,206	3,058,075
LIABILITIES
Collateral on securities loaned, at value	259,432	344,796
Payables:
Investment advisory fees	65,611	1,116
Variation margin on futures contracts	25	—
Total liabilities	325,068	345,912
Commitments and contingent liabilities
NET ASSETS	$203,165,138	$2,712,163
NET ASSETS CONSIST OF
Paid-in capital	$231,908,526	$5,003,149
Accumulated loss	(28,743,388)	(2,290,986)
NET ASSETS	$203,165,138	$2,712,163
NET ASSET VALUE
Shares outstanding	2,400,000	200,000
Net asset value	$84.65	$13.56
Shares authorized	Unlimited	Unlimited
Par value	None	None
(a) Investments, at cost—unaffiliated	$192,110,598	$4,356,822
(b) Securities loaned, at value	$246,794	$326,114
(c) Investments, at cost—affiliated	$439,395	$344,837
(d) Foreign currency, at cost	$461,843	$7,359
See notes to financial statements.
36
2024 iShares Annual Report to Shareholders

Statements of Operations
Year Ended March 31, 2024

	iShares Copper and Metals Mining ETF(a)	iShares Environmental Infrastructure and Industrials ETF	iShares Global 100 ETF	iShares Global Infrastructure ETF
INVESTMENT INCOME
Dividends—unaffiliated	$156,978	$93,955	$81,563,610	$150,509,466
Dividends—affiliated	105	49	392,120	240,322
Interest—unaffiliated	132	168	38,040	66,725
Securities lending income—affiliated—net	505	68	6,021	191,114
Other income—unaffiliated	—	—	188,648	677,857
Foreign taxes withheld	(4,774)	(5,249)	(3,281,080)	(9,716,979)
Foreign withholding tax claims	—	—	1,709,951	3,261,875
IRS compliance fee for foreign withholding tax claims	—	—	(43,101)	—
Total investment income	152,946	88,991	80,574,209	145,230,380
EXPENSES
Investment advisory	17,739	20,935	17,224,905	14,846,937
Commitment costs	6	12	2,928	5,923
Professional	—	—	195,380	394,011
Total expenses	17,745	20,947	17,423,213	15,246,871
Net investment income	135,201	68,044	63,150,996	129,983,509
REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments—unaffiliated	(43,401)	(5,096)	(85,559,215)	(62,602,415)
Investments—affiliated	23	16	1,814	(2,973)
Foreign currency transactions	221	(605)	(1,191)	(168,531)
Futures contracts	(2,844)	1,400	2,729,136	2,590,566
In-kind redemptions—unaffiliated(b)	—	—	78,238,755	97,387,029
	(46,001)	(4,285)	(4,590,701)	37,203,676
Net change in unrealized appreciation (depreciation) on:
Investments—unaffiliated(c)	728,407	528,729	1,098,602,732	(66,060,603)
Investments—affiliated	(74)	—	63	(2,512)
Foreign currency translations	(24)	(156)	(24,281)	62,451
Futures contracts	694	(354)	(110,295)	(648,327)
	729,003	528,219	1,098,468,219	(66,648,991)
Net realized and unrealized gain (loss)	683,002	523,934	1,093,877,518	(29,445,315)
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$818,203	$591,978	$1,157,028,514	$100,538,194
(a) For the period from June 21, 2023 (commencement of operations) to to March 31, 2024.
(b) See Note 2 of the Notes to Financial Statements.
(c) Net of increase in deferred foreign capital gain tax of	$—	$(172)	$—	$—
See notes to financial statements.
Financial Statements
37

Statements of Operations (continued)
Year Ended March 31, 2024

	iShares Global Timber & Forestry ETF	iShares Lithium Miners and Producers ETF(a)
INVESTMENT INCOME
Dividends—unaffiliated	$4,933,207	$29,964
Dividends—affiliated	8,833	319
Interest—unaffiliated	4,756	128
Securities lending income—affiliated—net	31,638	7,933
Foreign taxes withheld	(315,537)	(3,750)
Total investment income	4,662,897	34,594
EXPENSES
Investment advisory	820,616	12,549
Professional	3,782	—
Interest expense	3,590	—
Commitment costs	1,589	22
Total expenses	829,577	12,571
Net investment income	3,833,320	22,023
REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments—unaffiliated	(9,900,333)	(628,441)
Investments—affiliated	(119)	41
Forward foreign currency exchange contracts	—	13
Foreign currency transactions	79,575	102
Futures contracts	183,236	(3,168)
In-kind redemptions—unaffiliated(b)	3,851,118	—
	(5,786,523)	(631,453)
Net change in unrealized appreciation (depreciation) on:
Investments—unaffiliated	38,390,651	(1,657,881)
Investments—affiliated	201	(16)
Foreign currency translations	(2,904)	(54)
Futures contracts	(22,360)	—
	38,365,588	(1,657,951)
Net realized and unrealized gain (loss)	32,579,065	(2,289,404)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$36,412,385	$(2,267,381)
(a) For the period from June 21, 2023 (commencement of operations) to to March 31, 2024.
(b) See Note 2 of the Notes to Financial Statements.
See notes to financial statements.
38
2024 iShares Annual Report to Shareholders

Statements of Changes in Net Assets

	iShares Copper and Metals Mining ETF	iShares Environmental Infrastructure and Industrials ETF
	Period From 06/21/23(a) to 03/31/24	Year Ended 03/31/24	Period From 11/01/22(a) to 03/31/23
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
Net investment income	$135,201	$68,044	$17,976
Net realized loss	(46,001)	(4,285)	(33,572)
Net change in unrealized appreciation (depreciation)	729,003	528,219	407,577
Net increase in net assets resulting from operations	818,203	591,978	391,981
DISTRIBUTIONS TO SHAREHOLDERS(b)
Decrease in net assets resulting from distributions to shareholders	(110,198)	(69,099)	(5,790)
CAPITAL SHARE TRANSACTIONS
Net increase in net assets derived from capital share transactions	6,354,720	—	4,016,012
NET ASSETS
Total increase in net assets	7,062,725	522,879	4,402,203
Beginning of period	—	4,402,203	—
End of period	$7,062,725	$4,925,082	$4,402,203

(a)	Commencement of operations.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
See notes to financial statements.
Financial Statements
39

Statements of Changes in Net Assets(continued)

	iShares Global 100 ETF		iShares Global Infrastructure ETF
	Year Ended 03/31/24	Year Ended 03/31/23	Year Ended 03/31/24	Year Ended 03/31/23
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
Net investment income	$63,150,996	$68,704,768	$129,983,509	$101,234,304
Net realized gain (loss)	(4,590,701)	138,328,173	37,203,676	(461,244)
Net change in unrealized appreciation (depreciation)	1,098,468,219	(446,564,115)	(66,648,991)	(211,054,358)
Net increase (decrease) in net assets resulting from operations	1,157,028,514	(239,531,174)	100,538,194	(110,281,298)
DISTRIBUTIONS TO SHAREHOLDERS(a)
Decrease in net assets resulting from distributions to shareholders	(65,122,612)	(66,133,768)	(125,266,515)	(92,664,851)
CAPITAL SHARE TRANSACTIONS
Net increase (decrease) in net assets derived from capital share transactions	513,768,284	66,208,396	(244,727,822)	613,390,828
NET ASSETS
Total increase (decrease) in net assets	1,605,674,186	(239,456,546)	(269,456,143)	410,444,679
Beginning of year	3,604,153,069	3,843,609,615	3,843,433,990	3,432,989,311
End of year	$5,209,827,255	$3,604,153,069	$3,573,977,847	$3,843,433,990

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
See notes to financial statements.
40
2024 iShares Annual Report to Shareholders

Statements of Changes in Net Assets(continued)

	iShares Global Timber & Forestry ETF		iShares Lithium Miners and Producers ETF
	Year Ended 03/31/24	Year Ended 03/31/23	Period From 06/21/23(a) to 03/31/24
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
Net investment income	$3,833,320	$4,471,918	$22,023
Net realized loss	(5,786,523)	(12,234,927)	(631,453)
Net change in unrealized appreciation (depreciation)	38,365,588	(45,341,807)	(1,657,951)
Net increase (decrease) in net assets resulting from operations	36,412,385	(53,104,816)	(2,267,381)
DISTRIBUTIONS TO SHAREHOLDERS(b)
Decrease in net assets resulting from distributions to shareholders	(3,848,829)	(5,674,714)	(23,605)
CAPITAL SHARE TRANSACTIONS
Net increase (decrease) in net assets derived from capital share transactions	(31,701,771)	(54,370,685)	5,003,149
NET ASSETS
Total increase (decrease) in net assets	861,785	(113,150,215)	2,712,163
Beginning of year	202,303,353	315,453,568	—
End of year	$203,165,138	$202,303,353	$2,712,163

(a)	Commencement of operations.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
See notes to financial statements.
Financial Statements
41

Financial Highlights
(For a share outstanding throughout the period)

iShares Copper and Metals Mining ETF
Period From 06/21/23(a) to 03/31/24
Net asset value, beginning of period	$25.04
Net investment income(b)	0.68
Net realized and unrealized gain(c)	3.08
Net increase from investment operations	3.76
Distributions from net investment income(d)	(0.55)
Net asset value, end of period	$28.25
Total Return(e)
Based on net asset value	15.33%(f)
Ratios to Average Net Assets(g)
Total expenses	0.47%(h)
Net investment income	3.58%(h)
Supplemental Data
Net assets, end of period (000)	$7,063
Portfolio turnover rate(i)	55%
(a) Commencement of operations.
(b) Based on average shares outstanding.
(c) The amount reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(d) Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(e) Where applicable, assumes the reinvestment of distributions.
(f) Not annualized.
(g) Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(h) Annualized.
(i) Portfolio turnover rate excludes in-kind transactions, if any.
See notes to financial statements.
42
2024 iShares Annual Report to Shareholders

Financial Highlights(continued)
(For a share outstanding throughout each period)

	iShares Environmental Infrastructure and Industrials ETF
	Year Ended 03/31/24	Period From 11/01/22(a) to 03/31/23
Net asset value, beginning of period	$27.51	$25.10
Net investment income(b)	0.43	0.11
Net realized and unrealized gain(c)	3.27	2.34
Net increase from investment operations	3.70	2.45
Distributions from net investment income(d)	(0.43)	(0.04)
Net asset value, end of period	$30.78	$27.51
Total Return(e)
Based on net asset value	13.60%	9.76%(f)
Ratios to Average Net Assets(g)
Total expenses	0.47%	0.47%(h)
Net investment income	1.53%	1.01%(h)
Supplemental Data
Net assets, end of period (000)	$4,925	$4,402
Portfolio turnover rate(i)	15%	13%
(a) Commencement of operations.
(b) Based on average shares outstanding.
(c) The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(d) Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(e) Where applicable, assumes the reinvestment of distributions.
(f) Not annualized.
(g) Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(h) Annualized.
(i) Portfolio turnover rate excludes in-kind transactions, if any.
See notes to financial statements.
Financial Highlights
43

Financial Highlights(continued)
(For a share outstanding throughout each period)

	iShares Global 100 ETF
	Year Ended 03/31/24	Year Ended 03/31/23	Year Ended 03/31/22	Year Ended 03/31/21	Year Ended 03/31/20
Net asset value, beginning of year	$70.05	$75.96	$65.92	$44.71	$47.57
Net investment income(a)	1.14 (b)	1.30 (b)	1.16	0.99	1.06
Net realized and unrealized gain (loss)(c)	19.37	(5.93)	10.08	21.16	(2.83)
Net increase (decrease) from investment operations	20.51	(4.63)	11.24	22.15	(1.77)
Distributions from net investment income(d)	(1.20)	(1.28)	(1.20)	(0.94)	(1.09)
Net asset value, end of year	$89.36	$70.05	$75.96	$65.92	$44.71
Total Return(e)
Based on net asset value	29.61%(b)	(6.02)%(b)	17.11%	49.88%	(3.91)%
Ratios to Average Net Assets(f)
Total expenses	0.40%	0.41%	0.40%	0.40%	0.40%
Total expenses excluding professional fees for foreign withholding tax claims	0.40%	0.40%	0.40%	N/A	0.40%
Net investment income	1.47%(b)	1.95%(b)	1.58%	1.71%	2.11%
Supplemental Data
Net assets, end of year (000)	$5,209,827	$3,604,153	$3,843,610	$2,973,065	$1,855,568
Portfolio turnover rate(g)	16%	2%	2%	3%	5%
(a) Based on average shares outstanding.
(b) Reflects the positive effect of foreign withholding tax claims, net of the associated professional fees, which resulted in the following increases for the years ended March 31, 2024 and
March 31, 2023, respectively:
• Net investment income per share by $0.03 and $0.06.
• Total return by 0.04% and 0.08%.
• Ratio of net investment income to average net assets by 0.04% and 0.09%.

(c) The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(d) Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(e) Where applicable, assumes the reinvestment of distributions.
(f) Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(g) Portfolio turnover rate excludes in-kind transactions, if any.
See notes to financial statements.
44
2024 iShares Annual Report to Shareholders

Financial Highlights(continued)
(For a share outstanding throughout each period)

	iShares Global Infrastructure ETF
	Year Ended 03/31/24	Year Ended 03/31/23	Year Ended 03/31/22	Year Ended 03/31/21	Year Ended 03/31/20
Net asset value, beginning of year	$47.69	$50.78	$45.05	$33.89	$44.78
Net investment income(a)	1.64 (b)	1.33 (b)	1.04	1.04	1.54
Net realized and unrealized gain (loss)(c)	(0.03)	(3.20)	5.84	11.14	(10.86)
Net increase (decrease) from investment operations	1.61	(1.87)	6.88	12.18	(9.32)
Distributions from net investment income(d)	(1.58)	(1.22)	(1.15)	(1.02)	(1.57)
Net asset value, end of year	$47.72	$47.69	$50.78	$45.05	$33.89
Total Return(e)
Based on net asset value	3.50%(b)	(3.74)%(b)	15.54%	36.27%(f)	(21.75)%
Ratios to Average Net Assets(g)
Total expenses	0.42%	0.41%	0.40%	0.43%	0.46%
Total expenses excluding professional fees for foreign withholding tax claims	0.41%	0.41%	N/A	N/A	N/A
Net investment income	3.56%(b)	2.81%(b)	2.23%	2.57%	3.38%
Supplemental Data
Net assets, end of year (000)	$3,573,978	$3,843,434	$3,432,989	$3,063,620	$2,741,647
Portfolio turnover rate(h)	13%	19%	16%	25%	9%
(a) Based on average shares outstanding.
(b) Reflects the positive effect of foreign withholding tax claims, net of the associated professional fees, which resulted in the following increases for the years ended March 31, 2024 and
March 31, 2023, respectively:
• Net investment income per share by $ 0.04 and $ 0.00.
• Total return by 0.08% and 0.01%.
• Ratio of net investment income to average net assets by 0.08% and 0.01%.

(c) The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(d) Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(e) Where applicable, assumes the reinvestment of distributions.
(f) Includes payment received from an affiliate, which had no impact on the Fund’s total return.
(g) Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(h) Portfolio turnover rate excludes in-kind transactions, if any.
See notes to financial statements.
Financial Highlights
45

Financial Highlights(continued)
(For a share outstanding throughout each period)

	iShares Global Timber & Forestry ETF
	Year Ended 03/31/24	Year Ended 03/31/23	Year Ended 03/31/22	Year Ended 03/31/21	Year Ended 03/31/20
Net asset value, beginning of year	$71.74	$89.11	$85.14	$48.10	$63.82
Net investment income(a)	1.42	1.40 (b)	1.58 (b)	0.78	0.79
Net realized and unrealized gain (loss)(c)	12.83	(17.13)	3.53	37.04	(15.27)
Net increase (decrease) from investment operations	14.25	(15.73)	5.11	37.82	(14.48)
Distributions from net investment income(d)	(1.34)	(1.64)	(1.14)	(0.78)	(1.24)
Net asset value, end of year	$84.65	$71.74	$89.11	$85.14	$48.10
Total Return(e)
Based on net asset value	20.21%	(17.90)%(b)	6.04%(b)	79.23%	(23.04)%
Ratios to Average Net Assets(f)
Total expenses	0.41%	0.42%	0.41%	0.43%	0.46%
Total expenses excluding professional fees for foreign withholding tax claims	0.41%	0.41%	0.40%	N/A	N/A
Net investment income	1.90%	1.81%(b)	1.78%(b)	1.15%	1.30%
Supplemental Data
Net assets, end of year (000)	$203,165	$202,303	$315,454	$332,050	$173,178
Portfolio turnover rate(g)	23%	29%	18%	14%	10%
(a) Based on average shares outstanding.
(b) Reflects the positive effect of foreign withholding tax claims, net of the associated professional fees, which resulted in the following increases for years ended March 31, 2023 and
March 31, 2022, respectively:
• Net investment income per share by $0.05 and $0.07.
• Total return by 0.07% and 0.09%.
• Ratio of net investment income to average net assets by 0.06% and 0.07%.

(c) The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(d) Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(e) Where applicable, assumes the reinvestment of distributions.
(f) Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(g) Portfolio turnover rate excludes in-kind transactions, if any.
See notes to financial statements.
46
2024 iShares Annual Report to Shareholders

Financial Highlights(continued)
(For a share outstanding throughout the period)

iShares Lithium Miners and Producers ETF
Period From 06/21/23(a) to 03/31/24
Net asset value, beginning of period	$24.94
Net investment income(b)	0.11
Net realized and unrealized loss(c)	(11.37)
Net decrease from investment operations	(11.26)
Distributions from net investment income(d)	(0.12)
Net asset value, end of period	$13.56
Total Return(e)
Based on net asset value	(45.19)%(f)
Ratios to Average Net Assets(g)
Total expenses	0.47%(h)
Net investment income	0.82%(h)
Supplemental Data
Net assets, end of period (000)	$2,712
Portfolio turnover rate(i)	48%
(a) Commencement of operations.
(b) Based on average shares outstanding.
(c) The amount reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(d) Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(e) Where applicable, assumes the reinvestment of distributions.
(f) Not annualized.
(g) Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(h) Annualized.
(i) Portfolio turnover rate excludes in-kind transactions, if any.
See notes to financial statements.
Financial Highlights
47

Notes to Financial Statements
1. ORGANIZATION
iShares Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust is organized as a Delaware statutory trust and is authorized to have multiple series or portfolios.
These financial statements relate only to the following funds (each, a “Fund” and collectively, the “Funds”):
iShares ETF	Diversification Classification
Copper and Metals Mining(a)	Non-diversified
Environmental Infrastructure and Industrials	Non-diversified
Global 100(b)	Diversified
Global Infrastructure	Diversified
Global Timber & Forestry	Non-diversified
Lithium Miners and Producers(a)	Non-diversified

(a)	The Funds commenced operations on June 21, 2023.
(b)
The Fund intends to be diversified in approximately the same proportion as its underlying index is diversified. The Fund may become non-diversified, as defined in the 1940 Act, solely as a result of a change in relative market capitalization or index weighting of one or more constituents of its underlying index. Shareholder approval will not be sought if the Fund crosses from diversified to non-diversified status due solely to a change in its relative market capitalization or index weighting of one or more constituents of its underlying index.

2. SIGNIFICANT ACCOUNTING POLICIES
The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period.  Actual results could differ from those estimates. Each Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:
Investment Transactions and Income Recognition: For financial reporting purposes, investment transactions are recorded on the dates the transactions are executed. Realized gains and losses on investment transactions are determined using the specific identification method.  Dividend income and capital gain distributions, if any, are recorded on the ex-dividend date. Non-cash dividends, if any, are recorded on the ex-dividend date at fair value. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Funds are informed of the ex-dividend date. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Upon notification from issuers or as estimated by management, a portion of the dividend income received from a real estate investment trust may be redesignated as a reduction of cost of the related investment and/or realized gain. Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized daily on an accrual basis.
Foreign Currency Translation: Each Fund’s books and records are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using prevailing market rates as quoted by one or more data service providers. Purchases and sales of investments are recorded at the rates of exchange prevailing on the respective dates of such transactions. Generally, when the U.S. dollar rises in value against a foreign currency, the investments denominated in that currency will lose value; the opposite effect occurs if the U.S. dollar falls in relative value.
Each Fund does not isolate the effect of fluctuations in foreign exchange rates from the effect of fluctuations in the market prices of investments for financial reporting purposes. Accordingly, the effects of changes in exchange rates on investments are not segregated in the Statements of Operations from the effects of changes in market prices of those investments, but are included as a component of net realized and unrealized gain (loss) from investments. Each Fund reports realized currency gains (losses) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are generally treated as ordinary income for U.S. federal income tax purposes.
Foreign Taxes: The Funds may be subject to foreign taxes (a portion of which may be reclaimable) on income, stock dividends, capital gains on investments, or certain foreign currency transactions.  All foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which each Fund invests.  These foreign taxes, if any, are paid by each Fund and are reflected in its Statements of Operations as follows:  foreign taxes withheld at source are presented as a reduction of income, foreign taxes on securities lending income are presented as a reduction of securities lending income, foreign taxes on stock dividends are presented as “Other foreign taxes”, and foreign taxes on capital gains from sales of investments and foreign taxes on foreign currency transactions are included in their respective net realized gain (loss) categories. Foreign taxes payable or deferred as of March 31, 2024, if any, are disclosed in the Statements of Assets and Liabilities.
The Funds file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. The Funds may record a reclaim receivable based on collectability, which includes factors such as the jurisdiction’s applicable laws, payment history and market convention. The Statements of Operations includes tax reclaims recorded as well as professional and other fees, if any, associated with recovery of foreign withholding taxes.
Bank Overdraft:Certain Funds had outstanding cash disbursements exceeding deposited cash amounts at the custodian during the reporting period. The Funds are obligated to repay the custodian for any overdraft, including any related costs or expenses, where applicable. For financial reporting purposes, overdraft fees, if any, are included in interest expense in the Statements of Operations.
48
2024 iShares Annual Report to Shareholders

Notes to Financial Statements  (continued)
Collateralization: If required by an exchange or counterparty agreement, the Funds may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments.
In-kind Redemptions: For financial reporting purposes, in-kind redemptions are treated as sales of securities resulting in realized capital gains or losses to the Funds. Because such gains or losses are not taxable to the Funds and are not distributed to existing Fund shareholders, the gains or losses are reclassified from accumulated net realized gain (loss) to paid-in capital at the end of the Funds’ tax year. These reclassifications have no effect on net assets or net asset value (“NAV”) per share.
Distributions: Dividends and distributions paid by each Fund are recorded on the ex-dividend dates. Distributions are determined on a tax basis and may differ from net investment income and net realized capital gains for financial reporting purposes. Dividends and distributions are paid in U.S. dollars and cannot be automatically reinvested in additional shares of the Funds.
Indemnifications: In the normal course of business, each Fund enters into contracts that contain a variety of representations that provide general indemnification. The Funds’ maximum exposure under these arrangements is unknown because it involves future potential claims against the Funds, which cannot be predicted with any certainty.
3. INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS
Investment  Valuation Policies: Each Fund’s investments are valued at fair value (also referred to as “market value” within the financial statements) each day that the Fund’s listing exchange is open and, for financial reporting purposes, as of the report date. U.S. GAAP defines fair value as the price a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Board of Trustees of the Trust (the “Board”) of each Fund has approved the designation of BlackRock Fund Advisors (“BFA”), the Funds’ investment adviser, as the valuation designee for each Fund. Each Fund determines the fair values of its financial instruments using various independent dealers or pricing services under BFA’s policies. If a security’s market price is not readily available or does not otherwise accurately represent the fair value of the security, the security will be valued in accordance with BFA’s policies and procedures as reflecting fair value. BFA has formed a committee (the “Valuation Committee”) to develop pricing policies and procedures and to oversee the pricing function for all financial instruments, with assistance from other BlackRock pricing committees.
Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of each Fund’s assets and liabilities:
• Equity investments traded on a recognized securities exchange are valued at that day’s official closing price, as applicable, on the exchange where the stock is primarily traded. Equity investments traded on a recognized exchange for which there were no sales on that day are valued at the last traded price.
• Investments in open-end U.S. mutual funds (including money market funds) are valued at that day’s published NAV.
• Futures contracts are valued based on that day’s last reported settlement or trade price on the exchange where the contract is traded.
Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of trading on the New York Stock Exchange (“NYSE”). Each business day, the Funds use current market factors supplied by independent pricing services to value certain foreign instruments (“Systematic Fair Value Price”). The Systematic Fair Value Price is designed to value such foreign securities at fair value as of the close of trading on the NYSE, which follows the close of the local markets.
If events (e.g., market volatility, company announcement or a natural disaster) occur that are expected to materially affect the value of such investment, or in the event that application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Valuation Committee, in accordance with BFA’s policies and procedures as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Valuation Committee include market approach, income approach and cost approach. Valuation techniques such as discounted cash flow, use of market comparables and matrix pricing are types of valuation approaches and are typically used in determining fair value. When determining the price for Fair Valued Investments, the Valuation Committee seeks to determine the price that each Fund might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Valuation Committee deems relevant and consistent with the principles of fair value measurement.
Fair value pricing could result in a difference between the prices used to calculate a fund’s NAV and the prices used by the fund’s underlying index, which in turn could result in a difference between the fund’s performance and the performance of the fund’s underlying index.
Fair  Value Hierarchy: Various inputs are used in determining the fair value of financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial reporting purposes as follows:
• Level 1 – Unadjusted price quotations in active markets/exchanges for identical assets or liabilities that each Fund has the ability to access;
• Level 2 – Other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs); and
• Level 3 – Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, (including the Valuation Committee’s assumptions used in determining the fair value of financial instruments).
Notes to Financial Statements
49

Notes to Financial Statements  (continued)
The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. Investments classified within Level 3 have significant unobservable inputs used by the Valuation Committee in determining the price for Fair Valued Investments. Level 3 investments include equity or debt issued by privately held companies or funds that may not have a secondary market and/or may have a limited number of investors. The categorization of a value determined for financial instruments is based on the pricing transparency of the financial instruments and is not necessarily an indication of the risks associated with investing in those securities.
4. SECURITIES AND OTHER INVESTMENTS
Securities Lending: Each Fund may lend its securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Fund collateral consisting of cash, an irrevocable letter of credit issued by an approved bank, or securities issued or guaranteed by the U.S. government. The initial collateral received by each Fund is required to have a value of at least 102% of the current market value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter at a value equal to at least 100% of the current value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the Fund and any additional required collateral is delivered to the Fund or excess collateral is returned by the Fund, on the next business day. During the term of the loan, each Fund is entitled to all distributions made on or in respect of the loaned securities but does not receive interest income on securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.
As of period end, any securities on loan were collateralized by cash and/or U.S. Government obligations. Cash collateral invested in money market funds managed by BFA, or its affiliates is disclosed in the Schedule of Investments. Any non-cash collateral received cannot be sold, re-invested or pledged by the Fund, except in the event of borrower default. The securities on loan, if any, are also disclosed in each Fund’s Schedule of Investments. The market value of any securities on loan and the value of any related cash collateral are disclosed in the Statements of Assets and Liabilities.
Securities lending transactions are entered into by the Funds under Master Securities Lending Agreements (each, an “MSLA”) which provide the right, in the event of default (including bankruptcy or insolvency) for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, the Funds, as lender, would offset the market value of the collateral received against the market value of the securities loaned. When the value of the collateral is greater than that of the market value of the securities loaned, the lender is left with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, absent an event of default, the borrower can resell or re-pledge the loaned securities, and the Funds can reinvest cash collateral received in connection with loaned securities. Upon an event of default, the parties’ obligations to return the securities or collateral to the other party are extinguished, and the parties can resell or re-pledge the loaned securities or the collateral received in connection with the loaned securities in order to satisfy the defaulting party’s net payment obligation for all transactions under the MSLA. The defaulting party remains liable for any deficiency.
As of period end, the following table is a summary of the securities on loan by counterparty which are subject to offset under an MSLA:
iShares ETF and Counterparty	Securities Loaned at Value	Cash Collateral Received(a)	Non-Cash Collateral Received, at Fair Value(a)	Net Amount
Copper and Metals Mining
BofA Securities, Inc.	$202,821	$(202,821)	$—	$—
Citigroup Global Markets, Inc.	365,428	(365,428)	—	—
	$568,249	$(568,249)	$—	$—
Global Infrastructure
Barclays Bank PLC	$310,522	$(310,522)	$—	$—
BofA Securities, Inc.	5,212,834	(5,212,834)	—	—
Goldman Sachs & Co. LLC	446,490	(446,490)	—	—
J.P. Morgan Securities LLC	142,258	(142,258)	—	—
Morgan Stanley	760,364	(760,364)	—	—
SG Americas Securities LLC	21,279	(21,279)	—	—
State Street Bank & Trust Co.	2,025,175	(2,025,175)	—	—
	$8,918,922	$(8,918,922)	$—	$—
Global Timber & Forestry
Morgan Stanley	$246,794	$(246,794)	$—	$—
Lithium Miners and Producers
Barclays Bank PLC	$88,747	$(88,747)	$—	$—
BofA Securities, Inc.	29,913	(29,913)	—	—
Citigroup Global Markets, Inc.	76,858	(76,858)	—	—
UBS AG	130,596	(130,596)	—	—
	$326,114	$(326,114)	$—	$—
50
2024 iShares Annual Report to Shareholders

Notes to Financial Statements  (continued)

(a)
Collateral received, if any, in excess of the market value of securities on loan is not presented in this table. The total cash collateral received by each Fund is disclosed in the Fund’s
Statements of Assets and Liabilities.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, each Fund benefits from a borrower default indemnity provided by BlackRock, Inc. (“BlackRock”). BlackRock’s indemnity allows for full replacement of the securities loaned to the extent the collateral received does not cover the value of the securities loaned in the event of borrower default. Each Fund could incur a loss if the value of an investment purchased with cash collateral falls below the market value of the loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received. Such losses are borne entirely by each Fund.
5. DERIVATIVE FINANCIAL INSTRUMENTS
Futures Contracts: Futures contracts are purchased or sold to gain exposure to, or manage exposure to, changes in interest rates (interest rate risk) and changes in the value of equity securities (equity risk) or foreign currencies (foreign currency exchange rate risk).
Futures contracts are exchange-traded agreements between the Funds and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and on a specified date. Depending on the terms of a contract, it is settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash amount on the settlement date. Upon entering into a futures contract, the Funds are required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on a contract’s size and risk profile. The initial margin deposit must then be maintained at an established level over the life of the contract. Amounts pledged, which are considered restricted, are included in cash pledged for futures contracts in the Statements of Assets and Liabilities.
Securities deposited as initial margin are designated in the Schedule of Investments and cash deposited, if any, are shown as cash pledged for futures contracts in the Statements of  Assets and Liabilities. Pursuant to the contract, the Funds agree to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation (depreciation) and, if any, shown as variation margin receivable (or payable) on futures contracts in the Statements of Assets and Liabilities. When the contract is closed, a realized gain or loss is recorded in the Statements of Operations equal to the difference between the notional amount of the contract at the time it was opened and the notional amount at the time it was closed. The use of futures contracts involves the risk of an imperfect correlation in the movements in the price of futures contracts and interest rates, foreign currency exchange rates or underlying assets.
Forward Foreign Currency Exchange Contracts: Forward foreign currency exchange contracts are entered into to gain or reduce exposure to foreign currencies (foreign currency exchange rate risk).
A forward foreign currency exchange contract is an agreement between two parties to buy and sell a currency at a set exchange rate on a specified date. These contracts help to manage the overall exposure to the currencies in which some of the investments held by the Funds are denominated and in some cases, may be used to obtain exposure to a particular market.The contracts are traded over-the-counter (“OTC”) and not on an organized exchange.
The contract is marked-to-market daily and the change in market value is recorded as unrealized appreciation or depreciation in the Statements of Assets and Liabilities. When the contract is closed, a realized gain or loss is recorded in the Statements of Operations equal to the difference between the value at the time it was opened and the value at the time it was closed. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in cash without the delivery of foreign currency. The use of forward foreign currency exchange contracts involves the risk that the value of a contract changes unfavorably due to movements in the value of the referenced foreign currencies, and such value may exceed the amount(s) reflected in the Statements of Assets and Liabilities. Cash amounts pledged for forward foreign currency exchange contracts are considered restricted and are included in cash pledged as collateral for OTC derivatives in the Statements of  Assets and Liabilities.  A fund’s risk of loss from counterparty credit risk on OTC derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund.
6. INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES
Investment Advisory Fees: Pursuant to an Investment Advisory Agreement with the Trust, BFA manages the investment of each Fund’s assets. BFA is a California corporation indirectly owned by BlackRock. Under the Investment Advisory Agreement, BFA is responsible for substantially all expenses of the Funds, except (i) interest and taxes; (ii) brokerage commissions and other expenses connected with the execution of portfolio transactions; (iii) distribution fees; (iv) the advisory fee payable to BFA; and (v) litigation expenses and any extraordinary expenses (in each case as determined by a majority of the independent trustees).
For its investment advisory services to each of the following Funds, BFA is entitled to an annual investment advisory fee, accrued daily and paid monthly by the Funds, based on the average daily net assets of each Fund as follows:
iShares ETF	Investment Advisory Fees
Copper and Metals Mining	0.47%
Environmental Infrastructure and Industrials	0.47
Global 100	0.40
Lithium Miners and Producers	0.47
Notes to Financial Statements
51

Notes to Financial Statements  (continued)
For its investment advisory services to each of the iShares Global Infrastructure and iShares Global Timber & Forestry ETFs, BFA is entitled to an annual investment advisory fee, accrued daily and paid monthly by the Funds, based on each Fund’s allocable portion of the aggregate of the average daily net assets of the Fund and certain other iShares funds as follows:
Aggregate Average Daily Net Assets	Investment Advisory Fees
First $10 billion	0.4800%
Over $10 billion, up to and including $20 billion	0.4300
Over $20 billion, up to and including $30 billion	0.3800
Over $30 billion, up to and including $40 billion	0.3420
Over $40 billion	0.3078
Distributor: BlackRock Investments, LLC, an affiliate of BFA, is the distributor for each Fund. Pursuant to the distribution agreement, BFA is responsible for any fees or expenses for distribution services provided to the Funds.
Securities Lending: The U.S. Securities and Exchange Commission (the “SEC”) has issued an exemptive order which permits BlackRock Institutional Trust Company, N.A. (“BTC”), an affiliate of BFA, to serve as securities lending agent for the Funds, subject to applicable conditions.  As securities lending agent, BTC bears all operational costs directly related to securities lending, including any custodial costs. Each Fund is responsible for fees in connection with the investment of cash collateral received for securities on loan (the “collateral investment fees”). The cash collateral is invested in a money market fund, BlackRock Cash Funds: Institutional or BlackRock Cash Funds: Treasury, managed by BFA, or its affiliates. However, BTC has agreed to reduce the amount of securities lending income it receives in order to effectively limit the collateral investment fees each Fund bears to an annual rate of 0.04%. The SL Agency Shares of such money market fund will not be subject to a sales load, redemption fee, distribution fee or service fee. The money market fund in which the cash collateral has been invested may, under certain circumstances, impose a liquidity fee of up to 2% of the value redeemed or temporarily restrict redemptions for up to 10 business days during a 90 day period, in the event that the money market fund’s weekly liquid assets fall below certain thresholds.
Securities lending income is generally equal to the total of income earned from the reinvestment of cash collateral (and excludes collateral investment fees), and any fees or other payments to and from borrowers of securities. Each Fund retains a portion of the securities lending income and remits the remaining portion to BTC as compensation for its services as securities lending agent.
Pursuant to the current securities lending agreement, the iShares Global 100 ETF (the “Group 1 Fund”), retains 81% of securities lending income (which excludes collateral investment fees) and the amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.
Pursuant to the current securities lending agreement, the iShares Copper and Metals Mining ETF, iShares Environmental Infrastructure and Industrials ETF, iShares Global Infrastructure ETF, iShares Global Timber & Forestry ETF and iShares Lithium Miners and Producers ETF (the “Group 2 Fund”), retains 82% of securities lending income (which excludes collateral investment fees) and the amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.
 In addition, commencing the business day following the date that the aggregate securities lending income plus the collateral investment fees generated across all 1940 Act iShares exchange-traded funds (the “iShares ETF Complex”) in a given calendar year exceeds a specified threshold: (1) the Group 1 Fund, pursuant to the securities lending agreement, will retain for the remainder of that calendar year 81% of securities lending income (which excludes collateral investment fees), and the amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees, and (2) each Group 2 Fund will retain for the remainder of that calendar year 85% of securities lending income (which excludes collateral investment fees), and the amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.
The share of securities lending income earned by each Fund is shown as securities lending income – affiliated – net in its Statements of Operations. For the year ended March 31, 2024, the Funds paid BTC the following amounts for securities lending agent services:
iShares ETF	Amounts
Copper and Metals Mining	$171
Environmental Infrastructure and Industrials	27
Global 100	2,177
Global Infrastructure	42,778
Global Timber & Forestry	7,178
Lithium Miners and Producers	1,677
Officers and Trustees: Certain officers and/or trustees of the Trust are officers and/or trustees of BlackRock or its affiliates.
52
2024 iShares Annual Report to Shareholders

Notes to Financial Statements  (continued)
Other Transactions: Cross trading is the buying or selling of portfolio securities between funds to which BFA (or an affiliate) serves as investment adviser. At its regularly scheduled quarterly meetings, the Board reviews such transactions as of the most recent calendar quarter for compliance with the requirements and restrictions set forth by Rule 17a-7.
For the year ended March 31, 2024, transactions executed by the Funds pursuant to Rule 17a-7 under the 1940 Act were as follows:
iShares ETF	Purchases	Sales	Net Realized Gain (Loss)
Global 100	$251,200,498	$165,907,516	$(17,064,386)
Global Infrastructure	13,921,294	14,632,707	(969,306)
Global Timber & Forestry	1,242,419	2,096,572	(88,857)
Each Fund may invest its positive cash balances in certain money market funds managed by BFA or an affiliate. The income earned on these temporary cash investments is shown as dividends – affiliated in the Statements of Operations.
A fund, in order to improve its portfolio liquidity and its ability to track its underlying index, may invest in shares of other iShares funds that invest in securities in the fund’s underlying index.
7. PURCHASES AND SALES
For the year ended March 31, 2024, purchases and sales of investments, excluding short-term securities and in-kind transactions, were as follows:
iShares ETF	Purchases	Sales
Copper and Metals Mining	$3,312,942	$2,663,920
Environmental Infrastructure and Industrials	667,684	666,432
Global 100	752,158,787	702,828,484
Global Infrastructure	532,905,916	466,057,508
Global Timber & Forestry	46,231,384	48,889,701
Lithium Miners and Producers	2,931,378	1,618,526
For the year ended March 31, 2024, in-kind transactions were as follows:
iShares ETF	In-kind Purchases	In-kind Sales
Copper and Metals Mining	$5,699,089	$—
Global 100	591,495,509	134,348,258
Global Infrastructure	289,960,577	571,931,952
Global Timber & Forestry	11,153,959	37,578,731
Lithium Miners and Producers	3,672,411	—
8. INCOME TAX INFORMATION
Each Fund is treated as an entity separate from the Trust’s other funds for federal income tax purposes. It is each Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no U.S. federal income tax provision is required.
Management has analyzed tax laws and regulations and their application to the Funds as of March 31, 2024, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Funds’ financial statements.
U.S. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting.  These reclassifications have no effect on net assets or NAV per share. As of March 31, 2024, permanent differences attributable to realized gains (losses) from in-kind redemptions were reclassified to the following accounts:
iShares ETF	Paid-in Capital	Accumulated Earnings (Loss)
Global 100	$77,353,866	$ (77,353,866)
Global Infrastructure	91,611,624	(91,611,624)
Global Timber & Forestry	3,523,894	(3,523,894)
Notes to Financial Statements
53

Notes to Financial Statements  (continued)
The tax character of distributions paid was as follows:
iShares ETF	Period Ended 03/31/24
Copper and Metals Mining
Ordinary income	$110,198

iShares ETF	Year Ended 03/31/24	Period Ended 03/31/23
Environmental Infrastructure and Industrials
Ordinary income	$69,099	$5,790

iShares ETF	Year Ended 03/31/24	Year Ended 03/31/23
Global 100
Ordinary income	$65,122,612	$66,133,768
Global Infrastructure
Ordinary income	$125,266,515	$92,664,851
Global Timber & Forestry
Ordinary income	$3,848,829	$5,674,714

iShares ETF	Period Ended 03/31/24
Lithium Miners and Producers
Ordinary income	$23,605
As of March 31, 2024, the tax components of accumulated net earnings (losses) were as follows:
iShares ETF	Undistributed Ordinary Income	Non-expiring Capital Loss Carryforwards(a)	Net Unrealized Gains (Losses)(b)	Qualified Late-Year Ordinary Losses(c)	Total
Copper and Metals Mining	$50,260	$(28,602)	$686,347	$ —	$708,005
Environmental Infrastructure and Industrials	11,335	(35,846)	933,581	—	909,070
Global 100	17,799,589	(224,430,245)	1,895,379,911	—	1,688,749,255
Global Infrastructure	22,176,821	(425,035,059)	168,031,168	—	(234,827,070)
Global Timber & Forestry	94,396	(37,325,088)	8,487,304	—	(28,743,388)
Lithium Miners and Producers	—	(519,167)	(1,771,160)	(659)	(2,290,986)

(a)	Amounts available to offset future realized capital gains.
(b)
The difference between book-basis and tax-basis unrealized gains (losses) was attributable primarily to the tax deferral of losses on wash sales, the realization for tax purposes of unrealized gains (losses) on certain foreign currency and futures contracts and the realization for tax purposes of unrealized gains on investments in passive foreign investment companies.

(c)	The Funds have elected to defer these qualified late-year losses and recognize such losses in the next taxable year.
A fund may own shares in certain foreign investment entities, referred to, under U.S. tax law, as “passive foreign investment companies.” Such fund may elect to mark-to-market annually the shares of each passive foreign investment company and would be required to distribute to shareholders any such marked-to-market gains.
As of March 31, 2024, gross unrealized appreciation and depreciation based on cost of investments (including short positions and derivatives, if any) for U.S. federal income tax purposes were as follows:
iShares ETF	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Copper and Metals Mining	$6,932,358	$857,793	$(171,422)	$686,371
Environmental Infrastructure and Industrials	3,978,845	1,109,099	(175,291)	933,808
Global 100	3,303,210,116	2,016,958,422	(121,527,537)	1,895,430,885
Global Infrastructure	3,405,261,151	403,624,770	(235,653,236)	167,971,534
Global Timber & Forestry	193,358,900	25,498,215	(17,006,500)	8,491,715
Lithium Miners and Producers	4,814,868	2,340	(1,773,446)	(1,771,106)
54
2024 iShares Annual Report to Shareholders

Notes to Financial Statements  (continued)
9. LINE OF CREDIT
The Funds, along with certain other iShares funds (“Participating Funds”), are parties to a $800 million credit agreement (“Syndicated Credit Agreement”) with a group of lenders, which expires on October 16, 2024. The line of credit may be used for temporary or emergency purposes, including redemptions, settlement of trades and rebalancing of portfolio holdings in certain target markets. The Funds may borrow up to the aggregate commitment amount subject to asset coverage and other limitations as specified in the Syndicated Credit Agreement. The Syndicated Credit Agreement has the following terms: a commitment fee of 0.15% per annum on the unused portion of the credit agreement and interest at a rate equal to the higher of (a) Daily Simple Secured Overnight Financing Rate (“SOFR”) plus 0.10% and 1.00% per annum or (b) the U.S. Federal Funds rate plus 1.00% per annum on amounts borrowed. The commitment fee is generally allocated to each Participating Fund based on the lesser of a Participating Fund’s relative exposure to certain target markets or a Participating Fund’s maximum borrowing amount as set forth by the terms of the Syndicated Credit Agreement.
During the year ended March 31, 2024, the Funds did not borrow under the Syndicated Credit Agreement.
10. PRINCIPAL RISKS
In the normal course of business, each Fund invests in securities or other instruments and may enter into certain transactions, and such activities subject the Fund to various risks, including, among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation or international tax treaties between various countries; or (iv) currency, interest rate or price fluctuations. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, recessions, or other events could have a significant impact on the Funds and their investments. Each Fund’s prospectus provides details of the risks to which the Fund is subject.
BFA uses an indexing approach to try to achieve each Fund’s investment objective. The Fund is not actively managed, and BFA generally does not attempt to take defensive positions under any market conditions, including declining markets.
The Funds may be exposed to additional risks when reinvesting cash collateral in money market funds that do not seek to maintain a stable NAV per share of $1.00, which may be subject to discretionary liquidity fees under certain circumstances.
Valuation Risk: The market values of equities, such as common stocks and preferred securities or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company. They may also decline due to factors which affect a particular industry or industries. A fund may invest in illiquid investments. An illiquid investment is any investment that a fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. A fund may experience difficulty in selling illiquid investments in a timely manner at the price that it believes the investments are worth. Prices may fluctuate widely over short or extended periods in response to company, market or economic news. Markets also tend to move in cycles, with periods of rising and falling prices. This volatility may cause a fund’s NAV to experience significant increases or decreases over short periods of time. If there is a general decline in the securities and other markets, the NAV of a fund may lose value, regardless of the individual results of the securities and other instruments in which a fund invests.
Counterparty Credit Risk: The Funds may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions, including making timely interest and/or principal payments or otherwise honoring its obligations. The Funds manage counterparty credit risk by entering into transactions only with counterparties that BFA believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Funds to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Funds’ exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Statements of Assets and Liabilities, less any collateral held by the Funds.
A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.
With exchange-traded futures, there is less counterparty credit risk to the Funds since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, a fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency). Additionally, credit risk exists in exchange-traded futures with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Funds.
Geographic/Asset Class Risk:  A diversified portfolio, where this is appropriate and consistent with a fund’s objectives, minimizes the risk that a price change of a particular investment will have a material impact on the NAV of a fund. The investment concentrations within each Fund’s portfolio are disclosed in its Schedule of Investments.
The Funds invest a significant portion of their assets in securities of issuers located in the United States. A decrease in imports or exports, changes in trade regulations, inflation and/or an economic recession in the United States may have a material adverse effect on the U.S. economy and the securities listed on U.S. exchanges. Proposed and adopted policy and legislative changes in the United States may also have a significant effect on U.S. markets generally, as well as on the value of certain securities.
Notes to Financial Statements
55

Notes to Financial Statements  (continued)
Governmental agencies project that the United States will continue to maintain elevated public debt levels for the foreseeable future which may constrain future economic growth. Circumstances could arise that could prevent the timely payment of interest or principal on U.S. government debt, such as reaching the legislative “debt ceiling.” Such non-payment would result in substantial negative consequences for the U.S. economy and the global financial system. If U.S. relations with certain countries deteriorate, it could adversely affect issuers that rely on the United States for trade. The United States has also experienced increased internal unrest and discord. If these trends were to continue, they may have an adverse impact on the U.S. economy and the issuers in which the the Funds invest.
Certain Funds invest a significant portion of their assets in securities of issuers located in Europe or with significant exposure to European issuers or countries. The European financial markets have recently experienced volatility and adverse trends due to concerns about economic downturns in, or rising government debt levels of, several European countries as well as acts of war in the region. These events may spread to other countries in Europe and may affect the value and liquidity of certain of the Funds’ investments.
Responses to the financial problems by European governments, central banks and others, including austerity measures and reforms, may not work, may result in social unrest and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets and asset valuations around the world. The United Kingdom has withdrawn from the European Union, and one or more other countries may withdraw from the European Union and/or abandon the Euro, the common currency of the European Union. These events and actions have adversely affected, and may in the future adversely affect, the value and exchange rate of the Euro and may continue to significantly affect the economies of every country in Europe, including countries that do not use the Euro and non-European Union member states. The impact of these actions, especially if they occur in a disorderly fashion, is not clear but could be significant and far reaching.  In addition, Russia launched a large-scale invasion of Ukraine on February 24, 2022. The extent and duration of the military action, resulting sanctions and resulting future market disruptions in the region are impossible to predict, but have been, and may continue to be, significant and have a severe adverse effect on the region, including significant negative impacts on the economy and the markets for certain securities and commodities, such as oil and natural gas, as well as other sectors.
Certain Funds invest a significant portion of their assets in securities within a single or limited number of market sectors. When a fund concentrates its investments in this manner, it assumes the risk that economic, regulatory, political and social conditions affecting such sectors may have a significant impact on the fund and could affect the income from, or the value or liquidity of, the fund’s portfolio.
Significant Shareholder Redemption Risk: Certain shareholders may own or manage a substantial amount of fund shares and/or hold their fund investments for a limited period of time. Large redemptions of fund shares by these shareholders may force a fund to sell portfolio securities, which may negatively impact the fund’s NAV, increase the fund’s brokerage costs, and/or accelerate the realization of taxable income/gains and cause the fund to make additional taxable distributions to shareholders.
 11. CAPITAL SHARE TRANSACTIONS
Capital shares are issued and redeemed by each Fund only in aggregations of a specified number of shares or multiples thereof (“Creation Units”) at NAV. Except when aggregated in Creation Units, shares of each Fund are not redeemable.
Transactions in capital shares were as follows:
	Period Ended 03/31/24
iShares ETF	Shares	Amount
Copper and Metals Mining(a)
Shares sold	250,000	$6,354,720

(a)	The Funds commenced operations on June 21, 2023.

	Year Ended 03/31/24		Period Ended 03/31/23(a)
iShares ETF	Shares	Amount	Shares	Amount
Environmental Infrastructure and Industrials
Shares sold	—	$—	160,000	$4,016,012

(a)	The Fund commenced operations on November 01, 2022.

	Year Ended 03/31/24		Year Ended 03/31/23
iShares ETF	Shares	Amount	Shares	Amount
Global 100
Shares sold	8,500,000	$651,917,018	5,700,000	$385,994,005
Shares redeemed	(1,650,000)	(138,148,734)	(4,850,000)	(319,785,609)
	6,850,000	$513,768,284	850,000	$66,208,396
56
2024 iShares Annual Report to Shareholders

Notes to Financial Statements  (continued)
	Year Ended 03/31/24		Year Ended 03/31/23
iShares ETF	Shares	Amount	Shares	Amount
Global Infrastructure
Shares sold	7,300,000	$333,963,513	21,600,000	$1,019,069,803
Shares redeemed	(13,000,000)	(578,691,335)	(8,600,000)	(405,678,975)
	(5,700,000)	$(244,727,822)	13,000,000	$613,390,828
Global Timber & Forestry
Shares sold	180,000	$12,999,997	—	$(1,137)
Shares redeemed	(600,000)	(44,701,768)	(720,000)	(54,369,548)
	(420,000)	$(31,701,771)	(720,000)	$(54,370,685)

	Period Ended 03/31/24
iShares ETF	Shares	Amount
Lithium Miners and Producers(a)
Shares sold	200,000	$5,003,149

(a)	The Funds commenced operations on June 21, 2023.
The consideration for the purchase of Creation Units of a fund in the Trust generally consists of the in-kind deposit of a designated portfolio of securities and a specified amount of cash.  Certain funds in the Trust may be offered in Creation Units solely or partially for cash in U.S. dollars.  Authorized Participants purchasing and redeeming Creation Units may pay a purchase transaction fee and a redemption transaction fee directly to State Street Bank and Trust Company, the Trust’s administrator, to offset transfer and other transaction costs associated with the issuance and redemption of Creation Units, including Creation Units for cash.  Authorized Participants transacting in Creation Units for cash may also pay an additional variable charge to compensate the relevant fund for certain transaction costs (i.e., stamp taxes, taxes on currency or other financial transactions, and brokerage costs) and market impact expenses relating to investing in portfolio securities. Such variable charges, if any, are included in shares sold in the table above.
From time to time, settlement of securities related to in-kind contributions or in-kind redemptions may be delayed. In such cases, securities related to in-kind transactions are reflected as a receivable or a payable in the Statements of Assets and Liabilities.
12. FOREIGN WITHHOLDING TAX CLAIMS
The Internal Revenue Service (“IRS”) has issued guidance to address U.S. income tax liabilities attributable to fund shareholders resulting from the recovery of foreign taxes withheld in prior calendar years. These withheld foreign taxes were passed through to shareholders in the form of foreign tax credits in the year the taxes were withheld. Assuming there are sufficient foreign taxes paid which iShares Global Infrastructure ETF is able to pass through to shareholders as a foreign tax credit in the current year, the Fund will be able to offset the prior years’ withholding taxes recovered against the foreign taxes paid in the current year. Accordingly, no federal income tax liability is recorded by the Fund.
The iShares Global 100 ETF is seeking a closing agreement with the Internal Revenue Service (“IRS”) to address any prior years’ U.S. income tax liabilities attributable to Fund shareholders resulting from the recovery of foreign taxes. The closing agreement would result in the Fund paying a compliance fee to the IRS, on behalf of its shareholders, representing the estimated tax savings generated from foreign tax credits claimed by Fund shareholders on their tax returns in prior years. The Fund has accrued a liability for the estimated IRS compliance fee related to foreign withholding tax claims, which is disclosed in the Statements of Assets and Liabilities. The actual IRS compliance fee may differ from the estimate and that difference may be material.
During the year, the iShares Global 100 ETF filed a closing agreement with the IRS related to the recovery of foreign taxes received in fiscal year 2022, and the related tax compliance fee, including interest, was paid to the IRS.
13. SUBSEQUENT EVENTS
Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were available to be issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.
Notes to Financial Statements
57

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of
iShares Trust and Shareholders of each of the six funds listed in the table below
Opinions on the Financial Statements
We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of each of the funds listed in the table below (six of the funds constituting iShares Trust, hereafter collectively referred to as the "Funds") as of March 31, 2024, the related statements of operations and of changes in net assets for each of the periods indicated in the table below, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds listed in the table below as of March 31, 2024, the results of each of their operations and the changes in each of their net assets for the periods indicated in the table below, and each of the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America.
iShares Copper and Metals Mining ETF(1)
iShares Environmental Infrastructure and Industrials ETF(2)
iShares Global 100 ETF(3)
iShares Global Infrastructure ETF(3)
iShares Global Timber & Forestry ETF(3)
iShares Lithium Miners and Producers ETF(1)
(1) Statement of operations and statement of changes in net assets for the period June 21, 2023 (commencement of operations) to March 31, 2024.
(2) Statement of operations for the year ended March 31, 2024, and statement of changes in net assets for the year ended March 31, 2024 and for the period November 1, 2022 (commencement of operations) to March 31, 2023.
(3) Statement of operations for the year ended March 31, 2024 and statement of changes in net assets for each of the two years in the period ended March 31, 2024.
Basis for Opinions
These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of March 31, 2024 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.
/s/PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
May 23, 2024
We have served as the auditor of one or more BlackRock investment companies since 2000.
58
2024 iShares Annual Report to Shareholders

Important Tax Information (unaudited)
The following amounts, or maximum amounts allowable by law, are hereby designated as qualified dividend income for individuals for the fiscal year ended March 31, 2024:
iShares ETF	Qualified Dividend Income
Copper and Metals Mining	$118,262
Environmental Infrastructure and Industrials	83,219
Global 100	80,409,410
Global Infrastructure	141,103,348
Global Timber & Forestry	4,739,539
Lithium Miners and Producers	29,965
The following amounts, or maximum amounts allowable by law, are hereby designated as qualified business income for individuals for the fiscal year ended March 31, 2024:
iShares ETF	Qualified Business Income
Global 100	$462,236
The Funds intend to pass through to their shareholders the following amounts, or maximum amounts allowable by law, of foreign source income earned and foreign taxes paid for the fiscal year ended March 31, 2024:
iShares ETF	Foreign Source Income Earned	Foreign Taxes Paid
Copper and Metals Mining	$140,647	$4,281
Environmental Infrastructure and Industrials	68,415	5,102
Global Infrastructure	100,713,316	5,813,616
Global Timber & Forestry	4,545,277	243,171
Lithium Miners and Producers	27,677	3,717
The following percentages, or maximum percentages allowable by law, of ordinary income distributions paid during the fiscal year ended March 31, 2024 qualified for the dividends-received deduction for corporate shareholders:
iShares ETF	Dividends-Received Deduction
Copper and Metals Mining	9.91%
Environmental Infrastructure and Industrials	34.96%
Global 100	67.93%
Global Infrastructure	36.58%
Global Timber & Forestry	26.12%
Lithium Miners and Producers	8.37%
Important Tax Information
59

Statement Regarding Liquidity Risk Management Program (unaudited)
In compliance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), iShares Trust (the “Trust”) has adopted and implemented a liquidity risk management program (the “Program”) for iShares Copper and Metals Mining ETF, iShares Environmental Infrastructure and Industrials ETF, iShares Global 100 ETF, iShares Global Infrastructure ETF, iShares Global Timber & Forestry ETF and iShares Lithium Miners and Producers ETF (the “Funds” or “ETFs”), each a series of the Trust, which is reasonably designed to assess and manage each Fund’s liquidity risk.
The Board of Trustees (the “Board”) of the Trust, on behalf of the Funds, met on December 8, 2023 (the “Meeting”) to review the Program.  The Board previously appointed BlackRock Fund Advisors (“BlackRock”), the investment adviser to the Funds, as the program administrator for each Fund’s Program. BlackRock also previously delegated oversight of the Program to the 40 Act Liquidity Risk Management Committee  (the “Committee”). At the Meeting, the Committee, on behalf of BlackRock, provided the Board with a report that addressed the operation of the Program and assessed its adequacy and effectiveness of implementation, including the management of each Fund’s Highly Liquid Investment Minimum (“HLIM”) where applicable, and any material changes to the Program (the “Report”). The Report covered the period from October 1, 2022 through September 30, 2023 (the “Program Reporting Period”).
The Report described the Program’s liquidity classification methodology for categorizing each Fund’s investments (including derivative transactions) into one of four liquidity buckets. It also referenced the methodology used by BlackRock to establish each Fund’s HLIM and noted that the Committee reviews and ratifies the HLIM assigned to each Fund no less frequently than annually. The Report also discussed notable events affecting liquidity over the Program Reporting Period, including extended market holidays, delays in the repatriation of the local currency in certain non-U.S. countries, the continued illiquidity of Russian equity securities and the suspension of select sanctions in Venezuela.
The Report noted that the Program complied with the key factors for consideration under the Liquidity Rule for assessing, managing and periodically reviewing each Fund’s liquidity risk, as follows:
 a) The Fund’s investment strategy and liquidity of portfolio investments during both normal and reasonably foreseeable stressed conditions. During the Program Reporting Period, the Committee reviewed whether each Fund’s strategy is appropriate for an open-end fund structure, with a focus on funds with more significant and consistent holdings of less liquid and illiquid assets. The Committee also factored a fund’s concentration in an issuer into the liquidity classification methodology by taking issuer position sizes into account. Derivative exposure was also considered in the calculation of a fund’s liquidity bucketing. Finally, a factor for consideration under the Liquidity Rule is a Fund’s use of borrowings for investment purposes. However, the Funds do not borrow for investment purposes.
 b) Short-term and long-term cash flow projections during both normal and reasonably foreseeable stressed conditions. During the Program Reporting Period, the Committee reviewed historical redemption activity and used this information as a component to establish each ETF’s reasonably anticipated trading size utilized for liquidity classifications. The Committee may also take into consideration a fund’s shareholder ownership concentration (which, depending on product type and distribution channel, may or may not be available), a fund’s distribution channels, and the degree of certainty associated with a fund’s short-term and long-term cash flow projections.
 c) Holdings of cash and cash equivalents, as well as borrowing arrangements. The Committee considered that ETFs generally do not hold more than de minimis amounts of cash. The Committee also considered that ETFs generally do not engage in borrowing.
 d) The relationship between an ETF’s portfolio liquidity and the way in which, and the prices and spreads at which, ETF shares trade, including the efficiency of the arbitrage function and the level of active participation by market participants, including authorized participants. The Committee monitored the prevailing bid/ask spread and the ETF price premium (or discount) to NAV for all ETFs. However, there were no ETFs with persistent deviations of fund premium/discount or bid/ask spreads from long-term averages over the Program Reporting Period.
 e) The effect of the composition of baskets on the overall liquidity of an ETF’s portfolio. In reviewing the linkage between the composition of custom baskets accepted by an ETF and any significant change in the liquidity profile of such ETF, the Committee reviewed changes in the proportion of each ETF’s portfolio comprised of less liquid and illiquid holdings to determine if applicable thresholds were met requiring enhanced review. There were no ETFs for which the custom baskets accepted by the ETF had a significant change in its liquidity profile.
There were no material changes to the Program during the Program Reporting Period other than the enhancement of certain model components in the Program’s classification methodology. The Report provided to the Board stated that the Committee concluded that based on the operation of the functions, as described in the Report, the Program is operating as intended and is effective in implementing the requirements of the Liquidity Rule.
60
2024 iShares Annual Report to Shareholders

Supplemental Information (unaudited)
Section 19(a) Notices
The amounts and sources of distributions reported are estimates and are being provided pursuant to regulatory requirements and are not being provided for tax reporting purposes. The actual amounts and sources for tax reporting purposes will depend upon each Fund’s investment experience during the year and may be subject to changes based on tax regulations. Shareholders will receive a Form 1099-DIV each calendar year that will inform them how to report these distributions for federal income tax purposes.
March 31, 2024
	Total Cumulative Distributions for the Fiscal Year				% Breakdown of the Total Cumulative Distributions for the Fiscal Year
iShares ETF	Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Share	Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Share
Copper and Metals Mining(a)	$0.526397	$—	$0.024593	$0.550990	96%	—%	4%	100%
Global Infrastructure	1.582304	—	—	1.582304	100	—	—	100
Global Timber & Forestry	1.336399	—	—	1.336399	100	—	—	100
Lithium Miners and Producers(a)	0.096895	—	0.021130	0.118025	82	—	18	100

(a)
The Fund estimates that it has distributed more than its net investment income and net realized capital gains; therefore, a portion of the distribution may be a return of capital. A return of capital may occur, for example, when some or all of the shareholder's investment in the Fund is returned to the shareholder. A return of capital does not necessarily reflect the
Fund’s investment performance and should not be confused with “yield” or “income”. When distributions exceed total return performance, the difference will incrementally reduce the
Fund’s net asset value per share.

Tailored Shareholder Reports for Open-End Mutual Funds and ETFs
Effective January 24, 2023, the SEC adopted rule and form amendments to require open-end mutual funds and ETFs to transmit concise and visually engaging streamlined annual and semiannual reports to shareholders that highlight key information. Other information, including financial statements, will no longer appear in a streamlined shareholder report but must be available online, delivered free of charge upon request, and filed on a semiannual basis on Form N-CSR. The rule and form amendments have a compliance date of July 24, 2024. At this time, management is evaluating the impact of these amendments on the shareholder reports for the Funds.
Premium/Discount Information
Information on the Fund's net asset value, market price, premiums and discounts, and bid-ask spreads can be found at iShares.com.
Supplemental Information
61

Trustee and Officer Information (unaudited)
The Board of Trustees has responsibility for the overall management and operations of the Funds, including general supervision of the duties performed by BFA and other service providers. Each Trustee serves until he or she resigns, is removed, dies, retires or becomes incapacitated. Each officer shall hold office until his or her successor is elected and qualifies or until his or her death, resignation or removal. Trustees who are not “interested persons” (as defined in the 1940 Act) of the Trust are referred to as independent trustees (“Independent Trustees”).
The registered investment companies advised by BFA or its affiliates (the “BlackRock-advised Funds”) are organized into one complex of open-end equity, multi-asset, index and money market funds and ETFs (the “BlackRock Multi-Asset Complex”), one complex of closed-end funds and open-end non-index fixed-income funds (including ETFs) (the “BlackRock Fixed-Income Complex”) and one complex of ETFs (“Exchange-Traded Fund Complex”) (each, a “BlackRock Fund Complex”). Each Fund is included in the Exchange-Traded Fund Complex. Each Trustee also serves as a Director of iShares, Inc. and a Trustee of iShares U.S. ETF Trust and, as a result, oversees all of the funds within the Exchange-Traded Fund Complex, which consists of 404 funds as of March 31, 2024. With the exception of Stephen Cohen, Robert S. Kapito and Aaron Wasserman, the address of each Trustee and officer is c/o BlackRock, Inc., 400 Howard Street, San Francisco, CA 94105. The address of Mr. Kapito and Mr. Wasserman is c/o BlackRock, Inc., 50 Hudson Yards, New York, NY 10001. The address of Mr. Cohen is c/o BlackRock, Inc., Drapers Gardens, 12 Throgmorton Avenue, London EC2N 2DL United Kingdom. The Board has designated John E. Kerrigan as its Independent Board Chair. Additional information about the Funds’ Trustees and officers may be found in the Funds’ combined Statement of Additional Information, which is available without charge, upon request, by calling toll-free 1-800-iShares (1-800-474-2737).
Interested Trustees
Name (Year of Birth)	Position(s)	Principal Occupation(s) During Past 5 Years	Other Directorships Held by Trustee
Robert S. Kapito(a) (1957)	Trustee (since 2009).
President of BlackRock, Inc. (since 2006); Vice Chairman of BlackRock, Inc. and
Head of BlackRock’s Portfolio Management Group (since its formation in 1998) and
BlackRock, Inc.’s predecessor entities (since 1988); Trustee, University of
Pennsylvania (since 2009); President of Board of Directors, Hope & Heroes
Children’s Cancer Fund (since 2002).
Director of BlackRock, Inc. (since 2006); Director of iShares, Inc. (since 2009); Trustee of iShares U.S. ETF Trust (since 2011).
Stephen Cohen(b) (1975)	Trustee (since 2024).
Senior Managing Director, Head of Global Product Solutions of BlackRock, Inc.
(since 2024); Senior Managing Director, Head of Europe, Middle East and Africa
Regions of BlackRock, Inc. (2021-2024); Head of iShares Index and Wealth in
EMEA of BlackRock, Inc. (2017-2021); Global Head of Fixed Income Indexing of
BlackRock, Inc. (2016-2017); Chief Investment Strategist for International Fixed
Income and iShares of BlackRock, Inc. (2011-2015).
Director of iShares, Inc. (since 2024); Trustee of iShares U.S. ETF Trust (since 2024).
(a) Robert S. Kapito is deemed to be an “interested person” (as defined in the 1940 Act) of the Trust due to his affiliations with BlackRock, Inc. and its affiliates.
(b) Stephen Cohen is deemed to be an "interested person" (as defined in the 1940 Act) of the Trust due to his affiliations with BlackRock, Inc. and its affiliates.

Independent Trustees
Name (Year of Birth)	Position(s)	Principal Occupation(s) During Past 5 Years	Other Directorships Held by Trustee
John E. Kerrigan (1955)	Trustee (since 2005); Independent Board Chair (since 2022).	Chief Investment Officer, Santa Clara University (since 2002).	Director of iShares, Inc. (since 2005); Trustee of iShares U.S. ETF Trust (since 2011); Independent Board Chair of iShares, Inc. and iShares U.S. ETF Trust (since 2022).
Jane D. Carlin (1956)	Trustee (since 2015); Risk Committee Chair (since 2016).
Consultant (since 2012); Member of the Audit Committee (2012-2018), Chair of the
Nominating and Governance Committee (2017-2018) and Director of PHH
Corporation (mortgage solutions) (2012-2018); Managing Director and Global Head of Financial Holding Company Governance & Assurance and the Global Head of
Operational Risk Management of Morgan Stanley (2006-2012).

Director of iShares, Inc. (since 2015); Trustee of
iShares U.S. ETF Trust (since 2015); Member of
the Audit Committee (since 2016), Chair of the
Audit Committee (since 2020) and Director of
The Hanover Insurance Group, Inc. (since 2016).

Richard L. Fagnani (1954)	Trustee (since 2017); Audit Committee Chair (since 2019).	Partner, KPMG LLP (2002-2016); Director of One Generation Away (since 2021).	Director of iShares, Inc. (since 2017); Trustee of iShares U.S. ETF Trust (since 2017).
62
2024 iShares Annual Report to Shareholders

Trustee and Officer Information (unaudited) (continued)
Independent Trustees (continued)
Name (Year of Birth)	Position(s)	Principal Occupation(s) During Past 5 Years	Other Directorships Held by Trustee
Cecilia H. Herbert (1949)	Trustee (since 2005); Nominating and Governance and Equity Plus Committee Chairs (since 2022).
Chair of the Finance Committee (since 2019) and Trustee and Member of the
Finance, Audit and Quality Committees of Stanford Health Care (since 2016);
Trustee of WNET, New York’s public media company (since 2011) and Member of the Audit Committee (since 2018), Investment Committee (since 2011) and
Personnel Committee (since 2022); Member of the Wyoming State Investment
Funds Committee (since 2022); Trustee of Forward Funds (14 portfolios)
(2009-2018); Trustee of Salient MF Trust (4 portfolios) (2015-2018); Director of the
Jackson Hole Center for the Arts (since 2021).
Director of iShares, Inc. (since 2005); Trustee of iShares U.S. ETF Trust (since 2011).
Drew E. Lawton (1959)	Trustee (since 2017); 15(c) Committee Chair (since 2017).	Senior Managing Director of New York Life Insurance Company (2010-2015).	Director of iShares, Inc. (since 2017); Trustee of iShares U.S. ETF Trust (since 2017); Director of Jackson Financial Inc. (since 2021).
John E. Martinez (1961)	Trustee (since 2003); Securities Lending Committee Chair (since 2019).	Director of Real Estate Equity Exchange, Inc. (since 2005); Director of Cloudera Foundation (2017-2020); and Director of Reading Partners (2012-2016).	Director of iShares, Inc. (since 2003); Trustee of iShares U.S. ETF Trust (since 2011).
Madhav V. Rajan (1964)	Trustee (since 2011); Fixed-Income Plus Committee Chair (since 2019).
Dean, and George Pratt Shultz Professor of Accounting, University of Chicago Booth
School of Business (since 2017); Advisory Board Member (since 2016) and Director
(since 2020) of C.M. Capital Corporation; Chair of the Board for the Center for
Research in Security Prices, LLC (since 2020); Director of WellBe Senior Medical
(since 2023); Robert K. Jaedicke Professor of Accounting, Stanford University
Graduate School of Business (2001-2017); Professor of Law (by courtesy), Stanford
Law School (2005-2017); Senior Associate Dean for Academic Affairs and Head of
MBA Program, Stanford University Graduate School of Business (2010-2016).
Director of iShares, Inc. (since 2011); Trustee of iShares U.S. ETF Trust (since 2011).

Officers
Name (Year of Birth)	Position(s)	Principal Occupation(s) During Past 5 Years
Jessica Tan (1980)	President (since 2024).
Managing Director of BlackRock, Inc. (since 2015); Head of Global Product Solutions, Americas of BlackRock, Inc. (since 2024) and Head of Sustainable and Transition Solutions of BlackRock, Inc. (2022-2024); Global Head of Corporate Strategy of BlackRock, Inc.
(2019-2022); Chief of Staff to the CEO of BlackRock, Inc. (2017-2019).

Trent Walker (1974)	Treasurer and Chief Financial Officer (since 2020).
Managing Director of BlackRock, Inc. (since 2019); Chief Financial Officer of iShares Delaware Trust Sponsor LLC, BlackRock Funds,
BlackRock Funds II, BlackRock Funds IV, BlackRock Funds V and BlackRock Funds VI (since 2021).

Aaron Wasserman (1974)	Chief Compliance Officer (iShares, Inc. and iShares Trust, since 2023; iShares U.S. ETF Trust, since 2023).
Managing Director of BlackRock, Inc. (since 2018); Chief Compliance Officer of the BlackRock Multi-Asset Complex, the BlackRock
Fixed-Income Complex and the Exchange-Traded Fund Complex (since 2023); Deputy Chief Compliance Officer for the BlackRock
Multi-Asset Complex, the BlackRock Fixed-Income Complex and the Exchange-Traded Fund Complex (2014-2023).

Marisa Rolland (1980)	Secretary (since 2022).	Managing Director of BlackRock, Inc. (since 2023); Director of BlackRock, Inc. (2018-2022).
Rachel Aguirre (1982)	Executive Vice President (since 2022).
Managing Director of BlackRock, Inc. (since 2018); Head of U.S. iShares Product (since 2022); Head of EII U.S. Product Engineering of
BlackRock, Inc. (since 2021); Co-Head of EII’s Americas Portfolio Engineering of BlackRock, Inc. (2020-2021); Head of Developed
Markets Portfolio Engineering of BlackRock, Inc. (2016-2019).

Jennifer Hsui (1976)	Executive Vice President (since 2022).	Managing Director of BlackRock, Inc. (since 2009); Co-Head of Index Equity of BlackRock, Inc. (since 2022).
Trustee and Officer Information
63

Trustee and Officer Information (unaudited) (continued)
Officers (continued)
Name (Year of Birth)	Position(s)	Principal Occupation(s) During Past 5 Years
James Mauro (1970)	Executive Vice President (since 2022).	Managing Director of BlackRock, Inc. (since 2010); Head of Fixed Income Index Investments in the Americas and Head of San Francisco Core Portfolio Management of BlackRock, Inc. (since 2020).

Effective July 1, 2023, Aaron Wasserman replaced Charles Park as Chief Compliance Officer.
Effective February 1, 2024, Salim Ramji resigned as Trustee of the Trust.
Effective March 5, 2024, Stephen Cohen replaced Salim Ramji as Trustee of the Trust.
Effective March 5, 2024, Dominik Rohé resigned as President of the Trust.
Effective March 5, 2024, Jessica Tan replaced Dominik Rohé as President of the Trust.
Effective April 8, 2024, Laura Fergerson was appointed as Trustee of the Trust.
Effective April 8, 2024, James Lam was appointed as Trustee of the Trust.
64
2024 iShares Annual Report to Shareholders

General Information
Electronic Delivery
Shareholders can sign up for e-mail notifications announcing that the shareholder report or prospectus has been posted on the iShares website at iShares.com. Once you have enrolled, you will no longer receive prospectuses and shareholder reports in the mail.
To enroll in electronic delivery:
 • Go to icsdelivery.com.
 • If your brokerage firm is not listed, electronic delivery may not be available. Please contact your broker-dealer or financial advisor.
Householding
Householding is an option available to certain fund investors. Householding is a method of delivery, based on the preference of the individual investor, in which a single copy of certain shareholder documents and Rule 30e-3 notices can be delivered to investors who share the same address, even if their accounts are registered under different names. Please contact your broker-dealer if you are interested in enrolling in householding and receiving a single copy of prospectuses and other shareholder documents, or if you are currently enrolled in householding and wish to change your householding status.
Availability of Quarterly Schedule of Investments
The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to their reports on Form N-PORT. The Funds’ Forms N-PORT are available on the SEC’s website at sec.gov.  Additionally, each Fund makes its portfolio holdings for the first and third quarters of each fiscal year available at iShares.com/fundreports.
Availability of Proxy Voting Policies and Proxy Voting Records
A description of the policies and procedures that the iShares Funds use to determine how to vote proxies relating to portfolio securities and information about how the iShares Funds voted proxies relating to portfolio securities during the most recent twelve-month period ending June 30 is available without charge, upon request (1) by calling toll-free 1-800-474-2737; (2) on the iShares website at iShares.com; and (3) on the SEC website at sec.gov.
A description of the Trust’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the Fund Prospectus. The Fund discloses its portfolio holdings daily and provides information regarding its top holdings in Fund fact sheets at iShares.com.
General Information
65

Glossary of Terms Used in this Report

Portfolio Abbreviation
ADR	American Depositary Receipt
JSC	Joint Stock Company
NVS	Non-Voting Shares
66
2024 iShares Annual Report to Shareholders

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Want to know more?
iShares.com | 1-800-474-2737
This report is intended for the Funds’ shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current prospectus.
Investing involves risk, including possible loss of principal.
The iShares Funds are distributed by BlackRock Investments, LLC (together with its affiliates, “BlackRock”).
The iShares Funds are not sponsored, endorsed, issued, sold or promoted by FTSE International Limited, S&P Dow Jones Indices LLC or STOXX Ltd., nor do these companies make any representation regarding the advisability of investing in the iShares Funds. BlackRock is not affiliated with the companies listed above.
©2024 BlackRock, Inc. All rights reserved. iSHARES and BLACKROCK are registered trademarks of BlackRock, Inc. or its subsidiaries. All other marks are the property of their respective owners.
iS-AR-303-0324

March 31, 2024

2024 Annual Report

iShares Trust
• iShares Global Comm Services ETF | IXP | NYSE Arca
• iShares Global Consumer Discretionary ETF | RXI | NYSE Arca
• iShares Global Consumer Staples ETF | KXI | NYSE Arca
• iShares Global Energy ETF | IXC | NYSE Arca
• iShares Global Financials ETF | IXG | NYSE Arca
• iShares Global Healthcare ETF | IXJ | NYSE Arca
• iShares Global Industrials ETF | EXI | NYSE Arca
• iShares Global Materials ETF | MXI | NYSE Arca
• iShares Global Tech ETF | IXN | NYSE Arca
• iShares Global Utilities ETF | JXI | NYSE Arca

The Markets in Review
 Rob Kapito
President, BlackRock Inc.

Dear Shareholder,
The combination of continued economic growth and cooling inflation provided a supportive backdrop for investors during the 12-month reporting period ended March 31, 2024. Higher interest rates helped to rein in inflation, and the Consumer Price Index decelerated substantially while remaining above pre-pandemic levels. A moderating labor market helped ease inflationary pressure, although wages continued to grow. Wage and job growth powered robust consumer spending, backstopping the economy. On October 7, 2023, Hamas launched a horrific attack on Israel. The ensuing war has had a significant humanitarian impact and could lead to heightened economic and market volatility. We see geopolitics as a structural market risk going forward. See our geopolitical risk dashboard at blackrock.com for more details.
Equity returns were robust during the period, as interest rates stabilized and the economy proved to be more resilient than many investors expected. The U.S. economy continued to show strength, and growth further accelerated in the second half of 2023. Large-capitalization U.S. stocks posted particularly substantial gains, supported by the performance of a few notable technology companies, while small-capitalization U.S. stocks’ advance was slower but still robust. Meanwhile, international developed market equities also gained strongly, while emerging market stocks advanced at a more modest pace.
The 10-year U.S. Treasury yield rose during the reporting period, as investors reacted to elevated inflation and attempted to anticipate future interest rate changes. However, higher yields drove positive returns overall for 10-year U.S. Treasuries and solid gains in shorter-duration U.S. Treasuries. The corporate bond market benefited from improving economic sentiment, although high-yield corporate bond prices fared significantly better than investment-grade bonds as demand from yield-seeking investors remained strong.
The U.S. Federal Reserve (the “Fed”), attempting to manage persistent inflation, raised interest rates twice during the 12-month period, but paused its tightening after its July meeting. The Fed also continued to reduce its balance sheet by not replacing some of the securities that reach maturity.
Supply constraints appear to have become an embedded feature of the new macroeconomic environment, making it difficult for developed economies to increase production without sparking higher inflation. Geopolitical fragmentation and an aging population risk further exacerbating these constraints, keeping the labor market tight and wage growth high. Although the Fed has stopped tightening for now, we believe that the new economic regime means that the Fed will need to maintain high rates for an extended period despite the market’s hopes for rapid interest rate cuts, as reflected in the ongoing rally. In this new regime, we anticipate greater volatility and dispersion of returns, creating more opportunities for selective portfolio management.
Looking at developed market stocks, we have an overweight stance on U.S. stocks overall, particularly given the promise of emerging AI technologies. We are also overweight Japanese stocks as shareholder-friendly policies generate increased investor interest, although we maintain an underweight stance on European stocks. In credit, there are selective opportunities in the near term despite tighter credit and financial conditions. For fixed income investing with a six- to twelve-month horizon, we see the most attractive investments in short-term U.S. Treasuries and hard-currency emerging market bonds.
Overall, our view is that investors need to think globally, position themselves to be prepared for a decarbonizing economy, and be nimble as market conditions change. We encourage you to talk with your financial advisor and visit iShares.com for further insight about investing in today’s markets.

Rob Kapito
President, BlackRock Inc.

Total Returns as of March 31, 2024
	6-Month	12-Month
U.S. large cap equities (S&P 500® Index)	23.48%	29.88%
U.S. small cap equities (Russell 2000® Index)	19.94	19.71
International equities (MSCI Europe, Australasia, Far East Index)	16.81	15.32
Emerging market equities (MSCI Emerging Markets Index)	10.42	8.15
3-month Treasury bills (ICE BofA 3-Month U.S. Treasury Bill Index)	2.68	5.24
U.S. Treasury securities (ICE BofA 10-Year U.S. Treasury Index)	4.88	(2.44)
U.S. investment grade bonds (Bloomberg U.S. Aggregate Bond Index)	5.99	1.70
Tax-exempt municipal bonds (Bloomberg Municipal Bond Index)	7.48	3.13
U.S. high yield bonds (Bloomberg U.S. Corporate High Yield 2% Issuer Capped Index)	8.73	11.15
Past performance is not an indication of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.
2This Page is not Part of Your Fund Report

Market Overview
iShares Trust
Global Market Overview
Global equity markets advanced during the 12 months ended March 31, 2024 (“reporting period”), supported by continued economic growth and moderating inflation in most parts of the world. The MSCI ACWI, a broad global equity index that includes both developed and emerging markets, returned 23.22% in U.S. dollar terms for the reporting period. Despite concerns about the impact of higher interest rates and rising prices, the global economy was resilient, posting moderate growth in 2023 at a similar pace to the prior year. Inflation began to subside in most regions of the world, as stabilizing energy prices and improved supply chains reduced pressure on consumers. However, geopolitical tensions were high during the reporting period, raising concerns about global economic disruptions from wars in Ukraine and Gaza. Following a terrorist attack on Israel by Hamas, Israel’s retaliation in Gaza and the resulting humanitarian impact raised tensions in the region, leading to counterstrikes between Israel, the U.S., and regional militant organizations. The events raised concerns among market participants that further escalation could lead to a broad regional war.
Among developed economies, the U.S. stood out, growing at a robust pace in 2023 despite elevated interest rates and persistent inflation. The U.S. consumer helped to power the expansion, as consumer spending continued to grow in both nominal and real (inflation-adjusted) terms. A strong labor market bolstered consumer spending, as employers continued to add jobs and average hourly wages increased notably. Consumer spending was also supported by higher asset values, as both home prices and strong equity performance increased household net worth. While improved supply chains eased goods inflation, the tight labor market kept labor costs near record highs, and growing services inflation was a significant driver of inflation’s overall persistence.
To counteract inflation, the U.S. Federal Reserve Bank (“Fed”) raised interest rates twice early in the reporting period, reaching the highest level since 2001. However, the Fed paused its interest rate increases thereafter as inflation edged down, keeping interest rates steady following its July 2023 meeting. The Fed also continued to decrease the size of its balance sheet by reducing the store of U.S. Treasuries it had accumulated to stabilize markets in the early phases of the coronavirus pandemic. Projections released by the Fed late in the reporting period included several interest rate decreases later in 2024, as it forecast that inflation would continue to moderate despite the robust economy.
European stocks posted strong gains as energy prices stabilized and inflation decelerated sharply. While growth in the Eurozone was nearly flat, the tepid economy meant that consumer spending was moderate, resulting in less upward pressure on prices. The European Central Bank (“ECB”) raised interest rates four times in the first half of the reporting period but declined to increase interest rates thereafter, citing progress in lowering inflation.
Asia-Pacific region stocks also advanced, albeit at a slower pace than other regions of the world. Japan returned to moderate growth in the fourth quarter of 2023 following a contraction in the third quarter. Solid exports, rising profits, and a series of corporate reforms bolstered Japanese equities. However, Chinese stocks were negatively impacted by investor concerns about government regulations and rising geopolitical tensions with the U.S. Meanwhile, emerging market stocks gained, helped by the pausing of interest rate increases from the Fed and the ECB. Stocks in India advanced significantly amid strong economic growth and robust corporate earnings, as India’s expanding middle class bolstered consumer spending.
4
2024 iShares Annual Report to Shareholders

Fund Summary as of March 31, 2024
iShares® Global Comm Services ETF
Investment Objective
The iShares Global Comm Services ETF (the “Fund”) seeks to track the investment results of an index composed of global equities in the communication services sector, as represented by the S&P Global 1200 Communication Services 4.5/22.5/45 Capped IndexTM (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.
Performance
	Average Annual Total Returns			Cumulative Total Returns
	1 Year	5 Years	10 Years	1 Year	5 Years	10 Years
Fund NAV	33.04%	10.09%	5.88%	33.04%	61.74%	77.11%
Fund Market	33.08	10.07	5.88	33.08	61.57	77.06
Index	33.12	10.31	5.90	33.12	63.35	77.48
GROWTH OF $10,000 INVESTMENT
(AT NET ASSET VALUE)

Index performance through June 23, 2019 reflects the performance of the S&P Global 1200 Communication Services Sector IndexTM. Index performance beginning on June 24, 2019 reflects the performance of S&P Global 1200 Communication Services 4.5/22.5/45 Capped IndexTM.
Past performance is not an indication of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” for more information.
Expense Example
Actual			Hypothetical 5% Return
Beginning Account Value (10/01/23)	Ending Account Value (03/31/24)	Expenses Paid During the Period(a)	Beginning Account Value (10/01/23)	Ending Account Value (03/31/24)	Expenses Paid During the Period(a)	Annualized Expense Ratio
$1,000.00	$1,242.10	$2.24	$1,000.00	$1,023.00	$2.02	0.40%

(a)
Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period shown). Other fees, such as brokerage commissions and other fees to financial intermediaries, may be paid which are not reflected in the tables and examples above. See “Disclosure of Expenses”
for more information.

Fund Summary
5

Fund Summary as of March 31, 2024  (continued)
iShares® Global Comm Services ETF
Portfolio Management Commentary
Global communication services stocks posted a strong advance for the reporting period amid continued global economic growth. Stocks in the U.S., which represented approximately 71% of the Index on average, gained the most, led by the interactive media and services industry. The environment for online advertising improved significantly during the reporting period, as digital advertising increased its total share of global advertising spending. Aggressive advertising campaigns from Chinese-based businesses supported the digital advertising market, while the upcoming U.S. presidential campaign and summer Olympic games led analysts to forecast continued strength.
Growth in the online advertising market drove large increases in both revenue and income and led a prominent company in the industry to initiate a dividend payment while continuing stock buybacks. Cost cutting efforts and reduced headcount also boosted profitability, as the industry refocused on core social media products. Implementation of AI tools that allow clients to partially automate and optimize advertising campaigns benefited the industry and fueled analysts’ optimism about continued growth. Strong sales of cloud computing products supported earnings, and a proposed deal between a large company in the industry and a smartphone manufacturer to license an AI product generated investor enthusiasm. The entertainment industry also posted a strong advance, as paid subscriptions to streaming services rose and a subscription-sharing product generated revenue amid measures to discourage account password sharing.
Stocks in Japan also contributed to the Index’s performance, particularly the wireless telecommunications services industry. An investment company in the industry gained amid rising equity prices and investments in AI companies.
On the downside, Chinese stocks detracted from the Index’s performance. The interactive media and services industry led the decline, pressured by new restrictions on online game spending proposed by the Chinese government. While the government later dropped the proposal, investors remained concerned about government interference in the industry. Consumer fatigue also dented revenue, as many gamers had previously increased their game purchases when COVID-19 restrictions were lifted and have since reduced their spending.
Portfolio Information
INDUSTRY ALLOCATION
Industry	Percent of Total Investments(a)
Interactive Media & Services	53.4%
Diversified Telecommunication Services	16.9
Entertainment	14.6
Media	8.0
Wireless Telecommunication Services	7.1
GEOGRAPHIC ALLOCATION
Country/Geographic Region	Percent of Total Investments(a)
United States	73.5%
Japan	7.3
China	6.8
Germany	2.1
Canada	1.7
United Kingdom	1.6
France	1.3
Spain	1.1
Australia	1.1
Other (each representing less than 1%)	3.5

(a)	Excludes money market funds.
6
2024 iShares Annual Report to Shareholders

Fund Summary as of March 31, 2024
iShares® Global Consumer Discretionary ETF
Investment Objective
The iShares Global Consumer Discretionary ETF (the “Fund”) seeks to track the investment results of an index composed of global equities in the consumer discretionary sector, as represented by the S&P Global 1200 Consumer Discretionary (Sector) Capped IndexTM (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.
Performance
	Average Annual Total Returns			Cumulative Total Returns
	1 Year	5 Years	10 Years	1 Year	5 Years	10 Years
Fund NAV	16.88%(a)	9.32%	8.79%	16.88%(a)	56.13%	132.25%
Fund Market	16.86	9.30	8.81	16.86	56.02	132.54
Index	17.05	9.47	8.90	17.05	57.24	134.50
GROWTH OF $10,000 INVESTMENT
(AT NET ASSET VALUE)

Index performance through September 22, 2019 reflects the performance of the S&P Global 1200 Consumer Discretionary Sector IndexTM. Index performance beginning on September 23, 2019 reflects the performance of the S&P Global 1200 Consumer Discretionary (Sector) Capped IndexTM.
(a)
The NAV total return presented in the table for the one-year period differs from the same period return disclosed in the financial highlights. The total return in the financial highlights is calculated in the same manner but differs due to certain adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Past performance is not an indication of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” for more information.
Expense Example
Actual			Hypothetical 5% Return
Beginning Account Value (10/01/23)	Ending Account Value (03/31/24)	Expenses Paid During the Period(a)	Beginning Account Value (10/01/23)	Ending Account Value (03/31/24)	Expenses Paid During the Period(a)	Annualized Expense Ratio
$1,000.00	$1,150.80	$2.15	$1,000.00	$1,023.00	$2.02	0.40%

(a)
Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period shown). Other fees, such as brokerage commissions and other fees to financial intermediaries, may be paid which are not reflected in the tables and examples above. See “Disclosure of Expenses”
for more information.

Fund Summary
7

Fund Summary as of March 31, 2024  (continued)
iShares® Global Consumer Discretionary ETF
Portfolio Management Commentary
Global consumer discretionary stocks rose during the reporting period, led by a strong performance in the U.S., with notable strength in both Japan and Italy. U.S. equities contributed the most to the Index’s performance, with nearly half of the contributed return coming from the broadline retail industry. Within this industry, larger online retail companies benefited from an acceleration of demand for e-commerce and cloud-computing services. These services are increasingly used by a growing number of businesses, notably for artificial intelligence, as consumer demand for online services grows. Additionally, some companies in the broadline retail industry benefited from cost-saving efforts, including job cuts and reducing capital expenditures. The specialty retail industry was also a notable contributor to the Index’s return, particularly home improvement retail companies. Spending on home improvement surged during the coronavirus pandemic and remained stronger than expected over the reporting period.
Equities in Japan and Italy also contributed to the Index’s performance, led by the auto and components industry. Automobile sales were stronger than expected in 2023, as an improving global supply chain increased the availability of automobiles. In Japan, a weaker yen helped increase profits, while increased sales of electric vehicles benefited some of the country’s largest manufacturers. In Europe, 2023 automobile sales were significantly improved over the prior year and were particularly strong in Italy, one the region’s leaders in auto sales.
Conversely, Chinese equities detracted the most from the Index’s performance. Despite its strength in the U.S. market, the broadline retail industry declined sharply in China. While China’s broader economy — over half of which is driven by personal consumption — largely underperformed expectations, some of the largest retail companies also faced external pressures. Large e-commerce providers faced headwinds from restrictions on U.S. microchip exports and increased pressure from competitors offering more compelling social media or retail applications.
Portfolio Information
INDUSTRY ALLOCATION
Industry	Percent of Total Investments(a)
Consumer Discretionary Distribution & Retail	33.6%
Automobiles & Components	25.5
Consumer Services	21.8
Consumer Durables & Apparel	19.1
GEOGRAPHIC ALLOCATION
Country/Geographic Region	Percent of Total Investments(a)
United States	57.6%
Japan	13.3
France	6.8
China	5.1
Germany	3.6
United Kingdom	2.5
Italy	2.3
Switzerland	1.5
Spain	1.5
Australia	1.3
Canada	1.2
Other (each representing less than 1%)	3.3

(a)	Excludes money market funds.
8
2024 iShares Annual Report to Shareholders

Fund Summary as of March 31, 2024
iShares® Global Consumer Staples ETF
Investment Objective
The iShares Global Consumer Staples ETF (the “Fund”) seeks to track the investment results of an index composed of global equities in the consumer staples sector, as represented by the S&P Global 1200 Consumer Staples (Sector) Capped IndexTM (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.
Performance
	Average Annual Total Returns			Cumulative Total Returns
	1 Year	5 Years	10 Years	1 Year	5 Years	10 Years
Fund NAV	1.72%	5.91%	6.01%	1.72%	33.24%	79.27%
Fund Market	1.53	5.89	6.02	1.53	33.14	79.49
Index	1.60	5.79	5.93	1.60	32.53	77.96
GROWTH OF $10,000 INVESTMENT
(AT NET ASSET VALUE)

Index performance through June 23, 2019 reflects the performance of the S&P Global 1200 Consumer Staples Sector IndexTM. Index performance beginning on June 24, 2019 reflects the performance of the S&P Global 1200 Consumer Staples (Sector) Capped IndexTM.
Past performance is not an indication of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” for more information.
Expense Example
Actual			Hypothetical 5% Return
Beginning Account Value (10/01/23)	Ending Account Value (03/31/24)	Expenses Paid During the Period(a)	Beginning Account Value (10/01/23)	Ending Account Value (03/31/24)	Expenses Paid During the Period(a)	Annualized Expense Ratio
$1,000.00	$1,090.20	$2.09	$1,000.00	$1,023.00	$2.02	0.40%

(a)
Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period shown). Other fees, such as brokerage commissions and other fees to financial intermediaries, may be paid which are not reflected in the tables and examples above. See “Disclosure of Expenses”
for more information.

Fund Summary
9

Fund Summary as of March 31, 2024  (continued)
iShares® Global Consumer Staples ETF
Portfolio Management Commentary
Global consumer staples stocks rose modestly over the reporting period. While corporate earnings were generally supportive, optimism for lower interest rates and an eventual rebound in economic growth diminished demand in less economically sensitive sectors, including consumer staples. U.S. stocks contributed the most to the Index’s return, led by the consumer staples distribution and retail industry. For much of 2023, U.S. food price inflation was significantly higher than the general inflation rate. As food is a staple product by necessity, higher food prices increasingly drove consumers to larger, big-box retail stores, which generally offer lower prices. This was particularly evident in the substantial growth in store memberships, indicating consumers were more willing to make an investment to reduce costs over the longer term. Large companies that require an upfront membership fee also benefited from the ability to better control merchandise theft-based losses than other large retailers, further supporting the industry.
Outside of the U.S., stocks in Mexico and Canada were notable contributors to the Index’s return. In Mexico, the beverages industry contributed, supported by strong consumer demand, ambitious store expansion from industry-leading companies, and consumer enthusiasm for loyalty programs. In Canada, as in the U.S., the distribution and retail industry advanced, as loyalty and reward programs proved helpful in attracting customers seeking lower prices for staple goods.
Conversely, stocks in Switzerland detracted from the Index’s return. The packaged food and meats industry was the largest detractor, largely due to higher inflation reducing demand for food and beverage products. While inflation allowed some providers to make up for lower sales volumes by raising prices, inflation’s more recent decline weighed on that advantage. Additionally, the emergence of a new generation of weight-loss drugs, which suppress users’ appetites, raised concerns that many providers of packaged foods, particularly confectionary products, could see reduced demand for less-healthy products.
Portfolio Information
INDUSTRY ALLOCATION
Industry	Percent of Total Investments(a)
Packaged Foods & Meats	17.6%
Consumer Staples Merchandise Retail	17.3
Household Products	15.7
Soft Drinks & Non-alcoholic Beverages	12.1
Personal Care Products	9.9
Tobacco	8.8
Food Retail	7.3
Distillers & Vintners	4.5
Brewers	4.0
Agricultural Products & Services	1.3
Food Distributors	1.1
Other (each representing less than 1%)	0.4
GEOGRAPHIC ALLOCATION
Country/Geographic Region	Percent of Total Investments(a)
United States	61.3%
United Kingdom	10.9
Switzerland	6.3
Japan	5.4
France	5.0
Canada	2.2
Netherlands	1.6
Mexico	1.5
Belgium	1.4
Australia	1.4
Other (each representing less than 1%)	3.0

(a)	Excludes money market funds.
10
2024 iShares Annual Report to Shareholders

Fund Summary as of March 31, 2024
iShares® Global Energy ETF
Investment Objective
The iShares Global Energy ETF (the “Fund”) seeks to track the investment results of an index composed of global equities in the energy sector, as represented by the S&P Global 1200 Energy 4.5/22.5/45 Capped Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.
.
Performance
	Average Annual Total Returns			Cumulative Total Returns
	1 Year	5 Years	10 Years	1 Year	5 Years	10 Years
Fund NAV	17.88%	10.08%	3.79%	17.88%	61.64%	45.08%
Fund Market	17.82	10.11	3.80	17.82	61.84	45.26
Index(a)	17.38	9.49	3.43	17.38	57.37	40.05
S&P Global 1200 Energy Sector Index™	17.42	9.50	3.43	17.42	57.41	40.09
S&P Global 1200 Energy 4.5/22.5/45 Capped Index(b)	N/A	N/A	N/A	N/A	N/A	N/A
GROWTH OF $10,000 INVESTMENT
(AT NET ASSET VALUE)

(a)
Index performance through April 19, 2023 reflects the S&P Global 1200 Energy Sector Index™ performance of the Index. Index performance beginning on April 20, 2023 reflects the performance of the S&P Global 1200 Energy 4.5/22.5/45 Capped Index., which effective as of April 20, 2023, replaced the S&P Global 1200 Energy Sector Index™ as the underlying index of the fund.

(b)	The inception date of the S&P Global 1200 Energy 4.5/22.5/45 Capped Index was April 20, 2023. The cumulative total return for this index for the period April 20, 2023 through March 31, 2024 was 9.44%.
Past performance is not an indication of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” for more information.
Expense Example
Actual			Hypothetical 5% Return
Beginning Account Value (10/01/23)	Ending Account Value (03/31/24)	Expenses Paid During the Period(a)	Beginning Account Value (10/01/23)	Ending Account Value (03/31/24)	Expenses Paid During the Period(a)	Annualized Expense Ratio
$1,000.00	$1,057.70	$2.06	$1,000.00	$1,023.00	$2.02	0.40%

(a)
Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period shown). Other fees, such as brokerage commissions and other fees to financial intermediaries, may be paid which are not reflected in the tables and examples above. See “Disclosure of Expenses”
for more information.

11

Fund Summary as of March 31, 2024  (continued)
iShares® Global Energy ETF
Portfolio Management Commentary
Global energy stocks rose significantly during the reporting period, driven by strong performance in the U.S. and Canada. Oil prices rose amid production cuts by OPEC+, rising tensions in the Middle East, and expectations for increased energy demand amid signals that major developed economies would avoid recession.
U.S. equities contributed the most to the Index’s return, led by the oil and gas exploration and production industry. Rising oil prices encouraged more investment in generating new production through increased exploration, as increased production led to increased profits. Rapid, long-term urbanization and manufacturing growth in India and China, as well as the modest pace of renewable adoption in the developed world, suggested that capacity increases for both (nonrenewable) fossil fuels and renewable substitutes could be necessary to satisfy the global appetite for energy. Additionally, merger and acquisition (“M&A”) activity was relatively high within the industry over the reporting period. Some large companies’ stock price rose in anticipation of being acquired by even larger companies, which in turn were expected to benefit from increased economies of scale. One large shale producer acquired a large but privately held oil and gas company, vaulting the buyers into the top tier of publicly traded oil and gas producers.
The U.S. oil and gas refining and marketing and transportation industry also contributed to the Index’s return. Oil refining companies benefited from strong demand for already limited supplies of both gasoline and jet fuel. Intervention by an activist investor encouraged demand for a large oil refiner’s stock and buoyed optimism that the existing management team would deliver on its plan to reduce costs and boost profitability.
Equities in Canada also contributed, led by the oil and gas exploration and production industry. Much as in the U.S., Canadian oil and gas producers benefited from rising demand supporting increased production. One large provider set a production record amid increased demand from the U.S., boosting profits, reducing debt, and increasing its dividend payments.
Portfolio Information
INDUSTRY ALLOCATION
Industry	Percent of Total Investments(a)
Integrated Oil & Gas	53.2%
Oil & Gas Exploration & Production	22.2
Oil & Gas Storage & Transportation	10.2
Oil & Gas Refining & Marketing	8.3
Oil & Gas Equipment & Services	5.5
Other (each representing less than 1%)	0.6
GEOGRAPHIC ALLOCATION
Country/Geographic Region	Percent of Total Investments(a)
United States	60.9%
Canada	11.9
United Kingdom	11.2
France	5.4
Brazil	2.2
Australia	2.1
Italy	1.7
Norway	1.2
Japan	1.0
Other (each representing less than 1%)	2.4

(a)	Excludes money market funds.
12
2024 iShares Annual Report to Shareholders

Fund Summary as of March 31, 2024
iShares® Global Financials ETF
Investment Objective
The iShares Global Financials ETF (the “Fund”) seeks to track the investment results of an index composed of global equities in the financials sector, as represented by the S&P Global 1200 Financials Sector IndexTM (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.
Performance
	Average Annual Total Returns			Cumulative Total Returns
	1 Year	5 Years	10 Years	1 Year	5 Years	10 Years
Fund NAV	28.85%	10.02%	7.13%	28.85%	61.20%	99.15%
Fund Market	29.14	10.05	7.13	29.14	61.40	99.14
Index	28.91	10.02	7.16	28.91	61.21	99.63
GROWTH OF $10,000 INVESTMENT
(AT NET ASSET VALUE)

Past performance is not an indication of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” for more information.
Expense Example
Actual			Hypothetical 5% Return
Beginning Account Value (10/01/23)	Ending Account Value (03/31/24)	Expenses Paid During the Period(a)	Beginning Account Value (10/01/23)	Ending Account Value (03/31/24)	Expenses Paid During the Period(a)	Annualized Expense Ratio
$1,000.00	$1,243.40	$2.24	$1,000.00	$1,023.00	$2.02	0.40%

(a)
Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period shown). Other fees, such as brokerage commissions and other fees to financial intermediaries, may be paid which are not reflected in the tables and examples above. See “Disclosure of Expenses”
for more information.

Fund Summary
13

Fund Summary as of March 31, 2024  (continued)
iShares® Global Financials ETF
Portfolio Management Commentary
Global financials stocks posted a strong advance for the reporting period amid solid global economic growth. The U.S., which represented approximately 56% of the Index on average, contributed the most to the Index’s performance. The financial services industry was the top source of strength, as a large multi-sector holding company with investments in a broad array of companies was buoyed by rising equity prices. The industry benefited from strength among insurance companies, where rising premiums and higher investment income bolstered profitability. Additionally, growth in consumer spending and cross-border transactions bolstered earnings at companies that manage consumer payments.
The capital markets industry further contributed to the Index’s return, driven in part by the performance of investment banks. Despite a cool market for mergers and acquisition activity in 2023, strong revenue from asset and wealth management supported earnings growth in the industry. Many investment banks grew their private wealth management business to increase profitability and diversify revenue streams while triggering lower capital requirements.
The banking industry also advanced as robust net interest income (the difference between the interest received from a bank’s assets and the interest paid on deposits) supported earnings. While higher interest rates typically bolster banking profitability, banks also experienced a reduction in the value of their existing bond investments and were forced to raise deposit rates to retain customers. Consequently, the Fed’s shift in monetary policy benefited banks and raised investor hopes for an increase in loan activity and dealmaking should borrowing costs continue to subside.
Japanese banks also gained, helped by shifting policy from the Bank of Japan (“BOJ”). The BOJ altered its yield curve control policy (which it used to keep bond prices within a designated range), allowing bond yields to rise. It also changed its longstanding negative interest rate policy by raising interest rates in March 2024. The higher interest rates benefited Japanese banks by increasing their yields on deposits. Canadian banks also advanced, as dividends rose despite an increase in loan loss provisions that weighed on earnings.
Portfolio Information
INDUSTRY ALLOCATION
Industry	Percent of Total Investments(a)
Banks	39.5%
Financial Services	20.5
Insurance	19.9
Capital Markets	17.8
Consumer Finance	2.3
GEOGRAPHIC ALLOCATION
Country/Geographic Region	Percent of Total Investments(a)
United States	57.5%
Canada	6.5
Japan	5.1
United Kingdom	4.4
Australia	4.2
Germany	2.8
Switzerland	2.8
France	2.0
Italy	1.8
Spain	1.7
China	1.7
Sweden	1.6
Netherlands	1.6
Singapore	1.2
Brazil	1.2
Hong Kong	1.1
Other (each representing less than 1%)	2.8

(a)	Excludes money market funds.
14
2024 iShares Annual Report to Shareholders

Fund Summary as of March 31, 2024
iShares® Global Healthcare ETF
Investment Objective
The iShares Global Healthcare ETF (the “Fund”) seeks to track the investment results of an index composed of global equities in the healthcare sector, as represented by the S&P Global 1200 Health Care Sector IndexTM (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.
Performance
	Average Annual Total Returns			Cumulative Total Returns
	1 Year	5 Years	10 Years	1 Year	5 Years	10 Years
Fund NAV	13.22%	10.25%	9.18%	13.22%	62.86%	140.64%
Fund Market	13.35	10.27	9.17	13.35	63.02	140.53
Index	13.24	10.24	9.22	13.24	62.79	141.67
GROWTH OF $10,000 INVESTMENT
(AT NET ASSET VALUE)

Past performance is not an indication of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” for more information.
Expense Example
Actual			Hypothetical 5% Return
Beginning Account Value (10/01/23)	Ending Account Value (03/31/24)	Expenses Paid During the Period(a)	Beginning Account Value (10/01/23)	Ending Account Value (03/31/24)	Expenses Paid During the Period(a)	Annualized Expense Ratio
$1,000.00	$1,137.70	$2.14	$1,000.00	$1,023.00	$2.02	0.40%

(a)
Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period shown). Other fees, such as brokerage commissions and other fees to financial intermediaries, may be paid which are not reflected in the tables and examples above. See “Disclosure of Expenses”
for more information.

Fund Summary
15

Fund Summary as of March 31, 2024  (continued)
iShares® Global Healthcare ETF
Portfolio Management Commentary
Global healthcare stocks advanced substantially during the reporting period, buoyed by the broader market advance. Optimism surrounding higher-than-expected economic growth dampened investor interest in sectors traditionally considered less economically sensitive, leading to a muted rally for healthcare stocks. On the upside, the rising popularity of weight-loss drugs — notably, those known as glucagon-like peptide-1 (“GLP-1”) agonists, which can control blood sugar and suppress appetite — drove gains for the healthcare sector.
U.S. healthcare stocks contributed the most to the Index’s performance, led by the pharmaceuticals industry. The rapidly expanding demand for weight-loss treatments, including GLP-1 medications originally developed for diabetes and later approved to combat obesity, propelled significant sales growth and improved outlooks for U.S. pharmaceuticals companies. Additionally, strong sales of established and newer drugs for various cancers and chronic conditions boosted profitability for U.S. pharmaceuticals manufacturers. An expansion into the medical technology market further supported gains for a major pharmaceutical firm, as demand for medical device usage rose along with the volume of surgical procedures, and a strong pace of product launches introduced new avenues for growth.
U.S. healthcare equipment and services companies also contributed to the Index’s return. The industry benefited from a rise in procedures, as patients sought surgeries delayed during the COVID-19 pandemic. A healthcare equipment company that makes robotic surgery tools earned higher revenue as an easing of restrictions in China led to more procedures. Among healthcare distributors, demand for weight-loss medications boosted profits for companies that deliver drugs to pharmacies. Healthcare services companies also posted gains, benefiting from growth in pharmacy and medical plan customers.
Danish and Swiss pharmaceuticals companies also buoyed the Index’s return. The soaring demand for weight-loss and diabetes medications drove record profits for a Danish pharmaceutical company. The release of a study highlighting potential cardiovascular benefits of the company’s GLP-1 drugs raised the possibility of an expanded market for the products, further supporting investor sentiment.
Portfolio Information
INDUSTRY ALLOCATION
Industry	Percent of Total Investments(a)
Pharmaceuticals	42.1%
Health Care Equipment & Supplies	19.2
Health Care Providers & Services	15.9
Biotechnology	13.4
Life Sciences Tools & Services	9.3
Health Care Technology	0.1
GEOGRAPHIC ALLOCATION
Country/Geographic Region	Percent of Total Investments(a)
United States	72.2%
Switzerland	6.9
Denmark	5.9
Japan	4.1
United Kingdom	4.1
France	2.5
Australia	1.6
Germany	1.3
Other (each representing less than 1%)	1.4

(a)	Excludes money market funds.
16
2024 iShares Annual Report to Shareholders

Fund Summary as of March 31, 2024
iShares® Global Industrials ETF
Investment Objective
The iShares Global Industrials ETF (the “Fund”) seeks to track the investment results of an index composed of global equities in the industrials sector, as represented by the S&P Global 1200 Industrials Sector IndexTM (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.
Performance
	Average Annual Total Returns			Cumulative Total Returns
	1 Year	5 Years	10 Years	1 Year	5 Years	10 Years
Fund NAV	24.45%	11.25%	8.83%	24.45%	70.42%	133.17%
Fund Market	24.80	11.31	8.86	24.80	70.87	133.74
Index	24.61	11.31	8.84	24.61	70.87	133.31
GROWTH OF $10,000 INVESTMENT
(AT NET ASSET VALUE)

Past performance is not an indication of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” for more information.
Expense Example
Actual			Hypothetical 5% Return
Beginning Account Value (10/01/23)	Ending Account Value (03/31/24)	Expenses Paid During the Period(a)	Beginning Account Value (10/01/23)	Ending Account Value (03/31/24)	Expenses Paid During the Period(a)	Annualized Expense Ratio
$1,000.00	$1,243.80	$2.24	$1,000.00	$1,023.00	$2.02	0.40%

(a)
Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period shown). Other fees, such as brokerage commissions and other fees to financial intermediaries, may be paid which are not reflected in the tables and examples above. See “Disclosure of Expenses”
for more information.

Fund Summary
17

Fund Summary as of March 31, 2024  (continued)
iShares® Global Industrials ETF
Portfolio Management Commentary
Global industrials stocks rose significantly during the reporting period as most large economies exhibited ongoing growth despite rising interest rates. Supply chain constraints eased, which reduced inflation and helped boost sector-wide earnings growth. Manufacturing contracted in developed economies but rebounded as the period ended.
Stocks in the U.S. industrials sector, composing about 55% of the Index on average during the reporting period, contributed the most to the Index’s return. Wholesale price inflation on producer goods moderated by about a third during the period, easing cost pressures on industrial manufacturers, while factory orders grew.
Stocks in the construction machinery industry benefited from falling inventories at dealers, a sign of potentially rising demand. Higher prices helped boost profit margins, and increased spending on computer data centers raised demand for heavy machinery to build them. Spending from the $1 trillion 2021 Infrastructure Investment and Jobs Act further aided demand for construction equipment. Stocks within the industrial machinery, supplies, and components industry also contributed. Sales and profits increased for a wide array of firms in the industry, including manufacturers of precision engineering parts, air compressors, power tools, and elevators. Industrial conglomerates benefited from spinning off businesses and narrowing their focus, led by the decision of a leading aerospace parts producer to spin off its renewable energy and healthcare technologies divisions. Commercial aerospace revenue increased considerably amid strong demand for jet engines and reduced supply chain problems. Stocks in the electrical equipment and power management industry rose as AI increased demand for data centers relying on heavy power use, while electric vehicles further boosted electricity needs. In addition, order backlogs increased to record-high levels.
Japan’s industrials sector also contributed to the Index’s performance. Exports increased, helped by a weaker Japanese yen, even as Japan’s central bank raised interest rates for the first time in 17 years, benefiting stocks in trading companies and distributors. Many of those firms, which have broad product portfolios, also experienced increased foreign investment.
Portfolio Information
INDUSTRY ALLOCATION
Industry	Percent of Total Investments(a)
Capital Goods	68.1%
Transportation	17.8
Commercial & Professional Services	14.1
GEOGRAPHIC ALLOCATION
Country/Geographic Region	Percent of Total Investments(a)
United States	55.8%
Japan	13.6
France	7.3
United Kingdom	4.9
Germany	4.0
Canada	3.6
Sweden	3.2
Switzerland	2.3
Netherlands	1.1
Denmark	1.0
Other (each representing less than 1%)	3.2

(a)	Excludes money market funds.
18
2024 iShares Annual Report to Shareholders

Fund Summary as of March 31, 2024
iShares® Global Materials ETF
Investment Objective
The iShares Global Materials ETF (the “Fund”) seeks to track the investment results of an index composed of global equities in the materials sector, as represented by the S&P Global 1200 Materials Sector IndexTM (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.
Performance
	Average Annual Total Returns			Cumulative Total Returns
	1 Year	5 Years	10 Years	1 Year	5 Years	10 Years
Fund NAV	10.40%	10.40%	6.55%	10.40%	64.00%	88.67%
Fund Market	10.22	10.40	6.55	10.22	64.03	88.60
Index	10.45	10.48	6.65	10.45	64.58	90.41
GROWTH OF $10,000 INVESTMENT
(AT NET ASSET VALUE)

Past performance is not an indication of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” for more information.
Expense Example
Actual			Hypothetical 5% Return
Beginning Account Value (10/01/23)	Ending Account Value (03/31/24)	Expenses Paid During the Period(a)	Beginning Account Value (10/01/23)	Ending Account Value (03/31/24)	Expenses Paid During the Period(a)	Annualized Expense Ratio
$1,000.00	$1,158.40	$2.21	$1,000.00	$1,023.00	$2.07	0.41%

(a)
Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period shown). Other fees, such as brokerage commissions and other fees to financial intermediaries, may be paid which are not reflected in the tables and examples above. See “Disclosure of Expenses”
for more information.

Fund Summary
19

Fund Summary as of March 31, 2024  (continued)
iShares® Global Materials ETF
Portfolio Management Commentary
Global materials stocks advanced during the reporting period. Materials stocks, historically correlated with economic conditions, reflected global economies that advanced despite rising interest rates. Improvement in global supply chains eased bottlenecks in shipments of chemicals, aiding a modest production increase, and other materials. Meanwhile, the Israel/Hamas war and prospects for Fed interest cuts boosted the prices of precious metals such as gold. In addition, the ongoing global transition to green energy boosted demand for rare earth minerals and metals needed to facilitate it.
The U.S. materials sector contributed the most to the Index’s return. Within the chemicals industry, stocks in specialty chemicals companies increased. Paint and coatings suppliers enjoyed solid demand from retail and commercial buyers. Orders also increased from electrical, aerospace, healthcare, and construction businesses for environmental-friendly epoxy resins and adhesives. Demand for these products, combined with increased product prices, led to higher sales and profit margins. Rising product prices and projections for stable demand and declining costs also boosted profits for makers of industrial cleaning and sanitation products. In addition, the industrial gases industry advanced, as demand for gases such as oxygen, nitrogen, and hydrogen remained resilient. Providers increased profits by passing through higher production costs and employing long-term supply contracts with minimum customer purchase requirements. Demand for gas and related products, especially for hydrogen, led to order backlogs, as global clean energy investment rose to $1.8 trillion in 2023.
Stocks in the construction materials industry also contributed to the Index’s return. Manufacturers of building materials, including concrete and aggregates used in infrastructure projects, benefited from federal government programs designed to boost infrastructure spending. Their stocks also benefited from expectations for more stable mortgage rates and housing market conditions.
A leading supplier of building materials based in Ireland also contributed to the Index’s return. The surge in infrastructure spending in North America and Europe and price increases drove profits during the reporting period.
Portfolio Information
INDUSTRY ALLOCATION
Industry	Percent of Total Investments(a)
Chemicals	48.7%
Metals & Mining	35.5
Construction Materials	9.0
Containers & Packaging	5.0
Paper & Forest Products	1.8
GEOGRAPHIC ALLOCATION
Country/Geographic Region	Percent of Total Investments(a)
United States	40.7%
Australia	10.2
United Kingdom	7.8
Japan	7.0
Canada	6.8
Switzerland	6.3
France	5.0
Germany	3.6
Ireland	2.9
Brazil	1.9
South Korea	1.6
Mexico	1.3
Finland	1.0
Other (each representing less than 1%)	3.9

(a)	Excludes money market funds.
20
2024 iShares Annual Report to Shareholders

Fund Summary as of March 31, 2024
iShares® Global Tech ETF
Investment Objective
The iShares Global Tech ETF (the “Fund”) seeks to track the investment results of an index composed of global equities in the technology sector, as represented by the S&P Global 1200 Information Technology 4.5/22.5/45 Capped Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.
Performance
	Average Annual Total Returns			Cumulative Total Returns
	1 Year	5 Years	10 Years	1 Year	5 Years	10 Years
Fund NAV	38.56%(a)	22.28%	19.26%	38.56%(a)	173.42%	482.10%
Fund Market	38.44	22.25	19.26	38.44	173.04	482.12
Index(b)	38.89	22.46	19.42	38.89	175.40	489.74
S&P Global 1200 Information Technology Sector Index™	43.55	23.27	19.81	43.55	184.63	509.51
S&P Global 1200 Information Technology 4.5/22.5/45 Capped Index(c)	N/A	N/A	N/A	N/A	N/A	N/A
GROWTH OF $10,000 INVESTMENT
(AT NET ASSET VALUE)

(a)
The NAV total return presented in the table for the one-year period differs from the same period return disclosed in the financial highlights. The total return in the financial highlights is calculated in the same manner but differs due to certain adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

(b)
Index performance through April 19, 2023 reflects the S&PGlobal 1200 Information Technology Sector Index™performance of the Index. Index performance beginning on April 20,
2023 reflects the performance of the S&P Global 1200 Information Technology 4.5/22.5/45 Capped Index, which effective as of April 20, 2023, replaced the S&P Global 1200
Information Technology Sector Index™ as the underlying index of the fund.

(c)
The inception date of the S&P Global 1200 Information Technology 4.5/22.5/45 Capped Index was April 20, 2023. The cumulative total return for this index for the period April 20,
2023 through March 31, 2024 was 10.02%.

Certain sectors and markets performed exceptionally well based on market conditions during the one-year period. Achieving such exceptional returns involves the risk of volatility and investors should not expect that such exceptional returns will be repeated.
Past performance is not an indication of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” for more information.
Expense Example
Actual			Hypothetical 5% Return
Beginning Account Value (10/01/23)	Ending Account Value (03/31/24)	Expenses Paid During the Period(a)	Beginning Account Value (10/01/23)	Ending Account Value (03/31/24)	Expenses Paid During the Period(a)	Annualized Expense Ratio
$1,000.00	$1,298.10	$2.30	$1,000.00	$1,023.00	$2.02	0.40%

(a)
Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period shown). Other fees, such as brokerage commissions and other fees to financial intermediaries, may be paid which are not reflected in the tables and examples above. See “Disclosure of Expenses”
for more information.

Fund Summary
21

Fund Summary as of March 31, 2024  (continued)
iShares® Global Tech ETF
Portfolio Management Commentary
Global technology stocks advanced significantly for the reporting period, helped by continued global economic growth and notable innovations in artificial intelligence (“AI”) technology. Rapid advances in generative AI, which allows users to generate outputs using simple natural language queries, drove a surge in investor enthusiasm for products and technologies associated with AI. Stocks in the U.S., which represented approximately 81% of the Index on average, contributed the most to the Index’s performance. The U.S. semiconductors industry was the leading source of strength, as companies purchased specialized chips used to provide computing capacity for AI applications, which require significant processing power. Corporations seeking to use AI technologies invested significantly in this hardware, in some cases setting up separate budgetary allocations to expedite the increased investment. Consequently, industry revenues and earnings grew rapidly, driving strong equity performance. Additionally, the semiconductors industry continued to invest in building the next generation of processors for AI applications, further supporting stock prices.
The U.S. software industry also advanced, driven by strength among systems software companies. Enthusiasm for generative AI products benefited a large company in the industry with a significant investment in a prominent consumer-facing AI platform, a chatbot that grew its user base more rapidly than any other consumer application in history. Integration of AI into already existing productivity software also propelled gains, as many customers adopted new AI features that automated certain writing and coding tasks, in addition to summarization and advanced search functions. Cloud services revenue also accelerated, due in part to new AI features, beating analysts’ expectations and driving further earnings growth.
Technology companies in Taiwan also contributed to the Index’s return, helped by accelerating economic growth and rising exports. The semiconductors industry gained the most, buoyed by rising investor excitement surrounding AI applications. A large Taiwanese semiconductor manufacturer benefited from significant subsidies to build manufacturing facilities in the U.S. Japanese stocks also advanced due to increasing AI adoption, as growth in demand for semiconductor manufacturing equipment drove notable gains.
Portfolio Information
INDUSTRY ALLOCATION
Industry	Percent of Total Investments(a)
Semiconductors & Semiconductor Equipment	35.8%
Software	32.7
Technology Hardware, Storage & Peripherals	20.0
IT Services	5.0
Electronic Equipment, Instruments & Components	3.9
Communications Equipment	2.6
GEOGRAPHIC ALLOCATION
Country/Geographic Region	Percent of Total Investments(a)
United States	80.6%
Taiwan	5.2
Japan	3.8
South Korea	3.0
Netherlands	2.9
Germany	1.6
Canada	1.2
Other (each representing less than 1%)	1.7

(a)	Excludes money market funds.
22
2024 iShares Annual Report to Shareholders

Fund Summary as of March 31, 2024
iShares® Global Utilities ETF
Investment Objective
The iShares Global Utilities ETF (the “Fund”) seeks to track the investment results of an index composed of global equities in the utilities sector, as represented by the S&P Global 1200 Utilities (Sector) Capped Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.
Performance
	Average Annual Total Returns			Cumulative Total Returns
	1 Year	5 Years	10 Years	1 Year	5 Years	10 Years
Fund NAV	1.15%	5.05%	5.67%	1.15%	27.93%	73.58%
Fund Market	1.24	5.06	5.64	1.24	27.99	73.15
Index	0.35	4.56	5.28	0.35	25.00	67.27
GROWTH OF $10,000 INVESTMENT
(AT NET ASSET VALUE)

Past performance is not an indication of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” for more information.
Expense Example
Actual			Hypothetical 5% Return
Beginning Account Value (10/01/23)	Ending Account Value (03/31/24)	Expenses Paid During the Period(a)	Beginning Account Value (10/01/23)	Ending Account Value (03/31/24)	Expenses Paid During the Period(a)	Annualized Expense Ratio
$1,000.00	$1,113.70	$2.17	$1,000.00	$1,023.00	$2.07	0.41%

(a)
Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period shown). Other fees, such as brokerage commissions and other fees to financial intermediaries, may be paid which are not reflected in the tables and examples above. See “Disclosure of Expenses”
for more information.

Fund Summary
23

Fund Summary as of March 31, 2024  (continued)
iShares® Global Utilities ETF
Portfolio Management Commentary
Global utilities stocks increased marginally for the reporting period. Amid an uncertain economic outlook, the sector benefited from investors seeking relatively stable returns and dividend growth. That environment helped utilities stocks overcome headwinds from the highest interest rates since 2007, shortly before the global financial crisis. Utilities stocks generally underperform the broader stock market in high interest-rate environments – and did so for the reporting period – as capital-intensive utilities rely on borrowing to fund operations and investment. In addition, higher yields on bonds and cash provided additional competition from those asset classes for dividend-oriented utilities stocks.
Japan’s utilities stocks contributed the most to the Index’s return, despite only representing about 2.5% of the Index on average for the reporting period. In contrast with most global economies, Japan maintained low interest rates below 1% for the reporting period. Conversely, leading Japanese electric and gas utilities stocks offered dividend yields of 2-4%, and the stocks’ valuations rose. Meanwhile, after government approval, Japan’s electric utilities raised electricity prices substantially, further boosting their stock prices. In addition, resilient economic growth and reduced electricity generation costs amid falling coal and natural gas prices increased profits.
Utilities stocks in Italy also contributed to the Index’s performance. Power generators in Italy, which rely heavily on natural gas as fuel, benefited from charging substantially higher prices than those in rival European economies. That capability and rising renewable energy production enhanced profitability, as did considerably lower natural gas prices in the last half of the reporting period.
Utilities stocks in France also rose after leading utilities secured financing for large renewable energy projects and added renewable production capacity with long-term purchase agreements. Higher European power prices also increased profits, aided by the government’s decision to raise regulated electricity prices by 10%.
U.S. utilities stocks, on the other hand, detracted from performance. U.S. investors favored a handful of growth-oriented technology and communications companies’ stocks, particularly as the resilient U.S. economy raised the potential for interest rates to remain higher for longer, making utilities stocks relatively less attractive.
Portfolio Information
INDUSTRY ALLOCATION
Industry	Percent of Total Investments(a)
Electric Utilities	62.4%
Multi-Utilities	28.4
Gas Utilities	4.1
Water Utilities	2.8
Independent Power and Renewable Electricity Producers	2.3
GEOGRAPHIC ALLOCATION
Country/Geographic Region	Percent of Total Investments(a)
United States	64.9%
United Kingdom	6.7
Spain	5.9
Italy	4.8
Canada	3.8
Germany	3.6
France	3.3
Japan	2.7
Australia	1.2
Other (each representing less than 1%)	3.1

(a)	Excludes money market funds.
24
2024 iShares Annual Report to Shareholders

About Fund Performance
Past performance is not an indication of future results. Financial markets have experienced extreme volatility and trading in many instruments has been disrupted. These circumstances may continue for an extended period of time and may continue to affect adversely the value and liquidity of each Fund’s investments. As a result, current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end is available at iShares.com. Performance results assume reinvestment of all dividends and capital gain distributions and do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. The investment return and principal value of shares will vary with changes in market conditions. Shares may be worth more or less than their original cost when they are redeemed or sold in the market. Performance for certain funds may reflect a waiver of a portion of investment advisory fees. Without such a waiver, performance would have been lower.
Net asset value or “NAV” is the value of one share of a fund as calculated in accordance with the standard formula for valuing mutual fund shares.  Beginning August 10, 2020, the price used to calculate market return (“Market Price”) is the closing price. Prior to August 10, 2020, Market Price was determined using the midpoint between the highest bid and the lowest ask on the primary stock exchange on which shares of a fund are listed for trading, as of the time that such fund’s NAV is calculated. Market and NAV returns assume that dividends and capital gain distributions have been reinvested at Market Price and NAV, respectively.
An index is a statistical composite that tracks a specified financial market or sector. Unlike a fund, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by a fund. These expenses negatively impact fund performance. Also, index returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, index returns would be lower.
Disclosure of Expenses
Shareholders of each Fund may incur the following charges: (1) transactional expenses, including brokerage commissions on purchases and sales of fund shares and (2) ongoing expenses, including management fees and other fund expenses. The expense examples shown (which are based on a hypothetical investment of $1,000 invested at the beginning of the period and held through the end of the period) are intended to assist shareholders both in calculating expenses based on an investment in each Fund and in comparing these expenses with similar costs of investing in other funds.
The expense examples provide information about actual account values and actual expenses. Annualized expense ratios reflect contractual and voluntary fee waivers, if any. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number under the heading entitled “Expenses Paid During the Period.”
The expense examples also provide information about hypothetical account values and hypothetical expenses based on a fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in the Funds and other funds, compare the 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
The expenses shown in the expense examples are intended to highlight shareholders’ ongoing costs only and do not reflect any transactional expenses, such as brokerage commissions and other fees paid on purchases and sales of fund shares. Therefore, the hypothetical examples are useful in comparing ongoing expenses only and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.
About Fund Performance/Disclosure of Expenses
25

Schedule of Investments
March 31, 2024
iShares® Global Comm Services ETF
(Percentages shown are based on Net Assets)

Security	Shares	Value
Common Stocks
Australia — 1.1%
CAR Group Ltd.	25,590	$601,515
SEEK Ltd.	23,642	385,521
Telstra Group Ltd.	777,612	1,956,024
		2,943,060
Brazil — 0.1%
Telefonica Brasil SA, ADR NVS	23,142	233,040
Canada — 1.7%
BCE Inc.	61,396	2,086,344
Rogers Communications Inc., Class B, NVS	25,089	1,027,972
TELUS Corp.	98,782	1,580,308
		4,694,624
China — 6.8%
Baidu Inc.(a)	152,700	2,010,236
Kuaishou Technology(a)(b)	169,600	1,067,564
NetEase Inc.	117,200	2,428,575
Tencent Holdings Ltd.	335,700	13,075,492
		18,581,867
Finland — 0.2%
Elisa OYJ	10,217	455,508
France — 1.3%
Orange SA	123,525	1,452,656
Publicis Groupe SA	15,687	1,710,204
Vivendi SE	40,974	446,528
		3,609,388
Germany — 2.1%
Deutsche Telekom AG, Registered	234,912	5,702,368
Italy — 0.1%
Telecom Italia SpA/Milano(a)(c)	708,032	171,945
Japan — 7.2%
Dentsu Group Inc.	15,500	430,384
KDDI Corp.	100,700	2,977,369
LY Corp.	179,900	455,679
Nexon Co. Ltd.	30,700	510,280
Nintendo Co. Ltd.	78,700	4,294,235
Nippon Telegraph & Telephone Corp.	3,839,200	4,572,880
SoftBank Corp.	190,400	2,451,389
SoftBank Group Corp.	70,200	4,168,852
		19,861,068
Mexico — 0.5%
America Movil SAB de CV	1,383,752	1,291,939
Netherlands — 0.9%
Koninklijke KPN NV	221,172	827,272
Universal Music Group NV	51,491	1,547,322
		2,374,594
Norway — 0.2%
Telenor ASA	42,809	476,138
South Korea — 0.5%
NAVER Corp.	10,087	1,401,363
Spain — 1.1%
Cellnex Telecom SA(b)	39,463	1,395,992
Telefonica SA	375,066	1,656,384
		3,052,376
Sweden — 0.2%
Tele2 AB, Class B	36,856	302,641
Security	Shares	Value
Sweden (continued)
Telia Co. AB	158,610	$406,510
		709,151
Switzerland — 0.4%
Swisscom AG, Registered	1,708	1,045,390
Taiwan — 0.4%
Chunghwa Telecom Co. Ltd.	256,120	1,006,073
United Kingdom — 1.6%
Auto Trader Group PLC(b)	61,134	539,869
BT Group PLC	386,257	534,564
Informa PLC	92,174	967,090
Rightmove PLC	54,529	377,955
Vodafone Group PLC	1,532,201	1,358,946
WPP PLC	71,504	677,652
		4,456,076
United States — 73.3%
Alphabet Inc., Class A(a)	242,932	36,665,727
Alphabet Inc., Class C, NVS(a)	203,389	30,968,009
AT&T Inc.	481,194	8,469,014
Charter Communications Inc., Class A(a)	6,672	1,939,083
Comcast Corp., Class A	266,670	11,560,144
Electronic Arts Inc.	16,373	2,172,206
Fox Corp., Class A, NVS	16,095	503,291
Fox Corp., Class B	8,715	249,423
Interpublic Group of Companies Inc. (The)	25,855	843,649
Live Nation Entertainment Inc.(a)(c)	9,549	1,009,998
Match Group Inc.(a)(c)	18,113	657,140
Meta Platforms Inc., Class A	118,693	57,634,948
Netflix Inc.(a)	19,697	11,962,579
News Corp., Class A, NVS	25,363	664,003
News Corp., Class B	7,666	207,442
Omnicom Group Inc.	13,325	1,289,327
Paramount Global, Class B, NVS	32,118	378,029
Take-Two Interactive Software Inc.(a)(c)	10,671	1,584,537
T-Mobile U.S. Inc.	35,145	5,736,367
Verizon Communications Inc.	282,678	11,861,169
Walt Disney Co. (The)	106,968	13,088,604
Warner Bros Discovery Inc.(a)	149,345	1,303,782
		200,748,471
Total Common Stocks — 99.7% (Cost: $248,431,846)		272,814,439
Preferred Stocks
Italy — 0.0%
Telecom Italia SpA, Preference Shares, NVS	411,441	101,205
Total Preferred Stocks — 0.0% (Cost: $273,520)		101,205
Total Long-Term Investments — 99.7% (Cost: $248,705,366)		272,915,644
Short-Term Securities
Money Market Funds — 0.8%
BlackRock Cash Funds: Institutional, SL Agency Shares, 5.50%(d)(e)(f)	1,787,186	1,787,900
26
2024 iShares Annual Report to Shareholders

Schedule of Investments (continued)
March 31, 2024
iShares® Global Comm Services ETF
(Percentages shown are based on Net Assets)
Security	Shares	Value
Money Market Funds (continued)
BlackRock Cash Funds: Treasury, SL Agency Shares, 5.29%(d)(e)	390,000	$390,000
Total Short-Term Securities — 0.8% (Cost: $2,178,079)		2,177,900
Total Investments — 100.5% (Cost: $250,883,445)		275,093,544
Liabilities in Excess of Other Assets — (0.5)%		(1,416,028)
Net Assets — 100.0%		$273,677,516

(a)	Non-income producing security.
(b)
Security exempt from registration pursuant to Rule 144A under the Securities Act of
1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(c)	All or a portion of this security is on loan.
(d)	Affiliate of the Fund.
(e)	Annualized 7-day yield as of period end.
(f)	All or a portion of this security was purchased with the cash collateral from loaned securities.
Affiliates
Investments in issuers considered to be affiliate(s) of the Fund during the year ended March 31, 2024 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:
Affiliated Issuer	Value at 03/31/23	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 03/31/24	Shares Held at 03/31/24	Income	Capital Gain Distributions from Underlying Funds
BlackRock Cash Funds: Institutional, SL Agency Shares	$1,024,044	$764,797 (a)	$—	$(952)	$11	$1,787,900	1,787,186	$4,934 (b)	$—
BlackRock Cash Funds: Treasury, SL Agency Shares	540,000	—	(150,000)(a)	—	—	390,000	390,000	36,520	—
				$(952)	$11	$2,177,900		$41,454	$—

(a)	Represents net amount purchased (sold).
(b)
All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

Derivative Financial Instruments Outstanding as of Period End
Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Long Contracts
Mini TOPIX Index	6	06/13/24	$109	$2,579
E-Mini S&P Communication Services Select Sector Index	6	06/21/24	649	11,791
Euro STOXX 50 Index	1	06/21/24	54	82
				$14,452
Schedule of Investments
27

Schedule of Investments (continued)
March 31, 2024
iShares® Global Comm Services ETF

Derivative Financial Instruments Categorized by Risk Exposure
As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Assets—Derivative Financial Instruments
Futures contracts
Unrealized appreciation on futures contracts(a)	$—	$—	$14,452	$—	$—	$—	$14,452

(a)
Net cumulative unrealized appreciation (depreciation) on futures contracts are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day's variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the period ended March 31, 2024, the effect of derivative financial instruments in the Statements of Operations was as follows:
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from
Futures contracts	$—	$—	$231,412	$—	$—	$—	$231,412
Net Change in Unrealized Appreciation (Depreciation) on
Futures contracts	$—	$—	$(11,312)	$—	$—	$—	$(11,312)
Average Quarterly Balances of Outstanding Derivative Financial Instruments
Futures contracts:
Average notional value of contracts — long	$780,429
For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.
Fair Value Hierarchy as of Period End
Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.
The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.
	Level 1	Level 2	Level 3	Total
Assets
Investments
Long-Term Investments
Common Stocks	$206,324,218	$66,490,221	$—	$272,814,439
Preferred Stocks	101,205	—	—	101,205
Short-Term Securities
Money Market Funds	2,177,900	—	—	2,177,900
	$208,603,323	$66,490,221	$—	$275,093,544
Derivative Financial Instruments(a)
Assets
Equity Contracts	$11,791	$2,661	$—	$14,452

(a)	Derivative financial instruments are futures contracts. Futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.
See notes to financial statements.
28
2024 iShares Annual Report to Shareholders

Schedule of Investments
March 31, 2024
iShares® Global Consumer Discretionary ETF
(Percentages shown are based on Net Assets)

Security	Shares	Value
Common Stocks
Australia — 1.3%
Aristocrat Leisure Ltd.	29,195	$817,487
Lottery Corp. Ltd. (The)	102,008	342,095
Wesfarmers Ltd.	51,771	2,307,685
		3,467,267
Brazil — 0.1%
Lojas Renner SA	43,356	146,785
Canada — 1.2%
Canadian Tire Corp. Ltd., Class A, NVS	2,371	236,479
Dollarama Inc.	12,831	977,469
Gildan Activewear Inc.	7,742	287,321
Magna International Inc.	12,168	662,860
Restaurant Brands International Inc.	14,256	1,132,123
		3,296,252
Chile — 0.0%
Falabella SA(a)	34,310	90,056
China — 5.1%
Alibaba Group Holding Ltd.	678,900	6,139,175
ANTA Sports Products Ltd.	54,600	582,189
BYD Co. Ltd., Class H	43,000	1,101,017
JD.com Inc.	112,150	1,538,348
Li Auto Inc.(a)	53,200	807,816
Meituan, Class B(a)(b)	198,100	2,445,365
Trip.com Group Ltd.(a)	25,400	1,126,271
		13,740,181
Denmark — 0.3%
GN Store Nord A/S(a)	6,865	181,571
Pandora A/S	3,827	617,701
		799,272
France — 6.8%
Accor SA	8,180	381,895
Cie. Generale des Etablissements Michelin SCA	32,580	1,248,575
Hermes International SCA	1,546	3,951,236
Kering SA	3,153	1,248,850
LVMH Moet Hennessy Louis Vuitton SE	11,911	10,717,471
Renault SA	8,635	435,723
Sodexo SA	3,649	312,804
		18,296,554
Germany — 2.8%
adidas AG	7,555	1,688,004
Bayerische Motoren Werke AG	13,226	1,526,000
Continental AG	4,945	356,954
Delivery Hero SE, Class A(a)(b)	9,072	259,408
Mercedes-Benz Group AG	36,740	2,925,860
Puma SE	4,594	207,907
Volkswagen AG	1,331	203,321
Zalando SE(a)(b)	9,955	284,666
		7,452,120
Ireland — 0.6%
Flutter Entertainment PLC(a)	8,078	1,610,216
Italy — 2.3%
Ferrari NV	5,751	2,507,639
Moncler SpA	9,416	702,629
Stellantis NV	100,935	2,867,465
		6,077,733
Japan — 13.2%
Aisin Corp.	8,300	339,161
Bandai Namco Holdings Inc.	30,600	567,788
Security	Shares	Value
Japan (continued)
Bridgestone Corp.	26,700	$1,183,337
Denso Corp.	99,200	1,899,846
Fast Retailing Co. Ltd.	9,200	2,850,399
Honda Motor Co. Ltd.	228,129	2,822,797
Isuzu Motors Ltd.	28,400	383,895
Nissan Motor Co. Ltd.	102,400	405,758
Nitori Holdings Co. Ltd.	4,000	606,208
Oriental Land Co. Ltd.	53,100	1,701,096
Pan Pacific International Holdings Corp.	24,600	651,942
Panasonic Holdings Corp.	112,000	1,068,901
Rakuten Group Inc.(a)	66,400	376,893
Sekisui House Ltd.	30,500	694,719
Shimano Inc.	3,700	550,425
Sony Group Corp.	57,700	4,947,817
Subaru Corp.	27,788	629,338
Sumitomo Electric Industries Ltd.	35,700	553,183
Suzuki Motor Corp.	90,000	1,027,554
Toyota Motor Corp.	469,300	11,861,535
Yamaha Motor Co. Ltd.	47,439	436,987
		35,559,579
Netherlands — 0.8%
Prosus NV	69,515	2,175,845
South Korea — 0.8%
Hyundai Motor Co.	6,273	1,103,849
Kia Corp.	11,556	960,410
		2,064,259
Spain — 1.5%
Amadeus IT Group SA	20,553	1,319,434
Industria de Diseno Textil SA	51,405	2,588,564
		3,907,998
Sweden — 0.6%
Evolution AB(b)	8,795	1,092,373
H & M Hennes & Mauritz AB, Class B	28,065	457,630
		1,550,003
Switzerland — 1.5%
Cie. Financiere Richemont SA, Class A, Registered	24,526	3,733,848
Swatch Group AG (The), Bearer	1,327	309,566
Swatch Group AG (The), Registered	2,399	108,780
		4,152,194
United Kingdom — 2.4%
Barratt Developments PLC	44,895	269,463
Berkeley Group Holdings PLC	5,248	315,302
Burberry Group PLC	16,346	250,034
Compass Group PLC	81,454	2,389,261
Entain PLC	29,045	291,466
InterContinental Hotels Group PLC	7,859	816,643
Kingfisher PLC	83,610	263,144
Next PLC	5,811	677,356
Pearson PLC	31,777	418,423
Persimmon PLC	14,592	241,943
Taylor Wimpey PLC	162,996	281,799
Whitbread PLC	8,724	364,732
		6,579,566
United States — 57.4%
Airbnb Inc.(a)	19,871	3,277,920
Amazon.com Inc.(a)	151,635	27,351,921
Aptiv PLC(a)	12,768	1,016,971
AutoZone Inc.(a)	789	2,486,652
Bath & Body Works Inc.	10,440	522,209
Best Buy Co. Inc.	8,704	713,989
Schedule of Investments
29

Schedule of Investments (continued)
March 31, 2024
iShares® Global Consumer Discretionary ETF
(Percentages shown are based on Net Assets)
Security	Shares	Value
United States (continued)
Booking Holdings Inc.	1,596	$5,790,096
BorgWarner Inc.	10,688	371,301
Caesars Entertainment Inc.(a)	9,796	428,477
CarMax Inc.(a)	7,200	627,192
Carnival Corp.(a)	45,964	751,052
Chipotle Mexican Grill Inc., Class A(a)	1,251	3,636,369
Darden Restaurants Inc.	5,498	918,991
Deckers Outdoor Corp.(a)	1,171	1,102,215
Domino's Pizza Inc.	1,593	791,530
DR Horton Inc.	13,627	2,242,323
eBay Inc.	23,678	1,249,725
Etsy Inc.(a)	5,525	379,678
Expedia Group Inc.(a)	6,030	830,632
Ford Motor Co.	178,053	2,364,544
Garmin Ltd.	6,983	1,039,559
General Motors Co.	52,668	2,388,494
Genuine Parts Co.	6,396	990,932
Hasbro Inc.	5,938	335,616
Hilton Worldwide Holdings Inc.	11,538	2,461,171
Home Depot Inc. (The)	31,368	12,032,765
Las Vegas Sands Corp.	16,874	872,386
Lennar Corp., Class A	11,307	1,944,578
LKQ Corp.	12,208	652,029
Lowe's Companies Inc.	26,282	6,694,814
Lululemon Athletica Inc.(a)	5,262	2,055,600
Marriott International Inc./MD, Class A	11,255	2,839,749
McDonald's Corp.	33,136	9,342,695
MGM Resorts International(a)	12,609	595,271
Mohawk Industries Inc.(a)	2,384	312,042
Nike Inc., Class B	55,638	5,228,859
Norwegian Cruise Line Holdings Ltd.(a)	19,463	407,360
NVR Inc.(a)	146	1,182,594
O'Reilly Automotive Inc.(a)	2,695	3,042,332
Pool Corp.	1,756	708,546
PulteGroup Inc.	9,656	1,164,707
Ralph Lauren Corp., Class A	1,766	331,584
Ross Stores Inc.	15,359	2,254,087
Royal Caribbean Cruises Ltd.(a)	10,763	1,496,165
Starbucks Corp.	51,653	4,720,568
Tapestry Inc.	10,545	500,677
Tesla Inc.(a)	122,167	21,475,737
TJX Companies Inc. (The)	52,101	5,284,083
Tractor Supply Co.	4,932	1,290,803
Ulta Beauty Inc.(a)	2,225	1,163,408
VF Corp.	15,346	235,408
Security	Shares	Value
United States (continued)
Wynn Resorts Ltd.	4,394	$449,199
Yum! Brands Inc.	12,820	1,777,493
		154,125,098
Total Common Stocks — 98.7% (Cost: $275,288,292)		265,090,978
Preferred Stocks
Germany — 0.8%
Bayerische Motoren Werke AG, Preference Shares, NVS	2,706	290,360
Dr Ing hc F Porsche AG, Preference Shares, NVS(b)	4,126	410,363
Porsche Automobil Holding SE, Preference Shares, NVS	7,026	372,194
Volkswagen AG, Preference Shares, NVS	8,373	1,110,461
		2,183,378
South Korea — 0.1%
Hyundai Motor Co.
Preference Shares, NVS	990	116,318
Series 2, Preference Shares, NVS	1,686	196,494
		312,812
Total Preferred Stocks — 0.9% (Cost: $3,416,401)		2,496,190
Total Long-Term Investments — 99.6% (Cost: $278,704,693)		267,587,168
Short-Term Securities
Money Market Funds — 0.1%
BlackRock Cash Funds: Treasury, SL Agency Shares, 5.29%(c)(d)	290,000	290,000
Total Short-Term Securities — 0.1% (Cost: $290,000)		290,000
Total Investments — 99.7% (Cost: $278,994,693)		267,877,168
Other Assets Less Liabilities — 0.3%		692,902
Net Assets — 100.0%		$268,570,070

(a)	Non-income producing security.
(b)
Security exempt from registration pursuant to Rule 144A under the Securities Act of
1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(c)	Affiliate of the Fund.
(d)	Annualized 7-day yield as of period end.
30
2024 iShares Annual Report to Shareholders

Schedule of Investments (continued)
March 31, 2024
iShares® Global Consumer Discretionary ETF

Affiliates
Investments in issuers considered to be affiliate(s) of the Fund during the year ended March 31, 2024 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:
Affiliated Issuer	Value at 03/31/23	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 03/31/24	Shares Held at 03/31/24	Income	Capital Gain Distributions from Underlying Funds
BlackRock Cash Funds: Institutional, SL Agency Shares(a)	$1,455,589	$—	$(1,458,127)(b)	$2,718	$(180)	$—	—	$12,953 (c)	$—
BlackRock Cash Funds: Treasury, SL Agency Shares	260,000	30,000 (b)	—	—	—	290,000	290,000	17,324	—
				$2,718	$(180)	$290,000		$30,277	$—

(a)	As of period end, the entity is no longer held.
(b)	Represents net amount purchased (sold).
(c)
All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

Derivative Financial Instruments Outstanding as of Period End
Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Long Contracts
TOPIX Index	1	06/13/24	$182	$6,396
E-Mini Consumer Discretionary Select Sector Index	2	06/21/24	376	7,122
Euro STOXX 50 Index	7	06/21/24	382	4,916
				$18,434
Derivative Financial Instruments Categorized by Risk Exposure
As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Assets—Derivative Financial Instruments
Futures contracts
Unrealized appreciation on futures contracts(a)	$—	$—	$18,434	$—	$—	$—	$18,434

(a)
Net cumulative unrealized appreciation (depreciation) on futures contracts are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day's variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the period ended March 31, 2024, the effect of derivative financial instruments in the Statements of Operations was as follows:
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from
Futures contracts	$—	$—	$191,019	$—	$—	$—	$191,019
Net Change in Unrealized Appreciation (Depreciation) on
Futures contracts	$—	$—	$(17,133)	$—	$—	$—	$(17,133)
Schedule of Investments
31

Schedule of Investments (continued)
March 31, 2024
iShares® Global Consumer Discretionary ETF

Average Quarterly Balances of Outstanding Derivative Financial Instruments
Futures contracts:
Average notional value of contracts — long	$818,978
For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.
Fair Value Hierarchy as of Period End
Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.
The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.
	Level 1	Level 2	Level 3	Total
Assets
Investments
Long-Term Investments
Common Stocks	$157,568,135	$107,522,843	$—	$265,090,978
Preferred Stocks	—	2,496,190	—	2,496,190
Short-Term Securities
Money Market Funds	290,000	—	—	290,000
	$157,858,135	$110,019,033	$—	$267,877,168
Derivative Financial Instruments(a)
Assets
Equity Contracts	$7,122	$11,312	$—	$18,434

(a)	Derivative financial instruments are futures contracts. Futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.
See notes to financial statements.
32
2024 iShares Annual Report to Shareholders

Schedule of Investments
March 31, 2024
iShares® Global Consumer Staples ETF
(Percentages shown are based on Net Assets)

Security	Shares	Value
Common Stocks
Australia — 1.4%
Coles Group Ltd.	300,726	$3,319,779
Endeavour Group Ltd.	304,556	1,093,487
Treasury Wine Estates Ltd.	184,066	1,493,071
Woolworths Group Ltd.	274,140	5,925,819
		11,832,156
Belgium — 1.4%
Anheuser-Busch InBev SA/NV	202,957	12,354,800
Brazil — 0.4%
Ambev SA, ADR	989,904	2,454,962
Natura & Co. Holding SA	189,224	674,587
		3,129,549
Canada — 2.1%
Alimentation Couche-Tard Inc.	164,986	9,416,461
George Weston Ltd.	13,409	1,811,658
Loblaw Companies Ltd.	33,148	3,673,186
Metro Inc./CN	51,420	2,760,520
Saputo Inc.	54,721	1,076,605
		18,738,430
Chile — 0.1%
Cencosud SA	292,071	506,773
Denmark — 0.3%
Carlsberg A/S, Class B	20,494	2,806,552
Finland — 0.1%
Kesko OYJ, Class B	61,304	1,146,018
France — 5.0%
Carrefour SA	119,297	2,046,458
Danone SA	141,916	9,174,134
L'Oreal SA	51,932	24,593,521
Pernod Ricard SA	44,956	7,277,659
		43,091,772
Germany — 0.6%
Beiersdorf AG	22,288	3,245,067
Henkel AG & Co. KGaA	22,485	1,620,121
		4,865,188
Ireland — 0.3%
Kerry Group PLC, Class A	34,905	2,990,870
Japan — 5.4%
Aeon Co. Ltd.	197,217	4,678,362
Ajinomoto Co. Inc.	118,000	4,406,546
Asahi Group Holdings Ltd.	113,798	4,178,647
Japan Tobacco Inc.	246,900	6,582,826
Kao Corp.	104,600	3,908,717
Kikkoman Corp.	218,500	2,804,341
Kirin Holdings Co. Ltd.	182,596	2,539,235
MEIJI Holdings Co. Ltd.	61,900	1,351,442
Nissin Foods Holdings Co. Ltd.	56,100	1,546,571
Seven & i Holdings Co. Ltd.	539,611	7,865,305
Shiseido Co. Ltd.	89,800	2,464,151
Unicharm Corp.	100,000	3,183,625
Yakult Honsha Co. Ltd.	68,940	1,409,028
		46,918,796
Mexico — 1.4%
Arca Continental SAB de CV	105,958	1,157,506
Fomento Economico Mexicano SAB de CV	412,248	5,388,127
Grupo Bimbo SAB de CV, Series A	337,101	1,597,190
Security	Shares	Value
Mexico (continued)
Wal-Mart de Mexico SAB de CV	1,096,253	$4,413,388
		12,556,211
Netherlands — 1.6%
Heineken Holding NV	22,623	1,825,765
Heineken NV	57,243	5,518,659
Koninklijke Ahold Delhaize NV	217,543	6,509,274
		13,853,698
Norway — 0.3%
Mowi ASA	99,800	1,833,195
Orkla ASA	167,701	1,184,425
		3,017,620
Portugal — 0.1%
Jeronimo Martins SGPS SA	61,731	1,224,761
Sweden — 0.4%
Essity AB, Class B	136,751	3,248,399
Switzerland — 6.3%
Barry Callebaut AG, Registered	816	1,185,322
Bunge Global SA	32,950	3,378,034
Chocoladefabriken Lindt & Spruengli AG, Participation Certificates, NVS	226	2,704,953
Chocoladefabriken Lindt & Spruengli AG, Registered	25	3,015,974
Nestle SA, Registered	416,341	44,236,214
		54,520,497
United Kingdom — 10.9%
Associated British Foods PLC	75,557	2,383,888
British American Tobacco PLC	504,980	15,326,686
Diageo PLC	502,219	18,583,214
Haleon PLC	1,418,285	5,943,714
Imperial Brands PLC	200,204	4,475,479
J Sainsbury PLC	401,177	1,369,793
Marks & Spencer Group PLC	449,954	1,506,837
Ocado Group PLC(a)	162,189	930,131
Reckitt Benckiser Group PLC	165,885	9,456,280
Tesco PLC	1,591,422	5,960,625
Unilever PLC	568,081	28,518,689
		94,455,336
United States — 60.9%
Altria Group Inc.	398,294	17,373,584
Archer-Daniels-Midland Co.	120,303	7,556,231
Brown-Forman Corp., Class B	41,063	2,119,672
Campbell Soup Co.	44,581	1,981,625
Church & Dwight Co. Inc.	55,622	5,801,931
Clorox Co. (The)	28,047	4,294,276
Coca-Cola Co. (The)	645,853	39,513,287
Colgate-Palmolive Co.	185,966	16,746,238
Conagra Brands Inc.	107,262	3,179,246
Constellation Brands Inc., Class A	36,270	9,856,735
Costco Wholesale Corp.	91,682	67,168,984
Dollar General Corp.	49,695	7,755,402
Dollar Tree Inc.(a)	46,904	6,245,268
Estee Lauder Companies Inc. (The), Class A	52,702	8,124,013
General Mills Inc.	128,398	8,984,008
Hershey Co. (The)	33,812	6,576,434
Hormel Foods Corp.	64,998	2,267,780
JM Smucker Co. (The)	23,817	2,997,846
Kellanova	59,804	3,426,171
Kenvue Inc.	388,489	8,336,974
Keurig Dr Pepper Inc.	234,832	7,202,297
Kimberly-Clark Corp.	76,112	9,845,087
Schedule of Investments
33

Schedule of Investments (continued)
March 31, 2024
iShares® Global Consumer Staples ETF
(Percentages shown are based on Net Assets)
Security	Shares	Value
United States (continued)
Kraft Heinz Co. (The)	180,066	$6,644,435
Kroger Co. (The)	149,740	8,554,646
Lamb Weston Holdings Inc.	32,524	3,464,782
McCormick & Co. Inc./MD, NVS	56,882	4,369,106
Molson Coors Beverage Co., Class B	42,064	2,828,804
Mondelez International Inc., Class A	304,114	21,287,980
Monster Beverage Corp.(a)	166,952	9,896,915
PepsiCo Inc.	235,954	41,294,310
Philip Morris International Inc.	350,637	32,125,362
Procter & Gamble Co. (The)	486,174	78,881,732
Sysco Corp.	112,543	9,136,241
Target Corp.	104,271	18,477,864
Tyson Foods Inc., Class A	64,633	3,795,896
Walgreens Boots Alliance Inc.	160,916	3,490,268
Walmart Inc.	634,977	38,206,566
		529,807,996
Total Common Stocks — 99.0% (Cost: $898,664,203)		861,065,422
Preferred Stocks
Germany — 0.3%
Henkel AG & Co. KGaA, Preference Shares, NVS	36,384	2,924,400
Total Preferred Stocks — 0.3% (Cost: $3,464,998)		2,924,400
Total Long-Term Investments — 99.3% (Cost: $902,129,201)		863,989,822
Security	Shares	Value
Short-Term Securities
Money Market Funds — 0.1%
BlackRock Cash Funds: Treasury, SL Agency Shares, 5.29%(b)(c)	930,000	$930,000
Total Short-Term Securities — 0.1% (Cost: $930,000)		930,000
Total Investments — 99.4% (Cost: $903,059,201)		864,919,822
Other Assets Less Liabilities — 0.6%		4,826,536
Net Assets — 100.0%		$869,746,358

(a)	Non-income producing security.
(b)	Affiliate of the Fund.
(c)	Annualized 7-day yield as of period end.
Affiliates
Investments in issuers considered to be affiliate(s) of the Fund during the year ended March 31, 2024 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:
Affiliated Issuer	Value at 03/31/23	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 03/31/24	Shares Held at 03/31/24	Income	Capital Gain Distributions from Underlying Funds
BlackRock Cash Funds: Institutional, SL Agency Shares(a)	$—	$—	$(1,244)(b)	$1,244	$—	$—	—	$3,910 (c)	$—
BlackRock Cash Funds: Treasury, SL Agency Shares	2,050,000	—	(1,120,000)(b)	—	—	930,000	930,000	95,299	—
				$1,244	$—	$930,000		$99,209	$—

(a)	As of period end, the entity is no longer held.
(b)	Represents net amount purchased (sold).
(c)
All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

Derivative Financial Instruments Outstanding as of Period End
Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Long Contracts
E-Mini Consumer Staples Index	57	06/21/24	$4,436	$70,646
Euro STOXX 50 Index	3	06/21/24	164	3,525
34
2024 iShares Annual Report to Shareholders

Schedule of Investments (continued)
March 31, 2024
iShares® Global Consumer Staples ETF

Futures Contracts (continued)
Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
FTSE 100 Index	9	06/21/24	$907	$25,754
				$99,925
Derivative Financial Instruments Categorized by Risk Exposure
As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Assets—Derivative Financial Instruments
Futures contracts
Unrealized appreciation on futures contracts(a)	$—	$—	$99,925	$—	$—	$—	$99,925

(a)
Net cumulative unrealized appreciation (depreciation) on futures contracts are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day's variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the period ended March 31, 2024, the effect of derivative financial instruments in the Statements of Operations was as follows:
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from
Futures contracts	$—	$—	$(9,289)	$—	$—	$—	$(9,289)
Net Change in Unrealized Appreciation (Depreciation) on
Futures contracts	$—	$—	$(234,437)	$—	$—	$—	$(234,437)
Average Quarterly Balances of Outstanding Derivative Financial Instruments
Futures contracts:
Average notional value of contracts — long	$4,769,811
For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.
Fair Value Hierarchy as of Period End
Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.
The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.
	Level 1	Level 2	Level 3	Total
Assets
Investments
Long-Term Investments
Common Stocks	$555,560,782	$305,504,640	$—	$861,065,422
Preferred Stocks	—	2,924,400	—	2,924,400
Short-Term Securities
Money Market Funds	930,000	—	—	930,000
	$556,490,782	$308,429,040	$—	$864,919,822
Schedule of Investments
35

Schedule of Investments (continued)
March 31, 2024
iShares® Global Consumer Staples ETF

Fair Value Hierarchy as of Period End (continued)
	Level 1	Level 2	Level 3	Total
Derivative Financial Instruments(a)
Assets
Equity Contracts	$70,646	$29,279	$—	$99,925

(a)	Derivative financial instruments are futures contracts. Futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.
See notes to financial statements.
36
2024 iShares Annual Report to Shareholders

Schedule of Investments
March 31, 2024
iShares® Global Energy ETF
(Percentages shown are based on Net Assets)

Security	Shares	Value
Common Stocks
Australia — 2.1%
Ampol Ltd.	279,546	$7,251,494
Santos Ltd.	3,804,587	19,262,256
Woodside Energy Group Ltd.	2,225,234	44,354,184
		70,867,934
Austria — 0.2%
OMV AG	164,702	7,800,699
Brazil — 1.0%
Petroleo Brasileiro SA, ADR	2,174,014	33,066,753
Canada — 11.8%
Cameco Corp.	507,314	21,962,196
Canadian Natural Resources Ltd.	1,256,305	95,835,514
Cenovus Energy Inc.	1,552,891	31,045,209
Enbridge Inc.	2,488,691	89,934,978
Imperial Oil Ltd.	188,044	12,970,323
Pembina Pipeline Corp.	641,838	22,654,221
Suncor Energy Inc.	1,511,752	55,791,579
TC Energy Corp.	1,213,510	48,771,536
Tourmaline Oil Corp.	385,704	18,033,025
		396,998,581
Chile — 0.1%
Empresas Copec SA	427,003	3,067,734
China — 0.6%
PetroChina Co. Ltd., Class H	24,658,000	21,147,232
Colombia — 0.1%
Ecopetrol SA, ADR	285,107	3,375,667
Finland — 0.4%
Neste OYJ	505,997	13,720,211
France — 5.4%
TotalEnergies SE	2,624,690	180,550,799
Italy — 1.6%
Eni SpA	2,804,686	44,409,482
Tenaris SA, NVS	538,767	10,652,085
		55,061,567
Japan — 1.0%
ENEOS Holdings Inc.	3,560,120	17,152,128
Inpex Corp.	1,088,900	16,552,572
		33,704,700
Norway — 1.2%
Aker BP ASA	363,004	9,104,683
Equinor ASA	1,158,180	31,055,890
		40,160,573
Portugal — 0.3%
Galp Energia SGPS SA	493,198	8,153,730
Spain — 0.7%
Repsol SA	1,423,114	23,753,489
United Kingdom — 11.2%
BP PLC	19,742,566	123,853,498
Shell PLC	7,585,407	251,679,794
		375,533,292
Security	Shares	Value
United States — 60.7%
APA Corp.	422,594	$14,528,782
Baker Hughes Co., Class A	1,169,408	39,175,168
Chevron Corp.	2,029,346	320,109,038
ConocoPhillips	1,378,305	175,430,661
Coterra Energy Inc.	878,832	24,501,836
Devon Energy Corp.	748,630	37,566,253
Diamondback Energy Inc.	209,670	41,550,304
EOG Resources Inc.	681,718	87,150,829
EQT Corp.	482,187	17,874,672
Exxon Mobil Corp.	4,646,162	540,069,871
Halliburton Co.	1,043,396	41,130,670
Hess Corp.	322,009	49,151,454
Kinder Morgan Inc.	2,264,158	41,524,658
Marathon Oil Corp.	686,374	19,451,839
Marathon Petroleum Corp.	430,201	86,685,502
Occidental Petroleum Corp.	770,303	50,061,992
ONEOK Inc.	682,066	54,681,231
Phillips 66	503,529	82,246,427
Pioneer Natural Resources Co.	273,532	71,802,150
Schlumberger NV	1,671,385	91,608,612
Targa Resources Corp.	260,312	29,152,341
Valero Energy Corp.	397,999	67,934,449
Williams Companies Inc. (The)	1,423,176	55,461,169
		2,038,849,908
Total Common Stocks — 98.4% (Cost: $2,958,122,208)		3,305,812,869
Preferred Stocks
Brazil — 1.2%
Petroleo Brasileiro SA, Preference Shares, ADR	2,689,197	40,069,035
Total Preferred Stocks — 1.2% (Cost: $42,413,317)		40,069,035
Total Long-Term Investments — 99.6% (Cost: $3,000,535,525)		3,345,881,904
Short-Term Securities
Money Market Funds — 0.2%
BlackRock Cash Funds: Treasury, SL Agency Shares, 5.29%(a)(b)	7,840,000	7,840,000
Total Short-Term Securities — 0.2% (Cost: $7,840,000)		7,840,000
Total Investments — 99.8% (Cost: $3,008,375,525)		3,353,721,904
Other Assets Less Liabilities — 0.2%		6,513,401
Net Assets — 100.0%		$3,360,235,305

(a)	Affiliate of the Fund.
(b)	Annualized 7-day yield as of period end.
Schedule of Investments
37

Schedule of Investments (continued)
March 31, 2024
iShares® Global Energy ETF

Affiliates
Investments in issuers considered to be affiliate(s) of the Fund during the year ended March 31, 2024 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:
Affiliated Issuer	Value at 03/31/23	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 03/31/24	Shares Held at 03/31/24	Income	Capital Gain Distributions from Underlying Funds
BlackRock Cash Funds: Institutional, SL Agency Shares(a)	$—	$—	$(1,737)(b)	$1,737	$—	$—	—	$6,218 (c)	$—
BlackRock Cash Funds: Treasury, SL Agency Shares	3,710,000	4,130,000 (b)	—	—	—	7,840,000	7,840,000	209,666	—
				$1,737	$—	$7,840,000		$215,884	$—

(a)	As of period end, the entity is no longer held.
(b)	Represents net amount purchased (sold).
(c)
All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

Derivative Financial Instruments Outstanding as of Period End
Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Long Contracts
E-Mini Energy Select Sector Index	116	06/21/24	$11,605	$629,626
FTSE 100 Index	18	06/21/24	1,814	58,285
				$687,911
Derivative Financial Instruments Categorized by Risk Exposure
As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Assets—Derivative Financial Instruments
Futures contracts
Unrealized appreciation on futures contracts(a)	$—	$—	$687,911	$—	$—	$—	$687,911

(a)
Net cumulative unrealized appreciation (depreciation) on futures contracts are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day's variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the period ended March 31, 2024, the effect of derivative financial instruments in the Statements of Operations was as follows:
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from
Futures contracts	$—	$—	$1,844,170	$—	$—	$—	$1,844,170
Net Change in Unrealized Appreciation (Depreciation) on
Futures contracts	$—	$—	$514,826	$—	$—	$—	$514,826
38
2024 iShares Annual Report to Shareholders

Schedule of Investments (continued)
March 31, 2024
iShares® Global Energy ETF

Average Quarterly Balances of Outstanding Derivative Financial Instruments
Futures contracts:
Average notional value of contracts — long	$10,005,286
For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.
Fair Value Hierarchy as of Period End
Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.
The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.
	Level 1	Level 2	Level 3	Total
Assets
Investments
Long-Term Investments
Common Stocks	$2,475,358,643	$830,454,226	$—	$3,305,812,869
Preferred Stocks	40,069,035	—	—	40,069,035
Short-Term Securities
Money Market Funds	7,840,000	—	—	7,840,000
	$2,523,267,678	$830,454,226	$—	$3,353,721,904
Derivative Financial Instruments(a)
Assets
Equity Contracts	$629,626	$58,285	$—	$687,911

(a)	Derivative financial instruments are futures contracts. Futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.
See notes to financial statements.
Schedule of Investments
39

Schedule of Investments
March 31, 2024
iShares® Global Financials ETF
(Percentages shown are based on Net Assets)

Security	Shares	Value
Common Stocks
Australia — 4.1%
ANZ Group Holdings Ltd.	119,296	$2,286,439
ASX Ltd.	7,627	329,966
Commonwealth Bank of Australia	66,403	5,208,612
Insurance Australia Group Ltd.	96,348	401,899
Macquarie Group Ltd.	14,178	1,844,239
Medibank Pvt Ltd.	108,302	265,353
National Australia Bank Ltd.	123,370	2,793,353
QBE Insurance Group Ltd.	59,320	701,204
Suncorp Group Ltd.	49,679	530,270
Westpac Banking Corp.	138,360	2,353,248
		16,714,583
Austria — 0.1%
Erste Group Bank AG	14,043	625,864
Belgium — 0.4%
Ageas SA/NV	6,706	310,659
Groupe Bruxelles Lambert NV	3,817	288,558
KBC Group NV	13,313	998,104
		1,597,321
Brazil — 0.6%
B3 SA - Brasil, Bolsa, Balcao	229,051	547,578
Banco do Brasil SA	56,351	636,159
NU Holdings Ltd.(a)	95,779	1,142,644
		2,326,381
Canada — 6.4%
Bank of Montreal	28,761	2,808,049
Bank of Nova Scotia (The)	48,140	2,490,251
Brookfield Asset Management Ltd.	13,678	574,566
Brookfield Corp., Class A	56,743	2,374,363
Canadian Imperial Bank of Commerce	36,948	1,873,109
Intact Financial Corp.	7,026	1,141,339
Manulife Financial Corp.	71,461	1,784,744
National Bank of Canada	13,536	1,139,800
Power Corp. of Canada	21,656	607,209
Royal Bank of Canada	55,785	5,626,479
Sun Life Financial Inc.	23,176	1,264,581
Toronto-Dominion Bank (The)	70,372	4,247,101
		25,931,591
Chile — 0.1%
Banco de Chile	1,692,820	188,292
Banco Santander Chile, ADR	6,487	128,637
		316,929
China — 1.7%
Bank of China Ltd., Class H	3,305,000	1,355,085
China Construction Bank Corp., Class H	3,900,720	2,353,979
China Merchants Bank Co. Ltd., Class H	132,000	523,184
Industrial & Commercial Bank of China Ltd., Class H	2,809,000	1,411,897
Ping An Insurance Group Co. of China Ltd., Class H	250,500	1,063,543
		6,707,688
Colombia — 0.0%
Bancolombia SA, ADR	4,471	152,998
Denmark — 0.3%
Danske Bank A/S	26,795	804,289
Tryg A/S	13,519	278,685
		1,082,974
Finland — 0.2%
Sampo OYJ, Class A	18,401	784,917
Security	Shares	Value
France — 2.0%
AXA SA	69,313	$2,603,102
BNP Paribas SA	40,138	2,857,620
Credit Agricole SA	44,157	658,731
Edenred SE	9,843	525,564
Euronext NV(b)	3,922	373,257
Societe Generale SA	27,833	745,730
Worldline SA/France(a)(b)	9,797	121,204
		7,885,208
Germany — 2.8%
Allianz SE, Registered	15,532	4,655,206
Commerzbank AG	41,086	564,693
Deutsche Bank AG, Registered	80,437	1,266,902
Deutsche Boerse AG	7,501	1,536,129
Hannover Rueck SE	2,402	657,731
Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen, Registered	5,429	2,650,115
		11,330,776
Hong Kong — 1.1%
AIA Group Ltd.	448,800	3,018,886
Hong Kong Exchanges & Clearing Ltd.	47,500	1,384,067
		4,402,953
Ireland — 0.1%
Bank of Ireland Group PLC	39,578	403,896
Italy — 1.8%
Assicurazioni Generali SpA	43,637	1,104,602
Banco BPM SpA	59,718	397,320
FinecoBank Banca Fineco SpA	24,001	359,458
Intesa Sanpaolo SpA	638,468	2,317,980
Mediobanca Banca di Credito Finanziario SpA	25,057	373,386
Nexi SpA(a)(b)	33,545	212,535
UniCredit SpA	67,900	2,578,793
		7,344,074
Japan — 5.1%
Dai-ichi Life Holdings Inc.	39,400	1,004,879
Daiwa Securities Group Inc.	57,200	435,198
Japan Exchange Group Inc.	20,900	566,086
Japan Post Holdings Co. Ltd.	80,300	809,032
Mitsubishi UFJ Financial Group Inc.	489,200	4,977,167
Mizuho Financial Group Inc.	101,110	1,999,480
MS&AD Insurance Group Holdings Inc.	52,800	932,318
Nomura Holdings Inc.	117,000	748,860
ORIX Corp.	46,500	1,017,036
Resona Holdings Inc.	93,700	577,609
Sompo Holdings Inc.	39,300	823,730
Sumitomo Mitsui Financial Group Inc.	53,100	3,104,901
Sumitomo Mitsui Trust Holdings Inc.	28,754	619,551
T&D Holdings Inc.	22,300	387,668
Tokio Marine Holdings Inc.	79,100	2,479,488
		20,483,003
Mexico — 0.3%
Grupo Financiero Banorte SAB de CV, Class O	98,092	1,041,873
Netherlands — 1.5%
ABN AMRO Bank NV, CVA(b)	17,291	295,888
Adyen NV(a)(b)	1,235	2,086,083
Aegon Ltd.	48,211	294,127
ASR Nederland NV	5,866	287,491
EXOR NV, NVS	3,953	439,915
ING Groep NV	138,709	2,283,605
40
2024 iShares Annual Report to Shareholders

Schedule of Investments (continued)
March 31, 2024
iShares® Global Financials ETF
(Percentages shown are based on Net Assets)
Security	Shares	Value
Netherlands (continued)
NN Group NV	11,252	$519,449
		6,206,558
Norway — 0.2%
DNB Bank ASA	35,175	699,193
Peru — 0.1%
Credicorp Ltd.	2,704	458,139
Singapore — 1.2%
DBS Group Holdings Ltd.	72,600	1,937,535
Oversea-Chinese Banking Corp. Ltd.	154,000	1,538,747
United Overseas Bank Ltd.	61,500	1,337,011
		4,813,293
South Korea — 0.4%
KB Financial Group Inc.	14,790	772,889
Shinhan Financial Group Co. Ltd.	19,407	684,583
		1,457,472
Spain — 1.7%
Banco Bilbao Vizcaya Argentaria SA	231,484	2,756,625
Banco de Sabadell SA	215,714	339,356
Banco Santander SA	627,510	3,065,028
CaixaBank SA	161,412	783,264
		6,944,273
Sweden — 1.6%
EQT AB	14,313	453,142
Industrivarden AB, Class A	6,149	211,463
Industrivarden AB, Class C	5,905	203,052
Investor AB, Class B	72,436	1,817,731
Nordea Bank Abp	139,927	1,559,415
Skandinaviska Enskilda Banken AB, Class A	65,858	892,213
Svenska Handelsbanken AB, Class A	62,224	629,083
Swedbank AB, Class A	36,584	726,109
		6,492,208
Switzerland — 2.8%
Baloise Holding AG, Registered	1,819	285,229
Julius Baer Group Ltd.	8,126	471,295
Partners Group Holding AG	869	1,241,354
Swiss Life Holding AG, Registered	1,174	823,434
Swiss Re AG	11,400	1,466,438
UBS Group AG, Registered	121,418	3,738,572
Zurich Insurance Group AG	5,771	3,117,577
		11,143,899
Taiwan — 0.5%
Cathay Financial Holding Co. Ltd.	388,521	585,491
CTBC Financial Holding Co. Ltd.	784,000	793,531
Fubon Financial Holding Co. Ltd.	334,400	723,854
		2,102,876
United Kingdom — 4.4%
3i Group PLC	38,597	1,368,549
abrdn PLC	73,778	131,426
Admiral Group PLC	10,290	368,770
Aviva PLC	107,152	672,346
Barclays PLC	571,504	1,324,544
Hargreaves Lansdown PLC	13,821	128,273
HSBC Holdings PLC	757,578	5,921,855
Intermediate Capital Group PLC	11,581	299,965
Legal & General Group PLC	238,200	765,259
Lloyds Banking Group PLC	2,541,132	1,661,889
London Stock Exchange Group PLC	15,424	1,845,544
M&G PLC	93,375	259,895
NatWest Group PLC, NVS	214,804	719,451
Security	Shares	Value
United Kingdom (continued)
Phoenix Group Holdings PLC	37,490	$261,772
Prudential PLC	108,317	1,015,859
Schroders PLC	36,154	171,762
St. James's Place PLC	21,404	125,570
Standard Chartered PLC	88,226	747,955
		17,790,684
United States — 57.1%
Aflac Inc.	20,974	1,800,828
Allstate Corp. (The)	10,411	1,801,207
American Express Co.	22,699	5,168,335
American International Group Inc.	27,691	2,164,605
Ameriprise Financial Inc.	4,006	1,756,391
Aon PLC, Class A	7,958	2,655,744
Arch Capital Group Ltd.(a)	14,792	1,367,373
Arthur J Gallagher & Co.	8,596	2,149,344
Assurant Inc.	2,098	394,928
Bank of America Corp.	272,999	10,352,122
Bank of New York Mellon Corp. (The)	30,322	1,747,154
Berkshire Hathaway Inc., Class B(a)	72,144	30,337,993
BlackRock Inc.(c)	5,544	4,622,033
Blackstone Inc., NVS	28,524	3,747,198
Brown & Brown Inc.	9,407	823,489
Capital One Financial Corp.	15,024	2,236,923
Cboe Global Markets Inc.	4,189	769,645
Charles Schwab Corp. (The)	59,010	4,268,783
Chubb Ltd.	16,102	4,172,511
Cincinnati Financial Corp.	6,203	770,227
Citigroup Inc.	75,464	4,772,343
Citizens Financial Group Inc.	18,650	676,809
CME Group Inc.	14,205	3,058,194
Comerica Inc.	5,168	284,188
Corpay Inc.(a)	2,836	875,019
Discover Financial Services	9,860	1,292,547
Everest Group Ltd.	1,699	675,353
FactSet Research Systems Inc.	1,513	687,492
Fidelity National Information Services Inc.	23,452	1,739,669
Fifth Third Bancorp.	26,840	998,716
Fiserv Inc.(a)	23,798	3,803,396
Franklin Resources Inc.	11,901	334,537
Global Payments Inc.	10,258	1,371,084
Globe Life Inc.	3,446	401,011
Goldman Sachs Group Inc. (The)	12,931	5,401,149
Hartford Financial Services Group Inc. (The)	11,868	1,222,997
Huntington Bancshares Inc./OH	57,539	802,669
Intercontinental Exchange Inc.	22,705	3,120,348
Invesco Ltd.	17,896	296,895
Jack Henry & Associates Inc.	2,884	501,037
JPMorgan Chase & Co.	114,633	22,960,990
KeyCorp	36,786	581,587
Loews Corp.	7,296	571,204
M&T Bank Corp.	6,523	948,705
MarketAxess Holdings Inc.	1,489	326,463
Marsh & McLennan Companies Inc.	19,440	4,004,251
Mastercard Inc., Class A	32,714	15,754,081
MetLife Inc.	24,524	1,817,474
Moody's Corp.	6,218	2,443,861
Morgan Stanley	49,841	4,693,029
MSCI Inc., Class A	3,128	1,753,088
Nasdaq Inc.	15,064	950,538
Northern Trust Corp.	8,161	725,676
PayPal Holdings Inc.(a)	42,508	2,847,611
PNC Financial Services Group Inc. (The)	15,824	2,557,158
Schedule of Investments
41

Schedule of Investments (continued)
March 31, 2024
iShares® Global Financials ETF
(Percentages shown are based on Net Assets)
Security	Shares	Value
United States (continued)
Principal Financial Group Inc.	8,586	$741,058
Progressive Corp. (The)	23,208	4,799,879
Prudential Financial Inc.	14,325	1,681,755
Raymond James Financial Inc.	7,422	953,133
Regions Financial Corp.	36,516	768,297
S&P Global Inc.	12,781	5,437,676
State Street Corp.	12,128	937,737
Synchrony Financial	16,486	710,876
T Rowe Price Group Inc.	8,756	1,067,532
Travelers Companies Inc. (The)	9,021	2,076,093
Truist Financial Corp.	53,012	2,066,408
U.S. Bancorp.	61,750	2,760,225
Visa Inc., Class A(d)	62,713	17,501,944
W R Berkley Corp.	8,015	708,847
Wells Fargo & Co.	142,701	8,270,950
Willis Towers Watson PLC	4,119	1,132,725
		229,973,137
Total Common Stocks — 98.6% (Cost: $364,229,795)		397,214,761
Preferred Stocks
Brazil — 0.6%
Banco Bradesco SA, Preference Shares, ADR	209,193	598,292
Itau Unibanco Holding SA, Preference Shares, ADR	191,057	1,324,025
Itausa SA, Preference Shares, NVS	223,215	467,312
		2,389,629
Total Preferred Stocks — 0.6% (Cost: $2,789,048)		2,389,629
Total Long-Term Investments — 99.2% (Cost: $367,018,843)		399,604,390
Security	Shares	Value
Short-Term Securities
Money Market Funds — 4.5%
BlackRock Cash Funds: Institutional, SL Agency Shares, 5.50%(c)(e)(f)	17,671,998	$17,679,067
BlackRock Cash Funds: Treasury, SL Agency Shares, 5.29%(c)(e)	510,000	510,000
Total Short-Term Securities — 4.5% (Cost: $18,189,120)		18,189,067
Total Investments — 103.7% (Cost: $385,207,963)		417,793,457
Liabilities in Excess of Other Assets — (3.7)%		(14,881,403)
Net Assets — 100.0%		$402,912,054

(a)	Non-income producing security.
(b)
Security exempt from registration pursuant to Rule 144A under the Securities Act of
1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(c)	Affiliate of the Fund.
(d)	All or a portion of this security is on loan.
(e)	Annualized 7-day yield as of period end.
(f)	All or a portion of this security was purchased with the cash collateral from loaned securities.
Affiliates
Investments in issuers considered to be affiliate(s) of the Fund during the year ended March 31, 2024 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:
Affiliated Issuer	Value at 03/31/23	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 03/31/24	Shares Held at 03/31/24	Income	Capital Gain Distributions from Underlying Funds
BlackRock Cash Funds: Institutional, SL Agency Shares	$778,304	$16,900,172 (a)	$—	$571	$20	$17,679,067	17,671,998	$19,831 (b)	$—
BlackRock Cash Funds: Treasury, SL Agency Shares	590,000	—	(80,000)(a)	—	—	510,000	510,000	46,054	—
BlackRock Inc.	5,195,048	290,171	(1,934,942)	(313,383)	1,385,139	4,622,033	5,544	136,402	—
				$(312,812)	$1,385,159	$22,811,100		$202,287	$—

(a)	Represents net amount purchased (sold).
(b)
All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

42
2024 iShares Annual Report to Shareholders

Schedule of Investments (continued)
March 31, 2024
iShares® Global Financials ETF

Derivative Financial Instruments Outstanding as of Period End
Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Long Contracts
E-Mini Financial Select Sector Index	18	06/21/24	$2,365	$71,601
Euro STOXX 50 Index	7	06/21/24	382	7,610
FTSE 100 Index	5	06/21/24	504	19,694
				$98,905
Derivative Financial Instruments Categorized by Risk Exposure
As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Assets—Derivative Financial Instruments
Futures contracts
Unrealized appreciation on futures contracts(a)	$—	$—	$98,905	$—	$—	$—	$98,905

(a)
Net cumulative unrealized appreciation (depreciation) on futures contracts are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day's variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the period ended March 31, 2024, the effect of derivative financial instruments in the Statements of Operations was as follows:
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from
Futures contracts	$—	$—	$448,042	$—	$—	$—	$448,042
Net Change in Unrealized Appreciation (Depreciation) on
Futures contracts	$—	$—	$73,159	$—	$—	$—	$73,159
Average Quarterly Balances of Outstanding Derivative Financial Instruments
Futures contracts:
Average notional value of contracts — long	$2,929,714
For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.
Fair Value Hierarchy as of Period End
Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.
The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.
	Level 1	Level 2	Level 3	Total
Assets
Investments
Long-Term Investments
Common Stocks	$258,970,883	$138,243,878	$—	$397,214,761
Preferred Stocks	2,389,629	—	—	2,389,629
Schedule of Investments
43

Schedule of Investments (continued)
March 31, 2024
iShares® Global Financials ETF

Fair Value Hierarchy as of Period End (continued)
	Level 1	Level 2	Level 3	Total
Short-Term Securities
Money Market Funds	$18,189,067	$—	$—	$18,189,067
	$279,549,579	$138,243,878	$—	$417,793,457
Derivative Financial Instruments(a)
Assets
Equity Contracts	$71,601	$27,304	$—	$98,905

(a)	Derivative financial instruments are futures contracts. Futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.
See notes to financial statements.
44
2024 iShares Annual Report to Shareholders

Schedule of Investments
March 31, 2024
iShares® Global Healthcare ETF
(Percentages shown are based on Net Assets)

Security	Shares	Value
Common Stocks
Australia — 1.6%
Cochlear Ltd.	35,307	$7,765,106
CSL Ltd.	261,399	49,045,613
Ramsay Health Care Ltd.	99,237	3,653,321
Sonic Healthcare Ltd.	259,548	4,973,663
		65,437,703
Belgium — 0.5%
Argenx SE(a)	32,030	12,628,564
UCB SA	64,915	8,013,552
		20,642,116
Brazil — 0.1%
Rede D'Or Sao Luiz SA(b)	552,765	2,789,505
Denmark — 5.9%
Coloplast A/S, Class B	66,763	9,014,139
Genmab A/S(a)	35,563	10,662,802
Novo Nordisk A/S	1,744,317	223,749,401
		243,426,342
France — 2.5%
EssilorLuxottica SA	154,632	34,979,540
Eurofins Scientific SE	70,263	4,475,781
Sanofi SA	602,250	58,589,543
Sartorius Stedim Biotech	15,195	4,334,016
		102,378,880
Germany — 1.2%
Bayer AG, Registered	530,122	16,234,753
Fresenius Medical Care AG & Co. KGaA	106,954	4,109,670
Fresenius SE & Co. KGaA	221,748	5,979,833
Merck KGaA	69,584	12,270,119
Siemens Healthineers AG(b)	151,878	9,288,486
		47,882,861
Japan — 4.1%
Astellas Pharma Inc.	979,275	10,520,101
Chugai Pharmaceutical Co. Ltd.	348,100	13,302,776
Daiichi Sankyo Co. Ltd.	1,052,700	33,495,728
Eisai Co. Ltd.	164,200	6,763,196
Hoya Corp.	189,700	23,725,939
M3 Inc.	237,200	3,413,622
Olympus Corp.	684,700	9,858,523
Ono Pharmaceutical Co. Ltd.	279,300	4,576,312
Otsuka Holdings Co. Ltd.	302,500	12,565,327
Shionogi & Co. Ltd.	157,800	8,063,857
Sysmex Corp.	268,800	4,796,706
Takeda Pharmaceutical Co. Ltd.	865,492	24,072,687
Terumo Corp.	809,000	14,803,608
		169,958,382
Netherlands — 0.4%
Koninklijke Philips NV(a)	499,304	9,993,043
QIAGEN NV, NVS	119,665	5,114,189
		15,107,232
South Korea — 0.3%
Celltrion Inc.	86,421	11,801,359
Spain — 0.0%
Grifols SA(a)(c)	154,651	1,391,076
Sweden — 0.1%
Getinge AB, Class B	119,250	2,398,463
Switzerland — 6.8%
Alcon Inc.	270,710	22,390,806
Security	Shares	Value
Switzerland (continued)
Lonza Group AG, Registered	40,295	$24,080,224
Novartis AG, Registered	1,127,049	109,164,151
Roche Holding AG, Bearer	14,492	3,907,976
Roche Holding AG, NVS	380,647	97,186,360
Sandoz Group AG(a)	241,578	7,292,210
Sonova Holding AG, Registered	25,839	7,482,794
Straumann Holding AG	62,628	9,992,775
		281,497,296
United Kingdom — 4.0%
AstraZeneca PLC	838,798	112,687,290
GSK PLC	2,239,560	48,084,197
Smith & Nephew PLC	475,357	5,950,985
		166,722,472
United States — 72.0%
Abbott Laboratories	939,372	106,769,022
AbbVie Inc.	958,962	174,626,980
Agilent Technologies Inc.	158,562	23,072,357
Align Technology Inc.(a)	38,451	12,608,852
Amgen Inc.	289,485	82,306,375
Baxter International Inc.	273,615	11,694,305
Becton Dickinson and Co.	156,142	38,637,338
Biogen Inc.(a)	78,674	16,964,475
Bio-Rad Laboratories Inc., Class A(a)	11,215	3,878,932
Bio-Techne Corp.	85,466	6,015,952
Boston Scientific Corp.(a)	792,694	54,291,612
Bristol-Myers Squibb Co.	1,125,800	61,052,134
Cardinal Health Inc.	134,511	15,051,781
Catalent Inc.(a)	97,411	5,498,851
Cencora Inc.	89,734	21,804,465
Centene Corp.(a)	289,206	22,696,887
Charles River Laboratories International Inc.(a)	27,579	7,472,530
Cigna Group (The)	158,272	57,482,808
Cooper Companies Inc. (The)	107,538	10,910,805
CVS Health Corp.	685,379	54,665,829
Danaher Corp.	355,848	88,862,363
DaVita Inc.(a)(c)	29,366	4,053,976
Dentsply Sirona Inc.	114,740	3,808,221
Dexcom Inc.(a)(c)	208,633	28,937,397
Edwards Lifesciences Corp.(a)	328,174	31,360,307
Elevance Health Inc.	127,134	65,924,064
Eli Lilly & Co.	431,478	335,672,625
GE HealthCare Technologies Inc., NVS(a)	229,144	20,831,481
Gilead Sciences Inc.	682,706	50,008,214
HCA Healthcare Inc.	107,174	35,745,744
Henry Schein Inc.(a)(c)	70,296	5,308,754
Hologic Inc.(a)	131,628	10,261,719
Humana Inc.	66,242	22,967,426
IDEXX Laboratories Inc.(a)(c)	44,939	24,263,914
Illumina Inc.(a)	85,424	11,730,424
Incyte Corp.(a)	103,753	5,910,808
Insulet Corp.(a)	37,882	6,492,975
Intuitive Surgical Inc.(a)	190,642	76,083,316
IQVIA Holdings Inc.(a)	98,565	24,926,103
Johnson & Johnson	1,228,624	194,356,031
Laboratory Corp. of America Holdings	48,708	10,640,750
McKesson Corp.	73,375	39,391,369
Medtronic PLC	718,730	62,637,319
Merck & Co. Inc.	1,385,430	182,807,488
Mettler-Toledo International Inc.(a)	11,680	15,549,467
Moderna Inc.(a)(c)	178,996	19,073,814
Molina Healthcare Inc.(a)(c)	31,525	12,951,416
Schedule of Investments
45

Schedule of Investments (continued)
March 31, 2024
iShares® Global Healthcare ETF
(Percentages shown are based on Net Assets)
Security	Shares	Value
United States (continued)
Pfizer Inc.	3,059,506	$84,901,291
Quest Diagnostics Inc.	64,487	8,583,865
Regeneron Pharmaceuticals Inc.(a)	57,998	55,822,495
ResMed Inc.	79,607	15,764,574
Revvity Inc.	66,225	6,953,625
STERIS PLC	53,504	12,028,769
Stryker Corp.	182,968	65,478,758
Teleflex Inc.	25,139	5,685,688
Thermo Fisher Scientific Inc.	209,064	121,510,087
UnitedHealth Group Inc.	500,472	247,583,498
Universal Health Services Inc., Class B	32,836	5,991,257
Vertex Pharmaceuticals Inc.(a)	139,478	58,303,199
Viatris Inc.	659,055	7,869,117
Waters Corp.(a)	31,882	10,974,741
West Pharmaceutical Services Inc.	39,930	15,800,700
Zimmer Biomet Holdings Inc.	112,742	14,879,689
Zoetis Inc.	250,710	42,422,639
		2,958,613,767
Total Common Stocks — 99.5% (Cost: $3,432,675,777)		4,090,047,454
Preferred Stocks
Germany — 0.1%
Sartorius AG, Preference Shares, NVS	14,451	5,738,638
Total Preferred Stocks — 0.1% (Cost: $5,207,009)		5,738,638
Total Long-Term Investments — 99.6% (Cost: $3,437,882,786)		4,095,786,092
Security	Shares	Value
Short-Term Securities
Money Market Funds — 0.6%
BlackRock Cash Funds: Institutional, SL Agency Shares, 5.50%(d)(e)(f)	14,587,037	$14,592,872
BlackRock Cash Funds: Treasury, SL Agency Shares, 5.29%(d)(e)	8,430,000	8,430,000
Total Short-Term Securities — 0.6% (Cost: $23,020,398)		23,022,872
Total Investments — 100.2% (Cost: $3,460,903,184)		4,118,808,964
Liabilities in Excess of Other Assets — (0.2)%		(8,448,772)
Net Assets — 100.0%		$4,110,360,192

(a)	Non-income producing security.
(b)
Security exempt from registration pursuant to Rule 144A under the Securities Act of
1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(c)	All or a portion of this security is on loan.
(d)	Affiliate of the Fund.
(e)	Annualized 7-day yield as of period end.
(f)	All or a portion of this security was purchased with the cash collateral from loaned securities.
Affiliates
Investments in issuers considered to be affiliate(s) of the Fund during the year ended March 31, 2024 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:
Affiliated Issuer	Value at 03/31/23	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 03/31/24	Shares Held at 03/31/24	Income	Capital Gain Distributions from Underlying Funds
BlackRock Cash Funds: Institutional, SL Agency Shares	$28,986,449	$—	$(14,396,332)(a)	$5,636	$(2,881)	$14,592,872	14,587,037	$106,228 (b)	$—
BlackRock Cash Funds: Treasury, SL Agency Shares	5,900,000	2,530,000 (a)	—	—	—	8,430,000	8,430,000	310,112	—
				$5,636	$(2,881)	$23,022,872		$416,340	$—

(a)	Represents net amount purchased (sold).
(b)
All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

46
2024 iShares Annual Report to Shareholders

Schedule of Investments (continued)
March 31, 2024
iShares® Global Healthcare ETF

Derivative Financial Instruments Outstanding as of Period End
Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Long Contracts
E-Mini Health Care Select Sector Index	91	06/21/24	$13,753	$168,449
Derivative Financial Instruments Categorized by Risk Exposure
As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Assets—Derivative Financial Instruments
Futures contracts
Unrealized appreciation on futures contracts(a)	$—	$—	$168,449	$—	$—	$—	$168,449

(a)
Net cumulative unrealized appreciation (depreciation) on futures contracts are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day's variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the period ended March 31, 2024, the effect of derivative financial instruments in the Statements of Operations was as follows:
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from
Futures contracts	$—	$—	$1,425,320	$—	$—	$—	$1,425,320
Net Change in Unrealized Appreciation (Depreciation) on
Futures contracts	$—	$—	$(312,998)	$—	$—	$—	$(312,998)
Average Quarterly Balances of Outstanding Derivative Financial Instruments
Futures contracts:
Average notional value of contracts — long	$12,601,543
For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.
Fair Value Hierarchy as of Period End
Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.
The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.
	Level 1	Level 2	Level 3	Total
Assets
Investments
Long-Term Investments
Common Stocks	$2,961,403,272	$1,128,644,182	$—	$4,090,047,454
Preferred Stocks	—	5,738,638	—	5,738,638
Short-Term Securities
Money Market Funds	23,022,872	—	—	23,022,872
	$2,984,426,144	$1,134,382,820	$—	$4,118,808,964
Schedule of Investments
47

Schedule of Investments (continued)
March 31, 2024
iShares® Global Healthcare ETF

Fair Value Hierarchy as of Period End (continued)
	Level 1	Level 2	Level 3	Total
Derivative Financial Instruments(a)
Assets
Equity Contracts	$168,449	$—	$—	$168,449

(a)	Derivative financial instruments are futures contracts. Futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.
See notes to financial statements.
48
2024 iShares Annual Report to Shareholders

Schedule of Investments
March 31, 2024
iShares® Global Industrials ETF
(Percentages shown are based on Net Assets)

Security	Shares	Value
Common Stocks
Australia — 0.8%
Brambles Ltd.	113,737	$1,196,980
Computershare Ltd.	46,666	794,857
Qantas Airways Ltd.(a)	145,134	515,246
Transurban Group	252,739	2,192,540
		4,699,623
Brazil — 0.3%
CCR SA	82,637	227,707
Localiza Rent a Car SA	70,335	766,822
WEG SA	119,996	913,955
		1,908,484
Canada — 3.6%
CAE Inc.(a)	28,179	581,866
Canadian National Railway Co.	47,399	6,241,600
Canadian Pacific Kansas City Ltd.	75,695	6,673,991
Thomson Reuters Corp.	12,296	1,913,548
Waste Connections Inc.	20,923	3,597,017
WSP Global Inc.	10,046	1,674,346
		20,682,368
Chile — 0.1%
Sociedad Quimica y Minera de Chile SA, ADR(b)	11,906	585,299
Denmark — 1.0%
AP Moller - Maersk A/S, Class A	227	290,858
AP Moller - Maersk A/S, Class B, NVS	386	503,284
DSV A/S	14,704	2,390,203
Vestas Wind Systems A/S(a)	82,619	2,304,541
		5,488,886
Finland — 0.5%
Kone OYJ, Class B	32,528	1,515,385
Metso OYJ	58,466	694,510
Wartsila OYJ Abp	40,284	612,217
		2,822,112
France — 7.2%
Airbus SE	50,534	9,309,817
Alstom SA	23,345	355,506
Bouygues SA	15,777	644,094
Bureau Veritas SA	23,366	713,444
Cie. de Saint-Gobain	41,125	3,191,864
Eiffage SA	6,090	691,167
Getlink SE	26,080	444,048
Legrand SA	21,824	2,311,090
Safran SA	28,500	6,454,443
Schneider Electric SE	43,739	9,888,355
Teleperformance SE	5,175	502,672
Thales SA	8,015	1,366,400
Vinci SA	41,755	5,358,360
		41,231,260
Germany — 4.0%
Brenntag SE	12,060	1,016,429
Daimler Truck Holding AG	41,831	2,119,775
Deutsche Post AG, Registered	76,493	3,296,649
GEA Group AG	12,585	532,095
MTU Aero Engines AG	4,579	1,161,353
Rheinmetall AG	3,683	2,071,396
Siemens AG, Registered	61,343	11,712,763
Siemens Energy AG(a)	41,255	757,184
		22,667,644
Hong Kong — 0.4%
CK Hutchison Holdings Ltd.	216,020	1,039,628
Security	Shares	Value
Hong Kong (continued)
Techtronic Industries Co. Ltd.	109,500	$1,487,871
		2,527,499
Ireland — 0.4%
Kingspan Group PLC	12,891	1,174,066
Ryanair Holdings PLC, ADR(b)	7,419	1,080,132
		2,254,198
Italy — 0.2%
Prysmian SpA	24,071	1,255,397
Japan — 13.6%
AGC Inc.	18,000	653,082
ANA Holdings Inc.	40,300	842,240
Central Japan Railway Co.	84,400	2,096,101
Dai Nippon Printing Co. Ltd.	21,500	658,451
Daifuku Co. Ltd.	31,100	745,448
Daikin Industries Ltd.	23,800	3,249,667
East Japan Railway Co.	91,800	1,761,196
FANUC Corp.	76,600	2,136,869
Hankyu Hanshin Holdings Inc.	21,100	605,385
Hitachi Ltd.	75,600	6,908,361
ITOCHU Corp.	119,000	5,112,192
Japan Airlines Co. Ltd.	35,900	681,659
Kajima Corp.	38,600	792,252
Kintetsu Group Holdings Co. Ltd.	16,100	468,940
Komatsu Ltd.	79,000	2,337,671
Kubota Corp.	86,100	1,350,886
Makita Corp.	23,200	659,356
Marubeni Corp.	137,100	2,374,523
Mitsubishi Corp.	340,800	7,876,303
Mitsubishi Electric Corp.	174,200	2,915,924
Mitsubishi Heavy Industries Ltd.	274,000	2,621,806
Mitsui & Co. Ltd.	123,800	5,787,842
Mitsui OSK Lines Ltd.	29,900	912,147
Nidec Corp.	42,500	1,762,443
Nippon Yusen KK	41,200	1,131,108
Obayashi Corp.	59,700	709,858
Odakyu Electric Railway Co. Ltd.	30,000	413,545
Recruit Holdings Co. Ltd.	138,300	6,127,481
Secom Co. Ltd.	16,900	1,226,145
SG Holdings Co. Ltd.	40,700	515,423
SMC Corp.	4,900	2,764,383
Sumitomo Corp.	100,000	2,408,794
Taisei Corp.	15,200	554,025
Tokyu Corp.	51,400	625,890
TOPPAN Holdings Inc.	27,300	684,329
Toyota Industries Corp.	15,200	1,590,393
Toyota Tsusho Corp.	19,200	1,318,480
West Japan Railway Co.	40,600	846,111
Yamato Holdings Co. Ltd.	27,100	390,037
Yaskawa Electric Corp.	21,600	919,613
		77,536,359
Netherlands — 1.1%
Ferrovial SE	40,440	1,601,094
IMCD NV	4,667	821,439
Randstad NV	10,088	532,703
Wolters Kluwer NV	20,179	3,159,825
		6,115,061
South Korea — 0.2%
LG Energy Solution(a)	3,289	979,796
Spain — 0.3%
ACS Actividades de Construccion y Servicios SA	16,510	691,413
Schedule of Investments
49

Schedule of Investments (continued)
March 31, 2024
iShares® Global Industrials ETF
(Percentages shown are based on Net Assets)
Security	Shares	Value
Spain (continued)
Aena SME SA(c)	6,004	$1,182,508
		1,873,921
Sweden — 3.2%
Alfa Laval AB	23,656	929,546
Assa Abloy AB, Class B	81,080	2,326,858
Atlas Copco AB, Class A	209,994	3,546,494
Atlas Copco AB, Class B	126,127	1,862,889
Epiroc AB	51,176	960,704
Epiroc AB, Class B	31,892	540,089
Nibe Industrier AB, Class B	127,494	626,939
Sandvik AB	88,184	1,957,752
Skanska AB, Class B	29,804	530,766
SKF AB, Class B	31,216	637,269
Trelleborg AB, Class B	18,908	676,112
Volvo AB, Class B	129,022	3,496,683
		18,092,101
Switzerland — 2.3%
ABB Ltd., Registered	131,461	6,098,515
Adecco Group AG, Registered	14,197	561,666
Geberit AG, Registered	2,736	1,616,932
Kuehne + Nagel International AG, Registered	4,563	1,269,511
Schindler Holding AG, Participation Certificates, NVS	3,306	832,180
Schindler Holding AG, Registered	1,645	401,392
SGS SA	12,409	1,204,696
VAT Group AG(c)	2,195	1,133,923
		13,118,815
United Kingdom — 4.9%
Ashtead Group PLC	36,608	2,607,557
BAE Systems PLC	252,648	4,306,491
Bunzl PLC	27,643	1,063,636
DCC PLC	8,286	602,857
Experian PLC	74,995	3,267,753
IMI PLC	20,921	479,274
Intertek Group PLC	13,009	818,888
Melrose Industries PLC	116,017	985,088
RELX PLC	157,382	6,787,166
Rentokil Initial PLC	205,461	1,221,570
Rolls-Royce Holdings PLC(a)	695,478	3,741,924
Smiths Group PLC	28,418	589,063
Spirax-Sarco Engineering PLC	5,926	751,867
Weir Group PLC (The)	21,428	547,362
		27,770,496
United States — 55.4%
3M Co.	45,086	4,782,272
A O Smith Corp.	10,045	898,626
Allegion PLC	7,142	962,099
American Airlines Group Inc.(a)(b)	53,430	820,151
AMETEK Inc.	18,747	3,428,826
Automatic Data Processing Inc.	33,509	8,368,538
Axon Enterprise Inc.(a)	5,857	1,832,538
Boeing Co. (The)(a)	46,961	9,063,003
Broadridge Financial Solutions Inc.	9,514	1,949,038
Builders FirstSource Inc.(a)	10,095	2,105,312
Carrier Global Corp.	68,150	3,961,559
Caterpillar Inc.	41,527	15,216,739
CH Robinson Worldwide Inc.	9,539	726,299
Cintas Corp.	7,040	4,836,691
Copart Inc.(a)	70,974	4,110,814
CSX Corp.	161,199	5,975,647
Cummins Inc.	11,120	3,276,508
Dayforce Inc.(a)(b)	12,755	844,509
Security	Shares	Value
United States (continued)
Deere & Co.	21,241	$8,724,528
Delta Air Lines Inc.	52,123	2,495,128
Dover Corp.	11,433	2,025,813
Eaton Corp. PLC	32,572	10,184,613
Emerson Electric Co.	46,635	5,289,342
Equifax Inc.	9,998	2,674,665
Expeditors International of Washington Inc.	11,733	1,426,381
Fastenal Co.	46,695	3,602,052
FedEx Corp.	18,788	5,443,635
Fortive Corp.	28,718	2,470,322
Generac Holdings Inc.(a)(b)	5,011	632,088
General Dynamics Corp.	18,641	5,265,896
General Electric Co.	88,778	15,583,202
Honeywell International Inc.	53,777	11,037,729
Howmet Aerospace Inc.	32,431	2,219,253
Hubbell Inc., Class B	4,329	1,796,751
Huntington Ingalls Industries Inc.	3,446	1,004,406
IDEX Corp.	6,182	1,508,532
Illinois Tool Works Inc.	22,241	5,967,928
Ingersoll Rand Inc.	33,065	3,139,522
Jacobs Solutions Inc., NVS	10,291	1,582,035
JB Hunt Transport Services Inc.	6,683	1,331,588
Johnson Controls International PLC	55,592	3,631,269
L3Harris Technologies Inc.	15,667	3,338,638
Leidos Holdings Inc.	11,242	1,473,714
Lockheed Martin Corp.	17,618	8,013,900
Masco Corp.	18,058	1,424,415
Nordson Corp.	4,440	1,218,958
Norfolk Southern Corp.	18,380	4,684,511
Northrop Grumman Corp.	11,638	5,570,645
Old Dominion Freight Line Inc.	14,532	3,187,013
Otis Worldwide Corp.	33,233	3,299,040
PACCAR Inc.	42,680	5,287,625
Parker-Hannifin Corp.	10,438	5,801,336
Paychex Inc.	26,117	3,207,168
Paycom Software Inc.	4,021	800,219
Pentair PLC	13,714	1,171,724
Quanta Services Inc.	11,788	3,062,522
Republic Services Inc., Class A	16,715	3,199,920
Robert Half Inc.	8,663	686,803
Rockwell Automation Inc.	9,312	2,712,865
Rollins Inc.	22,960	1,062,359
RTX Corp.	108,588	10,590,588
Snap-on Inc.	4,321	1,279,967
Southwest Airlines Co.	48,728	1,422,370
Stanley Black & Decker Inc.	12,542	1,228,238
Textron Inc.	16,365	1,569,894
Trane Technologies PLC	18,553	5,569,611
TransDigm Group Inc.	4,563	5,619,791
Uber Technologies Inc.(a)	167,866	12,924,003
Union Pacific Corp.	49,741	12,232,804
United Airlines Holdings Inc.(a)	26,823	1,284,285
United Parcel Service Inc., Class B	58,998	8,768,873
United Rentals Inc.	5,506	3,970,432
Veralto Corp.	17,917	1,588,521
Verisk Analytics Inc., Class A	11,773	2,775,249
Waste Management Inc.	29,898	6,372,759
Westinghouse Air Brake Technologies Corp.	14,647	2,133,775
WW Grainger Inc.	3,594	3,656,176
50
2024 iShares Annual Report to Shareholders

Schedule of Investments (continued)
March 31, 2024
iShares® Global Industrials ETF
(Percentages shown are based on Net Assets)
Security	Shares	Value
United States (continued)
Xylem Inc./NY	19,696	$2,545,511
		316,932,069
Total Long-Term Investments — 99.5% (Cost: $509,754,645)		568,541,388
Short-Term Securities
Money Market Funds — 0.5%
BlackRock Cash Funds: Institutional, SL Agency Shares, 5.50%(d)(e)(f)	2,134,726	2,135,580
BlackRock Cash Funds: Treasury, SL Agency Shares, 5.29%(d)(e)	1,110,000	1,110,000
Total Short-Term Securities — 0.5% (Cost: $3,245,769)		3,245,580
Total Investments — 100.0% (Cost: $513,000,414)		571,786,968
Liabilities in Excess of Other Assets — (0.0)%		(210,972)
Net Assets — 100.0%		$571,575,996

(a)	Non-income producing security.
(b)	All or a portion of this security is on loan.
(c)
Security exempt from registration pursuant to Rule 144A under the Securities Act of
1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(d)	Affiliate of the Fund.
(e)	Annualized 7-day yield as of period end.
(f)	All or a portion of this security was purchased with the cash collateral from loaned securities.
Affiliates
Investments in issuers considered to be affiliate(s) of the Fund during the year ended March 31, 2024 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:
Affiliated Issuer	Value at 03/31/23	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 03/31/24	Shares Held at 03/31/24	Income	Capital Gain Distributions from Underlying Funds
BlackRock Cash Funds: Institutional, SL Agency Shares	$3,819,037	$—	$(1,684,426)(a)	$506	$463	$2,135,580	2,134,726	$14,443 (b)	$—
BlackRock Cash Funds: Treasury, SL Agency Shares	310,000	800,000 (a)	—	—	—	1,110,000	1,110,000	48,557	—
				$506	$463	$3,245,580		$63,000	$—

(a)	Represents net amount purchased (sold).
(b)
All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

Derivative Financial Instruments Outstanding as of Period End
Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Long Contracts
TOPIX Index	2	06/13/24	$365	$5,540
Euro STOXX 50 Index	11	06/21/24	599	11,074
Schedule of Investments
51

Schedule of Investments (continued)
March 31, 2024
iShares® Global Industrials ETF

Futures Contracts (continued)
Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
XAI Industrial Index	15	06/21/24	$1,927	$36,144
				$52,758
Derivative Financial Instruments Categorized by Risk Exposure
As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Assets—Derivative Financial Instruments
Futures contracts
Unrealized appreciation on futures contracts(a)	$—	$—	$52,758	$—	$—	$—	$52,758

(a)
Net cumulative unrealized appreciation (depreciation) on futures contracts are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day's variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the period ended March 31, 2024, the effect of derivative financial instruments in the Statements of Operations was as follows:
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from
Futures contracts	$—	$—	$389,811	$—	$—	$—	$389,811
Net Change in Unrealized Appreciation (Depreciation) on
Futures contracts	$—	$—	$12,244	$—	$—	$—	$12,244
Average Quarterly Balances of Outstanding Derivative Financial Instruments
Futures contracts:
Average notional value of contracts — long	$2,308,890
For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.
Fair Value Hierarchy as of Period End
Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.
The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.
	Level 1	Level 2	Level 3	Total
Assets
Investments
Long-Term Investments
Common Stocks	$349,937,639	$218,603,749	$—	$568,541,388
Short-Term Securities
Money Market Funds	3,245,580	—	—	3,245,580
	$353,183,219	$218,603,749	$—	$571,786,968
52
2024 iShares Annual Report to Shareholders

Schedule of Investments (continued)
March 31, 2024
iShares® Global Industrials ETF

Fair Value Hierarchy as of Period End (continued)
	Level 1	Level 2	Level 3	Total
Derivative Financial Instruments(a)
Assets
Equity Contracts	$36,144	$16,614	$—	$52,758

(a)	Derivative financial instruments are futures contracts. Futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.
See notes to financial statements.
Schedule of Investments
53

Schedule of Investments
March 31, 2024
iShares® Global Materials ETF
(Percentages shown are based on Net Assets)

Security	Shares	Value
Common Stocks
Australia — 10.2%
BHP Group Ltd.	507,119	$14,662,811
BlueScope Steel Ltd.	44,711	695,395
Fortescue Ltd.	169,058	2,829,191
James Hardie Industries PLC(a)	43,571	1,751,267
Mineral Resources Ltd.	17,220	794,500
Northern Star Resources Ltd.	115,355	1,088,439
Pilbara Minerals Ltd.(b)	283,560	707,609
Rio Tinto Ltd.	37,150	2,948,421
South32 Ltd.	450,781	879,623
		26,357,256
Belgium — 0.4%
Syensqo SA(a)	7,352	696,642
Umicore SA	19,843	427,807
		1,124,449
Brazil — 1.7%
Vale SA, Class B, ADR	363,398	4,429,822
Canada — 6.7%
Agnico Eagle Mines Ltd.	49,814	2,970,342
Barrick Gold Corp.	176,015	2,927,627
CCL Industries Inc., Class B, NVS	14,375	734,695
First Quantum Minerals Ltd.	70,587	758,737
Franco-Nevada Corp.	19,232	2,291,569
Kinross Gold Corp.	122,191	749,627
Nutrien Ltd.	49,493	2,688,856
Teck Resources Ltd., Class B	45,884	2,100,187
Wheaton Precious Metals Corp.	45,341	2,135,584
		17,357,224
Chile — 0.1%
Empresas CMPC SA	111,415	226,408
Denmark — 0.8%
Novonesis A/S (Novozymes A/S), Class B	35,264	2,074,281
Finland — 1.0%
Stora Enso OYJ, Class R	61,486	855,027
UPM-Kymmene OYJ	53,424	1,779,909
		2,634,936
France — 4.9%
Air Liquide SA	52,414	10,904,656
ArcelorMittal SA	46,197	1,269,822
Arkema SA	6,270	660,104
		12,834,582
Germany — 3.5%
BASF SE	89,320	5,104,093
Covestro AG(a)(c)	19,354	1,058,663
Heidelberg Materials AG	13,160	1,448,671
Symrise AG, Class A	13,219	1,582,457
		9,193,884
Ireland — 2.9%
CRH PLC	73,256	6,322,723
Smurfit Kappa Group PLC	26,007	1,185,811
		7,508,534
Japan — 6.9%
Asahi Kasei Corp.	139,100	1,020,059
JFE Holdings Inc.	60,600	1,004,361
Mitsubishi Chemical Group Corp.	142,600	869,043
Nippon Paint Holdings Co. Ltd.	106,300	765,060
Nippon Steel Corp.	95,229	2,291,636
Nitto Denko Corp.	14,500	1,325,909
Security	Shares	Value
Japan (continued)
Shin-Etsu Chemical Co. Ltd.	200,300	$8,785,541
Sumitomo Chemical Co. Ltd.	166,300	360,322
Sumitomo Metal Mining Co. Ltd.	27,400	818,173
Toray Industries Inc.	162,400	779,822
		18,019,926
Mexico — 1.2%
Cemex SAB de CV, NVS(a)	1,513,507	1,364,204
Grupo Mexico SAB de CV, Series B	312,085	1,858,214
		3,222,418
Netherlands — 0.5%
Akzo Nobel NV	17,106	1,278,117
Norway — 0.5%
Norsk Hydro ASA	136,147	748,180
Yara International ASA	16,228	514,575
		1,262,755
Peru — 0.4%
Southern Copper Corp.	8,468	902,011
South Korea — 1.5%
LG Chem Ltd.	4,708	1,540,952
POSCO Holdings Inc.	7,448	2,332,923
		3,873,875
Sweden — 0.8%
Boliden AB	27,529	764,414
SSAB AB, Class B	63,180	466,499
Svenska Cellulosa AB SCA, Class B	60,268	926,560
		2,157,473
Switzerland — 6.3%
DSM-Firmenich AG	20,739	2,358,689
Givaudan SA, Registered	795	3,539,131
Holcim AG	53,320	4,830,618
SIG Group AG	34,626	767,806
Sika AG, Registered	16,060	4,778,656
		16,274,900
Taiwan — 0.4%
Formosa Plastics Corp.	475,720	1,011,986
United Kingdom — 7.8%
Anglo American PLC	133,860	3,298,687
Antofagasta PLC	34,342	882,110
Croda International PLC	14,292	884,323
DS Smith PLC	138,799	694,293
Glencore PLC	1,111,814	6,101,141
Johnson Matthey PLC	19,255	435,131
Mondi PLC, NVS	43,905	773,312
Rio Tinto PLC	111,861	7,072,396
		20,141,393
United States — 40.3%
Air Products and Chemicals Inc.	22,247	5,389,781
Albemarle Corp.	11,681	1,538,855
Amcor PLC	144,906	1,378,056
Avery Dennison Corp.	8,063	1,800,065
Ball Corp.	31,538	2,124,400
Celanese Corp., Class A	10,035	1,724,615
CF Industries Holdings Inc.	19,137	1,592,390
Corteva Inc.	70,315	4,055,066
Dow Inc.	70,283	4,071,494
DuPont de Nemours Inc.	43,044	3,300,184
Eastman Chemical Co.	11,792	1,181,794
Ecolab Inc.	25,397	5,864,167
54
2024 iShares Annual Report to Shareholders

Schedule of Investments (continued)
March 31, 2024
iShares® Global Materials ETF
(Percentages shown are based on Net Assets)
Security	Shares	Value
United States (continued)
FMC Corp.	12,502	$796,377
Freeport-McMoRan Inc.	143,507	6,747,699
International Flavors & Fragrances Inc.	25,547	2,196,787
International Paper Co.	34,666	1,352,667
Linde PLC	48,526	22,531,594
LyondellBasell Industries NV, Class A	25,616	2,620,004
Martin Marietta Materials Inc.(b)	6,185	3,797,219
Mosaic Co. (The)	32,532	1,055,989
Newmont Corp.	115,337	4,133,678
Nucor Corp.	24,603	4,868,934
Packaging Corp. of America	8,923	1,693,407
PPG Industries Inc.	23,598	3,419,350
Sherwin-Williams Co. (The)	23,567	8,185,526
Steel Dynamics Inc.	15,222	2,256,357
Vulcan Materials Co.	13,297	3,629,017
Westrock Co.	25,657	1,268,739
		104,574,211
Total Common Stocks — 98.8% (Cost: $278,753,956)		256,460,441
Preferred Stocks
Brazil — 0.2%
Gerdau SA, Preference Shares, ADR	115,072	508,618
South Korea — 0.1%
LG Chem Ltd., Preference Shares, NVS	784	174,919
Total Preferred Stocks — 0.3% (Cost: $1,289,795)		683,537
Total Long-Term Investments — 99.1% (Cost: $280,043,751)		257,143,978
Security	Shares	Value
Short-Term Securities
Money Market Funds — 0.6%
BlackRock Cash Funds: Institutional, SL Agency Shares, 5.50%(d)(e)(f)	1,044,285	$1,044,702
BlackRock Cash Funds: Treasury, SL Agency Shares, 5.29%(d)(e)	510,000	510,000
Total Short-Term Securities — 0.6% (Cost: $1,554,806)		1,554,702
Total Investments — 99.7% (Cost: $281,598,557)		258,698,680
Other Assets Less Liabilities — 0.3%		884,767
Net Assets — 100.0%		$259,583,447

(a)	Non-income producing security.
(b)	All or a portion of this security is on loan.
(c)
Security exempt from registration pursuant to Rule 144A under the Securities Act of
1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(d)	Affiliate of the Fund.
(e)	Annualized 7-day yield as of period end.
(f)	All or a portion of this security was purchased with the cash collateral from loaned securities.
Affiliates
Investments in issuers considered to be affiliate(s) of the Fund during the year ended March 31, 2024 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:
Affiliated Issuer	Value at 03/31/23	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 03/31/24	Shares Held at 03/31/24	Income	Capital Gain Distributions from Underlying Funds
BlackRock Cash Funds: Institutional, SL Agency Shares	$1,651,059	$—	$(606,669)(a)	$(44)	$356	$1,044,702	1,044,285	$2,982 (b)	$—
BlackRock Cash Funds: Treasury, SL Agency Shares	530,000	—	(20,000)(a)	—	—	510,000	510,000	16,377	—
				$(44)	$356	$1,554,702		$19,359	$—

(a)	Represents net amount purchased (sold).
(b)
All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

Schedule of Investments
55

Schedule of Investments (continued)
March 31, 2024
iShares® Global Materials ETF

Derivative Financial Instruments Outstanding as of Period End
Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Long Contracts
S&P/TSE 60 Index	3	06/20/24	$594	$6,516
FTSE 100 Index	8	06/21/24	807	24,534
MSCI Emerging Markets Index	9	06/21/24	472	(82)
S&P 500 E-Mini Index	2	06/21/24	531	11,689
				$42,657
Derivative Financial Instruments Categorized by Risk Exposure
As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Assets—Derivative Financial Instruments
Futures contracts
Unrealized appreciation on futures contracts(a)	$—	$—	$42,739	$—	$—	$—	$42,739
Liabilities—Derivative Financial Instruments
Futures contracts
Unrealized depreciation on futures contracts(a)	$—	$—	$82	$—	$—	$—	$82

(a)
Net cumulative unrealized appreciation (depreciation) on futures contracts are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day's variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the period ended March 31, 2024, the effect of derivative financial instruments in the Statements of Operations was as follows:
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from
Futures contracts	$—	$—	$91,214	$—	$—	$—	$91,214
Net Change in Unrealized Appreciation (Depreciation) on
Futures contracts	$—	$—	$(35,080)	$—	$—	$—	$(35,080)
Average Quarterly Balances of Outstanding Derivative Financial Instruments
Futures contracts:
Average notional value of contracts — long	$1,531,674
For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.
56
2024 iShares Annual Report to Shareholders

Schedule of Investments (continued)
March 31, 2024
iShares® Global Materials ETF

Fair Value Hierarchy as of Period End
Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.
The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.
	Level 1	Level 2	Level 3	Total
Assets
Investments
Long-Term Investments
Common Stocks	$127,489,676	$128,970,765	$—	$256,460,441
Preferred Stocks	508,618	174,919	—	683,537
Short-Term Securities
Money Market Funds	1,554,702	—	—	1,554,702
	$129,552,996	$129,145,684	$—	$258,698,680
Derivative Financial Instruments(a)
Assets
Equity Contracts	$18,205	$24,534	$—	$42,739
Liabilities
Equity Contracts	(82)	—	—	(82)
	$18,123	$24,534	$—	42,657

(a)	Derivative financial instruments are futures contracts. Futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.
See notes to financial statements.
Schedule of Investments
57

Schedule of Investments
March 31, 2024
iShares® Global Tech ETF
(Percentages shown are based on Net Assets)

Security	Shares	Value
Common Stocks
Australia — 0.2%
WiseTech Global Ltd.	56,659	$3,465,428
Xero Ltd.(a)	43,546	3,781,074
		7,246,502
Canada — 1.2%
CGI Inc.(a)	63,751	7,033,295
Constellation Software Inc./Canada	6,079	16,604,998
Open Text Corp.	83,991	3,259,065
Shopify Inc., Class A(a)	373,205	28,791,793
		55,689,151
China — 0.2%
Xiaomi Corp., Class B(a)(b)	4,751,600	9,328,707
Finland — 0.1%
Nokia OYJ	1,630,332	5,784,572
France — 0.4%
Capgemini SE	47,997	11,044,620
Dassault Systemes SE	207,151	9,169,983
		20,214,603
Germany — 1.6%
Infineon Technologies AG	403,487	13,720,789
SAP SE	315,040	61,344,225
		75,065,014
Japan — 3.7%
Advantest Corp.	235,700	10,470,468
Canon Inc.	312,600	9,313,934
Disco Corp.	27,200	9,942,506
FUJIFILM Holdings Corp.	384,300	8,629,302
Fujitsu Ltd.	533,000	8,530,132
Keyence Corp.	61,040	28,338,481
Kyocera Corp.	428,800	5,750,678
Lasertec Corp.	24,300	6,709,870
Murata Manufacturing Co. Ltd.	581,800	10,881,057
NEC Corp.	83,500	6,095,945
Nomura Research Institute Ltd.	143,000	4,039,568
NTT Data Group Corp.	181,400	2,883,887
Obic Co. Ltd.	20,100	3,036,126
Omron Corp.	62,800	2,248,680
Renesas Electronics Corp.	441,100	7,860,692
Ricoh Co. Ltd.	192,200	1,707,676
Rohm Co. Ltd.	105,200	1,687,281
TDK Corp.	119,000	5,843,848
Tokyo Electron Ltd.	145,500	37,895,336
		171,865,467
Netherlands — 2.9%
ASM International NV	14,035	8,595,064
ASML Holding NV	123,455	119,684,807
BE Semiconductor Industries NV	25,068	3,839,879
		132,119,750
Singapore — 0.2%
STMicroelectronics NV , New(c)	202,741	8,724,586
South Korea — 2.7%
Samsung Electronics Co. Ltd.	1,586,248	97,089,571
Samsung SDI Co. Ltd.	16,146	5,726,241
SK Hynix Inc.	166,444	22,625,257
		125,441,069
Sweden — 0.3%
Hexagon AB, Class B	649,491	7,677,588
Security	Shares	Value
Sweden (continued)
Telefonaktiebolaget LM Ericsson, Class B	952,236	$5,121,273
		12,798,861
Switzerland — 0.1%
Logitech International SA, Registered	49,205	4,409,224
Temenos AG, Registered	20,332	1,454,355
		5,863,579
Taiwan — 5.2%
Delta Electronics Inc.	589,000	6,303,993
Hon Hai Precision Industry Co. Ltd.	3,726,378	17,465,487
MediaTek Inc.	490,000	18,296,436
Quanta Computer Inc.	852,000	7,460,938
Taiwan Semiconductor Manufacturing Co. Ltd.	7,529,600	183,278,654
United Microelectronics Corp.	3,590,000	5,830,312
		238,635,820
United Kingdom — 0.2%
Halma PLC	117,294	3,502,441
Sage Group PLC (The)	311,310	4,975,369
		8,477,810
United States — 80.3%
Accenture PLC, Class A	193,715	67,143,556
Adobe Inc.(a)	139,647	70,465,876
Advanced Micro Devices Inc.(a)	499,227	90,105,481
Akamai Technologies Inc.(a)	46,592	5,067,346
Amphenol Corp., Class A	185,328	21,377,585
Analog Devices Inc.	153,192	30,299,846
Ansys Inc.(a)	26,845	9,319,510
Apple Inc.	4,186,463	717,894,675
Applied Materials Inc.	257,080	53,017,608
Arista Networks Inc.(a)(c)	77,854	22,576,103
Autodesk Inc.(a)	66,085	17,209,856
Broadcom Inc.	135,956	180,197,442
Cadence Design Systems Inc.(a)	84,055	26,164,640
CDW Corp./DE	41,382	10,584,688
Cisco Systems Inc.	1,255,486	62,661,306
Cognizant Technology Solutions Corp., Class A	153,865	11,276,766
Corning Inc.	237,244	7,819,562
Enphase Energy Inc.(a)(c)	41,944	5,074,385
EPAM Systems Inc.(a)	17,822	4,921,724
F5 Inc.(a)	18,161	3,443,144
Fair Isaac Corp.(a)	7,676	9,592,006
First Solar Inc.(a)	33,002	5,570,738
Fortinet Inc.(a)	196,924	13,451,878
Gartner Inc.(a)	24,077	11,476,784
Gen Digital Inc.	173,162	3,878,829
Hewlett Packard Enterprise Co.	401,652	7,121,290
HP Inc.	269,417	8,141,782
Intel Corp.	1,306,315	57,699,934
International Business Machines Corp.	282,711	53,986,493
Intuit Inc.	86,488	56,217,200
Jabil Inc.	39,407	5,278,568
Juniper Networks Inc.	99,449	3,685,580
Keysight Technologies Inc.(a)(c)	53,957	8,437,796
KLA Corp.	41,772	29,180,666
Lam Research Corp.	40,496	39,344,699
Microchip Technology Inc.	166,954	14,977,443
Micron Technology Inc.	341,069	40,208,624
Microsoft Corp.	2,143,050	901,623,995
Monolithic Power Systems Inc.	14,838	10,051,558
Motorola Solutions Inc.	51,271	18,200,180
NetApp Inc.	63,649	6,681,236
Nvidia Corp.	525,745	475,042,152
58
2024 iShares Annual Report to Shareholders

Schedule of Investments (continued)
March 31, 2024
iShares® Global Tech ETF
(Percentages shown are based on Net Assets)
Security	Shares	Value
United States (continued)
NXP Semiconductors NV	79,632	$19,730,421
ON Semiconductor Corp.(a)(c)	132,027	9,710,586
Oracle Corp.	492,605	61,876,114
Palo Alto Networks Inc.(a)(c)	97,415	27,678,524
PTC Inc.(a)	36,937	6,978,877
Qorvo Inc.(a)	29,827	3,425,034
Qualcomm Inc.	344,804	58,375,317
Roper Technologies Inc.	32,995	18,504,916
Salesforce Inc.	299,079	90,076,613
Seagate Technology Holdings PLC	60,190	5,600,679
ServiceNow Inc.(a)	63,333	48,285,079
Skyworks Solutions Inc.	49,502	5,362,057
Super Micro Computer Inc.(a)	15,549	15,704,956
Synopsys Inc.(a)	47,121	26,929,651
TE Connectivity Ltd.	95,403	13,856,332
Teledyne Technologies Inc.(a)	14,569	6,254,763
Teradyne Inc.	47,230	5,328,961
Texas Instruments Inc.	280,936	48,941,861
Trimble Inc.(a)	76,856	4,946,452
Tyler Technologies Inc.(a)	13,009	5,528,955
VeriSign Inc.(a)	27,228	5,159,978
Western Digital Corp.(a)	100,176	6,836,010
Zebra Technologies Corp., Class A(a)	15,859	4,780,537
		3,696,343,203
Total Common Stocks — 99.3% (Cost: $3,032,206,738)		4,573,598,694
Preferred Stocks
South Korea — 0.3%
Samsung Electronics Co. Ltd., Preference Shares, NVS	254,238	12,689,576
Total Preferred Stocks — 0.3% (Cost: $8,751,782)		12,689,576
Warrants
Canada — 0.0%
Constellation Software Inc., Issued 08/29/23, 1 Share for 1 Warrant, Expires 03/31/40, Strike Price CAD )(d)	5,997	—
Total Warrants — 0.0% (Cost: $—)		—
Total Long-Term Investments — 99.6% (Cost: $3,040,958,520)		4,586,288,270
Security	Shares	Value
Short-Term Securities
Money Market Funds — 0.6%
BlackRock Cash Funds: Institutional, SL Agency Shares, 5.50%(e)(f)(g)	17,618,431	$17,625,479
BlackRock Cash Funds: Treasury, SL Agency Shares, 5.29%(e)(f)	12,960,000	12,960,000
Total Short-Term Securities — 0.6% (Cost: $30,588,297)		30,585,479
Total Investments — 100.2% (Cost: $3,071,546,817)		4,616,873,749
Liabilities in Excess of Other Assets — (0.2)%		(10,888,871)
Net Assets — 100.0%		$4,605,984,878

(a)	Non-income producing security.
(b)
Security exempt from registration pursuant to Rule 144A under the Securities Act of
1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(c)	All or a portion of this security is on loan.
(d)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(e)	Affiliate of the Fund.
(f)	Annualized 7-day yield as of period end.
(g)	All or a portion of this security was purchased with the cash collateral from loaned securities.
Schedule of Investments
59

Schedule of Investments (continued)
March 31, 2024
iShares® Global Tech ETF

Affiliates
Investments in issuers considered to be affiliate(s) of the Fund during the year ended March 31, 2024 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:
Affiliated Issuer	Value at 03/31/23	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 03/31/24	Shares Held at 03/31/24	Income	Capital Gain Distributions from Underlying Funds
BlackRock Cash Funds: Institutional, SL Agency Shares	$6,263,870	$11,365,258 (a)	$—	$(2,588)	$(1,061)	$17,625,479	17,618,431	$31,532 (b)	$—
BlackRock Cash Funds: Treasury, SL Agency Shares	5,680,000	7,280,000 (a)	—	—	—	12,960,000	12,960,000	452,384	—
				$(2,588)	$(1,061)	$30,585,479		$483,916	$—

(a)	Represents net amount purchased (sold).
(b)
All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

Derivative Financial Instruments Outstanding as of Period End
Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Long Contracts
E-Mini Technology Select Sector Index	83	06/21/24	$17,652	$52,058
Derivative Financial Instruments Categorized by Risk Exposure
As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Assets—Derivative Financial Instruments
Futures contracts
Unrealized appreciation on futures contracts(a)	$—	$—	$52,058	$—	$—	$—	$52,058

(a)
Net cumulative unrealized appreciation (depreciation) on futures contracts are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day's variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the period ended March 31, 2024, the effect of derivative financial instruments in the Statements of Operations was as follows:
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from
Futures contracts	$—	$—	$4,648,581	$—	$—	$—	$4,648,581
Net Change in Unrealized Appreciation (Depreciation) on
Futures contracts	$—	$—	$(438,805)	$—	$—	$—	$(438,805)
Average Quarterly Balances of Outstanding Derivative Financial Instruments
Futures contracts:
Average notional value of contracts — long	$14,432,440
For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.
60
2024 iShares Annual Report to Shareholders

Schedule of Investments (continued)
March 31, 2024
iShares® Global Tech ETF

Fair Value Hierarchy as of Period End
Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.
The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.
	Level 1	Level 2	Level 3	Total
Assets
Investments
Long-Term Investments
Common Stocks	$4,097,497,629	$476,101,065	$—	$4,573,598,694
Preferred Stocks	—	12,689,576	—	12,689,576
Warrants	—	—	—	—
Short-Term Securities
Money Market Funds	30,585,479	—	—	30,585,479
	$4,128,083,108	$488,790,641	$—	$4,616,873,749
Derivative Financial Instruments(a)
Assets
Equity Contracts	$52,058	$—	$—	$52,058

(a)	Derivative financial instruments are futures contracts. Futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.
See notes to financial statements.
Schedule of Investments
61

Schedule of Investments
March 31, 2024
iShares® Global Utilities ETF
(Percentages shown are based on Net Assets)

Security	Shares	Value
Common Stocks
Australia — 1.2%
APA Group	106,441	$583,402
Origin Energy Ltd.	141,700	850,018
		1,433,420
Austria — 0.4%
Verbund AG	6,863	501,411
Brazil — 0.6%
Centrais Eletricas Brasileiras SA	85,577	711,521
Canada — 3.8%
Algonquin Power & Utilities Corp.	56,687	358,230
Brookfield Infrastructure Partners LP(a)	38,015	1,187,136
Emera Inc.	23,416	824,067
Fortis Inc./Canada	40,492	1,599,891
Hydro One Ltd.(b)	26,280	766,350
		4,735,674
Chile — 0.1%
Enel Americas SA	1,592,613	155,251
Colombia — 0.1%
Interconexion Electrica SA ESP	36,799	188,315
Denmark — 0.7%
Orsted A/S(a)(b)	15,663	875,230
Finland — 0.4%
Fortum OYJ	36,172	446,586
France — 3.3%
Engie SA	144,554	2,422,341
Veolia Environnement SA	50,211	1,633,455
		4,055,796
Germany — 3.6%
E.ON SE	185,386	2,580,928
RWE AG	55,788	1,896,077
		4,477,005
Italy — 4.8%
Enel SpA	637,750	4,210,104
Snam SpA	169,596	800,782
Terna - Rete Elettrica Nazionale	116,318	961,451
		5,972,337
Japan — 2.7%
Chubu Electric Power Co. Inc.	62,500	817,259
Kansai Electric Power Co. Inc. (The)	68,000	970,278
Osaka Gas Co. Ltd.	34,300	771,612
Tokyo Gas Co. Ltd.	33,500	761,549
		3,320,698
Portugal — 0.8%
EDP - Energias de Portugal SA	245,414	957,515
Spain — 5.9%
Enagas SA	19,446	288,886
Endesa SA	26,132	484,525
Iberdrola SA	455,293	5,654,899
Naturgy Energy Group SA	15,158	328,969
Redeia Corp. SA	33,468	571,668
		7,328,947
United Kingdom — 6.6%
Centrica PLC	461,761	744,385
National Grid PLC	307,786	4,147,108
Security	Shares	Value
United Kingdom (continued)
Severn Trent PLC	22,591	$704,913
SSE PLC	90,547	1,887,722
United Utilities Group PLC	56,457	733,582
		8,217,710
United States — 64.5%
AES Corp. (The)	55,388	993,107
Alliant Energy Corp.	21,094	1,063,138
Ameren Corp.	21,671	1,602,787
American Electric Power Co. Inc.	43,404	3,737,084
American Water Works Co. Inc.	16,088	1,966,114
Atmos Energy Corp.	12,432	1,477,792
CenterPoint Energy Inc.	52,106	1,484,500
CMS Energy Corp.	24,268	1,464,331
Consolidated Edison Inc.	28,506	2,588,630
Constellation Energy Corp.	26,361	4,872,831
Dominion Energy Inc.	69,068	3,397,455
DTE Energy Co.	17,055	1,912,548
Duke Energy Corp.	63,428	6,134,122
Edison International	31,674	2,240,302
Entergy Corp.	17,429	1,841,897
Evergy Inc.	18,994	1,013,900
Eversource Energy	28,791	1,720,838
Exelon Corp.	82,174	3,087,277
FirstEnergy Corp.	42,563	1,643,783
NextEra Energy Inc.	168,788	10,787,242
NiSource Inc.	34,187	945,612
NRG Energy Inc.	18,660	1,263,095
PG&E Corp.	176,135	2,952,023
Pinnacle West Capital Corp.	9,330	697,231
PPL Corp.	60,752	1,672,502
Public Service Enterprise Group Inc.	41,146	2,747,730
Sempra Energy	51,942	3,730,994
Southern Co. (The)	89,722	6,436,656
WEC Energy Group Inc.	26,058	2,139,883
Xcel Energy Inc.	45,573	2,449,549
		80,064,953
Total Long-Term Investments — 99.5% (Cost: $143,060,278)		123,442,369
Short-Term Securities
Money Market Funds — 0.7%
BlackRock Cash Funds: Treasury, SL Agency Shares, 5.29%(c)(d)	870,000	870,000
Total Short-Term Securities — 0.7% (Cost: $870,000)		870,000
Total Investments — 100.2% (Cost: $143,930,278)		124,312,369
Liabilities in Excess of Other Assets — (0.2)%		(278,920)
Net Assets — 100.0%		$124,033,449

(a)	Non-income producing security.
(b)
Security exempt from registration pursuant to Rule 144A under the Securities Act of
1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(c)	Affiliate of the Fund.
(d)	Annualized 7-day yield as of period end.
62
2024 iShares Annual Report to Shareholders

Schedule of Investments (continued)
March 31, 2024
iShares® Global Utilities ETF

Affiliates
Investments in issuers considered to be affiliate(s) of the Fund during the year ended March 31, 2024 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:
Affiliated Issuer	Value at 03/31/23	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 03/31/24	Shares Held at 03/31/24	Income	Capital Gain Distributions from Underlying Funds
BlackRock Cash Funds: Institutional, SL Agency Shares(a)	$—	$—	$(1)(b)	$1	$—	$—	—	$55 (c)	$—
BlackRock Cash Funds: Treasury, SL Agency Shares	110,000	760,000 (b)	—	—	—	870,000	870,000	27,588	—
				$1	$—	$870,000		$27,643	$—

(a)	As of period end, the entity is no longer held.
(b)	Represents net amount purchased (sold).
(c)
All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

Derivative Financial Instruments Outstanding as of Period End
Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Long Contracts
E-Mini Utiliites Select Sector Index	8	06/21/24	$535	$17,352
Euro STOXX 50 Index	1	06/21/24	54	93
				$17,445
Derivative Financial Instruments Categorized by Risk Exposure
As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Assets—Derivative Financial Instruments
Futures contracts
Unrealized appreciation on futures contracts(a)	$—	$—	$17,445	$—	$—	$—	$17,445

(a)
Net cumulative unrealized appreciation (depreciation) on futures contracts are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day's variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the period ended March 31, 2024, the effect of derivative financial instruments in the Statements of Operations was as follows:
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from
Futures contracts	$—	$—	$18,803	$—	$—	$—	$18,803
Net Change in Unrealized Appreciation (Depreciation) on
Futures contracts	$—	$—	$849	$—	$—	$—	$849
Schedule of Investments
63

Schedule of Investments (continued)
March 31, 2024
iShares® Global Utilities ETF

Average Quarterly Balances of Outstanding Derivative Financial Instruments
Futures contracts:
Average notional value of contracts — long	$398,208
For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.
Fair Value Hierarchy as of Period End
Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.
The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.
	Level 1	Level 2	Level 3	Total
Assets
Investments
Long-Term Investments
Common Stocks	$85,855,714	$37,586,655	$—	$123,442,369
Short-Term Securities
Money Market Funds	870,000	—	—	870,000
	$86,725,714	$37,586,655	$—	$124,312,369
Derivative Financial Instruments(a)
Assets
Equity Contracts	$17,352	$93	$—	$17,445

(a)	Derivative financial instruments are futures contracts. Futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.
See notes to financial statements.
64
2024 iShares Annual Report to Shareholders

Statements of Assets and Liabilities
March 31, 2024

	iShares Global Comm Services ETF	iShares Global Consumer Discretionary ETF	iShares Global Consumer Staples ETF	iShares Global Energy ETF
ASSETS
Investments, at value—unaffiliated(a)(b)	$272,915,644	$267,587,168	$863,989,822	$3,345,881,904
Investments, at value—affiliated(c)	2,177,900	290,000	930,000	7,840,000
Cash	158	22,304	123,025	601,143
Cash pledged for futures contracts	40,000	20,000	144,000	733,000
Foreign currency collateral pledged for futures contracts(d)	4,789	21,445	54,781	85,826
Foreign currency, at value(e)	194,448	242,499	872,233	7,416,391
Receivables:
Investments sold	—	—	—	2,229,125
Securities lending income—affiliated	143	39	63	116
Capital shares sold	—	—	—	1,498,494
Dividends— unaffiliated	316,083	402,372	2,989,567	6,112,114
Dividends—affiliated	1,662	1,319	2,628	23,754
Tax reclaims	10,798	71,469	924,043	696,507
Variation margin on futures contracts	—	406	4,034	7,389
Total assets	275,661,625	268,659,021	870,034,196	3,373,125,763
LIABILITIES
Collateral on securities loaned, at value	1,788,319	—	—	—
Payables:
Investments purchased	—	—	—	10,038,682
Investment advisory fees	89,675	88,951	287,838	1,067,298
IRS compliance fee for foreign withholding tax claims	104,330	—	—	1,784,478
Professional fees	1,704	—	—	—
Variation margin on futures contracts	81	—	—	—
Total liabilities	1,984,109	88,951	287,838	12,890,458
Commitments and contingent liabilities
NET ASSETS	$273,677,516	$268,570,070	$869,746,358	$3,360,235,305
NET ASSETS CONSIST OF
Paid-in capital	$372,669,840	$328,909,935	$967,155,069	$3,237,694,109
Accumulated earnings (loss)	(98,992,324)	(60,339,865)	(97,408,711)	122,541,196
NET ASSETS	$273,677,516	$268,570,070	$869,746,358	$3,360,235,305
NET ASSET VALUE
Shares outstanding	3,250,000	1,600,000	14,250,000	78,300,000
Net asset value	$84.21	$167.86	$61.03	$42.91
Shares authorized	Unlimited	Unlimited	Unlimited	Unlimited
Par value	None	None	None	None
(a) Investments, at cost—unaffiliated	$248,705,366	$278,704,693	$902,129,201	$3,000,535,525
(b) Securities loaned, at value	$1,764,772	$—	$—	$—
(c) Investments, at cost—affiliated	$2,178,079	$290,000	$930,000	$7,840,000
(d) Foreign currency collateral pledged, at cost	$4,917	$21,617	$56,268	$87,564
(e) Foreign currency, at cost	$195,537	$243,613	$875,115	$7,427,187
See notes to financial statements.
Financial Statements
65

Statements of Assets and Liabilities (continued)
March 31, 2024

	iShares Global Financials ETF	iShares Global Healthcare ETF	iShares Global Industrials ETF	iShares Global Materials ETF
ASSETS
Investments, at value—unaffiliated(a)(b)	$394,982,357	$4,095,786,092	$568,541,388	$257,143,978
Investments, at value—affiliated(c)	22,811,100	23,022,872	3,245,580	1,554,702
Cash	126,818	614,022	141,409	7,070
Cash pledged for futures contracts	115,000	506,000	80,000	38,000
Foreign currency collateral pledged for futures contracts(d)	43,400	—	40,865	54,749
Foreign currency, at value(e)	697,788	2,881,392	647,152	763,521
Receivables:
Investments sold	61	—	—	—
Securities lending income—affiliated	2,987	2,277	7,183	333
Capital shares sold	—	—	281,404	—
Dividends— unaffiliated	1,103,025	4,519,543	1,092,512	892,509
Dividends—affiliated	3,248	28,702	4,811	933
Tax reclaims	946,895	4,434,877	263,179	262,158
Variation margin on futures contracts	2,842	37	1,458	3,675
Total assets	420,835,521	4,131,795,814	574,346,941	260,721,628
LIABILITIES
Collateral on securities loaned, at value	17,678,704	14,584,330	2,131,089	1,044,811
Payables:
Investments purchased	—	5,203,406	454,005	16
Capital shares redeemed	—	275,617	—	—
Investment advisory fees	131,767	1,372,269	185,851	84,730
IRS compliance fee for foreign withholding tax claims	112,996	—	—	—
Professional fees	—	—	—	8,624
Total liabilities	17,923,467	21,435,622	2,770,945	1,138,181
Commitments and contingent liabilities
NET ASSETS	$402,912,054	$4,110,360,192	$571,575,996	$259,583,447
NET ASSETS CONSIST OF
Paid-in capital	$518,079,440	$3,568,872,244	$549,460,436	$383,974,784
Accumulated earnings (loss)	(115,167,386)	541,487,948	22,115,560	(124,391,337)
NET ASSETS	$402,912,054	$4,110,360,192	$571,575,996	$259,583,447
NET ASSET VALUE
Shares outstanding	4,650,000	44,150,000	4,100,000	2,900,000
Net asset value	$86.65	$93.10	$139.41	$89.51
Shares authorized	Unlimited	Unlimited	Unlimited	Unlimited
Par value	None	None	None	None
(a) Investments, at cost—unaffiliated	$362,127,916	$3,437,882,786	$509,754,645	$280,043,751
(b) Securities loaned, at value	$17,326,682	$13,989,619	$2,094,830	$1,007,502
(c) Investments, at cost—affiliated	$23,080,047	$23,020,398	$3,245,769	$1,554,806
(d) Foreign currency collateral pledged, at cost	$44,289	$—	$41,361	$58,165
(e) Foreign currency, at cost	$701,875	$2,903,801	$649,298	$763,609
See notes to financial statements.
66
2024 iShares Annual Report to Shareholders

Statements of Assets and Liabilities (continued)
March 31, 2024

	iShares Global Tech ETF	iShares Global Utilities ETF
ASSETS
Investments, at value—unaffiliated(a)(b)	$4,586,288,270	$123,442,369
Investments, at value—affiliated(c)	30,585,479	870,000
Cash	2,071,474	72,571
Cash pledged for futures contracts	881,000	34,000
Foreign currency collateral pledged for futures contracts(d)	—	4,315
Foreign currency, at value(e)	2,296,364	145,622
Receivables:
Securities lending income—affiliated	2,689	—
Capital shares sold	43,804	—
Dividends—unaffiliated	2,891,074	178,034
Dividends— affiliated	48,506	3,895
Tax reclaims	62,431	25,727
Variation margin on futures contracts	—	133
Other assets	10,270	—
Total assets	4,625,181,361	124,776,666
LIABILITIES
Collateral on securities loaned, at value	17,627,383	—
Payables:
Investments purchased	43,804	—
Investment advisory fees	1,521,678	40,358
IRS compliance fee for foreign withholding tax claims	—	698,627
Professional fees	3,582	4,232
Variation margin on futures contracts	36	—
Total liabilities	19,196,483	743,217
Commitments and contingent liabilities
NET ASSETS	$4,605,984,878	$124,033,449
NET ASSETS CONSIST OF
Paid-in capital	$3,139,267,165	$192,514,502
Accumulated earnings (loss)	1,466,717,713	(68,481,053)
NET ASSETS	$4,605,984,878	$124,033,449
NET ASSET VALUE
Shares outstanding	61,450,000	2,100,000
Net asset value	$74.96	$59.06
Shares authorized	Unlimited	Unlimited
Par value	None	None
(a) Investments, at cost—unaffiliated	$3,040,958,520	$143,060,278
(b) Securities loaned, at value	$16,909,965	$—
(c) Investments, at cost—affiliated	$30,588,297	$870,000
(d) Foreign currency collateral pledged, at cost	$—	$4,331
(e) Foreign currency, at cost	$2,309,197	$145,748
See notes to financial statements.
Financial Statements
67

Statements of Operations
Year Ended March 31, 2024

	iShares Global Comm Services ETF	iShares Global Consumer Discretionary ETF	iShares Global Consumer Staples ETF	iShares Global Energy ETF
INVESTMENT INCOME
Dividends—unaffiliated	$4,627,247	$4,940,191	$36,406,011	$106,421,109
Dividends—affiliated	36,520	17,324	95,299	209,666
Interest—unaffiliated	5,761	3,013	14,834	52,734
Securities lending income—affiliated—net	4,934	12,953	3,910	6,218
Other income—unaffiliated	—	5,803	—	—
Foreign taxes withheld	(184,511)	(357,803)	(1,530,511)	(4,330,442)
Foreign withholding tax claims	41,006	51,080	—	—
IRS compliance fee for foreign withholding tax claims	(2,413)	—	—	(108,073)
Total investment income	4,528,544	4,672,561	34,989,543	102,251,212
EXPENSES
Investment advisory	1,164,321	1,286,526	4,901,639	9,510,113
Professional	9,599	5,693	4,862	3,782
Commitment costs	206	230	338	2,390
Total expenses	1,174,126	1,292,449	4,906,839	9,516,285
Net investment income	3,354,418	3,380,112	30,082,704	92,734,927
REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments—unaffiliated	(2,729,743)	(8,992,542)	(15,618,598)	(10,192,208)
Investments—affiliated	(952)	2,718	1,244	1,737
Foreign currency transactions	(13,015)	(39,485)	(157,013)	251,499
Futures contracts	231,412	191,019	(9,289)	1,844,170
In-kind redemptions—unaffiliated(a)	26,106,550	22,428,977	56,909,172	49,126,158
	23,594,252	13,590,687	41,125,516	41,031,356
Net change in unrealized appreciation (depreciation) on:
Investments—unaffiliated	53,675,904	28,221,159	(96,009,852)	243,016,856
Investments—affiliated	11	(180)	—	—
Foreign currency translations	(1,824)	1,777	(21,139)	(78,371)
Futures contracts	(11,312)	(17,133)	(234,437)	514,826
	53,662,779	28,205,623	(96,265,428)	243,453,311
Net realized and unrealized gain (loss)	77,257,031	41,796,310	(55,139,912)	284,484,667
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$80,611,449	$45,176,422	$(25,057,208)	$377,219,594
(a) See Note 2 of the Notes to Financial Statements.
See notes to financial statements.
68
2024 iShares Annual Report to Shareholders

Statements of Operations (continued)
Year Ended March 31, 2024

	iShares Global Financials ETF	iShares Global Healthcare ETF	iShares Global Industrials ETF	iShares Global Materials ETF
INVESTMENT INCOME
Dividends—unaffiliated	$13,365,185	$74,917,278	$9,359,737	$9,133,743
Dividends—affiliated	182,456	310,112	48,557	16,377
Interest—unaffiliated	10,357	36,547	5,894	4,234
Securities lending income—affiliated—net	19,831	106,228	14,443	2,982
Other income—unaffiliated	6,297	12,957	—	6,457
Foreign taxes withheld	(964,654)	(3,604,384)	(553,216)	(428,030)
Foreign withholding tax claims	61,379	257,171	—	183,097
IRS compliance fee for foreign withholding tax claims	(189,407)	—	(48,094)	—
Total investment income	12,491,444	72,035,909	8,827,321	8,918,860
EXPENSES
Investment advisory	1,677,386	16,375,826	1,882,117	1,131,750
Professional	32,913	27,018	26,135	22,748
Commitment costs	1,023	—	155	986
Total expenses	1,711,322	16,402,844	1,908,407	1,155,484
Net investment income	10,780,122	55,633,065	6,918,914	7,763,376
REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments—unaffiliated	(6,731,671)	(32,755,418)	(5,612,570)	(3,475,215)
Investments—affiliated	(110,517)	5,636	506	(44)
Foreign currency transactions	(13,994)	(106,316)	(28,039)	(39,302)
Futures contracts	448,042	1,425,320	389,811	91,214
In-kind redemptions—unaffiliated(a)	(361,396)	299,859,962	35,075,344	(1,526,323)
In-kind redemptions—affiliated(a)	(202,295)	—	—	—
	(6,971,831)	268,429,184	29,825,052	(4,949,670)
Net change in unrealized appreciation (depreciation) on:
Investments—unaffiliated	98,010,042	177,155,010	74,674,659	21,518,832
Investments—affiliated	1,385,159	(2,881)	463	356
Foreign currency translations	(11,204)	(62,097)	(424)	(15,164)
Futures contracts	73,159	(312,998)	12,244	(35,080)
	99,457,156	176,777,034	74,686,942	21,468,944
Net realized and unrealized gain	92,485,325	445,206,218	104,511,994	16,519,274
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$103,265,447	$500,839,283	$111,430,908	$24,282,650
(a) See Note 2 of the Notes to Financial Statements.
See notes to financial statements.
Financial Statements
69

Statements of Operations (continued)
Year Ended March 31, 2024

	iShares Global Tech ETF	iShares Global Utilities ETF
INVESTMENT INCOME
Dividends—unaffiliated	$39,112,603	$4,835,512
Dividends—affiliated	452,384	27,588
Interest—unaffiliated	48,085	2,368
Securities lending income—affiliated—net	31,532	55
Non-cash dividends—unaffiliated	—	296,745
Other income—unaffiliated	—	320,748
Foreign taxes withheld	(2,067,876)	(163,304)
Foreign withholding tax claims	36,174	804,474
IRS compliance fee for foreign withholding tax claims	—	(689,726)
Total investment income	37,612,902	5,434,460
EXPENSES
Investment advisory	15,253,598	530,457
Commitment costs	13,399	65
Professional	7,399	118,031
Interest expense	3,981	—
Total expenses	15,278,377	648,553
Net investment income	22,334,525	4,785,907
REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments—unaffiliated	34,665,327	(2,487,258)
Investments—affiliated	(2,588)	1
Foreign currency transactions	(219,798)	(1,753)
Futures contracts	4,648,581	18,803
In-kind redemptions—unaffiliated(a)	276,791,931	147,625
	315,883,453	(2,322,582)
Net change in unrealized appreciation (depreciation) on:
Investments—unaffiliated	915,891,383	(2,192,131)
Investments—affiliated	(1,061)	—
Foreign currency translations	(36,309)	1,074
Futures contracts	(438,805)	849
	915,415,208	(2,190,208)
Net realized and unrealized gain (loss)	1,231,298,661	(4,512,790)
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$1,253,633,186	$273,117
(a) See Note 2 of the Notes to Financial Statements.
See notes to financial statements.
70
2024 iShares Annual Report to Shareholders

Statements of Changes in Net Assets

	iShares Global Comm Services ETF		iShares Global Consumer Discretionary ETF
	Year Ended 03/31/24	Year Ended 03/31/23	Year Ended 03/31/24	Year Ended 03/31/23
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
Net investment income	$3,354,418	$2,803,241	$3,380,112	$3,458,130
Net realized gain (loss)	23,594,252	(9,373,960)	13,590,687	(13,236,888)
Net change in unrealized appreciation (depreciation)	53,662,779	(21,120,876)	28,205,623	(18,050,264)
Net increase (decrease) in net assets resulting from operations	80,611,449	(27,691,595)	45,176,422	(27,829,022)
DISTRIBUTIONS TO SHAREHOLDERS(a)
Decrease in net assets resulting from distributions to shareholders	(4,000,936)	(2,680,016)	(3,556,029)	(3,272,046)
CAPITAL SHARE TRANSACTIONS
Net increase (decrease) in net assets derived from capital share transactions	(59,473,162)	46,641,829	(77,966,973)	(22,847,245)
NET ASSETS
Total increase (decrease) in net assets	17,137,351	16,270,218	(36,346,580)	(53,948,313)
Beginning of year	256,540,165	240,269,947	304,916,650	358,864,963
End of year	$273,677,516	$256,540,165	$268,570,070	$304,916,650

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
See notes to financial statements.
Financial Statements
71

Statements of Changes in Net Assets(continued)

	iShares Global Consumer Staples ETF		iShares Global Energy ETF
	Year Ended 03/31/24	Year Ended 03/31/23	Year Ended 03/31/24	Year Ended 03/31/23
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
Net investment income	$30,082,704	$27,404,809	$92,734,927	$105,959,894
Net realized gain (loss)	41,125,516	(3,811,619)	41,031,356	218,809,541
Net change in unrealized appreciation (depreciation)	(96,265,428)	13,550,641	243,453,311	(137,884,777)
Net increase (decrease) in net assets resulting from operations	(25,057,208)	37,143,831	377,219,594	186,884,658
DISTRIBUTIONS TO SHAREHOLDERS(a)
Decrease in net assets resulting from distributions to shareholders	(32,801,353)	(24,794,345)	(82,209,822)	(103,333,626)
CAPITAL SHARE TRANSACTIONS
Net increase (decrease) in net assets derived from capital share transactions	(609,074,187)	502,554,697	1,266,449,394	(565,617,612)
NET ASSETS
Total increase (decrease) in net assets	(666,932,748)	514,904,183	1,561,459,166	(482,066,580)
Beginning of year	1,536,679,106	1,021,774,923	1,798,776,139	2,280,842,719
End of year	$869,746,358	$1,536,679,106	$3,360,235,305	$1,798,776,139

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
See notes to financial statements.
72
2024 iShares Annual Report to Shareholders

Statements of Changes in Net Assets(continued)

	iShares Global Financials ETF		iShares Global Healthcare ETF
	Year Ended 03/31/24	Year Ended 03/31/23	Year Ended 03/31/24	Year Ended 03/31/23
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
Net investment income	$10,780,122	$23,005,081	$55,633,065	$51,322,730
Net realized gain (loss)	(6,971,831)	(112,153,947)	268,429,184	238,770,770
Net change in unrealized appreciation (depreciation)	99,457,156	(22,033,959)	176,777,034	(403,158,385)
Net increase (decrease) in net assets resulting from operations	103,265,447	(111,182,825)	500,839,283	(113,064,885)
DISTRIBUTIONS TO SHAREHOLDERS(a)
Decrease in net assets resulting from distributions to shareholders	(11,930,274)	(27,379,101)	(56,672,611)	(46,042,619)
CAPITAL SHARE TRANSACTIONS
Net increase (decrease) in net assets derived from capital share transactions	(113,797,848)	(598,208,666)	(417,062,357)	750,358,066
NET ASSETS
Total increase (decrease) in net assets	(22,462,675)	(736,770,592)	27,104,315	591,250,562
Beginning of year	425,374,729	1,162,145,321	4,083,255,877	3,492,005,315
End of year	$402,912,054	$425,374,729	$4,110,360,192	$4,083,255,877

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
See notes to financial statements.
Financial Statements
73

Statements of Changes in Net Assets(continued)

	iShares Global Industrials ETF		iShares Global Materials ETF
	Year Ended 03/31/24	Year Ended 03/31/23	Year Ended 03/31/24	Year Ended 03/31/23
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
Net investment income	$6,918,914	$5,326,682	$7,763,376	$13,017,394
Net realized gain (loss)	29,825,052	(8,631,133)	(4,949,670)	(12,741,655)
Net change in unrealized appreciation (depreciation)	74,686,942	(3,808,019)	21,468,944	(79,806,887)
Net increase (decrease) in net assets resulting from operations	111,430,908	(7,112,470)	24,282,650	(79,531,148)
DISTRIBUTIONS TO SHAREHOLDERS(a)
Decrease in net assets resulting from distributions to shareholders	(7,992,250)	(5,234,413)	(8,736,928)	(22,752,409)
CAPITAL SHARE TRANSACTIONS
Net increase (decrease) in net assets derived from capital share transactions	131,179,158	(27,176,051)	(107,132,459)	(273,573,823)
NET ASSETS
Total increase (decrease) in net assets	234,617,816	(39,522,934)	(91,586,737)	(375,857,380)
Beginning of year	336,958,180	376,481,114	351,170,184	727,027,564
End of year	$571,575,996	$336,958,180	$259,583,447	$351,170,184

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
See notes to financial statements.
74
2024 iShares Annual Report to Shareholders

Statements of Changes in Net Assets(continued)

	iShares Global Tech ETF		iShares Global Utilities ETF
	Year Ended 03/31/24	Year Ended 03/31/23	Year Ended 03/31/24	Year Ended 03/31/23
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
Net investment income	$22,334,525	$25,012,577	$4,785,907	$4,990,892
Net realized gain (loss)	315,883,453	482,657,182	(2,322,582)	(3,520,341)
Net change in unrealized appreciation (depreciation)	915,415,208	(988,068,765)	(2,190,208)	(15,202,838)
Net increase (decrease) in net assets resulting from operations	1,253,633,186	(480,399,006)	273,117	(13,732,287)
DISTRIBUTIONS TO SHAREHOLDERS(a)
Decrease in net assets resulting from distributions to shareholders	(22,141,169)	(23,649,568)	(4,697,007)	(5,088,399)
CAPITAL SHARE TRANSACTIONS
Net increase (decrease) in net assets derived from capital share transactions	196,876,690	(1,320,298,332)	(7,699,045)	(25,424,599)
NET ASSETS
Total increase (decrease) in net assets	1,428,368,707	(1,824,346,906)	(12,122,935)	(44,245,285)
Beginning of year	3,177,616,171	5,001,963,077	136,156,384	180,401,669
End of year	$4,605,984,878	$3,177,616,171	$124,033,449	$136,156,384

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
See notes to financial statements.
Financial Statements
75

Financial Highlights
(For a share outstanding throughout each period)

	iShares Global Comm Services ETF
	Year Ended 03/31/24	Year Ended 03/31/23	Year Ended 03/31/22	Year Ended 03/31/21	Year Ended 03/31/20
Net asset value, beginning of year	$64.14	$73.93	$80.09	$51.81	$56.22
Net investment income(a)	0.83 (b)	0.71 (b)	0.74 (b)	0.66	0.78
Net realized and unrealized gain (loss)(c)	20.17	(9.72)	(5.42)	28.33	(3.85)
Net increase (decrease) from investment operations	21.00	(9.01)	(4.68)	28.99	(3.07)
Distributions from net investment income(d)	(0.93)	(0.78)	(1.48)	(0.71)	(1.34)
Net asset value, end of year	$84.21	$64.14	$73.93	$80.09	$51.81
Total Return(e)
Based on net asset value	33.04%(b)	(12.16)%(b)	(6.03)%(b)	56.20%	(5.70)%
Ratios to Average Net Assets(f)
Total expenses	0.41%	0.42%	0.43%	0.43%	0.46%
Total expenses excluding professional fees for foreign withholding tax claims	0.41%	0.41%	0.41%	N/A	N/A
Net investment income	1.17%(b)	1.18%(b)	0.89%(b)	0.96%	1.34%
Supplemental Data
Net assets, end of year (000)	$273,678	$256,540	$240,270	$320,380	$225,363
Portfolio turnover rate(g)	19%	14%	18%	13%	24%
(a) Based on average shares outstanding.
(b) Reflects the positive effect of foreign withholding tax claims, net of the associated professional fees, which resulted in the following increases for the years ended  March 31, 2024,
March 31, 2023 and March 31, 2022 respectively:
•Net investment income per share by $0.01, $0.03 and $0.10.
• Total return by 0.02%, 0.05% and 0.15%.
• Ratio of net investment income to average net assets by 0.01%, 0.06% and 0.12%.

(c) The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(d) Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(e) Where applicable, assumes the reinvestment of distributions.
(f) Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(g) Portfolio turnover rate excludes in-kind transactions, if any.
See notes to financial statements.
76
2024 iShares Annual Report to Shareholders

Financial Highlights(continued)
(For a share outstanding throughout each period)

	iShares Global Consumer Discretionary ETF
	Year Ended 03/31/24	Year Ended 03/31/23	Year Ended 03/31/22	Year Ended 03/31/21	Year Ended 03/31/20
Net asset value, beginning of year	$145.20	$156.03	$162.55	$95.12	$113.27
Net investment income(a)	1.63 (b)	1.58 (b)	1.02 (b)	1.06	1.75
Net realized and unrealized gain (loss)(c)	22.62	(11.15)	(5.95)	67.38	(18.03)
Net increase (decrease) from investment operations	24.25	(9.57)	(4.93)	68.44	(16.28)
Distributions from net investment income(d)	(1.59)	(1.26)	(1.59)	(1.01)	(1.87)
Net asset value, end of year	$167.86	$145.20	$156.03	$162.55	$95.12
Total Return(e)
Based on net asset value	16.82%(b)	(6.12)%(b)	(3.13)%(b)	72.21%	(14.71)%(f)
Ratios to Average Net Assets(g)
Total expenses	0.41%	0.41%	0.40%	0.43%	0.46%
Net investment income	1.07%(b)	1.17%(b)	0.60%(b)	0.75%	1.47%
Supplemental Data
Net assets, end of year (000)	$268,570	$304,917	$358,865	$430,745	$156,949
Portfolio turnover rate(h)	13%	17%	12%	34%	17%
(a) Based on average shares outstanding.
(b) Reflects the positive effect of foreign withholding tax claims, net of the associated professional fees, which resulted in the following increases for the years ended  March 31, 2024,
March 31, 2023 and March 31, 2022 respectively:
• Net investment income per share by $0.02, $0.01 and $0.03.
• Total return by 0.02%, 0.00% and 0.02%.
• Ratio of net investment income to average net assets by 0.01%, 0.01% and 0.02%.

(c) The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(d) Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(e) Where applicable, assumes the reinvestment of distributions.
(f) Includes payment received from an affiliate, which had no impact on the Fund’s total return.
(g) Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(h) Portfolio turnover rate excludes in-kind transactions, if any.
See notes to financial statements.
Financial Highlights
77

Financial Highlights(continued)
(For a share outstanding throughout each period)

	iShares Global Consumer Staples ETF
	Year Ended 03/31/24	Year Ended 03/31/23	Year Ended 03/31/22	Year Ended 03/31/21	Year Ended 03/31/20
Net asset value, beginning of year	$61.84	$62.11	$58.11	$47.96	$51.67
Net investment income(a)	1.51	1.29 (b)	1.37	1.34	1.18
Net realized and unrealized gain (loss)(c)	(0.55)	(0.38)	4.09	10.17	(3.69)
Net increase (decrease) from investment operations	0.96	0.91	5.46	11.51	(2.51)
Distributions from net investment income(d)	(1.77)	(1.18)	(1.46)	(1.36)	(1.20)
Net asset value, end of year	$61.03	$61.84	$62.11	$58.11	$47.96
Total Return(e)
Based on net asset value	1.72%	1.56%(b)	9.42%	24.21%	(5.10)%
Ratios to Average Net Assets(f)
Total expenses	0.41%	0.41%	0.40%	0.43%	0.46%
Net investment income	2.50%	2.18%(b)	2.22%	2.46%	2.21%
Supplemental Data
Net assets, end of year (000)	$869,746	$1,536,679	$1,021,775	$525,907	$683,380
Portfolio turnover rate(g)	11%	13%	8%	7%	7%
(a) Based on average shares outstanding.
(b) Reflects the positive effect of foreign withholding tax claims, net of the associated professional fees, which resulted in the following increases for the year ended March 31, 2023:
• Net investment income per share by $0.00.
• Total return by 0.01%.
• Ratio of net investment income to average net assets by 0.01%.

(c) The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(d) Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(e) Where applicable, assumes the reinvestment of distributions.
(f) Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(g) Portfolio turnover rate excludes in-kind transactions, if any.
See notes to financial statements.
78
2024 iShares Annual Report to Shareholders

Financial Highlights(continued)
(For a share outstanding throughout each period)

	iShares Global Energy ETF
	Year Ended 03/31/24	Year Ended 03/31/23	Year Ended 03/31/22	Year Ended 03/31/21	Year Ended 03/31/20
Net asset value, beginning of year	$37.71	$36.12	$24.63	$17.06	$33.70
Net investment income(a)	1.55	1.89 (b)	1.22	0.94	1.13
Net realized and unrealized gain (loss)(c)	5.00	1.56	11.37	7.62	(15.61)
Net increase (decrease) from investment operations	6.55	3.45	12.59	8.56	(14.48)
Distributions from net investment income(d)	(1.35)	(1.86)	(1.10)	(0.99)	(2.16)
Net asset value, end of year	$42.91	$37.71	$36.12	$24.63	$17.06
Total Return(e)
Based on net asset value	17.88%	9.39%(b)	52.61%	51.36%	(45.73)%
Ratios to Average Net Assets(f)
Total expenses	0.41%	0.44%	0.40%	0.43%	0.46%
Total expenses excluding professional fees for foreign withholding tax claims	0.41%	0.41%	N/A	N/A	N/A
Net investment income	3.95%	5.03%(b)	4.33%	4.65%	3.78%
Supplemental Data
Net assets, end of year (000)	$3,360,235	$1,798,776	$2,280,843	$1,308,021	$616,818
Portfolio turnover rate(g)	7%	10%	6%	5%	7%
(a) Based on average shares outstanding.
(b) Reflects the positive effect of foreign withholding tax claims, net of the associated professional fees, which resulted in the following increases for the year ended March 31, 2023:
• Net investment income per share by $0.07.
• Total return by 0.24%.
• Ratio of net investment income to average net assets by 0.18%.

(c) The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(d) Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(e) Where applicable, assumes the reinvestment of distributions.
(f) Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(g) Portfolio turnover rate excludes in-kind transactions, if any.
See notes to financial statements.
Financial Highlights
79

Financial Highlights(continued)
(For a share outstanding throughout each period)

	iShares Global Financials ETF
	Year Ended 03/31/24	Year Ended 03/31/23	Year Ended 03/31/22	Year Ended 03/31/21	Year Ended 03/31/20
Net asset value, beginning of year	$69.17	$79.60	$73.29	$47.23	$61.61
Net investment income(a)	1.93 (b)	2.19 (b)	1.65 (b)	1.36	1.71
Net realized and unrealized gain (loss)(c)	17.61	(10.01)	6.01	26.09	(14.12)
Net increase (decrease) from investment operations	19.54	(7.82)	7.66	27.45	(12.41)
Distributions from net investment income(d)	(2.06)	(2.61)	(1.35)	(1.39)	(1.97)
Net asset value, end of year	$86.65	$69.17	$79.60	$73.29	$47.23
Total Return(e)
Based on net asset value	28.85%(b)	(9.86)%(b)(f)	10.48%(b)	58.99%	(20.99)%(g)
Ratios to Average Net Assets(h)
Total expenses	0.41%	0.42%	0.40%	0.43%	0.46%
Total expenses excluding professional fees for foreign withholding tax claims	0.41%	0.41%	0.40%	0.43%	N/A
Net investment income	2.61%(b)	3.12%(b)	2.07%(b)	2.28%	2.66%
Supplemental Data
Net assets, end of year (000)	$402,912	$425,375	$1,162,145	$472,743	$203,073
Portfolio turnover rate(i)	5%	13%	12%	4%	7%
(a) Based on average shares outstanding.
(b) Reflects the positive effect of foreign withholding tax claims, net of the associated professional fees, which resulted in the following increases for the years ended  March 31, 2024,
March 31, 2023 and March 31, 2022 respectively:
• Net investment income per share by $0.01, $0.03 and $0.01.
• Total return by 0.01%, 0.06% and 0.02%.
• Ratio of net investment income to average net assets by 0.01%, 0.04% and 0.01%.

(c) The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(d) Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(e) Where applicable, assumes the reinvestment of distributions.
(f) Includes proceeds received from a class action litigation, which impacted the Fund’s total return. Not including these proceeds, the Fund’s total return would have been (9.92)% for the year ended March 31, 2023.

(g) Includes payment received from an affiliate, which had no impact on the Fund’s total return.
(h) Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(i) Portfolio turnover rate excludes in-kind transactions, if any.
See notes to financial statements.
80
2024 iShares Annual Report to Shareholders

Financial Highlights(continued)
(For a share outstanding throughout each period)

	iShares Global Healthcare ETF
	Year Ended 03/31/24	Year Ended 03/31/23	Year Ended 03/31/22	Year Ended 03/31/21	Year Ended 03/31/20
Net asset value, beginning of year	$83.42	$87.41	$76.96	$60.95	$61.13
Net investment income(a)	1.18 (b)	1.11 (b)	1.07	1.02	0.96
Net realized and unrealized gain (loss)(c)	9.70	(4.11)	10.39	15.96	(0.16)
Net increase (decrease) from investment operations	10.88	(3.00)	11.46	16.98	0.80
Distributions from net investment income(d)	(1.20)	(0.99)	(1.01)	(0.97)	(0.98)
Net asset value, end of year	$93.10	$83.42	$87.41	$76.96	$60.95
Total Return(e)
Based on net asset value	13.22%(b)	(3.44)%(b)	14.94%	28.03%	1.23%
Ratios to Average Net Assets(f)
Total expenses	0.41%	0.42%	0.40%	0.43%	0.46%
Total expenses excluding professional fees for foreign withholding tax claims	0.41%	0.41%	N/A	N/A	N/A
Net investment income	1.38%(b)	1.34%(b)	1.27%	1.41%	1.52%
Supplemental Data
Net assets, end of year (000)	$4,110,360	$4,083,256	$3,492,005	$2,705,201	$1,947,392
Portfolio turnover rate(g)	3%	3%	4%	5%	5%
(a) Based on average shares outstanding.
(b) Reflects the positive effect of foreign withholding tax claims, net of the associated professional fees, which resulted in the following increases for the years ended March 31, 2024 and
March 31, 2023 respectively:
• Net investment income per share by $0.00 and $0.01.
• Total return by 0.01% and 0.01%.
• Ratio of net investment income to average net assets by 0.01% and 0.01%.

(c) The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(d) Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(e) Where applicable, assumes the reinvestment of distributions.
(f) Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(g) Portfolio turnover rate excludes in-kind transactions, if any.
See notes to financial statements.
Financial Highlights
81

Financial Highlights(continued)
(For a share outstanding throughout each period)

	iShares Global Industrials ETF
	Year Ended 03/31/24	Year Ended 03/31/23	Year Ended 03/31/22	Year Ended 03/31/21	Year Ended 03/31/20
Net asset value, beginning of year	$114.22	$115.84	$115.74	$71.50	$88.88
Net investment income(a)	1.80	1.77 (b)	1.53 (b)	1.32	1.61
Net realized and unrealized gain (loss)(c)	25.73	(1.65)	0.32	44.27	(17.32)
Net increase (decrease) from investment operations	27.53	0.12	1.85	45.59	(15.71)
Distributions from net investment income(d)	(2.34)	(1.74)	(1.75)	(1.35)	(1.67)
Net asset value, end of year	$139.41	$114.22	$115.84	$115.74	$71.50
Total Return(e)
Based on net asset value	24.45%	0.22%(b)	1.54%(b)	64.27%	(18.08)%
Ratios to Average Net Assets(f)
Total expenses	0.41%	0.42%	0.41%	0.43%	0.46%
Total expenses excluding professional fees for foreign withholding tax claims	0.41%	0.41%	0.40%	0.43%	N/A
Net investment income	1.49%	1.69%(b)	1.27%(b)	1.34%	1.75%
Supplemental Data
Net assets, end of year (000)	$571,576	$336,958	$376,481	$422,466	$146,580
Portfolio turnover rate(g)	9%	9%	7%	8%	5%
(a) Based on average shares outstanding.
(b) Reflects the positive effect of foreign withholding tax claims, net of the associated professional fees, which resulted in the following increases for the years ended March 31, 2023 and
March 31, 2022 respectively:
• Net investment income per share by $0.02 and $0.05.
• Total return by 0.01% and 0.05%.
• Ratio of net investment income to average net assets by 0.01% and 0.04%.

(c) The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(d) Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(e) Where applicable, assumes the reinvestment of distributions.
(f) Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(g) Portfolio turnover rate excludes in-kind transactions, if any.
See notes to financial statements.
82
2024 iShares Annual Report to Shareholders

Financial Highlights(continued)
(For a share outstanding throughout each period)

	iShares Global Materials ETF
	Year Ended 03/31/24	Year Ended 03/31/23	Year Ended 03/31/22	Year Ended 03/31/21	Year Ended 03/31/20
Net asset value, beginning of year	$83.61	$93.81	$86.59	$49.67	$64.22
Net investment income(a)	2.29 (b)	2.60 (b)	3.16 (b)	2.07	1.54
Net realized and unrealized gain (loss)(c)	6.16	(9.00)	7.23	35.84	(13.63)
Net increase (decrease) from investment operations	8.45	(6.40)	10.39	37.91	(12.09)
Distributions from net investment income(d)	(2.55)	(3.80)	(3.17)	(0.99)	(2.46)
Net asset value, end of year	$89.51	$83.61	$93.81	$86.59	$49.67
Total Return(e)
Based on net asset value	10.40%(b)	(6.77)%(b)	12.19%(b)	76.78%	(19.66)%
Ratios to Average Net Assets(f)
Total expenses	0.42%	0.41%	0.40%	0.43%	0.45%
Total expenses excluding professional fees for foreign withholding tax claims	0.41%	0.41%	0.40%	N/A	N/A
Net investment income	2.79%(b)	3.20%(b)	3.48%(b)	2.76%	2.43%
Supplemental Data
Net assets, end of year (000)	$259,583	$351,170	$727,028	$722,999	$129,132
Portfolio turnover rate(g)	5%	9%	6%	4%	12%
(a) Based on average shares outstanding.
(b) Reflects the positive effect of foreign withholding tax claims, net of the associated professional fees, which resulted in the following increases for the years ended March 31,2024,
March 31, 2023 and March 31, 2022 respectively:
• Net investment income per share by $0.05, $0.00 and $0.01.
• Total return by 0.07%, 0.01% and (0.01%).
• Ratio of net investment income to average net assets by 0.06%, 0.00% and 0.01%.

(c) The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(d) Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(e) Where applicable, assumes the reinvestment of distributions.
(f) Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(g) Portfolio turnover rate excludes in-kind transactions, if any.
See notes to financial statements.
Financial Highlights
83

Financial Highlights(continued)
(For a share outstanding throughout each period)

	iShares Global Tech ETF
	Year Ended 03/31/24	Year Ended 03/31/23	Year Ended 03/31/22(a)	Year Ended 03/31/21(a)	Year Ended 03/31/20(a)
Net asset value, beginning of year	$54.36	$57.86	$51.13	$30.49	$28.48
Net investment income(b)	0.38	0.37 (c)	0.29 (c)	0.33	0.38
Net realized and unrealized gain (loss)(d)	20.60	(3.51)	6.81	20.62	2.00
Net increase (decrease) from investment operations	20.98	(3.14)	7.10	20.95	2.38
Distributions from net investment income(e)	(0.38)	(0.36)	(0.37)	(0.31)	(0.37)
Net asset value, end of year	$74.96	$54.36	$57.86	$51.13	$30.49
Total Return(f)
Based on net asset value	38.70%	(5.34)%(c)	13.89%(c)	68.97%	8.33%
Ratios to Average Net Assets(g)
Total expenses	0.41%	0.41%	0.40%	0.43%	0.46%
Net investment income	0.59%	0.77%(c)	0.50%(c)	0.75%	1.21%
Supplemental Data
Net assets, end of year (000)	$4,605,985	$3,177,616	$5,001,963	$5,046,541	$2,752,872
Portfolio turnover rate(h)	11%	12%	7%	4%	7%
(a) Per share amounts reflect a six-for-one stock split effective after the close of trading on July 16, 2021.
(b) Based on average shares outstanding.
(c) Reflects the positive effect of foreign withholding tax claims, net of the associated professional fees, which resulted in the following increases for the year ended March 31, 2023 and
March 31,2022 respectively:
• Net investment income per share by $0.00 and $0.00.
• Total return by 0.01% and 0.01%.
• Ratio of net investment income to average net assets by 0.00% and 0.00%.

(d) The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(e) Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(f) Where applicable, assumes the reinvestment of distributions.
(g) Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(h) Portfolio turnover rate excludes in-kind transactions, if any.
See notes to financial statements.
84
2024 iShares Annual Report to Shareholders

Financial Highlights(continued)
(For a share outstanding throughout each period)

	iShares Global Utilities ETF
	Year Ended 03/31/24	Year Ended 03/31/23	Year Ended 03/31/22	Year Ended 03/31/21	Year Ended 03/31/20
Net asset value, beginning of year	$60.51	$65.60	$60.51	$50.71	$54.08
Net investment income(a)	2.13 (b)	1.86 (b)	1.81	1.71	1.62
Net realized and unrealized gain (loss)(c)	(1.49)	(5.06)	5.08	9.68	(2.98)
Net increase (decrease) from investment operations	0.64	(3.20)	6.89	11.39	(1.36)
Distributions from net investment income(d)	(2.09)	(1.89)	(1.80)	(1.59)	(2.01)
Net asset value, end of year	$59.06	$60.51	$65.60	$60.51	$50.71
Total Return(e)
Based on net asset value	1.15%(b)	(4.93)%(b)	11.59%	22.70%	(2.84)%
Ratios to Average Net Assets(f)
Total expenses	0.50%	0.43%	0.42%	0.43%	0.46%
Total expenses excluding professional fees for foreign withholding tax claims	0.41%	0.41%	N/A	N/A	N/A
Net investment income	3.67%(b)	3.06%(b)	2.91%	3.03%	2.87%
Supplemental Data
Net assets, end of year (000)	$124,033	$136,156	$180,402	$151,268	$152,123
Portfolio turnover rate(g)	6%	9%	9%	7%	6%
(a) Based on average shares outstanding.
(b) Reflects the positive effect of foreign withholding tax claims, net of the associated professional fees, which resulted in the following increases for the years ended March 31, 2024 and
March 31, 2023 respectively:
• Net investment income per share by $0.31 and $0.06.
• Total return by 0.56% and 0.12%.
• Ratio of net investment income to average net assets by 0.53% and 0.11%.

(c) The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(d) Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(e) Where applicable, assumes the reinvestment of distributions.
(f) Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(g) Portfolio turnover rate excludes in-kind transactions, if any.
See notes to financial statements.
Financial Highlights
85

Notes to Financial Statements
1. ORGANIZATION
iShares Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust is organized as a Delaware statutory trust and is authorized to have multiple series or portfolios.
These financial statements relate only to the following funds (each, a “Fund” and collectively, the “Funds”):
iShares ETF	Diversification Classification
Global Comm Services	Non-diversified
Global Consumer Discretionary	Diversified
Global Consumer Staples	Diversified
Global Energy	Non-diversified
Global Financials	Diversified
Global Healthcare	Diversified
Global Industrials	Diversified
Global Materials	Diversified
Global Tech	Non-diversified
Global Utilities	Diversified
2. SIGNIFICANT ACCOUNTING POLICIES
The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period.  Actual results could differ from those estimates. Each Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:
Investment Transactions and Income Recognition: For financial reporting purposes, investment transactions are recorded on the dates the transactions are executed. Realized gains and losses on investment transactions are determined using the specific identification method.  Dividend income and capital gain distributions, if any, are recorded on the ex-dividend date. Non-cash dividends, if any, are recorded on the ex-dividend date at fair value. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Funds are informed of the ex-dividend date. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Upon notification from issuers or as estimated by management, a portion of the dividend income received from a real estate investment trust may be redesignated as a reduction of cost of the related investment and/or realized gain.
Foreign Currency Translation: Each Fund’s books and records are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using prevailing market rates as quoted by one or more data service providers. Purchases and sales of investments are recorded at the rates of exchange prevailing on the respective dates of such transactions. Generally, when the U.S. dollar rises in value against a foreign currency, the investments denominated in that currency will lose value; the opposite effect occurs if the U.S. dollar falls in relative value.
Each Fund does not isolate the effect of fluctuations in foreign exchange rates from the effect of fluctuations in the market prices of investments for financial reporting purposes. Accordingly, the effects of changes in exchange rates on investments are not segregated in the Statements of Operations from the effects of changes in market prices of those investments, but are included as a component of net realized and unrealized gain (loss) from investments. Each Fund reports realized currency gains (losses) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are generally treated as ordinary income for U.S. federal income tax purposes.
Foreign Taxes: Certain Funds may be subject to foreign taxes (a portion of which may be reclaimable) on income, stock dividends, capital gains on investments, or certain foreign currency transactions.  All foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which each Fund invests.  These foreign taxes, if any, are paid by each Fund and are reflected in its Statements of Operations as follows:  foreign taxes withheld at source are presented as a reduction of income, foreign taxes on securities lending income are presented as a reduction of securities lending income, foreign taxes on stock dividends are presented as “Other foreign taxes”, and foreign taxes on capital gains from sales of investments and foreign taxes on foreign currency transactions are included in their respective net realized gain (loss) categories. Foreign taxes payable or deferred as of March 31, 2024, if any, are disclosed in the Statements of Assets and Liabilities.
Certain Funds file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. The Funds may record a reclaim receivable based on collectability, which includes factors such as the jurisdiction’s applicable laws, payment history and market convention. The Statements of Operations includes tax reclaims recorded as well as professional and other fees, if any, associated with recovery of foreign withholding taxes.
Bank Overdraft:Certain Funds had outstanding cash disbursements exceeding deposited cash amounts at the custodian during the reporting period. The Funds are obligated to repay the custodian for any overdraft, including any related costs or expenses, where applicable. For financial reporting purposes, overdraft fees, if any, are included in interest expense in the Statements of Operations.
Collateralization: If required by an exchange or counterparty agreement, the Funds may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments.
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Notes to Financial Statements  (continued)
In-kind Redemptions: For financial reporting purposes, in-kind redemptions are treated as sales of securities resulting in realized capital gains or losses to the Funds. Because such gains or losses are not taxable to the Funds and are not distributed to existing Fund shareholders, the gains or losses are reclassified from accumulated net realized gain (loss) to paid-in capital at the end of the Funds’ tax year. These reclassifications have no effect on net assets or net asset value (“NAV”) per share.
Distributions: Dividends and distributions paid by each Fund are recorded on the ex-dividend dates. Distributions are determined on a tax basis and may differ from net investment income and net realized capital gains for financial reporting purposes. Dividends and distributions are paid in U.S. dollars and cannot be automatically reinvested in additional shares of the Funds.
Indemnifications: In the normal course of business, each Fund enters into contracts that contain a variety of representations that provide general indemnification. The Funds’ maximum exposure under these arrangements is unknown because it involves future potential claims against the Funds, which cannot be predicted with any certainty.
3. INVESTMENT  VALUATION AND FAIR VALUE MEASUREMENTS
Investment  Valuation Policies: Each Fund’s investments are valued at fair value (also referred to as “market value” within the financial statements) each day that the Fund’s listing exchange is open and, for financial reporting purposes, as of the report date. U.S. GAAP defines fair value as the price a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Board of Trustees of the Trust (the “Board”) of each Fund has approved the designation of BlackRock Fund Advisors (“BFA”), the Funds’ investment adviser, as the valuation designee for each Fund. Each Fund determines the fair values of its financial instruments using various independent dealers or pricing services under BFA’s policies. If a security’s market price is not readily available or does not otherwise accurately represent the fair value of the security, the security will be valued in accordance with BFA’s policies and procedures as reflecting fair value. BFA has formed a committee (the “Valuation Committee”) to develop pricing policies and procedures and to oversee the pricing function for all financial instruments, with assistance from other BlackRock pricing committees.
Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of each Fund’s assets and liabilities:
• Equity investments traded on a recognized securities exchange are valued at that day’s official closing price, as applicable, on the exchange where the stock is primarily traded. Equity investments traded on a recognized exchange for which there were no sales on that day are valued at the last traded price.
• Investments in open-end U.S. mutual funds (including money market funds) are valued at that day’s published NAV.
• Futures contracts are valued based on that day’s last reported settlement or trade price on the exchange where the contract is traded.
Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of trading on the New York Stock Exchange (“NYSE”). Each business day, the Funds use current market factors supplied by independent pricing services to value certain foreign instruments (“Systematic Fair Value Price”). The Systematic Fair Value Price is designed to value such foreign securities at fair value as of the close of trading on the NYSE, which follows the close of the local markets.
If events (e.g., market volatility, company announcement or a natural disaster) occur that are expected to materially affect the value of such investment, or in the event that application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Valuation Committee, in accordance with BFA’s policies and procedures as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Valuation Committee include market approach, income approach and cost approach. Valuation techniques such as discounted cash flow, use of market comparables and matrix pricing are types of valuation approaches and are typically used in determining fair value. When determining the price for Fair Valued Investments, the Valuation Committee seeks to determine the price that each Fund might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Valuation Committee deems relevant and consistent with the principles of fair value measurement.
Fair value pricing could result in a difference between the prices used to calculate a fund’s NAV and the prices used by the fund’s underlying index, which in turn could result in a difference between the fund’s performance and the performance of the fund’s underlying index.
Fair  Value Hierarchy: Various inputs are used in determining the fair value of financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial reporting purposes as follows:
• Level 1 – Unadjusted price quotations in active markets/exchanges for identical assets or liabilities that each Fund has the ability to access;
• Level 2 – Other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs); and
• Level 3 – Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, (including the Valuation Committee’s assumptions used in determining the fair value of financial instruments).
The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is
Notes to Financial Statements
87

Notes to Financial Statements  (continued)
determined based on the lowest level input that is significant to the fair value measurement in its entirety. Investments classified within Level 3 have significant unobservable inputs used by the Valuation Committee in determining the price for Fair Valued Investments. Level 3 investments include equity or debt issued by privately held companies or funds that may not have a secondary market and/or may have a limited number of investors. The categorization of a value determined for financial instruments is based on the pricing transparency of the financial instruments and is not necessarily an indication of the risks associated with investing in those securities.
4. SECURITIES AND OTHER INVESTMENTS
Warrants: Warrants entitle a fund to purchase a specified number of shares of common stock and are non-income producing. The purchase price and number of shares are subject to adjustment under certain conditions until the expiration date of the warrants, if any. If the price of the underlying stock does not rise above the strike price before the warrant expires, the warrant generally expires without any value and a fund will lose any amount it paid for the warrant. Thus, investments in warrants may involve more risk than investments in common stock. Warrants may trade in the same markets as their underlying stock; however, the price of the warrant does not necessarily move with the price of the underlying stock.
Securities Lending: Each Fund may lend its securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Fund collateral consisting of cash, an irrevocable letter of credit issued by an approved bank, or securities issued or guaranteed by the U.S. government. The initial collateral received by each Fund is required to have a value of at least 102% of the current market value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter at a value equal to at least 100% of the current value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the Fund and any additional required collateral is delivered to the Fund or excess collateral is returned by the Fund, on the next business day. During the term of the loan, each Fund is entitled to all distributions made on or in respect of the loaned securities but does not receive interest income on securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.
As of period end, any securities on loan were collateralized by cash and/or U.S. Government obligations. Cash collateral invested in money market funds managed by BFA, or its affiliates is disclosed in the Schedule of Investments. Any non-cash collateral received cannot be sold, re-invested or pledged by the Fund, except in the event of borrower default. The securities on loan, if any, are also disclosed in each Fund’s Schedule of Investments. The market value of any securities on loan and the value of any related cash collateral are disclosed in the Statements of Assets and Liabilities.
Securities lending transactions are entered into by the Funds under Master Securities Lending Agreements (each, an “MSLA”) which provide the right, in the event of default (including bankruptcy or insolvency) for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, the Funds, as lender, would offset the market value of the collateral received against the market value of the securities loaned. When the value of the collateral is greater than that of the market value of the securities loaned, the lender is left with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, absent an event of default, the borrower can resell or re-pledge the loaned securities, and the Funds can reinvest cash collateral received in connection with loaned securities. Upon an event of default, the parties’ obligations to return the securities or collateral to the other party are extinguished, and the parties can resell or re-pledge the loaned securities or the collateral received in connection with the loaned securities in order to satisfy the defaulting party’s net payment obligation for all transactions under the MSLA. The defaulting party remains liable for any deficiency.
As of period end, the following table is a summary of the securities on loan by counterparty which are subject to offset under an MSLA:
iShares ETF and Counterparty	Securities Loaned at Value	Cash Collateral Received(a)	Non-Cash Collateral Received, at Fair Value(a)	Net Amount
Global Comm Services
Barclays Bank PLC	$169,958	$(169,958)	$—	$—
BofA Securities, Inc.	35,669	(35,669)	—	—
J.P. Morgan Securities LLC	1,559,145	(1,559,145)	—	—
	$1,764,772	$(1,764,772)	$—	$—
Global Financials
Toronto-Dominion Bank	$17,326,682	$(17,326,682)	$—	$—
Global Healthcare
Barclays Bank PLC	$3,750,912	$(3,750,912)	$—	$—
Barclays Capital, Inc.	117,216	(117,216)	—	—
BofA Securities, Inc.	149,184	(149,184)	—	—
J.P. Morgan Securities LLC	1,542,821	(1,542,821)	—	—
Jefferies LLC	52,864	(52,864)	—	—
Morgan Stanley	356,605	(356,605)	—	—
National Financial Services LLC	604,160	(604,160)	—	—
Natixis SA	164,332	(164,332)	—	—
SG Americas Securities LLC	1,478,988	(1,478,988)	—	—
UBS AG	5,467,397	(5,467,397)	—	—
Virtu Americas LLC	305,140	(305,140)	—	—
	$13,989,619	$(13,989,619)	$—	$—
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2024 iShares Annual Report to Shareholders

Notes to Financial Statements  (continued)
iShares ETF and Counterparty	Securities Loaned at Value	Cash Collateral Received(a)	Non-Cash Collateral Received, at Fair Value(a)	Net Amount
Global Industrials
Goldman Sachs & Co. LLC	$802,053	$(802,053)	$—	$—
J.P. Morgan Securities LLC	572,370	(572,370)	—	—
Scotia Capital (USA), Inc.	3,154	(3,154)	—	—
Toronto-Dominion Bank	717,253	(717,253)	—	—
	$2,094,830	$(2,094,830)	$—	$—
Global Materials
Morgan Stanley	$700,532	$(700,532)	$—	$—
Natixis SA	306,970	(306,970)	—	—
	$1,007,502	$(1,007,502)	$—	$—
Global Tech
Barclays Bank PLC	$252,863	$(252,863)	$—	$—
BofA Securities, Inc.	2,596,019	(2,596,019)	—	—
Morgan Stanley	859,079	(859,079)	—	—
Scotia Capital (USA), Inc.	9,527,741	(9,527,741)	—	—
SG Americas Securities LLC	1,681,622	(1,681,622)	—	—
Wells Fargo Bank N.A.	1,992,641	(1,992,641)	—	—
	$16,909,965	$(16,909,965)	$—	$—

(a)
Collateral received, if any, in excess of the market value of securities on loan is not presented in this table. The total cash collateral received by each Fund is disclosed in the Fund’s
Statements of Assets and Liabilities.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, each Fund benefits from a borrower default indemnity provided by BlackRock, Inc. (“BlackRock”). BlackRock’s indemnity allows for full replacement of the securities loaned to the extent the collateral received does not cover the value of the securities loaned in the event of borrower default. Each Fund could incur a loss if the value of an investment purchased with cash collateral falls below the market value of the loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received. Such losses are borne entirely by each Fund.
5. DERIVATIVE FINANCIAL INSTRUMENTS
Futures Contracts: Futures contracts are purchased or sold to gain exposure to, or manage exposure to, changes in interest rates (interest rate risk) and changes in the value of equity securities (equity risk) or foreign currencies (foreign currency exchange rate risk).
Futures contracts are exchange-traded agreements between the Funds and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and on a specified date. Depending on the terms of a contract, it is settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash amount on the settlement date. Upon entering into a futures contract, the Funds are required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on a contract’s size and risk profile. The initial margin deposit must then be maintained at an established level over the life of the contract. Amounts pledged, which are considered restricted, are included in cash pledged for futures contracts in the Statements of Assets and Liabilities.
Securities deposited as initial margin are designated in the Schedule of Investments and cash deposited, if any, are shown as cash pledged for futures contracts in the Statements of  Assets and Liabilities. Pursuant to the contract, the Funds agree to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation (depreciation) and, if any, shown as variation margin receivable (or payable) on futures contracts in the Statements of Assets and Liabilities. When the contract is closed, a realized gain or loss is recorded in the Statements of Operations equal to the difference between the notional amount of the contract at the time it was opened and the notional amount at the time it was closed. The use of futures contracts involves the risk of an imperfect correlation in the movements in the price of futures contracts and interest rates, foreign currency exchange rates or underlying assets.
6. INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES
Investment Advisory Fees: Pursuant to an Investment Advisory Agreement with the Trust, BFA manages the investment of each Fund’s assets. BFA is a California corporation indirectly owned by BlackRock. Under the Investment Advisory Agreement, BFA is responsible for substantially all expenses of the Funds, except (i) interest and taxes; (ii) brokerage commissions and other expenses connected with the execution of portfolio transactions; (iii) distribution fees; (iv) the advisory fee payable to BFA; and (v) litigation expenses and any extraordinary expenses (in each case as determined by a majority of the independent trustees).
Notes to Financial Statements
89

Notes to Financial Statements  (continued)
For its investment advisory services to each Fund, BFA is entitled to an annual investment advisory fee, accrued daily and paid monthly by the Funds, based on each Fund’s allocable portion of the aggregate of the average daily net assets of the Fund and certain other iShares funds as follows:
Aggregate Average Daily Net Assets	Investment Advisory Fees
First $10 billion	0.4800%
Over $10 billion, up to and including $20 billion	0.4300
Over $20 billion, up to and including $30 billion	0.3800
Over $30 billion, up to and including $40 billion	0.3420
Over $40 billion	0.3078
Distributor: BlackRock Investments, LLC, an affiliate of BFA, is the distributor for each Fund. Pursuant to the distribution agreement, BFA is responsible for any fees or expenses for distribution services provided to the Funds.
Securities Lending: The U.S. Securities and Exchange Commission (the “SEC”) has issued an exemptive order which permits BlackRock Institutional Trust Company, N.A. (“BTC”), an affiliate of BFA, to serve as securities lending agent for the Funds, subject to applicable conditions.  As securities lending agent, BTC bears all operational costs directly related to securities lending, including any custodial costs. Each Fund is responsible for fees in connection with the investment of cash collateral received for securities on loan (the “collateral investment fees”). The cash collateral is invested in a money market fund, BlackRock Cash Funds: Institutional or BlackRock Cash Funds: Treasury, managed by BFA, or its affiliates. However, BTC has agreed to reduce the amount of securities lending income it receives in order to effectively limit the collateral investment fees each Fund bears to an annual rate of 0.04%. The SL Agency Shares of such money market fund will not be subject to a sales load, redemption fee, distribution fee or service fee. The money market fund in which the cash collateral has been invested may, under certain circumstances, impose a liquidity fee of up to 2% of the value redeemed or temporarily restrict redemptions for up to 10 business days during a 90 day period, in the event that the money market fund’s weekly liquid assets fall below certain thresholds.
Securities lending income is generally equal to the total of income earned from the reinvestment of cash collateral (and excludes collateral investment fees), and any fees or other payments to and from borrowers of securities. Each Fund retains a portion of the securities lending income and remits the remaining portion to BTC as compensation for its services as securities lending agent.
Pursuant to the current securities lending agreement, each of iShares Global Comm Services ETF and iShares Global Tech ETF (the “Group 1 Funds”), retains 81% of securities lending income (which excludes collateral investment fees) and the amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.
Pursuant to the current securities lending agreement, each of iShares Global Consumer Discretionary ETF, iShares Global Consumer Staples ETF, iShares Global Energy ETF, iShares Global Financials ETF, iShares Global Healthcare ETF, iShares Global Industrials ETF, iShares Global Materials ETF and iShares Global Utilities ETF (the “Group 2 Funds”), retains 82% of securities lending income (which excludes collateral investment fees) and the amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.
In addition, commencing the business day following the date that the aggregate securities lending income plus the collateral investment fees generated across all 1940 Act iShares exchange-traded funds (the “iShares ETF Complex”) in a given calendar year exceeds a specified threshold: (1) each Group 1 Fund, pursuant to the securities lending agreement, will retain for the remainder of that calendar year 81% of securities lending income (which excludes collateral investment fees), and the amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees, and (2) each Group 2 Fund will retain for the remainder of that calendar year 85% of securities lending income (which excludes collateral investment fees), and the amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.
The share of securities lending income earned by each Fund is shown as securities lending income – affiliated – net in its Statements of Operations. For the year ended March 31, 2024, the Funds paid BTC the following amounts for securities lending agent services:
iShares ETF	Amounts
Global Comm Services	$1,651
Global Consumer Discretionary	4,500
Global Consumer Staples	1,482
Global Energy	1,522
Global Financials	7,141
Global Healthcare	37,052
Global Industrials	4,274
Global Materials	942
Global Tech	12,823
Global Utilities	20
Officers and Trustees: Certain officers and/or trustees of the Trust are officers and/or trustees of BlackRock or its affiliates.
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2024 iShares Annual Report to Shareholders

Notes to Financial Statements  (continued)
Other Transactions: Cross trading is the buying or selling of portfolio securities between funds to which BFA (or an affiliate) serves as investment adviser. At its regularly scheduled quarterly meetings, the Board reviews such transactions as of the most recent calendar quarter for compliance with the requirements and restrictions set forth by Rule 17a-7.
For the year ended March 31, 2024, transactions executed by the Funds pursuant to Rule 17a-7 under the 1940 Act were as follows:
iShares ETF	Purchases	Sales	Net Realized Gain (Loss)
Global Comm Services	$22,019,065	$9,041,812	$(1,777,879)
Global Consumer Discretionary	11,445,718	16,208,079	(3,022,329)
Global Consumer Staples	26,896,042	38,977,440	(139,021)
Global Energy	40,506,388	12,023,553	(426,603)
Global Financials	3,921,648	1,346,313	(459,968)
Global Healthcare	29,956,297	9,538,234	(2,314,916)
Global Industrials	17,646,698	6,098,117	(675,560)
Global Materials	2,368,128	1,550,664	(296,557)
Global Tech	104,950,420	126,515,693	12,564,487
Global Utilities	674,397	1,064,623	(155,904)
Each Fund may invest its positive cash balances in certain money market funds managed by BFA or an affiliate. The income earned on these temporary cash investments is shown as dividends – affiliated in the Statements of Operations.
A fund, in order to improve its portfolio liquidity and its ability to track its underlying index, may invest in shares of other iShares funds that invest in securities in the fund’s underlying index.
7. PURCHASES AND SALES
For the year ended March 31, 2024, purchases and sales of investments, excluding short-term securities and in-kind transactions, were as follows:
iShares ETF	Purchases	Sales
Global Comm Services	$58,277,872	$54,546,573
Global Consumer Discretionary	41,875,470	39,765,755
Global Consumer Staples	134,748,749	142,279,469
Global Energy	240,383,829	172,623,113
Global Financials	19,590,736	24,829,369
Global Healthcare	139,391,442	143,322,721
Global Industrials	48,464,412	43,707,555
Global Materials	14,951,819	19,953,693
Global Tech	436,364,363	403,417,594
Global Utilities	8,138,772	8,495,218
For the year ended March 31, 2024, in-kind transactions were as follows:
iShares ETF	In-kind Purchases	In-kind Sales
Global Comm Services	$63,710,737	$127,370,976
Global Consumer Discretionary	69,835,127	149,902,103
Global Consumer Staples	88,092,337	689,064,226
Global Energy	1,400,843,324	191,901,040
Global Financials	9,813,350	118,563,004
Global Healthcare	364,967,563	775,782,799
Global Industrials	382,100,557	257,530,981
Global Materials	—	102,461,481
Global Tech	639,711,270	480,735,163
Global Utilities	14,486,497	22,009,884
8. INCOME TAX INFORMATION
Each Fund is treated as an entity separate from the Trust’s other funds for federal income tax purposes. It is each Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no U.S. federal income tax provision is required.
Notes to Financial Statements
91

Notes to Financial Statements  (continued)
Management has analyzed tax laws and regulations and their application to the Funds as of March 31, 2024, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Funds’ financial statements.
U.S. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting.  These reclassifications have no effect on net assets or NAV per share. As of March 31, 2024, permanent differences attributable to realized gains (losses) from in-kind redemptions were reclassified to the following accounts:
iShares ETF	Paid-in Capital	Accumulated Earnings (Loss)
Global Comm Services	$25,717,072	$ (25,717,072)
Global Consumer Discretionary	21,679,387	(21,679,387)
Global Consumer Staples	55,490,349	(55,490,349)
Global Energy	49,071,625	(49,071,625)
Global Financials	(1,190,935)	1,190,935
Global Healthcare	294,337,568	(294,337,568)
Global Industrials	34,167,366	(34,167,366)
Global Materials	(4,312,564)	4,312,564
Global Tech	276,362,516	(276,362,516)
Global Utilities	(772,597)	772,597
The tax character of distributions paid was as follows:
iShares ETF	Year Ended 03/31/24	Year Ended 03/31/23
Global Comm Services
Ordinary income	$4,000,936	$2,680,016
Global Consumer Discretionary
Ordinary income	$3,556,029	$3,272,046
Global Consumer Staples
Ordinary income	$32,801,353	$24,794,345
Global Energy
Ordinary income	$82,209,822	$103,333,626
Global Financials
Ordinary income	$11,930,274	$27,379,101
Global Healthcare
Ordinary income	$56,672,611	$46,042,619
Global Industrials
Ordinary income	$7,992,250	$5,234,413
Global Materials
Ordinary income	$8,736,928	$22,752,409
Global Tech
Ordinary income	$22,141,169	$23,649,568
Global Utilities
Ordinary income	$4,697,007	$5,088,399
As of March 31, 2024, the tax components of accumulated net earnings (losses) were as follows:
iShares ETF	Undistributed Ordinary Income	Non-expiring Capital Loss Carryforwards(a)	Net Unrealized Gains (Losses)(b)	Total
Global Comm Services	$1,727,357	$(122,072,728)	$21,353,047	$(98,992,324)
Global Consumer Discretionary	836,403	(46,965,589)	(14,210,679)	(60,339,865)
Global Consumer Staples	4,213,871	(58,392,497)	(43,230,085)	(97,408,711)
Global Energy	28,740,689	(235,409,446)	329,209,953	122,541,196
Global Financials	2,759,276	(148,338,533)	30,411,871	(115,167,386)
Global Healthcare	18,826,967	(114,758,921)	637,419,902	541,487,948
Global Industrials	3,818,771	(37,292,584)	55,589,373	22,115,560
Global Materials	1,995,113	(100,357,533)	(26,028,917)	(124,391,337)
Global Tech	5,652,136	(77,794,979)	1,538,860,556	1,466,717,713
Global Utilities	934,664	(47,985,762)	(21,429,955)	(68,481,053)
92
2024 iShares Annual Report to Shareholders

Notes to Financial Statements  (continued)

(a)	Amounts available to offset future realized capital gains.
(b)
The difference between book-basis and tax-basis unrealized gains (losses) was attributable primarily to the tax deferral of losses on wash sales, the realization for tax purposes of unrealized gains (losses) on certain futures contracts, timing and recognition of partnership income, characterization of corporate actions, the realization for tax purposes of unrealized gains on investments in passive foreign investment companies and foreign tax withholding reclaims.

For the year ended March 31, 2024, the iShares Global Tech ETF utilized $39,159,512 of its capital loss carryforwards.
A fund may own shares in certain foreign investment entities, referred to, under U.S. tax law, as “passive foreign investment companies.” Such fund may elect to mark-to-market annually the shares of each passive foreign investment company and would be required to distribute to shareholders any such marked-to-market gains.
As of March 31, 2024, gross unrealized appreciation and depreciation based on cost of investments (including short positions and derivatives, if any) for U.S. federal income tax purposes were as follows:
iShares ETF	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Global Comm Services	$253,741,470	$52,252,955	$(30,898,302)	$21,354,653
Global Consumer Discretionary	282,091,557	35,376,977	(49,586,120)	(14,209,143)
Global Consumer Staples	908,144,933	56,570,033	(99,795,144)	(43,225,111)
Global Energy	3,024,433,241	410,398,869	(81,109,365)	329,289,504
Global Financials	387,347,226	58,681,016	(28,234,785)	30,446,231
Global Healthcare	3,481,373,509	954,103,595	(316,668,061)	637,435,534
Global Industrials	516,200,435	87,030,774	(31,438,701)	55,592,073
Global Materials	284,717,141	29,127,565	(55,139,510)	(26,011,945)
Global Tech	3,077,975,660	1,602,117,894	(63,219,805)	1,538,898,089
Global Utilities	145,741,634	6,225,040	(27,654,305)	(21,429,265)
9. LINE OF CREDIT
The iShares Global Comm Services ETF, iShares Global Consumer Discretionary ETF, iShares Global Consumer Staples ETF, iShares Global Energy ETF, iShares Global Financials ETF, iShares Global Industrials ETF, iShares Global Materials ETF, iShares Global Tech ETF and iShares Global Utilities ETF, along with certain other iShares funds (“Participating Funds”), are parties to a $800 million credit agreement (“Syndicated Credit Agreement”) with a group of lenders, which expires on October 16, 2024. The line of credit may be used for temporary or emergency purposes, including redemptions, settlement of trades and rebalancing of portfolio holdings in certain target markets. The Funds may borrow up to the aggregate commitment amount subject to asset coverage and other limitations as specified in the Syndicated Credit Agreement. The Syndicated Credit Agreement has the following terms: a commitment fee of 0.15% per annum on the unused portion of the credit agreement and interest at a rate equal to the higher of (a) Daily Simple Secured Overnight Financing Rate (“SOFR”) plus 0.10% and 1.00% per annum or (b) the U.S. Federal Funds rate plus 1.00% per annum on amounts borrowed. The commitment fee is generally allocated to each Participating Fund based on the lesser of a Participating Fund’s relative exposure to certain target markets or a Participating Fund’s maximum borrowing amount as set forth by the terms of the Syndicated Credit Agreement.
During the year ended March 31, 2024, the Funds did not borrow under the Syndicated Credit Agreement.
10. PRINCIPAL RISKS
In the normal course of business, each Fund invests in securities or other instruments and may enter into certain transactions, and such activities subject the Fund to various risks, including, among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation or international tax treaties between various countries; or (iv) currency, interest rate or price fluctuations. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, recessions, or other events could have a significant impact on the Funds and their investments. Each Fund’s prospectus provides details of the risks to which the Fund is subject.
BFA uses an indexing approach to try to achieve each Fund’s investment objective. The Fund is not actively managed, and BFA generally does not attempt to take defensive positions under any market conditions, including declining markets.
The Funds may be exposed to additional risks when reinvesting cash collateral in money market funds that do not seek to maintain a stable NAV per share of $1.00, which may be subject to discretionary liquidity fees under certain circumstances.
Valuation Risk: The market values of equities, such as common stocks and preferred securities or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company. They may also decline due to factors which affect a particular industry or industries. A fund may invest in illiquid investments. An illiquid investment is any investment that a fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. A fund may experience difficulty in selling illiquid investments in a timely manner at the price that it believes the investments are worth. Prices may fluctuate widely over short or extended periods in response to company, market or economic news. Markets also tend to move in cycles, with periods of rising and falling prices. This volatility may cause a fund’s NAV to experience
Notes to Financial Statements
93

Notes to Financial Statements  (continued)
significant increases or decreases over short periods of time. If there is a general decline in the securities and other markets, the NAV of a fund may lose value, regardless of the individual results of the securities and other instruments in which a fund invests.
The price each Fund could receive upon the sale of any particular portfolio investment may differ from each Fund’s valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair valuation technique or a price provided by an independent pricing service. Changes to significant unobservable inputs and assumptions (i.e., publicly traded company multiples, growth rate, time to exit) due to the lack of observable inputs may significantly impact the resulting fair value and therefore each Fund’s results of operations. As a result, the price received upon the sale of an investment may be less than the value ascribed by each Fund, and each Fund could realize a greater than expected loss or lesser than expected gain upon the sale of the investment. Each Fund’s ability to value its investments may also be impacted by technological issues and/or errors by pricing services or other third-party service providers.
Counterparty Credit Risk: The Funds may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions, including making timely interest and/or principal payments or otherwise honoring its obligations. The Funds manage counterparty credit risk by entering into transactions only with counterparties that BFA believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Funds to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Funds’ exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Statements of Assets and Liabilities, less any collateral held by the Funds.
A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.
With exchange-traded futures, there is less counterparty credit risk to the Funds since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, a fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency). Additionally, credit risk exists in exchange-traded futures with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Funds.
Geographic/Asset Class Risk:  A diversified portfolio, where this is appropriate and consistent with a fund’s objectives, minimizes the risk that a price change of a particular investment will have a material impact on the NAV of a fund. The investment concentrations within each Fund’s portfolio are disclosed in its Schedule of Investments.
The Funds invest a significant portion of their assets in securities of issuers located in the United States. A decrease in imports or exports, changes in trade regulations, inflation and/or an economic recession in the United States may have a material adverse effect on the U.S. economy and the securities listed on U.S. exchanges. Proposed and adopted policy and legislative changes in the United States may also have a significant effect on U.S. markets generally, as well as on the value of certain securities. Governmental agencies project that the United States will continue to maintain elevated public debt levels for the foreseeable future which may constrain future economic growth. Circumstances could arise that could prevent the timely payment of interest or principal on U.S. government debt, such as reaching the legislative “debt ceiling.” Such non-payment would result in substantial negative consequences for the U.S. economy and the global financial system. If U.S. relations with certain countries deteriorate, it could adversely affect issuers that rely on the United States for trade. The United States has also experienced increased internal unrest and discord. If these trends were to continue, they may have an adverse impact on the U.S. economy and the issuers in which the the Funds invest.
Certain Funds invest a significant portion of their assets in securities of issuers located in Europe or with significant exposure to European issuers or countries. The European financial markets have recently experienced volatility and adverse trends due to concerns about economic downturns in, or rising government debt levels of, several European countries as well as acts of war in the region. These events may spread to other countries in Europe and may affect the value and liquidity of certain of the Funds’ investments.
Responses to the financial problems by European governments, central banks and others, including austerity measures and reforms, may not work, may result in social unrest and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets and asset valuations around the world. The United Kingdom has withdrawn from the European Union, and one or more other countries may withdraw from the European Union and/or abandon the Euro, the common currency of the European Union. These events and actions have adversely affected, and may in the future adversely affect, the value and exchange rate of the Euro and may continue to significantly affect the economies of every country in Europe, including countries that do not use the Euro and non-European Union member states. The impact of these actions, especially if they occur in a disorderly fashion, is not clear but could be significant and far reaching.  In addition, Russia launched a large-scale invasion of Ukraine on February 24, 2022. The extent and duration of the military action, resulting sanctions and resulting future market disruptions in the region are impossible to predict, but have been, and may continue to be, significant and have a severe adverse effect on the region, including significant negative impacts on the economy and the markets for certain securities and commodities, such as oil and natural gas, as well as other sectors.
Certain Funds invest a significant portion of their assets in securities within a single or limited number of market sectors. When a fund concentrates its investments in this manner, it assumes the risk that economic, regulatory, political and social conditions affecting such sectors may have a significant impact on the fund and could affect the income from, or the value or liquidity of, the fund’s portfolio.
94
2024 iShares Annual Report to Shareholders

Notes to Financial Statements  (continued)
Significant Shareholder Redemption Risk: Certain shareholders may own or manage a substantial amount of fund shares and/or hold their fund investments for a limited period of time. Large redemptions of fund shares by these shareholders may force a fund to sell portfolio securities, which may negatively impact the fund’s NAV, increase the fund’s brokerage costs, and/or accelerate the realization of taxable income/gains and cause the fund to make additional taxable distributions to shareholders.
 11. CAPITAL SHARE TRANSACTIONS
Capital shares are issued and redeemed by each Fund only in aggregations of a specified number of shares or multiples thereof (“Creation Units”) at NAV. Except when aggregated in Creation Units, shares of each Fund are not redeemable.
Transactions in capital shares were as follows:
	Year Ended 03/31/24		Year Ended 03/31/23
iShares ETF	Shares	Amount	Shares	Amount
Global Comm Services
Shares sold	1,050,000	$70,803,943	5,000,000	$285,678,262
Shares redeemed	(1,800,000)	(130,277,105)	(4,250,000)	(239,036,433)
	(750,000)	$(59,473,162)	750,000	$46,641,829
Global Consumer Discretionary
Shares sold	500,000	$75,030,094	1,950,000	$257,608,569
Shares redeemed	(1,000,000)	(152,997,067)	(2,150,000)	(280,455,814)
	(500,000)	$(77,966,973)	(200,000)	$(22,847,245)
Global Consumer Staples
Shares sold	1,550,000	$95,917,046	10,150,000	$606,139,893
Shares redeemed	(12,150,000)	(704,991,233)	(1,750,000)	(103,585,196)
	(10,600,000)	$(609,074,187)	8,400,000	$502,554,697
Global Energy
Shares sold	35,850,000	$1,467,497,318	10,350,000	$380,017,898
Shares redeemed	(5,250,000)	(201,047,924)	(25,800,000)	(945,635,510)
	30,600,000	$1,266,449,394	(15,450,000)	$(565,617,612)
Global Financials
Shares sold	150,000	$10,829,795	1,500,000	$109,276,663
Shares redeemed	(1,650,000)	(124,627,643)	(9,950,000)	(707,485,329)
	(1,500,000)	$(113,797,848)	(8,450,000)	$(598,208,666)
Global Healthcare
Shares sold	4,350,000	$370,453,969	16,250,000	$1,349,795,290
Shares redeemed	(9,150,000)	(787,516,326)	(7,250,000)	(599,437,224)
	(4,800,000)	$(417,062,357)	9,000,000	$750,358,066
Global Industrials
Shares sold	3,400,000	$397,639,289	900,000	$96,114,001
Shares redeemed	(2,250,000)	(266,460,131)	(1,200,000)	(123,290,052)
	1,150,000	$131,179,158	(300,000)	$(27,176,051)
Global Materials
Shares sold	—	$11,870	800,000	$67,400,271
Shares redeemed	(1,300,000)	(107,144,329)	(4,350,000)	(340,974,094)
	(1,300,000)	$(107,132,459)	(3,550,000)	$(273,573,823)
Global Tech
Shares sold	11,000,000	$731,982,412	3,700,000	$189,510,660
Shares redeemed	(8,000,000)	(535,105,722)	(31,700,000)	(1,509,808,992)
	3,000,000	$196,876,690	(28,000,000)	$(1,320,298,332)
Global Utilities
Shares sold	250,000	$14,846,670	500,000	$32,654,633
Shares redeemed	(400,000)	(22,545,715)	(1,000,000)	(58,079,232)
	(150,000)	$(7,699,045)	(500,000)	$(25,424,599)
The consideration for the purchase of Creation Units of a fund in the Trust generally consists of the in-kind deposit of a designated portfolio of securities and a specified amount of cash.  Certain funds in the Trust may be offered in Creation Units solely or partially for cash in U.S. dollars.  Authorized Participants purchasing and redeeming
Notes to Financial Statements
95

Notes to Financial Statements  (continued)
Creation Units may pay a purchase transaction fee and a redemption transaction fee directly to State Street Bank and Trust Company, the Trust’s administrator, to offset transfer and other transaction costs associated with the issuance and redemption of Creation Units, including Creation Units for cash.  Authorized Participants transacting in Creation Units for cash may also pay an additional variable charge to compensate the relevant fund for certain transaction costs (i.e., stamp taxes, taxes on currency or other financial transactions, and brokerage costs) and market impact expenses relating to investing in portfolio securities. Such variable charges, if any, are included in shares sold in the table above.
From time to time, settlement of securities related to in-kind contributions or in-kind redemptions may be delayed. In such cases, securities related to in-kind transactions are reflected as a receivable or a payable in the Statements of Assets and Liabilities.
12. FOREIGN WITHHOLDING TAX CLAIMS
The Internal Revenue Service (“IRS”) has issued guidance to address U.S. income tax liabilities attributable to fund shareholders resulting from the recovery of foreign taxes withheld in prior calendar years. These withheld foreign taxes were passed through to shareholders in the form of foreign tax credits in the year the taxes were withheld. Assuming there are sufficient foreign taxes paid which the iShares Global Materials ETF is able to pass through to shareholders as a foreign tax credit in the current year, the Fund will be able to offset the prior years’ withholding taxes recovered against the foreign taxes paid in the current year. Accordingly, no federal income tax liability is recorded by the Fund.
The iShares Global Comm Services ETF, iShares Global Energy ETF,  iShares Global Financials ETF and iShares Global Utilities ETF are seeking a closing agreement with the Internal Revenue Service (“IRS”) to address any prior years’ U.S. income tax liabilities attributable to Fund shareholders resulting from the recovery of foreign taxes. The closing agreement would result in the Funds paying a compliance fee to the IRS, on behalf of its shareholders, representing the estimated tax savings generated from foreign tax credits claimed by Fund shareholders on their tax returns in prior years. The Funds have accrued a liability for the estimated IRS compliance fee related to foreign withholding tax claims, which is disclosed in the Statements of Assets and Liabilities. The actual IRS compliance fee may differ from the estimate and that difference may be material.
During the year, the iShares Global Comm Services ETF, iShares Global Financials ETF, iShares Global Industrials ETF and iShares Global Utilities ETF filed a closing agreement with the IRS related to the recovery of foreign taxes received in fiscal years 2021 and 2022, and the related tax compliance fee, including interest, was paid to the IRS.
13. SUBSEQUENT EVENTS
Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were available to be issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.
96
2024 iShares Annual Report to Shareholders

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of
iShares Trust and Shareholders of each of the ten funds listed in the table below
Opinions on the Financial Statements
We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of each of the funds listed in the table below (ten of the funds constituting iShares Trust, hereafter collectively referred to as the "Funds") as of March 31, 2024, the related statements of operations for the year ended March 31, 2024, the statements of changes in net assets for each of the two years in the period ended March 31, 2024, including the related notes, and the financial highlights for each of the five years in the period ended March 31, 2024 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds listed in the table below as of March 31, 2024, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended March 31, 2024 and each of the financial highlights for each of the five years in the period ended March 31, 2024 in conformity with accounting principles generally accepted in the United States of America.
iShares Global Comm Services ETF
iShares Global Consumer Discretionary ETF
iShares Global Consumer Staples ETF
iShares Global Energy ETF
iShares Global Financials ETF
iShares Global Healthcare ETF
iShares Global Industrials ETF
iShares Global Materials ETF
iShares Global Tech ETF
iShares Global Utilities ETF
Basis for Opinions
These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of March 31, 2024 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.
/s/PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
May 23, 2024
We have served as the auditor of one or more BlackRock investment companies since 2000.
Report of Independent Registered Public Accounting Firm
97

Important Tax Information (unaudited)
The following amounts, or maximum amounts allowable by law, are hereby designated as qualified dividend income for individuals for the fiscal year ended March 31, 2024:
iShares ETF	Qualified Dividend Income
Global Comm Services	$4,294,652
Global Consumer Discretionary	4,652,699
Global Consumer Staples	36,077,763
Global Energy	106,192,308
Global Financials	12,527,084
Global Healthcare	74,763,826
Global Industrials	8,818,433
Global Materials	8,868,441
Global Tech	33,366,756
Global Utilities	4,968,186
The Fund intends to pass through to its shareholders the following amount, or maximum amount allowable by law, of foreign source income earned and foreign taxes paid for the fiscal year ended March 31, 2024:
iShares ETF	Foreign Source Income Earned	Foreign Taxes Paid
Global Materials	$7,459,828	$274,410
The following percentage, or maximum percentage allowable by law, of ordinary income distributions paid during the fiscal year ended March 31, 2024 qualified for the dividends-received deduction for corporate shareholders:
iShares ETF	Dividends-Received Deduction
Global Comm Services	49.75%
Global Consumer Discretionary	49.98%
Global Consumer Staples	67.55%
Global Energy	50.73%
Global Financials	35.42%
Global Healthcare	83.99%
Global Industrials	46.76%
Global Materials	20.87%
Global Tech	100.00%
Global Utilities	57.17%
98
2024 iShares Annual Report to Shareholders

Statement Regarding Liquidity Risk Management Program (unaudited)
In compliance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), iShares Trust (the “Trust”) has adopted and implemented a liquidity risk management program (the “Program”) for iShares Global Comm Services ETF, iShares Global Consumer Discretionary ETF, iShares Global Consumer Staples ETF, iShares Global Energy ETF, iShares Global Financials ETF, iShares Global Healthcare ETF, iShares Global Industrials ETF, iShares Global Materials ETF, iShares Global Tech ETF and iShares Global Utilities ETF (the “Funds” or “ETFs”), each a series of the Trust, which is reasonably designed to assess and manage each Fund’s liquidity risk.
The Board of Trustees (the “Board”) of the Trust, on behalf of the Funds, met on December 8, 2023 (the “Meeting”) to review the Program.  The Board previously appointed BlackRock Fund Advisors (“BlackRock”), the investment adviser to the Funds, as the program administrator for each Fund’s Program. BlackRock also previously delegated oversight of the Program to the 40 Act Liquidity Risk Management Committee  (the “Committee”). At the Meeting, the Committee, on behalf of BlackRock, provided the Board with a report that addressed the operation of the Program and assessed its adequacy and effectiveness of implementation, including the management of each Fund’s Highly Liquid Investment Minimum (“HLIM”) where applicable, and any material changes to the Program (the “Report”). The Report covered the period from October 1, 2022 through September 30, 2023 (the “Program Reporting Period”).
The Report described the Program’s liquidity classification methodology for categorizing each Fund’s investments (including derivative transactions) into one of four liquidity buckets. It also referenced the methodology used by BlackRock to establish each Fund’s HLIM and noted that the Committee reviews and ratifies the HLIM assigned to each Fund no less frequently than annually. The Report also discussed notable events affecting liquidity over the Program Reporting Period, including extended market holidays, delays in the repatriation of the local currency in certain non-U.S. countries, the continued illiquidity of Russian equity securities and the suspension of select sanctions in Venezuela.
The Report noted that the Program complied with the key factors for consideration under the Liquidity Rule for assessing, managing and periodically reviewing each Fund’s liquidity risk, as follows:
 a) The Fund’s investment strategy and liquidity of portfolio investments during both normal and reasonably foreseeable stressed conditions. During the Program Reporting Period, the Committee reviewed whether each Fund’s strategy is appropriate for an open-end fund structure, with a focus on funds with more significant and consistent holdings of less liquid and illiquid assets. The Committee also factored a fund’s concentration in an issuer into the liquidity classification methodology by taking issuer position sizes into account. Derivative exposure was also considered in the calculation of a fund’s liquidity bucketing. Finally, a factor for consideration under the Liquidity Rule is a Fund’s use of borrowings for investment purposes. However, the Funds do not borrow for investment purposes.
 b) Short-term and long-term cash flow projections during both normal and reasonably foreseeable stressed conditions. During the Program Reporting Period, the Committee reviewed historical redemption activity and used this information as a component to establish each ETF’s reasonably anticipated trading size utilized for liquidity classifications. The Committee may also take into consideration a fund’s shareholder ownership concentration (which, depending on product type and distribution channel, may or may not be available), a fund’s distribution channels, and the degree of certainty associated with a fund’s short-term and long-term cash flow projections.
 c) Holdings of cash and cash equivalents, as well as borrowing arrangements. The Committee considered that ETFs generally do not hold more than de minimis amounts of cash. The Committee also considered that ETFs generally do not engage in borrowing.
 d) The relationship between an ETF’s portfolio liquidity and the way in which, and the prices and spreads at which, ETF shares trade, including the efficiency of the arbitrage function and the level of active participation by market participants, including authorized participants. The Committee monitored the prevailing bid/ask spread and the ETF price premium (or discount) to NAV for all ETFs. However, there were no ETFs with persistent deviations of fund premium/discount or bid/ask spreads from long-term averages over the Program Reporting Period.
 e) The effect of the composition of baskets on the overall liquidity of an ETF’s portfolio. In reviewing the linkage between the composition of custom baskets accepted by an ETF and any significant change in the liquidity profile of such ETF, the Committee reviewed changes in the proportion of each ETF’s portfolio comprised of less liquid and illiquid holdings to determine if applicable thresholds were met requiring enhanced review. There were no ETFs for which the custom baskets accepted by the ETF had a significant change in its liquidity profile.
There were no material changes to the Program during the Program Reporting Period other than the enhancement of certain model components in the Program’s classification methodology. The Report provided to the Board stated that the Committee concluded that based on the operation of the functions, as described in the Report, the Program is operating as intended and is effective in implementing the requirements of the Liquidity Rule.
Statement Regarding Liquidity Risk Management Program
99

Supplemental Information (unaudited)
Section 19(a) Notices
The amounts and sources of distributions reported are estimates and are being provided pursuant to regulatory requirements and are not being provided for tax reporting purposes. The actual amounts and sources for tax reporting purposes will depend upon each Fund’s investment experience during the year and may be subject to changes based on tax regulations. Shareholders will receive a Form 1099-DIV each calendar year that will inform them how to report these distributions for federal income tax purposes.
March 31, 2024
	Total Cumulative Distributions for the Fiscal Year				% Breakdown of the Total Cumulative Distributions for the Fiscal Year
iShares ETF	Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Share	Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Share
Global Comm Services	$0.926120	$—	$—	$0.926120	100%	—%	—%	100%
Global Energy	1.349103	—	—	1.349103	100	—	—	100
Global Financials(a)	2.003790	—	0.055871	2.059661	97	—	3	100
Global Healthcare(a)	1.158984	—	0.040840	1.199824	97	—	3	100
Global Industrials(a)	2.261268	—	0.081287	2.342555	97	—	3	100

(a)
The Fund estimates that it has distributed more than its net investment income and net realized capital gains; therefore, a portion of the distribution may be a return of capital. A return of capital may occur, for example, when some or all of the shareholder's investment in the Fund is returned to the shareholder. A return of capital does not necessarily reflect the
Fund’s investment performance and should not be confused with “yield” or “income”. When distributions exceed total return performance, the difference will incrementally reduce the
Fund’s net asset value per share.

Tailored Shareholder Reports for Open-End Mutual Funds and ETFs
Effective January 24, 2023, the SEC adopted rule and form amendments to require open-end mutual funds and ETFs to transmit concise and visually engaging streamlined annual and semiannual reports to shareholders that highlight key information. Other information, including financial statements, will no longer appear in a streamlined shareholder report but must be available online, delivered free of charge upon request, and filed on a semiannual basis on Form N-CSR. The rule and form amendments have a compliance date of July 24, 2024. At this time, management is evaluating the impact of these amendments on the shareholder reports for the Funds.
Premium/Discount Information
Information on the Fund's net asset value, market price, premiums and discounts, and bid-ask spreads can be found at iShares.com.
Regulation under the Alternative Investment Fund Managers Directive
The Alternative Investment Fund Managers Directive, and its United Kingdom (“UK”) equivalent, (the “AIFMD”) impose detailed and prescriptive obligations on fund managers established in the European Union (the “EU”) and the UK. These do not currently apply to managers established outside of the EU or UK, such as BFA (the “Company”). However, the Company is required to comply with certain disclosure, reporting and transparency obligations of the AIFMD because it has registered the iShares Global Consumer Staples ETF and iShares Global Energy ETF (the “Funds”) to be marketed to investors in the EU and/or UK.
Report on Remuneration
BlackRock has a clear and well-defined pay-for-performance philosophy, and compensation programs which support that philosophy.
BlackRock operates a total compensation model for remuneration which includes a base salary, which is contractual, and a discretionary bonus scheme. Although all employees are eligible to receive a discretionary bonus, there is no contractual obligation to make a discretionary bonus award to any employees. For senior management and staff who have the ability to materially affect the risk profile of the Funds, a significant percentage of variable remuneration is deferred over time. All employees are subject to a clawback policy.
Remuneration decisions for employees are made once annually in January following the end of the performance year, based on BlackRock’s full-year financial results and other non-financial goals and objectives.  Alongside financial performance, individual total compensation is also based on strategic and operating results and other considerations such as management and leadership capabilities.  No set formulas are established and no fixed benchmarks are used in determining annual incentive awards.
Annual incentive awards are paid from a bonus pool which is reviewed throughout the year by BlackRock's independent compensation committee, taking into account both actual and projected financial information together with information provided by the Enterprise Risk and Regulatory Compliance departments in relation to any activities, incidents or events that warrant consideration in making compensation decisions. Individuals are not involved in setting their own remuneration.
Each of the control functions (Enterprise Risk, Legal & Compliance, Finance, Human Resources and Internal Audit) each have their own organizational structures which are independent of the business units and therefore staff members in control functions are remunerated independently of the businesses they oversee. Functional bonus
100
2024 iShares Annual Report to Shareholders

Supplemental Information (unaudited) (continued)
pools for those control functions are determined with reference to the performance of each individual function and the remuneration of the senior members of control functions is directly overseen by BlackRock's independent remuneration committee.
The Company is required under the AIFMD to make quantitative disclosures of remuneration. These disclosures are made in line with BlackRock’s interpretation of currently available regulatory guidance on quantitative remuneration disclosures. As market or regulatory practice develops BlackRock may consider it appropriate to make changes to the way in which quantitative remuneration disclosures are calculated. Where such changes are made, this may result in disclosures in relation to a fund not being comparable to the disclosures made in the prior year, or in relation to other BlackRock fund disclosures in that same year. BlackRock bases its proportionality approach on a combination of factors that it is entitled to take into account based on relevant guidelines.
Remuneration information at an individual AIF level is not readily available.  Disclosures are provided in relation to (a) the staff of the Company; (b) staff who are senior management; (c) staff who have the ability to materially affect the risk profile of the Funds; and (d) staff of companies to which portfolio management and risk management has been formally delegated.
All individuals included in the aggregated figures disclosed are rewarded in line with BlackRock’s remuneration policy for their responsibilities across the relevant BlackRock business area. As all individuals have a number of areas of responsibilities, only the portion of remuneration for those individuals’ services attributable to the Funds is included in the aggregate figures disclosed.
Members of staff and senior management of the Company typically provide both AIFMD and non-AIFMD related services in respect of multiple funds, clients and functions of the Company and across the broader BlackRock group. Conversely, members of staff and senior management of the broader BlackRock group may provide both AIFMD and non-AIFMD related services in respect of multiple funds, clients and functions of the broader BlackRock group and of the Company.  Therefore, the figures disclosed are a sum of individuals’ portion of remuneration attributable to the Company according to an objective apportionment methodology which acknowledges the multiple-service nature of the Company and the broader BlackRock group. Accordingly, the figures are not representative of any individual’s actual remuneration or their remuneration structure.
The amount of the total remuneration awarded to the Company’s staff in respect of the Company’s financial year ending December 31, 2023 was USD 5.43m.  This figure is comprised of fixed remuneration of USD 0.74m and variable remuneration of USD 4.68m. There was a total of 8 beneficiaries of the remuneration described above.
The amount of the aggregate remuneration awarded by the Company in respect of the Company’s financial year ending December 31, 2023, to its senior management was USD 3.66m, and to other members of its staff whose actions potentially have a material impact on the risk profile of the Company or its funds was USD 1.77m.
Disclosures Under the EU Sustainable Finance Disclosure Regulation
The iShares Global Consumer Staples ETF and iShares Global Energy ETF (the “Funds”) are registered under the Alternative Investment Fund Managers Directive to be marketed to European Union (“EU”) investors, as noted above. As a result, certain disclosures are required under the EU Sustainable Finance Disclosure Regulation (“SFDR”).
Each Fund has not been categorized under the SFDR as an “Article 8” or “Article 9” product. In addition, each Fund’s investment strategy does not take into account the criteria for environmentally sustainable economic activities under the EU sustainable investment taxonomy regulation or principal adverse impacts (“PAIs”) on sustainability factors under the SFDR. PAIs are identified under the SFDR as the material impacts of investment decisions on sustainability factors relating to environmental, social and employee matters, respect for human rights, and anti-corruption and anti-bribery matters.
Supplemental Information
101

Trustee and Officer Information (unaudited)
The Board of Trustees has responsibility for the overall management and operations of the Funds, including general supervision of the duties performed by BFA and other service providers. Each Trustee serves until he or she resigns, is removed, dies, retires or becomes incapacitated. Each officer shall hold office until his or her successor is elected and qualifies or until his or her death, resignation or removal. Trustees who are not “interested persons” (as defined in the 1940 Act) of the Trust are referred to as independent trustees (“Independent Trustees”).
The registered investment companies advised by BFA or its affiliates (the “BlackRock-advised Funds”) are organized into one complex of open-end equity, multi-asset, index and money market funds and ETFs (the “BlackRock Multi-Asset Complex”), one complex of closed-end funds and open-end non-index fixed-income funds (including ETFs) (the “BlackRock Fixed-Income Complex”) and one complex of ETFs (“Exchange-Traded Fund Complex”) (each, a “BlackRock Fund Complex”). Each Fund is included in the Exchange-Traded Fund Complex. Each Trustee also serves as a Director of iShares, Inc. and a Trustee of iShares U.S. ETF Trust and, as a result, oversees all of the funds within the Exchange-Traded Fund Complex, which consists of 404 funds as of March 31, 2024. With the exception of Stephen Cohen, Robert S. Kapito and Aaron Wasserman, the address of each Trustee and officer is c/o BlackRock, Inc., 400 Howard Street, San Francisco, CA 94105. The address of Mr. Kapito and Mr. Wasserman is c/o BlackRock, Inc., 50 Hudson Yards, New York, NY 10001. The address of Mr. Cohen is c/o BlackRock, Inc., Drapers Gardens, 12 Throgmorton Avenue, London EC2N 2DL United Kingdom. The Board has designated John E. Kerrigan as its Independent Board Chair. Additional information about the Funds’ Trustees and officers may be found in the Funds’ combined Statement of Additional Information, which is available without charge, upon request, by calling toll-free 1-800-iShares (1-800-474-2737).
Interested Trustees
Name (Year of Birth)	Position(s)	Principal Occupation(s) During Past 5 Years	Other Directorships Held by Trustee
Robert S. Kapito(a) (1957)	Trustee (since 2009).
President of BlackRock, Inc. (since 2006); Vice Chairman of BlackRock, Inc. and
Head of BlackRock’s Portfolio Management Group (since its formation in 1998) and
BlackRock, Inc.’s predecessor entities (since 1988); Trustee, University of
Pennsylvania (since 2009); President of Board of Directors, Hope & Heroes
Children’s Cancer Fund (since 2002).
Director of BlackRock, Inc. (since 2006); Director of iShares, Inc. (since 2009); Trustee of iShares U.S. ETF Trust (since 2011).
Stephen Cohen(b) (1975)	Trustee (since 2024).
Senior Managing Director, Head of Global Product Solutions of BlackRock, Inc.
(since 2024); Senior Managing Director, Head of Europe, Middle East and Africa
Regions of BlackRock, Inc. (2021-2024); Head of iShares Index and Wealth in
EMEA of BlackRock, Inc. (2017-2021); Global Head of Fixed Income Indexing of
BlackRock, Inc. (2016-2017); Chief Investment Strategist for International Fixed
Income and iShares of BlackRock, Inc. (2011-2015).
Director of iShares, Inc. (since 2024); Trustee of iShares U.S. ETF Trust (since 2024).
(a) Robert S. Kapito is deemed to be an “interested person” (as defined in the 1940 Act) of the Trust due to his affiliations with BlackRock, Inc. and its affiliates.
(b) Stephen Cohen is deemed to be an "interested person" (as defined in the 1940 Act) of the Trust due to his affiliations with BlackRock, Inc. and its affiliates.

Independent Trustees
Name (Year of Birth)	Position(s)	Principal Occupation(s) During Past 5 Years	Other Directorships Held by Trustee
John E. Kerrigan (1955)	Trustee (since 2005); Independent Board Chair (since 2022).	Chief Investment Officer, Santa Clara University (since 2002).	Director of iShares, Inc. (since 2005); Trustee of iShares U.S. ETF Trust (since 2011); Independent Board Chair of iShares, Inc. and iShares U.S. ETF Trust (since 2022).
Jane D. Carlin (1956)	Trustee (since 2015); Risk Committee Chair (since 2016).
Consultant (since 2012); Member of the Audit Committee (2012-2018), Chair of the
Nominating and Governance Committee (2017-2018) and Director of PHH
Corporation (mortgage solutions) (2012-2018); Managing Director and Global Head of Financial Holding Company Governance & Assurance and the Global Head of
Operational Risk Management of Morgan Stanley (2006-2012).

Director of iShares, Inc. (since 2015); Trustee of
iShares U.S. ETF Trust (since 2015); Member of
the Audit Committee (since 2016), Chair of the
Audit Committee (since 2020) and Director of
The Hanover Insurance Group, Inc. (since 2016).

Richard L. Fagnani (1954)	Trustee (since 2017); Audit Committee Chair (since 2019).	Partner, KPMG LLP (2002-2016); Director of One Generation Away (since 2021).	Director of iShares, Inc. (since 2017); Trustee of iShares U.S. ETF Trust (since 2017).
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2024 iShares Annual Report to Shareholders

Trustee and Officer Information (unaudited) (continued)
Independent Trustees (continued)
Name (Year of Birth)	Position(s)	Principal Occupation(s) During Past 5 Years	Other Directorships Held by Trustee
Cecilia H. Herbert (1949)	Trustee (since 2005); Nominating and Governance and Equity Plus Committee Chairs (since 2022).
Chair of the Finance Committee (since 2019) and Trustee and Member of the
Finance, Audit and Quality Committees of Stanford Health Care (since 2016);
Trustee of WNET, New York’s public media company (since 2011) and Member of the Audit Committee (since 2018), Investment Committee (since 2011) and
Personnel Committee (since 2022); Member of the Wyoming State Investment
Funds Committee (since 2022); Trustee of Forward Funds (14 portfolios)
(2009-2018); Trustee of Salient MF Trust (4 portfolios) (2015-2018); Director of the
Jackson Hole Center for the Arts (since 2021).
Director of iShares, Inc. (since 2005); Trustee of iShares U.S. ETF Trust (since 2011).
Drew E. Lawton (1959)	Trustee (since 2017); 15(c) Committee Chair (since 2017).	Senior Managing Director of New York Life Insurance Company (2010-2015).	Director of iShares, Inc. (since 2017); Trustee of iShares U.S. ETF Trust (since 2017); Director of Jackson Financial Inc. (since 2021).
John E. Martinez (1961)	Trustee (since 2003); Securities Lending Committee Chair (since 2019).	Director of Real Estate Equity Exchange, Inc. (since 2005); Director of Cloudera Foundation (2017-2020); and Director of Reading Partners (2012-2016).	Director of iShares, Inc. (since 2003); Trustee of iShares U.S. ETF Trust (since 2011).
Madhav V. Rajan (1964)	Trustee (since 2011); Fixed-Income Plus Committee Chair (since 2019).
Dean, and George Pratt Shultz Professor of Accounting, University of Chicago Booth
School of Business (since 2017); Advisory Board Member (since 2016) and Director
(since 2020) of C.M. Capital Corporation; Chair of the Board for the Center for
Research in Security Prices, LLC (since 2020); Director of WellBe Senior Medical
(since 2023); Robert K. Jaedicke Professor of Accounting, Stanford University
Graduate School of Business (2001-2017); Professor of Law (by courtesy), Stanford
Law School (2005-2017); Senior Associate Dean for Academic Affairs and Head of
MBA Program, Stanford University Graduate School of Business (2010-2016).
Director of iShares, Inc. (since 2011); Trustee of iShares U.S. ETF Trust (since 2011).

Officers
Name (Year of Birth)	Position(s)	Principal Occupation(s) During Past 5 Years
Jessica Tan (1980)	President (since 2024).
Managing Director of BlackRock, Inc. (since 2015); Head of Global Product Solutions, Americas of BlackRock, Inc. (since 2024) and Head of Sustainable and Transition Solutions of BlackRock, Inc. (2022-2024); Global Head of Corporate Strategy of BlackRock, Inc.
(2019-2022); Chief of Staff to the CEO of BlackRock, Inc. (2017-2019).

Trent Walker (1974)	Treasurer and Chief Financial Officer (since 2020).
Managing Director of BlackRock, Inc. (since 2019); Chief Financial Officer of iShares Delaware Trust Sponsor LLC, BlackRock Funds,
BlackRock Funds II, BlackRock Funds IV, BlackRock Funds V and BlackRock Funds VI (since 2021).

Aaron Wasserman (1974)	Chief Compliance Officer (iShares, Inc. and iShares Trust, since 2023; iShares U.S. ETF Trust, since 2023).
Managing Director of BlackRock, Inc. (since 2018); Chief Compliance Officer of the BlackRock Multi-Asset Complex, the BlackRock
Fixed-Income Complex and the Exchange-Traded Fund Complex (since 2023); Deputy Chief Compliance Officer for the BlackRock
Multi-Asset Complex, the BlackRock Fixed-Income Complex and the Exchange-Traded Fund Complex (2014-2023).

Marisa Rolland (1980)	Secretary (since 2022).	Managing Director of BlackRock, Inc. (since 2023); Director of BlackRock, Inc. (2018-2022).
Rachel Aguirre (1982)	Executive Vice President (since 2022).
Managing Director of BlackRock, Inc. (since 2018); Head of U.S. iShares Product (since 2022); Head of EII U.S. Product Engineering of
BlackRock, Inc. (since 2021); Co-Head of EII’s Americas Portfolio Engineering of BlackRock, Inc. (2020-2021); Head of Developed
Markets Portfolio Engineering of BlackRock, Inc. (2016-2019).

Jennifer Hsui (1976)	Executive Vice President (since 2022).	Managing Director of BlackRock, Inc. (since 2009); Co-Head of Index Equity of BlackRock, Inc. (since 2022).
Trustee and Officer Information
103

Trustee and Officer Information (unaudited) (continued)
Officers (continued)
Name (Year of Birth)	Position(s)	Principal Occupation(s) During Past 5 Years
James Mauro (1970)	Executive Vice President (since 2022).	Managing Director of BlackRock, Inc. (since 2010); Head of Fixed Income Index Investments in the Americas and Head of San Francisco Core Portfolio Management of BlackRock, Inc. (since 2020).

Effective July 1, 2023, Aaron Wasserman replaced Charles Park as Chief Compliance Officer.
Effective February 1, 2024, Salim Ramji resigned as Trustee of the Trust.
Effective March 5, 2024, Stephen Cohen replaced Salim Ramji as Trustee of the Trust.
Effective March 5, 2024, Dominik Rohé resigned as President of the Trust.
Effective March 5, 2024, Jessica Tan replaced Dominik Rohé as President of the Trust.
Effective April 8, 2024, Laura Fergerson was appointed as Trustee of the Trust.
Effective April 8, 2024, James Lam was appointed as Trustee of the Trust.
104
2024 iShares Annual Report to Shareholders

General Information
Electronic Delivery
Shareholders can sign up for e-mail notifications announcing that the shareholder report or prospectus has been posted on the iShares website at iShares.com. Once you have enrolled, you will no longer receive prospectuses and shareholder reports in the mail.
To enroll in electronic delivery:
 • Go to icsdelivery.com.
 • If your brokerage firm is not listed, electronic delivery may not be available. Please contact your broker-dealer or financial advisor.
Householding
Householding is an option available to certain fund investors. Householding is a method of delivery, based on the preference of the individual investor, in which a single copy of certain shareholder documents and Rule 30e-3 notices can be delivered to investors who share the same address, even if their accounts are registered under different names. Please contact your broker-dealer if you are interested in enrolling in householding and receiving a single copy of prospectuses and other shareholder documents, or if you are currently enrolled in householding and wish to change your householding status.
Availability of Quarterly Schedule of Investments
The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to their reports on Form N-PORT. The Funds’ Forms N-PORT are available on the SEC’s website at sec.gov.  Additionally, each Fund makes its portfolio holdings for the first and third quarters of each fiscal year available at iShares.com/fundreports.
Availability of Proxy Voting Policies and Proxy Voting Records
A description of the policies and procedures that the iShares Funds use to determine how to vote proxies relating to portfolio securities and information about how the iShares Funds voted proxies relating to portfolio securities during the most recent twelve-month period ending June 30 is available without charge, upon request (1) by calling toll-free 1-800-474-2737; (2) on the iShares website at iShares.com; and (3) on the SEC website at sec.gov.
A description of the Trust’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the Fund Prospectus. The Fund discloses its portfolio holdings daily and provides information regarding its top holdings in Fund fact sheets at iShares.com.
General Information
105

Glossary of Terms Used in this Report

Portfolio Abbreviation
ADR	American Depositary Receipt
NVS	Non-Voting Shares
106
2024 iShares Annual Report to Shareholders

THIS PAGE INTENTIONALLY LEFT BLANK.

Want to know more?
iShares.com | 1-800-474-2737
This report is intended for the Funds’ shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current prospectus.
Investing involves risk, including possible loss of principal.
The iShares Funds are distributed by BlackRock Investments, LLC (together with its affiliates, “BlackRock”).
The iShares Funds are not sponsored, endorsed, issued, sold or promoted by S&P Dow Jones Indices LLC, nor does this company make any representation regarding the advisability of investing in the iShares Funds. BlackRock is not affiliated with the company listed above.
©2024 BlackRock, Inc. All rights reserved. iSHARES and BLACKROCK are registered trademarks of BlackRock, Inc. or its subsidiaries. All other marks are the property of their respective owners.
iS-AR-300-0324

March 31, 2024

2024 Annual Report

iShares Trust
• iShares Asia 50 ETF | AIA | NASDAQ
• iShares Blockchain and Tech ETF | IBLC | NYSE Arca
• iShares Emerging Markets Infrastructure ETF | EMIF | NASDAQ
• iShares Europe ETF | IEV | NYSE Arca
• iShares Future Metaverse Tech and Communications ETF | IVRS | NYSE Arca
• iShares India 50 ETF | INDY | NASDAQ
• iShares International Developed Property ETF | WPS | NYSE Arca
• iShares International Developed Small Cap Value Factor ETF | ISVL | Cboe BZX
• iShares International Dividend Growth ETF | IGRO | Cboe BZX
• iShares Latin America 40 ETF | ILF | NYSE Arca

The Markets in Review
 Rob Kapito
President, BlackRock Inc.

Dear Shareholder,
The combination of continued economic growth and cooling inflation provided a supportive backdrop for investors during the 12-month reporting period ended March 31, 2024. Higher interest rates helped to rein in inflation, and the Consumer Price Index decelerated substantially while remaining above pre-pandemic levels. A moderating labor market helped ease inflationary pressure, although wages continued to grow. Wage and job growth powered robust consumer spending, backstopping the economy. On October 7, 2023, Hamas launched a horrific attack on Israel. The ensuing war has had a significant humanitarian impact and could lead to heightened economic and market volatility. We see geopolitics as a structural market risk going forward. See our geopolitical risk dashboard at blackrock.com for more details.
Equity returns were robust during the period, as interest rates stabilized and the economy proved to be more resilient than many investors expected. The U.S. economy continued to show strength, and growth further accelerated in the second half of 2023. Large-capitalization U.S. stocks posted particularly substantial gains, supported by the performance of a few notable technology companies, while small-capitalization U.S. stocks’ advance was slower but still robust. Meanwhile, international developed market equities also gained strongly, while emerging market stocks advanced at a more modest pace.
The 10-year U.S. Treasury yield rose during the reporting period, as investors reacted to elevated inflation and attempted to anticipate future interest rate changes. However, higher yields drove positive returns overall for 10-year U.S. Treasuries and solid gains in shorter-duration U.S. Treasuries. The corporate bond market benefited from improving economic sentiment, although high-yield corporate bond prices fared significantly better than investment-grade bonds as demand from yield-seeking investors remained strong.
The U.S. Federal Reserve (the “Fed”), attempting to manage persistent inflation, raised interest rates twice during the 12-month period, but paused its tightening after its July meeting. The Fed also continued to reduce its balance sheet by not replacing some of the securities that reach maturity.
Supply constraints appear to have become an embedded feature of the new macroeconomic environment, making it difficult for developed economies to increase production without sparking higher inflation. Geopolitical fragmentation and an aging population risk further exacerbating these constraints, keeping the labor market tight and wage growth high. Although the Fed has stopped tightening for now, we believe that the new economic regime means that the Fed will need to maintain high rates for an extended period despite the market’s hopes for rapid interest rate cuts, as reflected in the ongoing rally. In this new regime, we anticipate greater volatility and dispersion of returns, creating more opportunities for selective portfolio management.
Looking at developed market stocks, we have an overweight stance on U.S. stocks overall, particularly given the promise of emerging AI technologies. We are also overweight Japanese stocks as shareholder-friendly policies generate increased investor interest, although we maintain an underweight stance on European stocks. In credit, there are selective opportunities in the near term despite tighter credit and financial conditions. For fixed income investing with a six- to twelve-month horizon, we see the most attractive investments in short-term U.S. Treasuries and hard-currency emerging market bonds.
Overall, our view is that investors need to think globally, position themselves to be prepared for a decarbonizing economy, and be nimble as market conditions change. We encourage you to talk with your financial advisor and visit iShares.com for further insight about investing in today’s markets.

Rob Kapito
President, BlackRock Inc.

Total Returns as of March 31, 2024
	6-Month	12-Month
U.S. large cap equities (S&P 500® Index)	23.48%	29.88%
U.S. small cap equities (Russell 2000® Index)	19.94	19.71
International equities (MSCI Europe, Australasia, Far East Index)	16.81	15.32
Emerging market equities (MSCI Emerging Markets Index)	10.42	8.15
3-month Treasury bills (ICE BofA 3-Month U.S. Treasury Bill Index)	2.68	5.24
U.S. Treasury securities (ICE BofA 10-Year U.S. Treasury Index)	4.88	(2.44)
U.S. investment grade bonds (Bloomberg U.S. Aggregate Bond Index)	5.99	1.70
Tax-exempt municipal bonds (Bloomberg Municipal Bond Index)	7.48	3.13
U.S. high yield bonds (Bloomberg U.S. Corporate High Yield 2% Issuer Capped Index)	8.73	11.15
Past performance is not an indication of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.
2This Page is not Part of Your Fund Report

Market Overview
iShares Trust
Global Market Overview
Global equity markets advanced during the 12 months ended March 31, 2024 (“reporting period”), supported by continued economic growth and moderating inflation in most parts of the world. The MSCI ACWI, a broad global equity index that includes both developed and emerging markets, returned 23.22% in U.S. dollar terms for the reporting period. Despite concerns about the impact of higher interest rates and rising prices, the global economy was resilient, posting moderate growth in 2023 at a similar pace to the prior year. Inflation began to subside in most regions of the world, as stabilizing energy prices and improved supply chains reduced pressure on consumers. However, geopolitical tensions were high during the reporting period, raising concerns about global economic disruptions from wars in Ukraine and Gaza. Following a terrorist attack on Israel by Hamas, Israel’s retaliation in Gaza and the resulting humanitarian impact raised tensions in the region, leading to counterstrikes between Israel, the U.S., and regional militant organizations. The events raised concerns among market participants that further escalation could lead to a broad regional war.
Among developed economies, the U.S. stood out, growing at a robust pace in 2023 despite elevated interest rates and persistent inflation. The U.S. consumer helped to power the expansion, as consumer spending continued to grow in both nominal and real (inflation-adjusted) terms. A strong labor market bolstered consumer spending, as employers continued to add jobs and average hourly wages increased notably. Consumer spending was also supported by higher asset values, as both home prices and strong equity performance increased household net worth. While improved supply chains eased goods inflation, the tight labor market kept labor costs near record highs, and growing services inflation was a significant driver of inflation’s overall persistence.
To counteract inflation, the U.S. Federal Reserve Bank (“Fed”) raised interest rates twice early in the reporting period, reaching the highest level since 2001. However, the Fed paused its interest rate increases thereafter as inflation edged down, keeping interest rates steady following its July 2023 meeting. The Fed also continued to decrease the size of its balance sheet by reducing the store of U.S. Treasuries it had accumulated to stabilize markets in the early phases of the coronavirus pandemic. Projections released by the Fed late in the reporting period included several interest rate decreases later in 2024, as it forecast that inflation would continue to moderate despite the robust economy.
European stocks posted strong gains as energy prices stabilized and inflation decelerated sharply. While growth in the Eurozone was nearly flat, the tepid economy meant that consumer spending was moderate, resulting in less upward pressure on prices. The European Central Bank (“ECB”) raised interest rates four times in the first half of the reporting period but declined to increase interest rates thereafter, citing progress in lowering inflation.
Asia-Pacific region stocks also advanced, albeit at a slower pace than other regions of the world. Japan returned to moderate growth in the fourth quarter of 2023 following a contraction in the third quarter. Solid exports, rising profits, and a series of corporate reforms bolstered Japanese equities. However, Chinese stocks were negatively impacted by investor concerns about government regulations and rising geopolitical tensions with the U.S. Meanwhile, emerging market stocks gained, helped by the pausing of interest rate increases from the Fed and the ECB. Stocks in India advanced significantly amid strong economic growth and robust corporate earnings, as India’s expanding middle class bolstered consumer spending.

2024 iShares Annual Report to Shareholders

Fund Summary as of March 31, 2024
iShares® Asia 50 ETF
Investment Objective
The iShares Asia 50 ETF (the “Fund”) seeks to track the investment results of an index composed of 50 of the largest Asian equities, as represented by the S&P Asia 50TM (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.
Performance
	Average Annual Total Returns			Cumulative Total Returns
	1 Year	5 Years	10 Years	1 Year	5 Years	10 Years
Fund NAV(a)	1.87%	2.14%	5.14%	1.87%	11.17%	65.10%
Fund Market	0.72	1.88	5.05	0.72	9.76	63.69
Index	1.63	2.60	5.68	1.63	13.68	73.72

(a)
For financial reporting purposes, the market values of certain investments were adjusted as of the report date to reflect a March 29, 2024 price in instances where Asian markets were open for trading on that date. The Fund’s net asset value (“NAV”) was struck as of March 28, 2024, as U.S. markets were closed on March 29, 2024 due to a holiday. Accordingly, the NAV per share presented herein is different than the information previously published as of March 28, 2024.

GROWTH OF $10,000 INVESTMENT
(AT NET ASSET VALUE)

Past performance is not an indication of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” for more information.
Expense Example
Actual			Hypothetical 5% Return
Beginning Account Value (10/01/23)	Ending Account Value (03/31/24)	Expenses Paid During the Period(a)	Beginning Account Value (10/01/23)	Ending Account Value (03/31/24)	Expenses Paid During the Period(a)	Annualized Expense Ratio
$1,000.00	$1,114.90	$2.64	$1,000.00	$1,022.50	$2.53	0.50%

(a)
Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period shown). Other fees, such as brokerage commissions and other fees to financial intermediaries, may be paid which are not reflected in the tables and examples above. See “Disclosure of Expenses”
for more information.

Fund Summary

Fund Summary as of March 31, 2024  (continued)
iShares® Asia 50 ETF
Portfolio Management Commentary
Large-capitalization stocks in Asia rose modestly for the reporting period amid persistent global inflation, a prolonged economic slowdown in China, and ongoing geopolitical pressures. Taiwanese stocks contributed the most to the Index’s return, as the Taiwanese economy expanded steadily after the first quarter of 2023. Export demand surged beyond market expectations, consumer confidence improved to its highest level in two years, and the Taiwanese stock market attracted a record inflow of foreign investment.
The Taiwanese information technology sector advanced notably, led by the semiconductors industry. Demand for artificial intelligence (“AI”) applications and the hardware that drives the technology improved revenue for the world’s largest contract semiconductor chip maker. Stock in the semiconductor producer also rose after the company announced its plan to build a plant in Germany to meet rising demand for chips used in automotive applications.
South Korean stocks also contributed to the Index’s performance, as the country’s economy benefited from increased export demand in its information technology sector. Stocks in the technology hardware, storage, and peripherals industry rose after a large producer of memory chips reported new sales interest in the mass production of its high-bandwidth memory chips designed to be used in AI development. Stocks in Singapore further aided the Index’s return, as high interest rates bolstered banks’ net interest margins.
Chinese stocks detracted the most from the Index’s performance, as the sluggish Chinese economy entered a deflationary phase marked by falling consumer prices, a tumultuous, debt-laden property market, tepid factory activity, and a declining currency. The consumer discretionary sector was the largest source of weakness, as languishing consumer spending, driven in part by lower incomes, impacted e-commerce companies in the broadline retail industry. Stocks in the restaurants industry also declined, as heightened competition among delivery service providers constrained profitability. China’s communication services sector was a further detractor, as ongoing economic and regulatory turmoil weighed on revenue in the interactive media and services industry.
Portfolio Information
SECTOR ALLOCATION
Sector	Percent of Total Investments(a)
Information Technology	47.9%
Financials	18.8
Communication Services	13.7
Consumer Discretionary	13.5
Materials	2.0
Industrials	1.6
Real Estate	1.0
Other (each representing less than 1%)	1.5
GEOGRAPHIC ALLOCATION
Country/Geographic Region	Percent of Total Investments(a)
Taiwan	32.6%
China	32.1
South Korea	24.2
Hong Kong	6.4
Singapore	4.7

(a)	Excludes money market funds.

2024 iShares Annual Report to Shareholders

Fund Summary as of March 31, 2024
iShares® Blockchain and Tech ETF
Investment Objective
The iShares Blockchain and Tech ETF (the “Fund”) seeks to track the investment results of an index composed of U.S. and non-U.S. companies that are involved in the development, innovation, and utilization of blockchain and crypto technologies; as represented by the NYSE FactSet Global Blockchain Technologies Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.
Performance
	Average Annual Total Returns		Cumulative Total Returns
	1 Year	Since Inception	1 Year	Since Inception
Fund NAV	97.56%(a)	13.16%	97.56%(a)	27.02%
Fund Market	96.36	12.97	96.36	26.60
Index	96.47	12.41	96.47	25.34

(a)
The NAV total return presented in the table for the one-year period differs from the same period return disclosed in the financial highlights. The total return in the financial highlights is calculated in the same manner but differs due to certain adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

GROWTH OF $10,000 INVESTMENT
(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was April 25, 2022. The first day of secondary market trading was April 27, 2022.
Certain sectors and markets performed exceptionally well based on market conditions during the one-year period. Achieving such exceptional returns involves the risk of volatility and investors should not expect that such exceptional returns will be repeated.
Past performance is not an indication of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” for more information.
Expense Example
Actual			Hypothetical 5% Return
Beginning Account Value (10/01/23)	Ending Account Value (03/31/24)	Expenses Paid During the Period(a)	Beginning Account Value (10/01/23)	Ending Account Value (03/31/24)	Expenses Paid During the Period(a)	Annualized Expense Ratio
$1,000.00	$1,984.60	$3.51	$1,000.00	$1,022.70	$2.38	0.47%

(a)
Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period shown). Other fees, such as brokerage commissions and other fees to financial intermediaries, may be paid which are not reflected in the tables and examples above. See “Disclosure of Expenses”
for more information.

Fund Summary

Fund Summary as of March 31, 2024  (continued)
iShares® Blockchain and Tech ETF
Portfolio Management Commentary
Global stocks of companies involved in the development, innovation, and utilization of blockchain and cryptocurrency technologies advanced significantly for the reporting period, amid substantial price gains for leading cryptocurrencies and increased adoption of blockchain applications across industries. The price of bitcoin more than doubled during the reporting period, due in part to a decrease in the yield on the 10-year U.S. Treasury, which led some investors to seek income from riskier market segments, including cryptocurrency. Additionally, a surge of investment by institutions and individuals in newly available cryptocurrency ETFs further supported the bitcoin rally. During the reporting period, the high-profile prosecution of a former cryptocurrency executive for fraud drew considerable public scrutiny, but some industry insiders viewed the guilty verdict as a positive development with the potential to increase trust in companies that trade cryptocurrencies.
Stocks in the U.S., which represented approximately 68% of the Index on average for the reporting period, contributed the most to the Index’s performance, led by the application software industry. Companies in the industry that derive the bulk of their revenue from bitcoin mining — the energy-intensive process of creating new bitcoins by solving cryptographic problems — advanced in an environment of rising bitcoin prices and increased global adoption of bitcoin as an alternative currency. A focus on increased efficiency in operations and capital expenditure drove higher-than-expected earnings for an established bitcoin miner. The acquisition of additional mining facilities significantly increased the company’s computational power for completing transactions, boosting investor sentiment.
Lower winter temperatures enabled increased production and correspondingly robust revenue for an application software company that chiefly uses alternative energy sources, such as nuclear, hydroelectric, and solar power, in its bitcoin mining operations. The company also reduced its debt substantially, further supporting investor optimism.
The application software industries in Canada and Australia also contributed to the Index’s performance. In both countries, bitcoin mining companies advanced as they expanded their power capacity for data mining.
Portfolio Information
SECTOR ALLOCATION
Sector	Percent of Total Investments(a)
Information Technology	71.3%
Financials	27.9
Communication Services	0.8
TEN LARGEST HOLDINGS
Security	Percent of Total Investments(a)
Coinbase Global Inc., Class A	14.7%
Cleanspark Inc.	13.5
Marathon Digital Holdings Inc.	9.5
Hut 8 Corp.	5.3
Riot Platforms Inc.	5.1
Cipher Mining Inc.	4.8
Nvidia Corp.	4.2
Mastercard Inc., Class A	3.9
International Business Machines Corp.	3.8
PayPal Holdings Inc.	3.7

(a)	Excludes money market funds.

2024 iShares Annual Report to Shareholders

Fund Summary as of March 31, 2024
iShares® Emerging Markets Infrastructure ETF
Investment Objective
The iShares Emerging Markets Infrastructure ETF (the “Fund”) seeks to track the investment results of an index composed of 30 of the largest equities in the emerging markets infrastructure industry, as represented by the S&P Emerging Markets Infrastructure IndexTM (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.
Performance
	Average Annual Total Returns			Cumulative Total Returns
	1 Year	5 Years	10 Years	1 Year	5 Years	10 Years
Fund NAV	4.95%	(2.37)%	(1.44)%	4.95%	(11.30)%	(13.48)%
Fund Market	5.24	(2.49)	(1.50)	5.24	(11.83)	(13.99)
Index	5.43	(1.93)	(0.96)	5.43	(9.30)	(9.15)
GROWTH OF $10,000 INVESTMENT
(AT NET ASSET VALUE)

Past performance is not an indication of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” for more information.
Expense Example
Actual			Hypothetical 5% Return
Beginning Account Value (10/01/23)	Ending Account Value (03/31/24)	Expenses Paid During the Period(a)	Beginning Account Value (10/01/23)	Ending Account Value (03/31/24)	Expenses Paid During the Period(a)	Annualized Expense Ratio
$1,000.00	$1,080.80	$3.12	$1,000.00	$1,022.00	$3.03	0.60%

(a)
Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period shown). Other fees, such as brokerage commissions and other fees to financial intermediaries, may be paid which are not reflected in the tables and examples above. See “Disclosure of Expenses”
for more information.

Fund Summary

Fund Summary as of March 31, 2024  (continued)
iShares® Emerging Markets Infrastructure ETF
Portfolio Management Commentary
Emerging market infrastructure stocks advanced for the reporting period, as global economic growth continued and inflation cooled while supply chains improved. Brazilian stocks contributed the most to the Index’s performance, as consumer spending continued to rise sharply despite flat economic growth in the last half of 2023. Inflation in Brazil decelerated after peaking in September 2023, and the central bank of Brazil was one of the few global central banks to lower interest rates, with six decreases during the reporting period.
The Brazilian utilities sector gained the most, led by the electric utilities industry. Earnings grew amid increased cost efficiency and process improvements, while growth in power transmission revenue also benefited the industry. Water utilities also advanced, as earnings and revenue in the industry exceeded analysts’ expectations. The Brazilian energy sector further contributed to the Index’s performance, as oil and gas production in the country rose sharply in 2023, particularly offshore production. High levels of energy extraction benefited the oil and gas storage and transportation industry, which provides energy infrastructure such as pipelines, gas stations, and storage facilities. Strong earnings due in part to improved efficiency and increased bulk-liquid storage capacity helped a large company in the industry strengthen its balance sheet and receive a credit upgrade.
Qatari energy stocks also contributed to the Index’s performance. Following the disruption to energy markets from Russia’s invasion of Ukraine, European countries sought to find alternate supplies of natural gas and invested in liquid natural gas (“LNG”) facilities. Qatar expanded its LNG exports, driving increased production in Qatar, benefiting LNG fleet operators in the oil and gas storage and transportation industry. Korean stocks also gained, as earnings in the electric utilities industry were supported by multiple electricity rate increases.
On the downside, Chinese infrastructure stocks detracted from the Index’s performance. Chinese economic growth slowed and exports stalled. Property markets faced headwinds from overbuilding, pressuring the utilities sector, as a write-down of properties held in the water utilities industry weighed on earnings.
Portfolio Information
SECTOR ALLOCATION
Sector	Percent of Total Investments(a)
Industrials	40.8%
Utilities	39.4
Energy	19.8
GEOGRAPHIC ALLOCATION
Country/Geographic Region	Percent of Total Investments(a)
China	32.9%
Brazil	27.1
Mexico	19.1
Thailand	9.8
Qatar	4.5
South Korea	3.7
United Arab Emirates	2.9
Russia	0.0

(a)	Excludes money market funds.

2024 iShares Annual Report to Shareholders

Fund Summary as of March 31, 2024
iShares® Europe ETF
Investment Objective
The iShares Europe ETF (the “Fund”) seeks to track the investment results of an index composed of European equities, as represented by the S&P Europe 350TM (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.
Performance
	Average Annual Total Returns			Cumulative Total Returns
	1 Year	5 Years	10 Years	1 Year	5 Years	10 Years
Fund NAV	14.32%	8.06%	4.37%	14.32%	47.33%	53.34%
Fund Market	14.59	8.08	4.36	14.59	47.47	53.23
Index	14.52	8.20	4.61	14.52	48.29	56.88
GROWTH OF $10,000 INVESTMENT
(AT NET ASSET VALUE)

Past performance is not an indication of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” for more information.
Expense Example
Actual			Hypothetical 5% Return
Beginning Account Value (10/01/23)	Ending Account Value (03/31/24)	Expenses Paid During the Period(a)	Beginning Account Value (10/01/23)	Ending Account Value (03/31/24)	Expenses Paid During the Period(a)	Annualized Expense Ratio
$1,000.00	$1,173.20	$3.31	$1,000.00	$1,021.90	$3.08	0.61%

(a)
Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period shown). Other fees, such as brokerage commissions and other fees to financial intermediaries, may be paid which are not reflected in the tables and examples above. See “Disclosure of Expenses”
for more information.

Fund Summary

Fund Summary as of March 31, 2024  (continued)
iShares® Europe ETF
Portfolio Management Commentary
European stocks rose during the reporting period, as global investors in search of higher earnings yields increased their allocations to European equities, particularly in the first quarter of 2024. Although European economies were largely stagnant, as tight monetary policy across the E.U. constrained manufacturing activity, Eurozone household confidence increased amid moderating inflation. Although the British and German economies tipped into technical recession in the fourth quarter of 2023, investors viewed a strengthening British pound as an indicator of an improving economy, reflecting increased government spending and rising wages. In addition, France’s economy grew modestly.
Stocks in the U.K. contributed the most to the Index’s return, led by the industrials sector, as increased defense spending aided the aerospace and defense industry. Investors also reacted positively to the implementation of a restructuring plan at a large aircraft engine maker. High interest rates boosted stocks of U.K. banks, which drove contribution from the financials sector. A large multinational bank further benefited from the acquisition of a wealth management business in Asia.
French industrials stocks also contributed to the Index’s performance, as the French economy benefited from rising export demand and a catch-up in industrial production as gas prices steadied. The capital goods industry gained, as companies reported robust profit growth and record order backlogs. Aerospace and defense stocks rose, as travel rebounded and airlines scrambled to expand and upgrade aging inventory to meet demand.
Stocks in the financials sector propelled Germany’s contribution to the Index’s return, proving a bright spot in an industrial economy weighed down by high borrowing and energy costs. Investors reacted positively to earnings growth within the insurance industry and the announcement of new stock buyback programs.
In the Netherlands, a recovery in demand for semiconductor chips drove contribution from the semiconductors and semiconductor equipment industry in the information technology sector. In Denmark, the healthcare sector aided performance, as strong global demand for diabetes and weight-loss drugs boosted stocks in the pharmaceuticals, biotechnology, and life sciences industry.
Portfolio Information
SECTOR ALLOCATION
Sector	Percent of Total Investments(a)
Financials	18.8%
Industrials	16.1
Health Care	15.2
Consumer Discretionary	11.1
Consumer Staples	10.5
Information Technology	8.1
Materials	7.1
Energy	5.6
Utilities	3.7
Communication Services	3.1
Real Estate	0.7
GEOGRAPHIC ALLOCATION
Country/Geographic Region	Percent of Total Investments(a)
United Kingdom	22.2%
France	18.0
Switzerland	14.5
Germany	13.1
Netherlands	7.8
Denmark	5.6
Sweden	4.7
Italy	4.3
Spain	4.1
Ireland	1.5
Belgium	1.4
Finland	1.2
Other (each representing less than 1%)	1.6

(a)	Excludes money market funds.

2024 iShares Annual Report to Shareholders

Fund Summary as of March 31, 2024
iShares® Future Metaverse Tech and Communications ETF
Investment Objective
The iShares Future Metaverse Tech and Communications ETF (the “Fund”) seeks to track the investment results of an index composed of U.S. and non-U.S. companies that provide products and services that are expected to contribute to the metaverse in areas including virtual platforms, social media, gaming, 3D software, digital assets, and virtual and augmented reality, as represented by the Morningstar Global Metaverse & Virtual Interaction Select Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.
Performance
	Average Annual Total Returns		Cumulative Total Returns
	1 Year	Since Inception	1 Year	Since Inception
Fund NAV	23.72%(a)	25.97%	23.72%(a)	29.69%
Fund Market	23.97	25.98	23.97	29.70
Index	24.26	26.45	24.26	30.21

(a)
The NAV total return presented in the table for the one-year period differs from the same period return disclosed in the financial highlights. The total return in the financial highlights is calculated in the same manner but differs due to certain adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

GROWTH OF $10,000 INVESTMENT
(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was February 14, 2023. The first day of secondary market trading was February 16, 2023.
Past performance is not an indication of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” for more information.
Expense Example
Actual			Hypothetical 5% Return
Beginning Account Value (10/01/23)	Ending Account Value (03/31/24)	Expenses Paid During the Period(a)	Beginning Account Value (10/01/23)	Ending Account Value (03/31/24)	Expenses Paid During the Period(a)	Annualized Expense Ratio
$1,000.00	$1,185.30	$2.57	$1,000.00	$1,022.70	$2.38	0.47%

(a)
Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period shown). Other fees, such as brokerage commissions and other fees to financial intermediaries, may be paid which are not reflected in the tables and examples above. See “Disclosure of Expenses”
for more information.

Fund Summary

Fund Summary as of March 31, 2024  (continued)
iShares® Future Metaverse Tech and Communications ETF
Portfolio Management Commentary
Stocks of companies that provide products and services related to the metaverse advanced during the reporting period, helped by continued global economic growth and notable innovations in artificial intelligence (“AI”) technology. Rapid advances in generative AI, which allows users to generate outputs using simple natural language queries, drove a surge in investor enthusiasm for products and technologies associated with AI. Stocks in the U.S., which represented approximately 69% of the Index on average for the reporting period, contributed the most to the Index’s performance. The U.S. information technology sector was the leading source of strength, led by the semiconductors industry, as companies purchased specialized chips used to provide computing capacity for AI applications, which require significant processing power. Corporations seeking to use AI technologies invested significantly in this hardware, in some cases setting up separate budgetary allocations to expedite the increased investment. Consequently, industry revenue and earnings grew rapidly, driving strong equity performance. Additionally, the semiconductors industry continued to invest in building the next generation of processors for AI applications, further buoying investor sentiment.
The communication services sector also contributed significantly to the Index’s performance, led by the interactive media and services industry. Growth in the online advertising market drove large increases in both revenue and income. Implementation of AI tools that allow clients to partially automate and optimize advertising campaigns benefited the industry and buoyed analysts’ optimism about continued growth. Cost cutting efforts, including multiple rounds of layoffs, also boosted profitability, as the industry refocused on core social media products. Strong sales of cloud computing products supported earnings, and a proposed deal between a large company in the industry and a smartphone manufacturer to license an AI product generated investor enthusiasm.
The information technology sector in South Korea contributed notably to the Index’s return, as the semiconductors industry benefited from a memory-chip maker’s deal with a U.S. company to provide components for AI accelerators. The communication services sector in Japan also contributed, as higher-than-expected sales of game consoles drove gains for the media and entertainment industry.
Portfolio Information
INDUSTRY ALLOCATION
Industry	Percent of Total Investments(a)
Software	35.2%
Entertainment	34.0
Interactive Media & Services	15.3
Household Durables	7.7
Semiconductors & Semiconductor Equipment	4.2
Technology Hardware, Storage & Peripherals	3.5
Communications Equipment	0.1
TEN LARGEST HOLDINGS
Security	Percent of Total Investments(a)
Meta Platforms Inc., Class A	5.8%
Krafton Inc.	5.1
Kuaishou Technology	4.7
Autodesk Inc.	4.7
PTC Inc.	4.6
Ansys Inc.	4.6
Take-Two Interactive Software Inc.	4.6
Sony Group Corp.	4.6
Electronic Arts Inc.	4.4
Unity Software Inc.	4.4

(a)	Excludes money market funds.

2024 iShares Annual Report to Shareholders

Fund Summary as of March 31, 2024
iShares® India 50 ETF
Investment Objective
The iShares India 50 ETF (the “Fund”) seeks to track the investment results of an index composed of 50 of the largest Indian equities, as represented by the Nifty 50 Index (the “Index”) and determined by the Index provider, NSE Indices Ltd. The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.
Performance
	Average Annual Total Returns			Cumulative Total Returns
	1 Year	5 Years	10 Years	1 Year	5 Years	10 Years
Fund NAV	22.73%(a)	8.40%	8.51%	22.73%(a)	49.68%	126.28%
Fund Market	23.20	8.41	8.47	23.20	49.72	125.50
Index	28.18	11.08	10.48	28.18	69.08	170.99

(a)
The NAV total return presented in the table for the one-year period differs from the same period return disclosed in the financial highlights. The total return in the financial highlights is calculated in the same manner but differs due to certain adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

GROWTH OF $10,000 INVESTMENT
(AT NET ASSET VALUE)

Past performance is not an indication of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” for more information.
Expense Example
Actual			Hypothetical 5% Return
Beginning Account Value (10/01/23)	Ending Account Value (03/31/24)	Expenses Paid During the Period(a)	Beginning Account Value (10/01/23)	Ending Account Value (03/31/24)	Expenses Paid During the Period(a)	Annualized Expense Ratio
$1,000.00	$1,119.30	$4.72	$1,000.00	$1,020.60	$4.50	0.89%

(a)
Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period shown). Other fees, such as brokerage commissions and other fees to financial intermediaries, may be paid which are not reflected in the tables and examples above. See “Disclosure of Expenses”
for more information.

Fund Summary

Fund Summary as of March 31, 2024  (continued)
iShares® India 50 ETF
Portfolio Management Commentary
Large-capitalization Indian stocks advanced sharply for the reporting period amid robust economic growth in what is now the world’s most populous nation. Strength in construction and manufacturing underpinned the rapid economic expansion, as the Indian government’s investments in infrastructure and manufacturing incentives proved beneficial.
The energy sector contributed the most to the Index’s performance, benefiting from a rise in oil prices toward the end of the reporting period. Indian energy companies capitalized on the country’s increased imports of Russian oil, a development that began after Russia invaded Ukraine. Importing relatively inexpensive oil from Russia helped India grow its refining capabilities and its exports of products derived from refined crude. Increased production of coal to meet the nation’s rising demand for power buoyed coal and consumable fuels companies. A slowdown in the rollout of renewable energy sources for power generation in India ensured continued reliance on coal, further supporting coal stocks.
The consumer discretionary sector also contributed to the Index’s return, led by the automobiles industry. Sales of commercial and private vehicles by Indian automakers rose substantially, both domestically and abroad, as supply-chain holdups and chip shortages lessened. Industry analysts viewed increased production of vehicles as a positive indicator of shrinking debt levels, further supporting investor sentiment toward automobile manufacturers.
Another area of strength for the Index was the industrials sector. Indian construction and engineering companies benefited from substantial growth in infrastructure projects, as the government’s goal to reach developed nation status by 2047 translated into construction of roads, bridges, airports, and power facilities. The sizeable pipeline of government-funded infrastructure slated to be built in the coming years bolstered the positive investor sentiment toward the industry.
The financials sector also contributed to the Index’s return. Within the banking industry, growth in deposits and loans drove higher-than-expected net interest income and profits. Despite compression in net interest margins that pressured the stocks of some Indian banks, the industry overall reported solid earnings, driven in part by growth in loans to retail customers and smaller businesses.
Portfolio Information
SECTOR ALLOCATION
Sector	Percent of Total Investments(a)
Financials	33.6%
Information Technology	13.0
Energy	12.9
Consumer Discretionary	9.2
Consumer Staples	8.2
Industrials	6.4
Materials	6.2
Health Care	4.4
Communication Services	3.2
Utilities	2.9
TEN LARGEST HOLDINGS
Security	Percent of Total Investments(a)
HDFC Bank Ltd.	11.1%
Reliance Industries Ltd.	10.2
ICICI Bank Ltd.	7.8
Infosys Ltd.	5.4
Larsen & Toubro Ltd.	4.5
Tata Consultancy Services Ltd.	4.0
ITC Ltd.	3.9
Bharti Airtel Ltd.	3.2
Axis Bank Ltd.	3.0
State Bank of India	2.9

(a)	Excludes money market funds.

2024 iShares Annual Report to Shareholders

Fund Summary as of March 31, 2024
iShares® International Developed Property ETF
Investment Objective
The iShares International Developed Property ETF (the “Fund”) seeks to track the investment results of an index composed of real estate equities in developed non-U.S. markets, as represented by the S&P Developed ex-U.S. Property IndexTM (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.
Performance
	Average Annual Total Returns			Cumulative Total Returns
	1 Year	5 Years	10 Years	1 Year	5 Years	10 Years
Fund NAV	8.93%(a)	(2.41)%	1.53%	8.93%(a)	(11.46)%	16.40%
Fund Market	8.74	(2.49)	1.49	8.74	(11.86)	15.92
Index	9.20	(2.38)	1.57	9.20	(11.33)	16.86

(a)
The NAV total return presented in the table for the one-year period differs from the same period return disclosed in the financial highlights. The total return in the financial highlights is calculated in the same manner but differs due to certain adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

GROWTH OF $10,000 INVESTMENT
(AT NET ASSET VALUE)

Past performance is not an indication of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” for more information.
Expense Example
Actual			Hypothetical 5% Return
Beginning Account Value (10/01/23)	Ending Account Value (03/31/24)	Expenses Paid During the Period(a)	Beginning Account Value (10/01/23)	Ending Account Value (03/31/24)	Expenses Paid During the Period(a)	Annualized Expense Ratio
$1,000.00	$1,146.40	$2.58	$1,000.00	$1,022.60	$2.43	0.48%

(a)
Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period shown). Other fees, such as brokerage commissions and other fees to financial intermediaries, may be paid which are not reflected in the tables and examples above. See “Disclosure of Expenses”
for more information.

Fund Summary

Fund Summary as of March 31, 2024  (continued)
iShares® International Developed Property ETF
Portfolio Management Commentary
International developed property stocks advanced during the reporting period, as global economic growth persisted, inflation moderated, and key central banks stopped raising interest rates. Investor optimism regarding prospects for lower borrowing costs and an upturn in leasing and investment increased along with expectations for potential interest rate cuts. The pace of declines in transaction volume moderated in Asia and stabilized in Europe, and office space use stabilized on both continents after declining since the onset of the pandemic.
Japan’s real estate sector contributed the most to the Index’s return. The country’s low cost of debt helped it attract the largest amount of cross-regional property investment capital in Asia. Diversified equity real estate investment trusts (“REITs”) benefited from the Japanese yen’s depreciation against the U.S. dollar and increased tourism that boosted the hotel market. Japan’s office vacancy rate also remained lower than in most other developed countries. Stock of a leading REIT reached an all-time high after a U.S. asset manager demanded it launch a large stock repurchase program. Japan’s leading property developers also benefited from a large U.S. holding company’s announced plans to increase its stake in their parent companies.
Australia’s industrial REITs also contributed to the Index’s performance, led by the country’s largest REIT. Its focus on higher-demand industrial properties, particularly data centers at the heart of the artificial intelligence boom, helped insulate it from weakness in other commercial property markets. In addition, inflation fell more quickly than expected, heightening anticipation of interest rate cuts that might lower mortgage costs. Rents also remained relatively steady despite the property market’s overall weakness.
On the downside, Hong Kong’s real estate sector detracted from performance. The declines in stocks of property developers and REITs mirrored China’s ongoing property crisis. China’s largest property developer was ordered to liquidate after several failed refinancing attempts and allegations of fraud committed by its founder. Other large Chinese developers also neared default. Additionally, Hong Kong real estate developers cited excessive taxes on property transactions for the city’s largest real estate slump in two decades.
Portfolio Information
INDUSTRY ALLOCATION
Industry	Percent of Total Investments(a)
Diversified Real Estate Activities	20.6%
Real Estate Operating Companies	20.5
Industrial REITs	15.2
Retail REITs	13.1
Diversified REITs	12.5
Office REITs	6.8
Multi-Family Residential REITs	3.6
Real Estate Development	2.8
Health Care REITs	1.6
Hotel & Resort REITs	1.4
Self Storage REITs	1.2
Other (each representing less than 1%)	0.7
GEOGRAPHIC ALLOCATION
Country/Geographic Region	Percent of Total Investments(a)
Japan	31.2%
Australia	15.1
United Kingdom	10.0
Hong Kong	8.7
Singapore	7.4
Germany	5.3
Sweden	4.8
France	3.4
Canada	3.4
Switzerland	2.6
Israel	2.4
Belgium	2.4
Other (each representing less than 1%)	3.3

(a)	Excludes money market funds.

2024 iShares Annual Report to Shareholders

Fund Summary as of March 31, 2024
iShares® International Developed Small Cap Value Factor ETF
Investment Objective
The iShares International Developed Small Cap Value Factor ETF (the “Fund”) seeks to track the investment results of an index composed of international developed market small-capitalization stocks, excluding the U.S. and Korea, with prominent value characteristics, as represented by the FTSE Developed ex US ex Korea Small Cap Focused Value Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.
Performance
	Average Annual Total Returns		Cumulative Total Returns
	1 Year	Since Inception	1 Year	Since Inception
Fund NAV	16.26%	4.17%	16.26%	13.15%
Fund Market	16.25	4.33	16.25	13.66
Index	16.54	4.33	16.54	13.67
GROWTH OF $10,000 INVESTMENT
(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was March 23, 2021. The first day of secondary market trading was March 25, 2021.
Past performance is not an indication of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” for more information.
Expense Example
Actual			Hypothetical 5% Return
Beginning Account Value (10/01/23)	Ending Account Value (03/31/24)	Expenses Paid During the Period(a)	Beginning Account Value (10/01/23)	Ending Account Value (03/31/24)	Expenses Paid During the Period(a)	Annualized Expense Ratio
$1,000.00	$1,175.00	$1.63	$1,000.00	$1,023.50	$1.52	0.30%

(a)
Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period shown). Other fees, such as brokerage commissions and other fees to financial intermediaries, may be paid which are not reflected in the tables and examples above. See “Disclosure of Expenses”
for more information.

Fund Summary

Fund Summary as of March 31, 2024  (continued)
iShares® International Developed Small Cap Value Factor ETF
Portfolio Management Commentary
International developed market small-capitalization stocks with prominent value characteristics posted a strong advance for the reporting period. Japanese stocks contributed the most to the Index’s performance, as the Japanese economy was helped by rising exports and a series of investor-friendly corporate reforms. The Japanese yen declined relative to the U.S. dollar, weighing on the value of stocks denominated in U.S. dollars, but also making export-oriented businesses more competitive internationally.
In this environment, the Japanese industrials sector gained the most, helped by strength in the capital goods industry. Strong sales of construction and engineering services related to environmental energy and recycling facilities bolstered revenue in the industry. Surging demand for semiconductors also benefited the industry, as orders increased significantly at a manufacturer of clean room systems for semiconductor manufacturing. The Japanese materials sector also gained, driven by the chemicals industry, which benefited from the development of new markets for acrylic rubber.
Canadian energy stocks also contributed to the Index’s performance, as Canadian oil and natural gas production hit all-time highs. Increased production helped offset lower earnings due to declining prices for natural gas. Progress on a major pipeline connecting Canadian oilfields with a Pacific port also benefited oil, gas, and consumable fuels companies. Meanwhile, the financials sector in the U.K. advanced due in part to increased loan volumes and corporate deposits.
The Index’s selection process is designed to maximize exposure to small-capitalization stocks with prominent value characteristics, with screens to eliminate stocks with low liquidity, high volatility, high leverage, negative sentiment, and negative momentum. Reflecting those constraints, the Index outperformed the broader market, as represented by the MSCI World Ex USA Small Cap. The economic environment during the reporting period was supportive of small-capitalization value stocks, while stock selection within sectors also drove relative performance. In particular, stock selection in the industrials, energy, and materials sectors were the largest contributors to the Index’s return relative to the broader market.
Portfolio Information
SECTOR ALLOCATION
Sector	Percent of Total Investments(a)
Industrials	23.4%
Materials	17.5
Financials	14.4
Consumer Discretionary	10.0
Energy	7.2
Consumer Staples	6.2
Real Estate	5.9
Information Technology	5.7
Health Care	4.5
Communication Services	3.4
Utilities	1.8
GEOGRAPHIC ALLOCATION
Country/Geographic Region	Percent of Total Investments(a)
Japan	25.7%
Canada	19.1
United Kingdom	9.3
Australia	8.6
Switzerland	7.7
Sweden	5.9
Spain	3.4
Germany	3.2
Finland	2.6
France	2.2
Italy	2.2
Austria	2.0
Netherlands	1.5
Denmark	1.5
Belgium	1.3
Other (each representing less than 1%)	3.8

(a)	Excludes money market funds.

2024 iShares Annual Report to Shareholders

Fund Summary as of March 31, 2024
iShares® International Dividend Growth ETF
Investment Objective
The iShares International Dividend Growth ETF (the “Fund”) seeks to track the investment results of an index composed of international equities with a history of consistently growing dividends, as represented by the Morningstar® Global ex-US Dividend Growth IndexSM (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.
Performance
	Average Annual Total Returns			Cumulative Total Returns
	1 Year	5 Years	Since Inception	1 Year	5 Years	Since Inception
Fund NAV	14.46%	7.41%	7.05%	14.46%	42.97%	70.96%
Fund Market	14.49	7.33	7.08	14.49	42.41	71.30
Index	14.49	7.37	7.00	14.49	42.67	70.32
GROWTH OF $10,000 INVESTMENT
(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was May 17, 2016. The first day of secondary market trading was May 19, 2016.
Past performance is not an indication of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” for more information.
Expense Example
Actual			Hypothetical 5% Return
Beginning Account Value (10/01/23)	Ending Account Value (03/31/24)	Expenses Paid During the Period(a)	Beginning Account Value (10/01/23)	Ending Account Value (03/31/24)	Expenses Paid During the Period(a)	Annualized Expense Ratio
$1,000.00	$1,144.00	$0.86	$1,000.00	$1,024.20	$0.81	0.16%

(a)
Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period shown). Other fees, such as brokerage commissions and other fees to financial intermediaries, may be paid which are not reflected in the tables and examples above. See “Disclosure of Expenses”
for more information.

Fund Summary

Fund Summary as of March 31, 2024  (continued)
iShares® International Dividend Growth ETF
Portfolio Management Commentary
International dividend growth stocks advanced for the reporting period amid continued growth in the global economy. Japanese stocks contributed the most to the Index’s return, as the Japanese economy was helped by rising exports and a series of investor-friendly corporate reforms. The financials sector helped performance, as the banking industry posted strong gains amid shifting policy from the Bank of Japan (“BOJ”). The BOJ altered its yield curve control policy (which it used to keep bond prices within a designated range), allowing bond yields to rise. It also changed its longstanding negative interest rate policy by raising interest rates in March 2024. The higher interest rates benefited Japanese banks by increasing their yields on deposits, which are kept at the Bank of Japan. Improving financial conditions at Japanese banks also enabled increases in dividend payouts. Higher bond yields drove gains in the Japanese insurance industry. Interest earned on bonds represents an important source of income for insurers, and elevated bond yields led to an increase in interest income.
Japanese industrials stocks also gained, particularly in the trading company and distribution industry. While earnings from commodities-related businesses declined due to slumping commodities prices, solid cash flows enabled continued stock repurchases and dividend payments.
Canadian stocks also contributed to the Index’s return. Following two interest rate increases early in the reporting period, the Bank of Canada kept interest rates steady. Canadian insurance companies gained the most, as elevated interest rates meant that interest income increased. Canadian banks were another source of strength, as dividends rose amid growth in domestic deposits and strong loan volumes. German stocks also advanced, as the software industry benefited from a prominent company’s announcement of a restructuring plan to pivot toward artificial intelligence applications.
On the downside, dividend growth stocks from China detracted from the Index’s return. The insurance industry declined amid a steep decrease in earnings from asset management. Rising medical claims and concerns about the Chinese economy also negatively impacted the insurance industry in Hong Kong.
Portfolio Information
SECTOR ALLOCATION
Sector	Percent of Total Investments(a)
Financials	24.5%
Health Care	15.7
Industrials	14.4
Consumer Staples	10.6
Utilities	10.0
Information Technology	8.3
Materials	6.2
Energy	3.8
Consumer Discretionary	3.0
Communication Services	2.6
Real Estate	0.9
GEOGRAPHIC ALLOCATION
Country/Geographic Region	Percent of Total Investments(a)
Canada	20.3%
Japan	19.9
Switzerland	11.6
United Kingdom	8.0
Germany	4.9
France	4.8
Denmark	4.0
China	4.0
Italy	3.9
India	3.4
Spain	3.2
Australia	2.3
Hong Kong	2.0
Netherlands	1.2
Sweden	1.1
Taiwan	1.0
Other (each representing less than 1%)	4.4

(a)	Excludes money market funds.

2024 iShares Annual Report to Shareholders

Fund Summary as of March 31, 2024
iShares® Latin America 40 ETF
Investment Objective
The iShares Latin America 40 ETF (the “Fund”) seeks to track the investment results of an index composed of 40 of the largest Latin American equities, as represented by the S&P Latin America 40TM (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.
Performance
	Average Annual Total Returns			Cumulative Total Returns
	1 Year	5 Years	10 Years	1 Year	5 Years	10 Years
Fund NAV	24.91%	2.94%	1.68%	24.91%	15.60%	18.12%
Fund Market	25.01	2.96	1.68	25.01	15.68	18.18
Index	25.36	3.24	2.06	25.36	17.28	22.67
GROWTH OF $10,000 INVESTMENT
(AT NET ASSET VALUE)

Past performance is not an indication of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” for more information.
Expense Example
Actual			Hypothetical 5% Return
Beginning Account Value (10/01/23)	Ending Account Value (03/31/24)	Expenses Paid During the Period(a)	Beginning Account Value (10/01/23)	Ending Account Value (03/31/24)	Expenses Paid During the Period(a)	Annualized Expense Ratio
$1,000.00	$1,146.60	$2.58	$1,000.00	$1,022.60	$2.43	0.48%

(a)
Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period shown). Other fees, such as brokerage commissions and other fees to financial intermediaries, may be paid which are not reflected in the tables and examples above. See “Disclosure of Expenses”
for more information.

Fund Summary

Fund Summary as of March 31, 2024  (continued)
iShares® Latin America 40 ETF
Portfolio Management Commentary
Large-capitalization Latin American stocks advanced strongly for the reporting period. The region underwent an economic slowdown, although growth outpaced expectations in its two largest economies, Brazil and Mexico, supported by strength in consumer spending.
Brazil was the largest contributor to the Index’s return, as a resilient economy, political stability, interest rate cuts, and an easing in the inflation rate drove gains for Brazilian equities. The financials sector was a significant source of strength, particularly the banking industry. Substantial growth in new customers drove a surge in profits for a banking and financial services company that offers digital-only products. The fast-growing online bank also increased its revenues from existing customers with successful cross-selling, greater usage of its credit cards, and efforts to attract a wealthier demographic. A rise in net interest income from expanding loan portfolios, including higher agribusiness lending in a strong environment for corn and soybean production, also supported Brazilian banks. Additionally, in advance of the central bank’s introduction of a digital version of the Brazilian real, moves to accommodate consumer interest in digital assets boosted industry profits.
The energy sector in Brazil also contributed to the Index’s performance. In the integrated oil and gas industry, rising oil prices drove substantial price increases for gasoline and diesel fuel, buoying investor sentiment. Higher-than-expected production of oil and natural gas, due to robust output from floating production units, further supported the industry.
In Mexico, the materials sector led contributions to the Index’s return. Robust sales and higher prices for cement in the U.S., a key export market, aided performance in the construction materials industry, despite a decline in cement volumes due to unfavorable weather and weakened demand. A stronger Mexican peso also supported gains for construction materials companies. The Mexican consumer staples sector also contributed, as beverage producers benefited from strong consumer demand, ambitious store expansion from industry-leading companies, and consumer enthusiasm for loyalty programs. In Peru, the materials sector contributed as higher prices for silver and copper drove solid earnings for mining companies.
Portfolio Information
SECTOR ALLOCATION
Sector	Percent of Total Investments(a)
Financials	34.9%
Materials	19.3
Consumer Staples	14.9
Energy	14.1
Industrials	6.3
Communication Services	4.7
Utilities	2.6
Consumer Discretionary	1.1
Health Care	1.1
Real Estate	1.0
GEOGRAPHIC ALLOCATION
Country/Geographic Region	Percent of Total Investments(a)
Brazil	59.8%
Mexico	28.6
Chile	5.4
Peru	4.3
Colombia	1.9

(a)	Excludes money market funds.

2024 iShares Annual Report to Shareholders

About Fund Performance
Past performance is not an indication of future results. Financial markets have experienced extreme volatility and trading in many instruments has been disrupted. These circumstances may continue for an extended period of time and may continue to affect adversely the value and liquidity of each Fund’s investments. As a result, current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end is available at iShares.com. Performance results assume reinvestment of all dividends and capital gain distributions and do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. The investment return and principal value of shares will vary with changes in market conditions. Shares may be worth more or less than their original cost when they are redeemed or sold in the market. Performance for certain funds may reflect a waiver of a portion of investment advisory fees. Without such a waiver, performance would have been lower.
Net asset value or “NAV” is the value of one share of a fund as calculated in accordance with the standard formula for valuing mutual fund shares.  Beginning August 10, 2020, the price used to calculate market return (“Market Price”) is the closing price. Prior to August 10, 2020, Market Price was determined using the midpoint between the highest bid and the lowest ask on the primary stock exchange on which shares of a fund are listed for trading, as of the time that such fund’s NAV is calculated. Since shares of a fund may not trade in the secondary market until after the fund’s inception, for the period from inception to the first day of secondary market trading in shares of the fund, the NAV of the fund is used as a proxy for the Market Price to calculate market returns. Market and NAV returns assume that dividends and capital gain distributions have been reinvested at Market Price and NAV, respectively.
An index is a statistical composite that tracks a specified financial market or sector. Unlike a fund, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by a fund. These expenses negatively impact fund performance. Also, index returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, index returns would be lower.
Disclosure of Expenses
Shareholders of each Fund may incur the following charges: (1) transactional expenses, including brokerage commissions on purchases and sales of fund shares and (2) ongoing expenses, including management fees and other fund expenses. The expense examples shown (which are based on a hypothetical investment of $1,000 invested at the beginning of the period and held through the end of the period) are intended to assist shareholders both in calculating expenses based on an investment in each Fund and in comparing these expenses with similar costs of investing in other funds.
The expense examples provide information about actual account values and actual expenses. Annualized expense ratios reflect contractual and voluntary fee waivers, if any. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number under the heading entitled “Expenses Paid During the Period.”
The expense examples also provide information about hypothetical account values and hypothetical expenses based on a fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in the Funds and other funds, compare the 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
The expenses shown in the expense examples are intended to highlight shareholders’ ongoing costs only and do not reflect any transactional expenses, such as brokerage commissions and other fees paid on purchases and sales of fund shares. Therefore, the hypothetical examples are useful in comparing ongoing expenses only and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.
About Fund Performance/Disclosure of Expenses

Schedule of Investments
March 31, 2024
iShares® Asia 50 ETF
(Percentages shown are based on Net Assets)

Security	Shares	Value
Common Stocks
China — 32.0%
Alibaba Group Holding Ltd.	8,397,000	$75,932,611
ANTA Sports Products Ltd.	672,200	7,167,541
Baidu Inc.(a)	1,284,200	16,905,992
Bank of China Ltd., Class H	47,186,000	19,346,754
BYD Co. Ltd., Class H	528,000	13,519,465
China Construction Bank Corp., Class H	55,694,960	33,610,399
China Merchants Bank Co. Ltd., Class H	1,871,000	7,415,740
Industrial & Commercial Bank of China Ltd., Class H	40,167,115	20,189,337
JD.com Inc.	1,391,250	19,083,602
Kuaishou Technology(a)(b)	1,424,100	8,964,138
Li Auto Inc.(a)	659,800	10,018,743
Meituan, Class B(a)(b)	2,453,180	30,282,283
NetEase Inc.	985,300	20,417,016
PetroChina Co. Ltd., Class H	11,940,000	10,240,001
Ping An Insurance Group Co. of China Ltd., Class H	3,528,000	14,978,762
Tencent Holdings Ltd.	3,465,700	134,988,780
Trip.com Group Ltd.(a)	314,500	13,945,360
Xiaomi Corp., Class B(a)(b)	8,705,800	17,091,896
		474,098,420
Hong Kong — 6.4%
AIA Group Ltd.	6,399,400	43,046,032
CK Hutchison Holdings Ltd.	1,517,648	7,303,906
Hong Kong Exchanges & Clearing Ltd.	674,500	19,653,752
Link REIT	1,446,560	6,229,484
Sun Hung Kai Properties Ltd.	853,000	8,239,707
Techtronic Industries Co. Ltd.	747,500	10,156,925
		94,629,806
Singapore — 4.6%
DBS Group Holdings Ltd.	1,039,900	27,752,660
Oversea-Chinese Banking Corp. Ltd.	2,191,674	21,898,902
United Overseas Bank Ltd.	868,400	18,879,034
		68,530,596
South Korea — 22.1%
Celltrion Inc.	90,064	12,298,834
Hyundai Motor Co.	77,822	13,694,208
KB Financial Group Inc.	212,398	11,099,390
Kia Corp.	142,754	11,864,171
LG Chem Ltd.	26,770	8,761,957
LG Energy Solution(a)(c)	22,493	6,700,685
NAVER Corp.	84,569	11,748,972
POSCO Holdings Inc.	41,947	13,138,978
Samsung Electronics Co. Ltd.	2,902,332	177,643,199
Samsung SDI Co. Ltd.	29,580	10,490,660
Shinhan Financial Group Co. Ltd.	275,707	9,725,582
SK Hynix Inc.	304,433	41,382,536
		328,549,172
Taiwan — 32.5%
Cathay Financial Holding Co. Ltd.	5,480,235	8,258,570
Chunghwa Telecom Co. Ltd.	2,151,551	8,451,577
CTBC Financial Holding Co. Ltd.	11,102,359	11,237,335
Security	Shares	Value
Taiwan (continued)
Delta Electronics Inc.	1,088,000	$11,644,728
Formosa Plastics Corp.	2,698,071	5,739,534
Fubon Financial Holding Co. Ltd.	4,787,780	10,363,794
Hon Hai Precision Industry Co. Ltd.	6,810,052	31,918,628
MediaTek Inc.	903,112	33,721,901
Quanta Computer Inc.	1,574,000	13,783,470
Taiwan Semiconductor Manufacturing Co. Ltd.	13,780,343	335,428,537
United Microelectronics Corp.	6,595,000	10,710,559
		481,258,633
Total Common Stocks — 97.6% (Cost: $1,396,170,367)		1,447,066,627
Preferred Stocks
South Korea — 1.9%
Hyundai Motor Co.
Preference Shares, NVS	12,283	1,443,165
Series 2, Preference Shares, NVS	20,576	2,398,014
LG Chem Ltd., Preference Shares, NVS	4,245	947,106
Samsung Electronics Co. Ltd., Preference Shares, NVS	464,529	23,185,661
		27,973,946
Total Preferred Stocks — 1.9% (Cost: $21,153,791)		27,973,946
Total Long-Term Investments — 99.5% (Cost: $1,417,324,158)		1,475,040,573
Short-Term Securities
Money Market Funds — 0.3%
BlackRock Cash Funds: Institutional, SL Agency Shares, 5.50%(d)(e)(f)	3,132,172	3,133,425
BlackRock Cash Funds: Treasury, SL Agency Shares, 5.29%(d)(e)	800,000	800,000
Total Short-Term Securities — 0.3% (Cost: $3,932,843)		3,933,425
Total Investments — 99.8% (Cost: $1,421,257,001)		1,478,973,998
Other Assets Less Liabilities — 0.2%		2,629,449
Net Assets — 100.0%		$1,481,603,447

(a)	Non-income producing security.
(b)
Security exempt from registration pursuant to Rule 144A under the Securities Act of
1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(c)	All or a portion of this security is on loan.
(d)	Affiliate of the Fund.
(e)	Annualized 7-day yield as of period end.
(f)	All or a portion of this security was purchased with the cash collateral from loaned securities.

2024 iShares Annual Report to Shareholders

Schedule of Investments (continued)
March 31, 2024
iShares® Asia 50 ETF

Affiliates
Investments in issuers considered to be affiliate(s) of the Fund during the year ended March 31, 2024 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:
Affiliated Issuer	Value at 03/31/23	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 03/31/24	Shares Held at 03/31/24	Income	Capital Gain Distributions from Underlying Funds
BlackRock Cash Funds: Institutional, SL Agency Shares	$—	$3,129,913 (a)	$—	$2,930	$582	$3,133,425	3,132,172	$36,660 (b)	$—
BlackRock Cash Funds: Treasury, SL Agency Shares	700,000	100,000 (a)	—	—	—	800,000	800,000	65,900	—
				$2,930	$582	$3,933,425		$102,560	$—

(a)	Represents net amount purchased (sold).
(b)
All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

Derivative Financial Instruments Outstanding as of Period End
Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Long Contracts
FTSE Taiwan Index	41	04/29/24	$2,827	$(660)
MSCI China Index	103	06/21/24	2,174	(20,186)
MSCI Emerging Markets Index	22	06/21/24	1,154	(555)
				$(21,401)
Derivative Financial Instruments Categorized by Risk Exposure
As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Liabilities—Derivative Financial Instruments
Futures contracts
Unrealized depreciation on futures contracts(a)	$—	$—	$21,401	$—	$—	$—	$21,401

(a)
Net cumulative unrealized appreciation (depreciation) on futures contracts are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day's variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the period ended March 31, 2024, the effect of derivative financial instruments in the Statements of Operations was as follows:
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from
Futures contracts	$—	$—	$17,937	$—	$—	$—	$17,937
Net Change in Unrealized Appreciation (Depreciation) on
Futures contracts	$—	$—	$(197,967)	$—	$—	$—	$(197,967)
Schedule of Investments

Schedule of Investments (continued)
March 31, 2024
iShares® Asia 50 ETF

Average Quarterly Balances of Outstanding Derivative Financial Instruments
Futures contracts:
Average notional value of contracts — long	$6,093,400
For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.
Fair Value Hierarchy as of Period End
Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.
The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.
	Level 1	Level 2	Level 3	Total
Assets
Investments
Long-Term Investments
Common Stocks	$620,094,801	$826,971,826	$—	$1,447,066,627
Preferred Stocks	—	27,973,946	—	27,973,946
Short-Term Securities
Money Market Funds	3,933,425	—	—	3,933,425
	$624,028,226	$854,945,772	$—	$1,478,973,998
Derivative Financial Instruments(a)
Liabilities
Equity Contracts	$(555)	$(20,846)	$—	$(21,401)

(a)	Derivative financial instruments are futures contracts. Futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.
See notes to financial statements.

2024 iShares Annual Report to Shareholders

Schedule of Investments
March 31, 2024
iShares® Blockchain and Tech ETF
(Percentages shown are based on Net Assets)

Security	Shares	Value
Common Stocks
Capital Markets — 17.6%
Allfunds Group PLC	5,096	$36,752
Bitcoin Group SE	1,707	101,840
Coinbase Global Inc., Class A(a)	13,062	3,462,998
Galaxy Digital Holdings Ltd.(a)	32,913	351,594
Robinhood Markets Inc.(a)	5,546	111,641
SBI Holdings Inc.	3,000	78,690
Voyager Digital Ltd.(a)(b)	57,043	—
		4,143,515
Financial Services — 10.0%
Block Inc.(a)	6,733	569,477
Mastercard Inc., Class A	1,893	911,612
PayPal Holdings Inc.(a)	13,205	884,603
		2,365,692
Insurance — 0.3%
Poste Italiane SpA(c)	5,712	71,538
Interactive Media & Services — 0.4%
LY Corp.	33,500	84,854
IT Services — 6.3%
Core Scientific Inc.(a)(d)	121,169	428,938
DXC Technology Co.(a)	2,243	47,574
International Business Machines Corp.	4,755	908,015
NTT Data Group Corp.	7,100	112,876
		1,497,403
Media — 0.4%
Fox Corp., Class A, NVS	3,004	93,935
Semiconductors & Semiconductor Equipment — 7.7%
Advanced Micro Devices Inc.(a)	4,416	797,045
Ambarella Inc.(a)	500	25,385
Amlogic Shanghai Co. Ltd.	3,267	21,719
Nvidia Corp.	1,088	983,073
		1,827,222
Software — 54.4%
Argo Blockchain PLC, ADR(a)	58,472	126,884
Bit Digital Inc.(a)(d)	152,170	436,728
Bitdeer Technologies Group, NVS(a)(d)	49,216	345,496
Bitfarms Ltd/Canada(a)(d)	344,193	767,550
Cipher Mining Inc.(a)	219,074	1,128,231
Security	Shares	Value
Software (continued)
Cleanspark Inc.(a)	150,425	$3,190,514
Hive Digital Technologies Ltd., NVS(a)(d)	180,710	608,993
Hut 8 Corp., NVS(a)(d)	113,062	1,248,205
Iris Energy Ltd.(a)	143,293	773,782
Marathon Digital Holdings Inc.(a)	99,494	2,246,575
Northern Data AG(a)	3,064	88,509
Riot Platforms Inc.(a)	98,250	1,202,580
Terawulf Inc.(a)(d)	260,821	685,959
		12,850,006
Technology Hardware, Storage & Peripherals — 2.7%
Canaan Inc., ADR(a)(d)	405,045	615,668
GRG Banking Equipment Co. Ltd., Class A	13,100	21,634
		637,302
Total Long-Term Investments — 99.8% (Cost: $14,585,253)		23,571,467
Short-Term Securities
Money Market Funds — 12.2%
BlackRock Cash Funds: Institutional, SL Agency Shares, 5.50%(e)(f)(g)	2,893,464	2,894,621
Total Short-Term Securities — 12.2% (Cost: $2,894,072)		2,894,621
Total Investments — 112.0% (Cost: $17,479,325)		26,466,088
Liabilities in Excess of Other Assets — (12.0)%		(2,845,100)
Net Assets — 100.0%		$23,620,988

(a)	Non-income producing security.
(b)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(c)
Security exempt from registration pursuant to Rule 144A under the Securities Act of
1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(d)	All or a portion of this security is on loan.
(e)	Affiliate of the Fund.
(f)	Annualized 7-day yield as of period end.
(g)	All or a portion of this security was purchased with the cash collateral from loaned securities.
Schedule of Investments

Schedule of Investments (continued)
March 31, 2024
iShares® Blockchain and Tech ETF

Affiliates
Investments in issuers considered to be affiliate(s) of the Fund during the year ended March 31, 2024 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:
Affiliated Issuer	Value at 03/31/23	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 03/31/24	Shares Held at 03/31/24	Income	Capital Gain Distributions from Underlying Funds
BlackRock Cash Funds: Institutional, SL Agency Shares	$2,274,838	$620,049 (a)	$—	$(684)	$418	$2,894,621	2,893,464	$120,568 (b)	$—
BlackRock Cash Funds: Treasury, SL Agency Shares(c)	—	—	0 (a)	—	—	—	—	538	—
				$(684)	$418	$2,894,621		$121,106	$—

(a)	Represents net amount purchased (sold).
(b)
All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

(c)	As of period end, the entity is no longer held.
Derivative Financial Instruments Categorized by Risk Exposure
For the period ended March 31, 2024, the effect of derivative financial instruments in the Statements of Operations was as follows:
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from
Futures contracts	$—	$—	$2,827	$—	$—	$—	$2,827
Net Change in Unrealized Appreciation (Depreciation) on
Futures contracts	$—	$—	$(750)	$—	$—	$—	$(750)
Average Quarterly Balances of Outstanding Derivative Financial Instruments
Futures contracts:
Average notional value of contracts — long	$4,808
For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.
Fair Value Hierarchy as of Period End
Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.
The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.
	Level 1	Level 2	Level 3	Total
Assets
Investments
Long-Term Investments
Common Stocks	$23,054,895	$516,572	$—	$23,571,467
Short-Term Securities
Money Market Funds	2,894,621	—	—	2,894,621
	$25,949,516	$516,572	$—	$26,466,088
See notes to financial statements.

2024 iShares Annual Report to Shareholders

Schedule of Investments
March 31, 2024
iShares® Emerging Markets Infrastructure ETF
(Percentages shown are based on Net Assets)

Security	Shares	Value
Common Stocks
Brazil — 23.9%
CCR SA	276,939	$763,109
Centrais Eletricas Brasileiras SA, ADR	197,549	1,649,534
Cia. de Saneamento Basico do Estado de Sao Paulo SABESP, ADR	65,308	1,099,134
Companhia Paranaense de Energia, ADR	49,834	384,718
Ultrapar Participacoes SA, ADR	239,165	1,368,024
		5,264,519
China — 32.8%
Beijing Capital International Airport Co. Ltd., Class H(a)	484,000	146,785
CGN Power Co. Ltd., Class H(b)	2,027,000	601,367
China Gas Holdings Ltd.	561,000	506,106
China Longyuan Power Group Corp. Ltd., Class H	638,000	447,570
China Merchants Port Holdings Co. Ltd.	364,000	436,462
China Oilfield Services Ltd., Class H	598,000	688,267
China Resources Gas Group Ltd.	172,500	550,456
China Resources Power Holdings Co. Ltd.	340,000	794,055
China Suntien Green Energy Corp. Ltd., Class H	607,000	229,756
COSCO Shipping Energy Transportation Co. Ltd., Class H	428,000	443,481
COSCO SHIPPING Ports Ltd.	418,000	229,515
Huaneng Power International Inc., Class H(a)	782,000	460,594
Jiangsu Expressway Co. Ltd., Class H	342,000	350,064
Kunlun Energy Co. Ltd.	762,000	636,569
Shenzhen International Holdings Ltd.	374,999	287,948
Yuexiu Transport Infrastructure Ltd.	262,000	128,541
Zhejiang Expressway Co. Ltd., Class H	454,000	291,333
		7,228,869
Mexico — 19.0%
Grupo Aeroportuario del Centro Norte SAB de CV, ADR	9,642	762,586
Grupo Aeroportuario del Pacifico SAB de CV, ADR	10,965	1,789,159
Grupo Aeroportuario del Sureste SAB de CV, ADR	5,116	1,630,367
		4,182,112
Qatar — 4.4%
Qatar Gas Transport Co. Ltd.	895,679	979,257
South Korea — 3.7%
Korea Electric Power Corp., ADR(a)(c)	98,141	817,514
Thailand — 9.8%
Airports of Thailand PCL, NVDR(c)	1,199,100	2,145,980
United Arab Emirates — 2.9%
ADNOC Drilling Co. PJSC	580,682	627,764
Total Common Stocks — 96.5% (Cost: $17,991,978)		21,246,015
Security	Shares	Value
Preferred Stocks
Brazil — 3.2%
Cia. Energetica de Minas Gerais, Preference Shares, ADR	280,054	$691,734
Russia — 0.0%
Transneft PJSC, Preference Shares, NVS(a)(d)	64,000	—
Total Preferred Stocks — 3.2% (Cost: $1,966,158)		691,734
Total Long-Term Investments — 99.7% (Cost: $19,958,136)		21,937,749
Short-Term Securities
Money Market Funds — 7.7%
BlackRock Cash Funds: Institutional, SL Agency Shares, 5.50%(e)(f)(g)	1,657,531	1,658,194
BlackRock Cash Funds: Treasury, SL Agency Shares, 5.29%(e)(f)	30,000	30,000
Total Short-Term Securities — 7.7% (Cost: $1,688,427)		1,688,194
Total Investments — 107.4% (Cost: $21,646,563)		23,625,943
Liabilities in Excess of Other Assets — (7.4)%		(1,619,110)
Net Assets — 100.0%		$22,006,833

(a)	Non-income producing security.
(b)
Security exempt from registration pursuant to Rule 144A under the Securities Act of
1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(c)	All or a portion of this security is on loan.
(d)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(e)	Affiliate of the Fund.
(f)	Annualized 7-day yield as of period end.
(g)	All or a portion of this security was purchased with the cash collateral from loaned securities.
Schedule of Investments

Schedule of Investments (continued)
March 31, 2024
iShares® Emerging Markets Infrastructure ETF

Affiliates
Investments in issuers considered to be affiliate(s) of the Fund during the year ended March 31, 2024 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:
Affiliated Issuer	Value at 03/31/23	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 03/31/24	Shares Held at 03/31/24	Income	Capital Gain Distributions from Underlying Funds
BlackRock Cash Funds: Institutional, SL Agency Shares	$951,005	$707,382 (a)	$—	$69	$(262)	$1,658,194	1,657,531	$5,227 (b)	$—
BlackRock Cash Funds: Treasury, SL Agency Shares	40,000	—	(10,000)(a)	—	—	30,000	30,000	4,614	—
				$69	$(262)	$1,688,194		$9,841	$—

(a)	Represents net amount purchased (sold).
(b)
All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

Derivative Financial Instruments Outstanding as of Period End
Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Long Contracts
MSCI Emerging Markets Index	1	06/21/24	$52	$67
Derivative Financial Instruments Categorized by Risk Exposure
As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Assets—Derivative Financial Instruments
Futures contracts
Unrealized appreciation on futures contracts(a)	$—	$—	$67	$—	$—	$—	$67

(a)
Net cumulative unrealized appreciation (depreciation) on futures contracts are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day's variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the period ended March 31, 2024, the effect of derivative financial instruments in the Statements of Operations was as follows:
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from
Futures contracts	$—	$—	$20,246	$—	$—	$—	$20,246
Net Change in Unrealized Appreciation (Depreciation) on
Futures contracts	$—	$—	$(1,918)	$—	$—	$—	$(1,918)
Average Quarterly Balances of Outstanding Derivative Financial Instruments
Futures contracts:
Average notional value of contracts — long	$162,103
For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

2024 iShares Annual Report to Shareholders

Schedule of Investments (continued)
March 31, 2024
iShares® Emerging Markets Infrastructure ETF

Fair Value Hierarchy as of Period End
Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.
The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.
	Level 1	Level 2	Level 3	Total
Assets
Investments
Long-Term Investments
Common Stocks	$11,623,338	$9,622,677	$—	$21,246,015
Preferred Stocks	691,734	—	—	691,734
Short-Term Securities
Money Market Funds	1,688,194	—	—	1,688,194
	$14,003,266	$9,622,677	$—	$23,625,943
Derivative Financial Instruments(a)
Assets
Equity Contracts	$67	$—	$—	$67

(a)	Derivative financial instruments are futures contracts. Futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.
See notes to financial statements.
Schedule of Investments

Schedule of Investments
March 31, 2024
iShares® Europe ETF
(Percentages shown are based on Net Assets)

Security	Shares	Value
Common Stocks
Austria — 0.3%
Erste Group Bank AG	55,650	$2,480,192
OMV AG	22,572	1,069,066
Verbund AG	13,029	951,899
		4,501,157
Belgium — 1.3%
Ageas SA/NV	26,647	1,234,438
Anheuser-Busch InBev SA/NV	140,119	8,529,601
Argenx SE(a)	9,325	3,676,596
Groupe Bruxelles Lambert NV	15,691	1,186,210
KBC Group NV	52,948	3,969,623
Syensqo SA(a)	11,335	1,074,054
UCB SA	18,747	2,314,258
Umicore SA	31,122	670,977
		22,655,757
Denmark — 5.6%
AP Moller - Maersk A/S, Class A	411	526,620
AP Moller - Maersk A/S, Class B, NVS	745	971,363
Carlsberg A/S, Class B	14,052	1,924,352
Coloplast A/S, Class B	19,473	2,629,186
Danske Bank A/S	107,133	3,215,747
DSV A/S	28,412	4,618,502
Genmab A/S(a)	10,326	3,096,029
GN Store Nord A/S(a)	23,505	621,680
Novo Nordisk A/S	505,067	64,786,641
Novonesis A/S (Novozymes A/S), Class B	55,012	3,235,888
Orsted A/S(a)(b)	29,695	1,659,321
Pandora A/S	13,072	2,109,899
Tryg A/S	54,275	1,118,843
Vestas Wind Systems A/S(a)	157,123	4,382,726
		94,896,797
Finland — 1.2%
Elisa OYJ	24,067	1,072,988
Fortum OYJ	69,787	861,602
Kesko OYJ, Class B	42,848	801,001
Kone OYJ, Class B	62,914	2,930,981
Metso OYJ	110,864	1,316,939
Neste OYJ	67,191	1,821,897
Nokia OYJ	823,793	2,922,895
Sampo OYJ, Class A	72,709	3,101,490
Stora Enso OYJ, Class R	98,183	1,365,337
UPM-Kymmene OYJ	83,272	2,774,344
Wartsila OYJ Abp	77,163	1,172,686
		20,142,160
France — 17.9%
Accor SA	28,106	1,312,168
Air Liquide SA	81,939	17,047,289
Airbus SE	97,260	17,918,091
Alstom SA	43,268	658,901
ArcelorMittal SA	71,869	1,975,471
Arkema SA	9,998	1,052,586
AXA SA	273,021	10,253,512
BNP Paribas SA	157,566	11,217,892
Bouygues SA	31,372	1,280,757
Bureau Veritas SA	44,138	1,347,685
Capgemini SE	24,352	5,603,654
Carrefour SA	82,844	1,421,132
Cie. de Saint-Gobain	78,910	6,124,497
Cie. Generale des Etablissements Michelin SCA	111,092	4,257,418
Credit Agricole SA	174,630	2,605,117
Security	Shares	Value
France (continued)
Danone SA	98,097	$6,341,463
Dassault Systemes SE	105,628	4,675,850
Edenred SE	38,541	2,057,885
Eiffage SA	11,903	1,350,897
Engie SA	273,286	4,579,547
EssilorLuxottica SA	44,573	10,082,926
Eurofins Scientific SE	19,982	1,272,861
Euronext NV(b)	15,494	1,474,565
Gecina SA	7,780	794,681
Getlink SE	50,632	862,081
Hermes International SCA	5,277	13,486,852
Kering SA	10,785	4,271,758
Legrand SA	41,085	4,350,767
L'Oreal SA	35,932	17,016,375
LVMH Moet Hennessy Louis Vuitton SE	40,782	36,695,482
Orange SA	289,283	3,401,972
Pernod Ricard SA	31,111	5,036,374
Publicis Groupe SA	36,655	3,996,147
Renault SA	29,496	1,488,371
Safran SA	54,345	12,307,604
Sanofi SA	174,112	16,938,385
Sartorius Stedim Biotech	4,401	1,255,282
Schneider Electric SE	83,908	18,969,617
Societe Generale SA	107,342	2,876,015
Sodexo SA	12,953	1,110,373
Teleperformance SE	10,072	978,341
Thales SA	15,331	2,613,634
TotalEnergies SE	350,571	24,115,562
Unibail-Rodamco-Westfield, New(a)	15,838	1,274,108
Veolia Environnement SA	94,870	3,086,294
Vinci SA	79,087	10,149,122
Vivendi SE	96,387	1,050,409
Worldline SA/France(a)(b)	38,507	476,390
		304,514,160
Germany — 12.4%
adidas AG	25,849	5,775,408
Allianz SE, Registered	61,155	18,329,199
BASF SE	139,082	7,947,687
Bayer AG, Registered	153,234	4,692,724
Bayerische Motoren Werke AG	45,221	5,217,544
Beiersdorf AG	15,407	2,243,214
Brenntag SE	22,991	1,937,704
Commerzbank AG	164,260	2,257,620
Continental AG	16,847	1,216,099
Covestro AG(a)(b)	29,897	1,635,364
Daimler Truck Holding AG	80,895	4,099,334
Delivery Hero SE, Class A(a)(b)	31,552	902,211
Deutsche Bank AG, Registered	319,599	5,033,762
Deutsche Boerse AG	29,616	6,065,057
Deutsche Post AG, Registered	146,730	6,323,680
Deutsche Telekom AG, Registered	546,694	13,270,716
E.ON SE	354,275	4,932,186
Fresenius Medical Care AG & Co. KGaA	31,127	1,196,044
Fresenius SE & Co. KGaA	63,390	1,709,425
GEA Group AG	23,148	978,700
Hannover Rueck SE	9,515	2,605,457
Heidelberg Materials AG	20,616	2,269,437
Henkel AG & Co. KGaA	15,259	1,099,463
Infineon Technologies AG	203,480	6,919,445
LEG Immobilien SE(a)	11,953	1,026,653
Mercedes-Benz Group AG	125,037	9,957,561
Merck KGaA	20,137	3,550,865

2024 iShares Annual Report to Shareholders

Schedule of Investments (continued)
March 31, 2024
iShares® Europe ETF
(Percentages shown are based on Net Assets)
Security	Shares	Value
Germany (continued)
MTU Aero Engines AG	8,554	$2,169,517
Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen, Registered	21,341	10,417,405
Puma SE	16,718	756,594
Rheinmetall AG	6,991	3,931,884
RWE AG	105,576	3,588,231
SAP SE	159,603	31,077,712
Siemens AG, Registered	117,505	22,436,271
Siemens Energy AG(a)(c)	79,794	1,464,519
Siemens Healthineers AG(b)	43,988	2,690,198
Symrise AG, Class A	20,820	2,492,380
Volkswagen AG	4,851	741,029
Vonovia SE	127,073	3,755,232
Zalando SE(a)(b)	34,310	981,103
		209,694,634
Ireland — 1.5%
Bank of Ireland Group PLC	149,450	1,525,148
CRH PLC	114,279	9,863,418
Flutter Entertainment PLC(a)	27,856	5,552,634
Kerry Group PLC, Class A	24,506	2,099,821
Kingspan Group PLC	24,296	2,212,792
Ryanair Holdings PLC, ADR	14,103	2,053,256
Smurfit Kappa Group PLC	41,642	1,898,701
		25,205,770
Italy — 4.2%
Assicurazioni Generali SpA	175,518	4,442,959
Banco BPM SpA	247,431	1,646,226
Enel SpA	1,213,797	8,012,875
Eni SpA	377,431	5,976,254
Ferrari NV	19,835	8,648,762
FinecoBank Banca Fineco SpA	96,874	1,450,862
Intesa Sanpaolo SpA	2,522,792	9,159,082
Mediobanca Banca di Credito Finanziario SpA	103,100	1,536,341
Moncler SpA	32,330	2,412,488
Nexi SpA(a)(b)	133,593	846,422
Prysmian SpA	44,366	2,313,861
Snam SpA	326,366	1,541,003
Stellantis NV	349,401	9,926,142
Telecom Italia SpA/Milano(a)(c)	1,865,519	453,040
Tenaris SA, NVS	72,979	1,442,884
Terna - Rete Elettrica Nazionale	227,719	1,882,259
UniCredit SpA	269,317	10,228,467
		71,919,927
Netherlands — 7.8%
ABN AMRO Bank NV, CVA(b)	70,208	1,201,416
Adyen NV(a)(b)	4,837	8,170,353
Aegon Ltd.	189,820	1,158,058
Akzo Nobel NV	27,450	2,050,994
ASM International NV	7,177	4,395,210
ASML Holding NV	62,501	60,592,281
ASR Nederland NV	23,104	1,132,321
BE Semiconductor Industries NV	12,701	1,945,520
EXOR NV, NVS	15,588	1,734,731
Ferrovial SE	77,707	3,076,563
Heineken Holding NV	15,664	1,264,147
Heineken NV	39,576	3,815,426
IMCD NV	9,162	1,612,604
ING Groep NV	546,136	8,991,189
Koninklijke Ahold Delhaize NV	149,290	4,467,022
Koninklijke KPN NV	504,011	1,885,205
Koninklijke Philips NV(a)	141,743	2,836,837
Security	Shares	Value
Netherlands (continued)
NN Group NV	44,822	$2,069,211
Prosus NV	238,485	7,464,669
QIAGEN NV, NVS	35,402	1,512,995
Randstad NV	18,913	998,713
Universal Music Group NV	119,437	3,589,121
Wolters Kluwer NV	38,957	6,100,269
		132,064,855
Norway — 0.8%
Aker BP ASA	48,375	1,213,317
DNB Bank ASA	139,589	2,774,687
Equinor ASA	154,593	4,145,317
Mowi ASA	72,233	1,326,826
Norsk Hydro ASA	218,907	1,202,978
Orkla ASA	116,548	823,146
Telenor ASA	100,252	1,115,040
Yara International ASA	25,014	793,171
		13,394,482
Portugal — 0.2%
EDP - Energias de Portugal SA	470,399	1,835,323
Galp Energia SGPS SA	65,859	1,088,805
Jeronimo Martins SGPS SA	43,232	857,735
		3,781,863
Singapore — 0.3%
STMicroelectronics NV , New(c)	103,592	4,457,891
Spain — 4.1%
ACS Actividades de Construccion y Servicios SA	31,628	1,324,531
Aena SME SA(b)	11,600	2,284,660
Amadeus IT Group SA	70,273	4,511,293
Banco Bilbao Vizcaya Argentaria SA	911,416	10,853,588
Banco de Sabadell SA	849,689	1,336,712
Banco Santander SA	2,470,680	12,067,862
CaixaBank SA	631,883	3,066,260
Cellnex Telecom SA(b)	92,650	3,277,466
Enagas SA	35,814	532,046
Endesa SA	51,497	954,828
Grifols SA(a)(c)	44,676	401,858
Iberdrola SA	912,941	11,339,050
Industria de Diseno Textil SA	176,072	8,866,329
Naturgy Energy Group SA	31,086	674,648
Redeia Corp. SA	61,932	1,057,863
Repsol SA	190,059	3,172,314
Telefonica SA	897,758	3,964,721
		69,686,029
Sweden — 4.7%
Alfa Laval AB	45,164	1,774,689
Assa Abloy AB, Class B	154,891	4,445,108
Atlas Copco AB, Class A	402,810	6,802,877
Atlas Copco AB, Class B	245,451	3,625,298
Boliden AB	44,096	1,224,440
Epiroc AB	97,771	1,835,411
Epiroc AB, Class B	58,566	991,811
EQT AB	56,378	1,784,898
Essity AB, Class B	94,549	2,245,928
Evolution AB(b)	29,931	3,717,546
Getinge AB, Class B	33,255	668,854
H & M Hennes & Mauritz AB, Class B	96,308	1,570,405
Hexagon AB, Class B	331,086	3,913,745
Industrivarden AB, Class A	24,068	827,692
Industrivarden AB, Class C	25,591	879,985
Investor AB, Class B	284,207	7,131,977
Schedule of Investments

Schedule of Investments (continued)
March 31, 2024
iShares® Europe ETF
(Percentages shown are based on Net Assets)
Security	Shares	Value
Sweden (continued)
Nibe Industrier AB, Class B	241,875	$1,189,396
Nordea Bank Abp	552,937	6,162,199
Sandvik AB	168,776	3,746,957
Skandinaviska Enskilda Banken AB, Class A	262,236	3,552,650
Skanska AB, Class B	55,526	988,837
SKF AB, Class B	59,505	1,214,783
SSAB AB, Class B	98,603	728,050
Svenska Cellulosa AB SCA, Class B	96,071	1,476,995
Svenska Handelsbanken AB, Class A	245,732	2,484,345
Swedbank AB, Class A	142,684	2,831,954
Tele2 AB, Class B	89,738	736,880
Telefonaktiebolaget LM Ericsson, Class B	480,750	2,585,548
Telia Co. AB	365,027	935,547
Trelleborg AB, Class B	35,549	1,271,160
Volvo AB, Class B	247,505	6,707,744
		80,053,709
Switzerland — 14.5%
ABB Ltd., Registered	253,622	11,765,601
Adecco Group AG, Registered	26,645	1,054,137
Alcon Inc.	78,520	6,494,500
Baloise Holding AG, Registered	7,215	1,131,353
Barry Callebaut AG, Registered	580	842,508
Chocoladefabriken Lindt & Spruengli AG, Participation Certificates, NVS	157	1,879,104
Chocoladefabriken Lindt & Spruengli AG, Registered	17	2,050,863
Cie. Financiere Richemont SA, Class A, Registered	83,963	12,782,561
DSM-Firmenich AG	32,342	3,678,322
Geberit AG, Registered	5,247	3,100,892
Givaudan SA, Registered	1,242	5,529,058
Holcim AG	83,113	7,529,767
Julius Baer Group Ltd.	32,295	1,873,057
Kuehne + Nagel International AG, Registered	8,624	2,399,357
Logitech International SA, Registered	24,786	2,221,055
Lonza Group AG, Registered	11,708	6,996,681
Nestle SA, Registered	417,018	44,308,145
Novartis AG, Registered	324,397	31,420,571
Partners Group Holding AG	3,427	4,895,419
Roche Holding AG, Bearer	4,124	1,112,096
Roche Holding AG, NVS	110,000	28,085,075
Sandoz Group AG(a)	67,615	2,041,009
Schindler Holding AG, Participation Certificates, NVS	6,229	1,567,951
Schindler Holding AG, Registered	3,303	805,956
SGS SA	23,747	2,305,417
SIG Group AG	55,513	1,230,960
Sika AG, Registered	24,992	7,436,374
Sonova Holding AG, Registered	7,437	2,153,703
Straumann Holding AG	18,222	2,907,459
Swatch Group AG (The), Bearer	4,538	1,058,634
Swatch Group AG (The), Registered	9,585	434,621
Swiss Life Holding AG, Registered	4,613	3,235,521
Swiss Prime Site AG, Registered	12,242	1,154,752
Swiss Re AG	44,985	5,786,640
Swisscom AG, Registered	3,903	2,388,850
Temenos AG, Registered	9,630	688,837
UBS Group AG, Registered	476,846	14,682,529
VAT Group AG(b)	4,245	2,192,941
Zurich Insurance Group AG	22,935	12,389,817
		245,612,093
United Kingdom — 22.1%
3i Group PLC	151,411	5,368,641
abrdn PLC	303,821	541,219
Security	Shares	Value
United Kingdom (continued)
Admiral Group PLC	40,748	$1,460,314
Anglo American PLC	208,623	5,141,058
Antofagasta PLC	55,126	1,415,967
Ashtead Group PLC	70,106	4,993,591
Associated British Foods PLC	51,370	1,620,767
AstraZeneca PLC	242,118	32,527,046
Auto Trader Group PLC(b)	142,847	1,261,469
Aviva PLC	431,902	2,710,052
BAE Systems PLC	481,963	8,215,260
Barclays PLC	2,260,731	5,239,572
Barratt Developments PLC	150,831	905,300
Berkeley Group Holdings PLC	18,074	1,085,893
BP PLC	2,635,285	16,532,262
British American Tobacco PLC	348,345	10,572,646
British Land Co. PLC (The)	155,037	773,477
BT Group PLC	886,239	1,226,519
Bunzl PLC	51,823	1,994,024
Burberry Group PLC	56,701	867,318
Centrica PLC	874,446	1,409,658
Compass Group PLC	278,489	8,168,818
Croda International PLC	22,397	1,385,824
DCC PLC	15,493	1,127,210
Diageo PLC	347,394	12,854,346
DS Smith PLC	220,625	1,103,598
Entain PLC	99,646	999,947
Experian PLC	143,961	6,272,804
Glencore PLC	1,737,518	9,534,727
GSK PLC	641,420	13,771,529
Haleon PLC	977,831	4,097,870
Halma PLC	60,047	1,793,025
Hargreaves Lansdown PLC	52,479	487,060
HSBC Holdings PLC	2,982,791	23,315,953
IMI PLC	41,945	960,909
Imperial Brands PLC	137,899	3,082,676
Informa PLC	214,850	2,254,208
InterContinental Hotels Group PLC	26,864	2,791,488
Intermediate Capital Group PLC	46,436	1,202,760
Intertek Group PLC	25,516	1,606,176
J Sainsbury PLC	272,902	931,806
Johnson Matthey PLC	29,490	666,425
Kingfisher PLC	306,780	965,521
Land Securities Group PLC	122,254	1,015,434
Legal & General Group PLC	937,648	3,012,358
Lloyds Banking Group PLC	10,005,134	6,543,313
London Stock Exchange Group PLC	60,775	7,271,974
M&G PLC	383,205	1,066,590
Marks & Spencer Group PLC	315,071	1,055,132
Melrose Industries PLC	229,240	1,946,453
Mondi PLC, NVS	69,298	1,220,566
National Grid PLC	582,436	7,847,741
NatWest Group PLC, NVS	849,511	2,845,299
Next PLC	19,641	2,289,442
Ocado Group PLC(a)	113,299	649,754
Pearson PLC	108,634	1,430,435
Persimmon PLC	50,780	841,957
Phoenix Group Holdings PLC	147,997	1,033,382
Prudential PLC	428,164	4,015,566
Reckitt Benckiser Group PLC	114,892	6,549,422
RELX PLC	297,738	12,840,078
Rentokil Initial PLC	392,048	2,330,926
Rightmove PLC	128,621	891,506
Rio Tinto PLC	174,598	11,038,933

2024 iShares Annual Report to Shareholders

Schedule of Investments (continued)
March 31, 2024
iShares® Europe ETF
(Percentages shown are based on Net Assets)
Security	Shares	Value
United Kingdom (continued)
Rolls-Royce Holdings PLC(a)	1,326,366	$7,136,330
Sage Group PLC (The)	159,513	2,549,343
Schroders PLC	151,006	717,406
Segro PLC	209,007	2,382,999
Severn Trent PLC	43,077	1,344,142
Shell PLC	1,014,172	33,649,691
Smith & Nephew PLC	140,198	1,755,136
Smiths Group PLC	54,904	1,138,078
Spirax-Sarco Engineering PLC	11,354	1,440,550
SSE PLC	170,657	3,557,854
St. James's Place PLC	83,368	489,093
Standard Chartered PLC	346,927	2,941,149
Taylor Wimpey PLC	544,149	940,762
Tesco PLC	1,103,690	4,133,839
Unilever PLC	393,456	19,752,200
United Utilities Group PLC	107,398	1,395,491
Vodafone Group PLC	3,550,613	3,149,124
Weir Group PLC (The)	42,005	1,072,985
Whitbread PLC	29,057	1,214,812
WPP PLC	167,273	1,585,268
		375,319,246
Total Common Stocks — 98.9% (Cost: $1,583,121,422)		1,677,900,530
Preferred Stocks
Germany — 0.7%
Bayerische Motoren Werke AG, Preference Shares, NVS	9,424	1,011,218
Dr Ing hc F Porsche AG, Preference Shares, NVS(b)	14,298	1,422,048
Henkel AG & Co. KGaA, Preference Shares, NVS	25,271	2,031,182
Porsche Automobil Holding SE, Preference Shares, NVS	23,926	1,267,453
Sartorius AG, Preference Shares, NVS	4,241	1,684,144
Security	Shares	Value
Germany (continued)
Volkswagen AG, Preference Shares, NVS	28,596	$3,792,516
		11,208,561
Italy — 0.0%
Telecom Italia SpA, Preference Shares, NVS	1,138,633	280,078
Total Preferred Stocks — 0.7% (Cost: $17,373,470)		11,488,639
Total Long-Term Investments — 99.6% (Cost: $1,600,494,892)		1,689,389,169
Short-Term Securities
Money Market Funds — 0.4%
BlackRock Cash Funds: Institutional, SL Agency Shares, 5.50%(d)(e)(f)	4,327,710	4,329,442
BlackRock Cash Funds: Treasury, SL Agency Shares, 5.29%(d)(e)	1,700,000	1,700,000
Total Short-Term Securities — 0.4% (Cost: $6,030,215)		6,029,442
Total Investments — 100.0% (Cost: $1,606,525,107)		1,695,418,611
Other Assets Less Liabilities — 0.0%		565,338
Net Assets — 100.0%		$1,695,983,949

(a)	Non-income producing security.
(b)
Security exempt from registration pursuant to Rule 144A under the Securities Act of
1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(c)	All or a portion of this security is on loan.
(d)	Affiliate of the Fund.
(e)	Annualized 7-day yield as of period end.
(f)	All or a portion of this security was purchased with the cash collateral from loaned securities.
Affiliates
Investments in issuers considered to be affiliate(s) of the Fund during the year ended March 31, 2024 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:
Affiliated Issuer	Value at 03/31/23	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 03/31/24	Shares Held at 03/31/24	Income	Capital Gain Distributions from Underlying Funds
BlackRock Cash Funds: Institutional, SL Agency Shares	$3,784,666	$545,436 (a)	$—	$2,283	$(2,943)	$4,329,442	4,327,710	$28,630 (b)	$—
BlackRock Cash Funds: Treasury, SL Agency Shares	2,050,000	—	(350,000)(a)	—	—	1,700,000	1,700,000	148,218	—
				$2,283	$(2,943)	$6,029,442		$176,848	$—

(a)	Represents net amount purchased (sold).
(b)
All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

Schedule of Investments

Schedule of Investments (continued)
March 31, 2024
iShares® Europe ETF

Derivative Financial Instruments Outstanding as of Period End
Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Long Contracts
Euro STOXX 50 Index	79	06/21/24	$4,305	$75,686
FTSE 100 Index	24	06/21/24	2,419	52,304
				$127,990
Derivative Financial Instruments Categorized by Risk Exposure
As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Assets—Derivative Financial Instruments
Futures contracts
Unrealized appreciation on futures contracts(a)	$—	$—	$127,990	$—	$—	$—	$127,990

(a)
Net cumulative unrealized appreciation (depreciation) on futures contracts are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day's variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the period ended March 31, 2024, the effect of derivative financial instruments in the Statements of Operations was as follows:
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from
Futures contracts	$—	$—	$241,147	$—	$—	$—	$241,147
Net Change in Unrealized Appreciation (Depreciation) on
Futures contracts	$—	$—	$(68,899)	$—	$—	$—	$(68,899)
Average Quarterly Balances of Outstanding Derivative Financial Instruments
Futures contracts:
Average notional value of contracts — long	$2,892,998
For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.
Fair Value Hierarchy as of Period End
Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.
The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.
	Level 1	Level 2	Level 3	Total
Assets
Investments
Long-Term Investments
Common Stocks	$3,621,336	$1,674,279,194	$—	$1,677,900,530
Preferred Stocks	280,078	11,208,561	—	11,488,639
Short-Term Securities
Money Market Funds	6,029,442	—	—	6,029,442
	$9,930,856	$1,685,487,755	$—	$1,695,418,611

2024 iShares Annual Report to Shareholders

Schedule of Investments (continued)
March 31, 2024
iShares® Europe ETF

Fair Value Hierarchy as of Period End (continued)
	Level 1	Level 2	Level 3	Total
Derivative Financial Instruments(a)
Assets
Equity Contracts	$—	$127,990	$—	$127,990

(a)	Derivative financial instruments are futures contracts. Futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.
See notes to financial statements.
Schedule of Investments

Schedule of Investments
March 31, 2024
iShares® Future Metaverse Tech and Communications ETF
(Percentages shown are based on Net Assets)

Security	Shares	Value
Common Stocks
Communications Equipment — 0.1%
Arista Networks Inc.(a)	25	$7,250
Entertainment — 33.9%
Cover Corp.(a)(b)	11,700	182,093
Electronic Arts Inc.	2,166	287,363
Kakao Games Corp.(a)	16,746	286,097
Krafton Inc.(a)	1,823	334,471
NetEase Inc.	13,600	281,814
Nintendo Co. Ltd.	100	5,456
ROBLOX Corp., Class A(a)	7,328	279,783
Take-Two Interactive Software Inc.(a)	2,033	301,880
Ubisoft Entertainment SA(a)(b)	13,118	275,924
		2,234,881
Household Durables — 7.7%
Garmin Ltd.	1,396	207,823
Sony Group Corp.	3,500	300,127
		507,950
Interactive Media & Services — 15.3%
Alphabet Inc., Class A(a)	623	94,029
Kuaishou Technology(a)(c)	49,300	310,324
Match Group Inc.(a)	2	73
Meta Platforms Inc., Class A	787	382,151
Snap Inc., Class A, NVS(a)	32	367
Tencent Holdings Ltd.	5,600	218,120
		1,005,064
Semiconductors & Semiconductor Equipment — 4.2%
Advanced Micro Devices Inc.(a)	148	26,713
Intel Corp.	410	18,110
Micron Technology Inc.	105	12,378
Nvidia Corp.	213	192,458
Qualcomm Inc.	105	17,776
SK Hynix Inc.	52	7,069
		274,504
Software — 35.2%
Adobe Inc.(a)	47	23,716
Ansys Inc.(a)	870	302,029
Autodesk Inc.(a)	1,177	306,515
Security	Shares	Value
Software (continued)
Cadence Design Systems Inc.(a)(b)	625	$194,550
Dassault Systemes SE	6,376	282,247
Microsoft Corp.	486	204,470
PTC Inc.(a)	1,599	302,115
Salesforce Inc.	96	28,913
Synopsys Inc.(a)	339	193,739
Unity Software Inc.(a)(b)	10,756	287,185
Zoom Video Communications Inc., Class A(a)	2,941	192,253
		2,317,732
Technology Hardware, Storage & Peripherals — 3.5%
Apple Inc.	1,155	198,060
Samsung Electronics Co. Ltd.	513	31,399
		229,459
Total Long-Term Investments — 99.9% (Cost: $5,947,360)		6,576,840
Short-Term Securities
Money Market Funds — 6.8%
BlackRock Cash Funds: Institutional, SL Agency Shares, 5.50%(d)(e)(f)	448,087	448,266
Total Short-Term Securities — 6.8% (Cost: $448,297)		448,266
Total Investments — 106.7% (Cost: $6,395,657)		7,025,106
Liabilities in Excess of Other Assets — (6.7)%		(438,727)
Net Assets — 100.0%		$6,586,379

(a)	Non-income producing security.
(b)	All or a portion of this security is on loan.
(c)
Security exempt from registration pursuant to Rule 144A under the Securities Act of
1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(d)	Affiliate of the Fund.
(e)	Annualized 7-day yield as of period end.
(f)	All or a portion of this security was purchased with the cash collateral from loaned securities.
Affiliates
Investments in issuers considered to be affiliate(s) of the Fund during the year ended March 31, 2024 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:
Affiliated Issuer	Value at 03/31/23	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 03/31/24	Shares Held at 03/31/24	Income	Capital Gain Distributions from Underlying Funds
BlackRock Cash Funds: Institutional, SL Agency Shares	$—	$448,217 (a)	$—	$80	$(31)	$448,266	448,087	$446 (b)	$—
BlackRock Cash Funds: Treasury, SL Agency Shares(c)	—	—	0 (a)	—	—	—	—	129	—
				$80	$(31)	$448,266		$575	$—

(a)	Represents net amount purchased (sold).
(b)
All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

(c)	As of period end, the entity is no longer held.

2024 iShares Annual Report to Shareholders

Schedule of Investments (continued)
March 31, 2024
iShares® Future Metaverse Tech and Communications ETF

Fair Value Hierarchy as of Period End
Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.
The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.
	Level 1	Level 2	Level 3	Total
Assets
Investments
Long-Term Investments
Common Stocks	$4,902,828	$1,674,012	$—	$6,576,840
Short-Term Securities
Money Market Funds	448,266	—	—	448,266
	$5,351,094	$1,674,012	$—	$7,025,106
See notes to financial statements.
Schedule of Investments

Schedule of Investments
March 31, 2024
iShares® India 50 ETF
(Percentages shown are based on Net Assets)

Security	Shares	Value
Common Stocks
Automobiles — 7.6%
Bajaj Auto Ltd.	82,923	$9,123,078
Eicher Motors Ltd.	99,850	4,822,883
Hero MotoCorp Ltd.	95,028	5,395,409
Mahindra & Mahindra Ltd.	700,205	16,175,683
Maruti Suzuki India Ltd.	96,564	14,617,995
Tata Motors Ltd.	1,288,005	15,376,729
		65,511,777
Banks — 28.5%
Axis Bank Ltd.	2,076,162	26,166,679
HDFC Bank Ltd.	5,499,641	95,900,594
ICICI Bank Ltd.	5,134,596	67,692,780
IndusInd Bank Ltd.	483,767	9,044,281
Kotak Mahindra Bank Ltd.	1,075,731	23,111,022
State Bank of India	2,806,314	25,415,453
		247,330,809
Chemicals — 1.3%
Asian Paints Ltd.	329,674	11,250,898
Construction & Engineering — 4.5%
Larsen & Toubro Ltd.	864,495	39,100,468
Construction Materials — 2.0%
Grasim Industries Ltd.	269,655	7,417,112
UltraTech Cement Ltd.	84,444	9,888,642
		17,305,754
Consumer Finance — 2.7%
Bajaj Finance Ltd.	203,694	17,786,317
Shriram Finance Ltd.	203,357	5,767,926
		23,554,243
Electric Utilities — 1.3%
Power Grid Corp. of India Ltd.	3,332,619	11,062,341
Financial Services — 0.9%
Bajaj Finserv Ltd.	396,690	7,847,743
Food Products — 2.2%
Britannia Industries Ltd.	86,267	5,080,666
Nestle India Ltd., NVS	260,872	8,211,814
Tata Consumer Products Ltd.	459,875	6,055,605
		19,348,085
Health Care Providers & Services — 0.7%
Apollo Hospitals Enterprise Ltd.	73,602	5,618,596
Independent Power and Renewable Electricity Producers — 1.6%
NTPC Ltd.	3,474,537	14,041,564
Insurance — 1.4%
HDFC Life Insurance Co. Ltd.(a)	770,703	5,859,335
SBI Life Insurance Co. Ltd.(a)	329,525	5,950,156
		11,809,491
IT Services — 13.0%
HCL Technologies Ltd.	773,926	14,389,249
Infosys Ltd.	2,610,356	47,007,658
LTIMindtree Ltd.(a)	66,762	3,967,383
Tata Consultancy Services Ltd.	740,825	34,575,746
Tech Mahindra Ltd.	464,188	6,966,387
Wipro Ltd.	1,031,639	5,979,371
		112,885,794
Security	Shares	Value
Life Sciences Tools & Services — 0.4%
Divi's Laboratories Ltd.	93,182	$3,856,764
Metals & Mining — 2.9%
Hindalco Industries Ltd.	1,068,161	7,211,813
JSW Steel Ltd.	697,433	6,965,525
Tata Steel Ltd.	6,025,037	11,297,848
		25,475,186
Oil, Gas & Consumable Fuels — 12.9%
Bharat Petroleum Corp. Ltd.	697,218	5,050,867
Coal India Ltd.	1,667,452	8,718,836
Oil & Natural Gas Corp. Ltd.	2,851,875	9,205,934
Reliance Industries Ltd.	2,473,777	88,457,741
		111,433,378
Personal Care Products — 2.1%
Hindustan Unilever Ltd.	652,912	17,764,614
Pharmaceuticals — 3.3%
Cipla Ltd.	383,762	6,898,781
Dr. Reddy's Laboratories Ltd.	89,052	6,581,302
Sun Pharmaceutical Industries Ltd.	789,554	15,370,847
		28,850,930
Textiles, Apparel & Luxury Goods — 1.6%
Titan Co. Ltd.	305,130	13,948,128
Tobacco — 3.8%
ITC Ltd.	6,480,411	33,371,283
Trading Companies & Distributors — 0.9%
Adani Enterprises Ltd.	191,740	7,374,504
Transportation Infrastructure — 1.0%
Adani Ports & Special Economic Zone Ltd.	537,081	8,672,069
Wireless Telecommunication Services — 3.2%
Bharti Airtel Ltd.	1,902,285	28,067,710
Total Long-Term Investments — 99.8% (Cost: $705,790,222)		865,482,129
Short-Term Securities
Money Market Funds — 1.9%
BlackRock Cash Funds: Treasury, SL Agency Shares, 5.29%(b)(c)	16,250,000	16,250,000
Total Short-Term Securities — 1.9% (Cost: $16,250,000)		16,250,000
Total Investments — 101.7% (Cost: $722,040,222)		881,732,129
Liabilities in Excess of Other Assets — (1.7)%		(14,438,752)
Net Assets — 100.0%		$867,293,377

(a)
Security exempt from registration pursuant to Rule 144A under the Securities Act of
1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(b)	Affiliate of the Fund.
(c)	Annualized 7-day yield as of period end.

2024 iShares Annual Report to Shareholders

Schedule of Investments (continued)
March 31, 2024
iShares® India 50 ETF

Affiliates
Investments in issuers considered to be affiliate(s) of the Fund during the year ended March 31, 2024 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:
Affiliated Issuer	Value at 03/31/23	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 03/31/24	Shares Held at 03/31/24	Income	Capital Gain Distributions from Underlying Funds
BlackRock Cash Funds: Treasury, SL Agency Shares	$—	$16,250,000 (a)	$—	$—	$—	$16,250,000	16,250,000	$697,325	$—

(a)	Represents net amount purchased (sold).
Derivative Financial Instruments Outstanding as of Period End
Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Long Contracts
IFSC Nifty 50 Index	81	04/25/24	$3,654	$42,515
Derivative Financial Instruments Categorized by Risk Exposure
As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Assets—Derivative Financial Instruments
Futures contracts
Unrealized appreciation on futures contracts(a)	$—	$—	$42,515	$—	$—	$—	$42,515

(a)
Net cumulative unrealized appreciation (depreciation) on futures contracts are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day's variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the period ended March 31, 2024, the effect of derivative financial instruments in the Statements of Operations was as follows:
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from
Futures contracts	$—	$—	$147,286	$—	$—	$—	$147,286
Net Change in Unrealized Appreciation (Depreciation) on
Futures contracts	$—	$—	$19,686	$—	$—	$—	$19,686
Average Quarterly Balances of Outstanding Derivative Financial Instruments
Futures contracts:
Average notional value of contracts — long	$1,996,527
For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.
Schedule of Investments

Schedule of Investments (continued)
March 31, 2024
iShares® India 50 ETF

Fair Value Hierarchy as of Period End
Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.
The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.
	Level 1	Level 2	Level 3	Total
Assets
Investments
Long-Term Investments
Common Stocks	$—	$865,482,129	$—	$865,482,129
Short-Term Securities
Money Market Funds	16,250,000	—	—	16,250,000
	$16,250,000	$865,482,129	$—	$881,732,129
Derivative Financial Instruments(a)
Assets
Equity Contracts	$—	$42,515	$—	$42,515

(a)	Derivative financial instruments are futures contracts. Futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.
See notes to financial statements.

2024 iShares Annual Report to Shareholders

Schedule of Investments
March 31, 2024
iShares® International Developed Property ETF
(Percentages shown are based on Net Assets)

Security	Shares	Value
Common Stocks
Australia — 15.0%
Abacus Group	20,999	$17,099
Abacus Storage King	27,921	22,743
Arena REIT	17,942	46,409
BWP Trust	24,822	58,396
Centuria Capital Group	41,446	47,232
Centuria Industrial REIT	26,973	62,219
Centuria Office REIT	20,631	17,948
Charter Hall Group	24,163	216,393
Charter Hall Long Wale REIT	33,889	84,305
Charter Hall Retail REIT	26,453	63,948
Charter Hall Social Infrastructure REIT	17,351	30,625
Cromwell Property Group	73,094	20,715
Dexus	55,099	283,903
Dexus Industria REIT	11,181	22,499
GDI Property Group Partnership	28,860	11,568
Goodman Group	88,408	1,947,388
GPT Group (The)	98,131	292,039
Growthpoint Properties Australia Ltd.	13,722	22,708
HealthCo REIT	24,766	20,495
HMC Capital Ltd.	12,425	58,173
HomeCo Daily Needs REIT	90,709	75,032
Hotel Property Investments Ltd.	9,879	21,759
Ingenia Communities Group	19,107	65,080
Lendlease Corp. Ltd.	35,043	146,787
Lifestyle Communities Ltd.	5,803	59,225
Mirvac Group	201,849	310,244
National Storage REIT	64,965	101,545
Region RE Ltd.	58,910	91,734
Rural Funds Group(a)	19,716	26,851
Scentre Group	265,512	586,390
Stockland	122,097	385,811
Vicinity Ltd.	198,222	275,139
Waypoint REIT Ltd.	34,368	57,093
		5,549,495
Austria — 0.3%
CA Immobilien Anlagen AG	2,209	77,870
Immofinanz AG(b)	1,637	39,876
		117,746
Belgium — 2.4%
Aedifica SA	2,442	150,004
Care Property Invest NV(b)	1,885	26,815
Cofinimmo SA	1,875	122,503
Montea NV	918	82,630
Retail Estates NV	635	44,562
Shurgard Self Storage Ltd.	1,601	71,414
VGP NV	709	81,153
Warehouses De Pauw CVA	8,862	252,698
Xior Student Housing NV	1,705	51,467
		883,246
Canada — 3.4%
Allied Properties REIT	3,162	41,248
Artis REIT	2,696	12,718
Boardwalk REIT	1,253	72,226
BSR REIT	936	10,427
BTB REIT	1,872	4,367
Canadian Apartment Properties REIT	4,215	144,665
Choice Properties REIT	8,242	83,847
Crombie REIT	2,640	26,682
CT REIT	2,724	28,697
Dream Industrial REIT	6,846	66,613
Security	Shares	Value
Canada (continued)
Dream Office REIT, NVS(a)	420	$5,039
DREAM Unlimited Corp., Class A	1,154	16,519
First Capital REIT	5,372	62,304
Granite REIT	1,588	90,634
H&R REIT	6,465	44,148
InterRent REIT	3,575	35,788
Killam Apartment REIT	2,928	40,163
Minto Apartment REIT(c)	949	11,105
Morguard North American Residential REIT	1,014	11,940
Nexus Industrial REIT	1,690	9,544
NorthWest Healthcare Properties REIT	5,948	20,594
Prinmaris REIT	2,470	25,438
PRO REIT	1,482	6,007
RioCan REIT	7,523	102,580
Slate Grocery REIT	1,463	12,345
SmartCentres REIT	3,631	62,270
StorageVault Canada Inc., NVS	11,960	45,560
Tricon Residential Inc.	13,268	147,907
True North Commercial REIT, NVS	418	2,854
		1,244,229
China — 0.1%
Gemdale Properties & Investment Corp. Ltd.(a)	290,000	9,162
Yuexiu REIT	113,000	14,597
		23,759
Finland — 0.3%
Citycon OYJ	4,186	17,275
Kojamo OYJ(b)	9,105	107,903
		125,178
France — 3.4%
Altarea SCA	223	18,860
Carmila SA	2,856	49,675
Covivio SA/France	2,483	127,984
Gecina SA	2,630	268,639
ICADE	1,597	43,261
Klepierre SA	9,964	257,923
Mercialys SA	4,866	56,686
Nexity SA	2,498	25,544
Unibail-Rodamco-Westfield, New(b)	5,192	417,677
		1,266,249
Germany — 5.2%
ADLER Group SA(a)(b)(c)	6,059	1,173
Aroundtown SA(a)(b)	44,052	92,865
BRANICKS Group AG(a)	1,922	2,949
Deutsche EuroShop AG	709	14,540
Deutsche Wohnen SE	2,652	54,358
Grand City Properties SA(b)	3,713	42,464
Hamborner REIT AG	3,653	27,031
Instone Real Estate Group SE(c)	2,180	20,995
LEG Immobilien SE(b)	3,809	327,158
TAG Immobilien AG(b)	8,990	122,867
Vib Vermoegen AG(b)	570	6,888
Vonovia SE	41,673	1,231,511
		1,944,799
Hong Kong — 8.6%
Champion REIT	96,000	19,768
CK Asset Holdings Ltd.	96,500	397,645
Fortune REIT	75,000	36,523
Hang Lung Group Ltd.	41,000	47,227
Hang Lung Properties Ltd.	90,000	92,551
Henderson Land Development Co. Ltd.	67,044	191,455
Hongkong Land Holdings Ltd.	53,100	163,043
Schedule of Investments

Schedule of Investments (continued)
March 31, 2024
iShares® International Developed Property ETF
(Percentages shown are based on Net Assets)
Security	Shares	Value
Hong Kong (continued)
Hysan Development Co. Ltd.	31,000	$50,015
Kerry Properties Ltd.	29,500	54,043
Link REIT	131,479	566,203
New World Development Co. Ltd.(a)	70,000	74,010
Prosperity REIT	65,000	10,798
Shun Tak Holdings Ltd.(b)	128,000	12,280
Sino Land Co. Ltd.	178,000	185,053
Sun Hung Kai Properties Ltd.	77,000	743,795
Sunlight REIT	52,000	10,772
Swire Properties Ltd.	54,000	113,585
Wharf Holdings Ltd. (The)(a)	49,000	161,082
Wharf Real Estate Investment Co. Ltd.	79,000	257,216
		3,187,064
Ireland — 0.1%
Irish Residential Properties REIT PLC	22,142	24,605
Israel — 2.4%
Africa Israel Residences Ltd.	319	21,299
Airport City Ltd.(b)	3,306	52,995
Alony Hetz Properties & Investments Ltd.	7,871	57,778
Amot Investments Ltd.	11,080	52,450
Ashtrom Group Ltd.	1	10
Aura Investments Ltd.	6,432	27,111
Azrieli Group Ltd.	1,864	134,499
Big Shopping Centers Ltd.(b)	610	67,613
Blue Square Real Estate Ltd.	286	19,726
Electra Real Estate Ltd.	1,312	14,009
G City Ltd.(b)	4,504	13,963
Gav-Yam Lands Corp. Ltd.(a)	891	6,785
IES Holdings Ltd.(b)	143	8,743
Israel Canada T.R Ltd.	7,286	29,013
Israel Land Development Co. Ltd. (The)	935	8,648
Isras Investment Co. Ltd.	81	16,370
Mega Or Holdings Ltd.	1,134	30,281
Melisron Ltd.	1,285	95,045
Menivim- The New REIT Ltd.	35,304	16,995
Mivne Real Estate KD Ltd.	30,904	76,244
Norstar Holdings Inc.(a)(b)	1,613	4,321
Prashkovsky Investments and Construction Ltd.	389	9,933
Property & Building Corp. Ltd.(b)	143	8,803
Reit 1 Ltd.	9,875	42,757
Sella Capital Real Estate Ltd.	11,010	23,649
Summit Real Estate Holdings Ltd.	1,870	23,688
YH Dimri Construction & Development Ltd.	352	27,683
		890,411
Italy — 0.0%
Immobiliare Grande Distribuzione SIIQ SpA	2,912	4,769
Japan — 30.9%
Activia Properties Inc.	37	100,612
Advance Logistics Investment Corp.	34	27,263
Advance Residence Investment Corp.	73	161,636
Aeon Mall Co. Ltd.	4,880	57,539
AEON REIT Investment Corp.	91	83,573
Arealink Co. Ltd.	500	8,883
Comforia Residential REIT Inc.	35	75,656
CRE Inc./Japan	800	7,544
CRE Logistics REIT Inc.	33	32,830
Daito Trust Construction Co. Ltd.	3,300	376,473
Daiwa House Industry Co. Ltd.	33,700	1,003,094
Daiwa House REIT Investment Corp.	109	186,454
Daiwa Office Investment Corp.	14	54,513
Security	Shares	Value
Japan (continued)
Daiwa Securities Living Investments Corp.	122	$84,764
Dear Life Co. Ltd.	1,300	8,990
ESCON Japan REIT Investment Corp.	18	14,592
Frontier Real Estate Investment Corp.	26	78,703
Fukuoka REIT Corp.	37	42,246
Global One Real Estate Investment Corp.	53	38,124
GLP J-REIT	252	211,176
Goldcrest Co. Ltd.	700	11,744
Hankyu Hanshin REIT Inc.	36	33,402
Health Care & Medical Investment Corp.	18	16,042
Heiwa Real Estate Co. Ltd.	1,600	41,994
Heiwa Real Estate REIT Inc.	52	48,837
Hoshino Resorts REIT Inc.	13	49,683
Hulic Co. Ltd.	30,700	315,299
Hulic REIT Inc.	66	67,127
Ichigo Hotel REIT Investment Corp.	17	12,699
Ichigo Inc.	11,700	33,765
Ichigo Office REIT Investment Corp.	54	29,315
Industrial & Infrastructure Fund Investment Corp.	129	117,130
Invincible Investment Corp.	345	154,965
Japan Excellent Inc.	65	55,857
Japan Hotel REIT Investment Corp.	239	125,325
Japan Logistics Fund Inc.	48	87,454
Japan Metropolitan Fund Invest	357	222,444
Japan Prime Realty Investment Corp.	51	113,123
Japan Property Management Center Co. Ltd.	600	4,861
Japan Real Estate Investment Corp.	73	260,234
JINUSHI Co. Ltd.	600	9,645
JSB Co. Ltd.	600	11,272
Katitas Co. Ltd.	2,600	33,879
Keihanshin Building Co. Ltd.	2,200	22,377
Kenedix Office Investment Corp.	212	225,333
LA Holdings Co. Ltd/Japan	200	6,381
LaSalle Logiport REIT	96	98,370
Leopalace21 Corp.	10,200	34,370
Marimo Regional Revitalization REIT Inc.	10	8,171
Mirai Corp.	98	29,761
Mirarth Holdings Inc.	4,300	14,157
Mitsubishi Estate Co. Ltd.	67,700	1,235,253
Mitsubishi Estate Logistics REIT Investment Corp.	26	66,198
Mitsui Fudosan Co. Ltd.	143,868	1,565,745
Mitsui Fudosan Logistics Park Inc.	29	87,275
Mori Hills REIT Investment Corp.	84	76,463
Mori Trust REIT Inc.	131	63,135
Nippon Accommodations Fund Inc.	25	107,894
Nippon Building Fund Inc.	87	348,010
Nippon Hotel & Residential Investment Corp.	13	6,931
Nippon Prologis REIT Inc.	125	222,674
NIPPON REIT Investment Corp.	23	53,931
Nisshin Group Holdings Co. Ltd.	1,500	5,066
Nomura Real Estate Holdings Inc.	5,800	163,857
Nomura Real Estate Master Fund Inc.	242	239,298
NTT UD REIT Investment Corp.	77	62,751
One REIT Inc.	12	20,994
Orix JREIT Inc.	142	154,520
Raysum Co. Ltd.	300	6,824
SAMTY Co. Ltd.	2,100	38,367
Samty Residential Investment Corp.	38	26,889
Sankei Real Estate Inc.	23	13,491
Sekisui House REIT Inc.	225	120,688
SOSiLA Logistics REIT Inc.	38	30,640
SRE Holdings Corp.(b)	500	13,967

2024 iShares Annual Report to Shareholders

Schedule of Investments (continued)
March 31, 2024
iShares® International Developed Property ETF
(Percentages shown are based on Net Assets)
Security	Shares	Value
Japan (continued)
Star Asia Investment Corp.	122	$47,026
Star Mica Holdings Co. Ltd.	1,300	5,329
Starts Corp. Inc.	1,700	35,370
Starts Proceed Investment Corp.	13	18,152
Sumitomo Realty & Development Co. Ltd.	24,300	930,553
Sun Frontier Fudousan Co. Ltd.	1,300	16,075
Takara Leben Real Estate Investment Corp.	35	23,504
TKP Corp.(b)	900	10,414
TOC Co. Ltd.	2,600	11,951
Tokaido REIT Inc.	12	10,136
Tokyo Tatemono Co. Ltd.	10,700	180,736
Tokyu Fudosan Holdings Corp.	31,000	250,463
Tokyu REIT Inc.	48	51,071
Tosei Corp.	1,400	22,198
Tosei REIT Investment Corp.	15	14,177
United Urban Investment Corp.	158	160,732
XYMAX REIT Investment Corp.	13	10,249
		11,478,678
Netherlands — 0.6%
Argo Properties NV(a)(b)	623	12,788
Brack Capital Properties NV(b)	1	49
CTP NV(c)	5,464	97,472
Eurocommercial Properties NV	2,185	49,869
NSI NV	948	19,432
Vastned Retail NV	901	21,822
Wereldhave NV	1,822	28,364
		229,796
New Zealand — 0.6%
Argosy Property Ltd.	42,672	28,702
Goodman Property Trust	53,413	72,758
Kiwi Property Group Ltd.	83,111	41,736
Precinct Properties Group	81,185	58,932
		202,128
Norway — 0.1%
Entra ASA(c)	3,681	38,042
Singapore — 7.3%
AIMS APAC REIT(a)	35,756	33,887
CapitaLand Ascendas REIT	182,192	373,726
CapitaLand Ascott Trust	125,785	88,005
CapitaLand China Trust	60,126	32,735
Capitaland India Trust	51,966	40,409
CapitaLand Integrated Commercial Trust	258,810	379,483
CapitaLand Investment Ltd/Singapore	122,300	242,686
CDL Hospitality Trusts(a)	34,962	26,407
City Developments Ltd.	26,000	112,628
Cromwell European REIT	16,420	24,440
Digital Core REIT Management Pte Ltd.	37,500	22,500
Eagle Hospitality Trust(b)(d)	53,200	1
EC World REIT(d)	15,900	2,803
ESR-LOGOS REIT	304,636	66,556
Far East Hospitality Trust	53,800	25,502
Frasers Centrepoint Trust	58,306	94,569
Frasers Logistics & Commercial Trust	149,572	117,389
Hong Fok Corp. Ltd.	18,900	11,616
Keppel DC REIT	68,903	88,251
Keppel Pacific Oak U.S. REIT	38,600	5,870
Keppel REIT	114,400	73,707
Lendlease Global Commercial REIT	89,192	38,303
Manulife US Real Estate Investment Trust	90,050	6,936
Mapletree Industrial Trust	105,532	182,867
Security	Shares	Value
Singapore (continued)
Mapletree Logistics Trust	170,711	$184,573
Mapletree Pan Asia Commercial Trust	118,912	112,707
Paragon REIT	64,700	40,011
Parkway Life REIT	19,500	50,538
Prime U.S. REIT	35,750	4,865
Sasseur REIT	26,100	13,241
Starhill Global REIT	69,800	24,813
Suntec REIT	114,500	91,575
UOL Group Ltd.	23,900	101,750
		2,715,349
South Korea — 0.4%
D&D Platform REIT Co. Ltd., NVS	2,938	7,696
ESR Kendall Square REIT Co. Ltd.	8,182	26,772
Haesung Industrial Co. Ltd.	624	3,621
JR Global REIT	8,489	26,285
Koramco Energy Plus Reit	2,615	9,827
LOTTE REIT Co. Ltd.	6,026	14,524
NH All-One REIT Co. Ltd.	2,161	5,787
Shinhan Alpha REIT Co. Ltd.	3,672	18,329
SK D&D Co. Ltd.(d)	272	4,991
SK Eternix Co. Ltd., NVS	408	3,889
SK REITs Co. Ltd.	6,161	18,711
		140,432
Spain — 0.8%
Aedas Homes SA(c)	470	8,813
Inmobiliaria Colonial SOCIMI SA	14,617	86,599
Lar Espana Real Estate SOCIMI SA	2,561	19,948
Merlin Properties SOCIMI SA	17,059	183,535
Metrovacesa SA(a)(c)	780	6,858
		305,753
Sweden — 4.7%
Atrium Ljungberg AB, Class B	2,746	53,668
Castellum AB(a)(b)	21,702	285,417
Catena AB	1,658	81,010
Cibus Nordic Real Estate AB publ	2,925	38,337
Corem Property Group AB, Class B	26,179	26,666
Dios Fastigheter AB	5,438	43,750
Fabege AB	12,540	117,255
Fastighets AB Balder, Class B(b)	33,848	248,629
Hufvudstaden AB, Class A	5,896	71,600
Neobo Fastigheter AB(a)(b)	5,759	10,246
NP3 Fastigheter AB	1,547	31,940
Nyfosa AB	7,326	72,255
Pandox AB, Class B	4,540	76,189
Platzer Fastigheter Holding AB, Class B	3,336	28,682
Sagax AB, Class B	10,939	288,574
Sagax AB, Class D	5,476	15,296
Samhallsbyggnadsbolaget i Norden AB(a)	58,444	23,078
Wallenstam AB, Class B	22,388	109,440
Wihlborgs Fastigheter AB	13,688	126,831
		1,748,863
Switzerland — 2.6%
Allreal Holding AG, Registered	784	134,643
Intershop Holding AG	57	40,956
Mobimo Holding AG, Registered	374	107,408
Peach Property Group AG(b)	667	8,860
PSP Swiss Property AG, Registered	2,350	308,058
Swiss Prime Site AG, Registered	3,930	370,706
		970,631
United Kingdom — 9.9%
Abrdn Property Income Trust Ltd.	19,246	11,888
Schedule of Investments

Schedule of Investments (continued)
March 31, 2024
iShares® International Developed Property ETF
(Percentages shown are based on Net Assets)
Security	Shares	Value
United Kingdom (continued)
AEW U.K. REIT PLC	7,589	$8,218
Assura PLC	152,377	81,337
Balanced Commercial Property Trust Ltd.	36,356	37,352
Big Yellow Group PLC	10,016	134,383
British Land Co. PLC (The)	48,079	239,865
CLS Holdings PLC	6,823	7,400
Custodian Property Income REIT PLC	22,139	22,754
Derwent London PLC	5,744	157,394
Empiric Student Property PLC	30,766	36,840
Grainger PLC	37,843	123,134
Great Portland Estates PLC	12,987	63,684
Hammerson PLC	197,927	74,591
Helical PLC	5,396	14,166
Home REIT PLC(b)(d)	52,824	19,027
Impact Healthcare REIT PLC, Class B	20,639	21,970
Land Securities Group PLC	38,452	319,380
Life Science REIT PLC	18,138	9,033
LondonMetric Property PLC	103,899	266,625
NewRiver REIT PLC	16,492	16,860
Picton Property Income Ltd.	28,469	23,416
Primary Health Properties PLC	68,758	81,535
PRS REIT PLC (The)	26,483	26,573
Regional REIT Ltd.(c)	22,107	5,846
Safestore Holdings PLC	11,121	106,112
Schroder REIT Ltd.	24,999	13,221
Segro PLC	68,455	780,491
Shaftesbury Capital PLC	99,535	180,670
Sirius Real Estate Ltd.	69,484	85,901
Supermarket Income REIT PLC	63,565	62,257
Target Healthcare REIT PLC	32,142	34,159
Triple Point Social Housing REIT PLC(c)	17,341	13,041
Tritax Big Box REIT PLC	97,525	193,893
U.K. Commercial Property REIT Ltd.	42,637	37,608
UNITE Group PLC (The)	20,316	251,315
Urban Logistics REIT PLC	24,150	34,870
Warehouse REIT PLC	21,738	22,663
Workspace Group PLC	6,966	45,092
		3,664,564
Total Common Stocks — 99.1% (Cost: $53,064,974)		36,755,786
Security	Shares	Value
Rights
Austria — 0.0%
Buwog AG(d)	463	$—
Total Rights — 0.0% (Cost: $—)		—
Total Long-Term Investments — 99.1% (Cost: $53,064,974)		36,755,786
Short-Term Securities
Money Market Funds — 2.0%
BlackRock Cash Funds: Institutional, SL Agency Shares, 5.50%(e)(f)(g)	756,008	756,311
BlackRock Cash Funds: Treasury, SL Agency Shares, 5.29%(e)(f)	10,000	10,000
Total Short-Term Securities — 2.0% (Cost: $766,091)		766,311
Total Investments — 101.1% (Cost: $53,831,065)		37,522,097
Liabilities in Excess of Other Assets — (1.1)%		(420,101)
Net Assets — 100.0%		$37,101,996

(a)	All or a portion of this security is on loan.
(b)	Non-income producing security.
(c)
Security exempt from registration pursuant to Rule 144A under the Securities Act of
1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(d)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(e)	Affiliate of the Fund.
(f)	Annualized 7-day yield as of period end.
(g)	All or a portion of this security was purchased with the cash collateral from loaned securities.
Affiliates
Investments in issuers considered to be affiliate(s) of the Fund during the year ended March 31, 2024 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:
Affiliated Issuer	Value at 03/31/23	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 03/31/24	Shares Held at 03/31/24	Income	Capital Gain Distributions from Underlying Funds
BlackRock Cash Funds: Institutional, SL Agency Shares	$912,455	$—	$(156,192)(a)	$109	$(61)	$756,311	756,008	$11,183 (b)	$—
BlackRock Cash Funds: Treasury, SL Agency Shares	10,000	—	0 (a)	—	—	10,000	10,000	1,110	—
				$109	$(61)	$766,311		$12,293	$—

(a)	Represents net amount purchased (sold).
(b)
All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

2024 iShares Annual Report to Shareholders

Schedule of Investments (continued)
March 31, 2024
iShares® International Developed Property ETF

Derivative Financial Instruments Outstanding as of Period End
Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Long Contracts
Mini TOPIX Index	8	06/13/24	$146	$2,367
Dow Jones U.S. Real Estate Index	6	06/21/24	209	64
				$2,431
Derivative Financial Instruments Categorized by Risk Exposure
As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Assets—Derivative Financial Instruments
Futures contracts
Unrealized appreciation on futures contracts(a)	$—	$—	$2,431	$—	$—	$—	$2,431

(a)
Net cumulative unrealized appreciation (depreciation) on futures contracts are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day's variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the period ended March 31, 2024, the effect of derivative financial instruments in the Statements of Operations was as follows:
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from
Futures contracts	$—	$—	$57,797	$—	$—	$—	$57,797
Net Change in Unrealized Appreciation (Depreciation) on
Futures contracts	$—	$—	$(4,834)	$—	$—	$—	$(4,834)
Average Quarterly Balances of Outstanding Derivative Financial Instruments
Futures contracts:
Average notional value of contracts — long	$351,489
For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.
Fair Value Hierarchy as of Period End
Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.
The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.
	Level 1	Level 2	Level 3	Total
Assets
Investments
Long-Term Investments
Common Stocks	$5,114,653	$31,614,311	$26,822	$36,755,786
Rights	—	—	—	—
Short-Term Securities
Money Market Funds	766,311	—	—	766,311
	$5,880,964	$31,614,311	$26,822	$37,522,097
Schedule of Investments

Schedule of Investments (continued)
March 31, 2024
iShares® International Developed Property ETF

Fair Value Hierarchy as of Period End (continued)
	Level 1	Level 2	Level 3	Total
Derivative Financial Instruments(a)
Assets
Equity Contracts	$64	$2,367	$—	$2,431

(a)	Derivative financial instruments are futures contracts. Futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.
See notes to financial statements.

2024 iShares Annual Report to Shareholders

Schedule of Investments
March 31, 2024
iShares® International Developed Small Cap Value Factor ETF
(Percentages shown are based on Net Assets)

Security	Shares	Value
Common Stocks
Australia — 8.5%
Arena REIT	107,796	$278,825
AUB Group Ltd.	29,588	573,400
Aussie Broadband Ltd.(a)(b)	58,812	137,127
Bapcor Ltd.	109,616	450,705
Brickworks Ltd.	18,980	352,265
BWP Trust	156,728	368,714
Centuria Capital Group	224,692	256,062
Champion Iron Ltd.	146,224	705,944
Charter Hall Social Infrastructure REIT	110,231	194,560
Data#3 Ltd.	43,576	235,113
Elders Ltd.	48,984	299,361
GrainCorp Ltd., Class A	71,032	381,351
Growthpoint Properties Australia Ltd.	92,156	152,507
GUD Holdings Ltd.	45,864	352,507
Hansen Technologies Ltd.	52,676	167,229
Helia Group Ltd.	100,984	257,294
HMC Capital Ltd.	78,260	366,410
HomeCo Daily Needs REIT	563,004	465,704
Imdex Ltd.	159,120	241,421
Ingenia Communities Group	120,068	408,959
IPH Ltd.	58,344	239,811
Kelsian Group Ltd.	63,908	240,542
Monadelphous Group Ltd.	28,808	266,128
nib holdings Ltd.	156,208	800,107
Nine Entertainment Co. Holdings Ltd.	451,048	502,382
NRW Holdings Ltd.	137,072	261,521
Perseus Mining Ltd.	439,140	615,797
PEXA Group Ltd.(a)	42,848	378,302
Premier Investments Ltd.	26,312	562,496
Regis Resources Ltd.(a)	225,940	296,969
Reliance Worldwide Corp. Ltd.	254,280	954,145
Sandfire Resources Ltd.(a)	145,132	840,615
Super Retail Group Ltd.	52,728	553,315
Ventia Services Group Pty Ltd.	231,036	579,789
Viva Energy Group Ltd.(c)	351,000	846,913
Waypoint REIT Ltd.	217,308	360,997
Webjet Ltd.(a)	119,600	687,708
		15,632,995
Austria — 2.0%
BAWAG Group AG(c)	25,844	1,635,704
UNIQA Insurance Group AG	36,192	312,600
Vienna Insurance Group AG Wiener Versicherung Gruppe	12,532	390,732
Wienerberger AG	34,268	1,248,239
		3,587,275
Belgium — 1.3%
Bekaert SA	10,608	543,935
bpost SA	34,268	128,064
Colruyt Group NV	15,600	720,663
KBC Ancora	11,440	557,448
Proximus SADP	45,396	367,218
X-Fab Silicon Foundries SE(a)(c)	16,744	126,673
		2,444,001
Canada — 19.0%
Allied Properties REIT	41,080	535,885
AltaGas Ltd.	90,532	1,999,718
ARC Resources Ltd.	195,000	3,476,616
B2Gold Corp.	414,284	1,085,754
Brookfield Renewable Corp., Class A	43,108	1,057,849
Canadian Western Bank	29,952	623,562
Security	Shares	Value
Canada (continued)
Celestica Inc.(a)	37,804	$1,698,536
CI Financial Corp.	46,592	595,750
Definity Financial Corp.	23,660	753,529
Dream Industrial REIT	81,484	792,853
Eldorado Gold Corp.(a)	59,176	831,797
Enerplus Corp.	67,444	1,324,931
Granite REIT	19,500	1,112,949
H&R REIT	83,720	571,710
iA Financial Corp. Inc.	32,864	2,041,642
Kinross Gold Corp.	394,992	2,423,228
Linamar Corp.	13,728	729,701
Lundin Mining Corp.	219,076	2,241,625
MEG Energy Corp.(a)	91,832	2,108,431
Mullen Group Ltd.	26,468	283,722
North West Co. Inc. (The)	15,392	446,005
Onex Corp.	21,476	1,608,778
Paramount Resources Ltd., Class A	23,400	474,893
Parex Resources Inc.	33,332	532,505
Primo Water Corp.	50,076	911,649
Prinmaris REIT	31,200	321,317
Russel Metals Inc.	19,240	640,173
Stelco Holdings Inc.	13,780	454,433
Transcontinental Inc., Class A	23,296	252,987
West Fraser Timber Co. Ltd.	24,960	2,155,197
Whitecap Resources Inc.	93,860	710,247
		34,797,972
Denmark — 1.5%
Alm Brand A/S	276,900	527,953
NKT A/S(a)	17,368	1,436,811
Schouw & Co. A/S	4,056	312,625
Spar Nord Bank A/S	25,688	428,762
		2,706,151
Finland — 2.6%
Cargotec OYJ, Class B	14,196	989,806
Huhtamaki OYJ	30,056	1,259,098
Kemira OYJ	36,764	694,983
Konecranes OYJ	22,984	1,193,010
Metsa Board OYJ, Class B	55,744	422,309
Sanoma OYJ	24,440	179,401
		4,738,607
France — 2.2%
Aperam SA	13,676	432,303
Fnac Darty SA	3,588	112,420
Imerys SA	12,584	428,699
IPSOS SA	12,220	861,504
Mersen SA	5,359	211,018
Metropole Television SA	21,008	313,174
Quadient SA	10,972	225,652
Television Francaise 1 SA	34,216	312,540
Vallourec SACA(a)(b)	52,624	977,466
Vicat SACA	4,940	194,862
		4,069,638
Germany — 3.1%
1&1 AG	14,976	258,833
Aurubis AG	9,672	680,242
Bilfinger SE	8,372	391,026
Deutz AG	40,040	254,092
flatexDEGIRO AG(a)	26,936	301,751
Freenet AG	38,532	1,084,360
Hornbach Holding AG & Co. KGaA	2,860	229,761
Indus Holding AG	6,136	175,732
Schedule of Investments

Schedule of Investments (continued)
March 31, 2024
iShares® International Developed Small Cap Value Factor ETF
(Percentages shown are based on Net Assets)
Security	Shares	Value
Germany (continued)
Kloeckner & Co. SE	21,397	$155,827
Kontron AG	13,104	289,005
SGL Carbon SE(a)(b)	16,536	124,068
Siltronic AG	6,760	599,782
Suedzucker AG	19,448	278,787
United Internet AG, Registered(d)	25,532	574,575
Vitesco Technologies Group AG(a)	2,704	187,803
		5,585,644
Hong Kong — 0.3%
CITIC Telecom International Holdings Ltd.	468,000	151,316
Luk Fook Holdings International Ltd.	104,000	285,097
VSTECS Holdings Ltd.(b)	208,000	111,447
		547,860
Ireland — 0.3%
Dalata Hotel Group PLC	70,304	341,693
Greencore Group PLC(a)	157,664	237,402
		579,095
Israel — 0.5%
Danel Adir Yeoshua Ltd.	1,560	133,392
FIBI Holdings Ltd.	5,616	250,404
Formula Systems 1985 Ltd.	3,068	245,571
Menora Mivtachim Holdings Ltd.	7,072	190,030
Migdal Insurance & Financial Holdings Ltd.	122,616	169,368
		988,765
Italy — 2.0%
Banca Popolare di Sondrio SpA	116,376	870,918
Biesse SpA(b)	4,368	58,434
BPER Banca	341,224	1,613,440
Credito Emiliano SpA	25,119	251,348
Fincantieri SpA(a)(b)	141,076	103,496
Piaggio & C SpA	52,520	166,086
Saras SpA	192,556	368,069
Webuild SpA	101,868	246,415
		3,678,206
Japan — 25.5%
77 Bank Ltd. (The)	20,800	554,791
ADEKA Corp.	31,200	658,770
Aida Engineering Ltd.	20,800	121,989
Aiphone Co. Ltd.	3,200	64,271
Aisan Industry Co. Ltd.	10,400	116,146
Akatsuki Inc.	1,600	26,766
Alconix Corp.	10,400	98,803
Alpen Co. Ltd.	5,200	68,996
Anest Iwata Corp.	10,400	92,688
AOKI Holdings Inc.	10,400	76,938
Aoyama Trading Co. Ltd.	15,600	172,758
Arata Corp.	8,000	170,095
Arcs Co. Ltd.	10,400	214,778
Arisawa Manufacturing Co. Ltd.	10,400	77,487
Artience Co. Ltd.	10,400	201,836
Asahi Diamond Industrial Co. Ltd.	15,600	98,583
Asahi Yukizai Corp.	3,900	135,624
Aska Pharmaceutical Holdings Co. Ltd.	5,200	76,045
Autobacs Seven Co. Ltd.	15,600	162,951
Avex Inc.	10,400	88,104
Axial Retailing Inc.	20,800	141,177
Bando Chemical Industries Ltd.	10,400	129,101
Bank of the Ryukyus Ltd.	10,400	81,769
Belc Co. Ltd.	2,500	114,660
Bell System24 Holdings Inc.	10,400	108,019
Belluna Co. Ltd.	15,600	63,347
Security	Shares	Value
Japan (continued)
Bunka Shutter Co. Ltd.	15,600	$175,451
C.I. Takiron Corp.	10,400	46,231
Canon Electronics Inc.	5,200	84,258
Cawachi Ltd.	5,200	90,804
Chiyoda Corp.(a)	52,000	138,079
Chori Co. Ltd.	5,200	116,109
Chudenko Corp.	10,400	206,405
Citizen Watch Co. Ltd.	67,600	445,464
CMK Corp.	15,600	63,551
Cosel Co. Ltd.	5,200	51,971
Dai-Dan Co. Ltd.	5,200	82,661
Daiki Aluminium Industry Co. Ltd.	10,400	84,320
Daishi Hokuetsu Financial Group Inc.	15,300	450,165
Daito Pharmaceutical Co. Ltd.	5,200	80,216
Doshisha Co. Ltd.	5,200	71,725
Doutor Nichires Holdings Co. Ltd.	10,400	141,135
Eagle Industry Co. Ltd.	10,400	125,554
EDION Corp.	26,000	261,710
Eiken Chemical Co. Ltd.	10,400	135,411
Elematec Corp.	5,200	65,764
Exedy Corp.	10,400	208,500
FCC Co. Ltd.	10,400	151,417
Ferrotec Holdings Corp.	15,600	303,509
Fuji Co. Ltd./Ehime	10,400	126,961
Fuji Corp./Aichi	26,000	459,604
Fuji Pharma Co. Ltd.	5,200	56,006
Fuji Seal International Inc.	15,600	204,515
Fukuyama Transporting Co. Ltd.	10,400	246,036
Furukawa Co. Ltd.	10,400	125,025
Futaba Industrial Co. Ltd.	15,600	121,384
Gakken Holdings Co. Ltd.	10,400	63,877
Godo Steel Ltd.	2,800	106,212
Goldcrest Co. Ltd.	5,200	87,244
G-Tekt Corp.	5,200	72,790
Gunma Bank Ltd. (The)	124,800	708,551
Gunze Ltd.	5,200	186,562
H2O Retailing Corp.	26,000	332,380
Halows Co. Ltd.	2,800	82,749
Hamakyorex Co. Ltd.	5,200	131,901
Hanwa Co. Ltd.	10,400	405,881
Heiwado Co. Ltd.	10,400	139,145
Hitachi Zosen Corp.	52,000	454,433
Hogy Medical Co. Ltd.	5,200	128,156
Hokuetsu Corp.(b)	41,600	511,903
Honeys Holdings Co. Ltd.	5,200	59,562
Hosiden Corp.	15,600	198,634
Hosokawa Micron Corp.	5,200	163,686
Inabata & Co. Ltd.	10,400	218,927
I-PEX Inc.	5,200	62,661
Iriso Electronics Co. Ltd.	5,200	104,184
Ishihara Sangyo Kaisha Ltd.	10,400	119,053
Itochu Enex Co. Ltd.	15,600	160,664
Itochu-Shokuhin Co. Ltd.	1,600	75,980
J Trust Co. Ltd.	31,200	90,954
Japan Petroleum Exploration Co. Ltd.	10,400	472,814
Japan Wool Textile Co. Ltd. (The)	20,800	199,849
J-Oil Mills Inc.	5,200	66,586
Joshin Denki Co. Ltd.	5,200	79,212
Joyful Honda Co. Ltd.	15,600	224,386
Juroku Financial Group Inc.	10,400	323,048
K&O Energy Group Inc.	5,200	109,276
Kaga Electronics Co. Ltd.	5,200	221,088

2024 iShares Annual Report to Shareholders

Schedule of Investments (continued)
March 31, 2024
iShares® International Developed Small Cap Value Factor ETF
(Percentages shown are based on Net Assets)
Security	Shares	Value
Japan (continued)
Kamei Corp.	5,200	$70,858
Kanamoto Co. Ltd.	10,400	185,503
Katakura Industries Co. Ltd.	5,200	65,939
Kato Sangyo Co. Ltd.	5,200	156,064
Kitz Corp.	26,000	233,247
Kiyo Bank Ltd. (The)	19,200	235,948
Kohnan Shoji Co. Ltd.	5,200	149,973
Komeri Co. Ltd.	10,400	237,127
Komori Corp.	15,600	126,957
Konishi Co. Ltd.	15,600	158,593
Konoike Transport Co. Ltd.	10,400	145,214
KPP Group Holdings Co. Ltd.	15,600	76,595
Krosaki Harima Corp.	4,800	111,548
Kumiai Chemical Industry Co. Ltd.	31,200	170,661
Kureha Corp.	15,600	281,343
Kurimoto Ltd.	5,200	135,921
KYB Corp.	5,200	176,455
Kyoei Steel Ltd.	5,200	81,333
Kyokuto Securities Co. Ltd.	5,200	54,816
Life Corp.	5,200	133,401
Lifull Co. Ltd.	20,800	23,169
Lintec Corp.	15,600	321,606
Makino Milling Machine Co. Ltd.	5,200	216,286
Mandom Corp.	10,400	91,757
MARUKA FURUSATO Corp.	5,200	75,889
Marusan Securities Co. Ltd.	20,800	147,593
Matsuda Sangyo Co. Ltd.	5,200	84,442
Maxell Ltd.	10,400	109,003
MCJ Co. Ltd.	20,800	184,329
Megachips Corp.(a)	5,200	132,812
Megmilk Snow Brand Co. Ltd.	15,600	276,849
Meidensha Corp.	10,400	195,738
Meisei Industrial Co. Ltd.	15,600	135,708
Mimasu Semiconductor Industry Co. Ltd.	5,200	105,734
MIRAIT ONE corp.	26,000	320,489
Mitsubishi Pencil Co. Ltd.	15,600	261,420
Mitsubishi Shokuhin Co. Ltd.	5,200	191,254
Mitsui DM Sugar Holdings Co. Ltd.	5,200	107,049
Mitsui-Soko Holdings Co. Ltd.	5,200	160,670
Moriroku Holdings Co. Ltd.	5,200	89,261
Musashi Seimitsu Industry Co. Ltd.	15,600	174,233
Musashino Bank Ltd. (The)	10,400	201,433
Nachi-Fujikoshi Corp.	5,200	118,982
Nakayama Steel Works Ltd.	5,200	32,227
Neturen Co. Ltd.	10,400	75,978
Nichias Corp.	15,600	416,840
Nichicon Corp.	20,800	175,657
Nichiha Corp.	10,400	235,090
Nichireki Co. Ltd.	7,300	120,598
Nihon Parkerizing Co. Ltd.	31,200	251,279
Nikkiso Co. Ltd.	15,600	127,496
Nikkon Holdings Co. Ltd.	15,600	301,062
Nippn Corp., New	15,600	239,474
Nippon Carbon Co. Ltd.	3,100	108,568
Nippon Coke & Engineering Co. Ltd.	46,800	39,993
Nippon Denko Co. Ltd.	31,200	65,551
Nippon Densetsu Kogyo Co. Ltd.	10,400	144,043
Nippon Light Metal Holdings Co. Ltd.	15,600	185,121
Nippon Road Co. Ltd. (The)	5,000	62,184
Nippon Soda Co. Ltd.	8,000	320,303
Nippon Thompson Co. Ltd.	20,800	88,038
Nippon Yakin Kogyo Co. Ltd.	5,200	165,979
Security	Shares	Value
Japan (continued)
Nishimatsu Construction Co. Ltd.	10,400	$298,969
Nishi-Nippon Financial Holdings Inc.	46,800	585,128
Nishio Holdings Co. Ltd.	5,200	132,986
Nissan Shatai Co. Ltd.	20,800	143,038
Nissei ASB Machine Co. Ltd.	2,500	85,585
Nisshin Oillio Group Ltd. (The)	5,200	174,312
Nisshinbo Holdings Inc.	41,600	334,371
Nissui Corp.	93,600	586,861
Nitta Corp.	5,200	136,185
Nittetsu Mining Co. Ltd.	5,200	167,717
Nojima Corp.	20,800	232,011
Noritake Co. Ltd./Nagoya Japan	10,400	289,302
Noritz Corp.	10,400	119,131
NS United Kaiun Kaisha Ltd.	3,000	93,745
Obara Group Inc.	3,300	82,957
Okamoto Industries Inc.	5,200	169,169
Okamura Corp.	20,800	306,605
Okinawa Financial Group Inc.	5,200	89,500
Onward Holdings Co. Ltd.	36,400	129,174
Oriental Shiraishi Corp.	31,200	81,529
Osaka Steel Co. Ltd.	5,200	75,008
Pacific Industrial Co. Ltd.	15,600	173,202
Pack Corp. (The)	5,200	129,179
Piolax Inc.	7,200	126,232
Press Kogyo Co. Ltd.	26,000	121,073
Pressance Corp.	5,200	60,857
Prima Meat Packers Ltd.	10,400	155,852
Qol Holdings Co. Ltd.	5,200	59,577
Raito Kogyo Co. Ltd.	15,600	207,648
Rheon Automatic Machinery Co. Ltd.	5,200	53,306
Riken Technos Corp.	15,600	102,133
Roland DG Corp.	5,200	185,821
RS Technologies Co. Ltd.	5,200	104,335
Ryobi Ltd.	10,400	206,844
Ryosan Co. Ltd.(a)	6,800	216,502
S Foods Inc.	5,200	115,831
Sakai Moving Service Co. Ltd.	5,500	92,466
Sakata INX Corp.	15,600	162,430
Sala Corp.	15,600	85,256
San-A Co. Ltd.	5,200	161,118
San-Ai Obbli Co. Ltd.	15,600	212,613
San-In Godo Bank Ltd. (The)	46,800	367,401
Sanoh Industrial Co. Ltd.	5,200	39,231
Sanyo Chemical Industries Ltd.	3,400	94,782
Sanyo Denki Co. Ltd.	2,700	126,213
Sanyo Special Steel Co. Ltd.	5,200	76,804
Sato Holdings Corp.	5,200	79,525
Seika Corp.	5,200	128,921
Seiko Group Corp.	10,400	280,251
Seiren Co. Ltd.	15,600	283,818
Sekisui Jushi Corp.	7,900	122,630
Senshu Electric Co. Ltd.	5,200	171,599
Senshu Ikeda Holdings Inc.	83,200	216,106
Shibaura Machine Co. Ltd.	5,200	125,699
Shiga Bank Ltd. (The)	15,600	431,258
Shikoku Kasei Holdings Corp.	10,400	121,448
Shin-Etsu Polymer Co. Ltd.	10,400	105,876
Shinmaywa Industries Ltd.	15,600	127,046
Shizuoka Gas Co. Ltd.	15,600	97,534
Showa Sangyo Co. Ltd.	5,200	118,958
Siix Corp.	10,400	118,732
Sinfonia Technology Co. Ltd.	10,400	212,975
Schedule of Investments

Schedule of Investments (continued)
March 31, 2024
iShares® International Developed Small Cap Value Factor ETF
(Percentages shown are based on Net Assets)
Security	Shares	Value
Japan (continued)
Sinko Industries Ltd.	5,200	$131,450
Sintokogio Ltd.	15,600	130,266
SKY Perfect JSAT Holdings Inc.	36,400	248,145
Sodick Co. Ltd.	15,600	74,253
Star Micronics Co. Ltd.	10,400	127,339
Starts Corp. Inc.	10,400	216,383
Sumitomo Densetsu Co. Ltd.	5,200	115,900
Sumitomo Osaka Cement Co. Ltd.	10,400	260,186
Sumitomo Riko Co. Ltd.	10,400	92,002
Sumitomo Seika Chemicals Co. Ltd.	2,600	86,765
Sumitomo Warehouse Co. Ltd. (The)	15,600	262,667
Sun Frontier Fudousan Co. Ltd.	10,400	128,596
SWCC Corp.	5,200	130,051
Tachi-S Co. Ltd.	10,400	136,919
Taikisha Ltd.	10,400	324,909
Taiyo Holdings Co. Ltd.	10,400	229,150
Takara Standard Co. Ltd.	15,600	197,563
Takasago International Corp.	5,200	118,162
Takasago Thermal Engineering Co. Ltd.	20,800	662,139
Takuma Co. Ltd.	26,000	322,925
Tamron Co. Ltd.	5,200	231,142
Toagosei Co. Ltd.	36,400	381,383
Toei Co. Ltd.	10,000	253,736
Toho Bank Ltd. (The)	57,200	135,594
Toho Holdings Co. Ltd.	15,600	370,720
TOKAI Holdings Corp.	36,400	237,280
Tokai Rika Co. Ltd.	15,600	267,691
Tokuyama Corp.	20,800	364,237
Tokyo Kiraboshi Financial Group Inc.	8,000	248,212
Tokyo Steel Manufacturing Co. Ltd.	26,000	285,101
Tokyotokeiba Co. Ltd.	5,200	153,936
Topre Corp.	15,600	265,176
Topy Industries Ltd.	5,200	92,768
Toyobo Co. Ltd.	26,000	191,254
TPR Co. Ltd.	10,400	162,086
Trusco Nakayama Corp.	10,400	176,328
TSI Holdings Co. Ltd.	20,800	108,025
Tsubakimoto Chain Co.	10,400	350,360
Tsugami Corp.	15,600	118,648
Tsurumi Manufacturing Co. Ltd.	5,200	128,733
UACJ Corp.	10,400	297,510
Uchida Yoko Co. Ltd.	2,700	123,416
Union Tool Co.	3,000	88,078
United Arrows Ltd.	10,400	134,199
United Super Markets Holdings Inc.	20,800	137,105
Universal Entertainment Corp.	5,200	66,166
Valor Holdings Co. Ltd.	10,400	169,989
VT Holdings Co. Ltd.	26,000	92,043
Wakita & Co. Ltd.	15,600	164,749
Warabeya Nichiyo Holdings Co. Ltd.	5,200	94,158
Xebio Holdings Co. Ltd.	5,200	33,183
YAMABIKO Corp.	10,400	138,060
Yamazen Corp.	20,800	183,821
Yellow Hat Ltd.	10,400	136,125
Yodogawa Steel Works Ltd.	10,400	314,785
Yokogawa Bridge Holdings Corp.	10,400	200,600
Yuasa Trading Co. Ltd.	5,200	181,700
ZERIA Pharmaceutical Co. Ltd.	10,400	145,693
		46,779,389
Netherlands — 1.5%
Cementir Holding NV	13,416	151,861
Eurocommercial Properties NV	13,780	314,508
Security	Shares	Value
Netherlands (continued)
Flow Traders Ltd., NVS(b)	8,320	$163,992
Fugro NV(a)	36,134	885,760
Iveco Group NV(a)	64,012	953,598
Koninklijke BAM Groep NV	85,696	324,901
		2,794,620
New Zealand — 0.3%
Summerset Group Holdings Ltd.	75,140	511,884
Norway — 0.9%
Austevoll Seafood ASA	29,328	230,746
DNO ASA	262,652	237,922
Elkem ASA(c)	97,812	192,749
Hafnia Ltd.	78,936	544,598
TGS ASA	41,860	461,541
		1,667,556
Poland — 0.2%
Orange Polska SA	212,628	431,200
Portugal — 0.3%
Navigator Co. SA (The)	78,260	342,214
Sonae SGPS SA	301,860	286,467
		628,681
Singapore — 0.9%
Far East Hospitality Trust	280,800	133,105
First Resources Ltd.	166,400	168,831
Frasers Centrepoint Trust	348,400	565,087
Parkway Life REIT	124,800	323,441
Raffles Medical Group Ltd.	306,800	236,356
Riverstone Holdings Ltd./Singapore(b)	187,200	117,867
UMS Holdings Ltd.	145,600	145,557
		1,690,244
Spain — 3.4%
Acerinox SA	61,776	678,403
Atresmedia Corp. de Medios de Comunicacion SA	29,640	141,839
Cia. de Distribucion Integral Logista Holdings SA	20,228	565,326
Cie. Automotive SA	13,780	395,210
Construcciones y Auxiliar de Ferrocarriles SA	8,424	307,240
Ence Energia y Celulosa SA	40,248	140,157
Faes Farma SA	102,284	347,048
Fluidra SA	43,940	1,039,839
Gestamp Automocion SA(c)	51,792	166,321
Indra Sistemas SA(b)	39,052	809,336
Laboratorios Farmaceuticos Rovi SA	6,864	598,977
Pharma Mar SA	4,628	143,349
Tecnicas Reunidas SA(a)	14,352	116,489
Vidrala SA	7,384	766,598
		6,216,132
Sweden — 5.8%
AAK AB	56,784	1,349,375
AFRY AB	31,083	496,286
Alleima AB, NVS	59,852	403,970
Arjo AB, Class B	72,696	347,171
Betsson AB	37,336	369,432
Bilia AB, Class A	23,192	297,231
Billerud Aktiebolag	67,288	603,819
Bure Equity AB	17,628	564,968
Catena AB	10,868	531,011
Clas Ohlson AB, Class B	11,752	159,080
Cloetta AB, Class B	65,936	112,054
Dometic Group AB(c)	103,480	836,324
Electrolux Professional AB, Class B	73,424	480,164

2024 iShares Annual Report to Shareholders

Schedule of Investments (continued)
March 31, 2024
iShares® International Developed Small Cap Value Factor ETF
(Percentages shown are based on Net Assets)
Security	Shares	Value
Sweden (continued)
Elekta AB, Class B	110,968	$836,423
Granges AB	33,748	365,086
Hexpol AB	79,872	975,302
Lindab International AB	21,788	468,443
Loomis AB, Class B	23,088	644,420
Modern Times Group MTG AB, Class B(a)	30,212	235,901
NCC AB, Class B	25,688	353,532
Ratos AB, Class B	64,480	211,887
		10,641,879
Switzerland — 7.6%
ALSO Holding AG, Registered	832	215,922
Aryzta AG(a)(b)	302,952	550,107
Bucher Industries AG, Registered	2,109	927,398
Burckhardt Compression Holding AG	1,048	657,108
Comet Holding AG, Registered	2,392	832,141
COSMO Pharmaceuticals NV	2,808	222,000
dormakaba Holding AG	988	519,600
Galenica AG(c)	15,808	1,319,116
Interroll Holding AG, Registered	156	518,407
Landis+Gyr Group AG	7,020	538,824
LEM Holding SA, Registered	150	283,750
Medacta Group SA(c)	2,028	275,242
Montana Aerospace AG(a)(c)	7,020	131,550
Schweiter Technologies AG, NVS	312	175,745
SFS Group AG	5,669	745,390
Siegfried Holding AG, Registered	1,352	1,380,524
SKAN Group AG	3,484	328,756
Softwareone Holding AG	39,156	722,113
St. Galler Kantonalbank AG, Class A, Registered	955	514,617
Stadler Rail AG	17,212	548,754
Sulzer AG, Registered	5,564	677,140
Swissquote Group Holding SA, Registered	2,822	791,163
Valiant Holding AG, Registered	5,200	610,035
Ypsomed Holding AG, Registered(b)	1,092	436,279
		13,921,681
United Kingdom — 9.2%
Ashmore Group PLC	147,680	364,774
Balfour Beatty PLC	175,609	847,127
Bank of Georgia Group PLC	11,180	712,597
Bellway PLC	38,876	1,304,124
Big Yellow Group PLC	60,320	809,305
Bodycote PLC	61,100	535,533
C&C Group PLC	130,104	268,977
Clarkson PLC	8,112	410,566
easyJet PLC	119,860	862,749
Frasers Group PLC(a)	40,560	416,200
Genuit Group PLC	75,296	418,252
Grafton Group PLC	67,288	851,144
Inchcape PLC	120,588	1,104,037
Jupiter Fund Management PLC	137,176	153,507
Just Group PLC	330,876	438,987
Keller Group PLC	22,828	301,953
Lancashire Holdings Ltd.	78,468	613,048
Marshalls PLC	74,412	257,655
Mitchells & Butlers PLC(a)	82,680	235,466
Security	Shares	Value
United Kingdom (continued)
Pets at Home Group PLC	153,920	$521,421
Plus500 Ltd.	24,908	567,449
Premier Foods PLC	211,068	398,001
Redde Northgate PLC	74,204	357,300
Redrow PLC	86,268	724,617
RHI Magnesita NV	6,032	268,901
Serco Group PLC	353,444	846,250
Shaftesbury Capital PLC	437,840	794,741
TP ICAP Group PLC	254,904	724,609
Vesuvius PLC	68,380	426,581
Workspace Group PLC	46,124	298,568
		16,834,439
Total Common Stocks — 98.9% (Cost: $163,568,462)		181,473,914
Preferred Stocks
Germany — 0.1%
Draegerwerk AG & Co. KGaA, Preference Shares, NVS	2,808	154,398
Italy — 0.2%
Danieli & C Officine Meccaniche SpA, Preference Shares, NVS	11,960	315,339
Total Preferred Stocks — 0.3% (Cost: $378,374)		469,737
Total Long-Term Investments — 99.2% (Cost: $163,946,836)		181,943,651
Short-Term Securities
Money Market Funds — 1.6%
BlackRock Cash Funds: Institutional, SL Agency Shares, 5.50%(e)(f)(g)	2,982,525	2,983,718
BlackRock Cash Funds: Treasury, SL Agency Shares, 5.29%(e)(f)	40,000	40,000
Total Short-Term Securities — 1.6% (Cost: $3,023,727)		3,023,718
Total Investments — 100.8% (Cost: $166,970,563)		184,967,369
Liabilities in Excess of Other Assets — (0.8)%		(1,465,071)
Net Assets — 100.0%		$183,502,298

(a)	Non-income producing security.
(b)	All or a portion of this security is on loan.
(c)
Security exempt from registration pursuant to Rule 144A under the Securities Act of
1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(d)	This security may be resold to qualified foreign investors and foreign institutional buyers under Regulation S of the Securities Act of 1933.
(e)	Affiliate of the Fund.
(f)	Annualized 7-day yield as of period end.
(g)	All or a portion of this security was purchased with the cash collateral from loaned securities.
Schedule of Investments

Schedule of Investments (continued)
March 31, 2024
iShares® International Developed Small Cap Value Factor ETF

Affiliates
Investments in issuers considered to be affiliate(s) of the Fund during the year ended March 31, 2024 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:
Affiliated Issuer	Value at 03/31/23	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 03/31/24	Shares Held at 03/31/24	Income	Capital Gain Distributions from Underlying Funds
BlackRock Cash Funds: Institutional, SL Agency Shares	$2,137,769	$845,732 (a)	$—	$506	$(289)	$2,983,718	2,982,525	$33,321 (b)	$—
BlackRock Cash Funds: Treasury, SL Agency Shares	—	40,000 (a)	—	—	—	40,000	40,000	5,521	—
				$506	$(289)	$3,023,718		$38,842	$—

(a)	Represents net amount purchased (sold).
(b)
All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

Derivative Financial Instruments Outstanding as of Period End
Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Long Contracts
Mini TOPIX Index	20	06/13/24	$365	$6,502
Mini S&P/TSX 60 Index	9	06/20/24	446	4,003
FTSE 250 Index	14	06/21/24	706	7,993
				$18,498
Derivative Financial Instruments Categorized by Risk Exposure
As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Assets—Derivative Financial Instruments
Futures contracts
Unrealized appreciation on futures contracts(a)	$—	$—	$18,498	$—	$—	$—	$18,498

(a)
Net cumulative unrealized appreciation (depreciation) on futures contracts are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day's variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the period ended March 31, 2024, the effect of derivative financial instruments in the Statements of Operations was as follows:
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from
Futures contracts	$—	$—	$107,508	$—	$—	$—	$107,508
Net Change in Unrealized Appreciation (Depreciation) on
Futures contracts	$—	$—	$8,927	$—	$—	$—	$8,927

2024 iShares Annual Report to Shareholders

Schedule of Investments (continued)
March 31, 2024
iShares® International Developed Small Cap Value Factor ETF

Average Quarterly Balances of Outstanding Derivative Financial Instruments
Futures contracts:
Average notional value of contracts — long	$1,173,051
For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.
Fair Value Hierarchy as of Period End
Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.
The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.
	Level 1	Level 2	Level 3	Total
Assets
Investments
Long-Term Investments
Common Stocks	$50,059,434	$131,414,480	$—	$181,473,914
Preferred Stocks	—	469,737	—	469,737
Short-Term Securities
Money Market Funds	3,023,718	—	—	3,023,718
	$53,083,152	$131,884,217	$—	$184,967,369
Derivative Financial Instruments(a)
Assets
Equity Contracts	$4,003	$14,495	$—	$18,498

(a)	Derivative financial instruments are futures contracts. Futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.
See notes to financial statements.
Schedule of Investments

Schedule of Investments
March 31, 2024
iShares® International Dividend Growth ETF
(Percentages shown are based on Net Assets)

Security	Shares	Value
Common Stocks
Australia — 2.3%
Altium Ltd.	6,266	$266,162
AUB Group Ltd.	12,835	248,736
Bapcor Ltd.	77,359	318,075
Brickworks Ltd.	13,190	244,803
CAR Group Ltd.	39,957	939,224
Charter Hall Group	103,832	929,871
Computershare Ltd.	112,679	1,919,249
CSL Ltd.	39,161	7,347,677
IPH Ltd.	79,847	328,194
Johns Lyng Group Ltd.	17,625	73,646
Netwealth Group Ltd.	7,141	98,194
Northern Star Resources Ltd.	136,768	1,290,483
Pro Medicus Ltd.	1,019	68,906
PSC Insurance Group Ltd.	40,193	142,012
Steadfast Group Ltd.	155,349	595,227
Technology One Ltd.	18,228	201,475
		15,011,934
Austria — 0.1%
Telekom Austria AG, Class A	36,662	306,404
Belgium — 0.3%
Elia Group SA/NV	3,137	338,624
Lotus Bakeries NV	14	135,180
UCB SA	9,288	1,146,574
		1,620,378
Brazil — 0.4%
Localiza Rent a Car SA	159,703	1,741,149
WEG SA	156,674	1,193,314
		2,934,463
Canada — 20.2%
Agnico Eagle Mines Ltd.	72,855	4,344,246
Alimentation Couche-Tard Inc.	26,959	1,538,666
Atco Ltd., Class I, NVS	17,490	486,913
Brookfield Asset Management Ltd.	56,218	2,361,525
Canadian Imperial Bank of Commerce	239,741	12,153,863
Canadian National Railway Co.	48,847	6,432,276
Canadian Natural Resources Ltd.	199,970	15,254,439
Canadian Tire Corp. Ltd., Class A, NVS	13,155	1,312,052
Canadian Western Bank	22,108	460,260
Cargojet Inc.	839	69,310
CCL Industries Inc., Class B, NVS	10,867	555,404
Cogeco Communications Inc.	2,473	109,688
Dollarama Inc.	3,585	273,106
Empire Co. Ltd., Class A, NVS	15,691	383,196
Enghouse Systems Ltd.	5,292	119,276
EQB Inc.	2,561	160,612
Finning International Inc.	19,350	568,693
FirstService Corp.	1,106	183,102
Fortis Inc./Canada	104,750	4,138,806
Franco-Nevada Corp.	11,632	1,385,999
George Weston Ltd.	4,704	635,546
Great-West Lifeco Inc.	66,637	2,131,125
Hydro One Ltd.(a)	44,222	1,289,557
iA Financial Corp. Inc.	17,758	1,103,197
Imperial Oil Ltd.	18,136	1,250,929
Intact Financial Corp.	17,223	2,797,792
Loblaw Companies Ltd.	9,033	1,000,962
Magna International Inc.	45,355	2,470,743
Manulife Financial Corp.	413,609	10,329,920
Maple Leaf Foods Inc.	13,208	216,566
Security	Shares	Value
Canada (continued)
Metro Inc./CN	18,839	$1,011,385
North West Co. Inc. (The)	9,145	264,989
Open Text Corp.	34,999	1,358,051
Parkland Corp.	21,753	692,794
Power Corp. of Canada	145,437	4,077,884
Premium Brands Holdings Corp., Class A	7,475	488,382
RB Global Inc.	12,855	979,108
Royal Bank of Canada	175,601	17,711,128
Saputo Inc.	31,878	627,182
Stantec Inc.	3,920	325,454
Stella-Jones Inc.	2,609	152,162
Sun Life Financial Inc.	120,412	6,570,190
TFI International Inc.	3,696	589,374
TMX Group Ltd.	26,833	707,795
Toromont Industries Ltd.	5,652	543,899
Toronto-Dominion Bank (The)	285,564	17,234,400
Tourmaline Oil Corp.	26,647	1,245,841
Waste Connections Inc.	8,237	1,416,079
Wheaton Precious Metals Corp.	30,687	1,445,373
		132,959,239
China — 4.0%
Apeloa Pharmaceutical Co. Ltd., Class A	11,100	19,036
Asymchem Laboratories Tianjin Co. Ltd., Class A	2,800	34,463
Bank of Chengdu Co. Ltd., Class A	119,000	221,892
Bank of Communications Co. Ltd., Class A	1,108,000	953,990
China Coal Energy Co. Ltd.	58,800	90,381
China Coal Energy Co. Ltd., Class H	652,000	635,088
China Construction Bank Corp., Class A	235,200	221,253
China Foods Ltd.	210,000	78,077
China Merchants Bank Co. Ltd., Class A	537,500	2,385,979
China Merchants Bank Co. Ltd., Class H	1,320,000	5,231,842
China Merchants Energy Shipping Co. Ltd., Class A	118,000	125,274
China National Nuclear Power Co. Ltd., Class A	171,300	211,179
China Overseas Property Holdings Ltd.	160,000	88,682
China Railway Group Ltd., Class A	327,000	306,938
CSPC Pharmaceutical Group Ltd.	2,256,000	1,775,698
ENN Energy Holdings Ltd.	221,600	1,724,260
Greentown China Holdings Ltd.	508,000	405,728
Guangdong Construction Engineering Group Co. Ltd.	34,500	19,181
Guangzhou Baiyunshan Pharmaceutical Holdings Co. Ltd.	42,000	103,271
Guangzhou Kingmed Diagnostics Group Co. Ltd., Class A	5,600	43,698
Haier Smart Home Co. Ltd., Class A	377,600	1,175,016
Huaibei Mining Holdings Co. Ltd.	71,900	162,266
Huaxia Bank Co. Ltd., Class A	460,000	409,991
IEIT Systems Co. Ltd., Class A	2,500	15,275
Industrial & Commercial Bank of China Ltd., Class A	3,082,000	2,228,911
Jiangsu King's Luck Brewery JSC Ltd., Class A	7,800	63,844
Jiangsu Pacific Quartz Co. Ltd., NVS	4,600	57,515
Kweichow Moutai Co. Ltd., Class A	9,100	2,134,765
Luzhou Laojiao Co. Ltd., Class A	17,600	449,030
Metallurgical Corp. of China Ltd., Class A	232,800	109,998
NAURA Technology Group Co. Ltd., Class A	800	33,786
Ping An Insurance Group Co. of China Ltd., Class A	291,000	1,632,724
Shanghai Tunnel Engineering Co. Ltd., Class A	117,600	97,096
Shede Spirits Co. Ltd.	3,000	32,053
Sinoma Science & Technology Co. Ltd., Class A	34,400	71,449
Tsingtao Brewery Co. Ltd., Class A	5,900	68,398
Tsingtao Brewery Co. Ltd., Class H	110,000	757,040
Wuliangye Yibin Co. Ltd., Class A	50,500	1,065,766
Xi'An Shaangu Power Co. Ltd.	35,000	41,736

2024 iShares Annual Report to Shareholders

Schedule of Investments (continued)
March 31, 2024
iShares® International Dividend Growth ETF
(Percentages shown are based on Net Assets)
Security	Shares	Value
China (continued)
Zhangzhou Pientzehuang Pharmaceutical Co. Ltd., Class A	1,400	$44,479
Zhengzhou Coal Mining Machinery Group Co. Ltd.	33,000	63,934
Zhongsheng Group Holdings Ltd.	370,500	643,548
		26,034,530
Colombia — 0.1%
Grupo Argos SA	74,182	295,173
Grupo Nutresa SA	16,975	201,579
		496,752
Denmark — 4.0%
Carlsberg A/S, Class B	16,870	2,310,263
DSV A/S	6,622	1,076,437
Novo Nordisk A/S	156,818	20,115,572
Orsted A/S(a)(b)	42,876	2,395,860
Scandinavian Tobacco Group A/S, Class A(a)	20,776	372,017
		26,270,149
Finland — 0.3%
Huhtamaki OYJ	15,680	656,863
Valmet OYJ	52,777	1,389,315
		2,046,178
France — 4.8%
Equasens	588	32,531
Sanofi SA	205,268	19,969,379
Schneider Electric SE	50,947	11,517,914
		31,519,824
Germany — 4.8%
Atoss Software AG	324	95,786
Bechtle AG	7,330	387,421
Brenntag SE	18,708	1,576,729
Deutsche Boerse AG	21,836	4,471,792
E.ON SE	596,659	8,306,636
FUCHS SE	5,880	230,916
Nemetschek SE	2,352	232,808
Nexus AG	417	25,310
SAP SE	78,969	15,376,752
Symrise AG, Class A	8,284	991,685
		31,695,835
Greece — 0.1%
Mytilineos SA	21,801	841,075
Hong Kong — 1.9%
AIA Group Ltd.	1,858,000	12,497,973
Nissin Foods Co. Ltd.	57,000	36,048
United Laboratories International Holdings Ltd. (The)	218,000	249,753
		12,783,774
India — 3.4%
Asian Paints Ltd.	43,566	1,486,792
Astral Ltd.	978	23,391
Balaji Amines Ltd.	196	4,815
Berger Paints India Ltd.	7,988	55,025
Bharat Electronics Ltd.	206,206	499,425
CRISIL Ltd.	1,293	78,727
Grindwell Norton Ltd.	1,568	35,827
Honeywell Automation India Ltd.	55	25,562
Indraprastha Gas Ltd.	70,168	363,423
Infosys Ltd.	570,753	10,278,200
ITC Ltd.	602,792	3,104,115
KEI Industries Ltd.	980	40,837
LTIMindtree Ltd.(a)	6,822	405,402
Mphasis Ltd.	10,294	296,076
Security	Shares	Value
India (continued)
NHPC Ltd., NVS	375,242	$405,734
Persistent Systems Ltd., NVS	3,906	187,370
Pidilite Industries Ltd.	6,500	235,115
Redington Ltd.	132,631	332,335
Reliance Industries Ltd.	80,256	2,869,808
Schaeffler India Ltd.	1,909	64,376
Sun Pharmaceutical Industries Ltd.	58,583	1,140,480
Tata Elxsi Ltd.	1,831	171,313
Vinati Organics Ltd.	164	2,895
ZF Commercial Vehicle Control Systems India Ltd.	198	36,040
		22,143,083
Indonesia — 0.7%
Bank Central Asia Tbk PT	7,509,600	4,775,636
Ireland — 0.6%
Kerry Group PLC, Class A	12,892	1,104,664
Smurfit Kappa Group PLC	58,486	2,666,717
		3,771,381
Italy — 3.9%
Buzzi SpA	7,573	297,414
DiaSorin SpA	1,623	156,627
Enel SpA	2,931,064	19,349,406
Interpump Group SpA	2,744	133,734
Iren SpA	232,121	474,865
Italgas SpA	188,767	1,099,713
Recordati Industria Chimica e Farmaceutica SpA	13,834	763,882
Reply SpA	1,170	165,569
Terna - Rete Elettrica Nazionale	384,691	3,179,744
		25,620,954
Japan — 19.8%
AGC Inc.	42,000	1,523,857
Aica Kogyo Co. Ltd.	9,300	227,531
Air Water Inc.	26,300	411,502
Alfresa Holdings Corp.	23,900	347,309
ASKUL Corp.	3,200	46,595
Astellas Pharma Inc.	359,900	3,866,314
Chiba Bank Ltd. (The)	85,900	714,789
CyberAgent Inc.	34,300	249,452
Daihen Corp.	2,200	137,317
DCM Holdings Co. Ltd.	15,800	152,820
Dentsu Soken Inc.	2,100	68,597
DTS Corp.	4,400	115,013
eGuarantee Inc.	2,500	29,647
Elecom Co. Ltd.	4,900	50,329
EXEO Group Inc.	31,400	333,662
Fuji Soft Inc.	2,900	114,978
FUJIFILM Holdings Corp.	85,500	1,919,868
Fujimi Inc.	7,000	160,617
Fujitsu General Ltd.	3,700	45,811
Fujitsu Ltd.	89,000	1,424,356
Future Corp.	4,500	49,582
Goldwin Inc.	2,400	152,812
G-Tekt Corp.	3,900	54,592
Heiwa Real Estate Co. Ltd.	4,100	107,609
Hitachi Ltd.	54,800	5,007,648
Hogy Medical Co. Ltd.	2,300	56,685
Hulic Co. Ltd.	91,400	938,709
Inpex Corp.	151,300	2,299,940
Insource Co. Ltd.	4,300	25,864
Japan Elevator Service Holdings Co. Ltd.	2,200	35,923
Japan Material Co. Ltd.	2,600	41,557
Schedule of Investments

Schedule of Investments (continued)
March 31, 2024
iShares® International Dividend Growth ETF
(Percentages shown are based on Net Assets)
Security	Shares	Value
Japan (continued)
JCU Corp.	1,900	$48,347
Kameda Seika Co. Ltd.	1,100	30,864
Kandenko Co. Ltd.	11,400	130,136
Kao Corp.	61,800	2,309,357
Katitas Co. Ltd.	5,600	72,970
KDDI Corp.	232,400	6,871,306
KeePer Technical Laboratory Co. Ltd.	600	19,722
Keihanshin Building Co. Ltd.	4,600	46,789
Kobayashi Pharmaceutical Co. Ltd.	5,000	162,242
Kohnan Shoji Co. Ltd.	2,500	72,102
Kokuyo Co. Ltd.	13,400	219,125
Komeri Co. Ltd.	2,300	52,442
Kubota Corp.	122,500	1,921,992
Kurita Water Industries Ltd.	7,200	298,512
Kusuri no Aoki Holdings Co. Ltd.	1,000	20,611
Kyowa Kirin Co. Ltd.	25,400	456,974
Lasertec Corp.	2,100	579,865
Life Corp.	2,700	69,266
M3 Inc.	20,200	290,705
Maruzen Showa Unyu Co. Ltd.	2,300	70,502
Max Co. Ltd.	3,800	80,249
MCJ Co. Ltd.	9,600	85,075
Medipal Holdings Corp.	25,400	388,710
Mimasu Semiconductor Industry Co. Ltd.	1,700	34,567
Mitsubishi Corp.	428,400	9,900,845
Mitsubishi Research Institute Inc.	1,500	49,177
Mitsubishi UFJ Financial Group Inc.	1,371,900	13,957,841
Monogatari Corp. (The)	1,000	30,706
MonotaRO Co. Ltd.	11,800	142,036
Morinaga & Co. Ltd.	7,400	127,020
MS&AD Insurance Group Holdings Inc.	192,600	3,400,841
Murata Manufacturing Co. Ltd.	148,100	2,769,826
NEC Corp.	14,500	1,058,577
NEC Networks & System Integration Corp.	9,000	149,839
Nichias Corp.	8,100	216,436
Nichirei Corp.	11,300	303,921
Nippon Gas Co. Ltd.	14,600	245,895
Nippon Parking Development Co. Ltd.	6,000	8,027
Nippon Sanso Holdings Corp.	8,100	254,143
Nippon Shinyaku Co. Ltd.	8,400	249,413
Nippon Telegraph & Telephone Corp.	3,744,600	4,460,202
Nissan Chemical Corp.	18,200	689,344
Nisshin Seifun Group Inc.	25,800	355,470
Nitori Holdings Co. Ltd.	2,500	378,880
Nitto Denko Corp.	12,900	1,179,601
Nomura Real Estate Holdings Inc.	18,200	514,173
Nomura Research Institute Ltd.	22,500	635,596
NTT Data Group Corp.	27,700	440,373
Obic Co. Ltd.	3,800	573,994
Okinawa Cellular Telephone Co.	3,100	73,089
Open House Group Co. Ltd.	12,600	407,526
Oracle Corp./Japan	2,200	165,442
Organo Corp.	1,600	79,344
PALTAC Corp.	2,500	66,470
Pan Pacific International Holdings Corp.	16,300	431,978
Raito Kogyo Co. Ltd.	6,700	89,182
Riken Keiki Co. Ltd.	2,000	50,405
Rinnai Corp.	10,200	234,133
Rohto Pharmaceutical Co. Ltd.	8,100	157,382
S Foods Inc.	2,000	44,550
Sangetsu Corp.	11,500	251,362
SBS Holdings Inc.	2,200	37,602
Security	Shares	Value
Japan (continued)
SCSK Corp.	13,900	$258,370
Sekisui House Ltd.	108,400	2,469,099
Seven & i Holdings Co. Ltd.	424,400	6,186,003
Shin-Etsu Chemical Co. Ltd.	159,400	6,991,589
Shin-Etsu Polymer Co. Ltd.	5,200	52,938
Shionogi & Co. Ltd.	27,900	1,425,739
Ship Healthcare Holdings Inc.	7,700	106,359
Shizuoka Gas Co. Ltd.	3,500	21,883
SHO-BOND Holdings Co. Ltd.	4,200	176,565
Shoei Co. Ltd.	7,900	119,414
SMS Co. Ltd.	1,800	30,956
Sompo Holdings Inc.	145,800	3,055,977
Sony Group Corp.	38,400	3,292,828
Strike Co. Ltd.	900	28,814
Sumitomo Mitsui Financial Group Inc.	196,500	11,489,887
Sumitomo Realty & Development Co. Ltd.	29,200	1,118,195
Sundrug Co. Ltd.	6,900	214,212
Taiyo Yuden Co. Ltd.	16,700	395,366
Takeuchi Manufacturing Co. Ltd.	7,300	292,628
TDK Corp.	26,900	1,321,004
TechnoPro Holdings Inc.	13,500	270,381
Terumo Corp.	53,800	984,467
TIS Inc.	19,600	420,534
Tokio Marine Holdings Inc.	248,900	7,802,081
Tokyo Steel Manufacturing Co. Ltd.	6,900	75,661
Tokyo Tatemono Co. Ltd.	32,600	550,652
Tri Chemical Laboratories Inc.	1,000	32,774
Unicharm Corp.	16,700	531,665
Valor Holdings Co. Ltd.	4,800	78,457
Yakult Honsha Co. Ltd.	21,300	435,339
Yamaguchi Financial Group Inc.	28,700	291,539
Yaoko Co. Ltd.	1,200	72,155
Yokogawa Bridge Holdings Corp.	5,600	108,015
Zensho Holdings Co. Ltd.	2,200	91,487
		130,017,389
Malaysia — 0.0%
Allianz Malaysia Bhd	19,800	83,417
TIME dotCom Bhd	172,300	188,936
		272,353
Mexico — 0.3%
Corporativo Fragua SAB de CV	12,204	492,366
Grupo Bimbo SAB de CV, Series A	91,552	433,775
Grupo Comercial Chedraui SA de CV	7,854	63,338
Orbia Advance Corp. SAB de CV	366,807	767,562
		1,757,041
Netherlands — 1.2%
IMCD NV	5,292	931,445
Koninklijke KPN NV	841,165	3,146,297
Koninklijke Vopak NV	15,418	594,621
Wolters Kluwer NV	19,851	3,108,464
		7,780,827
New Zealand — 0.2%
EBOS Group Ltd.	30,887	631,697
Mainfreight Ltd.(c)	13,741	572,159
Summerset Group Holdings Ltd.	31,556	214,972
		1,418,828
Norway — 0.1%
Borregaard ASA	11,350	197,800
Europris ASA(a)	36,479	262,718

2024 iShares Annual Report to Shareholders

Schedule of Investments (continued)
March 31, 2024
iShares® International Dividend Growth ETF
(Percentages shown are based on Net Assets)
Security	Shares	Value
Norway (continued)
TOMRA Systems ASA	21,277	$333,047
		793,565
Philippines — 0.1%
International Container Terminal Services Inc.	150,830	853,223
Poland — 0.0%
Dom Development SA	5,208	228,697
Neuca SA	196	43,770
		272,467
Portugal — 0.0%
Sonae SGPS SA	306,478	290,850
Saudi Arabia — 0.0%
Mouwasat Medical Services Co.	7,482	272,109
South Africa — 0.4%
Gold Fields Ltd.	150,615	2,416,222
PSG Financial Services Ltd.	202,468	163,557
		2,579,779
South Korea — 0.5%
Cheil Worldwide Inc.	25,681	356,143
Hankook Tire & Technology Co. Ltd.	11,407	458,350
i-SENS Inc.	1,365	20,312
LEENO Industrial Inc.	892	171,291
LG Corp.	23,267	1,513,532
NICE Information Service Co. Ltd.	8,624	65,438
Park Systems Corp.	160	18,062
SK Gas Ltd.	684	76,466
Youngone Corp.	6,607	198,764
Youngone Holdings Co. Ltd.	580	37,217
Yuhan Corp.	2,068	118,895
		3,034,470
Spain — 3.1%
Iberdrola SA	1,605,889	19,945,709
Vidrala SA	1,936	200,993
Viscofan SA	7,668	487,440
		20,634,142
Sweden — 1.1%
AAK AB	14,700	349,320
Assa Abloy AB, Class B	106,862	3,066,758
Atrium Ljungberg AB, Class B	7,979	155,942
Bravida Holding AB(a)	48,156	422,358
Catena AB	3,332	162,802
Evolution AB(a)	20,643	2,563,941
Instalco AB	22,439	88,607
Lifco AB, Class B	10,388	271,275
Platzer Fastigheter Holding AB, Class B	8,428	72,463
		7,153,466
Switzerland — 11.5%
ALSO Holding AG, Registered	141	36,593
Chocoladefabriken Lindt & Spruengli AG, Participation Certificates, NVS	76	909,630
Chocoladefabriken Lindt & Spruengli AG, Registered	7	844,473
Coca-Cola HBC AG, Class DI(b)	34,826	1,100,511
DKSH Holding AG	7,866	535,099
Geberit AG, Registered	5,177	3,059,523
Givaudan SA, Registered	1,043	4,643,162
Interroll Holding AG, Registered	52	172,802
Logitech International SA, Registered	13,548	1,214,026
Nestle SA, Registered	185,296	19,687,692
Novartis AG, Registered	188,896	18,296,163
Security	Shares	Value
Switzerland (continued)
Roche Holding AG, Bearer	7,001	$1,887,920
Roche Holding AG, NVS	72,916	18,616,830
Siegfried Holding AG, Registered	86	87,814
Sika AG, Registered	12,753	3,794,658
Tecan Group AG, Registered	608	251,913
Temenos AG, Registered	6,266	448,209
		75,587,018
Taiwan — 1.0%
Advantech Co. Ltd.	80,893	1,029,147
Alchip Technologies Ltd.	1,000	98,956
Allis Electric Co. Ltd.	16,000	54,766
Lotes Co. Ltd.	12,155	525,907
Sinbon Electronics Co. Ltd.	47,000	411,318
Topco Scientific Co. Ltd.	54,000	368,720
Unimicron Technology Corp.	381,000	2,265,116
Universal Vision Biotechnology Co. Ltd.	7,000	59,747
Wistron Corp.	391,000	1,472,929
		6,286,606
Thailand — 0.1%
Gulf Energy Development PCL, NVDR	713,500	856,296
Turkey — 0.0%
Enerjisa Enerji AS(a)	53,758	96,277
United Kingdom — 7.9%
Ashtead Group PLC	42,249	3,009,360
BAE Systems PLC	418,553	7,134,410
Bunzl PLC	42,646	1,640,916
Chemring Group PLC	33,908	155,353
Clarkson PLC	4,498	227,654
Cranswick PLC	6,567	339,845
Croda International PLC	19,383	1,199,331
DCC PLC	21,162	1,539,664
Diageo PLC	398,443	14,743,272
Diploma PLC	13,986	656,942
Drax Group PLC	107,280	678,913
Gamma Communications PLC	8,283	143,016
GlobalData PLC, NVS	48,448	111,291
Halma PLC	21,091	629,785
Hargreaves Lansdown PLC	124,446	1,154,989
Hikma Pharmaceuticals PLC	25,981	628,506
Hilton Food Group PLC	18,759	199,594
JTC PLC(a)	12,230	126,938
London Stock Exchange Group PLC	32,712	3,914,123
Pearson PLC	92,605	1,219,374
RELX PLC	195,353	8,424,681
RWS Holdings PLC	105,890	250,726
Sage Group PLC (The)	99,607	1,591,923
Sirius Real Estate Ltd.	497,349	614,860
Softcat PLC	13,224	265,048
Spectris PLC	14,728	612,828
Spirax-Sarco Engineering PLC	6,990	886,863
YouGov PLC	5,771	72,839
		52,173,044
Total Common Stocks — 99.2% (Cost: $581,603,623)		652,961,339
Preferred Stocks
Germany — 0.1%
FUCHS SE, Preference Shares, NVS	11,263	558,004
Schedule of Investments

Schedule of Investments (continued)
March 31, 2024
iShares® International Dividend Growth ETF
(Percentages shown are based on Net Assets)
Security	Shares	Value
South Korea — 0.0%
LG Corp., Preference Shares, NVS	947	$45,636
Total Preferred Stocks — 0.1% (Cost: $444,746)		603,640
Total Long-Term Investments — 99.3% (Cost: $582,048,369)		653,564,979
Short-Term Securities
Money Market Funds — 0.1%
BlackRock Cash Funds: Institutional, SL Agency Shares, 5.50%(d)(e)(f)	130,733	130,786
BlackRock Cash Funds: Treasury, SL Agency Shares, 5.29%(d)(e)	230,000	230,000
Total Short-Term Securities — 0.1% (Cost: $360,805)		360,786
Total Investments — 99.4% (Cost: $582,409,174)		653,925,765
Other Assets Less Liabilities — 0.6%		4,111,779
Net Assets — 100.0%		$658,037,544

(a)
Security exempt from registration pursuant to Rule 144A under the Securities Act of
1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(b)	Non-income producing security.
(c)	All or a portion of this security is on loan.
(d)	Affiliate of the Fund.
(e)	Annualized 7-day yield as of period end.
(f)	All or a portion of this security was purchased with the cash collateral from loaned securities.
Affiliates
Investments in issuers considered to be affiliate(s) of the Fund during the year ended March 31, 2024 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:
Affiliated Issuer	Value at 03/31/23	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 03/31/24	Shares Held at 03/31/24	Income	Capital Gain Distributions from Underlying Funds
BlackRock Cash Funds: Institutional, SL Agency Shares	$2,609,211	$—	$(2,478,679)(a)	$(154)	$408	$130,786	130,733	$19,106 (b)	$—
BlackRock Cash Funds: Treasury, SL Agency Shares	1,310,000	—	(1,080,000)(a)	—	—	230,000	230,000	47,012	—
				$(154)	$408	$360,786		$66,118	$—

(a)	Represents net amount purchased (sold).
(b)
All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

Derivative Financial Instruments Outstanding as of Period End
Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Long Contracts
S&P/TSE 60 Index	4	06/20/24	$792	$7,195
MSCI EAFE Index	29	06/21/24	3,418	18,281
				$25,476

2024 iShares Annual Report to Shareholders

Schedule of Investments (continued)
March 31, 2024
iShares® International Dividend Growth ETF

Derivative Financial Instruments Categorized by Risk Exposure
As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Assets—Derivative Financial Instruments
Futures contracts
Unrealized appreciation on futures contracts(a)	$—	$—	$25,476	$—	$—	$—	$25,476

(a)
Net cumulative unrealized appreciation (depreciation) on futures contracts are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day's variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the period ended March 31, 2024, the effect of derivative financial instruments in the Statements of Operations was as follows:
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from
Futures contracts	$—	$—	$306,311	$—	$—	$—	$306,311
Net Change in Unrealized Appreciation (Depreciation) on
Futures contracts	$—	$—	$(116,230)	$—	$—	$—	$(116,230)
Average Quarterly Balances of Outstanding Derivative Financial Instruments
Futures contracts:
Average notional value of contracts — long	$3,907,047
For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.
Fair Value Hierarchy as of Period End
Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.
The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.
	Level 1	Level 2	Level 3	Total
Assets
Investments
Long-Term Investments
Common Stocks	$146,485,434	$506,475,905	$—	$652,961,339
Preferred Stocks	—	603,640	—	603,640
Short-Term Securities
Money Market Funds	360,786	—	—	360,786
	$146,846,220	$507,079,545	$—	$653,925,765
Derivative Financial Instruments(a)
Assets
Equity Contracts	$25,476	$—	$—	$25,476

(a)	Derivative financial instruments are futures contracts. Futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.
The Fund may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of period end, bank borrowings payable of $1,175 are categorized as Level 2 within the fair value hierarchy.
See notes to financial statements.
Schedule of Investments

Schedule of Investments
March 31, 2024
iShares® Latin America 40 ETF
(Percentages shown are based on Net Assets)

Security	Shares	Value
Common Stocks
Brazil — 38.6%
Ambev SA, ADR	15,582,867	$38,645,510
B3 SA - Brasil, Bolsa, Balcao	19,947,223	47,686,566
Banco do Brasil SA	5,061,287	57,138,029
CCR SA	3,503,522	9,654,001
Centrais Eletricas Brasileiras SA	3,653,881	30,379,798
Localiza Rent a Car SA	3,029,307	33,026,779
Lojas Renner SA	3,404,617	11,526,577
Natura & Co. Holding SA	2,987,256	10,649,627
NU Holdings Ltd.(a)	8,513,171	101,562,130
Petroleo Brasileiro SA, ADR	6,572,934	99,974,326
Rede D'Or Sao Luiz SA(b)	3,639,293	18,365,535
Telefonica Brasil SA, ADR NVS	1,222,788	12,313,475
Vale SA, Class B, ADR	12,827,856	156,371,565
WEG SA	5,189,710	39,527,639
		666,821,557
Chile — 5.3%
Banco de Chile	153,457,365	17,068,997
Banco Santander Chile, ADR	548,886	10,884,409
Cencosud SA	4,553,305	7,900,444
Empresas CMPC SA	3,884,969	7,894,683
Empresas Copec SA	1,283,930	9,224,189
Enel Americas SA	68,332,459	6,661,189
Falabella SA(a)	2,749,276	7,216,243
Sociedad Quimica y Minera de Chile SA, ADR(c)	504,533	24,802,842
		91,652,996
Colombia — 1.8%
Bancolombia SA, ADR	397,991	13,619,252
Ecopetrol SA, ADR	871,967	10,324,090
Interconexion Electrica SA ESP	1,563,940	8,003,294
		31,946,636
Mexico — 28.3%
America Movil SAB de CV	72,635,174	67,815,767
Arca Continental SAB de CV	1,638,710	17,901,591
Cemex SAB de CV, NVS(a)	53,475,720	48,200,488
Fibra Uno Administracion SA de CV	9,957,559	16,562,702
Fomento Economico Mexicano SAB de CV	6,488,374	84,803,760
Grupo Bimbo SAB de CV, Series A	5,277,339	25,004,122
Grupo Financiero Banorte SAB de CV, Class O	8,760,271	93,046,253
Grupo Mexico SAB de CV, Series B	11,000,806	65,500,932
Wal-Mart de Mexico SAB de CV	17,257,005	69,474,702
		488,310,317
Peru — 4.2%
Credicorp Ltd.	240,064	40,674,044
Security	Shares	Value
Peru (continued)
Southern Copper Corp.	300,422	$32,000,951
		72,674,995
Total Common Stocks — 78.2% (Cost: $1,270,647,240)		1,351,406,501
Preferred Stocks
Brazil — 20.4%
Banco Bradesco SA, Preference Shares, ADR	18,765,072	53,668,106
Gerdau SA, Preference Shares, ADR	4,085,679	18,058,701
Itau Unibanco Holding SA, Preference Shares, ADR(c)	17,118,773	118,633,097
Itausa SA, Preference Shares, NVS	19,636,894	41,110,856
Petroleo Brasileiro SA, Preference Shares, ADR	8,113,972	120,898,183
		352,368,943
Total Preferred Stocks — 20.4% (Cost: $386,890,490)		352,368,943
Total Long-Term Investments — 98.6% (Cost: $1,657,537,730)		1,703,775,444
Short-Term Securities
Money Market Funds — 0.9%
BlackRock Cash Funds: Institutional, SL Agency Shares, 5.50%(d)(e)(f)	3,739,526	3,741,021
BlackRock Cash Funds: Treasury, SL Agency Shares, 5.29%(d)(e)	11,050,000	11,050,000
Total Short-Term Securities — 0.9% (Cost: $14,791,021)		14,791,021
Total Investments — 99.5% (Cost: $1,672,328,751)		1,718,566,465
Other Assets Less Liabilities — 0.5%		8,564,677
Net Assets — 100.0%		$1,727,131,142

(a)	Non-income producing security.
(b)
Security exempt from registration pursuant to Rule 144A under the Securities Act of
1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(c)	All or a portion of this security is on loan.
(d)	Affiliate of the Fund.
(e)	Annualized 7-day yield as of period end.
(f)	All or a portion of this security was purchased with the cash collateral from loaned securities.

2024 iShares Annual Report to Shareholders

Schedule of Investments (continued)
March 31, 2024
iShares® Latin America 40 ETF

Affiliates
Investments in issuers considered to be affiliate(s) of the Fund during the year ended March 31, 2024 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:
Affiliated Issuer	Value at 03/31/23	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 03/31/24	Shares Held at 03/31/24	Income	Capital Gain Distributions from Underlying Funds
BlackRock Cash Funds: Institutional, SL Agency Shares	$28,498,843	$—	$(24,758,275)(a)	$(4,148)	$4,601	$3,741,021	3,739,526	$34,231 (b)	$—
BlackRock Cash Funds: Treasury, SL Agency Shares	6,620,000	4,430,000 (a)	—	—	—	11,050,000	11,050,000	153,385	—
				$(4,148)	$4,601	$14,791,021		$187,616	$—

(a)	Represents net amount purchased (sold).
(b)
All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

Derivative Financial Instruments Outstanding as of Period End
Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Long Contracts
Bclear MSCI Brazil Index	241	06/21/24	$14,308	$2,928
Mexican BOLSA Index	203	06/21/24	7,098	267,776
				$270,704
Derivative Financial Instruments Categorized by Risk Exposure
As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Assets—Derivative Financial Instruments
Futures contracts
Unrealized appreciation on futures contracts(a)	$—	$—	$270,704	$—	$—	$—	$270,704

(a)
Net cumulative unrealized appreciation (depreciation) on futures contracts are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day's variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the period ended March 31, 2024, the effect of derivative financial instruments in the Statements of Operations was as follows:
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from
Futures contracts	$—	$—	$1,176,451	$—	$—	$—	$1,176,451
Forward foreign currency exchange contracts	—	—	—	(7,509)	—	—	(7,509)
	$—	$—	$1,176,451	$(7,509)	$—	$—	$1,168,942
Net Change in Unrealized Appreciation (Depreciation) on
Futures contracts	$—	$—	$151,267	$—	$—	$—	$151,267
Schedule of Investments

Schedule of Investments (continued)
March 31, 2024
iShares® Latin America 40 ETF

Average Quarterly Balances of Outstanding Derivative Financial Instruments
Futures contracts:
Average notional value of contracts — long	$19,132,983
For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.
Fair Value Hierarchy as of Period End
Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.
The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.
	Level 1	Level 2	Level 3	Total
Assets
Investments
Long-Term Investments
Common Stocks	$838,810,944	$512,595,557	$—	$1,351,406,501
Preferred Stocks	352,368,943	—	—	352,368,943
Short-Term Securities
Money Market Funds	14,791,021	—	—	14,791,021
	$1,205,970,908	$512,595,557	$—	$1,718,566,465
Derivative Financial Instruments(a)
Assets
Equity Contracts	$270,704	$—	$—	$270,704

(a)	Derivative financial instruments are futures contracts. Futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.
See notes to financial statements.

2024 iShares Annual Report to Shareholders

Statements of Assets and Liabilities
March 31, 2024

	iShares Asia 50 ETF	iShares Blockchain and Tech ETF	iShares Emerging Markets Infrastructure ETF	iShares Europe ETF
ASSETS
Investments, at value—unaffiliated(a)(b)	$1,475,040,573	$23,571,467	$21,937,749	$1,689,389,169
Investments, at value—affiliated(c)	3,933,425	2,894,621	1,688,194	6,029,442
Cash	—	9,303	9,491	4,284
Cash pledged for futures contracts	335,000	—	2,000	—
Foreign currency collateral pledged for futures contracts(d)	—	—	—	359,712
Foreign currency, at value(e)	1,468,731	20,254	6,841	2,856,498
Receivables:
Investments sold	—	58,512	1,312,634	—
Securities lending income—affiliated	870	15,454	658	1,433
Dividends—unaffiliated	4,597,697	3,912	91,212	4,453,300
Dividends— affiliated	2,283	72	116	7,191
Tax reclaims	—	—	—	4,371,695
Variation margin on futures contracts	2,553	—	12	18,139
Total assets	1,485,381,132	26,573,595	25,048,907	1,707,490,863
LIABILITIES
Bank overdraft	33,086	—	—	—
Collateral on securities loaned, at value	3,130,896	2,894,620	1,658,474	4,310,286
Payables:
Investments purchased	—	49,161	1,372,465	—
Investment advisory fees	613,703	8,826	11,135	843,022
IRS compliance fee for foreign withholding tax claims	—	—	—	6,237,305
Professional fees	—	—	—	116,301
Total liabilities	3,777,685	2,952,607	3,042,074	11,506,914
Commitments and contingent liabilities
NET ASSETS	$1,481,603,447	$23,620,988	$22,006,833	$1,695,983,949
NET ASSETS CONSIST OF
Paid-in capital	$1,653,506,332	$17,798,873	$55,830,947	$2,034,762,267
Accumulated earnings (loss)	(171,902,885)	5,822,115	(33,824,114)	(338,778,318)
NET ASSETS	$1,481,603,447	$23,620,988	$22,006,833	$1,695,983,949
NET ASSET VALUE
Shares outstanding	24,150,000	750,000	1,000,000	30,500,000
Net asset value	$61.35	$31.49	$22.01	$55.61
Shares authorized	Unlimited	Unlimited	Unlimited	Unlimited
Par value	None	None	None	None
(a) Investments, at cost—unaffiliated	$1,417,324,158	$14,585,253	$19,958,136	$1,600,494,892
(b) Securities loaned, at value	$2,979,009	$2,873,237	$1,598,022	$4,119,502
(c) Investments, at cost—affiliated	$3,932,843	$2,894,072	$1,688,427	$6,030,215
(d) Foreign currency collateral pledged, at cost	$—	$—	$—	$402,180
(e) Foreign currency, at cost	$1,470,682	$20,403	$7,127	$2,825,802
See notes to financial statements.
Financial Statements

Statements of Assets and Liabilities (continued)
March 31, 2024

	iShares Future Metaverse Tech and Communications ETF	iShares India 50 ETF	iShares International Developed Property ETF	iShares International Developed Small Cap Value Factor ETF
ASSETS
Investments, at value—unaffiliated(a)(b)	$6,576,840	$865,482,129	$36,755,786	$181,943,651
Investments, at value—affiliated(c)	448,266	16,250,000	766,311	3,023,718
Cash	6,622	32,916	7,171	—
Cash pledged for futures contracts	—	171,000	14,000	64,000
Foreign currency collateral pledged for futures contracts(d)	—	—	6,705	—
Foreign currency, at value(e)	3,862	7,639,513	107,697	367,777
Receivables:
Securities lending income—affiliated	67	—	718	4,294
Dividends— unaffiliated	1,326	8,375	177,726	905,704
Dividends—affiliated	—	97,215	80	123
Tax reclaims	259	—	40,451	235,105
Variation margin on futures contracts	—	12,254	—	2,963
Total assets	7,037,242	889,693,402	37,876,645	186,547,335
LIABILITIES
Bank overdraft	—	—	—	14,072
Collateral on securities loaned, at value	448,238	—	756,837	2,982,804
Payables:
Deferred foreign capital gain tax	—	21,755,506	2,941	—
Investment advisory fees	2,625	644,519	14,673	45,769
Professional fees	—	—	—	2,392
Variation margin on futures contracts	—	—	198	—
Total liabilities	450,863	22,400,025	774,649	3,045,037
Commitments and contingent liabilities
NET ASSETS	$6,586,379	$867,293,377	$37,101,996	$183,502,298
NET ASSETS CONSIST OF
Paid-in capital	$5,574,089	$444,028,048	$86,827,035	$176,764,808
Accumulated earnings (loss)	1,012,290	423,265,329	(49,725,039)	6,737,490
NET ASSETS	$6,586,379	$867,293,377	$37,101,996	$183,502,298
NET ASSET VALUE
Shares outstanding	200,000	17,200,000	1,300,000	5,200,000
Net asset value	$32.93	$50.42	$28.54	$35.29
Shares authorized	Unlimited	Unlimited	Unlimited	Unlimited
Par value	None	None	None	None
(a) Investments, at cost—unaffiliated	$5,947,360	$705,790,222	$53,064,974	$163,946,836
(b) Securities loaned, at value	$432,288	$—	$697,356	$2,831,975
(c) Investments, at cost—affiliated	$448,297	$16,250,000	$766,091	$3,023,727
(d) Foreign currency collateral pledged, at cost	$—	$—	$6,850	$—
(e) Foreign currency, at cost	$3,885	$7,639,513	$107,932	$369,946
See notes to financial statements.

2024 iShares Annual Report to Shareholders

Statements of Assets and Liabilities (continued)
March 31, 2024

	iShares International Dividend Growth ETF	iShares Latin America 40 ETF
ASSETS
Investments, at value—unaffiliated(a)(b)	$653,564,979	$1,703,775,444
Investments, at value—affiliated(c)	360,786	14,791,021
Cash pledged for futures contracts	121,000	1,356,000
Foreign currency collateral pledged for futures contracts(d)	31,006	622,215
Foreign currency, at value(e)	1,344,467	6,570,648
Receivables:
Securities lending income—affiliated	119	13,870
Dividends—unaffiliated	2,087,742	4,454,224
Dividends— affiliated	4,198	17,500
Tax reclaims	1,024,336	—
Variation margin on futures contracts	1,355	4,475
Total assets	658,539,988	1,731,605,397
LIABILITIES
Bank overdraft	37,251	39,427
Bank borrowings	1,175	—
Collateral on securities loaned, at value	130,959	3,741,021
Payables:
Deferred foreign capital gain tax	243,737	—
Investment advisory fees	82,930	693,807
Professional fees	6,392	—
Total liabilities	502,444	4,474,255
Commitments and contingent liabilities
NET ASSETS	$658,037,544	$1,727,131,142
NET ASSETS CONSIST OF
Paid-in capital	$622,322,958	$2,816,798,277
Accumulated earnings (loss)	35,714,586	(1,089,667,135)
NET ASSETS	$658,037,544	$1,727,131,142
NET ASSET VALUE
Shares outstanding	9,800,000	60,750,000
Net asset value	$67.15	$28.43
Shares authorized	Unlimited	Unlimited
Par value	None	None
(a) Investments, at cost—unaffiliated	$582,048,369	$1,657,537,730
(b) Securities loaned, at value	$124,917	$3,714,295
(c) Investments, at cost—affiliated	$360,805	$14,791,021
(d) Foreign currency collateral pledged, at cost	$31,035	$608,670
(e) Foreign currency, at cost	$1,346,693	$6,575,337
See notes to financial statements.
Financial Statements

Statements of Operations
Year Ended March 31, 2024

	iShares Asia 50 ETF	iShares Blockchain and Tech ETF	iShares Emerging Markets Infrastructure ETF	iShares Europe ETF
INVESTMENT INCOME
Dividends—unaffiliated	$43,224,479	$36,337	$835,671	$60,366,920
Dividends—affiliated	65,900	538	4,614	148,218
Interest—unaffiliated	—	287	—	28,515
Securities lending income—affiliated—net	36,660	120,568	5,227	28,630
Other income—unaffiliated	—	—	—	533,804
Foreign taxes withheld	(4,816,559)	(2,037)	(48,990)	(5,648,658)
Foreign withholding tax claims	—	—	—	1,628,939
IRS compliance fee for foreign withholding tax claims	—	—	—	45,768
Other foreign taxes	(236)	—	—	—
Total investment income	38,510,244	155,693	796,522	57,132,136
EXPENSES
Investment advisory	7,520,851	53,804	130,505	10,065,910
Commitment costs	16,859	—	238	—
Interest expense	9,291	—	53	—
Professional	—	—	—	225,911
Total expenses	7,547,001	53,804	130,796	10,291,821
Net investment income	30,963,243	101,889	665,726	46,840,315
REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments—unaffiliated	(99,876,678)	118,692	(750,466)	(37,159,119)
Investments—affiliated	2,930	(684)	69	2,283
Foreign currency transactions	(263,125)	(1,073)	1,027	34,882
Futures contracts	17,937	2,827	20,246	241,147
In-kind redemptions—unaffiliated(a)	(5,257,777)	—	317,373	76,153,796
	(105,376,713)	119,762	(411,751)	39,272,989
Net change in unrealized appreciation (depreciation) on:
Investments—unaffiliated	80,165,890	8,314,830	792,194	132,416,995
Investments—affiliated	582	418	(262)	(2,943)
Foreign currency translations	(4,710)	(155)	(613)	(38,139)
Futures contracts	(197,967)	(750)	(1,918)	(68,899)
	79,963,795	8,314,343	789,401	132,307,014
Net realized and unrealized gain (loss)	(25,412,918)	8,434,105	377,650	171,580,003
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$5,550,325	$8,535,994	$1,043,376	$218,420,318
(a) See Note 2 of the Notes to Financial Statements.
See notes to financial statements.

2024 iShares Annual Report to Shareholders

Statements of Operations (continued)
Year Ended March 31, 2024

	iShares Future Metaverse Tech and Communications ETF	iShares India 50 ETF	iShares International Developed Property ETF	iShares International Developed Small Cap Value Factor ETF
INVESTMENT INCOME
Dividends—unaffiliated	$33,940	$9,317,515	$1,723,304	$6,812,929
Dividends—affiliated	129	697,325	1,110	5,521
Interest—unaffiliated	224	33,788	920	1,401
Securities lending income—affiliated—net	446	—	11,183	33,321
Foreign taxes withheld	(1,261)	(2,202,966)	(161,278)	(690,353)
Foreign withholding tax claims	—	—	—	23,783
Total investment income	33,478	7,845,662	1,575,239	6,186,602
EXPENSES
Investment advisory	28,040	6,124,758	189,609	533,815
Commitment costs	6	6,978	—	—
Professional	—	—	—	7,240
Interest expense	—	129	34	286
Total expenses	28,046	6,131,865	189,643	541,341
Less:
Investment advisory fees waived	—	—	—	(39,797)
Total expenses after fees waived	28,046	6,131,865	189,643	501,544
Net investment income	5,432	1,713,797	1,385,596	5,685,058
REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments—unaffiliated(a)	422,394	(4,246,637)	(1,496,449)	(8,535,270)
Investments—affiliated	80	—	109	506
Foreign currency transactions	118	(153,337)	(17,462)	(45,726)
Futures contracts	—	147,286	57,797	107,508
In-kind redemptions—unaffiliated(b)	445,525	—	(2,774,798)	—
	868,117	(4,252,688)	(4,230,803)	(8,472,982)
Net change in unrealized appreciation (depreciation) on:
Investments—unaffiliated(c)	395,397	141,244,118	5,782,038	28,514,689
Investments—affiliated	(31)	—	(61)	(289)
Foreign currency translations	(87)	596	(2,461)	(7,467)
Futures contracts	—	19,686	(4,834)	8,927
	395,279	141,264,400	5,774,682	28,515,860
Net realized and unrealized gain	1,263,396	137,011,712	1,543,879	20,042,878
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$1,268,828	$138,725,509	$2,929,475	$25,727,936
(a) Net of foreign capital gain tax and capital gain tax refund, if applicable of	$—	$(1,634,022)	$(838)	$—
(b) See Note 2 of the Notes to Financial Statements.
(c) Net of reduction/increase in deferred foreign capital gain tax of	$—	$(19,192,176)	$562	$—
See notes to financial statements.
Financial Statements

Statements of Operations (continued)
Year Ended March 31, 2024

	iShares International Dividend Growth ETF	iShares Latin America 40 ETF
INVESTMENT INCOME
Dividends—unaffiliated	$20,959,276	$101,909,161
Dividends—affiliated	47,012	153,385
Interest—unaffiliated	14,621	107,537
Securities lending income—affiliated—net	19,106	34,231
Foreign taxes withheld	(2,280,733)	(7,280,093)
Foreign withholding tax claims	64,399	—
Other foreign taxes	(321)	—
Total investment income	18,823,360	94,924,221
EXPENSES
Investment advisory	930,399	6,922,690
Interest expense	11,013	287
Professional	6,445	—
Commitment costs	2,968	14,592
Total expenses	950,825	6,937,569
Net investment income	17,872,535	87,986,652
REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments—unaffiliated(a)	(2,535,339)	(31,876,497)
Investments—affiliated	(154)	(4,148)
Forward foreign currency exchange contracts	—	(7,509)
Foreign currency transactions	(157,057)	28,765
Futures contracts	306,311	1,176,451
In-kind redemptions—unaffiliated(b)	7,920,969	35,655,092
	5,534,730	4,972,154
Net change in unrealized appreciation (depreciation) on:
Investments—unaffiliated(c)	59,124,441	185,003,230
Investments—affiliated	408	4,601
Foreign currency translations	(16,899)	(72,141)
Futures contracts	(116,230)	151,267
	58,991,720	185,086,957
Net realized and unrealized gain	64,526,450	190,059,111
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$82,398,985	$278,045,763
(a) Net of foreign capital gain tax and capital gain tax refund, if applicable of	$(66,594)	$—
(b) See Note 2 of the Notes to Financial Statements.
(c) Net of increase in deferred foreign capital gain tax of	$(223,385)	$—
See notes to financial statements.

2024 iShares Annual Report to Shareholders

Statements of Changes in Net Assets

	iShares Asia 50 ETF		iShares Blockchain and Tech ETF
	Year Ended 03/31/24	Year Ended 03/31/23	Year Ended 03/31/24	Period From 04/25/22(a) to 03/31/23
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
Net investment income	$30,963,243	$29,780,218	$101,889	$81,409
Net realized gain (loss)	(105,376,713)	(55,023,332)	119,762	(3,175,291)
Net change in unrealized appreciation (depreciation)	79,963,795	(146,764,220)	8,314,343	672,269
Net increase (decrease) in net assets resulting from operations	5,550,325	(172,007,334)	8,535,994	(2,421,613)
DISTRIBUTIONS TO SHAREHOLDERS(b)
Decrease in net assets resulting from distributions to shareholders	(38,351,614)	(36,273,723)	(259,294)	(32,972)
CAPITAL SHARE TRANSACTIONS
Net increase (decrease) in net assets derived from capital share transactions	(161,119,817)	(1,319,572)	8,814,903	8,983,970
NET ASSETS
Total increase (decrease) in net assets	(193,921,106)	(209,600,629)	17,091,603	6,529,385
Beginning of period	1,675,524,553	1,885,125,182	6,529,385	—
End of period	$1,481,603,447	$1,675,524,553	$23,620,988	$6,529,385

(a)	Commencement of operations.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
See notes to financial statements.
Financial Statements

Statements of Changes in Net Assets(continued)

	iShares Emerging Markets Infrastructure ETF		iShares Europe ETF
	Year Ended 03/31/24	Year Ended 03/31/23	Year Ended 03/31/24	Year Ended 03/31/23
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
Net investment income	$665,726	$583,929	$46,840,315	$54,487,262
Net realized gain (loss)	(411,751)	(1,736,393)	39,272,989	46,082,397
Net change in unrealized appreciation (depreciation)	789,401	590,798	132,307,014	(60,291,024)
Net increase (decrease) in net assets resulting from operations	1,043,376	(561,666)	218,420,318	40,278,635
DISTRIBUTIONS TO SHAREHOLDERS(a)
Decrease in net assets resulting from distributions to shareholders	(577,244)	(641,405)	(51,798,895)	(50,928,655)
CAPITAL SHARE TRANSACTIONS
Net increase (decrease) in net assets derived from capital share transactions	(1,072,183)	3,220,760	(303,570,869)	(100,395,818)
NET ASSETS
Total increase (decrease) in net assets	(606,051)	2,017,689	(136,949,446)	(111,045,838)
Beginning of year	22,612,884	20,595,195	1,832,933,395	1,943,979,233
End of year	$22,006,833	$22,612,884	$1,695,983,949	$1,832,933,395

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
See notes to financial statements.

2024 iShares Annual Report to Shareholders

Statements of Changes in Net Assets(continued)

	iShares Future Metaverse Tech and Communications ETF		iShares India 50 ETF
	Year Ended 03/31/24	Period From 02/14/23(a) to 03/31/23	Year Ended 03/31/24	Year Ended(b) 03/31/23
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
Net investment income	$5,432	$5,190	$1,713,797	$1,492,220
Net realized gain (loss)	868,117	6,848	(4,252,688)	335,736,820
Net change in unrealized appreciation (depreciation)	395,279	234,104	141,264,400	(390,329,239)
Net increase (decrease) in net assets resulting from operations	1,268,828	246,142	138,725,509	(53,100,199)
DISTRIBUTIONS TO SHAREHOLDERS(c)
Decrease in net assets resulting from distributions to shareholders	(18,538)	—	(2,801,756)	(21,001,621)
CAPITAL SHARE TRANSACTIONS
Net increase (decrease) in net assets derived from capital share transactions	(14,332)	5,104,279	154,597,664	(12,354,375)
NET ASSETS
Total increase (decrease) in net assets	1,235,958	5,350,421	290,521,417	(86,456,195)
Beginning of period	5,350,421	—	576,771,960	663,228,155
End of period	$6,586,379	$5,350,421	$867,293,377	$576,771,960

(a)	Commencement of operations.
(b)	Consolidated Statement of Changes in Net Assets.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
See notes to financial statements.
Financial Statements

Statements of Changes in Net Assets(continued)

	iShares International Developed Property ETF		iShares International Developed Small Cap Value Factor ETF
	Year Ended 03/31/24	Year Ended 03/31/23	Year Ended 03/31/24	Year Ended 03/31/23
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
Net investment income	$1,385,596	$1,780,905	$5,685,058	$5,283,505
Net realized loss	(4,230,803)	(2,795,992)	(8,472,982)	(2,515,952)
Net change in unrealized appreciation (depreciation)	5,774,682	(12,829,576)	28,515,860	(9,746,404)
Net increase (decrease) in net assets resulting from operations	2,929,475	(13,844,663)	25,727,936	(6,978,851)
DISTRIBUTIONS TO SHAREHOLDERS(a)
Decrease in net assets resulting from distributions to shareholders	(1,162,641)	(977,169)	(6,703,298)	(4,915,147)
CAPITAL SHARE TRANSACTIONS
Net increase (decrease) in net assets derived from capital share transactions	(7,788,239)	(5,900,739)	6,476,894	5,713,393
NET ASSETS
Total increase (decrease) in net assets	(6,021,405)	(20,722,571)	25,501,532	(6,180,605)
Beginning of year	43,123,401	63,845,972	158,000,766	164,181,371
End of year	$37,101,996	$43,123,401	$183,502,298	$158,000,766

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
See notes to financial statements.

2024 iShares Annual Report to Shareholders

Statements of Changes in Net Assets(continued)

	iShares International Dividend Growth ETF		iShares Latin America 40 ETF
	Year Ended 03/31/24	Year Ended 03/31/23	Year Ended 03/31/24	Year Ended 03/31/23
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
Net investment income	$17,872,535	$12,584,318	$87,986,652	$123,073,780
Net realized gain (loss)	5,534,730	(27,477,959)	4,972,154	(207,932,460)
Net change in unrealized appreciation (depreciation)	58,991,720	10,980,300	185,086,957	(181,861,919)
Net increase (decrease) in net assets resulting from operations	82,398,985	(3,913,341)	278,045,763	(266,720,599)
DISTRIBUTIONS TO SHAREHOLDERS(a)
Decrease in net assets resulting from distributions to shareholders	(18,517,342)	(11,034,484)	(72,678,562)	(138,313,795)
CAPITAL SHARE TRANSACTIONS
Net increase (decrease) in net assets derived from capital share transactions	(1,263,770)	288,496,363	518,630,934	(330,022,276)
NET ASSETS
Total increase (decrease) in net assets	62,617,873	273,548,538	723,998,135	(735,056,670)
Beginning of year	595,419,671	321,871,133	1,003,133,007	1,738,189,677
End of year	$658,037,544	$595,419,671	$1,727,131,142	$1,003,133,007

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
See notes to financial statements.
Financial Statements

Financial Highlights
(For a share outstanding throughout each period)

	iShares Asia 50 ETF
	Year Ended 03/31/24	Year Ended 03/31/23	Year Ended 03/31/22	Year Ended 03/31/21	Year Ended 03/31/20
Net asset value, beginning of year	$61.83	$68.67	$90.91	$56.05	$61.05
Net investment income(a)	1.20	1.17	0.93	1.31	1.42
Net realized and unrealized gain (loss)(b)	(0.16)	(6.54)	(21.99)	34.52	(4.94)
Net increase (decrease) from investment operations	1.04	(5.37)	(21.06)	35.83	(3.52)
Distributions from net investment income(c)	(1.52)	(1.47)	(1.18)	(0.97)	(1.48)
Net asset value, end of year	$61.35 (d)	$61.83	$68.67	$90.91	$56.05
Total Return(e)
Based on net asset value	1.87%(d)	(7.77)%	(23.36)%	64.22%	(6.00)%
Ratios to Average Net Assets(f)
Total expenses	0.50%	0.50%	0.50%	0.50%	0.50%
Net investment income	2.06%	1.95%	1.12%	1.66%	2.32%
Supplemental Data
Net assets, end of year (000)	$1,481,603	$1,675,525	$1,885,125	$3,172,670	$1,059,289
Portfolio turnover rate(g)	11%	12%	13%	46%	6%
(a) Based on average shares outstanding.
(b) The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(c) Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d) For financial reporting purposes, the market values of certain investments were adjusted as of the report date. Accordingly, the NAV per share and total return presented herein is different than the information previously published as of March 28, 2024.

(e) Where applicable, assumes the reinvestment of distributions.
(f) Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(g) Portfolio turnover rate excludes in-kind transactions, if any.
See notes to financial statements.

2024 iShares Annual Report to Shareholders

Financial Highlights(continued)
(For a share outstanding throughout each period)

	iShares Blockchain and Tech ETF
	Year Ended 03/31/24	Period From 04/25/22(a) to 03/31/23
Net asset value, beginning of period	$16.32	$25.56
Net investment income(b)	0.20	0.22
Net realized and unrealized gain(c)	15.49	(9.38)
Net increase from investment operations	15.69	(9.16)
Distributions from net investment income(d)	(0.52)	(0.08)
Net asset value, end of period	$31.49	$16.32
Total Return(e)
Based on net asset value	97.46%	(35.71)%(f)
Ratios to Average Net Assets(g)
Total expenses	0.47%	0.47%(h)
Net investment income	0.89%	1.56%(h)
Supplemental Data
Net assets, end of period (000)	$23,621	$6,529
Portfolio turnover rate(i)	81%	87%
(a) Commencement of operations.
(b) Based on average shares outstanding.
(c) The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(d) Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(e) Where applicable, assumes the reinvestment of distributions.
(f) Not annualized.
(g) Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(h) Annualized.
(i) Portfolio turnover rate excludes in-kind transactions, if any.
See notes to financial statements.
Financial Highlights

Financial Highlights(continued)
(For a share outstanding throughout each period)

	iShares Emerging Markets Infrastructure ETF
	Year Ended 03/31/24	Year Ended 03/31/23	Year Ended 03/31/22	Year Ended 03/31/21	Year Ended 03/31/20
Net asset value, beginning of year	$21.54	$22.88	$24.74	$19.80	$28.64
Net investment income(a)	0.65	0.57	0.95	0.65	0.75
Net realized and unrealized gain (loss)(b)	0.39	(1.27)	(1.84)	4.91	(8.94)
Net increase (decrease) from investment operations	1.04	(0.70)	(0.89)	5.56	(8.19)
Distributions from net investment income(c)	(0.57)	(0.64)	(0.97)	(0.62)	(0.65)
Net asset value, end of year	$22.01	$21.54	$22.88	$24.74	$19.80
Total Return(d)
Based on net asset value	4.95%	(3.11)%	(3.83)%	28.33%	(29.33)%
Ratios to Average Net Assets(e)
Total expenses	0.60%	0.60%	0.60%	0.60%	0.75%
Net investment income	3.06%	2.70%	3.96%	2.90%	2.60%
Supplemental Data
Net assets, end of year (000)	$22,007	$22,613	$20,595	$16,083	$12,870
Portfolio turnover rate(f)	15%	26%	23%	27%	18%
(a) Based on average shares outstanding.
(b) The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(c) Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d) Where applicable, assumes the reinvestment of distributions.
(e) Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(f) Portfolio turnover rate excludes in-kind transactions, if any.
See notes to financial statements.

2024 iShares Annual Report to Shareholders

Financial Highlights(continued)
(For a share outstanding throughout each period)

	iShares Europe ETF
	Year Ended 03/31/24	Year Ended 03/31/23	Year Ended 03/31/22	Year Ended 03/31/21	Year Ended 03/31/20
Net asset value, beginning of year	$50.08	$50.17	$50.25	$35.42	$43.40
Net investment income(a)	1.40 (b)	1.45 (b)	1.24 (b)	0.85	1.24
Net realized and unrealized gain (loss)(c)	5.59	(0.15)	0.21	14.82	(7.78)
Net increase (decrease) from investment operations	6.99	1.30	1.45	15.67	(6.54)
Distributions from net investment income(d)	(1.46)	(1.39)	(1.53)	(0.84)	(1.44)
Net asset value, end of year	$55.61	$50.08	$50.17	$50.25	$35.42
Total Return(e)
Based on net asset value	14.32%(b)	2.87%(b)	2.69%(b)	44.70%	(15.61)%
Ratios to Average Net Assets(f)
Total expenses	0.61%	0.67%	0.63%	0.60%	0.59%
Total expenses excluding professional fees for foreign withholding tax claims	0.59%	0.59%	0.58%	0.59%	0.59%
Net investment income	2.75%(b)	3.21%(b)	2.34%(b)	1.94%	2.84%
Supplemental Data
Net assets, end of year (000)	$1,695,984	$1,832,933	$1,943,979	$1,665,944	$1,252,107
Portfolio turnover rate(g)	5%	5%	5%	5%	5%
(a) Based on average shares outstanding.
(b) Reflects the positive effect of foreign withholding tax claims, net of the associated professional fees, which resulted in the following increases for the years ended March 31, 2024,
March 31, 2023 and March 31, 2022 respectively:
• Net investment income per share by $0.04, $0.27 and $0.18.
• Total return by 0.10%, 0.56% and 0.36%.
• Ratio of net investment income to average net assets by 0.08%, 0.60% and 0.34%.

(c) The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(d) Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(e) Where applicable, assumes the reinvestment of distributions.
(f) Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(g) Portfolio turnover rate excludes in-kind transactions, if any.
See notes to financial statements.
Financial Highlights

Financial Highlights(continued)
(For a share outstanding throughout each period)

	iShares Future Metaverse Tech and Communications ETF
	Year Ended 03/31/24	Period From 02/14/23(a) to 03/31/23
Net asset value, beginning of period	$26.75	$25.52
Net investment income(b)	0.03	0.03
Net realized and unrealized gain(c)	6.24	1.20
Net increase from investment operations	6.27	1.23
Distributions from net investment income(d)	(0.09)	—
Net asset value, end of period	$32.93	$26.75
Total Return(e)
Based on net asset value	23.48%	4.82%(f)
Ratios to Average Net Assets(g)
Total expenses	0.47%	0.47%(h)
Net investment income	0.09%	0.84%(h)
Supplemental Data
Net assets, end of period (000)	$6,586	$5,350
Portfolio turnover rate(i)	51%	7%
(a) Commencement of operations.
(b) Based on average shares outstanding.
(c) The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(d) Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(e) Where applicable, assumes the reinvestment of distributions.
(f) Not annualized.
(g) Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(h) Annualized.
(i) Portfolio turnover rate excludes in-kind transactions, if any.
See notes to financial statements.

2024 iShares Annual Report to Shareholders

Financial Highlights(continued)
(For a share outstanding throughout each period)

	iShares India 50 ETF
	Year Ended 03/31/24	Year Ended 03/31/23(a)	Year Ended 03/31/22(a)	Year Ended 03/31/21(a)	Year Ended 03/31/20(a)
Net asset value, beginning of year	$41.20	$46.38	$44.60	$25.87	$37.92
Net investment income(b)	0.11	0.11	0.05	0.02	0.19
Net realized and unrealized gain (loss)(c)	9.30	(3.70)	5.10	18.74	(12.01)
Net increase (decrease) from investment operations	9.41	(3.59)	5.15	18.76	(11.82)
Distributions(d)
From net investment income	(0.07)	—	(3.37)	(0.03)	(0.23)
From net realized gain	(0.12)	(1.59)	—	—	—
Total distributions	(0.19)	(1.59)	(3.37)	(0.03)	(0.23)
Net asset value, end of year	$50.42	$41.20	$46.38	$44.60	$25.87
Total Return(e)
Based on net asset value	22.90%	(7.92)%	11.57%	72.59%	(31.41)%
Ratios to Average Net Assets(f)
Total expenses	0.89%	0.93%(g)	0.89%	0.90%	0.93%
Net investment income	0.25%	0.25%	0.10%	0.06%	0.51%
Supplemental Data
Net assets, end of year (000)	$867,293	$576,772	$663,228	$691,284	$483,841
Portfolio turnover rate(h)	10%	108%	12%	8%	26%
(a) Consolidated Financial Highlights.
(b) Based on average shares outstanding.
(c) The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(d) Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(e) Where applicable, assumes the reinvestment of distributions.
(f) Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(g) Includes non-recurring expense of Interest expense. Without this cost, total expenses would have been 0.89%.
(h) Portfolio turnover rate excludes in-kind transactions, if any.
See notes to financial statements.
Financial Highlights

Financial Highlights(continued)
(For a share outstanding throughout each period)

	iShares International Developed Property ETF
	Year Ended 03/31/24	Year Ended 03/31/23	Year Ended 03/31/22	Year Ended 03/31/21	Year Ended 03/31/20
Net asset value, beginning of year	$26.95	$35.47	$36.25	$27.97	$38.79
Net investment income(a)	0.94	1.03 (b)	1.06 (b)	0.94	1.14
Net realized and unrealized gain (loss)(c)	1.44	(8.99)	(0.35)	8.19	(9.31)
Net increase (decrease) from investment operations	2.38	(7.96)	0.71	9.13	(8.17)
Distributions from net investment income(d)	(0.79)	(0.56)	(1.49)	(0.85)	(2.65)
Net asset value, end of year	$28.54	$26.95	$35.47	$36.25	$27.97
Total Return(e)
Based on net asset value	9.05%	(22.49)%(b)	1.79%(b)	32.96%	(22.52)%
Ratios to Average Net Assets(f)
Total expenses	0.48%	0.48%	0.49%	0.48%	0.48%
Total expenses excluding professional fees for foreign withholding tax claims	N/A	0.48%	0.48%	N/A	N/A
Net investment income	3.51%	3.55%(b)	2.82%(b)	2.92%	3.01%
Supplemental Data
Net assets, end of year (000)	$37,102	$43,123	$63,846	$83,385	$78,329
Portfolio turnover rate(g)	6%	6%	12%	16%	8%
(a) Based on average shares outstanding.
(b) Reflects the positive effect of foreign withholding tax claims, net of the associated professional fees, which resulted in the following increases for the years ended March 31, 2023 and
March 31, 2022, respectively:
• Net investment income per share by $0.01 and $0.04.
• Total return by 0.04% and 0.12%.
• Ratio of net investment income to average net assets by 0.04% and 0.09%.

(c) The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(d) Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(e) Where applicable, assumes the reinvestment of distributions.
(f) Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(g) Portfolio turnover rate excludes in-kind transactions, if any.
See notes to financial statements.

2024 iShares Annual Report to Shareholders

Financial Highlights(continued)
(For a share outstanding throughout each period)

	iShares International Developed Small Cap Value Factor ETF
	Year Ended 03/31/24	Year Ended 03/31/23	Year Ended 03/31/22	Period From 03/23/21(a) to 03/31/21
Net asset value, beginning of period	$31.60	$34.20	$34.37	$34.52
Net investment income(b)	1.11	1.09	1.59	0.16
Net realized and unrealized gain (loss)(c)	3.88	(2.68)	(0.74)	(0.31)
Net increase (decrease) from investment operations	4.99	(1.59)	0.85	(0.15)
Distributions from net investment income(d)	(1.30)	(1.01)	(1.02)	—
Net asset value, end of period	$35.29	$31.60	$34.20	$34.37
Total Return(e)
Based on net asset value	16.26%(f)	(4.56)%	2.42%	(0.43)%(g)
Ratios to Average Net Assets(h)
Total expenses	0.33%	0.40%	0.40%	0.40%(i)
Total expenses after fees waived	0.30%	0.30%	0.30%	0.30%(i)
Total expenses excluding professional fees for foreign withholding tax claims	0.32%	N/A	N/A	N/A
Net investment income	3.45%(f)	3.59%	4.55%	17.96%(i)
Supplemental Data
Net assets, end of period (000)	$183,502	$158,001	$164,181	$6,875
Portfolio turnover rate(j)	77%	18%	35%	0%
(a) Commencement of operations.
(b) Based on average shares outstanding.
(c) The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(d) Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(e) Where applicable, assumes the reinvestment of distributions.
(f) Reflects the positive effect of foreign withholding tax claims, net of the associated professional fees, which resulted in the following increases for the year ended March 31, 2024:
• Total return by 0.01%.
• Ratio of net investment income to average net assets by 0.01%.

(g) Not annualized.
(h) Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(i) Annualized.
(j) Portfolio turnover rate excludes in-kind transactions, if any.
See notes to financial statements.
Financial Highlights

Financial Highlights(continued)
(For a share outstanding throughout each period)

	iShares International Dividend Growth ETF
	Year Ended 03/31/24	Year Ended 03/31/23	Year Ended 03/31/22	Year Ended 03/31/21	Year Ended 03/31/20
Net asset value, beginning of year	$60.45	$65.02	$64.36	$45.51	$53.81
Net investment income(a)	1.80 (b)	1.67	1.74	1.53	1.56
Net realized and unrealized gain (loss)(c)	6.76	(4.77)	0.39	18.87	(8.24)
Net increase (decrease) from investment operations	8.56	(3.10)	2.13	20.40	(6.68)
Distributions from net investment income(d)	(1.86)	(1.47)	(1.47)	(1.55)	(1.62)
Net asset value, end of year	$67.15	$60.45	$65.02	$64.36	$45.51
Total Return(e)
Based on net asset value	14.46%(b)	(4.60)%	3.28%	45.29%	(12.75)%
Ratios to Average Net Assets(f)
Total expenses	0.15%	0.15%	0.15%	0.19%	0.22%
Net investment income	2.88%(b)	2.89%	2.60%	2.66%	2.81%
Supplemental Data
Net assets, end of year (000)	$658,038	$595,420	$321,871	$189,855	$79,644
Portfolio turnover rate(g)	38%	37%	40%	66%	35%
(a) Based on average shares outstanding.
(b) Reflects the positive effect of foreign withholding tax claims, net of the associated professional fees, which resulted in the following increases for the year ended March 31, 2024:
• Net investment income per share by $0.01.
• Total return by 0.01%.
• Ratio of net investment income to average net assets by 0.01%.

(c) The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(d) Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(e) Where applicable, assumes the reinvestment of distributions.
(f) Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(g) Portfolio turnover rate excludes in-kind transactions, if any.
See notes to financial statements.

2024 iShares Annual Report to Shareholders

Financial Highlights(continued)
(For a share outstanding throughout each period)

	iShares Latin America 40 ETF
	Year Ended 03/31/24	Year Ended 03/31/23	Year Ended 03/31/22	Year Ended 03/31/21	Year Ended 03/31/20
Net asset value, beginning of year	$23.88	$30.36	$27.56	$18.34	$33.24
Net investment income(a)	1.63	2.69	1.70	0.68	0.98
Net realized and unrealized gain (loss)(b)	4.26	(6.26)	3.09	9.09	(14.83)
Net increase (decrease) from investment operations	5.89	(3.57)	4.79	9.77	(13.85)
Distributions from net investment income(c)	(1.34)	(2.91)	(1.99)	(0.55)	(1.05)
Net asset value, end of year	$28.43	$23.88	$30.36	$27.56	$18.34
Total Return(d)
Based on net asset value	24.91%	(11.29)%	19.25%	53.62%	(43.05)%
Ratios to Average Net Assets(e)
Total expenses	0.48%	0.48%	0.47%	0.48%	0.48%
Net investment income	6.07%	10.76%	6.07%	2.78%	3.08%
Supplemental Data
Net assets, end of year (000)	$1,727,131	$1,003,133	$1,738,190	$1,770,590	$797,877
Portfolio turnover rate(f)	7%	24%	27%	20%	22%
(a) Based on average shares outstanding.
(b) The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(c) Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d) Where applicable, assumes the reinvestment of distributions.
(e) Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(f) Portfolio turnover rate excludes in-kind transactions, if any.
See notes to financial statements.
Financial Highlights

Notes to Financial Statements
1. ORGANIZATION
iShares Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust is organized as a Delaware statutory trust and is authorized to have multiple series or portfolios.
These financial statements relate only to the following funds (each, a “Fund” and collectively, the “Funds”):
iShares ETF	Diversification Classification
Asia 50	Non-diversified
Blockchain and Tech	Non-diversified
Emerging Markets Infrastructure	Non-diversified
Europe	Diversified
Future Metaverse Tech and Communications	Non-diversified
India 50	Non-diversified
International Developed Property	Diversified
International Developed Small Cap Value Factor	Diversified(a)
International Dividend Growth	Diversified
Latin America 40	Non-diversified

(a)	The Fund's classification changed from non-diversified to diversified during the reporting period.
Basis of Consolidation: The accompanying consolidated financial statements for iShares India 50 ETF included the accounts of its subsidiary in the Republic of Mauritius, which was a wholly-owned subsidiary (the "Subsidiary") of the Fund that invested in Indian securities. On March 29, 2023, iShares India 50 ETF filed to liquidate its Subsidiary with the Mauritius Financial Services Commission.
2. SIGNIFICANT ACCOUNTING POLICIES
The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period.  Actual results could differ from those estimates. Each Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:
Investment Transactions and Income Recognition: For financial reporting purposes, investment transactions are recorded on the dates the transactions are executed. Realized gains and losses on investment transactions are determined using the specific identification method.  Dividend income and capital gain distributions, if any, are recorded on the ex-dividend date. Non-cash dividends, if any, are recorded on the ex-dividend date at fair value. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Funds are informed of the ex-dividend date. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Upon notification from issuers or as estimated by management, a portion of the dividend income received from a real estate investment trust may be redesignated as a reduction of cost of the related investment and/or realized gain. Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized daily on an accrual basis.
Foreign Currency Translation: Each Fund’s books and records are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using prevailing market rates as quoted by one or more data service providers. Purchases and sales of investments are recorded at the rates of exchange prevailing on the respective dates of such transactions. Generally, when the U.S. dollar rises in value against a foreign currency, the investments denominated in that currency will lose value; the opposite effect occurs if the U.S. dollar falls in relative value.
Each Fund does not isolate the effect of fluctuations in foreign exchange rates from the effect of fluctuations in the market prices of investments for financial reporting purposes. Accordingly, the effects of changes in exchange rates on investments are not segregated in the Statements of Operations from the effects of changes in market prices of those investments, but are included as a component of net realized and unrealized gain (loss) from investments. Each Fund reports realized currency gains (losses) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are generally treated as ordinary income for U.S. federal income tax purposes.
Foreign Taxes: The Funds may be subject to foreign taxes (a portion of which may be reclaimable) on income, stock dividends, capital gains on investments, or certain foreign currency transactions.  All foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which each Fund invests.  These foreign taxes, if any, are paid by each Fund and are reflected in its Statements of Operations as follows:  foreign taxes withheld at source are presented as a reduction of income, foreign taxes on securities lending income are presented as a reduction of securities lending income, foreign taxes on stock dividends are presented as “Other foreign taxes”, and foreign taxes on capital gains from sales of investments and foreign taxes on foreign currency transactions are included in their respective net realized gain (loss) categories. Foreign taxes payable or deferred as of March 31, 2024, if any, are disclosed in the Statements of Assets and Liabilities.
The Funds file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. The Funds may record a reclaim receivable based on collectability, which includes factors such as the jurisdiction’s applicable laws, payment history and market convention. The Statements of Operations includes tax reclaims recorded as well as professional and other fees, if any, associated with recovery of foreign withholding taxes.

2024 iShares Annual Report to Shareholders

Notes to Financial Statements  (continued)
Bank Overdraft:Certain Funds had outstanding cash disbursements exceeding deposited cash amounts at the custodian during the reporting period. The Funds are obligated to repay the custodian for any overdraft, including any related costs or expenses, where applicable. For financial reporting purposes, overdraft fees, if any, are included in interest expense in the Statements of Operations.
Collateralization: If required by an exchange or counterparty agreement, the Funds may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments.
In-kind Redemptions: For financial reporting purposes, in-kind redemptions are treated as sales of securities resulting in realized capital gains or losses to the Funds. Because such gains or losses are not taxable to the Funds and are not distributed to existing Fund shareholders, the gains or losses are reclassified from accumulated net realized gain (loss) to paid-in capital at the end of the Funds’ tax year. These reclassifications have no effect on net assets or net asset value (“NAV”) per share.
Distributions: Dividends and distributions paid by each Fund are recorded on the ex-dividend dates. Distributions are determined on a tax basis and may differ from net investment income and net realized capital gains for financial reporting purposes. Dividends and distributions are paid in U.S. dollars and cannot be automatically reinvested in additional shares of the Funds.
Indemnifications: In the normal course of business, each Fund enters into contracts that contain a variety of representations that provide general indemnification. The Funds’ maximum exposure under these arrangements is unknown because it involves future potential claims against the Funds, which cannot be predicted with any certainty.
3. INVESTMENT  VALUATION AND FAIR VALUE MEASUREMENTS
Investment  Valuation Policies: Each Fund’s investments are valued at fair value (also referred to as “market value” within the financial statements) each day that the Fund’s listing exchange is open and, for financial reporting purposes, as of the report date. U.S. GAAP defines fair value as the price a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Board of Trustees of the Trust (the “Board”) of each Fund has approved the designation of BlackRock Fund Advisors (“BFA”), the Funds’ investment adviser, as the valuation designee for each Fund. Each Fund determines the fair values of its financial instruments using various independent dealers or pricing services under BFA’s policies. If a security’s market price is not readily available or does not otherwise accurately represent the fair value of the security, the security will be valued in accordance with BFA’s policies and procedures as reflecting fair value. BFA has formed a committee (the “Valuation Committee”) to develop pricing policies and procedures and to oversee the pricing function for all financial instruments, with assistance from other BlackRock pricing committees.
Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of each Fund’s assets and liabilities:
• Equity investments traded on a recognized securities exchange are valued at that day’s official closing price, as applicable, on the exchange where the stock is primarily traded. Equity investments traded on a recognized exchange for which there were no sales on that day are valued at the last traded price.
• Investments in open-end U.S. mutual funds (including money market funds) are valued at that day’s published NAV.
• Futures contracts are valued based on that day’s last reported settlement or trade price on the exchange where the contract is traded.
Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of trading on the New York Stock Exchange (“NYSE”). Each business day, the Funds use current market factors supplied by independent pricing services to value certain foreign instruments (“Systematic Fair Value Price”). The Systematic Fair Value Price is designed to value such foreign securities at fair value as of the close of trading on the NYSE, which follows the close of the local markets.
If events (e.g., market volatility, company announcement or a natural disaster) occur that are expected to materially affect the value of such investment, or in the event that application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Valuation Committee, in accordance with BFA’s policies and procedures as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Valuation Committee include market approach, income approach and cost approach. Valuation techniques such as discounted cash flow, use of market comparables and matrix pricing are types of valuation approaches and are typically used in determining fair value. When determining the price for Fair Valued Investments, the Valuation Committee seeks to determine the price that each Fund might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Valuation Committee deems relevant and consistent with the principles of fair value measurement.
Fair value pricing could result in a difference between the prices used to calculate a fund’s NAV and the prices used by the fund’s underlying index, which in turn could result in a difference between the fund’s performance and the performance of the fund’s underlying index.
Fair  Value Hierarchy: Various inputs are used in determining the fair value of financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial reporting purposes as follows:
• Level 1 – Unadjusted price quotations in active markets/exchanges for identical assets or liabilities that each Fund has the ability to access;
• Level 2 – Other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs); and
Notes to Financial Statements

Notes to Financial Statements  (continued)
• Level 3 – Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, (including the Valuation Committee’s assumptions used in determining the fair value of financial instruments).
The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. Investments classified within Level 3 have significant unobservable inputs used by the Valuation Committee in determining the price for Fair Valued Investments. Level 3 investments include equity or debt issued by privately held companies or funds that may not have a secondary market and/or may have a limited number of investors. The categorization of a value determined for financial instruments is based on the pricing transparency of the financial instruments and is not necessarily an indication of the risks associated with investing in those securities.
4. SECURITIES AND OTHER INVESTMENTS
Securities Lending: Each Fund may lend its securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Fund collateral consisting of cash, an irrevocable letter of credit issued by an approved bank, or securities issued or guaranteed by the U.S. government. The initial collateral received by each Fund is required to have a value of at least 102% of the current market value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter at a value equal to at least 100% of the current value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the Fund and any additional required collateral is delivered to the Fund or excess collateral is returned by the Fund, on the next business day. During the term of the loan, each Fund is entitled to all distributions made on or in respect of the loaned securities but does not receive interest income on securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.
As of period end, any securities on loan were collateralized by cash and/or U.S. Government obligations. Cash collateral invested in money market funds managed by BFA, or its affiliates is disclosed in the Schedule of Investments. Any non-cash collateral received cannot be sold, re-invested or pledged by the Fund, except in the event of borrower default. The securities on loan, if any, are also disclosed in each Fund’s Schedule of Investments. The market value of any securities on loan and the value of any related cash collateral are disclosed in the Statements of Assets and Liabilities.
Securities lending transactions are entered into by the Funds under Master Securities Lending Agreements (each, an “MSLA”) which provide the right, in the event of default (including bankruptcy or insolvency) for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, the Funds, as lender, would offset the market value of the collateral received against the market value of the securities loaned. When the value of the collateral is greater than that of the market value of the securities loaned, the lender is left with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, absent an event of default, the borrower can resell or re-pledge the loaned securities, and the Funds can reinvest cash collateral received in connection with loaned securities. Upon an event of default, the parties’ obligations to return the securities or collateral to the other party are extinguished, and the parties can resell or re-pledge the loaned securities or the collateral received in connection with the loaned securities in order to satisfy the defaulting party’s net payment obligation for all transactions under the MSLA. The defaulting party remains liable for any deficiency.
As of period end, the following table is a summary of the securities on loan by counterparty which are subject to offset under an MSLA:
iShares ETF and Counterparty	Securities Loaned at Value	Cash Collateral Received(a)	Non-Cash Collateral Received, at Fair Value(a)	Net Amount
Asia 50
HSBC Bank PLC	$2,979,009	$(2,979,009)	$—	$—
Blockchain and Tech
BNP Paribas SA	$315,769	$(315,769)	$—	$—
BofA Securities, Inc.	293,270	(284,314)	—	8,956(b)
HSBC Bank PLC	284	(284)	—	—
J.P. Morgan Securities LLC	537,195	(537,195)	—	—
Jefferies LLC	440,433	(420,561)	—	19,872(b)
UBS AG	1,220,046	(1,220,046)	—	—
Wells Fargo Securities LLC	66,240	(61,500)	—	4,740(b)
	$2,873,237	$(2,839,669)	$—	$33,568
Emerging Markets Infrastructure
Barclays Bank PLC	$199,920	$(199,920)	$—	$—
Barclays Capital, Inc.	128,282	(128,282)	—	—
J.P. Morgan Securities LLC	134,946	(134,946)	—	—
Morgan Stanley	925,791	(925,791)	—	—
UBS AG	181,594	(181,594)	—	—
Wells Fargo Securities LLC	27,489	(27,489)	—	—
	$1,598,022	$(1,598,022)	$—	$—

2024 iShares Annual Report to Shareholders

Notes to Financial Statements  (continued)
iShares ETF and Counterparty	Securities Loaned at Value	Cash Collateral Received(a)	Non-Cash Collateral Received, at Fair Value(a)	Net Amount
Europe
Barclays Capital, Inc.	$365,573	$(365,573)	$—	$—
BofA Securities, Inc.	1,963,391	(1,963,391)	—	—
Goldman Sachs & Co. LLC	397,837	(397,837)	—	—
J.P. Morgan Securities LLC	1,392,701	(1,392,701)	—	—
	$4,119,502	$(4,119,502)	$—	$—
Future Metaverse Tech and Communications
Barclays Bank PLC	$88,244	$(88,244)	$—	$—
HSBC Bank PLC	131,694	(131,694)	—	—
J.P. Morgan Securities LLC	25,582	(25,582)	—	—
Wells Fargo Bank N.A.	186,768	(186,768)	—	—
	$432,288	$(432,288)	$—	$—
International Developed Property
BofA Securities, Inc.	$270,914	$(270,914)	$—	$—
Goldman Sachs & Co. LLC	112,970	(112,970)	—	—
HSBC Bank PLC	24,308	(24,308)	—	—
J.P. Morgan Securities LLC	20,130	(20,130)	—	—
Macquarie Bank Ltd.	24,702	(24,702)	—	—
Morgan Stanley	150,645	(150,645)	—	—
SG Americas Securities LLC	93,687	(93,687)	—	—
UBS AG	—	—	—	—
	$697,356	$(697,356)	$—	$—
International Developed Small Cap Value Factor
Barclays Capital, Inc.	$29,345	$(29,345)	$—	$—
BNP Paribas SA	374,083	(374,083)	—	—
BofA Securities, Inc.	1,560,902	(1,560,902)	—	—
Goldman Sachs & Co. LLC	143,967	(143,967)	—	—
HSBC Bank PLC	27,713	(27,713)	—	—
J.P. Morgan Securities LLC	564,297	(564,297)	—	—
Nomura Securities International, Inc.	131,668	(131,668)	—	—
	$2,831,975	$(2,831,975)	$—	$—
International Dividend Growth
HSBC Bank PLC	$124,917	$(124,917)	$—	$—
Latin America 40
J.P. Morgan Securities LLC	$3,655,390	$(3,655,390)	$—	$—
UBS Securities LLC	58,905	(58,905)	—	—
	$3,714,295	$(3,714,295)	$—	$—

(a)
Collateral received, if any, in excess of the market value of securities on loan is not presented in this table. The total cash collateral received by each Fund is disclosed in the Fund’s
Statements of Assets and Liabilities.

(b)
The market value of the loaned securities is determined as of March 31, 2024. Additional collateral is delivered to the Fund on the next business day in accordance with the MSLA.
The net amount would be subject to the borrower default indemnity in the event of default by a counterparty.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, each Fund benefits from a borrower default indemnity provided by BlackRock, Inc. (“BlackRock”). BlackRock’s indemnity allows for full replacement of the securities loaned to the extent the collateral received does not cover the value of the securities loaned in the event of borrower default. Each Fund could incur a loss if the value of an investment purchased with cash collateral falls below the market value of the loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received. Such losses are borne entirely by each Fund.
5. DERIVATIVE FINANCIAL INSTRUMENTS
Futures Contracts: Futures contracts are purchased or sold to gain exposure to, or manage exposure to, changes in interest rates (interest rate risk) and changes in the value of equity securities (equity risk) or foreign currencies (foreign currency exchange rate risk).
Futures contracts are exchange-traded agreements between the Funds and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and on a specified date. Depending on the terms of a contract, it is settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash amount on the settlement date. Upon entering into a futures contract, the Funds are required to deposit initial margin with the broker in the form of cash or securities
Notes to Financial Statements

Notes to Financial Statements  (continued)
in an amount that varies depending on a contract’s size and risk profile. The initial margin deposit must then be maintained at an established level over the life of the contract. Amounts pledged, which are considered restricted, are included in cash pledged for futures contracts in the Statements of Assets and Liabilities.
Securities deposited as initial margin are designated in the Schedule of Investments and cash deposited, if any, are shown as cash pledged for futures contracts in the Statements of  Assets and Liabilities. Pursuant to the contract, the Funds agree to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation (depreciation) and, if any, shown as variation margin receivable (or payable) on futures contracts in the Statements of Assets and Liabilities. When the contract is closed, a realized gain or loss is recorded in the Statements of Operations equal to the difference between the notional amount of the contract at the time it was opened and the notional amount at the time it was closed. The use of futures contracts involves the risk of an imperfect correlation in the movements in the price of futures contracts and interest rates, foreign currency exchange rates or underlying assets.
Forward Foreign Currency Exchange Contracts: Forward foreign currency exchange contracts are entered into to gain or reduce exposure to foreign currencies (foreign currency exchange rate risk).
A forward foreign currency exchange contract is an agreement between two parties to buy and sell a currency at a set exchange rate on a specified date. These contracts help to manage the overall exposure to the currencies in which some of the investments held by the Funds are denominated and in some cases, may be used to obtain exposure to a particular market.The contracts are traded over-the-counter (“OTC”) and not on an organized exchange.
The contract is marked-to-market daily and the change in market value is recorded as unrealized appreciation or depreciation in the Statements of Assets and Liabilities. When the contract is closed, a realized gain or loss is recorded in the Statements of Operations equal to the difference between the value at the time it was opened and the value at the time it was closed. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in cash without the delivery of foreign currency. The use of forward foreign currency exchange contracts involves the risk that the value of a contract changes unfavorably due to movements in the value of the referenced foreign currencies, and such value may exceed the amount(s) reflected in the Statements of Assets and Liabilities. Cash amounts pledged for forward foreign currency exchange contracts are considered restricted and are included in cash pledged as collateral for OTC derivatives in the Statements of  Assets and Liabilities.  A fund’s risk of loss from counterparty credit risk on OTC derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund.
6. INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES
Investment Advisory Fees: Pursuant to an Investment Advisory Agreement with the Trust, BFA manages the investment of each Fund’s assets. BFA is a California corporation indirectly owned by BlackRock. Under the Investment Advisory Agreement, BFA is responsible for substantially all expenses of the Funds, except (i) interest and taxes; (ii) brokerage commissions and other expenses connected with the execution of portfolio transactions; (iii) distribution fees; (iv) the advisory fee payable to BFA; and (v) litigation expenses and any extraordinary expenses (in each case as determined by a majority of the independent trustees).
For its investment advisory services to each of the following Funds, BFA  is entitled to an annual investment advisory fee, accrued daily and paid monthly by the Funds, based on the average daily net assets of each Fund as follows:
iShares ETF	Investment Advisory Fees
Asia 50	0.50%
Blockchain and Tech	0.47
Emerging Markets Infrastructure	0.60
Future Metaverse Tech and Communications	0.47
India 50	0.89
International Developed Property	0.48
International Developed Small Cap Value Factor	0.30
International Dividend Growth	0.15
Effective June 30, 2023, for its investment advisory services to the iShares International Developed Small Cap Value Factor ETF, BFA is entitled to an annual investment advisory fee of 0.30%, accrued daily and paid monthly by the Fund, based on the average daily net assets of the Fund. Prior to June 30, 2023, BFA was entitled to an annual investment advisory fee of 0.40%, accrued daily and paid monthly by the Fund, based on the average daily net assets of the Fund.
For its investment advisory services to the iShares Europe ETF, BFA is entitled to an annual investment advisory fee, accrued daily and paid monthly by the Fund, based on the Fund’s allocable portion of the aggregate of the average daily net assets of the Fund and certain other iShares funds, as follows:
Aggregate Average Daily Net Assets	Investment Advisory Fees
First $12 billion	0.6000%
Over $12 billion, up to and including $18 billion	0.5700
Over $18 billion, up to and including $24 billion	0.5415
Over $24 billion, up to and including $30 billion	0.5145
Over $30 billion	0.4888

2024 iShares Annual Report to Shareholders

Notes to Financial Statements  (continued)
For its investment advisory services to the iShares Latin America 40 ETF, BFA  is entitled to an annual investment advisory fee, accrued daily and paid monthly by the Fund, based on the Fund’s allocable portion of the aggregate of the average daily net assets of the Fund and certain other iShares funds, as follows:
Aggregate Average Daily Net Assets	Investment Advisory Fees
First $46 billion	0.5000%
Over $46 billion, up to and including $81 billion	0.4750
Over $81 billion, up to and including $111 billion	0.4513
Over $111 billion, up to and including $141 billion	0.4287
Over $141 billion, up to and including $171 billion	0.4073
Over $171 billion	0.3869
Expense Waivers: A fund may incur its pro rata share of fees and expenses attributable to its investments in other investment companies (“acquired fund fees and expenses”). The total of the investment advisory fee and acquired fund fees and expenses, if any, is a fund’s total annual operating expenses. Total expenses as shown in the Statements of Operations does not include acquired fund fees and expenses.
For the iShares Emerging Markets Infrastructure ETF, BFA has contractually agreed to waive a portion of its investment advisory fee for the Fund through July 31, 2027 in an amount equal to the acquired fund fees and expenses, if any, attributable to the Fund’s investments in other iShares funds.
For the iShares International Developed Small Cap Value Factor ETF, BFA had contractually agreed to waive a portion of its investment advisory fee through July 31, 2024 in order to limit the Fund’s total annual operating expenses after fee waiver to 0.30% of average daily net assets. The contractual waiver was terminated as of June 30, 2023.
These amounts are included in investment advisory fees waived in the Statements of Operations. For the year ended March 31, 2024, the amounts waived in investment advisory fees pursuant to these arrangements were as follows:
iShares ETF	Amounts Waived
International Developed Small Cap Value Factor	$39,797
Distributor: BlackRock Investments, LLC, an affiliate of BFA, is the distributor for each Fund. Pursuant to the distribution agreement, BFA is responsible for any fees or expenses for distribution services provided to the Funds.
Securities Lending: The U.S. Securities and Exchange Commission (the “SEC”) has issued an exemptive order which permits BlackRock Institutional Trust Company, N.A. (“BTC”), an affiliate of BFA, to serve as securities lending agent for the Funds, subject to applicable conditions.  As securities lending agent, BTC bears all operational costs directly related to securities lending, including any custodial costs. Each Fund is responsible for fees in connection with the investment of cash collateral received for securities on loan (the “collateral investment fees”). The cash collateral is invested in a money market fund, BlackRock Cash Funds: Institutional or BlackRock Cash Funds: Treasury, managed by BFA, or its affiliates. However, BTC has agreed to reduce the amount of securities lending income it receives in order to effectively limit the collateral investment fees each Fund bears to an annual rate of 0.04%. The SL Agency Shares of such money market fund will not be subject to a sales load, redemption fee, distribution fee or service fee. The money market fund in which the cash collateral has been invested may, under certain circumstances, impose a liquidity fee of up to 2% of the value redeemed or temporarily restrict redemptions for up to 10 business days during a 90 day period, in the event that the money market fund’s weekly liquid assets fall below certain thresholds.
Securities lending income is generally equal to the total of income earned from the reinvestment of cash collateral (and excludes collateral investment fees), and any fees or other payments to and from borrowers of securities. Each Fund retains a portion of the securities lending income and remits the remaining portion to BTC as compensation for its services as securities lending agent.
Pursuant to the current securities lending agreement, the iShares Blockchain and Tech ETF (the “Group 1 Funds”), retains 81% of securities lending income (which excludes collateral investment fees) and the amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.
Pursuant to the current securities lending agreement, each of iShares Asia 50 ETF, iShares Emerging Markets Infrastructure ETF, iShares Europe ETF, iShares Future Metaverse Tech and Communications ETF, iShares India 50 ETF, iShares International Developed Property ETF, iShares International Developed Small Cap Value Factor ETF, iShares International Dividend Growth ETF and iShares Latin America 40 ETF (the “Group 2 Funds”), retains 82% of securities lending income (which excludes collateral investment fees) and the amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.
In addition, commencing the business day following the date that the aggregate securities lending income plus the collateral investment fees generated across all 1940 Act iShares exchange-traded funds (the “iShares ETF Complex”) in a given calendar year exceeds a specified threshold: (1) the Group 1 Fund, pursuant to the securities lending agreement, will retain for the remainder of that calendar year 81% of securities lending income (which excludes collateral investment fees), and the amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees, and (2) each Group 2 Fund will retain for the remainder of that calendar year 85% of securities lending income (which excludes collateral investment fees), and the amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.
Notes to Financial Statements

Notes to Financial Statements  (continued)
The share of securities lending income earned by each Fund is shown as securities lending income – affiliated – net in its Statements of Operations. For the year ended March 31, 2024, the Funds paid BTC the following amounts for securities lending agent services:
iShares ETF	Amounts
Asia 50	$10,327
Blockchain and Tech	29,738
Emerging Markets Infrastructure	1,380
Europe	7,482
Future Metaverse Tech and Communications	157
International Developed Property	2,591
International Developed Small Cap Value Factor	7,762
International Dividend Growth	4,485
Latin America 40	10,254
Officers and Trustees: Certain officers and/or trustees of the Trust are officers and/or trustees of BlackRock or its affiliates.
Other Transactions: Cross trading is the buying or selling of portfolio securities between funds to which BFA (or an affiliate) serves as investment adviser. At its regularly scheduled quarterly meetings, the Board reviews such transactions as of the most recent calendar quarter for compliance with the requirements and restrictions set forth by Rule 17a-7.
For the year ended March 31, 2024, transactions executed by the Funds pursuant to Rule 17a-7 under the 1940 Act were as follows:
iShares ETF	Purchases	Sales	Net Realized Gain (Loss)
Asia 50	$13,355,498	$28,813,768	$(20,035,238)
Blockchain and Tech	658,652	1,332,119	79,973
Emerging Markets Infrastructure	54,303	186,860	(11,162)
Europe	19,365,355	3,557,183	(2,061,745)
International Developed Property	80,903	114,258	(92,695)
International Developed Small Cap Value Factor	609,529	3,466,042	(450,634)
International Dividend Growth	39,020,944	13,100,131	(387,552)
Latin America 40	1,311,077	286,416	(82,876)
Each Fund may invest its positive cash balances in certain money market funds managed by BFA or an affiliate. The income earned on these temporary cash investments is shown as dividends – affiliated in the Statements of Operations.
A fund, in order to improve its portfolio liquidity and its ability to track its underlying index, may invest in shares of other iShares funds that invest in securities in the fund’s underlying index.
7. PURCHASES AND SALES
For the year ended March 31, 2024, purchases and sales of investments, excluding short-term securities and in-kind transactions, were as follows:
iShares ETF	Purchases	Sales
Asia 50	$164,686,416	$244,676,267
Blockchain and Tech	9,492,605	9,543,700
Emerging Markets Infrastructure	3,306,358	3,373,165
Europe	91,401,567	82,178,240
Future Metaverse Tech and Communications	3,118,116	3,051,332
India 50	198,470,761	68,939,447
International Developed Property	2,234,403	2,361,460
International Developed Small Cap Value Factor	125,820,819	126,709,071
International Dividend Growth	234,878,961	233,282,615
Latin America 40	283,104,408	100,195,734

2024 iShares Annual Report to Shareholders

Notes to Financial Statements  (continued)
For the year ended March 31, 2024, in-kind transactions were as follows:
iShares ETF	In-kind Purchases	In-kind Sales
Asia 50	$1,099,203	$89,366,635
Blockchain and Tech	8,691,625	—
Emerging Markets Infrastructure	—	914,351
Europe	—	317,460,388
Future Metaverse Tech and Communications	1,518,027	1,608,808
International Developed Property	—	7,432,511
International Developed Small Cap Value Factor	6,356,206	—
International Dividend Growth	43,112,939	46,720,780
Latin America 40	552,269,698	216,086,320
8. INCOME TAX INFORMATION
Each Fund is treated as an entity separate from the Trust’s other funds for federal income tax purposes. It is each Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no U.S. federal income tax provision is required.
Management has analyzed tax laws and regulations and their application to the Funds as of March 31, 2024, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Funds’ financial statements.
U.S. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting.  These reclassifications have no effect on net assets or NAV per share. As of March 31, 2024, permanent differences attributable to certain deemed distributions, net operating loss and realized gains (losses) from in-kind redemptions were reclassified to the following accounts:
iShares ETF	Paid-in Capital	Accumulated Earnings (Loss)
Asia 50	$(20,306,073)	$20,306,073
Emerging Markets Infrastructure	269,062	(269,062)
Europe	74,661,440	(74,661,440)
Future Metaverse Tech and Communications	484,142	(484,142)
India 50	(11,828,050)	11,828,050
International Developed Property	(3,400,886)	3,400,886
International Dividend Growth	7,806,543	(7,806,543)
Latin America 40	29,344,395	(29,344,395)
The tax character of distributions paid was as follows:
iShares ETF	Year Ended 03/31/24	Year Ended 03/31/23
Asia 50
Ordinary income	$38,351,614	$36,273,723

iShares ETF	Year Ended 03/31/24	Period Ended 03/31/23
Blockchain and Tech
Ordinary income	$259,294	$32,972

iShares ETF	Year Ended 03/31/24	Year Ended 03/31/23
Emerging Markets Infrastructure
Ordinary income	$577,244	$641,405
Europe
Ordinary income	$51,798,895	$50,928,655
Notes to Financial Statements

Notes to Financial Statements  (continued)

iShares ETF	Year Ended 03/31/24	Period Ended 03/31/23
Future Metaverse Tech and Communications
Ordinary income	$18,538	$—

iShares ETF	Year Ended 03/31/24	Year Ended 03/31/23
India 50
Long-term capital gains	$2,801,756	$21,001,621
International Developed Property
Ordinary income	$1,162,641	$977,169
International Developed Small Cap Value Factor
Ordinary income	$6,703,298	$4,915,147
International Dividend Growth
Ordinary income	$18,517,342	$11,034,484
Latin America 40
Ordinary income	$72,678,562	$138,313,795
As of March 31, 2024, the tax components of accumulated net earnings (losses) were as follows:
iShares ETF	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Non-expiring Capital Loss Carryforwards(a)	Net Unrealized Gains (Losses)(b)	Qualified Late-Year Capital Losses(c)	Qualified Late-Year Ordinary Losses(c)	Total
Asia 50	$3,707,058	$—	$(185,619,438)	$10,009,495	$—	$ —	$(171,902,885)
Blockchain and Tech	311,427	—	(3,031,623)	8,542,311	—	—	5,822,115
Emerging Markets Infrastructure	110,107	—	(34,972,670)	1,038,449	—	—	(33,824,114)
Europe	14,464,763	—	(413,745,446)	60,502,365	—	—	(338,778,318)
Future Metaverse Tech and Communications	350,349	33,226	—	628,715	—	—	1,012,290
India 50	—	—	—	424,879,280	(383,141)	(1,230,810)	423,265,329
International Developed Property	217,705	—	(32,542,759)	(17,399,985)	—	—	(49,725,039)
International Developed Small Cap Value Factor	2,484,750	—	(12,062,929)	16,315,669	—	—	6,737,490
International Dividend Growth	1,850,413	—	(35,103,132)	68,967,305	—	—	35,714,586
Latin America 40	15,847,251	—	(1,064,815,730)	(40,698,656)	—	—	(1,089,667,135)

(a)	Amounts available to offset future realized capital gains.
(b)
The difference between book-basis and tax-basis unrealized gains (losses) was attributable primarily to the tax deferral of losses on wash sales, the timing and recognition of realized gains / losses for tax purposes, the realization for tax purposes of unrealized gains (losses) on certain foreign currency and futures contracts, timing and recognition of partnership income, characterization of corporate actions and the realization for tax purposes of unrealized gains on investments in passive foreign investment companies.

(c)	The Funds have elected to defer these qualified late-year losses and recognize such losses in the next taxable year.
For the year ended March 31, 2024, the iShares Blockchain and Tech ETF utilized $56,416 of its capital loss carryforwards.
A fund may own shares in certain foreign investment entities, referred to, under U.S. tax law, as “passive foreign investment companies.” Such fund may elect to mark-to-market annually the shares of each passive foreign investment company and would be required to distribute to shareholders any such marked-to-market gains.

2024 iShares Annual Report to Shareholders

Notes to Financial Statements  (continued)
As of March 31, 2024, gross unrealized appreciation and depreciation based on cost of investments (including short positions and derivatives, if any) for U.S. federal income tax purposes were as follows:
iShares ETF	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Asia 50	$1,468,898,555	$444,066,758	$(433,991,975)	$10,074,783
Blockchain and Tech	17,923,626	9,129,301	(586,839)	8,542,462
Emerging Markets Infrastructure	22,587,136	5,317,010	(4,278,203)	1,038,807
Europe	1,634,853,833	364,263,215	(303,699,682)	60,563,533
Future Metaverse Tech and Communications	6,396,325	981,581	(352,800)	628,781
India 50	435,139,806	447,156,278	(521,440)	446,634,838
International Developed Property	54,919,499	1,859,272	(19,254,307)	(17,395,035)
International Developed Small Cap Value Factor	168,661,054	24,152,222	(7,835,402)	16,316,820
International Dividend Growth	584,721,789	99,985,676	(30,774,505)	69,211,171
Latin America 40	1,759,528,160	199,066,368	(239,760,287)	(40,693,919)
9. LINE OF CREDIT
The iShares Asia 50 ETF, iShares Emerging Markets Infrastructure ETF, iShares Future Metaverse Tech and Communications ETF, iShares India 50 ETF, iShares International Dividend Growth ETF and iShares Latin America 40 ETF, along with certain other iShares funds (“Participating Funds”), are parties to a $800 million credit agreement (“Syndicated Credit Agreement”) with a group of lenders, which expires on October 16, 2024. The line of credit may be used for temporary or emergency purposes, including redemptions, settlement of trades and rebalancing of portfolio holdings in certain target markets. The Funds may borrow up to the aggregate commitment amount subject to asset coverage and other limitations as specified in the Syndicated Credit Agreement. The Syndicated Credit Agreement has the following terms: a commitment fee of 0.15% per annum on the unused portion of the credit agreement and interest at a rate equal to the higher of (a) Daily Simple Secured Overnight Financing Rate (“SOFR”) plus 0.10% and 1.00% per annum or (b) the U.S. Federal Funds rate plus 1.00% per annum on amounts borrowed. The commitment fee is generally allocated to each Participating Fund based on the lesser of a Participating Fund’s relative exposure to certain target markets or a Participating Fund’s maximum borrowing amount as set forth by the terms of the Syndicated Credit Agreement.
During the year ended March 31, 2024, the iShares Asia 50 ETF, iShares Emerging Markets Infrastructure ETF, iShares Future Metaverse Tech and Communications ETF, iShares India 50 ETF and iShares Latin America 40 ETF did not borrow under the Syndicated Credit Agreement.
For the year ended March 31, 2024, the maximum amount borrowed, the average daily borrowing and the weighted average interest rate, if any, under the Syndicated Credit Agreement were as follows:
iShares ETF	Maximum Amount Borrowed	Average Borrowing	Weighted Average Interest Rates
International Dividend Growth	$7,400,000	$156,762	6.32%
10. PRINCIPAL RISKS
In the normal course of business, each Fund invests in securities or other instruments and may enter into certain transactions, and such activities subject the Fund to various risks, including, among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation or international tax treaties between various countries; or (iv) currency, interest rate or price fluctuations. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, recessions, or other events could have a significant impact on the Funds and their investments. Each Fund’s prospectus provides details of the risks to which the Fund is subject.
BFA uses an indexing approach to try to achieve each Fund’s investment objective. The Fund is not actively managed, and BFA generally does not attempt to take defensive positions under any market conditions, including declining markets.
The Funds may be exposed to additional risks when reinvesting cash collateral in money market funds that do not seek to maintain a stable NAV per share of $1.00, which may be subject to discretionary liquidity fees under certain circumstances.
Market Risk:  Investments in the securities of issuers domiciled in countries with emerging capital markets involve certain additional risks that do not generally apply to investments in securities of issuers in more developed capital markets, such as (i) low or nonexistent trading volume, resulting in a lack of liquidity and increased volatility in prices for such securities; (ii) lack of reliable settlement procedures and significant delays in registering the transfer of securities; (iii) uncertain national policies and social, political and economic instability, increasing the potential for expropriation of assets, confiscatory taxation, high rates of inflation or unfavorable diplomatic developments; (iv) lack of publicly available or reliable information about issuers as a result of not being subject to the same degree of regulatory requirements and accounting, auditing and financial reporting standards; and (v) possible fluctuations in exchange rates, differing legal systems and the existence or possible imposition of exchange controls, custodial restrictions or other foreign or U.S. governmental laws or restrictions applicable to such investments.
Notes to Financial Statements

Notes to Financial Statements  (continued)
Valuation Risk: The market values of equities, such as common stocks and preferred securities or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company. They may also decline due to factors which affect a particular industry or industries. A fund may invest in illiquid investments. An illiquid investment is any investment that a fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. A fund may experience difficulty in selling illiquid investments in a timely manner at the price that it believes the investments are worth. Prices may fluctuate widely over short or extended periods in response to company, market or economic news. Markets also tend to move in cycles, with periods of rising and falling prices. This volatility may cause a fund’s NAV to experience significant increases or decreases over short periods of time. If there is a general decline in the securities and other markets, the NAV of a fund may lose value, regardless of the individual results of the securities and other instruments in which a fund invests.
The price each Fund could receive upon the sale of any particular portfolio investment may differ from each Fund’s valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair valuation technique or a price provided by an independent pricing service. Changes to significant unobservable inputs and assumptions (i.e., publicly traded company multiples, growth rate, time to exit) due to the lack of observable inputs may significantly impact the resulting fair value and therefore each Fund’s results of operations. As a result, the price received upon the sale of an investment may be less than the value ascribed by each Fund, and each Fund could realize a greater than expected loss or lesser than expected gain upon the sale of the investment. Each Fund’s ability to value its investments may also be impacted by technological issues and/or errors by pricing services or other third-party service providers.
Counterparty Credit Risk: The Funds may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions, including making timely interest and/or principal payments or otherwise honoring its obligations. The Funds manage counterparty credit risk by entering into transactions only with counterparties that BFA believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Funds to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Funds’ exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Statements of Assets and Liabilities, less any collateral held by the Funds.
A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.
With exchange-traded futures, there is less counterparty credit risk to the Funds since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, a fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency). Additionally, credit risk exists in exchange-traded futures with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Funds.
Geographic/Asset Class Risk:  A diversified portfolio, where this is appropriate and consistent with a fund’s objectives, minimizes the risk that a price change of a particular investment will have a material impact on the NAV of a fund. The investment concentrations within each Fund’s portfolio are disclosed in its Schedule of Investments.
Certain Funds invest a significant portion of their assets in issuers located in a single country or a limited number of countries. When a fund concentrates its investments in this manner, it assumes the risk that economic, regulatory, political and social conditions in that country or those countries may have a significant impact on the fund and could affect the income from, or the value or liquidity of, the Fund’s portfolio. Unanticipated or sudden political or social developments may cause uncertainty in the markets and as a result adversely affect the Fund’s investments. Foreign issuers may not be subject to the same uniform accounting, auditing and financial reporting standards and practices as used in the United States. Foreign securities markets may also be more volatile and less liquid than U.S. securities and may be less subject to governmental supervision not typically associated with investing in U.S. securities. Investment percentages in specific countries are presented in the Schedule of Investments.
Certain Funds invest a significant portion of their assets in securities of issuers located in Europe or with significant exposure to European issuers or countries. The European financial markets have recently experienced volatility and adverse trends due to concerns about economic downturns in, or rising government debt levels of, several European countries as well as acts of war in the region. These events may spread to other countries in Europe and may affect the value and liquidity of certain of the Funds’ investments.
Responses to the financial problems by European governments, central banks and others, including austerity measures and reforms, may not work, may result in social unrest and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets and asset valuations around the world. The United Kingdom has withdrawn from the European Union, and one or more other countries may withdraw from the European Union and/or abandon the Euro, the common currency of the European Union. These events and actions have adversely affected, and may in the future adversely affect, the value and exchange rate of the Euro and may continue to significantly affect the economies of every country in Europe, including countries that do not use the Euro and non-European Union member states. The impact of these actions, especially if they occur in a disorderly fashion, is not clear but could be significant and far reaching.  In addition, Russia launched a large-scale invasion of Ukraine on February 24, 2022. The extent and duration of the military action, resulting sanctions and resulting future market disruptions in the region are impossible to predict, but have been, and may continue to be, significant and have a severe adverse effect on the region, including significant negative impacts on the economy and the markets for certain securities and commodities, such as oil and natural gas, as well as other sectors.

2024 iShares Annual Report to Shareholders

Notes to Financial Statements  (continued)
Certain Funds invest a significant portion of their assets in securities of issuers located in China or with significant exposure to Chinese issuers. Investments in Chinese securities, including certain Hong Kong-listed securities, involve risks specific to China. China may be subject to considerable degrees of economic, political and social instability and demonstrates significantly higher volatility from time to time in comparison to developed markets. Chinese markets generally continue to experience inefficiency, volatility and pricing anomalies resulting from governmental influence, a lack of publicly available information and/or political and social instability. Internal social unrest or confrontations with other neighboring countries may disrupt economic development in China and result in a greater risk of currency fluctuations, currency non-convertibility, interest rate fluctuations and higher rates of inflation.  Incidents involving China’s or the region’s security may cause uncertainty in Chinese markets and may adversely affect the Chinese economy and a fund’s investments. Reduction in spending on Chinese products and services, supply chain diversification, institution of tariffs, sanctions or other trade barriers, or a downturn in any of the economies of China’s key trading partners may have an adverse impact on the Chinese economy. In addition, measures may be taken to limit the flow of capital and/or sanctions may be imposed, which could prohibit or restrict the ability to own or transfer fund assets and may also include retaliatory actions, such as seizure of fund assets.
Certain Funds invest a significant portion of their assets in securities of issuers located in Asia or with significant exposure to Asian issuers or countries. The Asian financial markets have recently experienced volatility and adverse trends due to concerns in several Asian countries regarding monetary policy, government intervention in the markets, rising government debt levels or economic downturns. These events may spread to other countries in Asia and may affect the value and liquidity of certain of the Funds’ investments.
Certain Funds invest a significant portion of their assets in securities within a single or limited number of market sectors. When a fund concentrates its investments in this manner, it assumes the risk that economic, regulatory, political and social conditions affecting such sectors may have a significant impact on the fund and could affect the income from, or the value or liquidity of, the fund’s portfolio.
Significant Shareholder Redemption Risk: Certain shareholders may own or manage a substantial amount of fund shares and/or hold their fund investments for a limited period of time. Large redemptions of fund shares by these shareholders may force a fund to sell portfolio securities, which may negatively impact the fund’s NAV, increase the fund’s brokerage costs, and/or accelerate the realization of taxable income/gains and cause the fund to make additional taxable distributions to shareholders.
 11. CAPITAL SHARE TRANSACTIONS
Capital shares are issued and redeemed by each Fund only in aggregations of a specified number of shares or multiples thereof (“Creation Units”) at NAV. Except when aggregated in Creation Units, shares of each Fund are not redeemable.
Transactions in capital shares were as follows:
	Year Ended 03/31/24		Year Ended 03/31/23
iShares ETF	Shares	Amount	Shares	Amount
Asia 50
Shares sold	400,000	$25,427,942	4,250,000	$268,352,378
Shares redeemed	(3,350,000)	(186,547,759)	(4,600,000)	(269,671,950)
	(2,950,000)	$(161,119,817)	(350,000)	$(1,319,572)

	Year Ended 03/31/24		Period Ended 03/31/23
iShares ETF	Shares	Amount	Shares	Amount
Blockchain and Tech(a)
Shares sold	350,000	$8,814,903	400,000	$8,983,970

	Year Ended 03/31/24		Year Ended 03/31/23
iShares ETF	Shares	Amount	Shares	Amount
Emerging Markets Infrastructure
Shares sold	—	$780	200,000	$4,326,610
Shares redeemed	(50,000)	(1,072,963)	(50,000)	(1,105,850)
	(50,000)	$(1,072,183)	150,000	$3,220,760
Europe
Shares sold	500,000	$24,586,557	5,600,000	$267,045,938
Shares redeemed	(6,600,000)	(328,157,426)	(7,750,000)	(367,441,756)
	(6,100,000)	$(303,570,869)	(2,150,000)	$(100,395,818)
Notes to Financial Statements

Notes to Financial Statements  (continued)

	Year Ended 03/31/24		Period Ended 03/31/23
iShares ETF	Shares	Amount	Shares	Amount
Future Metaverse Tech and Communications(b)
Shares sold	50,000	$1,603,382	200,000	$5,104,279
Shares redeemed	(50,000)	(1,617,714)	—	—
	—	$(14,332)	200,000	$5,104,279

	Year Ended 03/31/24		Year Ended 03/31/23
iShares ETF	Shares	Amount	Shares	Amount
India 50
Shares sold	3,550,000	$169,379,144	750,000	$32,231,430
Shares redeemed	(350,000)	(14,781,480)	(1,050,000)	(44,585,805)
	3,200,000	$154,597,664	(300,000)	$(12,354,375)
International Developed Property
Shares sold	—	$146	—	$21
Shares redeemed	(300,000)	(7,788,385)	(200,000)	(5,900,760)
	(300,000)	$(7,788,239)	(200,000)	$(5,900,739)
International Developed Small Cap Value Factor
Shares sold	200,000	$6,476,894	200,000	$5,713,393
International Dividend Growth
Shares sold	800,000	$50,444,647	4,900,000	$288,496,363
Shares redeemed	(850,000)	(51,708,417)	—	—
	(50,000)	$(1,263,770)	4,900,000	$288,496,363
Latin America 40
Shares sold	29,250,000	$798,802,712	13,500,000	$362,330,132
Shares redeemed	(10,500,000)	(280,171,778)	(28,750,000)	(692,352,408)
	18,750,000	$518,630,934	(15,250,000)	$(330,022,276)

(a)	The Fund commenced operations on April 25, 2022.
(b)	The Fund commenced operations on February 14, 2023.
The consideration for the purchase of Creation Units of a fund in the Trust generally consists of the in-kind deposit of a designated portfolio of securities and a specified amount of cash.  Certain funds in the Trust may be offered in Creation Units solely or partially for cash in U.S. dollars.  Authorized Participants purchasing and redeeming Creation Units may pay a purchase transaction fee and a redemption transaction fee directly to State Street Bank and Trust Company, the Trust’s administrator, to offset transfer and other transaction costs associated with the issuance and redemption of Creation Units, including Creation Units for cash.  Authorized Participants transacting in Creation Units for cash may also pay an additional variable charge to compensate the relevant fund for certain transaction costs (i.e., stamp taxes, taxes on currency or other financial transactions, and brokerage costs) and market impact expenses relating to investing in portfolio securities. Such variable charges, if any, are included in shares sold in the table above.
From time to time, settlement of securities related to in-kind contributions or in-kind redemptions may be delayed. In such cases, securities related to in-kind transactions are reflected as a receivable or a payable in the Statements of Assets and Liabilities.
12. FOREIGN WITHHOLDING TAX CLAIMS
The Internal Revenue Service (“IRS”) has issued guidance to address U.S. income tax liabilities attributable to fund shareholders resulting from the recovery of foreign taxes withheld in prior calendar years. These withheld foreign taxes were passed through to shareholders in the form of foreign tax credits in the year the taxes were withheld. Assuming there are sufficient foreign taxes paid which each of the iShares Europe ETF, iShares International Developed Small Cap Value Factor ETF and iShares International Dividend Growth ETF is able to pass through to shareholders as a foreign tax credit in the current year, each of the Funds will be able to offset the prior years’ withholding taxes recovered against the foreign taxes paid in the current year. Accordingly, no federal income tax liability is recorded by the Funds.
The iShares Europe ETF is seeking a closing agreement with the Internal Revenue Service (“IRS”) to address any prior years’ U.S. income tax liabilities attributable to Fund shareholders resulting from the recovery of foreign taxes. The closing agreement would result in the Fund paying a compliance fee to the IRS, on behalf of its shareholders, representing the estimated tax savings generated from foreign tax credits claimed by Fund shareholders on their tax returns in prior years. The Fund has accrued a liability for the estimated IRS compliance fee related to foreign withholding tax claims, which is disclosed in the Statements of Assets and Liabilities. The actual IRS compliance fee may differ from the estimate and that difference may be material.

2024 iShares Annual Report to Shareholders

Notes to Financial Statements  (continued)
13. SUBSEQUENT EVENTS
Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were available to be issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.
Notes to Financial Statements

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of
iShares Trust and Shareholders of each of the ten funds listed in the table below
Opinions on the Financial Statements
We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of each of the funds listed in the table below (ten of the funds constituting iShares Trust, hereafter collectively referred to as the "Funds") as of March 31, 2024, the related statements of operations and of changes in net assets for each of the periods indicated in the table below, including the related notes, and the financial highlights for each of the periods indicated in the table below (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds listed in the table below as of March 31, 2024, the results of each of their operations and the changes in each of their net assets for the periods indicated in the table below, and each of the financial highlights for each of the periods indicated in the table below, in conformity with accounting principles generally accepted in the United States of America.
iShares Asia 50 ETF(1)
iShares Blockchain and Tech ETF(2)
iShares Emerging Markets Infrastructure ETF(1)
iShares Europe ETF(1)
iShares Future Metaverse Tech and Communications ETF(3)
iShares India 50 ETF(4)
iShares International Developed Property ETF(1)
iShares International Developed Small Cap Value Factor ETF(1)
iShares International Dividend Growth ETF(1)
iShares Latin America 40 ETF(1)
(1) Statement of operations for the year ended March 31, 2024, statement of changes in net assets for each of the two years in the period ended March 31, 2024 and the financial highlights for each of the five years in the period ended March 31, 2024.
(2) Statement of operations for the year ended March 31, 2024, and statement of changes in net assets and the financial highlights for the year ended March 31, 2024 and the period April 25, 2022 (commencement of operations) to March 31, 2023.
(3) Statement of operations for the year ended March 31, 2024, and statement of changes in net assets and the financial highlights for the year ended March 31, 2024 and the period February 14, 2023 (commencement of operations) to March 31, 2023.
(4) Statement of operations for the year ended March 31, 2024, statement of changes in net assets for the year ended March 31, 2024, consolidated statement of changes in net assets for the year ended March 31, 2023, the financial highlights for the year ended March 31, 2024 and the consolidated financial highlights for each of the four years in the period ended March 31, 2023.
Basis for Opinions
These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of March 31, 2024 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.
/s/PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
May 23, 2024
We have served as the auditor of one or more BlackRock investment companies since 2000.

2024 iShares Annual Report to Shareholders

Important Tax Information (unaudited)
The following amounts, or maximum amounts allowable by law, are hereby designated as qualified dividend income for individuals for the fiscal year ended March 31, 2024:
iShares ETF	Qualified Dividend Income
Asia 50	$16,118,369
Blockchain and Tech	35,617
Emerging Markets Infrastructure	483,778
Europe	59,867,101
Future Metaverse Tech and Communications	25,353
India 50	8,674,654
International Developed Property	835,971
International Developed Small Cap Value Factor	5,363,423
International Dividend Growth	20,093,862
Latin America 40	86,898,120
The Funds intend to pass through to their shareholders the following amounts, or maximum amounts allowable by law, of foreign source income earned and foreign taxes paid for the fiscal year ended March 31, 2024:
iShares ETF	Foreign Source Income Earned	Foreign Taxes Paid
Asia 50	$43,202,674	$4,785,589
Emerging Markets Infrastructure	835,235	44,099
Europe	60,366,918	3,638,678
India 50	9,317,632	3,834,713
International Developed Property	1,723,302	158,979
International Developed Small Cap Value Factor	6,804,127	634,596
International Dividend Growth	20,959,276	2,253,362
Latin America 40	100,907,575	6,930,369
The following percentages, or maximum percentages allowable by law, of ordinary income distributions paid during the fiscal year ended March 31, 2024 qualified for the dividends-received deduction for corporate shareholders:
iShares ETF	Dividends-Received Deduction
Blockchain and Tech	3.84%
Future Metaverse Tech and Communications	3.51%
Latin America 40	1.05%
The Funds hereby designate the following amounts, or maximum amounts allowable by law, as capital gain dividends, subject to a long-term capital gains tax rate as noted below, for the fiscal year ended March 31, 2024:
iShares ETF	20% Rate Long-Term Capital Gain Dividends
Future Metaverse Tech and Communications	$10,072
India 50	2,801,756
Important Tax Information

Statement Regarding Liquidity Risk Management Program (unaudited)
In compliance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), iShares Trust (the “Trust”) has adopted and implemented a liquidity risk management program (the “Program”) for iShares Asia 50 ETF, iShares Blockchain and Tech ETF, iShares Emerging Markets Infrastructure ETF, iShares Europe ETF, iShares Future Metaverse Tech and Communications ETF, iShares India 50 ETF, iShares International Developed Property ETF, iShares International Developed Small Cap Value Factor ETF, iShares International Dividend Growth ETF and iShares Latin America 40 ETF (the “Funds” or “ETFs”), each a series of the Trust, which is reasonably designed to assess and manage each Fund’s liquidity risk.
The Board of Trustees (the “Board”) of the Trust, on behalf of the Funds, met on December 8, 2023 (the “Meeting”) to review the Program.  The Board previously appointed BlackRock Fund Advisors (“BlackRock”), the investment adviser to the Funds, as the program administrator for each Fund’s Program. BlackRock also previously delegated oversight of the Program to the 40 Act Liquidity Risk Management Committee  (the “Committee”). At the Meeting, the Committee, on behalf of BlackRock, provided the Board with a report that addressed the operation of the Program and assessed its adequacy and effectiveness of implementation, including the management of each Fund’s Highly Liquid Investment Minimum (“HLIM”) where applicable, and any material changes to the Program (the “Report”). The Report covered the period from October 1, 2022 through September 30, 2023 (the “Program Reporting Period”).
The Report described the Program’s liquidity classification methodology for categorizing each Fund’s investments (including derivative transactions) into one of four liquidity buckets. It also referenced the methodology used by BlackRock to establish each Fund’s HLIM and noted that the Committee reviews and ratifies the HLIM assigned to each Fund no less frequently than annually. The Report also discussed notable events affecting liquidity over the Program Reporting Period, including extended market holidays, delays in the repatriation of the local currency in certain non-U.S. countries, the continued illiquidity of Russian equity securities and the suspension of select sanctions in Venezuela.
The Report noted that the Program complied with the key factors for consideration under the Liquidity Rule for assessing, managing and periodically reviewing each Fund’s liquidity risk, as follows:
 a) The Fund’s investment strategy and liquidity of portfolio investments during both normal and reasonably foreseeable stressed conditions. During the Program Reporting Period, the Committee reviewed whether each Fund’s strategy is appropriate for an open-end fund structure, with a focus on funds with more significant and consistent holdings of less liquid and illiquid assets. The Committee also factored a fund’s concentration in an issuer into the liquidity classification methodology by taking issuer position sizes into account. Derivative exposure was also considered in the calculation of a fund’s liquidity bucketing. Finally, a factor for consideration under the Liquidity Rule is a Fund’s use of borrowings for investment purposes. However, the Funds do not borrow for investment purposes.
 b) Short-term and long-term cash flow projections during both normal and reasonably foreseeable stressed conditions. During the Program Reporting Period, the Committee reviewed historical redemption activity and used this information as a component to establish each ETF’s reasonably anticipated trading size utilized for liquidity classifications. The Committee may also take into consideration a fund’s shareholder ownership concentration (which, depending on product type and distribution channel, may or may not be available), a fund’s distribution channels, and the degree of certainty associated with a fund’s short-term and long-term cash flow projections.
 c) Holdings of cash and cash equivalents, as well as borrowing arrangements. The Committee considered that ETFs generally do not hold more than de minimis amounts of cash. The Committee also considered that ETFs generally do not engage in borrowing.
 d) The relationship between an ETF’s portfolio liquidity and the way in which, and the prices and spreads at which, ETF shares trade, including the efficiency of the arbitrage function and the level of active participation by market participants, including authorized participants. The Committee monitored the prevailing bid/ask spread and the ETF price premium (or discount) to NAV for all ETFs. However, there were no ETFs with persistent deviations of fund premium/discount or bid/ask spreads from long-term averages over the Program Reporting Period.
 e) The effect of the composition of baskets on the overall liquidity of an ETF’s portfolio. In reviewing the linkage between the composition of custom baskets accepted by an ETF and any significant change in the liquidity profile of such ETF, the Committee reviewed changes in the proportion of each ETF’s portfolio comprised of less liquid and illiquid holdings to determine if applicable thresholds were met requiring enhanced review. There were no ETFs for which the custom baskets accepted by the ETF had a significant change in its liquidity profile.
There were no material changes to the Program during the Program Reporting Period other than the enhancement of certain model components in the Program’s classification methodology. The Report provided to the Board stated that the Committee concluded that based on the operation of the functions, as described in the Report, the Program is operating as intended and is effective in implementing the requirements of the Liquidity Rule.

2024 iShares Annual Report to Shareholders

Supplemental Information (unaudited)
Section 19(a) Notices
The amounts and sources of distributions reported are estimates and are being provided pursuant to regulatory requirements and are not being provided for tax reporting purposes. The actual amounts and sources for tax reporting purposes will depend upon each Fund’s investment experience during the year and may be subject to changes based on tax regulations. Shareholders will receive a Form 1099-DIV each calendar year that will inform them how to report these distributions for federal income tax purposes.
March 31, 2024
	Total Cumulative Distributions for the Fiscal Year				% Breakdown of the Total Cumulative Distributions for the Fiscal Year
iShares ETF	Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Share	Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Share
Blockchain and Tech(a)	$0.358351	$—	$0.165539	$0.523890	68%	—%	32%	100%
Emerging Markets Infrastructure	0.566007	—	—	0.566007	100	—	—	100
Europe(a)	1.449010	—	0.013346	1.462356	99	—	1	100
Future Metaverse Tech and Communications(a)	0.061266	—	0.031424	0.092690	66	—	34	100
India 50(a)	0.052047	0.115943	0.021553	0.189543	28	61	11	100
International Developed Property	0.785252	—	—	0.785252	100	—	—	100
International Developed Small Cap Value Factor(a)	1.224068	—	0.077954	1.302022	94	—	6	100
Latin America 40	1.339003	—	—	1.339003	100	—	—	100

(a)
The Fund estimates that it has distributed more than its net investment income and net realized capital gains; therefore, a portion of the distribution may be a return of capital. A return of capital may occur, for example, when some or all of the shareholder's investment in the Fund is returned to the shareholder. A return of capital does not necessarily reflect the
Fund’s investment performance and should not be confused with “yield” or “income”. When distributions exceed total return performance, the difference will incrementally reduce the
Fund’s net asset value per share.

Tailored Shareholder Reports for Open-End Mutual Funds and ETFs
Effective January 24, 2023, the SEC adopted rule and form amendments to require open-end mutual funds and ETFs to transmit concise and visually engaging streamlined annual and semiannual reports to shareholders that highlight key information. Other information, including financial statements, will no longer appear in a streamlined shareholder report but must be available online, delivered free of charge upon request, and filed on a semiannual basis on Form N-CSR. The rule and form amendments have a compliance date of July 24, 2024. At this time, management is evaluating the impact of these amendments on the shareholder reports for the Funds.
Premium/Discount Information
Information on the Fund's net asset value, market price, premiums and discounts, and bid-ask spreads can be found at iShares.com.
Regulation under the Alternative Investment Fund Managers Directive
The Alternative Investment Fund Managers Directive, and its United Kingdom (“UK”) equivalent, (the “AIFMD”) impose detailed and prescriptive obligations on fund managers established in the European Union (the “EU”) and the UK. These do not currently apply to managers established outside of the EU or UK, such as BFA (the “Company”). However, the Company is required to comply with certain disclosure, reporting and transparency obligations of the AIFMD because it has registered the iShares India 50 ETF (the “Fund”) to be marketed to investors in the EU and/or UK.
Report on Remuneration
BlackRock has a clear and well-defined pay-for-performance philosophy, and compensation programs which support that philosophy.
BlackRock operates a total compensation model for remuneration which includes a base salary, which is contractual, and a discretionary bonus scheme. Although all employees are eligible to receive a discretionary bonus, there is no contractual obligation to make a discretionary bonus award to any employees. For senior management and staff who have the ability to materially affect the risk profile of the Fund, a significant percentage of variable remuneration is deferred over time. All employees are subject to a clawback policy.
Remuneration decisions for employees are made once annually in January following the end of the performance year, based on BlackRock’s full-year financial results and other non-financial goals and objectives.  Alongside financial performance, individual total compensation is also based on strategic and operating results and other considerations such as management and leadership capabilities.  No set formulas are established and no fixed benchmarks are used in determining annual incentive awards.
Annual incentive awards are paid from a bonus pool which is reviewed throughout the year by BlackRock's independent compensation committee, taking into account both actual and projected financial information together with information provided by the Enterprise Risk and Regulatory Compliance departments in relation to any activities, incidents or events that warrant consideration in making compensation decisions. Individuals are not involved in setting their own remuneration.
Supplemental Information

Supplemental Information (unaudited) (continued)
Each of the control functions (Enterprise Risk, Legal & Compliance, Finance, Human Resources and Internal Audit) each have their own organizational structures which are independent of the business units and therefore staff members in control functions are remunerated independently of the businesses they oversee. Functional bonus pools for those control functions are determined with reference to the performance of each individual function and the remuneration of the senior members of control functions is directly overseen by BlackRock's independent remuneration committee.
The Company is required under the AIFMD to make quantitative disclosures of remuneration. These disclosures are made in line with BlackRock’s interpretation of currently available regulatory guidance on quantitative remuneration disclosures. As market or regulatory practice develops BlackRock may consider it appropriate to make changes to the way in which quantitative remuneration disclosures are calculated. Where such changes are made, this may result in disclosures in relation to a fund not being comparable to the disclosures made in the prior year, or in relation to other BlackRock fund disclosures in that same year. BlackRock bases its proportionality approach on a combination of factors that it is entitled to take into account based on relevant guidelines.
Remuneration information at an individual AIF level is not readily available.  Disclosures are provided in relation to (a) the staff of the Company; (b) staff who are senior management; (c) staff who have the ability to materially affect the risk profile of the Fund; and (d) staff of companies to which portfolio management and risk management has been formally delegated.
All individuals included in the aggregated figures disclosed are rewarded in line with BlackRock’s remuneration policy for their responsibilities across the relevant BlackRock business area. As all individuals have a number of areas of responsibilities, only the portion of remuneration for those individuals’ services attributable to the Fund is included in the aggregate figures disclosed.
Members of staff and senior management of the Company typically provide both AIFMD and non-AIFMD related services in respect of multiple funds, clients and functions of the Company and across the broader BlackRock group. Conversely, members of staff and senior management of the broader BlackRock group may provide both AIFMD and non-AIFMD related services in respect of multiple funds, clients and functions of the broader BlackRock group and of the Company.  Therefore, the figures disclosed are a sum of individuals’ portion of remuneration attributable to the Company according to an objective apportionment methodology which acknowledges the multiple-service nature of the Company and the broader BlackRock group. Accordingly, the figures are not representative of any individual’s actual remuneration or their remuneration structure.
The amount of the total remuneration awarded to the Company’s staff in respect of the Company’s financial year ending December 31, 2023 was USD 5.43m.  This figure is comprised of fixed remuneration of USD 0.74m and variable remuneration of USD 4.68m. There was a total of 8 beneficiaries of the remuneration described above.
The amount of the aggregate remuneration awarded by the Company in respect of the Company’s financial year ending December 31, 2023, to its senior management was USD 3.66m, and to other members of its staff whose actions potentially have a material impact on the risk profile of the Company or its funds was USD 1.77m.
Disclosures Under the EU Sustainable Finance Disclosure Regulation
The iShares India 50 ETF (the “Fund”) is registered under the Alternative Investment Fund Managers Directive to be marketed to European Union (“EU”) investors, as noted above. As a result, certain disclosures are required under the EU Sustainable Finance Disclosure Regulation (“SFDR”).
The Fund has not been categorized under the SFDR as an “Article 8” or “Article 9” product. In addition, the Fund’s investment strategy does not take into account the criteria for environmentally sustainable economic activities under the EU sustainable investment taxonomy regulation or principal adverse impacts (“PAIs”) on sustainability factors under the SFDR. PAIs are identified under the SFDR as the material impacts of investment decisions on sustainability factors relating to environmental, social and employee matters, respect for human rights, and anti-corruption and anti-bribery matters.

2024 iShares Annual Report to Shareholders

Trustee and Officer Information (unaudited)
The Board of Trustees has responsibility for the overall management and operations of the Funds, including general supervision of the duties performed by BFA and other service providers. Each Trustee serves until he or she resigns, is removed, dies, retires or becomes incapacitated. Each officer shall hold office until his or her successor is elected and qualifies or until his or her death, resignation or removal. Trustees who are not “interested persons” (as defined in the 1940 Act) of the Trust are referred to as independent trustees (“Independent Trustees”).
The registered investment companies advised by BFA or its affiliates (the “BlackRock-advised Funds”) are organized into one complex of open-end equity, multi-asset, index and money market funds and ETFs (the “BlackRock Multi-Asset Complex”), one complex of closed-end funds and open-end non-index fixed-income funds (including ETFs) (the “BlackRock Fixed-Income Complex”) and one complex of ETFs (“Exchange-Traded Fund Complex”) (each, a “BlackRock Fund Complex”). Each Fund is included in the Exchange-Traded Fund Complex. Each Trustee also serves as a Director of iShares, Inc. and a Trustee of iShares U.S. ETF Trust and, as a result, oversees all of the funds within the Exchange-Traded Fund Complex, which consists of 404 funds as of March 31, 2024. With the exception of Stephen Cohen, Robert S. Kapito and Aaron Wasserman, the address of each Trustee and officer is c/o BlackRock, Inc., 400 Howard Street, San Francisco, CA 94105. The address of Mr. Kapito and Mr. Wasserman is c/o BlackRock, Inc., 50 Hudson Yards, New York, NY 10001. The address of Mr. Cohen is c/o BlackRock, Inc., Drapers Gardens, 12 Throgmorton Avenue, London EC2N 2DL United Kingdom. The Board has designated John E. Kerrigan as its Independent Board Chair. Additional information about the Funds’ Trustees and officers may be found in the Funds’ combined Statement of Additional Information, which is available without charge, upon request, by calling toll-free 1-800-iShares (1-800-474-2737).
Interested Trustees
Name (Year of Birth)	Position(s)	Principal Occupation(s) During Past 5 Years	Other Directorships Held by Trustee
Robert S. Kapito(a) (1957)	Trustee (since 2009).
President of BlackRock, Inc. (since 2006); Vice Chairman of BlackRock, Inc. and
Head of BlackRock’s Portfolio Management Group (since its formation in 1998) and
BlackRock, Inc.’s predecessor entities (since 1988); Trustee, University of
Pennsylvania (since 2009); President of Board of Directors, Hope & Heroes
Children’s Cancer Fund (since 2002).
Director of BlackRock, Inc. (since 2006); Director of iShares, Inc. (since 2009); Trustee of iShares U.S. ETF Trust (since 2011).
Stephen Cohen(b) (1975)	Trustee (since 2024).
Senior Managing Director, Head of Global Product Solutions of BlackRock, Inc.
(since 2024); Senior Managing Director, Head of Europe, Middle East and Africa
Regions of BlackRock, Inc. (2021-2024); Head of iShares Index and Wealth in
EMEA of BlackRock, Inc. (2017-2021); Global Head of Fixed Income Indexing of
BlackRock, Inc. (2016-2017); Chief Investment Strategist for International Fixed
Income and iShares of BlackRock, Inc. (2011-2015).
Director of iShares, Inc. (since 2024); Trustee of iShares U.S. ETF Trust (since 2024).
(a) Robert S. Kapito is deemed to be an “interested person” (as defined in the 1940 Act) of the Trust due to his affiliations with BlackRock, Inc. and its affiliates.
(b) Stephen Cohen is deemed to be an "interested person" (as defined in the 1940 Act) of the Trust due to his affiliations with BlackRock, Inc. and its affiliates.

Independent Trustees
Name (Year of Birth)	Position(s)	Principal Occupation(s) During Past 5 Years	Other Directorships Held by Trustee
John E. Kerrigan (1955)	Trustee (since 2005); Independent Board Chair (since 2022).	Chief Investment Officer, Santa Clara University (since 2002).	Director of iShares, Inc. (since 2005); Trustee of iShares U.S. ETF Trust (since 2011); Independent Board Chair of iShares, Inc. and iShares U.S. ETF Trust (since 2022).
Jane D. Carlin (1956)	Trustee (since 2015); Risk Committee Chair (since 2016).
Consultant (since 2012); Member of the Audit Committee (2012-2018), Chair of the
Nominating and Governance Committee (2017-2018) and Director of PHH
Corporation (mortgage solutions) (2012-2018); Managing Director and Global Head of Financial Holding Company Governance & Assurance and the Global Head of
Operational Risk Management of Morgan Stanley (2006-2012).

Director of iShares, Inc. (since 2015); Trustee of
iShares U.S. ETF Trust (since 2015); Member of
the Audit Committee (since 2016), Chair of the
Audit Committee (since 2020) and Director of
The Hanover Insurance Group, Inc. (since 2016).

Richard L. Fagnani (1954)	Trustee (since 2017); Audit Committee Chair (since 2019).	Partner, KPMG LLP (2002-2016); Director of One Generation Away (since 2021).	Director of iShares, Inc. (since 2017); Trustee of iShares U.S. ETF Trust (since 2017).
Trustee and Officer Information

Trustee and Officer Information (unaudited) (continued)
Independent Trustees (continued)
Name (Year of Birth)	Position(s)	Principal Occupation(s) During Past 5 Years	Other Directorships Held by Trustee
Cecilia H. Herbert (1949)	Trustee (since 2005); Nominating and Governance and Equity Plus Committee Chairs (since 2022).
Chair of the Finance Committee (since 2019) and Trustee and Member of the
Finance, Audit and Quality Committees of Stanford Health Care (since 2016);
Trustee of WNET, New York’s public media company (since 2011) and Member of the Audit Committee (since 2018), Investment Committee (since 2011) and
Personnel Committee (since 2022); Member of the Wyoming State Investment
Funds Committee (since 2022); Director of the Jackson Hole Center for the Arts
(since 2021); Trustee of Forward Funds (14 portfolios) (2009-2018); Trustee of
Salient MF Trust (4 portfolios) (2015-2018).
Director of iShares, Inc. (since 2005); Trustee of iShares U.S. ETF Trust (since 2011).
Drew E. Lawton (1959)	Trustee (since 2017); 15(c) Committee Chair (since 2017).	Senior Managing Director of New York Life Insurance Company (2010-2015).	Director of iShares, Inc. (since 2017); Trustee of iShares U.S. ETF Trust (since 2017); Director of Jackson Financial Inc. (since 2021).
John E. Martinez (1961)	Trustee (since 2003); Securities Lending Committee Chair (since 2019).	Director of Real Estate Equity Exchange, Inc. (since 2005); Director of Cloudera Foundation (2017-2020); and Director of Reading Partners (2012-2016).	Director of iShares, Inc. (since 2003); Trustee of iShares U.S. ETF Trust (since 2011).
Madhav V. Rajan (1964)	Trustee (since 2011); Fixed-Income Plus Committee Chair (since 2019).
Dean, and George Pratt Shultz Professor of Accounting, University of Chicago Booth
School of Business (since 2017); Advisory Board Member (since 2016) and Director
(since 2020) of C.M. Capital Corporation; Chair of the Board for the Center for
Research in Security Prices, LLC (since 2020); Robert K. Jaedicke Professor of
Accounting, Stanford University Graduate School of Business (2001-2017);
Professor of Law (by courtesy), Stanford Law School (2005-2017); Senior Associate
Dean for Academic Affairs and Head of MBA Program, Stanford University Graduate
School of Business (2010-2016).
Director of iShares, Inc. (since 2011); Trustee of iShares U.S. ETF Trust (since 2011).

Officers
Name (Year of Birth)	Position(s)	Principal Occupation(s) During Past 5 Years
Jessica Tan (1980)	President (since 2024).
Managing Director of BlackRock, Inc. (since 2015); Head of Global Product Solutions, Americas of BlackRock, Inc. (since 2024) and Head of Sustainable and Transition Solutions of BlackRock, Inc. (2022-2024); Global Head of Corporate Strategy of BlackRock, Inc.
(2019-2022); Chief of Staff to the CEO of BlackRock, Inc. (2017-2019).

Trent Walker (1974)	Treasurer and Chief Financial Officer (since 2020).
Managing Director of BlackRock, Inc. (since 2019); Chief Financial Officer of iShares Delaware Trust Sponsor LLC, BlackRock Funds,
BlackRock Funds II, BlackRock Funds IV, BlackRock Funds V and BlackRock Funds VI (since 2021).

Aaron Wasserman (1974)	Chief Compliance Officer (iShares, Inc. and iShares Trust, since 2023; iShares U.S. ETF Trust, since 2023).
Managing Director of BlackRock, Inc. (since 2018); Chief Compliance Officer of the BlackRock Multi-Asset Complex, the BlackRock
Fixed-Income Complex and the Exchange-Traded Fund Complex (since 2023); Deputy Chief Compliance Officer for the BlackRock
Multi-Asset Complex, the BlackRock Fixed-Income Complex and the Exchange-Traded Fund Complex (2014-2023).

Marisa Rolland (1980)	Secretary (since 2022).	Managing Director of BlackRock, Inc. (since 2023); Director of BlackRock, Inc. (2018-2022).
Rachel Aguirre (1982)	Executive Vice President (since 2022).
Managing Director of BlackRock, Inc. (since 2018); Head of U.S. iShares Product (since 2022); Head of EII U.S. Product Engineering of
BlackRock, Inc. (since 2021); Co-Head of EII’s Americas Portfolio Engineering of BlackRock, Inc. (2020-2021); Head of Developed
Markets Portfolio Engineering of BlackRock, Inc. (2016-2019).

Jennifer Hsui (1976)	Executive Vice President (since 2022).	Managing Director of BlackRock, Inc. (since 2009); Co-Head of Index Equity of BlackRock, Inc. (since 2022).

2024 iShares Annual Report to Shareholders

Trustee and Officer Information (unaudited) (continued)
Officers (continued)
Name (Year of Birth)	Position(s)	Principal Occupation(s) During Past 5 Years
James Mauro (1970)	Executive Vice President (since 2022).	Managing Director of BlackRock, Inc. (since 2010); Head of Fixed Income Index Investments in the Americas and Head of San Francisco Core Portfolio Management of BlackRock, Inc. (since 2020).

Effective July 1, 2023, Aaron Wasserman replaced Charles Park as Chief Compliance Officer.
Effective February 1, 2024, Salim Ramji resigned as Trustee of the Trust.
Effective March 5, 2024, Stephen Cohen replaced Salim Ramji as Trustee of the Trust.
Effective March 5, 2024, Dominik Rohé resigned as President of the Trust.
Effective March 5, 2024, Jessica Tan replaced Dominik Rohé as President of the Trust.
Effective April 8, 2024, Laura Fergerson was appointed as Trustee of the Trust.
Effective April 8, 2024, James Lam was appointed as Trustee of the Trust.
Trustee and Officer Information

General Information
Electronic Delivery
Shareholders can sign up for e-mail notifications announcing that the shareholder report or prospectus has been posted on the iShares website at iShares.com. Once you have enrolled, you will no longer receive prospectuses and shareholder reports in the mail.
To enroll in electronic delivery:
 • Go to icsdelivery.com.
 • If your brokerage firm is not listed, electronic delivery may not be available. Please contact your broker-dealer or financial advisor.
Householding
Householding is an option available to certain fund investors. Householding is a method of delivery, based on the preference of the individual investor, in which a single copy of certain shareholder documents and Rule 30e-3 notices can be delivered to investors who share the same address, even if their accounts are registered under different names. Please contact your broker-dealer if you are interested in enrolling in householding and receiving a single copy of prospectuses and other shareholder documents, or if you are currently enrolled in householding and wish to change your householding status.
Availability of Quarterly Schedule of Investments
The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to their reports on Form N-PORT. The Funds’ Forms N-PORT are available on the SEC’s website at sec.gov.  Additionally, each Fund makes its portfolio holdings for the first and third quarters of each fiscal year available at iShares.com/fundreports.
Availability of Proxy Voting Policies and Proxy Voting Records
A description of the policies and procedures that the iShares Funds use to determine how to vote proxies relating to portfolio securities and information about how the iShares Funds voted proxies relating to portfolio securities during the most recent twelve-month period ending June 30 is available without charge, upon request (1) by calling toll-free 1-800-474-2737; (2) on the iShares website at iShares.com; and (3) on the SEC website at sec.gov.
A description of the Trust’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the Fund Prospectus. The Fund discloses its portfolio holdings daily and provides information regarding its top holdings in Fund fact sheets at iShares.com.

2024 iShares Annual Report to Shareholders

Glossary of Terms Used in this Report

Portfolio Abbreviation
ADR	American Depositary Receipt
NVDR	Non-Voting Depositary Receipt
NVS	Non-Voting Shares
PJSC	Public Joint Stock Company
REIT	Real Estate Investment Trust
Glossary of Terms Used in this Report

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Want to know more?
iShares.com | 1-800-474-2737
This report is intended for the Funds’ shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current prospectus.
Investing involves risk, including possible loss of principal.
The iShares Funds are distributed by BlackRock Investments, LLC (together with its affiliates, “BlackRock”).
The iShares Funds are not sponsored, endorsed, issued, sold or promoted by ICE Data Indices, LLC, FTSE International Limited, India Index Services & Products Ltd., Morningstar Inc. or S&P Dow Jones Indices LLC, nor do these companies make any representation regarding the advisability of investing in the iShares Funds. BlackRock is not affiliated with the companies listed above.
©2024 BlackRock, Inc. All rights reserved. iSHARES and BLACKROCK are registered trademarks of BlackRock, Inc. or its subsidiaries. All other marks are the property of their respective owners.
iS-AR-304-0324

March 31, 2024

2024 Annual Report

iShares Trust
• iShares JPX-Nikkei 400 ETF | JPXN | NYSE Arca

The Markets in Review
 Rob Kapito
President, BlackRock Inc.

Dear Shareholder,
The combination of continued economic growth and cooling inflation provided a supportive backdrop for investors during the 12-month reporting period ended March 31, 2024. Higher interest rates helped to rein in inflation, and the Consumer Price Index decelerated substantially while remaining above pre-pandemic levels. A moderating labor market helped ease inflationary pressure, although wages continued to grow. Wage and job growth powered robust consumer spending, backstopping the economy. On October 7, 2023, Hamas launched a horrific attack on Israel. The ensuing war has had a significant humanitarian impact and could lead to heightened economic and market volatility. We see geopolitics as a structural market risk going forward. See our geopolitical risk dashboard at blackrock.com for more details.
Equity returns were robust during the period, as interest rates stabilized and the economy proved to be more resilient than many investors expected. The U.S. economy continued to show strength, and growth further accelerated in the second half of 2023. Large-capitalization U.S. stocks posted particularly substantial gains, supported by the performance of a few notable technology companies, while small-capitalization U.S. stocks’ advance was slower but still robust. Meanwhile, international developed market equities also gained strongly, while emerging market stocks advanced at a more modest pace.
The 10-year U.S. Treasury yield rose during the reporting period, as investors reacted to elevated inflation and attempted to anticipate future interest rate changes. However, higher yields drove positive returns overall for 10-year U.S. Treasuries and solid gains in shorter-duration U.S. Treasuries. The corporate bond market benefited from improving economic sentiment, although high-yield corporate bond prices fared significantly better than investment-grade bonds as demand from yield-seeking investors remained strong.
The U.S. Federal Reserve (the “Fed”), attempting to manage persistent inflation, raised interest rates twice during the 12-month period, but paused its tightening after its July meeting. The Fed also continued to reduce its balance sheet by not replacing some of the securities that reach maturity.
Supply constraints appear to have become an embedded feature of the new macroeconomic environment, making it difficult for developed economies to increase production without sparking higher inflation. Geopolitical fragmentation and an aging population risk further exacerbating these constraints, keeping the labor market tight and wage growth high. Although the Fed has stopped tightening for now, we believe that the new economic regime means that the Fed will need to maintain high rates for an extended period despite the market’s hopes for rapid interest rate cuts, as reflected in the ongoing rally. In this new regime, we anticipate greater volatility and dispersion of returns, creating more opportunities for selective portfolio management.
Looking at developed market stocks, we have an overweight stance on U.S. stocks overall, particularly given the promise of emerging AI technologies. We are also overweight Japanese stocks as shareholder-friendly policies generate increased investor interest, although we maintain an underweight stance on European stocks. In credit, there are selective opportunities in the near term despite tighter credit and financial conditions. For fixed income investing with a six- to twelve-month horizon, we see the most attractive investments in short-term U.S. Treasuries and hard-currency emerging market bonds.
Overall, our view is that investors need to think globally, position themselves to be prepared for a decarbonizing economy, and be nimble as market conditions change. We encourage you to talk with your financial advisor and visit iShares.com for further insight about investing in today’s markets.

Rob Kapito
President, BlackRock Inc.

Total Returns as of March 31, 2024
	6-Month	12-Month
U.S. large cap equities (S&P 500® Index)	23.48%	29.88%
U.S. small cap equities (Russell 2000® Index)	19.94	19.71
International equities (MSCI Europe, Australasia, Far East Index)	16.81	15.32
Emerging market equities (MSCI Emerging Markets Index)	10.42	8.15
3-month Treasury bills (ICE BofA 3-Month U.S. Treasury Bill Index)	2.68	5.24
U.S. Treasury securities (ICE BofA 10-Year U.S. Treasury Index)	4.88	(2.44)
U.S. investment grade bonds (Bloomberg U.S. Aggregate Bond Index)	5.99	1.70
Tax-exempt municipal bonds (Bloomberg Municipal Bond Index)	7.48	3.13
U.S. high yield bonds (Bloomberg U.S. Corporate High Yield 2% Issuer Capped Index)	8.73	11.15
Past performance is not an indication of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.
2This Page is not Part of Your Fund Report

Market Overview
iShares Trust
Global Market Overview
Global equity markets advanced during the 12 months ended March 31, 2024 (“reporting period”), supported by continued economic growth and moderating inflation in most parts of the world. The MSCI ACWI, a broad global equity index that includes both developed and emerging markets, returned 23.22% in U.S. dollar terms for the reporting period. Despite concerns about the impact of higher interest rates and rising prices, the global economy was resilient, posting moderate growth in 2023 at a similar pace to the prior year. Inflation began to subside in most regions of the world, as stabilizing energy prices and improved supply chains reduced pressure on consumers. However, geopolitical tensions were high during the reporting period, raising concerns about global economic disruptions from wars in Ukraine and Gaza. Following a terrorist attack on Israel by Hamas, Israel’s retaliation in Gaza and the resulting humanitarian impact raised tensions in the region, leading to counterstrikes between Israel, the U.S., and regional militant organizations. The events raised concerns among market participants that further escalation could lead to a broad regional war.
Among developed economies, the U.S. stood out, growing at a robust pace in 2023 despite elevated interest rates and persistent inflation. The U.S. consumer helped to power the expansion, as consumer spending continued to grow in both nominal and real (inflation-adjusted) terms. A strong labor market bolstered consumer spending, as employers continued to add jobs and average hourly wages increased notably. Consumer spending was also supported by higher asset values, as both home prices and strong equity performance increased household net worth. While improved supply chains eased goods inflation, the tight labor market kept labor costs near record highs, and growing services inflation was a significant driver of inflation’s overall persistence.
To counteract inflation, the U.S. Federal Reserve Bank (“Fed”) raised interest rates twice early in the reporting period, reaching the highest level since 2001. However, the Fed paused its interest rate increases thereafter as inflation edged down, keeping interest rates steady following its July 2023 meeting. The Fed also continued to decrease the size of its balance sheet by reducing the store of U.S. Treasuries it had accumulated to stabilize markets in the early phases of the coronavirus pandemic. Projections released by the Fed late in the reporting period included several interest rate decreases later in 2024, as it forecast that inflation would continue to moderate despite the robust economy.
European stocks posted strong gains as energy prices stabilized and inflation decelerated sharply. While growth in the Eurozone was nearly flat, the tepid economy meant that consumer spending was moderate, resulting in less upward pressure on prices. The European Central Bank (“ECB”) raised interest rates four times in the first half of the reporting period but declined to increase interest rates thereafter, citing progress in lowering inflation.
Asia-Pacific region stocks also advanced, albeit at a slower pace than other regions of the world. Japan returned to moderate growth in the fourth quarter of 2023 following a contraction in the third quarter. Solid exports, rising profits, and a series of corporate reforms bolstered Japanese equities. However, Chinese stocks were negatively impacted by investor concerns about government regulations and rising geopolitical tensions with the U.S. Meanwhile, emerging market stocks gained, helped by the pausing of interest rate increases from the Fed and the ECB. Stocks in India advanced significantly amid strong economic growth and robust corporate earnings, as India’s expanding middle class bolstered consumer spending.
4
2024 iShares Annual Report to Shareholders

Fund Summary as of March 31, 2024
iShares® JPX-Nikkei 400 ETF
Investment Objective
The iShares JPX-Nikkei 400 ETF  (the “Fund”) seeks to track the investment results of a broad-based benchmark composed of Japanese equities, as represented by the JPX-Nikkei Index 400 (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.
Performance
	Average Annual Total Returns			Cumulative Total Returns
	1 Year	5 Years	10 Years	1 Year	5 Years	10 Years
Fund NAV	22.72%	7.06%	6.20%	22.72%	40.63%	82.51%
Fund Market	22.82	7.02	6.32	22.82	40.39	84.51
Index	23.63	7.33	6.54	23.63	42.44	88.37
GROWTH OF $10,000 INVESTMENT
(AT NET ASSET VALUE)

Index performance through September 3, 2015 reflects the performance of the S&P/TOPIX 150TM. Index performance beginning on September 4, 2015 reflects the performance of the JPX-Nikkei Index 400.
Past performance is not an indication of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” for more information.
Expense Example
Actual			Hypothetical 5% Return
Beginning Account Value (10/01/23)	Ending Account Value (03/31/24)	Expenses Paid During the Period(a)	Beginning Account Value (10/01/23)	Ending Account Value (03/31/24)	Expenses Paid During the Period(a)	Annualized Expense Ratio
$1,000.00	$1,190.60	$2.63	$1,000.00	$1,022.60	$2.43	0.48%

(a)
Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period shown). Other fees, such as brokerage commissions and other fees to financial intermediaries, may be paid which are not reflected in the tables and examples above. See “Disclosure of Expenses”
for more information.

Fund Summary
5

Fund Summary as of March 31, 2024  (continued)
iShares® JPX-Nikkei 400 ETF
Portfolio Management Commentary
Japanese equities advanced during the reporting period amid an improved economic environment. Japan’s economy returned to modest growth in the fourth quarter of 2023 and the country’s exports increased even as the Bank of Japan (“BOJ”) raised interest rates for the first time in 17 years. Robust corporate earnings and a depreciation in the Japanese yen further supported equity gains.
Japan’s industrials sector contributed the most to the Index’s performance, led by the trading companies and distributors industry. Companies in the industry with business segments tied to commodities reported significant profit gains in the wake of surging energy prices. These higher profits, derived in part from natural gas operations, enabled stock repurchases that boosted investor sentiment. The Japanese machinery industry also advanced, as manufacturers of defense equipment benefited from increased defense spending by Japan to counter potential threats from China and North Korea.
The financials sector contributed significantly to the Index’s performance, as the banking industry posted strong gains amid shifting policy from the BOJ. In addition to raising interest rates, the BOJ altered its yield curve control policy (which it used to keep bond prices within a designated range), allowing bond yields to rise. The higher interest rates benefited Japanese banks by increasing their yields on deposits. Higher bond yields also drove gains in the Japanese insurance industry, as interest earned on bonds represents an important source of income for insurers.
The Japanese information technology sector also contributed, led by semiconductor materials and equipment companies, as growing adoption of artificial intelligence drove higher demand for semiconductor manufacturing hardware. Greater demand from China for chipmaking tools amid U.S. export restrictions on the industry also played a key role in the industry’s gains.
Portfolio Information
SECTOR ALLOCATION
Sector	Percent of Total Investments(a)
Industrials	24.5%
Information Technology	15.0
Consumer Discretionary	13.9
Financials	12.4
Health Care	8.4
Communication Services	8.1
Consumer Staples	6.5
Materials	5.9
Real Estate	2.9
Utilities	1.2
Energy	1.2
TEN LARGEST HOLDINGS
Security	Percent of Total Investments(a)
Tokyo Electron Ltd.	2.4%
Toyota Motor Corp.	2.1
Mitsubishi Corp.	2.0
Hitachi Ltd.	1.9
Shin-Etsu Chemical Co. Ltd.	1.9
Recruit Holdings Co. Ltd.	1.8
Mitsubishi UFJ Financial Group Inc.	1.8
Mitsui & Co. Ltd.	1.8
Sumitomo Mitsui Financial Group Inc.	1.7
Tokio Marine Holdings Inc.	1.6

(a)	Excludes money market funds.
6
2024 iShares Annual Report to Shareholders

About Fund Performance
Past performance is not an indication of future results. Financial markets have experienced extreme volatility and trading in many instruments has been disrupted. These circumstances may continue for an extended period of time and may continue to affect adversely the value and liquidity of the Fund’s investments. As a result, current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end is available at iShares.com. Performance results assume reinvestment of all dividends and capital gain distributions and do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. The investment return and principal value of shares will vary with changes in market conditions. Shares may be worth more or less than their original cost when they are redeemed or sold in the market. Performance for certain funds may reflect a waiver of a portion of investment advisory fees. Without such a waiver, performance would have been lower.
Net asset value or “NAV” is the value of one share of a fund as calculated in accordance with the standard formula for valuing mutual fund shares.  Beginning August 10, 2020, the price used to calculate market return (“Market Price”) is the closing price. Prior to August 10, 2020, Market Price was determined using the midpoint between the highest bid and the lowest ask on the primary stock exchange on which shares of a fund are listed for trading, as of the time that such fund’s NAV is calculated. Market and NAV returns assume that dividends and capital gain distributions have been reinvested at Market Price and NAV, respectively.
An index is a statistical composite that tracks a specified financial market or sector. Unlike a fund, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by a fund. These expenses negatively impact fund performance. Also, index returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, index returns would be lower.
Disclosure of Expenses
Shareholders of the Fund may incur the following charges: (1) transactional expenses, including brokerage commissions on purchases and sales of fund shares and (2) ongoing expenses, including management fees and other fund expenses. The expense example shown (which is based on a hypothetical investment of $1,000 invested at the beginning of the period and held through the end of the period) is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other funds.
The expense example provides information about actual account values and actual expenses. Annualized expense ratios reflect contractual and voluntary fee waivers, if any. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number under the heading entitled “Expenses Paid During the Period.”
The expense example also provides information about hypothetical account values and hypothetical expenses based on a fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in the Fund and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
The expenses shown in the expense example are intended to highlight shareholders’ ongoing costs only and do not reflect any transactional expenses, such as brokerage commissions and other fees paid on purchases and sales of fund shares. Therefore, the hypothetical example is useful in comparing ongoing expenses only and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.
About Fund Performance/Disclosure of Expenses
7

Schedule of Investments
March 31, 2024
iShares® JPX-Nikkei 400 ETF
(Percentages shown are based on Net Assets)

Security	Shares	Value
Common Stocks
Air Freight & Logistics — 0.4%
AZ-COM MARUWA Holdings Inc.	800	$7,164
Mitsui-Soko Holdings Co. Ltd.	800	24,718
Nippon Express Holdings Inc.	1,600	81,672
Sankyu Inc.	800	27,534
SBS Holdings Inc.	800	13,673
Senko Group Holdings Co. Ltd.	2,400	17,982
SG Holdings Co. Ltd.	8,000	101,312
Yamato Holdings Co. Ltd.	6,400	92,112
		366,167
Automobile Components — 2.6%
Aisin Corp.	4,000	163,451
Bridgestone Corp.	13,600	602,748
Denso Corp.	39,400	754,576
Koito Manufacturing Co. Ltd.	4,800	64,702
KYB Corp.	700	23,754
Nifco Inc./Japan	1,600	40,259
Niterra Co. Ltd.	4,000	132,799
Sumitomo Electric Industries Ltd.	18,400	285,114
Sumitomo Rubber Industries Ltd.	4,800	59,174
Toyo Tire Corp.	2,400	45,352
Toyoda Gosei Co. Ltd.	1,600	35,289
Toyota Boshoku Corp.	2,400	40,898
Yokohama Rubber Co. Ltd. (The)	2,400	64,734
		2,312,850
Automobiles — 5.1%
Honda Motor Co. Ltd.	112,000	1,385,853
Isuzu Motors Ltd.	13,600	183,837
Mazda Motor Corp.	16,000	185,433
Subaru Corp.	15,200	344,247
Suzuki Motor Corp.	35,200	401,888
Toyota Motor Corp.	73,620	1,860,742
Yamaha Motor Co. Ltd.	21,600	198,970
		4,560,970
Banks — 6.2%
Chiba Bank Ltd. (The)	13,600	113,168
Concordia Financial Group Ltd.	25,600	128,671
Fukuoka Financial Group Inc.	4,000	106,781
Mebuki Financial Group Inc.	23,200	76,227
Mitsubishi UFJ Financial Group Inc.	155,200	1,579,020
Mizuho Financial Group Inc.	64,050	1,266,608
Resona Holdings Inc.	55,200	340,278
Seven Bank Ltd.	15,200	29,478
Sumitomo Mitsui Financial Group Inc.	26,400	1,543,679
Sumitomo Mitsui Trust Holdings Inc.	17,608	379,392
		5,563,302
Beverages — 0.9%
Asahi Group Holdings Ltd.	11,200	411,262
Kirin Holdings Co. Ltd.	20,000	278,126
Suntory Beverage & Food Ltd.	3,200	108,240
Takara Holdings Inc.	3,200	23,051
		820,679
Biotechnology — 0.0%
PeptiDream Inc.(a)	2,400	22,531
Takara Bio Inc.	1,600	10,313
		32,844
Broadline Retail — 0.5%
ASKUL Corp.	800	11,649
Izumi Co. Ltd.	800	18,352
Pan Pacific International Holdings Corp.	10,400	275,618
Security	Shares	Value
Broadline Retail (continued)
Ryohin Keikaku Co. Ltd.	5,600	$91,645
Seria Co. Ltd.	1,600	31,629
		428,893
Building Products — 1.3%
AGC Inc.	4,000	145,129
Daikin Industries Ltd.	6,000	819,244
Nichias Corp.	800	21,376
Sanwa Holdings Corp.	4,800	83,926
TOTO Ltd.	3,200	89,712
		1,159,387
Capital Markets — 1.5%
Daiwa Securities Group Inc.	36,800	279,987
JAFCO Group Co. Ltd.(a)	1,600	19,786
Japan Exchange Group Inc.	12,000	325,026
Monex Group Inc.	4,800	28,591
Nomura Holdings Inc.	80,000	512,041
SBI Holdings Inc.	7,200	188,857
		1,354,288
Chemicals — 4.5%
ADEKA Corp.	1,600	33,783
Aica Kogyo Co. Ltd.	1,600	39,145
Air Water Inc.	4,800	75,103
Asahi Kasei Corp.	29,600	217,065
Daicel Corp.	6,400	63,177
Denka Co. Ltd.	1,600	24,947
Fujimi Inc.	800	18,356
Fuso Chemical Co. Ltd.	800	24,423
Kansai Paint Co. Ltd.	4,800	68,751
KH Neochem Co. Ltd.	800	12,115
Kuraray Co. Ltd.	7,200	77,122
Mitsubishi Chemical Group Corp.	35,200	214,518
Mitsubishi Gas Chemical Co. Inc.	4,000	67,099
Mitsui Chemicals Inc.	4,000	117,344
Nippon Paint Holdings Co. Ltd.	25,600	184,248
Nippon Sanso Holdings Corp.	4,800	150,603
Nissan Chemical Corp.	2,400	90,903
Nitto Denko Corp.	3,200	292,614
NOF Corp.	4,800	65,737
Shin-Etsu Chemical Co. Ltd.	38,400	1,684,297
Sumitomo Bakelite Co. Ltd.	1,600	48,216
Sumitomo Chemical Co. Ltd.	35,200	76,268
Taiyo Holdings Co. Ltd.	800	17,627
Tokuyama Corp.	1,600	28,018
Tokyo Ohka Kogyo Co. Ltd.	2,400	72,793
Toray Industries Inc.	32,000	153,660
Tosoh Corp.	6,400	86,968
Zeon Corp.	3,200	27,874
		4,032,774
Commercial Services & Supplies — 0.5%
Aeon Delight Co. Ltd.	800	18,574
Japan Elevator Service Holdings Co. Ltd.	1,600	26,126
Pilot Corp.	800	20,791
Secom Co. Ltd.	4,800	348,254
Sohgo Security Services Co. Ltd.	8,000	43,438
		457,183
Construction & Engineering — 1.1%
COMSYS Holdings Corp.	2,400	56,243
EXEO Group Inc.	4,800	51,006
Hazama Ando Corp.	4,000	31,151
INFRONEER Holdings Inc.	5,600	53,747
Kajima Corp.	10,400	213,457
8
2024 iShares Annual Report to Shareholders

Schedule of Investments (continued)
March 31, 2024
iShares® JPX-Nikkei 400 ETF
(Percentages shown are based on Net Assets)
Security	Shares	Value
Construction & Engineering (continued)
Kandenko Co. Ltd.	2,400	$27,397
Kyudenko Corp.	800	33,188
MIRAIT ONE corp.	2,400	29,584
Obayashi Corp.	16,800	199,759
Shimizu Corp.	13,600	87,825
SHO-BOND Holdings Co. Ltd.	800	33,631
Taisei Corp.	4,000	145,796
		962,784
Consumer Finance — 0.1%
Acom Co. Ltd.	8,000	21,298
AEON Financial Service Co. Ltd.	2,400	21,881
Jaccs Co. Ltd.	800	29,062
Orient Corp.	1,100	7,781
		80,022
Consumer Staples Distribution & Retail — 1.6%
Cosmos Pharmaceutical Corp.	800	75,862
Create SD Holdings Co. Ltd.	800	17,423
Kobe Bussan Co. Ltd.	4,000	98,013
Kusuri no Aoki Holdings Co. Ltd.	1,600	32,978
Lawson Inc.	800	54,655
Life Corp.	800	20,523
MatsukiyoCocokara & Co.	9,600	154,146
Seven & i Holdings Co. Ltd.	52,800	769,607
Sugi Holdings Co. Ltd.	2,400	40,986
Sundrug Co. Ltd.	1,600	49,672
Tsuruha Holdings Inc.	800	57,087
Welcia Holdings Co. Ltd.	2,400	40,810
Yaoko Co. Ltd.	800	48,104
		1,459,866
Containers & Packaging — 0.0%
Rengo Co. Ltd.	4,000	30,492
Distributors — 0.0%
PALTAC Corp.	800	21,270
Diversified Telecommunication Services — 1.3%
Internet Initiative Japan Inc.	2,400	44,814
Nippon Telegraph & Telephone Corp.	911,200	1,085,332
U-Next Holdings Co. Ltd.	800	27,412
		1,157,558
Electric Utilities — 0.5%
Chubu Electric Power Co. Inc.	17,600	230,140
Kansai Electric Power Co. Inc. (The)	18,400	262,546
		492,686
Electrical Equipment — 1.7%
Fuji Electric Co. Ltd.	3,200	214,734
Mitsubishi Electric Corp.	54,400	910,599
Nidec Corp.	10,400	431,280
		1,556,613
Electronic Equipment, Instruments & Components — 4.5%
Anritsu Corp.	3,200	25,902
Azbil Corp.	3,200	88,531
Canon Marketing Japan Inc.	800	23,570
Daiwabo Holdings Co. Ltd.	2,400	40,179
Dexerials Corp.	1,600	69,744
Hamamatsu Photonics KK	4,000	141,025
Hirose Electric Co. Ltd.	800	82,208
Horiba Ltd.	800	83,112
Ibiden Co. Ltd.	2,400	107,488
Kaga Electronics Co. Ltd.	800	34,014
Keyence Corp.	2,544	1,181,080
Security	Shares	Value
Electronic Equipment, Instruments & Components (continued)
Kyocera Corp.	30,400	$407,697
Macnica Holdings Inc.	800	39,215
Murata Manufacturing Co. Ltd.	44,000	822,906
Omron Corp.	4,000	143,228
Shimadzu Corp.	6,400	178,266
Taiyo Yuden Co. Ltd.	2,400	56,819
TDK Corp.	8,000	392,864
Yokogawa Electric Corp.	5,600	128,964
		4,046,812
Entertainment — 2.3%
Capcom Co. Ltd.	9,600	179,847
GungHo Online Entertainment Inc.	1,690	27,047
Koei Tecmo Holdings Co. Ltd.	3,280	34,955
Konami Group Corp.	1,600	108,990
Nexon Co. Ltd.	11,200	186,161
Nintendo Co. Ltd.	25,600	1,396,854
Square Enix Holdings Co. Ltd.	2,400	92,558
Toho Co. Ltd.	2,400	79,693
		2,106,105
Financial Services — 1.1%
Fuyo General Lease Co. Ltd.	800	71,172
GMO Payment Gateway Inc.	800	51,813
Mitsubishi HC Capital Inc.	20,800	145,072
Mizuho Leasing Co. Ltd.	4,000	29,484
ORIX Corp.	28,800	629,906
Tokyo Century Corp.	3,200	33,327
Zenkoku Hosho Co. Ltd.	800	28,659
		989,433
Food Products — 1.6%
Ajinomoto Co. Inc.	11,200	418,248
Calbee Inc.	2,400	54,094
Kikkoman Corp.	16,000	205,352
MEIJI Holdings Co. Ltd.	5,600	122,263
Morinaga & Co. Ltd.	1,600	27,464
Morinaga Milk Industry Co. Ltd.	1,600	32,733
NH Foods Ltd.	1,600	53,574
Nichirei Corp.	2,400	64,550
Nissin Foods Holdings Co. Ltd.	4,800	132,327
Nissui Corp.	6,400	40,127
Toyo Suisan Kaisha Ltd.	2,400	146,750
Yakult Honsha Co. Ltd.	6,400	130,806
		1,428,288
Gas Utilities — 0.6%
Nippon Gas Co. Ltd.	2,400	40,421
Osaka Gas Co. Ltd.	9,600	215,962
Tokyo Gas Co. Ltd.	10,400	236,421
		492,804
Health Care Equipment & Supplies — 2.8%
Asahi Intecc Co. Ltd.	5,600	98,111
Hoya Corp.	9,600	1,200,680
Jeol Ltd.	800	33,141
Nakanishi Inc.	800	12,554
Nihon Kohden Corp.	2,400	63,728
Olympus Corp.	29,600	426,190
Sysmex Corp.	12,000	214,139
Terumo Corp.	27,200	497,723
		2,546,266
Health Care Providers & Services — 0.2%
Alfresa Holdings Corp.	4,800	69,752
BML Inc.	800	15,413
Schedule of Investments
9

Schedule of Investments (continued)
March 31, 2024
iShares® JPX-Nikkei 400 ETF
(Percentages shown are based on Net Assets)
Security	Shares	Value
Health Care Providers & Services (continued)
H.U. Group Holdings Inc.	1,600	$26,056
Medipal Holdings Corp.	5,600	85,700
Ship Healthcare Holdings Inc.	1,600	22,101
		219,022
Health Care Technology — 0.2%
M3 Inc.	9,600	138,157
Hotels, Restaurants & Leisure — 0.3%
Food & Life Companies Ltd.	2,400	46,060
McDonald's Holdings Co. Japan Ltd.	3,200	143,895
Zensho Holdings Co. Ltd.	2,400	99,804
		289,759
Household Durables — 2.8%
Haseko Corp.	4,000	49,498
Iida Group Holdings Co. Ltd.	4,800	62,119
Open House Group Co. Ltd.	1,600	51,749
Panasonic Holdings Corp.	57,600	549,721
Pressance Corp.	800	9,363
Rinnai Corp.	2,400	55,090
Sekisui Chemical Co. Ltd.	9,600	140,454
Sekisui House Ltd.	14,400	327,998
Sony Group Corp.	13,400	1,149,060
Sumitomo Forestry Co. Ltd.	4,000	129,846
		2,524,898
Household Products — 0.5%
Lion Corp.	6,400	57,214
Pigeon Corp.	3,200	30,832
Unicharm Corp.	10,400	331,097
		419,143
Independent Power and Renewable Electricity Producers — 0.1%
Electric Power Development Co. Ltd.	4,000	65,668
eRex Co. Ltd.(a)(b)	800	3,653
RENOVA Inc.(a)	1,600	13,145
West Holdings Corp.	800	15,172
		97,638
Industrial Conglomerates — 2.0%
Hikari Tsushin Inc.	600	112,843
Hitachi Ltd.	18,900	1,727,090
		1,839,933
Insurance — 3.4%
Dai-ichi Life Holdings Inc.	23,200	591,705
MS&AD Insurance Group Holdings Inc.	31,200	550,915
Sompo Holdings Inc.	21,600	452,737
Tokio Marine Holdings Inc.	46,400	1,454,466
		3,049,823
Interactive Media & Services — 0.2%
Kakaku.com Inc.	3,200	38,820
LY Corp.	68,800	174,268
		213,088
IT Services — 2.9%
BIPROGY Inc.	1,600	47,552
Change Holdings Inc.(b)	800	6,786
Digital Garage Inc.	800	17,403
DTS Corp.	800	20,912
Fujitsu Ltd.	48,000	768,192
GMO internet group Inc.	1,600	28,991
NEC Corp.	6,400	467,234
NEC Networks & System Integration Corp.	1,600	26,638
NET One Systems Co. Ltd.	1,600	28,125
Nomura Research Institute Ltd.	10,464	295,595
Security	Shares	Value
IT Services (continued)
NS Solutions Corp.	800	$26,105
NSD Co. Ltd.	1,600	30,939
NTT Data Group Corp.	12,800	203,494
Obic Co. Ltd.	1,600	241,682
Otsuka Corp.	4,800	101,848
SCSK Corp.	3,200	59,481
SHIFT Inc.(a)(b)	500	79,686
TIS Inc.	5,600	120,153
		2,570,816
Leisure Products — 0.8%
Bandai Namco Holdings Inc.	12,800	237,506
Sankyo Co. Ltd.	8,000	87,390
Sega Sammy Holdings Inc.	4,000	49,408
Shimano Inc.	1,800	267,774
Yamaha Corp.	3,200	69,071
		711,149
Machinery — 6.3%
Amada Co. Ltd.	8,000	91,618
Daifuku Co. Ltd.	8,000	191,755
DMG Mori Co. Ltd.	3,200	84,596
Ebara Corp.	1,600	145,617
FANUC Corp.	23,200	647,198
Fuji Corp./Aichi	2,400	42,425
Hitachi Construction Machinery Co. Ltd.	1,600	48,274
Hoshizaki Corp.	2,400	87,568
IHI Corp.	3,200	85,542
Komatsu Ltd.	22,400	662,833
Kubota Corp.	25,600	401,657
Makita Corp.	5,600	159,155
MINEBEA MITSUMI Inc.	8,000	156,921
MISUMI Group Inc.	8,000	111,448
Mitsubishi Heavy Industries Ltd.	88,000	842,040
Miura Co. Ltd.	1,600	31,008
Nabtesco Corp.	3,200	53,646
NGK Insulators Ltd.	5,600	75,300
Organo Corp.	800	39,672
SMC Corp.	1,600	902,656
Sumitomo Heavy Industries Ltd.	3,200	100,765
Takeuchi Manufacturing Co. Ltd.	800	32,069
Toyota Industries Corp.	4,000	418,524
Yaskawa Electric Corp.	5,600	238,418
		5,650,705
Marine Transportation — 0.9%
Kawasaki Kisen Kaisha Ltd.	12,000	161,365
Mitsui OSK Lines Ltd.	10,400	317,269
Nippon Yusen KK	13,600	373,375
		852,009
Media — 0.2%
CyberAgent Inc.	11,200	81,454
Hakuhodo DY Holdings Inc.	6,400	57,687
Kadokawa Corp.	2,400	42,169
		181,310
Metals & Mining — 1.2%
ARE Holdings Inc.	1,600	20,325
Daiki Aluminium Industry Co. Ltd.	800	6,486
Dowa Holdings Co. Ltd.	1,100	38,013
JFE Holdings Inc.	13,600	225,401
Maruichi Steel Tube Ltd.	1,600	42,722
Mitsui Mining & Smelting Co. Ltd.	1,600	49,037
Nippon Steel Corp.	22,400	539,044
Sumitomo Metal Mining Co. Ltd.	5,600	167,218
10
2024 iShares Annual Report to Shareholders

Schedule of Investments (continued)
March 31, 2024
iShares® JPX-Nikkei 400 ETF
(Percentages shown are based on Net Assets)
Security	Shares	Value
Metals & Mining (continued)
Tokyo Steel Manufacturing Co. Ltd.	1,600	$17,545
		1,105,791
Oil, Gas & Consumable Fuels — 1.2%
Cosmo Energy Holdings Co. Ltd.	1,600	80,351
ENEOS Holdings Inc.	76,000	366,157
Idemitsu Kosan Co. Ltd.	28,000	191,972
Inpex Corp.	24,000	364,828
Itochu Enex Co. Ltd.	1,600	16,478
Iwatani Corp.	800	43,146
		1,062,932
Paper & Forest Products — 0.1%
Oji Holdings Corp.	20,000	83,028
Personal Care Products — 1.0%
Kao Corp.	11,200	418,524
Kobayashi Pharmaceutical Co. Ltd.	1,600	51,918
Kose Corp.	800	42,871
Rohto Pharmaceutical Co. Ltd.	4,800	93,263
Shiseido Co. Ltd.	10,400	285,381
		891,957
Pharmaceuticals — 5.1%
Astellas Pharma Inc.	42,440	455,922
Chugai Pharmaceutical Co. Ltd.	15,200	580,874
Daiichi Sankyo Co. Ltd.	36,809	1,171,221
Eisai Co. Ltd.	5,600	230,657
JCR Pharmaceuticals Co. Ltd.	1,600	9,083
Kyowa Kirin Co. Ltd.	5,600	100,750
Nippon Shinyaku Co. Ltd.	800	23,754
Ono Pharmaceutical Co. Ltd.	10,400	170,403
Otsuka Holdings Co. Ltd.	10,400	431,998
Shionogi & Co. Ltd.	6,400	327,051
Takeda Pharmaceutical Co. Ltd.	37,600	1,045,802
		4,547,515
Professional Services — 2.3%
BayCurrent Consulting Inc.	4,000	78,626
Bell System24 Holdings Inc.	800	8,309
Benefit One Inc.(a)(b)	1,600	22,893
Dip Corp.	800	14,627
Fullcast Holdings Co. Ltd.	800	7,651
MEITEC Group Holdings Inc.	1,600	30,935
Nihon M&A Center Holdings Inc.	8,000	50,929
Persol Holdings Co. Ltd.	50,400	70,496
Recruit Holdings Co. Ltd.	36,800	1,630,451
SMS Co. Ltd.	1,600	27,517
TechnoPro Holdings Inc.	3,200	64,090
Transcosmos Inc.(a)	800	16,324
UT Group Co. Ltd.	800	18,783
		2,041,631
Real Estate Management & Development — 2.8%
Daito Trust Construction Co. Ltd.	1,600	182,532
Daiwa House Industry Co. Ltd.	12,800	380,997
Hulic Co. Ltd.	11,200	115,028
Katitas Co. Ltd.	1,600	20,848
Mitsubishi Estate Co. Ltd.	31,200	569,275
Mitsui Fudosan Co. Ltd.	64,200	698,702
Nomura Real Estate Holdings Inc.	2,400	67,803
Relo Group Inc.	2,400	19,537
Starts Corp. Inc.	800	16,645
Sumitomo Realty & Development Co. Ltd.	7,200	275,719
Tokyo Tatemono Co. Ltd.	4,800	81,078
Security	Shares	Value
Real Estate Management & Development (continued)
Tokyu Fudosan Holdings Corp.	14,400	$116,344
		2,544,508
Semiconductors & Semiconductor Equipment — 6.3%
Advantest Corp.	13,600	604,151
Disco Corp.	2,400	877,280
Ferrotec Holdings Corp.	1,600	31,129
Japan Material Co. Ltd.	1,600	25,573
Lasertec Corp.	2,400	662,703
Renesas Electronics Corp.	32,000	570,261
Rohm Co. Ltd.	8,800	141,141
SCREEN Holdings Co. Ltd.	1,600	207,448
Shinko Electric Industries Co. Ltd.	1,600	59,723
SUMCO Corp.	8,800	139,135
Tokyo Electron Ltd.	8,300	2,161,727
Tokyo Seimitsu Co. Ltd.	800	62,150
Ulvac Inc.	1,600	102,949
		5,645,370
Software — 0.3%
Justsystems Corp.	800	14,041
Oracle Corp./Japan	800	60,161
Rakus Co. Ltd.	2,400	32,561
Systena Corp.	8,000	14,201
Trend Micro Inc./Japan	2,400	121,888
		242,852
Specialty Retail — 1.6%
ABC-Mart Inc.	2,400	45,494
Fast Retailing Co. Ltd.	2,400	743,582
IDOM Inc.	1,600	11,034
Kohnan Shoji Co. Ltd.	800	23,073
Komeri Co. Ltd.	800	18,241
K's Holdings Corp.	3,200	27,519
Nextage Co. Ltd.	1,600	30,299
Nitori Holdings Co. Ltd.	1,600	242,483
Nojima Corp.	1,600	17,847
Shimamura Co. Ltd.	1,600	91,218
USS Co. Ltd.	11,200	92,592
VT Holdings Co. Ltd.	1,600	5,664
Workman Co. Ltd.	800	21,064
ZOZO Inc.	3,200	79,423
		1,449,533
Technology Hardware, Storage & Peripherals — 1.0%
Brother Industries Ltd.	6,400	118,696
Elecom Co. Ltd.	1,600	16,434
FUJIFILM Holdings Corp.	26,400	592,802
MCJ Co. Ltd.	1,600	14,179
Seiko Epson Corp.	6,400	111,952
Wacom Co. Ltd.	4,000	17,168
		871,231
Textiles, Apparel & Luxury Goods — 0.1%
Goldwin Inc.	800	50,937
Tobacco — 0.9%
Japan Tobacco Inc.	29,600	789,193
Trading Companies & Distributors — 7.7%
Hanwa Co. Ltd.	800	31,222
Inabata & Co. Ltd.	800	16,841
ITOCHU Corp.	32,800	1,409,075
Kanematsu Corp.	2,400	40,964
Marubeni Corp.	42,400	734,353
Mitsubishi Corp.	76,800	1,774,941
Schedule of Investments
11

Schedule of Investments (continued)
March 31, 2024
iShares® JPX-Nikkei 400 ETF
(Percentages shown are based on Net Assets)
Security	Shares	Value
Trading Companies & Distributors (continued)
Mitsui & Co. Ltd.	33,600	$1,570,852
MonotaRO Co. Ltd.	7,200	86,666
Sojitz Corp.	5,620	148,249
Sumitomo Corp.	31,200	751,544
Toyota Tsusho Corp.	4,800	329,620
		6,894,327
Wireless Telecommunication Services — 3.9%
KDDI Corp.	37,600	1,111,709
SoftBank Corp.	77,600	999,095
SoftBank Group Corp.	24,000	1,425,249
		3,536,053
Total Long-Term Investments — 99.0% (Cost: $81,324,607)		88,974,644
Short-Term Securities
Money Market Funds — 0.1%
BlackRock Cash Funds: Institutional, SL Agency Shares, 5.50%(c)(d)(e)	96,913	96,952
Security	Shares	Value
Money Market Funds (continued)
BlackRock Cash Funds: Treasury, SL Agency Shares, 5.29%(c)(d)	20,000	$20,000
Total Short-Term Securities — 0.1% (Cost: $116,961)		116,952
Total Investments — 99.1% (Cost: $81,441,568)		89,091,596
Other Assets Less Liabilities — 0.9%		803,578
Net Assets — 100.0%		$89,895,174

(a)	Non-income producing security.
(b)	All or a portion of this security is on loan.
(c)	Affiliate of the Fund.
(d)	Annualized 7-day yield as of period end.
(e)	All or a portion of this security was purchased with the cash collateral from loaned securities.
Affiliates
Investments in issuers considered to be affiliate(s) of the Fund during the year ended March 31, 2024 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:
Affiliated Issuer	Value at 03/31/23	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 03/31/24	Shares Held at 03/31/24	Income	Capital Gain Distributions from Underlying Funds
BlackRock Cash Funds: Institutional, SL Agency Shares	$—	$96,871 (a)	$—	$90	$(9)	$96,952	96,913	$686 (b)	$—
BlackRock Cash Funds: Treasury, SL Agency Shares	20,000	—	0 (a)	—	—	20,000	20,000	2,867	—
				$90	$(9)	$116,952		$3,553	$—

(a)	Represents net amount purchased (sold).
(b)
All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

Derivative Financial Instruments Outstanding as of Period End
Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Long Contracts
Mini TOPIX Index	50	06/13/24	$914	$5,359
12
2024 iShares Annual Report to Shareholders

Schedule of Investments (continued)
March 31, 2024
iShares® JPX-Nikkei 400 ETF

Derivative Financial Instruments Categorized by Risk Exposure
As of period end, the fair values of derivative financial instruments located in the Statement of Assets and Liabilities were as follows:
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Assets—Derivative Financial Instruments
Futures contracts
Unrealized appreciation on futures contracts(a)	$—	$—	$5,359	$—	$—	$—	$5,359

(a)
Net cumulative unrealized appreciation (depreciation) on futures contracts are reported in the Schedule of Investments. In the Statement of Assets and Liabilities, only current day's variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the period ended March 31, 2024, the effect of derivative financial instruments in the Statement of Operations was as follows:
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from
Futures contracts	$—	$—	$133,224	$—	$—	$—	$133,224
Net Change in Unrealized Appreciation (Depreciation) on
Futures contracts	$—	$—	$(3,137)	$—	$—	$—	$(3,137)
Average Quarterly Balances of Outstanding Derivative Financial Instruments
Futures contracts:
Average notional value of contracts — long	$651,255
For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.
Fair Value Hierarchy as of Period End
Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.
The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.
	Level 1	Level 2	Level 3	Total
Assets
Investments
Long-Term Investments
Common Stocks	$4,332,714	$84,641,930	$—	$88,974,644
Short-Term Securities
Money Market Funds	116,952	—	—	116,952
	$4,449,666	$84,641,930	$—	$89,091,596
Derivative Financial Instruments(a)
Assets
Equity Contracts	$—	$5,359	$—	$5,359

(a)	Derivative financial instruments are futures contracts. Futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.
See notes to financial statements.
Schedule of Investments
13

Statement of Assets and Liabilities
March 31, 2024

iShares JPX-Nikkei 400 ETF
ASSETS
Investments, at value—unaffiliated(a)(b)	$88,974,644
Investments, at value—affiliated(c)	116,952
Cash	14,899
Foreign currency collateral pledged for futures contracts(d)	4,790
Foreign currency, at value(e)	89,031
Receivables:
Investments sold	179,791
Securities lending income—affiliated	64
Dividends— unaffiliated	717,242
Dividends—affiliated	88
Tax reclaims	43,712
Variation margin on futures contracts	2,650
Total assets	90,143,863
LIABILITIES
Collateral on securities loaned, at value	96,853
Payables:
Investments purchased	115,675
Investment advisory fees	36,161
Total liabilities	248,689
Commitments and contingent liabilities
NET ASSETS	$89,895,174
NET ASSETS CONSIST OF
Paid-in capital	$108,704,132
Accumulated loss	(18,808,958)
NET ASSETS	$89,895,174
NET ASSET VALUE
Shares outstanding	1,200,000
Net asset value	$74.91
Shares authorized	Unlimited
Par value	None
(a) Investments, at cost—unaffiliated	$81,324,607
(b) Securities loaned, at value	$91,605
(c) Investments, at cost—affiliated	$116,961
(d) Foreign currency collateral pledged, at cost	$4,918
(e) Foreign currency, at cost	$89,420
See notes to financial statements.
14
2024 iShares Annual Report to Shareholders

Statement of Operations
Year Ended March 31, 2024

iShares JPX-Nikkei 400 ETF
INVESTMENT INCOME
Dividends—unaffiliated	$2,395,820
Dividends—affiliated	2,867
Securities lending income—affiliated—net	686
Foreign taxes withheld	(239,595)
Total investment income	2,159,778
EXPENSES
Investment advisory	432,845
Commitment costs	505
Total expenses	433,350
Net investment income	1,726,428
REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments—unaffiliated	(1,835,885)
Investments—affiliated	90
Foreign currency transactions	(37,746)
Futures contracts	133,224
In-kind redemptions—unaffiliated(a)	11,173,786
9,433,469
Net change in unrealized appreciation (depreciation) on:
Investments—unaffiliated	4,241,678
Investments—affiliated	(9)
Foreign currency translations	15
Futures contracts	(3,137)
4,238,547
Net realized and unrealized gain	13,672,016
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$15,398,444
(a) See Note 2 of the Notes to Financial Statements.
See notes to financial statements.
Financial Statements
15

Statements of Changes in Net Assets

	iShares JPX-Nikkei 400 ETF
	Year Ended 03/31/24	Year Ended 03/31/23
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
Net investment income	$1,726,428	$1,120,612
Net realized gain	9,433,469	658,670
Net change in unrealized appreciation (depreciation)	4,238,547	(5,205,255)
Net increase (decrease) in net assets resulting from operations	15,398,444	(3,425,973)
DISTRIBUTIONS TO SHAREHOLDERS(a)
Decrease in net assets resulting from distributions to shareholders	(2,031,656)	(865,818)
CAPITAL SHARE TRANSACTIONS
Net increase (decrease) in net assets derived from capital share transactions	20,110,420	(17,344,758)
NET ASSETS
Total increase (decrease) in net assets	33,477,208	(21,636,549)
Beginning of year	56,417,966	78,054,515
End of year	$89,895,174	$56,417,966

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
See notes to financial statements.
16
2024 iShares Annual Report to Shareholders

Financial Highlights
(For a share outstanding throughout each period)

	iShares JPX-Nikkei 400 ETF
	Year Ended 03/31/24	Year Ended 03/31/23	Year Ended 03/31/22	Year Ended 03/31/21	Year Ended 03/31/20
Net asset value, beginning of year	$62.69	$65.05	$73.30	$53.52	$58.88
Net investment income(a)	1.27	1.16	1.12	0.88	0.96
Net realized and unrealized gain (loss)(b)	12.70	(2.66)	(7.51)	19.82	(5.10)
Net increase (decrease) from investment operations	13.97	(1.50)	(6.39)	20.70	(4.14)
Distributions from net investment income(c)	(1.75)	(0.86)	(1.86)	(0.92)	(1.22)
Net asset value, end of year	$74.91	$62.69	$65.05	$73.30	$53.52
Total Return(d)
Based on net asset value	22.72%	(2.28)%	(8.94)%	38.91%	(7.29)%
Ratios to Average Net Assets(e)
Total expenses	0.48%	0.48%	0.48%	0.48%	0.48%
Net investment income	1.91%	1.99%	1.57%	1.36%	1.61%
Supplemental Data
Net assets, end of year (000)	$89,895	$56,418	$78,055	$87,962	$80,279
Portfolio turnover rate(f)	12%	12%	11%	10%	7%
(a) Based on average shares outstanding.
(b) The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(c) Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d) Where applicable, assumes the reinvestment of distributions.
(e) Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(f) Portfolio turnover rate excludes in-kind transactions, if any.
See notes to financial statements.
Financial Highlights
17

Notes to Financial Statements
1. ORGANIZATION
iShares Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust is organized as a Delaware statutory trust and is authorized to have multiple series or portfolios.
These financial statements relate only to the following fund (the “Fund”):
iShares ETF	Diversification Classification
JPX-Nikkei 400	Diversified
2. SIGNIFICANT ACCOUNTING POLICIES
The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period.  Actual results could differ from those estimates. The Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:
Investment Transactions and Income Recognition: For financial reporting purposes, investment transactions are recorded on the dates the transactions are executed. Realized gains and losses on investment transactions are determined using the specific identification method.  Dividend income and capital gain distributions, if any, are recorded on the ex-dividend date. Non-cash dividends, if any, are recorded on the ex-dividend date at fair value. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Fund is informed of the ex-dividend date. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest.
Foreign Currency Translation: The Fund’s books and records are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using prevailing market rates as quoted by one or more data service providers. Purchases and sales of investments are recorded at the rates of exchange prevailing on the respective dates of such transactions. Generally, when the U.S. dollar rises in value against a foreign currency, the investments denominated in that currency will lose value; the opposite effect occurs if the U.S. dollar falls in relative value.
The Fund does not isolate the effect of fluctuations in foreign exchange rates from the effect of fluctuations in the market prices of investments for financial reporting purposes. Accordingly, the effects of changes in exchange rates on investments are not segregated in the Statement of Operations from the effects of changes in market prices of those investments, but are included as a component of net realized and unrealized gain (loss) from investments. The Fund reports realized currency gains (losses) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are generally treated as ordinary income for U.S. federal income tax purposes. However, the currency hedged fund has elected to treat realized gains (losses) from certain foreign currency contracts as capital gain (loss) for U.S. federal income tax purposes.
Foreign Taxes: The Fund may be subject to foreign taxes (a portion of which may be reclaimable) on income, stock dividends, capital gains on investments, or certain foreign currency transactions.  All foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which the Fund invests.  These foreign taxes, if any, are paid by the Fund and are reflected in its Statement of Operations as follows:  foreign taxes withheld at source are presented as a reduction of income, foreign taxes on securities lending income are presented as a reduction of securities lending income, foreign taxes on stock dividends are presented as “Other foreign taxes”, and foreign taxes on capital gains from sales of investments and foreign taxes on foreign currency transactions are included in their respective net realized gain (loss) categories. Foreign taxes payable or deferred as of March 31, 2024, if any, are disclosed in the Statement of Assets and Liabilities.
The Fund files withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. The Fund may record a reclaim receivable based on collectability, which includes factors such as the jurisdiction’s applicable laws, payment history and market convention. The Statement of Operations includes tax reclaims recorded as well as professional and other fees, if any, associated with recovery of foreign withholding taxes.
Collateralization: If required by an exchange or counterparty agreement, the Fund may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments.
In-kind Redemptions: For financial reporting purposes, in-kind redemptions are treated as sales of securities resulting in realized capital gains or losses to the Fund. Because such gains or losses are not taxable to the Fund and are not distributed to existing Fund shareholders, the gains or losses are reclassified from accumulated net realized gain (loss) to paid-in capital at the end of the Fund’s tax year. These reclassifications have no effect on net assets or net asset value (“NAV”) per share.
Distributions: Dividends and distributions paid by the Fund are recorded on the ex-dividend dates. Distributions are determined on a tax basis and may differ from net investment income and net realized capital gains for financial reporting purposes. Dividends and distributions are paid in U.S. dollars and cannot be automatically reinvested in additional shares of the Fund.
Indemnifications: In the normal course of business, the Fund enters into contracts that contain a variety of representations that provide general indemnification. The Fund’s maximum exposure under these arrangements is unknown because it involves future potential claims against the Fund, which cannot be predicted with any certainty.
18
2024 iShares Annual Report to Shareholders

Notes to Financial Statements  (continued)
3. INVESTMENT  VALUATION AND FAIR VALUE MEASUREMENTS
Investment  Valuation Policies: The Fund’s investments are valued at fair value (also referred to as “market value” within the financial statements) each day that the Fund’s listing exchange is open and, for financial reporting purposes, as of the report date. U.S. GAAP defines fair value as the price a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Board of Trustees of the Trust (the “Board”) of the Fund has approved the designation of BlackRock Fund Advisors (“BFA”), the Fund’s investment adviser, as the valuation designee for the Fund. The Fund determines the fair values of its financial instruments using various independent dealers or pricing services under BFA’s policies. If a security’s market price is not readily available or does not otherwise accurately represent the fair value of the security, the security will be valued in accordance with BFA’s policies and procedures as reflecting fair value. BFA has formed a committee (the “Valuation Committee”) to develop pricing policies and procedures and to oversee the pricing function for all financial instruments, with assistance from other BlackRock pricing committees.
Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of the Fund’s assets and liabilities:
• Equity investments traded on a recognized securities exchange are valued at that day’s official closing price, as applicable, on the exchange where the stock is primarily traded. Equity investments traded on a recognized exchange for which there were no sales on that day are valued at the last traded price.
• Investments in open-end U.S. mutual funds (including money market funds) are valued at that day’s published NAV.
• Futures contracts are valued based on that day’s last reported settlement or trade price on the exchange where the contract is traded.
Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of trading on the New York Stock Exchange (“NYSE”). Each business day, the Fund uses current market factors supplied by independent pricing services to value certain foreign instruments (“Systematic Fair Value Price”). The Systematic Fair Value Price is designed to value such foreign securities at fair value as of the close of trading on the NYSE, which follows the close of the local markets.
If events (e.g., market volatility, company announcement or a natural disaster) occur that are expected to materially affect the value of such investment, or in the event that application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Valuation Committee, in accordance with BFA’s policies and procedures as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Valuation Committee include market approach, income approach and cost approach. Valuation techniques such as discounted cash flow, use of market comparables and matrix pricing are types of valuation approaches and are typically used in determining fair value. When determining the price for Fair Valued Investments, the Valuation Committee seeks to determine the price that the Fund might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Valuation Committee deems relevant and consistent with the principles of fair value measurement.
Fair value pricing could result in a difference between the prices used to calculate a fund’s NAV and the prices used by the fund’s underlying index, which in turn could result in a difference between the fund’s performance and the performance of the fund’s underlying index.
Fair  Value Hierarchy: Various inputs are used in determining the fair value of financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial reporting purposes as follows:
• Level 1 – Unadjusted price quotations in active markets/exchanges for identical assets or liabilities that the Fund has the ability to access;
• Level 2 – Other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs); and
• Level 3 – Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, (including the Valuation Committee’s assumptions used in determining the fair value of financial instruments).
The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. Investments classified within Level 3 have significant unobservable inputs used by the Valuation Committee in determining the price for Fair Valued Investments. Level 3 investments include equity or debt issued by privately held companies or funds that may not have a secondary market and/or may have a limited number of investors. The categorization of a value determined for financial instruments is based on the pricing transparency of the financial instruments and is not necessarily an indication of the risks associated with investing in those securities.
4. SECURITIES AND OTHER INVESTMENTS
Securities Lending: The Fund may lend its securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Fund collateral consisting of cash, an irrevocable letter of credit issued by an approved bank, or securities issued or guaranteed by the U.S. government. The initial collateral received by the Fund is required to have a value of at least 102% of the current market value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter at a value equal to at least 100% of the current value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the Fund and any additional required collateral is delivered to the Fund or excess
Notes to Financial Statements
19

Notes to Financial Statements  (continued)
collateral is returned by the Fund, on the next business day. During the term of the loan, the Fund is entitled to all distributions made on or in respect of the loaned securities but does not receive interest income on securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.
As of period end, any securities on loan were collateralized by cash and/or U.S. Government obligations. Cash collateral invested in money market funds managed by BFA, or its affiliates is disclosed in the Schedule of Investments. Any non-cash collateral received cannot be sold, re-invested or pledged by the Fund, except in the event of borrower default. The securities on loan, if any, are also disclosed in the Fund’s Schedule of Investments. The market value of any securities on loan and the value of any related cash collateral are disclosed in the Statement of Assets and Liabilities.
Securities lending transactions are entered into by the Fund under Master Securities Lending Agreements (each, an “MSLA”) which provide the right, in the event of default (including bankruptcy or insolvency) for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, the Fund, as lender, would offset the market value of the collateral received against the market value of the securities loaned. When the value of the collateral is greater than that of the market value of the securities loaned, the lender is left with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, absent an event of default, the borrower can resell or re-pledge the loaned securities, and the Fund can reinvest cash collateral received in connection with loaned securities. Upon an event of default, the parties’ obligations to return the securities or collateral to the other party are extinguished, and the parties can resell or re-pledge the loaned securities or the collateral received in connection with the loaned securities in order to satisfy the defaulting party’s net payment obligation for all transactions under the MSLA. The defaulting party remains liable for any deficiency.
As of period end, the following table is a summary of the securities on loan by counterparty which are subject to offset under an MSLA:
iShares ETF and Counterparty	Securities Loaned at Value	Cash Collateral Received(a)	Non-Cash Collateral Received, at Fair Value(a)	Net Amount
JPX-Nikkei 400
J.P. Morgan Securities LLC	$5,937	$(5,937)	$—	$—
Macquarie Bank Ltd.	63,749	(63,749)	—	—
Morgan Stanley	21,462	(21,462)	—	—
Nomura Securities International, Inc.	457	(457)	—	—
	$91,605	$(91,605)	$—	$—

(a)
Collateral received, if any, in excess of the market value of securities on loan is not presented in this table. The total cash collateral received by the Fund is disclosed in the Fund’s
Statements of Assets and Liabilities.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, the Fund benefits from a borrower default indemnity provided by BlackRock, Inc. (“BlackRock”). BlackRock’s indemnity allows for full replacement of the securities loaned to the extent the collateral received does not cover the value of the securities loaned in the event of borrower default. The Fund could incur a loss if the value of an investment purchased with cash collateral falls below the market value of the loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received. Such losses are borne entirely by the Fund.
5. DERIVATIVE FINANCIAL INSTRUMENTS
Futures Contracts: Futures contracts are purchased or sold to gain exposure to, or manage exposure to, changes in interest rates (interest rate risk) and changes in the value of equity securities (equity risk) or foreign currencies (foreign currency exchange rate risk).
Futures contracts are exchange-traded agreements between the Fund and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and on a specified date. Depending on the terms of a contract, it is settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash amount on the settlement date. Upon entering into a futures contract, the Fund is required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on a contract’s size and risk profile. The initial margin deposit must then be maintained at an established level over the life of the contract. Amounts pledged, which are considered restricted, are included in cash pledged for futures contracts in the Statement of Assets and Liabilities.
Securities deposited as initial margin are designated in the Schedule of Investments and cash deposited, if any, are shown as cash pledged for futures contracts in the Statement of  Assets and Liabilities. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation (depreciation) and, if any, shown as variation margin receivable (or payable) on futures contracts in the Statement of Assets and Liabilities. When the contract is closed, a realized gain or loss is recorded in the Statement of Operations equal to the difference between the notional amount of the contract at the time it was opened and the notional amount at the time it was closed. The use of futures contracts involves the risk of an imperfect correlation in the movements in the price of futures contracts and interest rates, foreign currency exchange rates or underlying assets.
20
2024 iShares Annual Report to Shareholders

Notes to Financial Statements  (continued)
6. INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES
Investment Advisory Fees: Pursuant to an Investment Advisory Agreement with the Trust, BFA manages the investment of the Fund’s assets. BFA is a California corporation indirectly owned by BlackRock. Under the Investment Advisory Agreement, BFA is responsible for substantially all expenses of the Fund, except (i) interest and taxes; (ii) brokerage commissions and other expenses connected with the execution of portfolio transactions; (iii) distribution fees; (iv) the advisory fee payable to BFA; and (v) litigation expenses and any extraordinary expenses (in each case as determined by a majority of the independent trustees).
For its investment advisory services to the Fund, BFA is entitled to an annual investment advisory fee of 0.48%, accrued daily and paid monthly by the Fund, based on the average daily net assets of the Fund.
Distributor: BlackRock Investments, LLC, an affiliate of BFA, is the distributor for the Fund. Pursuant to the distribution agreement, BFA is responsible for any fees or expenses for distribution services provided to the Fund.
Securities Lending: The U.S. Securities and Exchange Commission (the “SEC”) has issued an exemptive order which permits BlackRock Institutional Trust Company, N.A. (“BTC”), an affiliate of BFA, to serve as securities lending agent for the Fund, subject to applicable conditions.  As securities lending agent, BTC bears all operational costs directly related to securities lending, including any custodial costs. The Fund is responsible for fees in connection with the investment of cash collateral received for securities on loan (the “collateral investment fees”). The cash collateral is invested in a money market fund, BlackRock Cash Funds: Institutional or BlackRock Cash Funds: Treasury, managed by BFA, or its affiliates. However, BTC has agreed to reduce the amount of securities lending income it receives in order to effectively limit the collateral investment fees the Fund bears to an annual rate of 0.04%. The SL Agency Shares of such money market fund will not be subject to a sales load, redemption fee, distribution fee or service fee. The money market fund in which the cash collateral has been invested may, under certain circumstances, impose a liquidity fee of up to 2% of the value redeemed or temporarily restrict redemptions for up to 10 business days during a 90 day period, in the event that the money market fund’s weekly liquid assets fall below certain thresholds.
Securities lending income is generally equal to the total of income earned from the reinvestment of cash collateral (and excludes collateral investment fees), and any fees or other payments to and from borrowers of securities. The Fund retains a portion of the securities lending income and remits the remaining portion to BTC as compensation for its services as securities lending agent.
Pursuant to the current securities lending agreement, the Fund retains 82% of securities lending income (which excludes collateral investment fees), and the amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.
In addition, commencing the business day following the date that the aggregate securities lending income plus the collateral investment fees generated across all 1940 Act iShares exchange-traded funds (the “iShares ETF Complex”) in that calendar year exceeds a specified threshold, the Fund, pursuant to the securities lending agreement, will retain for the remainder of that calendar year 85% of securities lending income (which excludes collateral investment fees), and the amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.
The share of securities lending income earned by the Fund is shown as securities lending income – affiliated – net in its Statement of Operations. For the year ended March 31, 2024, the Fund paid BTC $174 for securities lending agent services.
Officers and Trustees: Certain officers and/or trustees of the Trust are officers and/or trustees of BlackRock or its affiliates.
Other Transactions: Cross trading is the buying or selling of portfolio securities between funds to which BFA (or an affiliate) serves as investment adviser. At its regularly scheduled quarterly meetings, the Board reviews such transactions as of the most recent calendar quarter for compliance with the requirements and restrictions set forth by Rule 17a-7.
For the year ended March 31, 2024, transactions executed by the Fund pursuant to Rule 17a-7 under the 1940 Act were as follows:
iShares ETF	Purchases	Sales	Net Realized Gain (Loss)
JPX-Nikkei 400	$616,294	$12,740	$(356)
The Fund may invest its positive cash balances in certain money market funds managed by BFA or an affiliate. The income earned on these temporary cash investments is shown as dividends – affiliated in the Statement of Operations.
A fund, in order to improve its portfolio liquidity and its ability to track its underlying index, may invest in shares of other iShares funds that invest in securities in the fund’s underlying index.
7. PURCHASES AND SALES
For the year ended March 31, 2024, purchases and sales of investments, excluding short-term securities and in-kind transactions, were as follows:
iShares ETF	Purchases	Sales
JPX-Nikkei 400	$10,821,214	$10,595,410
Notes to Financial Statements
21

Notes to Financial Statements  (continued)
For the year ended March 31, 2024, in-kind transactions were as follows:
iShares ETF	In-kind Purchases	In-kind Sales
JPX-Nikkei 400	$66,475,566	$46,999,574
8. INCOME TAX INFORMATION
The Fund is treated as an entity separate from the Trust’s other funds for federal income tax purposes. It is the Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no U.S. federal income tax provision is required.
Management has analyzed tax laws and regulations and their application to the Fund as of March 31, 2024, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Fund’s financial statements.
U.S. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting.  These reclassifications have no effect on net assets or NAV per share. As of March 31, 2024, permanent differences attributable to realized gains (losses) from in-kind redemptions were reclassified to the following accounts:
iShares ETF	Paid-in Capital	Accumulated Earnings (Loss)
JPX-Nikkei 400	$10,626,263	$ (10,626,263)
The tax character of distributions paid was as follows:
iShares ETF	Year Ended 03/31/24	Year Ended 03/31/23
JPX-Nikkei 400
Ordinary income	$2,031,656	$865,818
As of March 31, 2024, the tax components of accumulated net earnings (losses) were as follows:
iShares ETF	Undistributed Ordinary Income	Non-expiring Capital Loss Carryforwards(a)	Net Unrealized Gains (Losses)(b)	Total
JPX-Nikkei 400	$1,293,711	$(26,185,343)	$6,082,674	$(18,808,958)

(a)	Amounts available to offset future realized capital gains.
(b)
The difference between book-basis and tax-basis unrealized gains (losses) was attributable primarily to the tax deferral of losses on wash sales and the realization for tax purposes of unrealized gains on investments in passive foreign investment companies.

A fund may own shares in certain foreign investment entities, referred to, under U.S. tax law, as “passive foreign investment companies.” Such fund may elect to mark-to-market annually the shares of each passive foreign investment company and would be required to distribute to shareholders any such marked-to-market gains.
As of March 31, 2024, gross unrealized appreciation and depreciation based on cost of investments (including short positions and derivatives, if any) for U.S. federal income tax purposes were as follows:
iShares ETF	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
JPX-Nikkei 400	$83,013,363	$12,900,984	$(6,817,392)	$6,083,592
9. LINE OF CREDIT
The Fund, along with certain other iShares funds (“Participating Funds”), is a party to a $800 million credit agreement (“Syndicated Credit Agreement”) with a group of lenders, which expires on October 16, 2024. The line of credit may be used for temporary or emergency purposes, including redemptions, settlement of trades and rebalancing of portfolio holdings in certain target markets. The Funds may borrow up to the aggregate commitment amount subject to asset coverage and other limitations as specified in the Syndicated Credit Agreement. The Syndicated Credit Agreement has the following terms: a commitment fee of 0.15% per annum on the unused portion of the credit agreement and interest at a rate equal to the higher of (a) Daily Simple Secured Overnight Financing Rate (“SOFR”) plus 0.10% and 1.00% per annum or (b)
22
2024 iShares Annual Report to Shareholders

Notes to Financial Statements  (continued)
the U.S. Federal Funds rate plus 1.00% per annum on amounts borrowed. The commitment fee is generally allocated to each Participating Fund based on the lesser of a Participating Fund’s relative exposure to certain target markets or a Participating Fund’s maximum borrowing amount as set forth by the terms of the Syndicated Credit Agreement.
During the year ended March 31, 2024, the Fund did not borrow under the Syndicated Credit Agreement.
10. PRINCIPAL RISKS
In the normal course of business, the Fund invests in securities or other instruments and may enter into certain transactions, and such activities subject the Fund to various risks, including, among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation or international tax treaties between various countries; or (iv) currency, interest rate or price fluctuations. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, recessions, or other events could have a significant impact on the Fund and its investments. The Fund’s prospectus provides details of the risks to which the Fund is subject.
BFA uses an indexing approach to try to achieve the Fund’s investment objective. The Fund is not actively managed, and BFA generally does not attempt to take defensive positions under any market conditions, including declining markets.
The Fund may be exposed to additional risks when reinvesting cash collateral in money market funds that do not seek to maintain a stable NAV per share of $1.00, which may be subject to discretionary liquidity fees under certain circumstances.
Valuation Risk: The market values of equities, such as common stocks and preferred securities or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company. They may also decline due to factors which affect a particular industry or industries. A fund may invest in illiquid investments. An illiquid investment is any investment that a fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. A fund may experience difficulty in selling illiquid investments in a timely manner at the price that it believes the investments are worth. Prices may fluctuate widely over short or extended periods in response to company, market or economic news. Markets also tend to move in cycles, with periods of rising and falling prices. This volatility may cause a fund’s NAV to experience significant increases or decreases over short periods of time. If there is a general decline in the securities and other markets, the NAV of a fund may lose value, regardless of the individual results of the securities and other instruments in which a fund invests.
Counterparty Credit Risk: The Fund may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions, including making timely interest and/or principal payments or otherwise honoring its obligations. The Fund manages counterparty credit risk by entering into transactions only with counterparties that BFA believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Fund to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Fund’s exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Statement of Assets and Liabilities, less any collateral held by the Fund.
A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.
With exchange-traded futures, there is less counterparty credit risk to the Fund since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, a fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency). Additionally, credit risk exists in exchange-traded futures with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Fund.
Geographic/Asset Class Risk:  A diversified portfolio, where this is appropriate and consistent with a fund’s objectives, minimizes the risk that a price change of a particular investment will have a material impact on the NAV of a fund. The investment concentrations within the Fund’s portfolio are disclosed in its Schedule of Investments.
The Fund invests a significant portion of its assets in issuers located in a single country or a limited number of countries. When a fund concentrates its investments in this manner, it assumes the risk that economic, regulatory, political and social conditions in that country or those countries may have a significant impact on the fund and could affect the income from, or the value or liquidity of, the Fund’s portfolio. Unanticipated or sudden political or social developments may cause uncertainty in the markets and as a result adversely affect the Fund's investments. Foreign issuers may not be subject to the same uniform accounting, auditing and financial reporting standards and practices as used in the United States. Foreign securities markets may also be more volatile and less liquid than U.S. securities and may be less subject to governmental supervision not typically associated with investing in U.S. securities.
Notes to Financial Statements
23

Notes to Financial Statements  (continued)
The Fund invests a significant portion of its assets in securities of issuers located in Asia or with significant exposure to Asian issuers or countries. The Asian financial markets have recently experienced volatility and adverse trends due to concerns in several Asian countries regarding monetary policy, government intervention in the markets, rising government debt levels or economic downturns. These events may spread to other countries in Asia and may affect the value and liquidity of certain of the Fund’s investments.
Significant Shareholder Redemption Risk: Certain shareholders may own or manage a substantial amount of fund shares and/or hold their fund investments for a limited period of time. Large redemptions of fund shares by these shareholders may force a fund to sell portfolio securities, which may negatively impact the fund’s NAV, increase the fund’s brokerage costs, and/or accelerate the realization of taxable income/gains and cause the fund to make additional taxable distributions to shareholders.
 11. CAPITAL SHARE TRANSACTIONS
Capital shares are issued and redeemed by the Fund only in aggregations of a specified number of shares or multiples thereof (“Creation Units”) at NAV. Except when aggregated in Creation Units, shares of the Fund are not redeemable.
Transactions in capital shares were as follows:
	Year Ended 03/31/24		Year Ended 03/31/23
iShares ETF	Shares	Amount	Shares	Amount
JPX-Nikkei 400
Shares sold	1,050,000	$68,286,446	—	$—
Shares redeemed	(750,000)	(48,176,026)	(300,000)	(17,344,758)
	300,000	$20,110,420	(300,000)	$(17,344,758)
The consideration for the purchase of Creation Units of a fund in the Trust generally consists of the in-kind deposit of a designated portfolio of securities and a specified amount of cash.  Certain funds in the Trust may be offered in Creation Units solely or partially for cash in U.S. dollars.  Authorized Participants purchasing and redeeming Creation Units may pay a purchase transaction fee and a redemption transaction fee directly to State Street Bank and Trust Company, the Trust’s administrator, to offset transfer and other transaction costs associated with the issuance and redemption of Creation Units, including Creation Units for cash.  Authorized Participants transacting in Creation Units for cash may also pay an additional variable charge to compensate the relevant fund for certain transaction costs (i.e., stamp taxes, taxes on currency or other financial transactions, and brokerage costs) and market impact expenses relating to investing in portfolio securities. Such variable charges, if any, are included in shares sold in the table above.
From time to time, settlement of securities related to in-kind contributions or in-kind redemptions may be delayed. In such cases, securities related to in-kind transactions are reflected as a receivable or a payable in the Statement of Assets and Liabilities.
12. SUBSEQUENT EVENTS
Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were available to be issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.
24
2024 iShares Annual Report to Shareholders

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of
iShares Trust and Shareholders of iShares JPX-Nikkei 400 ETF
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of iShares JPX-Nikkei 400 ETF (one of the funds constituting iShares Trust, referred to hereafter as the "Fund") as of March 31, 2024, the related statement of operations for the year ended March 31, 2024, the statement of changes in net assets for each of the two years in the period ended March 31, 2024, including the related notes, and the financial highlights for each of the five years in the period ended March 31, 2024 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of March 31, 2024, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended March 31, 2024 and the financial highlights for each of the five years in the period ended March 31, 2024 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of March 31, 2024 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
May 23, 2024
We have served as the auditor of one or more BlackRock investment companies since 2000.
Report of Independent Registered Public Accounting Firm
25

Important Tax Information (unaudited)
The following amount, or maximum amount allowable by law, are hereby designated as qualified dividend income for individuals for the fiscal year ended March 31, 2024:
iShares ETF	Qualified Dividend Income
JPX-Nikkei 400	$2,202,951
The Fund intends to pass through to its shareholders the following amount, or maximum amount allowable by law, of foreign source income earned and foreign taxes paid for the fiscal year ended March 31, 2024:
iShares ETF	Foreign Source Income Earned	Foreign Taxes Paid
JPX-Nikkei 400	$2,396,034	$221,885
26
2024 iShares Annual Report to Shareholders

Statement Regarding Liquidity Risk Management Program (unaudited)
In compliance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), iShares Trust (the “Trust”) has adopted and implemented a liquidity risk management program (the “Program”) for iShares JPX-Nikkei 400 ETF (the “Fund” or “ETF”), a series of the Trust, which is reasonably designed to assess and manage the Fund’s liquidity risk.
The Board of Trustees (the “Board”) of the Trust, on behalf of the Fund, met on December 8, 2023 (the “Meeting”) to review the Program.  The Board previously appointed BlackRock Fund Advisors (“BlackRock”), the investment adviser to the Fund, as the program administrator for the Fund’s Program. BlackRock also previously delegated oversight of the Program to the 40 Act Liquidity Risk Management Committee  (the “Committee”). At the Meeting, the Committee, on behalf of BlackRock, provided the Board with a report that addressed the operation of the Program and assessed its adequacy and effectiveness of implementation, including the management of the Fund’s Highly Liquid Investment Minimum (“HLIM”) where applicable, and any material changes to the Program (the “Report”). The Report covered the period from October 1, 2022 through September 30, 2023 (the “Program Reporting Period”).
The Report described the Program’s liquidity classification methodology for categorizing the Fund’s investments (including derivative transactions) into one of four liquidity buckets. It also referenced the methodology used by BlackRock to establish the Fund’s HLIM and noted that the Committee reviews and ratifies the HLIM assigned to the Fund no less frequently than annually. The Report also discussed notable events affecting liquidity over the Program Reporting Period, including extended market holidays, delays in the repatriation of the local currency in certain non-U.S. countries, the continued illiquidity of Russian equity securities and the suspension of select sanctions in Venezuela.
The Report noted that the Program complied with the key factors for consideration under the Liquidity Rule for assessing, managing and periodically reviewing the Fund’s liquidity risk, as follows:
 a) The Fund’s investment strategy and liquidity of portfolio investments during both normal and reasonably foreseeable stressed conditions. During the Program Reporting Period, the Committee reviewed whether the Fund’s strategy is appropriate for an open-end fund structure, with a focus on funds with more significant and consistent holdings of less liquid and illiquid assets. The Committee also factored a fund’s concentration in an issuer into the liquidity classification methodology by taking issuer position sizes into account. Derivative exposure was also considered in the calculation of a fund’s liquidity bucketing. Finally, a factor for consideration under the Liquidity Rule is a Fund’s use of borrowings for investment purposes. However, the Funds do not borrow for investment purposes.
 b) Short-term and long-term cash flow projections during both normal and reasonably foreseeable stressed conditions. During the Program Reporting Period, the Committee reviewed historical redemption activity and used this information as a component to establish each ETF’s reasonably anticipated trading size utilized for liquidity classifications. The Committee may also take into consideration a fund’s shareholder ownership concentration (which, depending on product type and distribution channel, may or may not be available), a fund’s distribution channels, and the degree of certainty associated with a fund’s short-term and long-term cash flow projections.
 c) Holdings of cash and cash equivalents, as well as borrowing arrangements. The Committee considered that ETFs generally do not hold more than de minimis amounts of cash. The Committee also considered that ETFs generally do not engage in borrowing.
 d) The relationship between an ETF’s portfolio liquidity and the way in which, and the prices and spreads at which, ETF shares trade, including the efficiency of the arbitrage function and the level of active participation by market participants, including authorized participants. The Committee monitored the prevailing bid/ask spread and the ETF price premium (or discount) to NAV for all ETFs. However, there were no ETFs with persistent deviations of fund premium/discount or bid/ask spreads from long-term averages over the Program Reporting Period.
 e) The effect of the composition of baskets on the overall liquidity of an ETF’s portfolio. In reviewing the linkage between the composition of custom baskets accepted by an ETF and any significant change in the liquidity profile of such ETF, the Committee reviewed changes in the proportion of each ETF’s portfolio comprised of less liquid and illiquid holdings to determine if applicable thresholds were met requiring enhanced review. There were no ETFs for which the custom baskets accepted by the ETF had a significant change in its liquidity profile.
There were no material changes to the Program during the Program Reporting Period other than the enhancement of certain model components in the Program’s classification methodology. The Report provided to the Board stated that the Committee concluded that based on the operation of the functions, as described in the Report, the Program is operating as intended and is effective in implementing the requirements of the Liquidity Rule.
Statement Regarding Liquidity Risk Management Program
27

Supplemental Information (unaudited)
Section 19(a) Notices
The amounts and sources of distributions reported are estimates and are being provided pursuant to regulatory requirements and are not being provided for tax reporting purposes. The actual amounts and sources for tax reporting purposes will depend upon the Fund’s investment experience during the year and may be subject to changes based on tax regulations. Shareholders will receive a Form 1099-DIV each calendar year that will inform them how to report these distributions for federal income tax purposes.
March 31, 2024
	Total Cumulative Distributions for the Fiscal Year				% Breakdown of the Total Cumulative Distributions for the Fiscal Year
iShares ETF	Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Share	Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Share
JPX-Nikkei 400(a)	$1.373513	$—	$0.377108	$1.750621	78%	—%	22%	100%

(a)
The Fund estimates that it has distributed more than its net investment income and net realized capital gains; therefore, a portion of the distribution may be a return of capital. A return of capital may occur, for example, when some or all of the shareholder's investment in the Fund is returned to the shareholder. A return of capital does not necessarily reflect the
Fund’s investment performance and should not be confused with “yield” or “income”. When distributions exceed total return performance, the difference will incrementally reduce the
Fund’s net asset value per share.

Tailored Shareholder Reports for Open-End Mutual Funds and ETFs
Effective January 24, 2023, the SEC adopted rule and form amendments to require open-end mutual funds and ETFs to transmit concise and visually engaging streamlined annual and semiannual reports to shareholders that highlight key information. Other information, including financial statements, will no longer appear in a streamlined shareholder report but must be available online, delivered free of charge upon request, and filed on a semiannual basis on Form N-CSR. The rule and form amendments have a compliance date of July 24, 2024. At this time, management is evaluating the impact of these amendments on the shareholder reports for the Funds.
Premium/Discount Information
Information on the Fund's net asset value, market price, premiums and discounts, and bid-ask spreads can be found at iShares.com.
28
2024 iShares Annual Report to Shareholders

Trustee and Officer Information (unaudited)
The Board of Trustees has responsibility for the overall management and operations of the Funds, including general supervision of the duties performed by BFA and other service providers. Each Trustee serves until he or she resigns, is removed, dies, retires or becomes incapacitated. Each officer shall hold office until his or her successor is elected and qualifies or until his or her death, resignation or removal. Trustees who are not “interested persons” (as defined in the 1940 Act) of the Trust are referred to as independent trustees (“Independent Trustees”).
The registered investment companies advised by BFA or its affiliates (the “BlackRock-advised Funds”) are organized into one complex of open-end equity, multi-asset, index and money market funds and ETFs (the “BlackRock Multi-Asset Complex”), one complex of closed-end funds and open-end non-index fixed-income funds (including ETFs) (the “BlackRock Fixed-Income Complex”) and one complex of ETFs (“Exchange-Traded Fund Complex”) (each, a “BlackRock Fund Complex”). Each Fund is included in the Exchange-Traded Fund Complex. Each Trustee also serves as a Director of iShares, Inc. and a Trustee of iShares U.S. ETF Trust and, as a result, oversees all of the funds within the Exchange-Traded Fund Complex, which consists of 404 funds as of March 31, 2024. With the exception of Stephen Cohen, Robert S. Kapito and Aaron Wasserman, the address of each Trustee and officer is c/o BlackRock, Inc., 400 Howard Street, San Francisco, CA 94105. The address of Mr. Kapito and Mr. Wasserman is c/o BlackRock, Inc., 50 Hudson Yards, New York, NY 10001. The address of Mr. Cohen is c/o BlackRock, Inc., Drapers Gardens, 12 Throgmorton Avenue, London EC2N 2DL United Kingdom. The Board has designated John E. Kerrigan as its Independent Board Chair. Additional information about the Funds’ Trustees and officers may be found in the Funds’ combined Statement of Additional Information, which is available without charge, upon request, by calling toll-free 1-800-iShares (1-800-474-2737).
Interested Trustees
Name (Year of Birth)	Position(s)	Principal Occupation(s) During Past 5 Years	Other Directorships Held by Trustee
Robert S. Kapito(a) (1957)	Trustee (since 2009).
President of BlackRock, Inc. (since 2006); Vice Chairman of BlackRock, Inc. and
Head of BlackRock’s Portfolio Management Group (since its formation in 1998) and
BlackRock, Inc.’s predecessor entities (since 1988); Trustee, University of
Pennsylvania (since 2009); President of Board of Directors, Hope & Heroes
Children’s Cancer Fund (since 2002).
Director of BlackRock, Inc. (since 2006); Director of iShares, Inc. (since 2009); Trustee of iShares U.S. ETF Trust (since 2011).
Stephen Cohen(b) (1975)	Trustee (since 2024).
Senior Managing Director, Head of Global Product Solutions of BlackRock, Inc.
(since 2024); Senior Managing Director, Head of Europe, Middle East and Africa
Regions of BlackRock, Inc. (2021-2024); Head of iShares Index and Wealth in
EMEA of BlackRock, Inc. (2017-2021); Global Head of Fixed Income Indexing of
BlackRock, Inc. (2016-2017); Chief Investment Strategist for International Fixed
Income and iShares of BlackRock, Inc. (2011-2015).
Director of iShares, Inc. (since 2024); Trustee of iShares U.S. ETF Trust (since 2024).
(a) Robert S. Kapito is deemed to be an “interested person” (as defined in the 1940 Act) of the Trust due to his affiliations with BlackRock, Inc. and its affiliates.
(b) Stephen Cohen is deemed to be an "interested person" (as defined in the 1940 Act) of the Trust due to his affiliations with BlackRock, Inc. and its affiliates.

Independent Trustees
Name (Year of Birth)	Position(s)	Principal Occupation(s) During Past 5 Years	Other Directorships Held by Trustee
John E. Kerrigan (1955)	Trustee (since 2005); Independent Board Chair (since 2022).	Chief Investment Officer, Santa Clara University (since 2002).	Director of iShares, Inc. (since 2005); Trustee of iShares U.S. ETF Trust (since 2011); Independent Board Chair of iShares, Inc. and iShares U.S. ETF Trust (since 2022).
Jane D. Carlin (1956)	Trustee (since 2015); Risk Committee Chair (since 2016).
Consultant (since 2012); Member of the Audit Committee (2012-2018), Chair of the
Nominating and Governance Committee (2017-2018) and Director of PHH
Corporation (mortgage solutions) (2012-2018); Managing Director and Global Head of Financial Holding Company Governance & Assurance and the Global Head of
Operational Risk Management of Morgan Stanley (2006-2012).

Director of iShares, Inc. (since 2015); Trustee of
iShares U.S. ETF Trust (since 2015); Member of
the Audit Committee (since 2016), Chair of the
Audit Committee (since 2020) and Director of
The Hanover Insurance Group, Inc. (since 2016).

Richard L. Fagnani (1954)	Trustee (since 2017); Audit Committee Chair (since 2019).	Partner, KPMG LLP (2002-2016); Director of One Generation Away (since 2021).	Director of iShares, Inc. (since 2017); Trustee of iShares U.S. ETF Trust (since 2017).
Trustee and Officer Information
29

Trustee and Officer Information (unaudited) (continued)
Independent Trustees (continued)
Name (Year of Birth)	Position(s)	Principal Occupation(s) During Past 5 Years	Other Directorships Held by Trustee
Cecilia H. Herbert (1949)	Trustee (since 2005); Nominating and Governance and Equity Plus Committee Chairs (since 2022).
Chair of the Finance Committee (since 2019) and Trustee and Member of the
Finance, Audit and Quality Committees of Stanford Health Care (since 2016);
Trustee of WNET, New York’s public media company (since 2011) and Member of the Audit Committee (since 2018), Investment Committee (since 2011) and
Personnel Committee (since 2022); Member of the Wyoming State Investment
Funds Committee (since 2022); Trustee of Forward Funds (14 portfolios)
(2009-2018); Trustee of Salient MF Trust (4 portfolios) (2015-2018); Director of the
Jackson Hole Center for the Arts (since 2021).
Director of iShares, Inc. (since 2005); Trustee of iShares U.S. ETF Trust (since 2011).
Drew E. Lawton (1959)	Trustee (since 2017); 15(c) Committee Chair (since 2017).	Senior Managing Director of New York Life Insurance Company (2010-2015).	Director of iShares, Inc. (since 2017); Trustee of iShares U.S. ETF Trust (since 2017); Director of Jackson Financial Inc. (since 2021).
John E. Martinez (1961)	Trustee (since 2003); Securities Lending Committee Chair (since 2019).	Director of Real Estate Equity Exchange, Inc. (since 2005); Director of Cloudera Foundation (2017-2020); and Director of Reading Partners (2012-2016).	Director of iShares, Inc. (since 2003); Trustee of iShares U.S. ETF Trust (since 2011).
Madhav V. Rajan (1964)	Trustee (since 2011); Fixed-Income Plus Committee Chair (since 2019).
Dean, and George Pratt Shultz Professor of Accounting, University of Chicago Booth
School of Business (since 2017); Advisory Board Member (since 2016) and Director
(since 2020) of C.M. Capital Corporation; Chair of the Board for the Center for
Research in Security Prices, LLC (since 2020); Director of WellBe Senior Medical
(since 2023); Robert K. Jaedicke Professor of Accounting, Stanford University
Graduate School of Business (2001-2017); Professor of Law (by courtesy), Stanford
Law School (2005-2017); Senior Associate Dean for Academic Affairs and Head of
MBA Program, Stanford University Graduate School of Business (2010-2016).
Director of iShares, Inc. (since 2011); Trustee of iShares U.S. ETF Trust (since 2011).

Officers
Name (Year of Birth)	Position(s)	Principal Occupation(s) During Past 5 Years
Jessica Tan (1980)	President (since 2024).
Managing Director of BlackRock, Inc. (since 2015); Head of Global Product Solutions, Americas of BlackRock, Inc. (since 2024) and Head of Sustainable and Transition Solutions of BlackRock, Inc. (2022-2024); Global Head of Corporate Strategy of BlackRock, Inc.
(2019-2022); Chief of Staff to the CEO of BlackRock, Inc. (2017-2019).

Trent Walker (1974)	Treasurer and Chief Financial Officer (since 2020).
Managing Director of BlackRock, Inc. (since 2019); Chief Financial Officer of iShares Delaware Trust Sponsor LLC, BlackRock Funds,
BlackRock Funds II, BlackRock Funds IV, BlackRock Funds V and BlackRock Funds VI (since 2021).

Aaron Wasserman (1974)	Chief Compliance Officer (iShares, Inc. and iShares Trust, since 2023; iShares U.S. ETF Trust, since 2023).
Managing Director of BlackRock, Inc. (since 2018); Chief Compliance Officer of the BlackRock Multi-Asset Complex, the BlackRock
Fixed-Income Complex and the Exchange-Traded Fund Complex (since 2023); Deputy Chief Compliance Officer for the BlackRock
Multi-Asset Complex, the BlackRock Fixed-Income Complex and the Exchange-Traded Fund Complex (2014-2023).

Marisa Rolland (1980)	Secretary (since 2022).	Managing Director of BlackRock, Inc. (since 2023); Director of BlackRock, Inc. (2018-2022).
Rachel Aguirre (1982)	Executive Vice President (since 2022).
Managing Director of BlackRock, Inc. (since 2018); Head of U.S. iShares Product (since 2022); Head of EII U.S. Product Engineering of
BlackRock, Inc. (since 2021); Co-Head of EII’s Americas Portfolio Engineering of BlackRock, Inc. (2020-2021); Head of Developed
Markets Portfolio Engineering of BlackRock, Inc. (2016-2019).

Jennifer Hsui (1976)	Executive Vice President (since 2022).	Managing Director of BlackRock, Inc. (since 2009); Co-Head of Index Equity of BlackRock, Inc. (since 2022).
30
2024 iShares Annual Report to Shareholders

Trustee and Officer Information (unaudited) (continued)
Officers (continued)
Name (Year of Birth)	Position(s)	Principal Occupation(s) During Past 5 Years
James Mauro (1970)	Executive Vice President (since 2022).	Managing Director of BlackRock, Inc. (since 2010); Head of Fixed Income Index Investments in the Americas and Head of San Francisco Core Portfolio Management of BlackRock, Inc. (since 2020).

Effective July 1, 2023, Aaron Wasserman replaced Charles Park as Chief Compliance Officer.
Effective February 1, 2024, Salim Ramji resigned as Trustee of the Trust.
Effective March 5, 2024, Stephen Cohen replaced Salim Ramji as Trustee of the Trust.
Effective March 5, 2024, Dominik Rohé resigned as President of the Trust.
Effective March 5, 2024, Jessica Tan replaced Dominik Rohé as President of the Trust.
Effective April 8, 2024, Laura Fergerson was appointed as Trustee of the Trust.
Effective April 8, 2024, James Lam was appointed as Trustee of the Trust.
Trustee and Officer Information
31

General Information
Electronic Delivery
Shareholders can sign up for e-mail notifications announcing that the shareholder report or prospectus has been posted on the iShares website at iShares.com. Once you have enrolled, you will no longer receive prospectuses and shareholder reports in the mail.
To enroll in electronic delivery:
 • Go to icsdelivery.com.
 • If your brokerage firm is not listed, electronic delivery may not be available. Please contact your broker-dealer or financial advisor.
Householding
Householding is an option available to certain fund investors. Householding is a method of delivery, based on the preference of the individual investor, in which a single copy of certain shareholder documents and Rule 30e-3 notices can be delivered to investors who share the same address, even if their accounts are registered under different names. Please contact your broker-dealer if you are interested in enrolling in householding and receiving a single copy of prospectuses and other shareholder documents, or if you are currently enrolled in householding and wish to change your householding status.
Availability of Quarterly Schedule of Investments
The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Forms N-PORT are available on the SEC’s website at sec.gov.  Additionally, the Fund makes its portfolio holdings for the first and third quarters of each fiscal year available at iShares.com/fundreports.
Availability of Proxy Voting Policies and Proxy Voting Records
A description of the policies and procedures that the iShares Funds use to determine how to vote proxies relating to portfolio securities and information about how the iShares Funds voted proxies relating to portfolio securities during the most recent twelve-month period ending June 30 is available without charge, upon request (1) by calling toll-free 1-800-474-2737; (2) on the iShares website at iShares.com; and (3) on the SEC website at sec.gov.
A description of the Trust’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the Fund Prospectus. The Fund discloses its portfolio holdings daily and provides information regarding its top holdings in Fund fact sheets at iShares.com.
32
2024 iShares Annual Report to Shareholders

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Want to know more?
iShares.com | 1-800-474-2737
This report is intended for the Fund’s shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current prospectus.
Investing involves risk, including possible loss of principal.
The iShares Funds are distributed by BlackRock Investments, LLC (together with its affiliates, “BlackRock”).
The iShares Funds are not sponsored, endorsed, issued, sold or promoted by the Japan Exchange Group, Inc., JPX Market Innovation & Research, Inc. or Nikkei, Inc., nor do these companies make any representation regarding the advisability of investing in the iShares Funds. BlackRock is not affiliated with the companies listed above.
©2024 BlackRock, Inc. All rights reserved. iSHARES and BLACKROCK are registered trademarks of BlackRock, Inc. or its subsidiaries. All other marks are the property of their respective owners.
iS-AR-310-0324

(b) Not Applicable

Item 2.	Code of Ethics.

The registrant has adopted a code of ethics, as of the end of the period covered by this report, applicable to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. During the period covered by this report, the registrant has not amended the code of ethics and there have been no waivers granted under the code of ethics. The registrant undertakes to provide a copy of the code of ethics to any person upon request, without charge, by calling 1-800-474-2737.

Item 3.	Audit Committee Financial Expert.

The registrant’s Board of Trustees has determined that the registrant has more than one audit committee financial expert, as that term is defined under Item 3(b) and 3(c), serving on its audit committee. The audit committee financial experts serving on the registrant’s audit committee are Richard L. Fagnani and Madhav V. Rajan, all of whom are independent, as that term is defined under Item 3(a)(2).

Item 4.	Principal Accountant Fees and Services.

The principal accountant fees disclosed in items 4(a), 4(b), 4(c), 4(d) and 4(g) are for the twenty series of the registrant for which the fiscal year-end is March 31, 2024 (the “Funds”), and whose annual financial statements are reported in Item 1.

(a) Audit Fees – The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the Funds’ annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years were $283,700 for the fiscal year ended March 31, 2023 and $270,400 for the fiscal year ended March 31, 2024.

(b) Audit-Related Fees – There were no fees billed for the fiscal years ended March 31, 2023 and March 31, 2024 for assurance and related services by the principal accountant that were reasonably related to the performance of the audit of the Fund’s financial statements and are not reported under (a) of this Item.

(c) Tax Fees – The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice and tax planning for the Funds were $203,700 for the fiscal year ended March 31, 2023 and $194,000 for the fiscal year ended March 31, 2024. These services related to the review of the Funds’ tax returns and excise tax calculations.

(d) All Other Fees – There were no other fees billed in each of the fiscal years ended March 31, 2023 and March 31, 2024 for products and services provided by the principal accountant, other than the services reported in (a) through (c) of this Item.

(e) (1) The registrant’s audit committee charter, as amended, provides that the audit committee is responsible for the approval, prior to appointment, of the engagement of the principal accountant to annually audit and provide their opinion on the registrant’s financial statements. The audit committee must also approve, prior to appointment, the engagement of the principal accountant to provide non-audit services to the registrant or to any entity controlling, controlled by or under common control with the registrant’s investment adviser (“Adviser Affiliate”) that provides ongoing services to the registrant, if the engagement relates directly to the operations and financial reporting of the registrant.

(2) There were no services described in (b) through (d) above that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not Applicable

(g) The aggregate non-audit fees billed by the registrant’s principal accountant for services rendered to the Funds, and rendered to the registrant’s investment adviser, and any Adviser Affiliate that provides ongoing services to the registrant for the last two fiscal years were $203,700 for the fiscal year ended March 31, 2023 and $194,000 for the fiscal year ended March 31, 2024.

(h) The registrant’s audit committee has considered whether the provision of non-audit services rendered to the registrant’s investment adviser and any Adviser Affiliate that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, if any, is compatible with maintaining the principal accountant’s independence, and has determined that the provision of these services, if any, does not compromise the principal accountant’s independence.

(i) Not Applicable

(j) Not Applicable

Item 5.	Audit Committee of Listed Registrants.

(a) The registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act of 1934 and has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act of 1934. The registrant’s audit committee members are Richard L. Fagnani, Cecilia H. Herbert and Madhav V. Rajan.

(b) Not applicable.

Item 6.	Investments.

(a) Schedules of investments are included as part of the reports to shareholders filed under Item 1 of this Form.

(b) Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to the registrant.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to the registrant.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to the registrant.

Item 10.	Submission of Matters to a Vote of Security Holders.

There were no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees.

Item 11.	Controls and Procedures.

(a) The President (the registrant’s Principal Executive Officer) and Treasurer and Chief Financial Officer (the registrant’s Principal Financial Officer) have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) are effective as of a date within 90 days of the filing date of this report, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the Investment Company Act of 1940 and Rules 13a-15(b) or 15d-15(b) under the Exchange Act of 1934.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable to the registrant.

Item 13.	Recovery of Erroneously Awarded Compensation.

Not applicable

Item 14.	Exhibits.

(a) (1) Code of Ethics is not filed as an exhibit; please refer to Item 2.

(a) (2) Section 302 Certifications are attached.

(a) (3) Any written solicitation to purchase securities under Rule 23c-1 – Not Applicable

(a) (4) Change in Registrant’s independent public accountant – Not Applicable

(b) Section 906 Certifications are attached.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

iShares Trust

By:	/s/ Jessica Tan
Jessica Tan, President (Principal Executive Officer)

Date: May 23, 2024

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Jessica Tan
Jessica Tan, President (Principal Executive Officer)

Date: May 23, 2024

By:	/s/ Trent Walker
Trent Walker, Treasurer and Chief Financial Officer (Principal Financial Officer)

Date: May 23, 2024